UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                 811-05742

                        BlackRock FundsSM

(Exact name of registrant as specified in charter)

100 Bellevue Parkway Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Brian Kindelan, Esq.

BlackRock Advisors, LLC

100 Bellevue Parkway

                                                                   Wilmington, Delaware 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:             (800) 441-7762

Date of fiscal year end:             September 30, 2007

Date of reporting period:             March 31, 2007

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report to shareholders is as follows:

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds

Equity Portfolios

SEMI-ANNUAL REPORT  |  MARCH 31, 2007 (UNAUDITED)

Investment Trust

Capital Appreciation

Mid-Cap Value Equity

Mid-Cap Growth Equity

Aurora

Small/Mid-Cap Growth

Small Cap Value Equity

Small Cap Core Equity

Small Cap Growth Equity

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

Health Sciences Opportunities

U.S. Opportunities

Global Opportunities

International Opportunities

Asset Allocation

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
Investment Trust	2-3
Capital Appreciation (formerly Legacy)	4-5
Mid-Cap Value Equity	6-7
Mid-Cap Growth Equity	8-9
Aurora	10-11
Small/Mid-Cap Growth	12-13
Small Cap Value Equity	14-15
Small Cap Core Equity	16-17
Small Cap Growth Equity	18-19
Global Science & Technology Opportunities	20-21
Global Resources	22-23
All-Cap Global Resources	24-25
Health Sciences Opportunities	26-27
U.S. Opportunities	28-29
Global Opportunities	30-31
International Opportunities	32-33
Asset Allocation	34-35
Note on Performance Information	36
Schedules of Investments	37-101
Key To Investment Abbreviations	102
Portfolio Financial Statements
Statements of Assets and Liabilities	104-109
Statements of Operations	110-112
Statements of Changes in Net Assets	114-120
Financial Highlights	122-163
Notes to Financial Statements	164-202

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index).	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

INVESTMENT TRUST PORTFOLIO

Total Net Assets (3/31/07):  $1.2 billion

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks long-term capital appreciation. The Trust normally invests at least 80% of its net assets in equity securities. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large- and medium-capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk-measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the Trust’s return per unit of risk. The Trust seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the S&P 500® Index.

Recent Portfolio Management Activity:

•	All share classes of the Trust outperformed the benchmark index for the semiannual period.

•

The U.S. equity market, as measured by the S&P 500® Index, gained 7.38% for the semiannual period, with the strongest monthly result occurring in October. Benign economic data, more stable oil prices and solid corporate earnings reports during the fourth quarter of 2006 produced steady positive results into February 2007. However, during the last two days of February and into early March, the market experienced a sell-off that erased much of the gains of the first two months of the year. The sell-off followed the emergence of concerns over China’s stock market volatility and subprime mortgage market stability, as well as some negative comments on the U.S. economy from former Federal Reserve (Fed) Chairman Alan Greenspan. The markets managed to recover a portion of the earlier losses during the second half of March after some positive interpretations of the just-released Fed policy statement.

•

From a sector perspective, the materials (+21.42%), utilities (+19.29%) and telecommunications (+16.61%) sectors produced the strongest absolute performance over the period. Healthcare (+2.46%), financials (+4.0%) and information technology (+5.12%) were the weakest sectors, although each was in positive territory for the semiannual period.

•

Small-cap stocks performed better than large-cap stocks during the period, with the Russell 2000 Index (+11.02%) outperforming the S&P 500® Index (+7.38%) by 364 basis points. Value stocks also outperformed growth stocks for the period, with the Russell 1000® Value Index (+9.34%) outpacing the Russell 1000® Growth Index (+7.19%) by 215 basis points. Mid-cap stocks outperformed all other U.S. asset classes over the period, advancing 13.19% as measured by the S&P 400 Index.

•

Across our large-cap core universe, dividend-paying stocks modestly underperformed non-dividend-paying stocks during the period. High-quality stocks (those ranked B+ and above by Standard & Poor’s) also significantly underperformed low-quality stocks (ranked B and below) during the same period.

•

Across our large-cap core universe, the core quantitative model was solidly predictive, with each of our factor groups (Earnings Expectations, Valuation, Market signals and Management signals) producing positive predictive power. From an individual factor perspective, Price Momentum, Change in Accounting Accruals, Book to Price, Return on Equity, Forecast Earnings to Price and Earnings Revisions Down were the strongest-performing factors. Earnings Revisions Up and Forecast Estimate Dispersion were the only negative-performing factors during the period.

•

From a relative return perspective, the Trust’s holdings in consumer cyclicals, transportation, energy and basic materials were the strongest performers. Specifically, the Trust’s overweight positions in highly ranked Goodyear Tire (+115%), Temple Inland (+51%), Paccar (+33%), Marathon Oil (+30%), Continental Airlines (+29%), Freeport-McMoran Copper and Gold (+29%), Union Pacific (+16%) and ConocoPhillips (+16%) helped relative performance. The healthcare and information technology sectors produced the weakest relative performance for the Trust, especially our overweight positions in highly ranked Motorola (-29%) and Pfizer (-9%) and our avoidance of lower ranked Qualcomm (+18%), Abbott Labs (+16%) and Bristol-Meyers Squibb (+14%).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT TRUST PORTFOLIO

AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	8.20%	11.62%	6.29%	5.35%
Service Class	8.04%	11.37%	5.98%	5.04%
Investor A Class (Load Adjusted)	2.39%	5.43%	4.70%	4.32%
Investor A Class (NAV)	8.03%	11.26%	5.82%	4.88%
Investor B Class (Load Adjusted)	3.08%	5.86%	4.73%	4.26%
Investor B Class (NAV)	7.58%	10.36%	5.06%	4.26%
Investor C Class (Load Adjusted)	6.59%	9.36%	5.05%	4.10%
Investor C Class (NAV)	7.59%	10.36%	5.05%	4.10%
S&P 500® Index	7.38%	11.83%	6.27%	8.20%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13 /93; SERVICE SHARES, 9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR C SHARES, 9/27/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

INVESTMENT TRUST PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
General Electric Co.	3.1%
Bank of America Corp.	2.8
AT&T, Inc.	2.5
Exxon Mobil Corp.	2.5
JPMorgan Chase & Co.	2.3
Citigroup, Inc.	2.2
Pfizer, Inc.	2.2
International Business Machines Corp.	2.1
Cisco Systems, Inc.	2.0
ConocoPhillips	1.8

Total	23.5%

Top Ten Industries (% of long-term investments)
Banks	9.9%
Oil & Gas	9.5
Manufacturing	8.1
Insurance	6.2
Computer & Office Equipment	5.3
Finance	5.0
Pharmaceuticals	4.9
Computer Software & Services	4.8
Retail Merchandising	4.8
Energy & Utilities	4.0

Total	62.5%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,082.00	1,080.40	1,080.30	1,075.80	1,075.90	1,021.11	1,019.95	1,019.14	1,015.36	1,015.41
Expenses Incurred During Period (10/01/06 - 3/31/07)	4.00	5.19	6.02	9.88	9.83	3.89	5.05	5.86	9.64	9.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.77%, 1.00%, 1.16%, 1.91% and 1.90% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CAPITAL APPRECIATION

Total Net Assets (3/31/07):  $240.6 million

Performance Benchmark:

Russell 1000® Growth Index

Investment Approach:

Seeks long-term growth of capital by investing at least 80% of total assets in common and preferred stock, and securities that are convertible into common and preferred stock, of mid- and large-capitalization companies. The Portfolio seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns, with an emphasis on large companies that exhibit stable growth and accelerated earnings.

Recent Portfolio Management Activity:

•	Effective January 31, 2007, the name of the Portfolio was changed from BlackRock Legacy Portfolio to BlackRock Capital Appreciation Portfolio.

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

•

During the six-month period ended March 31, 2007, the Russell 1000® Growth Index posted a gain of 7.19%. At the sector level, materials and energy provided performance leadership, while healthcare and consumer staples were the weakest performers within the Index. The Portfolio’s strength in information technology (IT), consumer discretionary and telecommunication services could not offset relative weakness in consumer staples and healthcare. Stock selection in IT was the most prominent positive performance factor for the six-month period. Selection gains were strongest among software stocks, especially Salesforce.com, and computers & peripherals names such as Hewlett-Packard. Within consumer discretionary, selection decisions in apparel and luxury goods, as well as lodging and leisure, drove strength. Likewise, solid stock selection in telecommunication services contributed to return comparisons, with both diversified and wireless telecommunication services positions fueling gains. Positions in Hilton Hotels and Polo Ralph Lauren were the best performers in consumer discretionary, and NII Holdings made a significant contribution in telecommunication services.

•

Stock selection in both healthcare and consumer staples, which were the two worst-performing sectors in the Russell 1000® Growth Index, created a meaningful drag on return comparisons during the period. Investor sentiment shifted away from many of our healthcare holdings during the first half of the period. Select biotechnology and pharmaceutical positions hurt returns over the period, with Genzyme, AstraZeneca and Allergan being the most notable detractors. In consumer staples, sector rotation hurt several of our holdings as a dramatic shift away from defensive areas took place during the period. At the company level, overweights in drugstore operator CVS Corp. and household products maker Procter & Gamble hurt returns.

•

Our active sector exposures shifted throughout the period as a result of stock-specific buy/sell decisions and the performance of underlying holdings. At March 31, 2007, we remained broadly diversified across sectors and industries. The Portfolio’s most meaningful overweight was in the telecommunication services sector, while our most significant underweight was in the consumer discretionary sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CAPITAL APPRECIATION PORTFOLIO AND THE RUSSELL 1000® GROWTH INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	5.97%	3.61%	4.20%	5.08%
Service Class	5.67%	3.10%	3.88%	4.78%
Investor A Class (Load Adjusted)	0.13%	(2.30)%	2.75%	4.09%
Investor A Class (NAV)	5.67%	3.10%	3.87%	4.70%
Investor B Class (Load Adjusted)	0.74%	(2.21)%	2.74%	3.96%
Investor B Class (NAV)	5.24%	2.29%	3.10%	3.96%
Investor C Class (Load Adjusted)	4.31%	1.36%	3.13%	3.94%
Investor C Class (NAV)	5.31%	2.36%	3.13%	3.94%
Russell 1000® Growth Index	7.19%	7.06%	3.48%	3.03%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12/31/97; INVESTOR A SHARES, 12/31/97; INVESTOR C SHARES, 12/31/97; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

CAPITAL APPRECIATION

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Google, Inc. — Class A	3.4%
General Electric Co.	3.4
The Procter & Gamble Co.	3.1
Cisco Systems, Inc.	3.1
Apple Computer, Inc.	3.1
Honeywell International, Inc.	2.9
Wal-Mart Stores, Inc.	2.9
PepsiCo, Inc.	2.8
Monsanto Co.	2.7
AT&T, Inc.	2.6

Total	30.0%

Top Ten Industries (% of long-term investments)
Manufacturing	14.3%
Computer Software & Services	11.3
Telecommunications	9.5
Pharmaceuticals	9.0
Computer & Office Equipment	7.3
Retail Merchandising	6.7
Finance	5.1
Medical & Medical Services	3.7
Aerospace	3.2
Medical Instruments & Supplies	3.2

Total	73.3%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,059.70	1,056.70	1,056.70	1,052.40	1,053.10	1,020.91	1,018.39	1,018.39	1,014.45	1,014.95
Expenses Incurred During Period (10/01/06 - 3/31/07)	4.16	6.72	6.72	10.69	10.19	4.09	6.61	6.61	10.55	10.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.81%, 1.31%, 1.31%, 2.09% and 1.99% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

MID-CAP VALUE EQUITY PORTFOLIO

Total Net Assets (3/31/07):  $1.1 billion

Performance Benchmark:

Russell Midcap® Value Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. The Portfolio defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index. The Portfolio manager seeks mid-capitalization stocks which he believes are worth more than is indicated by current market price. The Portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the semiannual period.

•

Despite increased volatility late in the period, the Russell Midcap Value Index posted a solid total return over the six months ended March 31, 2007. All major sectors of the Index ended the period in positive territory, with utilities, materials and energy producing the most significant gains. The Portfolio’s outperformance of the benchmark for the semiannual period is attributed to strength in the utilities, consumer discretionary and materials sectors, which outweighed relative weakness in financials and healthcare.

•

Generally easing energy prices and the announced acquisition of TXU by private equity firm Kohlberg Kravis and Roberts were strong positive catalysts for utilities stocks during the period. Within the Portfolio, favorable stock selection, particularly among gas and multi-utilities, powered relative strength in the sector. Performance also benefited from solid stock selection in the consumer discretionary sector, particularly among auto components producers and apparel manufacturers. Key individual contributors included Cooper Tire & Rubber Co. and Warnaco Group Inc. Likewise, stocks of chemical manufacturers and containers & packaging producers held in the Portfolio generated solid gains during the period, contributing to outperformance in the materials sector. Notable performers included industrial chemical producer Celanese Corp. and Owens-Illinois Inc., a manufacturer of glass containers and plastic packaging products.

•

Although the financials sector posted gains greater than 8% during the period, it was the weakest major sector in the benchmark Russell Midcap® Value Index. Accordingly, the Portfolio’s underweight exposure to the sector added value. However, this advantage was overshadowed by disappointing stock selection, particularly among insurance names. Specifically, Conseco Inc., a provider of life insurance and supplemental medical insurance, weighed on sector performance as management continues to implement its turnaround strategy and improve the firm’s challenging long-term care business. In healthcare, stock selection proved to be a modest detractor from relative sector comparisons. The Portfolio experienced the most pronounced weakness among healthcare equipment and supply manufacturers.

•

Looking ahead, we expect increased equity market volatility as the positive catalysts of ample liquidity, ongoing strength in merger-and-acquisition activity, aggressive stock buybacks and a possible easing in monetary policy fight the headwinds of slowing economic growth, further deterioration in the housing market and contracting corporate profit margins. Accordingly, we continue to focus on maintaining portfolio diversification at both the sector and security level. At period-end, the most notable sector exposures relative to the benchmark included modest overweights in healthcare (particularly among equipment and supply manufacturers), energy and information technology. Notable underweights at period-end were in materials, utilities and financials, primarily driven by an underweight exposure to real estate investment trusts (REITs).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL MIDCAP® VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	15.44%	18.21%	11.28%	13.67%
Service Class	15.31%	17.84%	10.94%	13.35%
Investor A Class (Load Adjusted)	9.24%	11.77%	9.76%	12.74%
Investor A Class (NAV)	15.28%	17.93%	10.94%	13.35%
Investor B Class (Load Adjusted)	10.39%	12.45%	9.88%	12.54%
Investor B Class (NAV)	14.89%	16.95%	10.15%	12.54%
Investor C Class (Load Adjusted)	13.95%	16.02%	10.17%	12.55%
Investor C Class (NAV)	14.95%	17.02%	10.17%	12.55%
Russell Midcap® Value Index	13.77%	17.13%	15.22%	14.00%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 8/25/86; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05; . SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

MID-CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Mellon Financial Corp.	2.0%
Public Service Enterprise Group, Inc.	1.9
PPL Corp.	1.9
Entergy Corp.	1.9
Wintrust Financial Corp.	1.9
Cullen/Frost Bankers, Inc.	1.9
Zions Bancorporation	1.8
The Brink’s Co.	1.7
Edison International	1.7
Equitable Resources, Inc.	1.7

Total	18.4%

Top Ten Industries (% of long-term investments)
Energy & Utilities	13.6%
Banks	9.4
Retail Merchandising	7.8
Real Estate	6.5
Finance	6.3
Oil & Gas	6.2
Business Service	5.8
Insurance	4.9
Food & Agriculture	3.5
Electronics	3.4

Total	67.4%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,154.40	1,153.10	1,152.80	1,148.90	1,149.50	1,020.05	1,018.65	1,018.69	1,014.90	1,014.90
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.26	6.75	6.71	10.72	10.72	4.95	6.35	6.31	10.10	10.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.98%, 1.25%, 1.25%, 2.00% and 2.00% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

MID-CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (3/31/07):  $392.7 million

Performance Benchmark:

Russell Midcap® Growth Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the Portfolio management team believes have above-average earnings growth potential. The Portfolio generally defines these companies as those with market capitalizations comparable in size to the companies listed in the Russell Midcap® Growth Index. The Portfolio management team focuses on U.S. mid-capitalization emerging-growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team employs a bottom-up investment style, whereby security selection is based upon fundamental analysis of earnings, cash flows, competitive position and management’s abilities.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark return during the semiannual period.

•

A very strong finish to 2006 — combined with a volatile, but ultimately positive, first quarter of 2007 — resulted in double-digit performance for the mid cap growth market during the six-month reporting period. Heightened merger-and-acquisition (M&A) activity continued to boost share prices of small- and mid-cap stocks, as larger companies looked to acquisitions to fuel growth and financial buyers invested increasingly large sums of money.

•

Investments across all sectors contributed positively to the Portfolio’s strong absolute returns. Relative to the Russell Midcap® Growth Index, the Portfolio’s positions in the consumer discretionary and industrials sectors added the most value. Within consumer discretionary, positive stock selection in the hotels, restaurants & leisure and specialty retail industries provided the greatest gains. Orient Express Hotels rose more than 60% as investors applied higher value to its collection of luxury properties and anticipated a potential acquisition of the company. GameStop, a retailer of videogame software and hardware and a top position in the Portfolio, has benefited from the new hardware cycle and continues to see a positive long-term outlook.

•	In industrials, holdings in the aerospace & defense industry proved beneficial during the six-month period. Key contributors included Precision Castparts and Goodrich.

•

Stock selection in the healthcare sector somewhat offset the successes in consumer discretionary and industrials. Portfolio holdings across several healthcare industries disappointed. Pharmacy benefit manager Caremark detracted from performance as it stumbled during the fourth quarter on negative industry news prior to an acquisition bid from CVS. We eliminated the position after receiving news of the initial bid. Both Endo Pharmaceuticals and Medicis Pharmaceuticals struggled during the period as investors became concerned about competition for some of each company’s key products.

•

While stock selection in the information technology sector was mixed, our sector positioning detracted from relative returns. Information technology shares lagged the broader market, and our overexposure relative to the Russell Midcap® Growth Index negatively impacted relative returns during the period.

•

Sector weightings remained fairly stable during the six months. We modestly increased the Portfolio’s allocations to industrials and financials, while lowering exposure to information technology. As we began the second quarter of 2007, the Portfolio continued to hold its largest overweight in information technology, where we have found many diverse opportunities across the sector. The largest underweight at this time was in the consumer discretionary sector, reflecting our avoidance of household durables and automotive stocks.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH EQUITY PORTFOLIO

AND THE RUSSELL MIDCAP® GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	11.03%	3.58%	6.59%	11.15%
Service Class	10.71%	3.08%	6.23%	10.79%
Investor A Class (Load Adjusted)	5.02%	(2.38)%	4.96%	10.02%
Investor A Class (NAV)	10.80%	3.07%	6.10%	10.61%
Investor B Class (Load Adjusted)	5.84%	(2.26)%	5.00%	9.98%
Investor B Class (NAV)	10.34%	2.24%	5.32%	9.98%
Investor C Class (Load Adjusted)	9.34%	1.24%	5.32%	9.81%
Investor C Class (NAV)	10.34%	2.24%	5.32%	9.81%
R Class (NAV)	10.65%	3.04%	6.03%	10.56%
Russell Midcap® Growth Index	11.18%	6.90%	9.45%	9.44%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12/27/96; SERVICE SHARES, 12/27/96; INVESTOR A SHARES, 12/27/96; INVESTOR B SHARES, 12/27/96; INVESTOR C SHARES, 12/27/96; AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

MID-CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Harris Corp.	2.7%
GameStop Corp.	2.6
Thermo Electron Corp.	2.4
Amdocs Ltd.	2.3
Goodrich Corp.	2.1
Precision Castparts Corp.	1.9
Alliance Data Systems Corp.	1.8
Medco Health Solutions, Inc.	1.8
Chicago Mercantile Exchange Holdings, Inc.	1.8
Oshkosh Truck Corp.	1.8

Total	21.2%

Top Ten Industries (% of long-term investments)
Computer Software & Services	12.4%
Retail Merchandising	10.4
Oil & Gas	8.2
Telecommunications	7.6
Medical & Medical Services	6.6
Pharmaceuticals	4.8
Finance	4.4
Entertainment & Leisure	4.3
Business Services	4.3
Manufacturing	4.1

Total	67.1%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,110.30	1,107.10	1,108.00	1,103.40	1,103.40	1,106.50	1,019.70	1,017.28	1,017.07	1,013.29	1,013.29	1,016.92
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.52	8.04	8.25	12.17	12.17	8.40	5.30	7.72	7.93	11.71	11.71	8.08

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.05%, 1.53%, 1.57%, 2.32%, 2.32% and 1.60% for the Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AURORA PORTFOLIO

Total Net Assets (3/31/07):  $1.7 billion

Performance Benchmark:

Russell 2500™ Value Index

Investment Approach:

Seeks high total return, consisting principally of capital appreciation, by investing at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stock. The Portfolio considers issuers of small- and mid-capitalization stocks to be companies that are comparable in size to the companies in the Russell 2500TM Value Index or a similar index. In choosing among small- and mid-capitalization stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth.

Recent Portfolio Management Activity:

•

The Portfolio’s Institutional, Service, Investor A, and R shares outperformed the benchmark for the semiannual period. Investor B performance modestly trailed the benchmark while Investor C performance was in line with the benchmark.

•

Despite increased volatility late in the period, the Russell 2500TM Value Index posted a solid total return over the six months ended March 31, 2007. All major sectors of the Index ended the period in positive territory, with materials and consumer staples posting the most significant gains. During this semiannual reporting period, the Portfolio’s strong relative performance stemmed from strength in the consumer discretionary, energy and financials sectors, which outweighed relative weakness in information technology (IT) and healthcare.

•

Notwithstanding a slowing economy and deteriorating housing market, consumer spending remained surprisingly robust during the period, sustained by a strong jobs market and generally easing energy prices. In this environment, the Portfolio benefited from favor-able stock selection in the consumer discretionary sector, particularly among select retailers, apparel manufacturers and lodging names. Likewise, stock selection in the volatile energy sector also drove favorable sector comparisons. Natural gas exploration and production concern Southwestern Energy Co. was among the most notable individual contributors. The financials sector was the weakest major sector in the benchmark, ending the period with only modest gains. The Portfolio’s underweight, particularly among underperforming commercial banks and thrift & mortgage finance names, drove favorable sector comparisons. Underweight exposure to real estate investment trusts (REITs), which make up more than 12% of the Russell 2500TM Value Index, also added value during the period.

•

In IT, weakness from software, IT services and semiconductor-related holdings resulted in sector underperformance. Customer management software producer Amdocs Ltd., IT and communications solutions provider CACI International Inc. and semiconductor maker Integrated Device Technology Inc. were the most notable detractors in the sector. Underperformance in healthcare was driven primarily by disappointing stock selection, particularly among healthcare providers and equipment and supply manufacturers. Cooper Cos. and DaVita Inc. were among the biggest detractors.

•

Looking ahead, we expect increased equity market volatility as the positive catalysts of ample liquidity, ongoing strength in merger-and-acquisition (M&A) activity, aggressive stock buybacks and a possible easing in monetary policy fight the headwinds of slowing economic growth, further deterioration in the housing market and contracting corporate profit margins. Accordingly, the Portfolio ended the period more neutrally positioned from a sector perspective, with a continued focus on holding stocks of high-quality small- and mid-cap companies. We believe the Portfolio is well positioned to continue to benefit from heightened M&A activity as our investment process generally leads us to own attractively valued stocks of solid companies which also make for compelling private equity and leveraged buyout candidates.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AURORA PORTFOLIO, AND THE RUSSELL 2500TM VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	13.11%	8.97%	9.09%	15.89%
Service Class	12.92%	8.51%	8.76%	15.58%
Investor A Class (Load Adjusted)	7.00%	2.81%	7.54%	14.88%
Investor A Class (NAV)	12.92%	8.51%	8.70%	15.50%
Investor B Class (Load Adjusted)	9.07%	4.43%	7.70%	14.67%
Investor B Class (NAV)	12.48%	7.69%	7.91%	14.67%
Investor C Class (Load Adjusted)	11.75%	6.96%	7.92%	14.66%
Investor C Class (NAV)	12.51%	7.69%	7.92%	14.66%
R Class (NAV)	12.78%	8.34%	8.46%	15.22%
Russell 2500TM Value Index	12.51%	12.15%	14.33%	13.96%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 2/13/95; INVESTOR A SHARES, 2/13/95; INVESTOR C SHARES, 2/13/95; INVESTOR B SHARES, 1/1/99; SERVICE SHARES, 1/28/05; AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

AURORA PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
BJ’s Wholesale Club, Inc.	3.0%
The Brink’s Co.	2.7
Orient-Express Hotels Ltd. — Class A	2.5
NCR Corp.	2.3
Hain Celestial Group, Inc.	2.0
Saks, Inc.	1.9
Piper Jaffray Cos., Inc.	1.8
MDU Resources Group, Inc.	1.8
Wisconsin Energy Corp.	1.7
Affiliated Managers Group, Inc.	1.6

Total	21.3%

Top Ten Industries (% of long-term investments)
Retail Merchandising	12.8%
Energy & Utilities	10.8
Banks	7.7
Entertainment & Leisure	7.4
Business Services	6.4
Medical & Medical Services	5.9
Real Estate	5.7
Insurance	4.5
Oil & Gas	4.1
Computer Software & Services	3.6

Total	68.9%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,131.10	1,129.20	1,129.20	1,124.80	1,125.10	1,127.80	1,019.85	1,017.73	1,017.78	1,013.94	1,013.94	1,016.92
Expenses Incurred During Period (10/01/06 -3/31/07)	5.42	7.64	7.59	11.60	11.60	8.49	5.15	7.27	7.22	11.06	11.06	8.08

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.02%, 1.44%, 1.43%, 2.19%, 2.19% and 1.60% for the Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SMALL/MID-CAP GROWTH PORTFOLIO

Total Net Assets (3/31/07):  $271.7 million

Performance Benchmark:

Russell 2500™ Growth Index

Investment Approach:

Seeks to provide growth of capital by investing at least 80% of its total assets in small-capitalization and mid-capitalization companies. The Portfolio views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. The Portfolio generally defines small- and mid-capitalization companies as those that have market capitalizations similar to the market capitalizations of companies in the Russell 2500TM Growth Index or a similar index. The management team uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark index for the semiannual period.

•

A very strong finish to 2006 — combined with a volatile, but ultimately positive, first quarter of 2007 — resulted in double-digit performance for the small/mid-cap growth market during the six-month period ended March 31, 2007. Heightened merger-and-acquisition activity continued to boost share prices of smaller-capitalization stocks, as larger companies looked to acquisitions to fuel growth and financial buyers sought to invest increasingly large sums of money.

•

The Portfolio produced a double-digit return during this period, with all sectors generating positive absolute results. The Portfolio trailed the benchmark’s impressive return, however, as successful stock selection in the consumer discretionary and financials sectors could not offset negative stock selection in healthcare and information technology (IT).

•

Our investments in the consumer discretionary sector rose more than 20% collectively, a result of positive stock selection in the hotels, restaurants & leisure and specialty retail industries. Orient Express Hotels rose more than 60% as investors afforded higher value to its collection of luxury properties and anticipated a potential acquisition of the company. GameStop, a retailer of videogame software and hardware and a key position in the portfolio, has benefited from the new hardware cycle and continues to see a very positive long-term outlook. In financials, Investors Financial Services Corp. surged on the announcement of its acquisition by State Street Corp., highlighting our positive results in the sector.

•

Disappointing stock selection in the healthcare sector detracted from relative return comparisons. Investments in the pharmaceuticals and healthcare equipment & supplies industries underperformed their peers in the Index. Both Endo Pharmaceuticals and Medicis Pharmaceuticals struggled as investors became concerned about competition for some of each company’s key products. Among equipment stocks, Wright Medical Group and Varian Medical Systems negatively impacted the Portfolio during the period.

•

Within IT, relative weakness in software investments contributed to the relative underperformance in the sector. Amdocs, a key position in the Portfolio, declined significantly in January after slightly lowering earnings expectations for 2007. We maintained our confidence in this holding, and the stock rose steadily since the initial sell-off on the news. Other detractors in IT included Transaction Systems Architects, a developer of software for banks, and SonicWall, a provider of software and services for Internet security.

•

During the past six months, we significantly increased the Portfolio’s weighting in the consumer discretionary sector while reducing allocations to financials and industrials. As we began the second quarter of 2007, the Portfolio had a significant overweight in the information technology sector, where we have found many diverse opportunities in the IT services industry. The largest underweight at this time was in the financials sector, where we do not find many compelling long-term growth opportunities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL/MID-CAP GROWTH PORTFOLIO AND THE RUSSELL 2500TM GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	11.32%	4.45%	8.53%	10.08%
Service Class	11.10%	4.11%	8.24%	9.80%
Investor A Class (Load Adjusted)	5.24%	(1.35)%	7.09%	9.15%
Investor A Class (NAV)	11.10%	4.11%	8.26%	9.74%
Investor B Class (Load Adjusted)	6.22%	(1.07)%	7.15%	9.00%
Investor B Class (NAV)	10.72%	3.31%	7.45%	9.00%
Investor C Class (Load Adjusted)	9.78%	2.25%	7.47%	9.00%
Investor C Class (NAV)	10.70%	3.22%	7.47%	9.00%
R Class (NAV)	11.03%	3.86%	7.88%	9.42%
Russell 2500TM Growth Index	12.61%	4.44%	9.13%	8.43%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 10/4/93; INVESTOR A SHARES, 2/1/94; INVESTOR C SHARES, 2/1/94; INVESTOR B SHARES, 1/1/99; SERVICE SHARES, 1/28/05; AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

SMALL/MID-CAP GROWTH PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
SkillSoft PLC — ADR	3.2%
GameStop Corp.	2.2
SonicWALL, Inc.	2.2
IHS, Inc.	2.0
Pediatrix Medical Group, Inc.	2.0
Coventry Health Care, Inc.	1.9
CKX, Inc.	1.8
Dick’s Sporting Goods, Inc.	1.7
eFunds Corp.	1.7
Laureate Education, Inc.	1.7

Totals	20.4%

Top Ten Industries (% of long-term investments)
Computer Software & Services	15.9%
Business Services	8.8
Medical & Medical Services	7.2
Retail Merchandising	7.0
Pharmaceuticals	6.1
Oil & Gas	5.7
Telecommunications	5.5
Medical Instruments & Supplies	4.9
Aerospace	4.5
Semiconductors & Related Devices	4.4

Total	70.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,113.20	1,111.00	1,111.00	1,107.20	1,107.00	1,110.30	1,019.90	1,018.18	1,018.18	1,014.40	1,014.40	1,016.82
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.32	7.11	7.11	11.03	11.03	8.52	5.10	6.82	6.82	10.60	10.60	8.18

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.01%, 1.35%, 1.35%, 2.10%, 2.10% and 1.62% for the Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SMALL CAP VALUE EQUITY PORTFOLIO

Total Net Assets (3/31/07):  $82.4 million

Performance Benchmark:

Russell 2000® Value Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small-capitalization value companies (market capitalizations under $2 billion). The Portfolio manager seeks small capitalization stocks which he believes are worth more than is indicated by current market price. The Portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	The Portfolio’s Institutional, BlackRock and Investor A shares outperformed the benchmark for the semiannual period, while the Investor B, Investor C and Service shares underperformed.

•

Despite increased volatility late in the period, the Russell 2000® Value Index posted a solid total return for the six months ended March 31, 2007. All major sectors of the Index ended the period in positive territory, with materials and consumer staples posting the most significant gains. Portfolio performance relative to the benchmark benefited from strength in the financials, utilities and industrials sectors, which outweighed relative weakness in information technology (IT) and healthcare.

•

The financials sector was the weakest major sector in the benchmark, ending the period with only modest gains. The Portfolio’s underweight, particularly among underperforming commercial banks and thrift & mortgage finance names, drove favorable sector comparisons. Underweight exposure to real estate investment trusts (REITs), which make up almost 12% of the Russell 2000® Value Index, also added value during the period. In utilities, solid stock selection among gas, electric and multi-utilities resulted in outperformance in the sector. Likewise, positive stock selection in the industrials sector also contributed to relative gains. Within the sector, building products producers, most notably Lennox International Inc., and machinery names were key areas of strength.

•

Although stock selection among communications equipment names added value in the IT sector during the period, these relative gains were overshadowed by weakness from positions in IT services providers and computer and peripheral manufacturers. Within the sector, IT and communications solutions provider CACI International Inc. and data storage maker Imation Corp. were notable detractors. In healthcare, disappointing stock selection more than offset the positive impact of an overweight among healthcare technology names, resulting in sector underperformance. Weakness among select healthcare equipment and supply manufacturers was responsible for much of the performance shortfall.

•

Looking ahead, we expect increased equity market volatility as the positive catalysts of ample liquidity, ongoing strength in merger-and-acquisition (M&A) activity, aggressive stock buybacks and a possible easing in monetary policy fight the headwinds of slowing economic growth, further deterioration in the housing market and contracting corporate profit margins. Accordingly, the Portfolio ended the period more neutrally positioned from a sector perspective, with a continued focus on holding stocks of high-quality small-cap companies. We believe the Portfolio is well positioned to continue to benefit from heightened M&A activity as our investment process generally leads us to own attractively valued stocks of solid companies which also make for compelling private equity and leveraged buyout candidates.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE EQUITY PORTFOLIO

AND THE RUSSELL 2000® VALUE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	10.74%	9.60%	11.69%	11.29%
Institutional Class	10.85%	9.87%	11.83%	11.43%
Service Class	10.58%	9.42%	11.47%	11.09%
Investor A Class (Load Adjusted)	4.82%	3.69%	10.20%	10.37%
Investor A Class (NAV)	10.65%	9.40%	11.40%	10.97%
Investor B Class (Load Adjusted)	6.28%	4.71%	10.36%	10.30%
Investor B Class (NAV)	10.11%	8.48%	10.52%	10.30%
Investor C Class (Load Adjusted)	9.21%	7.59%	10.53%	10.11%
Investor C Class (NAV)	10.06%	8.43%	10.53%	10.11%
Russell 2000® Value Index	10.62%	10.38%	13.61%	13.47%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID # FOR THE NEW ACCT WILL BE THE SAME AS THAT FOR A CURRENT ACCT AND (II) 401(K), 403(B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 10/1/96; AND BLACKROCK SHARES, 4/12/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

SMALL CAP VALUE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
BJ’s Wholesale Club, Inc.	2.9%
Orient-Express Hotels Ltd. — Class A	2.8
DJ Orthopedics, Inc.	2.7
Silgan Holdings, Inc.	2.5
Pilgrim’s Pride Corp.	2.2
Hain Celestial Group, Inc.	2.1
Piper Jaffray Cos., Inc.	2.0
Waste Connections, Inc.	1.8
Texas Industries, Inc.	1.8
The Brink’s Co.	1.7

Total	22.5%

Top Ten Industries (% of long-term investments)
Banks	13.3%
Retail Merchandising	9.8
Entertainment & Leisure	8.1
Food & Agriculture	5.6
Oil & Gas	5.5
Construction	5.4
Manufacturing	5.2
Real Estate	5.1
Business Services	4.2
Computer Software & Services	3.7

Total	65.9%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,107.40	1,108.50	1,105.80	1,106.50	1,101.10	1,100.60	1,019.60	1,020.76	1,018.89	1,018.74	1,013.94	1,014.30
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.62	4.42	6.35	6.51	11.47	11.10	5.40	4.24	6.11	6.26	11.06	10.70

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.07%, 0.84%, 1.21%, 1.24%, 2.19% and 2.12% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SMALL CAP CORE EQUITY PORTFOLIO

Total Net Assets (3/31/07):  $89.4 million

Performance Benchmark:

Russell 2000® Index

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of U.S. small-capitalization companies (market capitalizations under $2 billion). The Portfolio manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The Portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark index for the semiannual period.

•

Despite increased volatility late in the period, the Russell 2000® Index posted a solid total return over the six months ended March 31, 2007. All major sectors of the Index ended the period in positive territory, with materials and consumer staples posting the most significant gains. The Portfolio’s outperformance of the benchmark during the period is attributed to strength in the healthcare, financials and consumer discretionary sectors, which outweighed relative weakness in information technology (IT) and industrials.

•

Favorable comparisons in the healthcare sector were driven by solid stock selection. Within the sector, stocks of healthcare providers added the greatest value on a relative basis. Notable individual contributors included HMS Holdings Corp. and Pediatrix Medical Group Inc. Financials was the weakest major sector in the benchmark, ending the period with only modest gains. The Portfolio’s underweight position in financials, particularly among underperforming thrift & mortgage finance names, drove favorable sector comparisons. An underweight exposure to real estate investment trusts (REITs) also added value during the period. Likewise, positive stock selection drove relative gains in the consumer discretionary sector. Hotel and resort holdings were responsible for much of the outperformance there, led by Orient Express Hotels Ltd. and Morgans Hotel Group Co.

•

Although stock selection among electronic equipment and Internet-related names added value in the IT sector, these relative gains were overshadowed during the period by weakness from communications equipment, software and IT services holdings. Within the sector, wireless communications equipment provider Powerwave Technologies Inc., IT and communications solutions provider CACI International Inc. and semiconductor equipment manufacturer Rudolph Technologies Inc. were the most notable individual detractors. In industrials, an underweight position and disappointing performance from select aerospace & defense-related holdings were responsible for much of the performance shortfall.

•

Looking ahead, we expect increased equity market volatility as the positive catalysts of ample liquidity, ongoing strength in merger-and-acquisition activity, aggressive stock buybacks and a possible easing in monetary policy fight the headwinds of slowing economic growth, further deterioration in the housing market and contracting corporate profit margins. Accordingly, the Portfolio ended the period more defensively positioned from a sector perspective, with a continued focus on holding attractively valued stocks of high-quality small-cap companies. At March 31, 2007, the most notable sector positioning relative to the benchmark included overweight exposures to energy and healthcare (particularly among equipment & supply manufacturers and healthcare technology names), and underweight positions in industrials, financials and materials.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE EQUITY PORTFOLIO AND THE RUSSELL 2000® INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	12.01%	7.54%	14.97%	15.67%
Service Class	11.91%	7.30%	14.83%	15.55%
Investor A Class (Load Adjusted)	5.92%	1.45%	13.42%	14.20%
Investor A Class (NAV)	11.83%	7.08%	14.65%	15.37%
Investor B Class (Load Adjusted)	6.80%	1.75%	13.82%	14.69%
Investor B Class (NAV)	11.37%	6.25%	14.05%	14.80%
Investor C Class (Load Adjusted)	10.36%	5.30%	14.06%	14.81%
Investor C Class (NAV)	11.42%	6.30%	14.06%	14.81%
Russell 2000® Index	11.02%	5.91%	10.95%	11.22%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

SMALL CAP CORE EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
DJ Orthopedics, Inc.	4.0%
SkillSoft PLC - ADR	2.8
Orient-Express Hotels Ltd. - Class A	2.5
Electronics for Imaging, Inc.	2.2
Pediatrix Medical Group, Inc.	2.1
Chart Industries, Inc.	1.7
Blackboard, Inc.	1.7
Jarden Corp.	1.6
Hologic, Inc.	1.6
AAR Corp.	1.6

Total	21.8%

Top Ten Industries (% of long-term investments)
Computer Software & Services	11.4%
Medical Instruments & Supplies	11.4
Manufacturing	9.9
Banks	9.1
Oil & Gas	7.2
Retail Merchandising	6.8
Entertainment & Leisure	6.6
Business Services	6.2
Medical & Medical Services	4.5
Real Estate	4.2

Total	77.3%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,120.10	1,119.10	1,118.30	1,113.70	1,114.20	1,018.44	1,017.17	1,016.37	1,012.43	1,012.63
Expenses Incurred During Period (10/01/06 - 3/31/07)	6.87	8.19	9.03	13.12	12.91	6.56	7.83	8.63	12.57	12.37

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.55%, 1.71%, 2.49% and 2.45% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SMALL CAP GROWTH EQUITY PORTFOLIO

Total Net Assets (3/31/07):  $755.5 million

Performance Benchmark:

Russell 2000® Growth Index

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small-capitalization growth companies that the Portfolio management team believes offer superior prospects for growth. The Portfolio generally defines U.S. small-capitalization growth companies as those whose market capitalizations are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. The management team focuses on small-cap emerging-growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom-up investment style and selects securities based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities).

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark index for the semiannual period.

•

A very strong finish to 2006 — combined with a volatile, but ultimately positive, first quarter of 2007 — resulted in double-digit performance for the small cap growth market during the six-month reporting period. Heightened merger-and-acquisition (M&A) activity continued to boost share prices of smaller-capitalization stocks, as larger companies looked to acquisitions to fuel growth and financial buyers sought to invest increasingly large sums of money.

•

Positive results in every sector of the Portfolio produced double-digit returns during the semiannual period. Stock selection across several sectors, most notably healthcare and industrials, accounted for the outperformance relative to the benchmark. Sector allocation also added value, with the Portfolio’s underweight positions in financials and telecommunications aiding relative results.

•

Favorable stock selection in the healthcare sector contributed substantially to the Portfolio’s strong results during the six-month period. The healthcare equipment & supplies industry featured many of the top performers, although there was not a common theme attributable to their collective rise. Adeza Biomedical, a provider of diagnostic tests for reproductive disorders, and IntraLase, a manufacturer of lasers for corrective eye surgery, both appreciated significantly upon the announcement of their acquisitions by Cytyc and Advanced Medical Optics, respectively. An excellent fourth-quarter earnings report based on continued strong fundamentals resulted in a significant rise for Cutera, while Align Technology appreciated sharply following its chief competitor’s withdrawal from the market.

•

Within industrials, stock selection in the aerospace & defense and commercial services & supplies industries accounted for the outperformance. BE Aerospace, a manufacturer of aircraft cabins, was the top-performing stock in the Portfolio, rising more than 50%. Two of the Portfolio’s top holdings, commercial services companies IHS Inc. and Watson Wyatt Worldwide, both performed especially well. Successful stock selection in the energy sector also contributed to the Portfolio’s relative strength during the period.

•

Investments in the information technology sector hindered relative return comparisons during the period. Key detractors included Occam Networks, a maker of telecommunications network equipment, and SonicWALL, a provider of software and services for Internet security. We remain confident in the prospects of both companies and continue to hold them in the Portfolio despite their poor performance during the past six months.

•

The Portfolio’s sector positioning has remained stable, with modest increases in materials and financials being offset by a decrease in the allocation to healthcare. As we began the second quarter of 2007, the Portfolio’s largest overweight was in the information technology sector, where our allocation was spread over a diverse group of companies. At the same time, the Portfolio’s most significant underweight was in the financials sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL 2000® GROWTH INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	12.77%	10.31%	11.77%	8.90%
Service Class	12.62%	10.05%	11.48%	8.58%
Investor A Class (Load Adjusted)	6.67%	4.14%	10.18%	7.86%
Investor A Class (NAV)	12.57%	9.93%	11.37%	8.44%
Investor B Class (Load Adjusted)	7.45%	4.20%	10.19%	7.82%
Investor B Class (NAV)	11.95%	8.70%	10.46%	7.82%
Investor C Class (Load Adjusted)	11.12%	7.88%	10.49%	7.64%
Investor C Class (NAV)	12.06%	8.88%	10.49%	7.64%
Russell 2000® Growth Index	11.46%	1.57%	7.88%	6.31%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/14/93; SERVICE AND INVESTOR A SHARES, 9/15/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 9/6/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

SMALL CAP GROWTH EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
SkillSoft PLC — ADR	3.3%
BE Aerospace, Inc.	2.3
Watson Wyatt Worldwide, Inc.	2.2
Transaction Systems Architects, Inc.	2.2
Noven Pharmaceuticals, Inc.	2.2
IHS, Inc.	2.2
Wright Express Corp.	2.1
eFunds Corp.	2.1
i2 Technologies, Inc.	2.0
SonicWALL, Inc.	2.0

Total	22.6%

Top Ten Industries (% of long-term investments)
Computer Software & Services	18.7%
Business Services	11.0
Medical Instruments & Supplies	10.3
Manufacturing	8.5
Medical & Medical Services	8.1
Entertainment & Leisure	5.4
Oil & Gas	4.6
Semiconductors & Related Devices	4.6
Finance	3.9
Retail Merchandising	3.6

Total	78.7%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,127.70	1,126.20	1,125.70	1,119.50	1,120.60	1,020.96	1,019.85	1,019.45	1,013.84	1,014.95
Expenses Incurred During Period (10/01/06 - 3/31/07)	4.24	5.41	5.83	11.68	10.52	4.04	5.15	5.55	11.16	10.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.80%, 1.02%, 1.10%, 2.21% and 1.99% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/07):  $33.1 million

Performance Benchmark:

NYSE Arca Tech 100 IndexSM

Investment Approach:

Seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The Portfolio management team uses a multifactor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

•

Stocks finished the period in solid positive territory, despite being subjected to heightened volatility along the way. The NYSE Arca Tech 100 IndexSM posted a 6.7% gain for the six months, with all major sectors of the Index delivering positive returns. Industrials and IT were the best performers, while the consumer discretionary and healthcare sectors were laggards.

•

Within IT, stock selection in the software, IT services and communications equipment industries significantly detracted from relative returns during the period. Software stocks such as NSD Co. Ltd. and BEA Systems Inc. declined sharply. Conversely, stock selection in semiconductors, as well as an overweight to the Internet software and services industry, were notable positive contributors to relative returns. An underweight to poor-performing Advanced Micro Devices Inc. and a significant overweight to Agere Systems and STATS ChipPAC Ltd. each contributed positively to relative returns. Agere Systems returned 52% for the period, as it benefited significantly from its merger with LSI Logic in an all-stock transaction valued at approximately $4.0 billion.

•

Strength in the healthcare segment of the Portfolio was the result of strong stock selection in the biotechnology industry. An underweight to Amgen Corp and Genzyme Corp., as well as positions in Alexion Pharmaceuticals Inc. and Myogen drove relative gains in healthcare. Alexion Pharmaceuticals Inc. recently won U.S. regulatory approval for its main product, Soliris, a treatment for a rare form of anemia. In contrast, stock selection in healthcare equipment & supplies dampened returns, primarily as a result of our position in Varian Medical Systems Inc. and an underweight to Biomet Inc. Varian Medical Systems Inc. has since been eliminated from the Portfolio.

•

Our allocation to telecommunication services names continued to have a positive effect on relative performance. India-based Bharti Airtel Ltd. generated a 72% return for the period, as its wireless business continues to gain market share despite stiffening competition.

•

With about 63% of net assets invested in IT at the end of March, the Portfolio maintains an underweight to this sector; however, we feel that a cyclical bottom could be approaching as inventory levels are beginning to decrease. We are maintaining our overweight to telecommunication services names, as data continues to be a catalyst for bandwidth demand. Moreover, we expect to see emerging market telecommunications companies continue to experience rapid growth. Sector positioning regarding healthcare remained relatively neutral to the benchmark throughout the period, largely due to the uncertainty created by the newly elected U.S. Democratic Congress and increased risk of reimbursement pressures for various products and services within the sector. The biotechnology industry recently has been hit particularly hard as investors’ appetite for risk has been diminishing. We will continue to search for select opportunities within the sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO AND THE NYSE ARCA TECH 100 INDEXSM FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	6.25%	1.32%	6.14%	(3.82)%
Service Class	6.08%	0.94%	5.83%	(4.10)%
Investor A Class (Load Adjusted)	0.41%	(4.38)%	4.55%	(4.99)%
Investor A Class (NAV)	6.00%	0.95%	5.68%	(4.25)%
Investor B Class (Load Adjusted)	1.21%	(4.36)%	4.54%	(4.98)%
Investor B Class (NAV)	5.71%	0.14%	4.87%	(4.98)%
Investor C Class (Load Adjusted)	4.71%	(0.86)%	4.87%	(4.98)%
Investor C Class (NAV)	5.71%	0.14%	4.87%	(4.98)%
NYSE Arca Tech 100 IndexSM	6.65%	1.36%	5.57%	(1.80)%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Apple Computer, Inc.	2.5%
International Business Machines Corp.	2.1
Cisco Systems, Inc.	2.0
Google, Inc. — Class A	2.0
Lockheed Martin Corp.	1.9
Qualcomm, Inc.	1.5
Microsoft Corp.	1.4
Genentech, Inc.	1.3
KLA-Tencor Corp.	1.3
AT&T, Inc.	1.3

Total	17.3%

Top Ten Industries (% of long-term investments)
Computer Software & Services	23.7%
Telecommunications	13.7
Semiconductors & Related Devices	11.0
Computer & Office Equipment	10.2
Pharmaceuticals	9.8
Medical Instruments & Supplies	7.6
Electronics	5.8
Business Services	4.1
Aerospace	3.6
Manufacturing	2.4

Total	91.9%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,062.50	1,060.80	1,060.00	1,057.10	1,057.10	1,018.23	1,016.32	1,016.22	1,011.67	1,011.87
Expenses Incurred During Period (10/01/06 - 3/31/07)	6.89	8.84	8.94	13.54	13.33	6.77	8.68	8.78	13.33	13.13

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.34%, 1.72%, 1.74%, 2.64% and 2.60% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GLOBAL RESOURCES PORTFOLIO

Total Net Assets (3/31/07):  $871.7 million

Performance Benchmark:

Lipper Natural Resources Funds Index S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the Portfolio looks for companies and industries that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the Portfolio tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments, including stocks and bonds of companies not associated with energy or natural resources. The Portfolio may not invest more than 10% of its total assets in non-investment-grade bonds.

Recent Portfolio Management Activity:

•	During the semiannual period, all share classes of the Portfolio outperformed the S&P 500® Index but lagged the Lipper Natural Resources Funds Index.

•

While 2006 was the first year since 2001 in which the energy sector failed to outperform the broader U.S. equity market, the energy/natural resources sector showed signs of strength over the last six months. Despite continued price volatility, commodity prices strengthened during the period, as underlying supply-demand dynamics contributed to higher commodities prices, particularly for energy-related commodities.

•

At the start of 2007, energy investors faced precipitous declines in both energy stock and commodities prices, as warmer than normal winter weather led many to conclude 2007 would be a repeat of 2006. However, normalized winter weather returned and global energy demand strengthened, resulting in the energy sector leading overall equity markets in a tumultuous recent quarter. With heightened ‘risk premium,’ largely due to Iran, and much of the excess inventory overhang from a warm 2006 out of the system, crude oil and natural gas prices ended the period at $65.87/barrel and $7.50/mcf, respectively.

•

Within the Portfolio, our emphasis on energy stocks detracted from relative returns as other areas within the natural resources segment, such as steel, precious metals and diversified metals & mining stocks, outdistanced their energy counterparts. Additionally, security selection within the exploration & production industry detracted from returns during the period. In particular, our exposure to Canadian producers proved costly as higher service costs contributed to many stocks lagging their U.S. counterparts. On the other hand, the Portfolio benefited from favorable security selection within coal producers, equipment & service and fertilizer stocks.

•

Overall, our long-term fundamental outlook remains unchanged, as we believe it will be increasingly difficult for long-term supply of traditional hydro-carbons to keep up with incremental demand for energy resources. Even though a warmer than normal winter in 2006 allowed fossil fuel inventories to rebuild, we look upon this short-term phenomenon as having masked many of the larger supply issues pending, and contributed to the Portfolio’s pedestrian performance over the last year. We continue to favor coal producers, oil exploration & production, drillers and oil services, believing these areas offer the most attractive risk/return profiles within the sector. In the current environment, we have a high degree of conviction that the Portfolio is well positioned to benefit in a strong market environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL RESOURCES PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	9.41%	(2.57)%	30.45%	17.47%
Investor A Class (Load Adjusted)	3.52%	(7.96)%	28.60%	16.45%
Investor A Class (NAV)	9.26%	(2.86)%	29.99%	17.08%
Investor B Class (Load Adjusted)	5.36%	(6.68)%	28.93%	16.27%
Investor B Class (NAV)	8.86%	(3.58)%	29.08%	16.27%
Investor C Class (Load Adjusted)	8.10%	(4.27)%	29.09%	16.26%
Investor C Class (NAV)	8.88%	(3.58)%	29.09%	16.26%
S&P 500® Index	7.38%	11.83%	6.27%	8.20%
Lipper Natural Resources Funds Index	18.00%	10.84%	20.84%	14.64%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID NUMBER FOR THE NEW ACCOUNT WILL BE THE SAME AS THAT FOR A CURRENT ACCOUNT AND (II) 401(K), 403 (B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 3/2/90; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; AND INVESTOR B SHARES, 1/1/99. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

GLOBAL RESOURCES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
CONSOL Energy, Inc.	10.0%
Plains Exploration & Production Co.	5.2
Arch Coal, Inc.	4.7
Newfield Exploration Co.	4.6
Massey Energy Co.	4.6
Diamond Offshore Drilling, Inc.	4.2
Transocean, Inc.	3.8
Penn Virginia Corp.	3.7
Galleon Energy, Inc. — Class A (acquired 1/20/05 through 3/13/06, cost $9,925,963)	3.0
Southwestern Energy Co.	3.0

Total	46.8%

Industries (% of long-term investments)
Oil & Gas	68.3%
Metal & Mining	29.6
Transportation	1.0
Energy & Utilities	0.6
Finance	0.3
Motor Vehicles	0.1
Miscellaneous	0.1

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,094.10	1,092.60	1,088.60	1,088.80	1,019.75	1,018.23	1,014.70	1,014.75
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.43	6.99	10.62	10.57	5.25	6.77	10.30	10.25

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.04%, 1.34%, 2.04% and 2.03% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ALL-CAP GLOBAL RESOURCES PORTFOLIO

Total Net Assets (3/31/07):  $949.2 million

Performance Benchmark:

Lipper Natural Resources Funds Index

S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the Portfolio looks for companies and industries that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Portfolio does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments, including stocks and bonds of companies not associated with energy or natural resources. The Portfolio may not invest more than 10% of its total assets in non-investment-grade bonds.

Recent Portfolio Management Activity:

•	During the semiannual period, all share classes of the Portfolio outperformed the S&P 500® Index but underperformed the Lipper Natural Resources Funds Index.

•

While 2006 was the first year since 2001 in which the energy sector failed to outperform the broader U.S. equity market, the energy/natural resources sector showed signs of strength over the last six months. Despite continued price volatility, commodity prices strengthened during the period, as underlying supply-demand dynamics contributed to higher commodities prices, particularly for energy-related commodities.

•

At the start of 2007, energy investors faced precipitous declines in both energy stock and commodities prices, as warmer than normal winter weather led many to conclude that 2007 would be a repeat of 2006. However, normalized winter weather returned and global energy demand strengthened, resulting in the energy sector leading overall equity markets in a tumultuous recent quarter. With heightened ‘risk premium,’ largely due to Iran, and much of the excess inventory overhang from a warm 2006 out of the system, crude oil and natural gas prices ended the period at $65.87/barrel and $7.50/mcf, respectively.

•

Within the Portfolio, our emphasis on energy stocks detracted from relative returns as other areas within the natural resources segment, such as steel, precious metals and diversified metals & mining stocks, outdistanced their energy counterparts. Additionally, security selection within the exploration & production industry detracted from returns during the period. In particular, our exposure to Canadian producers proved costly as higher service costs contributed to many stocks lagging their U.S. counterparts. On the other hand, the Portfolio benefited from favorable security selection within coal producers, equipment & service and fertilizer stocks.

•

Overall, our long-term fundamental outlook remains unchanged, as we believe it will be increasingly difficult for long-term supply of traditional hydro-carbons to keep up with incremental demand for energy resources. Even though a warmer than normal winter in 2006 allowed fossil fuel inventories to rebuild, we look upon this short-term phenomenon as having masked many of the larger supply issues pending, and contributed to the Portfolio’s pedestrian performance over the last year. We continue to favor coal producers, oil exploration & production, drillers and oil services, believing these areas offer the most attractive risk/return profiles within the sector. In the current environment, we have a high degree of conviction that the Portfolio is well positioned to benefit in a strong market environment.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL-CAP GLOBAL RESOURCES PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P 500® INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	From Inception
Institutional Class	15.22%	8.05%	24.69%
Service Class	15.11%	7.75%	24.21%
Investor A Class (Load Adjusted)	9.02%	2.05%	21.08%
Investor A Class (NAV)	15.04%	7.68%	24.18%
Investor B Class (Load Adjusted)	10.12%	2.41%	21.96%
Investor B Class (NAV)	14.62%	6.91%	23.28%
Investor C Class (Load Adjusted)	13.69%	5.90%	23.35%
Investor C Class (NAV)	14.69%	6.90%	23.35%
S&P 500® Index	7.38%	11.83%	9.86%
Lipper Natural Resources Funds Index	18.00%	10.84%	25.26%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 02/16/2005. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ALL-CAP GLOBAL RESOURCES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Transocean, Inc.	3.3%
Questar Corp.	3.0
Silver Standard Resources, Inc.	2.9
CONSOL Energy, Inc.	2.6
EOG Resources, Inc.	2.6
Core Laboratories NV	2.5
Noble Energy, Inc.	2.5
Hess Corp.	2.4
Canadian Natural Resources Ltd.	2.3
Teck Cominco Ltd.	2.1

Total	26.2%

Industries (% of long-term investments)
Oil & Gas	71.0%
Metal & Mining	21.3
Energy & Utilities	3.0
Food & Agriculture	1.5
Oil & Gas Field Exploration Services	1.1
Manufacturing	0.8
Oil & Gas Field Machinery & Equipment	0.6
Steel Pipe & Tubes	0.5
Freight And Shipping	0.2

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,152.20	1,151.10	1,150.40	1,146.20	1,146.90	1,020.25	1,018.34	1,018.44	1,014.70	1,014.70
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.04	7.08	6.97	10.92	10.92	4.75	6.66	6.56	10.30	10.30

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.94%, 1.32%, 1.30%, 2.04% and 2.04% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period the fund was open during the one-half year period).

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/07):  $1.1 billion

Performance Benchmark:

S&P 500® Index

Lipper Health/Biotechnology Funds Index

Russell 3000® Health Care Index

Investment Approach:

Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of companies in health sciences and related industries. The Portfolio expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or similar companies, including non-U.S. companies. In selecting investments, the Portfolio seeks to invest in stocks that have above-average return potential.

Recent Portfolio Management Activity:

•

During the semiannual period, all share classes of the Portfolio underperformed the Lipper Health/Biotechnology Funds Index and the broad-market S&P 500® Index, but outperformed the Russell 3000® Health Care Index.

•

Stocks managed to finish the period in solid positive territory, despite being subjected to heightened volatility along the way. The S&P 500® Index posted a 7.4% gain during the period, with all 10 sectors of the Index turning in positive returns. The materials and energy sectors were the best performers, while the healthcare and information technology sectors were laggards. From a size perspective, small-cap stocks ended the six-month period ahead of large caps. There was some disparity between style leadership, as value outperformed growth within the mid- to large-cap universe, while growth outperformed value among small-cap stocks.

•

The healthcare sector was rather weak on a relative basis during the six-month period ended March 31, 2007, and did not fully participate in the upswing experienced by the broader market during the fourth quarter of 2006. The S&P 500® healthcare sector returned 2.4%, making it the worst-performing group in the widely diversified S&P 500® Index, which gained 7.4% during the period. November was a particularly difficult month, as uncertainty surrounding the Congressional election proved to be a headwind for the sector. During the period covered by this report, the Portfolio trailed the broader market as measured by the S&P 500® Index, but outperformed its healthcare benchmark, the Russell 3000® Health Care Index. In this environment, all but one of the major industry groups in the Portfolio contributed positively to returns, with healthcare services being the exception.

•

Biotechnology proved to be the most prominent positive performance factor, accounting for a substantial portion of overall gains during the period. The Portfolio benefited from the recent up tick in merger & acquisition activity. Two of our small-cap holdings (Myogen Inc. and ICOS Corporation) were the subjects of takeouts during the month of October, propelling the stocks to substantial gains. Additional positive contributors during the period included positions in Alexion Pharmaceuticals Inc. and Regeneron Pharmaceuticals Inc.

•

Portfolio positioning in healthcare equipment & supplies led to solid performance in this group over the six-month period. During the latter half of last year, we increased exposure to the medical device area, and a number of these stocks have since been rewarded for their improving fundamentals and steady growth potential. Names like Stryker and Zimmer have posted healthy gains, as orthopedic device growth rates have stabilized and increasing demand for new and more profitable products appears robust. Other strong performers we held in the medtech/device area included Baxter International and Alcon.

•

Our healthcare services positions underperformed during the period. Much of the underperformance was related to individual stock selection. The largest detractor was a position in Quest Diagnostics. Shares of the lab service provider traded down after the firm disclosed the loss of a large contract with UnitedHealth Group. Other detractors in healthcare services included Davita, a dialysis provider, and pharmacy benefit manager Caremark Rx.

•

Much of our outlook for the sector remains unchanged as we move into the second quarter of 2007. The Portfolio remains well diversified across issuers, industries and market capitalizations, with our main focus on companies and industries that should enjoy strong long-term growth driven by global demographics and innovative products. At the close of the first quarter, the Portfolio was overweight in biotechnology and healthcare equipment & supplies, and underweight in healthcare services and pharmaceuticals relative to its healthcare benchmark.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTH SCIENCES OPPORTUNITIES PORTFOLIO, THE LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX, THE S&P 500® INDEX AND THE RUSSELL 3000® HEALTH CARE INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	4.91%	5.68%	15.72%	17.94%
Service Class	4.75%	5.37%	15.44%	17.65%
Investor A Class (Load Adjusted)	(0.79)%	(0.24)%	14.13%	16.74%
Investor A Class (NAV)	4.72%	5.30%	15.38%	17.61%
Investor B Class (Load Adjusted)	(0.23)%	(0.10)%	14.31%	16.81%
Investor B Class (NAV)	4.28%	4.40%	14.54%	16.81%

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Investor C Class (Load Adjusted)	3.36%	3.58%	14.58%	16.81%
Investor C Class (NAV)	4.36%	4.58%	14.58%	16.81%
S&P 500® Index	7.38%	11.83%	6.27%	1.52%
Lipper Health/Biotechnology Funds Index	5.17%	2.59%	6.43%	7.99%
Russell 3000® Health Care Index	3.33%	5.89%	2.98%	5.16%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 12/21/99; INSTITUTIONAL SHARES, 10/16/00; INVESTOR B SHARES, 10/16/00; INVESTOR C SHARES, 10/16/00; AND SERVICE SHARES, 1/28/05 . SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Stryker Corp.	5.9%
Roche Holding AG	5.9
Merck & Co., Inc.	5.7
Gilead Sciences, Inc.	5.2
Johnson & Johnson	4.8
Becton, Dickinson & Co.	3.9
Alexion Pharmaceuticals, Inc.	3.8
Abbott Laboratories	3.7
Medtronic, Inc.	3.6
Wyeth	3.5

Total	46.0%

Industries (% of long-term investments)
Pharmaceuticals	49.0%
Medical Instruments & Supplies	33.8
Medical & Medical Services	13.4
Insurance	2.5
Manufacturing	1.3

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,049.10	1,047.50	1,047.20	1,042.80	1,043.60	1,020.15	1,018.69	1,018.39	1,014.15	1,014.65
Expenses Incurred During Period (10/01/06 - 3/31/07)	4.90	6.38	6.69	10.95	10.44	4.85	6.31	6.61	10.85	10.35

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.96%, 1.25%, 1.31%, 2.15% and 2.05% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

U.S. OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/07):  $323.3 million

Performance Benchmark:

S&P/Citigroup Extended Market Index U.S. (“S&P/Citigroup EMI U.S.”)

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. emerging capitalization companies (defined by the Portfolio as those with market capitalizations equal to those within the universe of the S&P/ Citigroup EMI U.S. stocks) with relatively attractive earnings growth potential and valuation. The Portfolio management team uses a multifactor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

Recent Portfolio Management Activity:

•

The Portfolio’s Institutional, Service and Investor A shares outperformed the benchmark S&P/Citigroup EMI U.S. Index for the semiannual period, while the Investor B and C shares underperformed the benchmark.

•

U.S. equities generally finished the semiannual period in solid positive territory, despite being subjected to heightened volatility along the way. The S&P/Citigroup EMI U.S. Index posted a 13.03% gain during the period. The materials and utilities sectors were the best performers, while the financials and healthcare sectors were laggards.

•

Stock selection within the consumer discretionary sector, including apparel, luxury goods and hotels, contributed positively to the Portfolio’s performance versus the benchmark for the semiannual period. Our positions in Hilton Hotels Corp. and Morgans Hotel Group Co. buoyed the relative return within the sector as these companies continued to benefit from increased global travel and rising room rates. Stock selection in the wireless telecommunication services industry also aided the comparative performance as wireless communications provider Leap Wireless International Inc. and Cogent Communications Group, an Internet protocol communications services provider, posted strong gains. Within financials, favorable security selection in real estate investment trusts (REITs) and our underweight positioning in the thrifts and mortgage finance industry bolstered the relative return. Securities within the mortgage sector declined as the loan default rate increased, causing mortgage lenders, banks and brokers to re-evaluate the risks assigned to these loans and the potential effects of a further downturn in housing prices.

•

Conversely, stock selection within the information technology sector detracted from the comparative performance for the period as select holdings in the software and electronic equipment and instruments industries underperformed. Shares of BEA Systems Inc. and Molex Inc. declined significantly. In industrials, an overweight position in aerospace and defense and positive stock selection in commercial services and supplies were positive contributors to Portfolio results, but could not offset relative weakness in construction and in engineering and machinery.

•

We made some adjustments to overall sector positioning throughout the course of the semiannual period, consistent with our investment process. We still see risk in the housing market and believe that delinquency rates are likely to continue to rise. As a result, the Portfolio is underweight versus the benchmark in the banking group given concerns over deteriorating loan growth. Our outlook for the materials sector remains positive, particularly within the gold industry as limited supply has created a favorable pricing dynamic. We believe these stocks also are likely beneficiaries of a weak U.S. dollar. Finally, we see opportunity within consumer staples, as cost cutting and strong growth in emerging markets are expected to fuel an increase in earnings. At March 31, 2007, the Portfolio was most overweight relative to the benchmark S&P/Citigroup EMI U.S. Index in the telecommunication services, consumer staples and utilities sectors, and had underweight positions in financials, healthcare and information technology.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES PORTFOLIO

AND THE S&P/CITIGROUP EMI U.S. INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	13.45%	8.88%	10.92%	20.09%
Service Class	13.19%	8.40%	10.53%	19.69%
Investor A Class (Load Adjusted)	7.27%	2.72%	9.27%	18.86%
Investor A Class (NAV)	13.24%	8.40%	10.45%	19.57%
Investor B Class (Load Adjusted)	8.28%	3.10%	9.34%	18.80%
Investor B Class (NAV)	12.74%	7.60%	9.62%	18.80%
Investor C Class (Load Adjusted)	11.79%	6.65%	9.62%	18.70%
Investor C Class (NAV)	12.79%	7.65%	9.62%	18.70%
S&P/Citigroup EMI U.S. Index	13.03%	8.63%	12.51%	9.08%

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/1/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

U.S. OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Hilton Hotels Corp.	1.2%
Myriad Genetics, Inc.	1.1
Waters Corp.	1.0
Mirant Corp.	1.0
Jones Lang Lasalle, Inc. (REIT)	0.9
Edison International	0.9
AllianceBernstein Holding LP	0.9
Corn Products International, Inc.	0.9
Hyperion Solutions Corp.	0.9
A.G. Edwards, Inc.	0.9

Total	9.7%

Top Ten Industries (% of long-term investments)
Oil & Gas	9.1%
Manufacturing	6.6
Computer Software & Services	5.7
Energy & Utilities	5.6
Entertainment & Leisure	5.6
Real Estate	5.1
Telecommunications	4.9
Retail Merchandising	4.6
Insurance	4.4
Business Services	4.4

Total	56.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,134.50	1,131.90	1,132.40	1,127.40	1,127.90	1,019.70	1,017.83	1,017.73	1,013.64	1,013.84
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.59	7.55	7.66	11.93	11.72	5.30	7.17	7.27	11.36	11.16

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.05%, 1.42%, 1.44%, 2.25% and 2.21% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GLOBAL OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/07):  $60.7 million

Performance Benchmark:

S&P/Citigroup Global Broad Market Index

Investment Approach:

Seeks long-term capital appreciation by normally investing at least 75% of its total assets in global equity securities of any market capitalization. The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The Portfolio may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Portfolio also may invest up to 25% of its total assets in global fixed income securities, including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The Portfolio management team uses a multifactor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the semiannual period.

•

The global equity markets posted solid gains during the six-month period ended March 31, 2007. Emerging markets posted significant gains, with all regions participating. Among developed markets, Asia-Pacific ex-Japan was the best-performing region, followed by Europe, the United States and Japan. The Dollar Spot Index, which indicates the general international value of the U.S. dollar versus six major world currencies, declined 3.6% over the period.

•

Global equity market leadership remained similar among market capitalizations and styles throughout the period. Small-cap stocks outperformed their large-cap counterparts, value outperformed growth, and non-U.S. equities outpaced U.S. stocks. Small-cap stocks, as represented in the S&P Global Extended Market Index, rose 17.9%, versus 11.3% for the large-cap S&P Global Primary Market Index. In what has been a longstanding trend, value stocks outperformed shares of growth companies across the market capitalization spectrum, although it appears that gap may be narrowing.

•

From a sector standpoint, the markets saw a rotation back to many of the groups that have led this cycle: telecommunication services, materials, utilities, consumer discretionary, energy and industrials each outperformed the market, while healthcare, information technology, financials, energy and consumer staples underperformed.

•

Allocation effects at both the sector and country level were positive during the period, enhancing the Portfolio’s performance versus the benchmark. Regarding sector allocation, overweight positions in materials and telecommunication services and underweight positions in financials and information technology benefited performance. At the country level, overweight positions in Brazil, Norway, Hong Kong and Germany, as well as an underweight in the United States, contributed positively to the comparative performance. Solid stock selection in materials, consumer discretionary, industrials and energy made the most significant positive contributions to the relative return during the period. The most notable contributors at the individual stock level included Mincor Resources, Yamana Gold Inc., MGM Mirage, Allegheny Technologies Inc. and Wartsila Oyj. Security selection in consumer staples and information technology modestly hindered the comparative performance for the semiannual period.

•

We have continued to limit sector emphasis in the Portfolio. At the close of the semiannual period on March 31, 2007, our most significant overweights were in industrials and materials, while our most notable underweights were in healthcare and financials. From a regional perspective, the Portfolio was underweight versus the benchmark in Europe and overweight in Asia, consistent with our view that European markets are overvalued on a relative basis. The Portfolio’s exposure to emerging markets stood at 6.1% of net assets at the end of the period, versus 8.7% for the benchmark.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL OPPORTUNITIES PORTFOLIO AND THE S&P/CITIGROUP GLOBAL BROAD MARKET INDEX SINCE INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	From Inception
Institutional Class	14.95%	13.38%	13.71%
Service Class	14.83%	13.15%	13.42%
Investor A Class (Load Adjusted)	8.79%	7.18%	8.32%
Investor A Class (NAV)	14.84%	13.15%	13.42%
Investor B Class (Load Adjusted)	9.96%	7.83%	9.23%
Investor B Class (NAV)	14.46%	12.33%	12.62%
Investor C Class (Load Adjusted)	13.54%	11.41%	12.69%
Investor C Class (NAV)	14.54%	12.41%	12.69%
S&P/Citigroup Global Broad Market Index	12.66%	16.31%	16.06%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 1/31/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

GLOBAL OPPORTUNITIES PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
UniCredito Italiano SpA	1.5%
Chevron Corp.	1.3
A.G. Edwards, Inc.	1.2
The Sumitomo Industries Ltd.	1.1
Nordea Bank AB	1.1
PepsiCo, Inc.	1.1
Sumitomo Corp.	1.0
Allied Irish Banks PLC	1.0
Sekisui House Ltd.	1.0
ConocoPhillips	1.0

Total	11.3%

Top Ten Countries (% of long-term investments)
United States	47.2%
Japan	10.5
United Kingdom	5.1
Germany	4.6
Switzerland	3.7
Canada	3.4
Hong Kong	3.3
Sweden	3.0
Netherlands	2.9
Brazil	2.3

Total	86.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,149.50	1,148.30	1,148.40	1,144.60	1,145.40	1,018.44	1,016.82	1,016.82	1,012.93	1,013.09
Expenses Incurred During Period (10/01/06 - 3/31/07)	6.97	8.68	8.68	12.78	12.62	6.56	8.18	8.18	12.07	11.91

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.62%, 1.62%, 2.39% and 2.36% for the Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 182/365 (to reflect the period the fund was open during the period).

INTERNATIONAL OPPORTUNITIES PORTFOLIO

Total Net Assets (3/31/07):  $1.4 billion

Performance Benchmark:

S&P/Citigroup Extended Market Index Global Ex-U.S. (S&P/Citigroup EMI Global Ex-U.S.)

Investment Approach:

Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI Global Ex-U.S. stocks). The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The portfolio management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

Recent Portfolio Management Activity:

•	The Portfolio’s Institutional, Service Investor A and Investor C shares outperformed the benchmark, while Investor B shares underperformed the benchmark for the semiannual period.

•

The global equity markets posted solid gains during the six-month period ended March 31, 2007. Emerging markets posted significant gains, with all regions participating. Among developed markets, Asia-Pacific ex-Japan was the best-performing region, followed by Europe, the United States and Japan. The Dollar Spot Index, which indicates the general international value of the U.S. dollar versus six major world currencies, declined 3.6% over the period.

•

Global equity market leadership remained similar among market capitalizations and styles throughout the period. Small-cap stocks outperformed their large-cap counterparts, value outperformed growth, and non-U.S. equities outpaced U.S. stocks. Small-cap stocks, as represented in the S&P Global Extended Market Index, rose 17.9%, versus 11.3% for the large-cap S&P Global Primary Market Index. In what has been a longstanding trend, value stocks outperformed shares of growth companies across the market capitalization spectrum, although it appears that gap may be narrowing.

•

From a sector standpoint, the markets saw a rotation back to many of the groups that have led this cycle: telecommunication services, materials, utilities, consumer discretionary, energy and industrials each outperformed the market, while healthcare, information technology (IT), financials, energy and consumer staples underperformed.

•

The effects of sector and country allocation on the Portfolio’s performance versus the benchmark were mixed during the semiannual period. At the sector level, our allocation decisions had a modest positive impact, with an overweight in telecommunication services and an underweight in healthcare making the most significant contributions. Country allocation hindered relative return, as positive contributions from overweights in Malaysia, Norway and Finland could not offset the negative effect of an overweight position in Japan. The Portfolio’s outperformance during the period resulted primarily from good stock selection, particularly in the materials, industrials and energy sectors. The stocks that contributed most significantly were Bharti Airtel, Zinifex Ltd., CapitaLand Ltd., Viridian Group and Bilfinger Berger AG. Stock selection in financials, consumer discretionary and IT detracted from performance.

•

We have continued to limit sector emphasis in the Portfolio. At the close of the semiannual period on March 31, 2007, our most significant overweights versus the benchmark were in industrials and materials, while the most notable underweights were in healthcare and financials. From a regional perspective, the Portfolio remains overweight in Asia and underweight in Europe, consistent with our view that European markets are over-valued on a relative basis.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES PORTFOLIO AND THE S&P/CITIGROUP EMI GLOBAL EX-U.S. INDEX FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	22.41%	24.72%	24.22%	22.16%
Service Class	22.25%	24.37%	23.87%	21.79%
Investor A Class (Load Adjusted)	15.83%	17.77%	22.43%	20.94%
Investor A Class (NAV)	22.25%	24.29%	23.75%	21.62%
Investor B Class (Load Adjusted)	17.22%	18.77%	22.62%	20.88%
Investor B Class (NAV)	21.72%	23.27%	22.80%	20.88%
Investor C Class (Load Adjusted)	20.76%	22.39%	22.83%	20.74%
Investor C Class (NAV)	21.76%	23.39%	22.83%	20.74%
S&P/ Citigroup EMI Global Ex-U.S. Index	21.73%	24.43%	24.54%	11.78%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID NUMBER FOR THE NEW ACCOUNT WILL BE THE SAME AS THAT FOR A CURRENT ACCOUNT AND (II) 401(K), 403(B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE INCEPTION DATE OF THE PORTFOLIO’S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

INTERNATIONAL OPPORTUNITIES PORTFOLIO

FUND PROFILE
Top Ten Holdings (% of long-term investments)
Bilfinger Berger AG	1.6%
Yamana Gold, Inc.	1.4
GEA Group AG	1.3
Bharti Tele-Ventures Ltd.	1.2
IVG Immobilien AG	1.2
Accor SA	1.2
International Power PLC	1.1
Korea Investment Holdings Co. Ltd.	1.1
MTU Aero Engines Holding AG	1.1
Orkla ASA	1.1

Total	12.3%

Top Ten Countries (% of long-term investments)
Japan	21.5%
United Kingdom	15.0
Germany	8.5
France	5.2
Canada	5.1
Norway	4.5
Hong Kong	4.4
South Korea	4.0
Sweden	3.3
Italy	3.2

Total	74.7%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,224.10	1,222.50	1,222.50	1,217.20	1,217.60	1,018.69	1,017.23	1,017.02	1,012.98	1,013.24
Expenses Incurred During Period (10/01/06 - 3/31/07)	6.93	8.53	8.75	13.16	12.88	6.31	7.77	7.98	12.02	11.76

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.25%, 1.54%, 1.58%, 2.38% and 2.33% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ASSET ALLOCATION PORTFOLIO

Total Net Assets (3/31/07):  $775.9 million

Performance Benchmark:

60% S&P 500® Index / 40% Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. The Portfolio management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The Portfolio management team regularly reviews and allocates varying percentages of the Portfolio to investment management team members responsible for security selection within these distinctive disciplines, including stocks of large-, middle- and small-capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Portfolio invests primarily in dollar-denominated investment-grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment-grade bonds (high yield or junk bonds), non-dollar-denominated bonds and bonds of emerging market issuers.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the semiannual period.

•

The U.S. equity market, as measured by the S&P 500® Index, gained 7.38% for the six-month period ended March 31, 2007. Moreover, large-cap value stocks outperformed their large-cap growth counterparts, with the Russell 1000® Value Index rising 9.34% versus the 7.19% return of the Russell 1000® Growth Index. The positive returns resulted primarily from an impressive rally in the fourth quarter of 2006 as U.S. equity markets generally produced modest gains during the six-month period. Analyst predictions of slowing corporate profit growth, increased volatility, rising oil prices, inflationary concerns and a deteriorating housing market recently have dampened investor enthusiasm.

•

The U.S. fixed income market finished the semiannual period in positive territory despite substantial volatility along the way. A crisis in the subprime mortgage industry rekindled fears of a housing induced recession in the United States and helped increase financial market volatility and expand risk premiums. For the six months ended March 31, 2007, the Lehman Brothers U.S. Aggregate Bond Index was up 2.76%. Concerns about the strength of the U.S. economy were not driven solely by fears of subprime mortgage crisis spillover. Non-housing-related economic data released during the past few months — including payrolls, durable goods orders and retail sales — trended weaker. The Federal Open Market Committee (FOMC), which has left the target federal funds rate unchanged at 5.25% for six consecutive meetings, most recently at its March 21 session appeared to downgrade marginally its assessment of current economic conditions. At the same time, the FOMC remains focused on the elevated level of inflation, as exhibited by recent acceleration in the core personal consumption expenditures (PCE) index. The steepening of the U.S. Treasury yield curve was a manifestation of the Federal Reserve Board’s simultaneous concerns about too little growth and too much inflation, as well as an overall decline in risk appetite. This was particularly evident in March, as two-year Treasury note yields fell six basis points (.06%) to 4.58% while 30-year yields rose 16 basis points to 4.84%. The last time the U.S. Treasury curve steepened to this degree was during the third quarter of 2002, when WorldCom’s default and bankruptcy filing dominated headlines.

•

During the semiannual period, we decreased the Portfolio’s cash allocation from approximately 11% to 2% of net assets and increased its equity allocation from 65% on September 30, 2006, to 74% on March 31, 2007. The current allocation represents an overweight position in equities and a significant underweight in fixed income relative to the Portfolio’s normal strategic allocation of 60% equity/40% fixed income/0% cash. The equity overweight enhanced the Portfolio’s performance versus the composite benchmark as stocks outperformed bonds during the past six months. We believe equities will benefit from sustained but slower global economic expansion, accompanied by decent corporate profit growth and reasonable market valuations. Accordingly, we added to our positions in international equities, particularly small caps and selected country markets, such as China and Australia, where industrialization and commodity-driven growth are contributing significantly to the domestic economies. Conversely, we remain concerned about the slowing U.S. housing market and the risks associated with the subprime mortgage situation. Since the financial sector typically represents the dominant weighting in U.S. large-cap value portfolios, we also adjusted our equity style tilts by reducing the Portfolio’s overweight allocation to U.S. large-cap value in favor of adding to our holdings in U.S. large-cap growth stocks. Finally, we trimmed our energy allocation in November 2006 after a strong rebound, but we have maintained exposure as we are bullish on this sector in the long term.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASSET ALLOCATION PORTFOLIO AND 60% S&P 500® INDEX / 40% LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	8.09%	8.39%	7.39%	8.98%
Service Class	7.98%	8.20%	7.13%	8.75%
Investor A Class (Load Adjusted)	2.28%	2.44%	5.89%	8.06%
Investor A Class (NAV)	7.95%	8.09%	7.03%	8.65%
Investor B Class (Load Adjusted)	3.04%	2.76%	5.95%	7.88%

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Investor B Class (NAV)	7.54%	7.26%	6.26%	7.88%
Investor C Class (Load Adjusted)	6.51%	6.31%	6.28%	7.87%
Investor C Class (NAV)	7.51%	7.31%	6.28%	7.87%
60% S&P 500® Index/40% Lehman Brothers U.S. Aggregate Index	5.54%	9.76%	6.14%	7.84%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 12/29/88; INSTITUTIONAL SHARES, 6/1/93; INVESTOR C SHARES, 6/1/93; INVESTOR B SHARES, 1/1/99; AND SERVICE SHARES, 1/28/05. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 36 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ASSET ALLOCATION PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
AT&T, Inc.	1.3%
Bank of America Corp.	1.1
U.S. Treasury Notes	1.0
Exxon Mobil Corp.	1.0
General Electric Co.	1.0
Citigroup, Inc.	0.9
JPMorgan Chase & Co.	0.8
Pfizer, Inc.	0.8
The Procter & Gamble Co.	0.6
ConocoPhillips	0.6

Total	9.1%

Credit Quality (% of fixed income portfolio)[1]
AAA	76.0%
AA	6.3
A	4.6
BBB	3.7
‹BBB	8.7
Unrated	0.7

Total	100.0%

[1]	Using the higher of Standard & Poor’s or Moody’s Investor Service.

Top Ten Industries (% of long-term investments)
Banks	7.5%
Oil & Gas	6.7
Manufacturing	5.0
Finance	4.8
Communications	4.7
Retail Merchandising	4.1
Pharmaceuticals	3.6
Insurance	3.5
Computer Software & Services	3.3
Energy & Utilities	3.1

Total	46.3%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,080.90	1,079.80	1,079.50	1,075.40	1,075.10	1,020.66	1,019.55	1,018.99	1,014.95	1,015.46
Expenses Incurred During Period (10/01/06 - 3/31/07)	4.46	5.60	6.17	10.30	9.78	4.34	5.45	6.01	10.05	9.54

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.86%, 1.08%, 1.19%, 1.99% and 1.89% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BLACK ROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

Performance for the Capital Appreciation, Mid-Cap Value Equity, Aurora, Small/Mid-Cap Growth, Global Resources, Health Sciences Opportunities and Asset Allocation Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares of all of the Portfolios is 5.25%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

BLACK ROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.1%
Advertising — 0.5%
Valueclick, Inc,(b)	216,300	$5,651,919

Aerospace — 2.4%
The Boeing Co.	107,600	9,566,716
Lockheed Martin Corp.	83,300	8,081,766
Raytheon Co.(c)	197,900	10,381,834

		28,030,316

Air Transportation — 0.3%
Continental Airlines, Inc. - Class B(b)(c)	105,900	3,853,701

Banks — 9.8%
Bank of America Corp.	616,100	31,433,422
Citigroup, Inc.	488,200	25,064,188
JPMorgan Chase & Co.	535,800	25,922,004
Key Corp.(c)	153,300	5,744,151
U.S. Bancorp(c)	313,900	10,977,083
Wachovia Corp.(c)	249,000	13,707,450

		112,848,298

Beverages & Bottling — 1.9%
The Coca-Cola Co.	294,100	14,116,800
Molson Coors Brewing Co. - Class B	83,600	7,910,232

		22,027,032

Broadcasting — 1.5%
CBS Corp. - Class B(c)	264,600	8,094,114
DIRECTV Group, Inc.(b)	404,700	9,336,429

		17,430,543

Business Services — 0.6%
Convergys Corp.(b)	276,900	7,036,029

Chemicals — 1.3%
Eastman Chemical Co.	114,700	7,263,951
The Lubrizol Corp.	145,900	7,518,227

		14,782,178

Computer & Office Equipment — 5.3%
Cisco Systems, Inc.(b)	884,400	22,578,732
Hewlett-Packard Co.	357,600	14,354,064
International Business Machines Corp.(c)	249,400	23,508,444

		60,441,240

Computer Software & Services — 4.8%
Cadence Design Systems, Inc.(b)	292,000	6,149,520
Computer Sciences Corp.(b)	110,100	5,739,513
Google, Inc. - Class A(b)(c)	13,800	6,322,608
IAC/InterActiveCorp(b)(c)	147,400	5,558,454
Microsoft Corp.(c)	632,500	17,627,775
Oracle Corp.(b)	741,800	13,448,834

		54,846,704

Electronics — 2.3%
Amphenol Corp.(c)	99,400	6,418,258
Intel Corp.	665,800	12,736,754
Vishay Intertechnology, Inc.(b)	534,400	7,470,912

		26,625,924

Energy & Utilities — 4.0%
FirstEnergy Corp.(c)	135,600	8,982,144
FPL Group, Inc.	147,800	9,040,926
PG&E Corp.(c)	274,400	13,245,288
Sempra Energy(c)	188,900	11,524,789
TXU Corp.	45,400	2,910,140

		45,703,287

Entertainment & Leisure — 1.6%
The Walt Disney Co.(c)	518,700	17,858,841

Finance — 4.9%
American Express Co.	180,900	10,202,760
AmeriCredit Corp.(b)	214,300	4,898,898
Ameriprise Financial, Inc.	149,900	8,565,286
The Bear Stearns Cos., Inc.(c)	45,600	6,855,960
CIT Group, Inc.	112,600	5,958,792
The Goldman Sachs Group, Inc.	57,000	11,777,910
Morgan Stanley	105,800	8,332,808

		56,592,414

Food & Agriculture — 1.7%
Archer-Daniels-Midland Co.	175,200	6,429,840
ConAgra Foods, Inc.	227,600	5,669,516
General Mills, Inc.	133,500	7,772,370

		19,871,726

Insurance — 6.2%
Aetna, Inc.	198,400	8,687,936
The Allstate Corp.	141,800	8,516,508
American International Group, Inc.	100,100	6,728,722
CHUBB Corp.	149,800	7,740,166
MetLife, Inc.(c)	174,800	11,038,620
Travelers Companies, Inc.	205,400	10,633,558
UnumProvident Corp.(c)	281,300	6,478,339
W.R. Berkley Corp.(c)	134,325	4,448,844
WellPoint, Inc.(b)	82,400	6,682,640

		70,955,333

Machinery & Heavy Equipment — 0.7%
Terex Corp.(b)(c)	116,700	8,374,392

Manufacturing — 8.0%
Cooper Industries Ltd. - Class A	153,000	6,883,470
Energizer Holdings, Inc.(b)	80,700	6,886,131
General Electric Co.(d)	991,500	35,059,440
Mattel, Inc.	292,900	8,075,253
Nucor Corp.(c)	183,100	11,925,303
Parker Hannifin Corp.(c)	102,700	8,864,037
Reynold American, Inc.(c)	79,400	4,955,354
Whirlpool Corp.(c)	113,400	9,628,794

		92,277,782

Measuring & Controlling Devices — 0.6%
Thermo Electron Corp.(b)	149,700	6,998,475

Medical & Medical Services — 2.3%
Amgen, Inc.(b)	82,700	4,621,276
Coventry Health Care, Inc.(b)	160,006	8,968,336
McKesson Corp.	116,300	6,808,202
Mylan Laboratories, Inc.	310,900	6,572,426

		26,970,240

Medical Instruments & Supplies — 3.1%
Beckman Coulter, Inc.(c)	114,700	7,328,183
Becton, Dickinson & Co.	109,400	8,411,766

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Medical Instruments & Supplies (Continued)
Johnson & Johnson		225,500	$13,588,630
Kinetic Concepts, Inc.(b)		120,200	6,086,928

			35,415,507

Metal & Mining — 0.5%
Freeport-McMoran Copper & Gold, Inc. - Class B(c)		94,900	6,281,431

Motor Vehicles — 1.0%
PACCAR, Inc.(c)		151,850	11,145,790

Oil & Gas — 9.4%
Chevron Corp.		102,700	7,595,692
ConocoPhillips		300,600	20,546,010
ENSCO International, Inc.		195,500	10,635,200
Exxon Mobil Corp.		371,100	27,999,495
Marathon Oil Corp.		155,100	15,328,533
Schlumberger Ltd.		125,400	8,665,140
Valero Energy Corp.		110,800	7,145,492
XTO Energy, Inc.		188,500	10,331,685

			108,247,247

Paper & Paper Products — 0.6%
Temple-Inland, Inc.		123,100	7,353,994

Pharmaceuticals — 4.8%
Gilead Sciences, Inc.(b)		82,900	6,341,850
King Pharmaceuticals, Inc.(b)		330,500	6,500,935
Merck & Co., Inc.		399,200	17,632,664
Pfizer, Inc.		984,800	24,876,048

			55,351,497

Publishing & Printing — 0.6%
The McGraw-Hill Cos., Inc.		105,200	6,614,976

Railroad & Shipping — 1.2%
Union Pacific Corp.		132,900	13,495,995

Real Estate — 1.0%
ProLogis (REIT)		72,700	4,720,411
Simon Property Group, Inc. (REIT)(c)		56,700	6,307,875

			11,028,286

Restaurants — 1.0%
McDonald’s Corp.		249,600	11,244,480

Retail Merchandising — 4.7%
American Eagle Outfitters, Inc.(c)		172,900	5,185,271
Dillard’s, Inc. - Class A(c)		207,200	6,781,656
Dollar Tree Stores, Inc.(b)		232,400	8,886,976
Federated Department Stores, Inc.(c)		218,700	9,852,435
J.C. Penney Co., Inc.(c)		99,100	8,142,056
The Kroger Co.		234,600	6,627,450
Officemax, Inc.		166,200	8,765,388

			54,241,232

Security Brokers & Dealers — 0.6%
Lehman Brothers Holdings, Inc.(c)		93,800	6,572,566

Semiconductors & Related Devices — 1.3%
Lam Research Corp.(b)(c)		156,200	7,394,508
MEMC Electronic Materials, Inc.(b)		124,700	7,554,326

			14,948,834

Soaps & Cosmetics — 1.5%
Colgate-Palmolive Co.		122,200	8,161,738
The Procter & Gamble Co.		140,500	8,873,980

			17,035,718

Telecommunications — 3.7%
AT&T, Inc.(c)		737,610	29,083,962
Verizon Communications, Inc.(c)		349,891	13,267,867

			42,351,829

Tires & Rubber — 0.8%
The Goodyear Tire & Rubber Co.(b)(c)		312,700	9,753,113

Tobacco — 1.2%
Altria Group, Inc.		158,200	13,891,542

Transportation — 0.7%
Ryder Systems, Inc.		126,400	6,236,576
YRC Worldwide, Inc.(b)(c)		50,800	2,043,176

			8,279,752

Waste Management — 0.7%
Allied Waste Industries, Inc.(b)		664,600	8,367,314

TOTAL COMMON STOCKS
(Cost $865,511,364)			1,140,797,477

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.1%
Federal Home Loan Mortgage Corp., Discount Notes 4.97%(e)	04/02/07	$3,000	2,999,592
Galileo Money Market Fund, 5.02%		9,150	9,150,104

TOTAL SHORT TERM INVESTMENTS (Cost $12,149,696)			12,149,696

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 100.2% (Cost $877,661,060)			1,152,947,173

SECURITIES LENDING COLLATERAL — 2.8%
Bank of America Corp., Master Notes 5.51%(f)(g)	04/02/07	24,901	24,900,962
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(f)(g) 04/02/07		5,368	5,368,161
Citigroup, Inc., Master Notes 5.51%(f)(g)	04/02/07	1,318	1,318,414
Morgan Stanley, Variable Rate Commercial Paper 5.50%(f)(g)	04/02/07	184	183,709

TOTAL SECURITIES LENDING COLLATERAL (Cost $31,771,246)			31,771,246

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACK ROCK FUNDS

SCHEDULE OF INVESTMENTS

INVESTMENT TRUST PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENTS - SHORT TERM — 11.1%
Institutional Money Market Trust, 4.80%(g) (Cost $128,277,219)	128,277,219	$128,277,219

TOTAL INVESTMENTS IN SECURITIES — 114.1% (Cost $1,037,709,525(a))		1,312,995,638
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (13.9)%		(160,048,465)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(2,337,785)

NET ASSETS — 100.0%		$1,150,609,388

(a)	Cost for federal income tax purposes is $1,038,769,823. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$279,409,280
Gross unrealized depreciation	(5,183,465)

$274,225,815

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Security, or a portion thereof, pledged as collateral with a value of $1,838,720 on 33 long S&P 500 futures contracts expiring June 2007. The notional value of such contracts on March 31, 2007 was $11,807,400 with an unrealized gain of $335,564 (including commissions of $104).
(e)	The rate shown is the effective yield at the time of purchase. (f) Variable rate security. Rate shown is the rate as of March 31, 2007.
(g)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

CAPITAL APPRECIATION PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.4%
Advertising — 1.5%
Focus Media Holding Ltd. - ADR(b)	45,400	$3,562,084

Aerospace — 3.2%
The Boeing Co.	39,500	3,511,945
United Technologies Corp.	63,600	4,134,000

		7,645,945

Banks — 1.4%
Bank of America Corp.	64,300	3,280,586

Beverages & Bottling — 2.8%
PepsiCo, Inc.(c)	105,100	6,680,156

Computer & Office Equipment — 7.2%
Apple Computer, Inc.(b)	79,699	7,404,834
Cisco Systems, Inc.(b)	290,267	7,410,516
Hewlett-Packard Co.	64,734	2,598,423

		17,413,773

Computer Software & Services — 11.3%
Adobe Systems, Inc.(b)	137,400	5,729,580
Cognizant Technology Solutions Corp.(b)	31,298	2,762,674
First Data Corp.	75,000	2,017,500
Google, Inc. - Class A(b)(c)	18,004	8,248,713
Juniper Networks, Inc.(b)	101,805	2,003,522
Salesforce.com, Inc.(b)(c)	74,100	3,172,962
Sun Microsystems, Inc.(b)(c)	230,500	1,385,305
Yahoo!, Inc.(b)	57,596	1,802,179

		27,122,435

Entertainment & Leisure — 2.3%
Hilton Hotels Corp.(c)	126,800	4,559,728
Las Vegas Sands Corp.(b)(c)	12,200	1,056,642

		5,616,370

Finance — 5.1%
American Express Co.	98,350	5,546,940
NYSE Group, Inc.(c)	64,400	6,037,500
UBS AG	9,800	582,414

		12,166,854

Food & Agriculture — 2.7%
Monsanto Co.	119,140	6,547,935

Insurance — 1.6%
American International Group, Inc.	56,600	3,804,652

Manufacturing — 14.2%
Cooper Industries Ltd. - Class A	26,338	1,184,947
Corning, Inc.(b)	262,102	5,960,199
Danaher Corp.	51,100	3,651,095
Foster Wheeler Ltd.(b)	20,664	1,206,571
General Electric Co.	232,400	8,217,664
Honeywell International, Inc.	153,200	7,056,392
Polo Ralph Lauren Corp.(c)	40,900	3,605,335
Rockwell Automation, Inc.(c)	18,300	1,095,621
Textron, Inc.	25,900	2,325,820

		34,303,644

Measuring & Controlling Devices — 1.9%
Thermo Electron Corp.(b)(c)	100,400	4,693,700

Medical & Medical Services — 3.6%
Henry Schein, Inc.(b)	46,300	2,554,834
Medco Health Solutions, Inc.(b)	34,911	2,532,095
UnitedHealth Group, Inc.	69,800	3,697,306

		8,784,235

Medical Instruments & Supplies — 3.2%
Johnson & Johnson	68,420	4,122,989
Zimmer Holdings, Inc.(b)	40,600	3,467,646

		7,590,635

Metal & Mining — 0.9%
CONSOL Energy, Inc.	56,300	2,203,019

Oil & Gas — 2.4%
GlobalSantaFe Corp.(c)	38,359	2,365,983
Schlumberger Ltd.	29,200	2,017,720
Weatherford International Ltd.(b)	32,700	1,474,770

		5,858,473

Pharmaceuticals — 9.0%
Abbott Laboratories	106,600	5,948,280
Allergan, Inc.(c)	16,220	1,797,500
Amylin Pharmaceuticals, Inc.(b)(c)	29,400	1,098,384
Genentech, Inc.(b)	13,900	1,141,468
Genzyme Corp.(b)	70,300	4,219,406
Gilead Sciences, Inc.(b)	49,800	3,809,700
Merck & Co., Inc.	79,846	3,526,798

		21,541,536

Retail Merchandising — 6.7%
Federated Department Stores, Inc.(c)	88,700	3,995,935
O’Reilly Automotive, Inc.(b)	70,600	2,336,860
Staples, Inc.	110,350	2,851,444
Wal-Mart Stores, Inc.	147,500	6,925,125

		16,109,364

Semiconductors & Related Devices — 2.7%
PMC-Sierra, Inc.(b)(c)	255,700	1,792,457
STMicroelectronics NV - NY Shares(c)	244,100	4,686,720

		6,479,177

Soaps & Cosmetics — 3.1%
The Procter & Gamble Co.	118,200	7,465,512

Telecommunications — 9.4%
Alcatel SA - ADR(c)	242,031	2,860,806
American Tower Corp. - Class A(b)	78,723	3,066,261
AT&T, Inc.(c)	159,783	6,300,244
Clearwire Corp.(b)(c)	11,200	229,264
Harman International Industries, Inc.	33,300	3,199,464
NII Holdings, Inc.(b)(c)	59,381	4,404,883
QUALCOMM, Inc.	59,629	2,543,773

		22,604,695

Tobacco — 2.0%
Altria Group, Inc.	54,212	4,760,356

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

CAPITAL APPRECIATION PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Transportation — 1.2%
FedEx Corp.(c)		27,700	$2,975,811

TOTAL COMMON STOCKS (Cost $199,127,243)			239,210,947

WARRANTS — 0.0%
Lucent Technologies, Inc. (issued 12/10/04, expiring 12/10/07, strike price $2.75)(d) (Cost $7,747)		11,738	1,115

SHORT TERM INVESTMENTS — 0.8%
Galileo Money Market Fund, 5.02% (Cost $1,812,769)		1,812,769	1,812,769

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 100.2% (Cost $200,947,759)			241,024,831

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 5.4%
Bank of America Corp., Master Notes 5.51%(e)(f)	04/02/07	$10,859	10,859,103
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(e)(f)	04/02/07	1,311	1,311,060
Morgan Stanley, Variable Rate Commercial Paper 5.50%(e)(f)	04/02/07	914	913,623

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,083,786)			13,083,786

AFFILIATED INVESTMENTS—SHORT TERM — 12.0%
Institutional Money Market Trust, 4.80%(f) (Cost $28,917,616)		28,918	28,917,616

TOTAL INVESTMENTS IN SECURITIES — 117.6% (Cost $242,949,161(a))			283,026,233
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (17.4)%			(42,001,402)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(458,467)

NET ASSETS — 100.0%			$240,566,364

(a)	Cost for federal income tax purposes is $243,406,948. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$42,682,092
Gross unrealized depreciation	(3,062,807)

$39,619,285

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	As of March 31, 2007, the aggregate amount of shares called for by these warrants is 12,138. These warrants were exercisable as of 12/10/04.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACK ROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP VALUE EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.5%
Air Transportation — 0.6%
Southwest Airlines Co.	444,400	$6,532,680
Banks — 9.1%
City National Corp.(b)	198,000	14,572,800
Cullen/Frost Bankers, Inc.	367,200	19,215,576
First Midwest Bancorp, Inc.	260,400	9,569,700
Hudson City Bancorp, Inc.(b)	1,129,200	15,447,456
Wintrust Financial Corp.(b)	433,400	19,333,974
Zions Bancorporation	225,000	19,017,000

		97,156,506

Broadcasting — 1.5%
Belo Corp.(b)	874,226	16,321,800

Business Services — 5.6%
Amvescap Plc - ADR(b)	371,600	8,212,360
The Brink’s Co.(b)	282,700	17,937,315
eFunds Corp.(c)	281,800	7,512,788
Hewitt Associates, Inc. - Class A(c)	242,100	7,076,583
National Financial Partners Corp.	131,575	6,172,183
W.W. Grainger, Inc.(b)	167,892	12,967,978

		59,879,207

Chemicals — 2.0%
Ashland, Inc.	128,100	8,403,360
Celanese Corp. - Series A	415,400	12,810,936

		21,214,296

Computer & Office Equipment — 1.9%
Electronics for Imaging, Inc.(c)	397,800	9,328,410
NCR Corp.(b)(c)	220,500	10,533,285
Phase Metrics, Inc.(c)(d)	108,409	2,168

		19,863,863

Computer Software & Services — 1.2%
Activision, Inc.(b)(c)	691,233	13,091,953

Containers — 1.4%
Owens-Illinois, Inc.(b)(c)	318,900	8,218,053
Smurfit-Stone Container Corp.(c)	588,000	6,620,880

		14,838,933

Electronics — 3.4%
Agilent Technologies, Inc.(c)	408,500	13,762,365
Intersil Corp. - Class A	296,200	7,846,338
L-3 Communications Holdings, Inc.	160,100	14,003,947

		35,612,650

Energy & Utilities — 13.3%
Constellation Energy Group, Inc.(b)	187,700	16,320,515
Edison International	355,200	17,450,976
Entergy Corp.	185,700	19,483,644
Equitable Resources, Inc.(b)	358,400	17,317,888
NRG Energy, Inc.(b)(c)	195,100	14,055,004
PPL Corp.	480,100	19,636,090
Public Service Enterprise Group, Inc.(b)	242,000	20,095,680
Questar Corp.	191,200	17,056,952

		141,416,749

Entertainment & Leisure — 1.0%
Hilton Hotels Corp.(b)	294,700	10,597,412

Finance — 6.1%
Ambac Financial Group, Inc.(b)	181,050	15,640,909
Capital One Financial Corp.	133,200	10,051,272
CIT Group, Inc.(b)	255,100	13,499,892
Freedom Pay, Inc.(d)	43,051	431
Mellon Financial Corp.(b)	471,300	20,331,882
TD Ameritrade Holding Corp.(c)	367,000	5,460,960

		64,985,346

Food & Agriculture — 3.3%
Bunge Ltd.(b)	51,400	4,226,108
Del Monte Foods Co.	1,260,700	14,472,836
Pilgrim’s Pride Corp.	516,300	17,135,997

		35,834,941

Insurance — 4.8%
Axis Capital Holdings Ltd.	297,500	10,073,350
Conseco, Inc.(b)(c)	886,567	15,337,609
Endurance Specialty Holdings Ltd.	324,119	11,584,013
XL Capital Ltd.(b)	194,900	13,635,204

		50,630,176

Manufacturing — 2.6%
Callaway Golf Co.	239,405	3,773,023
Jones Apparel Group, Inc.	226,300	6,954,199
Textron, Inc.(b)	143,700	12,904,260
The Warnaco Group, Inc.(c)	147,000	4,174,800

		27,806,282

Medical & Medical Services — 3.0%
Coventry Health Care, Inc.(c)	261,000	14,629,050
Omnicare, Inc.(b)	165,700	6,589,889
Quest Diagnostics, Inc.(b)	210,200	10,482,674

		31,701,613

Medical Instruments & Supplies — 2.7%
The Cooper Cos., Inc.(b)	305,200	14,838,824
Hillenbrand Industries, Inc.(b)	228,666	13,575,901

		28,414,725

Metal & Mining — 3.1%
CONSOL Energy, Inc.	255,500	9,997,715
Massey Energy Co.(b)	350,908	8,418,283
MSC Industrial Direct Co., Inc.	154,100	7,193,388
United States Steel Corp.	71,800	7,120,406

		32,729,792

Motor Vehicles — 0.9%
Ford Motor Co.(b)	1,212,900	9,569,781

Oil & Gas — 6.0%
AGL Resources, Inc.	361,395	15,438,794
Diamond Offshore Drilling, Inc.(b)	145,600	11,786,320
EOG Resources, Inc.	124,600	8,888,964
Newfield Exploration Co.(b)(c)	352,600	14,706,946
Rowan Cos., Inc.	157,700	5,120,519
Southwestern Energy Co.(c)	202,300	8,290,254

		64,231,797

Publishing & Printing — 2.6%
Dow Jones & Co., Inc.(b)	173,400	5,977,098
R.R. Donnelley & Sons Co.	441,700	16,161,803

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP VALUE EQUITY PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Publishing & Printing (Continued)
Tribune Co.(b)		190,800	$6,126,588

			28,265,489

Railroad & Shipping — 0.5%
CSX Corp.		138,800	5,558,940

Real Estate — 6.3%
Boston Properties, Inc. (REIT)(b)		143,100	16,799,940
Camden Property Trust (REIT)		158,100	11,116,011
Mack-Cali Realty Corp. (REIT)(b)		209,500	9,978,485
ProLogis (REIT)		205,700	13,356,101
Simon Property Group, Inc. (REIT)(b)		142,100	15,808,625

			67,059,162

Restaurants — 0.7%
CKE Restaurants, Inc.		375,900	7,089,474

Retail Merchandising — 8.1%
Advance Auto Parts, Inc.		217,800	8,396,190
Borders Group, Inc.(b)		734,900	15,006,658
Central Garden & Pet Co.(c)		361,200	5,309,640
Federated Department Stores, Inc.(b)		101,100	4,554,555
The Kroger Co.		322,600	9,113,450
Limited Brands, Inc.(b)		594,100	15,482,246
Saks, Inc.(b)		293,328	6,112,955
SUPERVALU, Inc.(b)		287,100	11,216,997
The Talbots, Inc.(b)		448,874	10,602,404

			85,795,095

Security Brokers & Dealers — 0.7%
Piper Jaffray Cos., Inc.(c)		118,800	7,358,472

Semiconductors & Related Devices — 0.3%
Marvell Technology Group Ltd.(b)(c)		196,900	3,309,889

Telecommunications — 2.2%
Amdocs Ltd.(c)		300,800	10,973,184
Andrew Corp.(b)(c)		1,145,800	12,134,022

			23,107,206

Textiles — 0.5%
Carter’s, Inc.(c)		221,900	5,622,946

Tires & Rubber — 0.6%
Cooper Tire & Rubber Co.(b)		358,366	6,554,514

Tobacco — 1.5%
Carolina Group		216,200	16,346,882

TOTAL COMMON STOCKS (Cost $864,375,133)			1,038,498,571

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 4.5%
Federal Home Loan Bank, Discount Notes 4.97%(e)	04/02/07	$39,000	38,994,616
Galileo Money Market Fund, 5.02%		9,486	9,485,946

TOTAL SHORT TERM INVESTMENTS (Cost $48,480,562)			48,480,562

			VALUE
TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 102.0% (Cost $912,855,695)			$1,086,979,133

SECURITIES LENDING COLLATERAL — 2.3%
Bank of America Corp., Master Notes 5.51%(f)(g)	04/02/07	1,434	1,434,067
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(f)(g)	04/02/07	10,596	10,596,420
Citigroup, Inc., Master Notes 5.51%(f)(g)	04/02/07	1,725	1,725,057
Morgan Stanley, Variable Rate Commercial Paper 5.50%(f)(g)	04/02/07	11,283	11,283,375

TOTAL SECURITIES LENDING COLLATERAL (Cost $25,038,919)			25,038,919

AFFILIATED INVESTMENTS — SHORT TERM — 14.5%
Institutional Money Market Trust, 4.80%(g) (Cost $154,241,277)		154,241	154,241,277

TOTAL INVESTMENTS IN SECURITIES — 118.8% (Cost $1,092,135,891(a))			1,266,259,329
		NUMBER OF CONTRACTS
CALL OPTIONS WRITTEN — 0.0%
The Kroger Co., Strike Price $30, Expires 7/21/07		(1,000)	(85,000)
Public Services Enterprise Group, Inc., Strike Price $80, Expires 5/19/07		(400)	(200,000)
SUPERVALU, Inc., Strike Price $40, Expires 4/21/07		(750)	(30,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $225,672)			(315,000)

PUT OPTIONS WRITTEN — 0.0%
National Financial Partners Corp., Strike Price $45, Expires 7/21/07		(330)	(66,000)
Omnicare, Inc., Strike Price $37.50, Expires 5/19/07		(300)	(16,500)
Pilgrim’s Pride Corp., Strike Price $25, Expires 9/22/07		(1,200)	(150,000)
Rowan Cos., Inc., Strike Price $27.50, Expires 10/20/07		(1,090)	(98,100)

TOTAL PUT OPTIONS WRITTEN (Premiums received $388,503)			(330,600)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

VALUE
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (16.8)%	$(179,280,196)
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%	(20,613,516)

NET ASSETS — 100.0%	$1,065,720,017

(a)	Cost for federal income tax purposes is $1,112,505,535. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$164,658,582
Gross unrealized depreciation	(10,904,788)

$153,753,794

(b)	Total or partial security on loan. (c) Non-income producing security.
(d)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $2,599 which represents less than 0.1% of net assets.
(e)	The rate shown is the effective yield at the time of purchase.
(f)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(g)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACK ROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP GROWTH EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.7%
Aerospace — 3.3%
Goodrich Corp.	156,200	$8,041,176
Spirit Aerosystems Holdings, Inc. - Class A(b)	159,483	5,079,534

		13,120,710

Banks — 1.5%
Fidelity National Information Services, Inc.	125,900	5,723,414

Broadcasting — 0.9%
CKX, Inc.(b)	323,000	3,585,300

Business Services — 4.2%
Alliance Data Systems Corp.(b)(c)	114,100	7,030,842
Amvescap Plc - ADR(c)	189,100	4,179,110
Investors Financial Services Corp.(c)	93,700	5,448,655

		16,658,607

Chemicals — 1.5%
Celanese Corp. - Series A	186,900	5,763,996

Computer Software & Services — 12.4%
Adobe Systems, Inc.(b)(c)	162,100	6,759,570
CACI International, Inc.(b)	90,800	4,254,888
Ceridian Corp.(b)	89,700	3,125,148
Foundry Networks, Inc.(b)	319,800	4,339,686
IHS, Inc.(b)	155,400	6,388,494
Ingram Micro, Inc. - Class A(b)	201,800	3,896,758
International Game Technology	62,700	2,531,826
Juniper Networks, Inc.(b)(c)	242,200	4,766,496
MICROS Systems, Inc.(b)	74,300	4,011,457
Transaction Systems Architects, Inc.(b)	190,700	6,176,773
VeriFone Holdings, Inc.(b)(c)	62,900	2,310,317

		48,561,413

Electronics — 3.7%
Ametek, Inc.	194,600	6,721,484
Amphenol Corp.(c)	91,500	5,908,155
Intersil Corp. - Class A	73,000	1,933,770

		14,563,409

Energy & Utilities — 1.7%
Airgas, Inc.	74,300	3,131,745
Questar Corp.(c)	38,600	3,443,506

		6,575,251

Entertainment & Leisure — 4.3%
Hilton Hotels Corp.(c)	165,400	5,947,784
Orient-Express Hotels Ltd. - Class A(c)	106,100	6,346,902
Scientific Games Corp. - Class A(b)(c)	143,700	4,717,671

		17,012,357

Finance — 4.3%
Affiliated Managers Group, Inc.(b)(c)	26,200	2,838,770
AllianceBernstein Holding LP	35,500	3,141,750
Chicago Mercantile Exchange Holdings, Inc.(c)	12,900	6,868,734
Nasdaq Stock Market, Inc.(b)(c)	71,500	2,102,815
T. Rowe Price Group, Inc.	44,600	2,104,674

		17,056,743

Food & Agriculture — 1.2%
Panera Bread Co. - Class A(b)(c)	79,100	4,671,646

Machinery & Heavy Equipment — 0.9%
Joy Global, Inc.(c)	86,200	3,697,980

Manufacturing — 4.1%
Gardner Denver, Inc.(b)	57,600	2,007,360
IDEX Corp.	118,600	6,034,368
Precision Castparts Corp.	71,300	7,418,765
Sirona Dental Systems, Inc.(c)	13,100	451,426

		15,911,919

Measuring & Controlling Devices — 2.4%
Thermo Electron Corp.(b)(c)	202,800	9,480,900

Medical & Medical Services — 6.6%
Coventry Health Care, Inc.(b)	77,450	4,341,072
LifePoint Hospitals, Inc.(b)	120,400	4,601,688
Medco Health Solutions, Inc.(b)	96,100	6,970,133
Omnicare, Inc.(c)	95,300	3,790,081
Pediatrix Medical Group, Inc.(b)	109,100	6,225,246

		25,928,220

Medical Instruments & Supplies — 3.4%
Hologic, Inc.(b)(c)	59,900	3,452,636
Martek Biosciences Corp.(b)(c)	179,000	3,690,980
Varian Medical Systems, Inc.(b)(c)	86,200	4,110,878
Waters Corp.(b)	37,400	2,169,200

		13,423,694

Metal & Mining — 3.9%
Century Aluminum Co.(b)	122,400	5,738,112
CONSOL Energy, Inc.(c)	122,900	4,809,077
Massey Energy Co.(c)	202,600	4,860,374

		15,407,563

Miscellaneous Services — 0.5%
TeleTech Holdings, Inc.(b)	57,300	2,102,337

Motor Vehicles — 1.8%
Oshkosh Truck Corp.(c)	129,400	6,858,200

Oil & Gas — 8.2%
Acergy SA - ADR(b)	190,800	4,062,132
BJ Services Co.(c)	63,100	1,760,490
Chesapeake Energy Corp.(c)	109,500	3,381,360
ENSCO International, Inc.(c)	77,300	4,205,120
EOG Resources, Inc.(c)	62,000	4,423,080
GlobalSantaFe Corp.(c)	42,000	2,590,560
Grant Prideco, Inc.(b)(c)	112,900	5,626,936
Newfield Exploration Co.(b)(c)	145,105	6,052,330

		32,102,008

Personal Services — 1.4%
Laureate Education, Inc.(b)(c)	89,600	5,283,712

Pharmaceuticals — 4.8%
Endo Pharmaceuticals Holdings, Inc.(b)	168,300	4,948,020
IMS Health, Inc.	145,300	4,309,598
Medicis Pharmaceutical Corp.(c)	141,900	4,373,358
Shire Plc - ADR	85,656	5,302,106

		18,933,082

Railroad & Shipping — 1.1%
UTI Worldwide, Inc.(c)	172,200	4,232,676

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Retail Merchandising — 10.4%
Advance Auto Parts, Inc.		143,600	$5,535,780
Coach, Inc.(b)		85,900	4,299,295
Dick’s Sporting Goods, Inc.(b)(c)		79,800	4,649,148
GameStop Corp.(b)(c)		307,600	10,018,532
J.C. Penney Co., Inc.		69,000	5,669,040
Staples, Inc.		187,772	4,852,028
TJX Cos., Inc.		212,700	5,734,392

			40,758,215

Semiconductors & Related Devices — 3.6%
Integrated Device Technology, Inc.(b)		259,700	4,004,574
Lam Research Corp.(b)(c)		128,393	6,078,125
PMC-Sierra, Inc.(b)(c)		567,400	3,977,474

			14,060,173

Telecommunications — 7.6%
Amdocs Ltd.(b)		248,100	9,050,688
American Tower Corp. - Class A(b)(c)		145,300	5,659,435
Clearwire Corp.(b)(c)		24,500	501,515
Harris Corp.		206,200	10,505,890
Polycom, Inc.(b)(c)		126,200	4,206,246

			29,923,774

TOTAL COMMON STOCKS (Cost $311,501,511)			391,397,299

SHORT TERM INVESTMENTS — 1.2%
Galileo Money Market Fund, 5.02% (Cost $5,055,802)		5,055,802	5,055,802

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 100.9% (Cost $316,557,313)			396,453,101

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 1.8%
Bank of America Corp., Master Notes 5.51%(d)(e)	04/02/07	$5,783	5,783,098
Morgan Stanley, Variable Rate Commercial Paper 5.50%(d)(e)	04/02/07	1,205	1,204,883

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,987,981)			6,987,981

AFFILIATED INVESTMENTS - SHORT TERM — 24.7%
Institutional Money Market Trust, 4.80%(e) (Cost $96,726,125)		96,726	96,726,125

TOTAL INVESTMENTS IN SECURITIES — 127.4% (Cost $420,271,419(a))			500,167,207
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (26.4)%			(103,714,106)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%			(3,708,588)

NET ASSETS — 100.0%			$392,744,513

(a)	Cost for federal income tax purposes is $420,612,032. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$92,421,674
Gross unrealized depreciation	(12,866,499)

$79,555,175

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AURORA PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 100.0%
Aerospace — 1.2%
Goodrich Corp.	172,900	$8,900,892
Spirit Aerosystems Holdings, Inc. - Class A(b)	357,723	11,393,478

		20,294,370

Banks — 7.7%
City National Corp.	106,100	7,808,960
Colonial BancGroup, Inc.	644,500	15,951,375
Cullen/Frost Bankers, Inc.	494,300	25,866,719
First Midwest Bancorp, Inc.	452,500	16,629,375
Sterling Bancshares, Inc.	1,430,911	15,997,585
Webster Financial Corp.	371,932	17,856,455
Wintrust Financial Corp.(c)	265,100	11,826,111
Zions Bancorporation	243,500	20,580,620

		132,517,200

Business Services — 6.4%
The Brink’s Co.(c)	727,700	46,172,565
National Financial Partners Corp.(c)	126,407	5,929,752
PHH Corp.(b)	548,400	16,759,104
Robert Half International, Inc.(c)	445,900	16,502,759
W.W. Grainger, Inc.(c)	316,000	24,407,840

		109,772,020

Chemicals — 1.5%
Celanese Corp. - Series A	842,700	25,988,868

Computer & Office Equipment — 3.4%
Electronics for Imaging, Inc.(b)	783,600	18,375,420
NCR Corp.(b)(c)	834,700	39,873,619

		58,249,039

Computer Software & Services — 3.6%
Blackboard, Inc.(b)(c)	501,100	16,851,993
Sybase, Inc.(b)(c)	1,067,600	26,988,928
TIBCO Software, Inc.(b)	832,273	7,090,966
Trident Microsystems, Inc.(b)(c)	525,100	10,533,506

		61,465,393

Construction — 2.1%
Chicago Bridge & Iron Co. NV - ADR(c)	887,400	27,287,550
Granite Construction, Inc.	173,027	9,561,472

		36,849,022

Containers — 1.0%
Crown Holdings, Inc.(b)	710,600	17,381,276

Electronics — 0.5%
National Semiconductor Corp.(c)	337,300	8,142,422

Energy & Utilities — 10.9%
Airgas, Inc.	266,900	11,249,835
CMS Energy Corp.(c)	754,700	13,433,660
Equitable Resources, Inc.(c)	305,700	14,771,424
Integrys Energy Group, Inc.	313,855	17,422,091
MDU Resources Group, Inc.	1,052,300	30,243,102
NRG Energy, Inc.(b)(c)	324,700	23,391,388
Pepco Holdings, Inc.	602,900	17,496,158
Questar Corp.	214,200	19,108,782
Southern Union Co.	348,200	10,581,798
Wisconsin Energy Corp.	607,000	29,451,640

		187,149,878

Entertainment & Leisure — 7.4%
Hasbro, Inc.(c)	498,608	14,270,161
Melco PBL Entertainment Ltd. - ADR(b)(c)	951,900	15,363,666
Orient-Express Hotels Ltd. - Class A(c)	718,300	42,968,706
Penn National Gaming, Inc.(b)	633,800	26,885,796
Pinnacle Entertainment, Inc.(b)	400,934	11,655,151
Steiner Leisure Ltd.(b)	358,400	16,120,832

		127,264,312

Finance — 1.6%
Affiliated Managers Group, Inc.(b)(c)	259,800	28,149,330

Food & Agriculture — 3.1%
Hain Celestial Group, Inc.(b)	1,132,808	34,063,537
Pilgrim’s Pride Corp.(c)	584,900	19,412,831

		53,476,368

Insurance — 4.5%
Aspen Insurance Holdings Ltd.	761,600	19,961,536
Axis Capital Holdings Ltd.	329,000	11,139,940
Endurance Specialty Holdings Ltd.(c)	593,811	21,222,805
Platinum Underwriters Holdings Ltd.	787,677	25,268,678

		77,592,959

Manufacturing — 2.9%
Brunswick Corp.	590,500	18,807,425
Commercial Metals Co.	589,630	18,484,901
Hexel Corp.(b)(c)	335,000	6,649,750
Phillips-Van Heusen Corp.	119,700	7,038,360

		50,980,436

Medical & Medical Services — 5.9%
Coventry Health Care, Inc.(b)	258,100	14,466,505
Davita, Inc.(b)	361,700	19,285,844
Magellan Health Services, Inc.(b)	551,100	23,146,200
Mylan Laboratories, Inc.	938,900	19,848,346
Omnicare, Inc.(c)	345,000	13,720,650
Quest Diagnostics, Inc.(c)	233,700	11,654,619

		102,122,164

Medical Instruments & Supplies — 3.5%
The Cooper Cos., Inc.	343,700	16,710,694
DENTSPLY International, Inc.	825,200	27,025,300
Viasys Healthcare, Inc.(b)	494,156	16,796,363

		60,532,357

Metal & Mining — 1.2%
CONSOL Energy, Inc.	210,300	8,229,039
Inland Steel Industries, Inc.(c)	332,900	13,189,498

		21,418,537

Oil & Gas — 4.1%
Cameron International Corp.(b)	222,000	13,939,380
FMC Technologies, Inc.(b)	158,400	11,049,984
Grant Prideco, Inc.(b)	277,700	13,840,568
Helix Energy Solutions Group, Inc.(b)(c)	241,300	8,998,077
Rowan Cos., Inc.(c)	273,200	8,870,804

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AURORA PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Oil & Gas (Continued)
Southwestern Energy Co.(b)		346,200	$14,187,276

			70,886,089

Paper & Forest Products — 1.4%
Louisiana-Pacific Corp.		1,169,300	23,456,158

Personal Services — 1.0%
Laureate Education, Inc.(b)(c)		297,800	17,561,266

Real Estate — 5.7%
Alexandria Real Estate Equities, Inc. (REIT)		171,400	17,203,418
BioMed Realty Trust, Inc. (REIT)		421,200	11,077,560
Boardwalk Real Estate Investment Trust (REIT)		497,944	19,137,094
Camden Property Trust (REIT)		177,000	12,444,870
Douglas Emmett, Inc. (REIT)(c)		585,600	14,950,368
Mack-Cali Realty Corp. (REIT)(c)		506,300	24,115,069

			98,928,379

Restaurants — 0.5%
Ruth’s Chris Steak House, Inc.(b)		400,100	8,146,036

Retail Merchandising — 12.8%
AnnTaylor Stores Corp.(b)		493,000	19,118,540
BJ’s Wholesale Club, Inc.(b)(c)		1,522,200	51,496,026
Borders Group, Inc.		534,600	10,916,532
Foot Locker, Inc.		856,300	20,165,865
GameStop Corp.(b)		562,900	18,333,653
Jarden Corp.(b)(c)		403,200	15,442,560
PetSmart, Inc.		426,600	14,060,736
Saks, Inc.(c)		1,540,569	32,105,458
SUPERVALU, Inc.(c)		720,200	28,138,214
Tween Brands, Inc.(b)(c)		291,000	10,394,520

			220,172,104

Security Brokers & Dealers — 2.6%
GFI Group, Inc.(b)(c)		194,400	13,213,368
Piper Jaffray Cos., Inc.(b)(c)		511,400	31,676,116

			44,889,484

Semiconductors & Related Devices — 1.0%
Integrated Device Technology, Inc.(b)		1,173,500	18,095,370

Soaps & Cosmetics — 0.4%
NU Skin Enterprises, Inc.		388,000	6,409,760

Telecommunications — 0.6%
Ciena Corp.(b)(c)		1	28
Tessera Technologies, Inc.(b)		284,000	11,286,160

			11,286,188

Transportation — 1.5%
Kirby Corp.(b)		248,200	8,682,036
Landstar System, Inc.(c)		374,700	17,176,248

			25,858,284

TOTAL COMMON STOCKS (Cost $1,510,196,480)			1,725,035,069

SHORT TERM INVESTMENTS — 0.5%
Galileo Money Market Fund, 5.02% (Cost $8,590,609)		$8,590,609	8,590,609

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 100.5% (Cost $1,518,787,089)			1,733,625,678

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 0.1%
Bank of America Corp., Master Notes 5.51%(d)(e)	04/02/07	1,352	1,352,032
Citigroup, Inc., Master Notes 5.51%(d)(e)	04/02/07	492	492,215

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,844,247)			1,844,247

AFFILIATED INVESTMENTS - SHORT TERM — 13.7%
Institutional Money Market Trust, 4.80%(e) (Cost $235,843,986)		235,844	235,843,986

TOTAL INVESTMENTS IN SECURITIES — 114.3% (Cost $1,756,475,322(a))			1,971,313,911
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (13.8)%			(237,688,233)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%			(9,282,565)

NET ASSETS — 100.0%			$1,724,343,113

(a)	Cost for federal income tax purposes is $1,765,762,034. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$231,983,381
Gross unrealized depreciation	(26,431,504)

$205,551,877

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL/MID-CAP GROWTH PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 98.8%
Aerospace — 4.5%
Armor Holdings, Inc.(b)(c)	48,800	$3,285,704
BE Aerospace, Inc.(b)(c)	134,500	4,263,650
Goodrich Corp.	65,700	3,382,236
Spirit Aerosystems Holdings, Inc. - Class A(b)	37,100	1,181,635

		12,113,225

Banks — 3.2%
Fidelity National Information Services, Inc.	90,700	4,123,222
Signature Bank(b)	80,000	2,603,200
UMB Financial Corp.	53,300	2,012,608

		8,739,030

Broadcasting — 1.8%
CKX, Inc.(b)	440,700	4,891,770

Business Services — 8.7%
Advisory Board Co.(b)	68,500	3,467,470
Alliance Data Systems Corp.(b)(c)	48,800	3,007,056
Amvescap Plc - ADR(c)	138,600	3,063,060
eFunds Corp.(b)	170,500	4,545,530
Exlservice Holdings, Inc.(b)	150,800	3,111,004
Forrester Research, Inc.(b)	109,500	3,105,420
Net1 UEPS Technologies, Inc.(b)(c)	130,000	3,234,400

		23,533,940

Chemicals — 1.6%
Celanese Corp. - Series A	137,200	4,231,248

Computer Software & Services — 15.7%
Blackboard, Inc.(b)(c)	118,300	3,978,429
CACI International, Inc.(b)	67,000	3,139,620
Foundry Networks, Inc.(b)	151,400	2,054,498
IHS, Inc.(b)	133,700	5,496,407
Ingram Micro, Inc. - Class A(b)	143,200	2,765,192
MICROS Systems, Inc.(b)	59,300	3,201,607
Move, Inc.(b)	630,000	3,490,200
SkillSoft Plc - ADR(b)	1,037,000	8,669,320
SonicWALL, Inc.(b)	701,300	5,862,868
Transaction Systems Architects, Inc.(b)	126,000	4,081,140

		42,739,281

Electronics — 1.2%
Ametek, Inc.	94,700	3,270,938

Energy & Utilities — 2.5%
Airgas, Inc.	76,878	3,240,407
Questar Corp.(c)	41,300	3,684,373

		6,924,780

Entertainment & Leisure — 4.2%
Melco PBL Entertainment Ltd. - ADR(b)	6,900	111,366
Orient-Express Hotels Ltd. - Class A(c)	72,600	4,342,932
Pinnacle Entertainment, Inc.(b)	83,900	2,438,973
Scientific Games Corp. - Class A(b)(c)	121,900	4,001,977
Xinhua Finance Media Ltd. - ADR(b)	39,200	430,024

		11,325,272

Finance — 3.4%
Affiliated Managers Group, Inc.(b)(c)	25,400	2,752,090
eTelecare Global Solutions, Inc.(b)	133,200	2,017,980
Fortress Investment Group LLC(c)	1,700	48,756
Wright Express Corp.(b)(c)	144,000	4,367,520

		9,186,346

Food & Agriculture — 0.7%
Panera Bread Co. - Class A(b)(c)	34,800	2,055,288

Machinery & Heavy Equipment — 1.0%
Joy Global, Inc.(c)	63,300	2,715,570

Manufacturing — 4.1%
Gardner Denver, Inc.(b)	111,800	3,896,230
Quanex Corp.	51,300	2,172,555
Sirona Dental Systems, Inc.(c)	67,900	2,339,834
The Warnaco Group, Inc.(b)	99,400	2,822,960

		11,231,579

Medical & Medical Services — 7.1%
Accuray, Inc.(b)	19,800	440,352
Coventry Health Care, Inc.(b)	89,260	5,003,023
Digene Corp.(b)	82,141	3,483,600
Noven Pharmaceuticals, Inc.(b)	126,600	2,937,120
Omnicare, Inc.(c)	57,200	2,274,844
Pediatrix Medical Group, Inc.(b)	92,000	5,249,520

		19,388,459

Medical Instruments & Supplies — 4.9%
Hologic, Inc.(b)(c)	73,300	4,225,012
Kyphon, Inc.(b)(c)	73,000	3,295,220
Martek Biosciences Corp.(b)(c)	107,500	2,216,650
Wright Medical Group, Inc.(b)	158,348	3,529,577

		13,266,459

Metal & Mining — 3.3%
Century Aluminum Co.(b)	50,000	2,344,000
CONSOL Energy, Inc.(c)	71,600	2,801,708
Massey Energy Co.(c)	159,900	3,836,001

		8,981,709

Oil & Gas — 5.6%
Diamond Offshore Drilling, Inc.(c)	34,900	2,825,155
Grant Prideco, Inc.(b)(c)	59,700	2,975,448
National-Oilwell, Inc.(b)(c)	40,400	3,142,716
Newfield Exploration Co.(b)	65,200	2,719,492
Superior Energy Services, Inc.(b)	104,400	3,598,668

		15,261,479

Personal Services — 1.6%
Laureate Education, Inc.(b)(c)	75,900	4,475,823

Pharmaceuticals — 6.0%
Barr Pharmaceuticals, Inc.(b)	49,300	2,285,055
Endo Pharmaceuticals Holdings, Inc.(b)	146,400	4,304,160
IMS Health, Inc.	116,820	3,464,881
Medicis Pharmaceutical Corp.(c)	88,800	2,736,816
Shire Plc - ADR(c)	58,100	3,596,390

		16,387,302

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL/MID-CAP GROWTH PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Restaurants — 0.9%
Ruth’s Chris Steak House, Inc.(b)		116,500	$2,371,940

Retail Merchandising — 7.0%
Advance Auto Parts, Inc.		54,600	2,104,830
The Children’s Place Retail Stores, Inc.(b)		36,600	2,040,816
Coldwater Creek, Inc.(b)(c)		142,050	2,880,774
Dick’s Sporting Goods, Inc.(b)(c)		78,115	4,550,980
GameStop Corp.(b)(c)		183,800	5,986,366
J.C. Penney Co., Inc.		16,300	1,339,208

			18,902,974

Semiconductors & Related Devices — 4.4%
Cymer, Inc.(b)		58,000	2,409,900
Integrated Device Technology, Inc.(b)(c)		167,100	2,576,682
Microsemi Corp.(b)(c)		132,400	2,755,244
Standard Microsystems Corp.(b)		133,600	4,080,144

			11,821,970

Telecommunications — 5.4%
Amdocs Ltd.(b)		116,100	4,235,328
American Tower Corp. - Class A(b)(c)		88,700	3,454,865
Clearwire Corp.(b)(c)		10,900	223,123
Harris Corp.		72,300	3,683,685
Polycom, Inc.(b)(c)		88,842	2,961,104
Switch & Data Facilities Co.(b)		10,300	186,636

			14,744,741

TOTAL COMMON STOCKS (Cost $218,872,470)			268,561,123

SHORT TERM INVESTMENTS — 2.5%
Galileo Money Market Fund, 5.02% (Cost $6,740,217)		6,740,217	6,740,217

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 101.3% (Cost $225,612,687)			275,301,340

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 0.1%
Bank of America Corp., Master Notes 5.51%(d)(e) (Cost $339,732)	04/02/07	$340	339,732

AFFILIATED INVESTMENTS - SHORT TERM — 23.6%
Institutional Money Market Trust, 4.80%(e) (Cost $64,037,142)		64,037	64,037,142

TOTAL INVESTMENTS IN SECURITIES — 125.0% (Cost $289,989,561(a))			$339,678,214
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (23.7)%			(64,376,874)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%			(3,572,696)

NET ASSETS — 100.0%			$271,728,644

(a)	Cost for federal income tax purposes is $290,976,873. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$54,970,669
Gross unrealized depreciation	(6,269,328)

$48,701,341

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.0%
Aerospace — 1.4%
K&F Industries Holdings, Inc.(b)(c)	10,800	$290,844
Orbital Sciences Corp.(b)	47,200	884,528

		1,175,372

Banks — 12.9%
Boston Private Financial Holdings, Inc.	45,900	1,281,528
Cathay General Bancorp(c)	30,800	1,046,584
Columbia Banking System, Inc.	14,800	499,204
First Midwest Bancorp, Inc.	34,100	1,253,175
First Niagara Financial Group, Inc.	84,200	1,171,222
First State Bancorporation	18,500	417,175
KBW, Inc.(b)	30,700	1,067,132
Sterling Financial Corp.	33,660	1,049,856
Umpqua Holdings Corp.	35,744	956,867
United Bankshares, Inc.	16,200	567,486
Wintrust Financial Corp.(c)	16,500	736,065
WSFS Financial Corp.	8,794	567,037

		10,613,331

Broadcasting — 0.4%
Outdoor Channel Holdings, Inc.(b)	30,000	306,600

Business Services — 4.1%
Administaff, Inc.	12,300	432,960
The Brink’s Co.(c)	21,600	1,370,520
National Financial Partners Corp.(c)	8,010	375,749
PHH Corp.(b)	38,800	1,185,728

		3,364,957

Computer & Office Equipment — 2.6%
Electronics for Imaging, Inc.(b)	35,500	832,475
Imation Corp.	32,200	1,300,236

		2,132,711

Computer Software & Services — 3.6%
Blackboard, Inc.(b)(c)	23,500	790,305
CACI International, Inc.(b)	8,600	402,996
Lawson Software, Inc.(b)(c)	77,200	624,548
TIBCO Software, Inc.(b)	45,400	386,808
The TriZetto Group, Inc.(b)	38,100	762,381

		2,967,038

Construction — 5.3%
Dycom Industries, Inc.(b)	36,913	961,953
Perini Corp.(b)	16,600	611,876
Texas Industries, Inc.	18,800	1,419,964
Washington Group International, Inc.(b)	20,300	1,348,326

		4,342,119

Containers — 2.4%
Silgan Holdings, Inc.	39,500	2,018,845

Energy & Utilities — 3.0%
Black Hills Corp.(c)	30,700	1,128,839
ITC Holdings Corp.	14,500	627,705
PNM Resources, Inc.(c)	22,600	729,980

		2,486,524

Entertainment & Leisure — 7.9%
Leapfrog Enterprises, Inc.(b)	29,906	319,994
Morgans Hotel Group Co.(b)	30,217	634,859
Orient-Express Hotels Ltd. - Class A(c)	37,000	2,213,340
Pinnacle Entertainment, Inc.(b)	31,500	915,705
Regal Entertainment Group - Class A(c)	47,900	951,773
Sunterra Corp.(b)	39,062	613,274
Vail Resorts, Inc.(b)	15,422	837,877

		6,486,822

Finance — 0.9%
Jackson Hewitt Tax Service, Inc.	23,000	740,140

Food & Agriculture — 5.5%
Hain Celestial Group, Inc.(b)	55,249	1,661,338
Pilgrim’s Pride Corp.(c)	52,700	1,749,113
Ralcorp Holdings, Inc.(b)	17,034	1,095,286

		4,505,737

Insurance — 2.9%
Aspen Insurance Holdings Ltd.	22,100	579,241
Endurance Specialty Holdings Ltd.(c)	21,385	764,300
Platinum Underwriters Holdings Ltd.	33,089	1,061,495

		2,405,036

Machinery & Heavy Equipment — 1.8%
Astec Industries, Inc.(b)	21,100	849,275
H&E Equipment Services, Inc.(b)	30,100	647,150

		1,496,425

Manufacturing — 5.0%
Accuride Corp.(b)	9,161	133,751
Actuant Corp. - Class A(c)	15,500	786,780
Chart Industries, Inc.(b)	7,914	143,718
Fuller (H.B.) Co.	19,700	537,219
Gardner Denver, Inc.(b)	8,600	299,710
Kaiser Aluminum Corp.(b)	11,200	873,600
Lennox International, Inc.	5,075	181,177
Watson Wyatt Worldwide, Inc.	24,100	1,172,465

		4,128,420

Medical & Medical Services — 2.9%
Kindred Healthcare, Inc.(b)	35,900	1,176,802
Magellan Health Services, Inc.(b)	29,700	1,247,400

		2,424,202

Medical Instruments & Supplies — 2.6%
DJ Orthopedics, Inc.(b)	56,045	2,124,106

Motor Vehicles — 0.4%
LoJack Corp.(b)	16,153	306,584

Oil & Gas — 5.3%
Cal Dive International, Inc.(b)	40,400	493,284
Delta Petroleum Corp.(b)(c)	28,600	656,656
Goodrich Petroleum Corp.(b)(c)	20,718	696,746
Hercules Offshore, Inc.(b)(c)	30,146	791,634
Oceaneering International, Inc.(b)	13,000	547,560
South Jersey Industries, Inc.	32,000	1,217,600

		4,403,480

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Pharmaceuticals — 1.5%
Axcan Pharma, Inc.(b)		75,014	$1,238,481

Real Estate — 5.0%
Arbor Realty Trust, Inc. (REIT)		30,300	922,332
BioMed Realty Trust, Inc. (REIT)		27,100	712,730
Corporate Office Properties Trust (REIT)(c)		12,707	580,456
Education Realty Trust, Inc. (REIT)		47,300	699,094
Gramercy Capital Corp. (REIT)		14,018	430,072
Innkeepers USA Trust (REIT)		46,900	763,532

			4,108,216

Restaurants — 0.8%
Landry’s Restaurants, Inc.(c)		22,202	657,179

Retail Merchandising — 9.5%
Big 5 Sporting Goods Corp.		22,200	575,424
BJ’s Wholesale Club, Inc.(b)(c)		69,300	2,344,419
Borders Group, Inc.(c)		52,200	1,065,924
Genesco, Inc.(b)(c)		7,600	315,628
Hot Topic, Inc.(b)		48,482	538,150
Jarden Corp.(b)(c)		16,900	647,270
Jos. A. Bank Clothiers, Inc.(b)(c)		10,800	381,780
RC2 Corp.(b)		13,300	537,187
Ruddick Corp.		24,359	732,719
Stage Stores, Inc.		15,300	356,643
The Talbots, Inc.(c)		13,200	311,784

			7,806,928

Security Brokers & Dealers — 3.1%
GFI Group, Inc.(b)(c)		7,100	482,587
Piper Jaffray Cos., Inc.(b)(c)		25,897	1,604,060
TradeStation Group, Inc.(b)		34,900	439,391

			2,526,038

Semiconductors & Related Devices — 0.3%
Varian Semiconductor Equipment Associates, Inc.(b)		4,700	250,886

Soaps & Cosmetics — 0.9%
NU Skin Enterprises, Inc.		43,166	713,102

Telecommunications — 0.3%
Premiere Global Services, Inc.(b)		26,326	295,378

Transportation — 2.9%
Dollar Thrifty Automotive Group, Inc.(b)		9,500	484,880
Kirby Corp.(b)		31,900	1,115,862
Knight Transportation, Inc.(c)		45,300	807,246

			2,407,988

Waste Management — 1.8%
Waste Connections, Inc.(b)		48,450	1,450,593

TOTAL COMMON STOCKS (Cost $70,271,252)			79,883,238

SHORT TERM INVESTMENTS — 2.9%
Galileo Money Market Fund, 5.02% (Cost $2,456,559)		2,456,559	2,456,559

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.9% (Cost $72,727,811)			82,339,797

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 0.1%
Morgan Stanley, Variable Rate Commercial Paper 5.50%(d)(e) (Cost $102,155)	04/02/07	$102	102,155

AFFILIATED INVESTMENTS - SHORT TERM — 17.5%
Institutional Money Market Trust, 4.80%(e) (Cost $14,358,217)		14,358	14,358,217

TOTAL INVESTMENTS IN SECURITIES — 117.5% (Cost $87,188,183(a))			96,800,169
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (17.6)%			(14,460,372)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%			47,754

NET ASSETS — 100.0%			$82,387,551

(a)	Cost for federal income tax purposes is $87,482,786. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$10,500,120
Gross unrealized depreciation	(1,182,737)

$9,317,383

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 95.3%
Aerospace — 2.1%
AAR Corp.(b)(c)	50,250	$1,384,890
LMI Aerospace, Inc.(b)	5,557	103,527
Orbital Sciences Corp.(b)	22,550	422,587

		1,911,004

Banks — 8.7%
Boston Private Financial Holdings, Inc.	31,600	882,272
Cathay General Bancorp(c)	31,800	1,080,564
Central Pacific Financial Corp.	4,967	181,643
CoBiz, Inc.	44,800	891,968
Columbia Banking System, Inc.	25,700	866,861
First State Bancorporation	17,300	390,115
KBW, Inc.(b)	16,000	556,160
Umpqua Holdings Corp.	43,500	1,164,495
Wintrust Financial Corp.(c)	24,800	1,106,328
WSFS Financial Corp.	9,650	622,232

		7,742,638

Business Services — 5.9%
Administaff, Inc.	25,600	901,120
Forrester Research, Inc.(b)	38,550	1,093,278
Hiedrick & Struggles International, Inc.(b)	14,500	702,525
HMS Holdings Corp.(b)	27,150	594,585
National Financial Partners Corp.(c)	21,400	1,003,874
Net1 UEPS Technologies, Inc.(b)(c)	32,150	799,892
Standard Parking Corp.(b)	6,400	226,368

		5,321,642

Computer & Office Equipment — 2.0%
Electronics for Imaging, Inc.(b)	78,600	1,843,170

Computer Software & Services — 10.9%
Aladdin Knowledge Systems Ltd.(b)	25,300	436,931
Blackboard, Inc.(b)(c)	42,000	1,412,460
CACI International, Inc.(b)	13,350	625,581
Lawson Software, Inc.(b)(c)	151,550	1,226,039
Phase Forward, Inc.(b)	92,500	1,214,525
SkillSoft Plc - ADR(b)	281,750	2,355,430
TIBCO Software, Inc.(b)	92,050	784,266
Trident Microsystems, Inc.(b)(c)	18,650	374,119
The TriZetto Group, Inc.(b)	65,268	1,306,013

		9,735,364

Containers — 1.2%
Silgan Holdings, Inc.	20,750	1,060,533

Electronics — 0.9%
RF Micro Devices, Inc.(b)(c)	125,200	779,996

Energy & Utilities — 0.5%
El Paso Electric Co.(b)	15,800	416,330

Entertainment & Leisure — 6.3%
Gaylord Entertainment Co.(b)	10,400	549,848
Morgans Hotel Group Co.(b)(c)	65,750	1,381,407
Orient-Express Hotels Ltd. - Class A(c)	35,935	2,149,632
Pinnacle Entertainment, Inc.(b)(c)	32,200	936,054
Sunterra Corp.(b)	40,530	636,321

		5,653,262

Insurance — 3.7%
First Mercury Financial Corp.(b)	37,900	778,845
IPC Holdings Ltd.	25,576	737,868
National Atlantic Holdings Corp. - Class A(b)	36,400	470,652
Platinum Underwriters Holdings Ltd.	42,379	1,359,518

		3,346,883

Manufacturing — 9.5%
Actuant Corp. - Class A(c)	19,300	979,668
Aptargroup, Inc.	18,400	1,231,512
Chart Industries, Inc.(b)	81,350	1,477,316
Chattem, Inc.(b)	17,600	1,037,344
Elizabeth Arden, Inc.(b)	46,400	1,012,448
Hexel Corp.(b)(c)	24,900	494,265
Paxar Corp.(b)	47,150	1,353,205
Shuffle Master, Inc.(b)(c)	48,800	890,600

		8,476,358

Medical & Medical Services — 4.3%
Pediatrix Medical Group, Inc.(b)(c)	31,350	1,788,831
Radiation Therapy Services, Inc.(b)	23,400	716,976
Vital Images, Inc.(b)	41,250	1,371,975

		3,877,782

Medical Instruments & Supplies — 10.9%
Align Technology, Inc.(b)(c)	81,900	1,298,934
Allscripts Healthcare Solutions, Inc.(b)	35,300	946,393
DJ Orthopedics, Inc.(b)	88,850	3,367,415
Ev3, Inc.(b)(c)	46,050	907,185
Hologic, Inc.(b)(c)	24,050	1,386,242
MWI Veterinary Supply, Inc.(b)	27,150	895,950
Orthofix International, NV(b)	17,900	913,795

		9,715,914

Metal & Mining — 0.6%
Foundation Coal Holdings, Inc.(c)	15,900	546,006

Motor Vehicles — 1.0%
Tenneco Automotive, Inc.(b)	37,100	944,566

Oil & Gas — 6.8%
Cal Dive International, Inc.(b)	57,500	702,075
Goodrich Petroleum Corp.(b)(c)	27,450	923,144
Hercules Offshore, Inc.(b)(c)	28,550	749,723
Mariner Energy, Inc.(b)	41,600	795,808
Oil States International, Inc.(b)	28,100	901,729
Petrohawk Energy Corp.(b)	76,690	1,010,007
TETRA Technologies, Inc.(b)(c)	41,100	1,015,581

		6,098,067

Personal Services — 1.2%
Laureate Education, Inc.(b)(c)	18,450	1,087,996

Pharmaceuticals — 1.0%
ICON Plc - ADR(b)	20,600	877,560

Real Estate — 4.0%
Arbor Realty Trust, Inc. (REIT)	23,000	700,120
Corporate Office Properties Trust (REIT)(c)	20,100	918,168
Education Realty Trust, Inc. (REIT)	59,100	873,498

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Real Estate (Continued)
Gramercy Capital Corp. (REIT)		36,200	$1,110,616

			3,602,402

Retail Merchandising — 6.5%
The Children’s Place Retail Stores, Inc.(b)		13,400	747,184
Copart, Inc.(b)		30,700	859,907
Genesco, Inc.(b)(c)		29,610	1,229,703
Golfsmith International Holdings, Inc.(b)		92,600	805,620
Jarden Corp.(b)(c)		36,325	1,391,248
Sally Beauty Holdings, Inc.(b)		81,600	749,904

			5,783,566

Security Brokers & Dealers — 1.2%
Piper Jaffray Cos., Inc.(b)(c)		16,950	1,049,883

Semiconductors & Related Devices — 1.9%
Micrel, Inc.(b)		56,600	623,732
Ultra Clean Holdings, Inc.(b)		60,434	1,045,508

			1,669,240

Telecommunications — 2.1%
EMS Technologies, Inc.(b)		49,300	950,011
Tessera Technologies, Inc.(b)		22,800	906,072

			1,856,083

Transportation — 1.5%
Knight Transportation, Inc.(c)		36,800	655,776
Vitran Corp., Inc.(b)		34,200	672,030

			1,327,806

Waste Management — 0.6%
Clean Harbors, Inc.(b)		11,300	510,986

TOTAL COMMON STOCKS (Cost $73,902,030)			85,235,037

SHORT TERM INVESTMENTS — 3.7%
Galileo Money Market Fund, 5.02%
(Cost $3,311,575)		3,311,575	3,311,575

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.0% (Cost $77,213,605)			88,546,612

	MATURITY	PAR (000)
SECURITIES LENDING COLLATERAL — 3.6%
Bank of America Corp., Master Notes 5.51%(d)(e)	04/02/07	$350	350,147
Morgan Stanley, Variable Rate Commercial Paper 5.50%(d)(e)	04/02/07	2,890	2,890,491

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,240,638)			3,240,638

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 23.3%
Institutional Money Market Trust, 4.80%(e) (Cost $20,764,379)		20,764,379	20,764,379

TOTAL INVESTMENTS IN SECURITIES — 125.9% (Cost $101,218,622(a))			112,551,629
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (26.9)%			(24,005,017)
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%			854,600

NET ASSETS — 100.0%			$89,401,212

(a)	Cost for federal income tax purposes is $101,362,504. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$13,080,345
Gross unrealized depreciation	(1,891,220)

$11,189,125

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 96.3%
Aerospace — 3.4%
Armor Holdings, Inc.(b)(c)	129,700	$8,732,701
BE Aerospace, Inc.(b)(c)	525,000	16,642,500

		25,375,201

Banks — 1.7%
Signature Bank(b)	194,300	6,322,522
Thomas Weisel Partners Group, Inc.(b)	39,600	753,192
UMB Financial Corp.	154,500	5,833,920

		12,909,634

Broadcasting — 2.3%
CKX, Inc.(b)(c)	1,154,300	12,812,730
Outdoor Channel Holdings, Inc.(b)	483,620	4,942,596

		17,755,326

Business Services — 10.6%
Advisory Board Co.(b)(c)	175,300	8,873,686
Cohen & Steers, Inc.	18,100	779,748
Commvault Systems, Inc.(b)	434,000	7,030,800
Diamond Management & Technology Consultants, Inc.	923,100	10,791,039
eFunds Corp.(b)	565,700	15,081,562
Exlservice Holdings, Inc.(b)	243,913	5,031,925
Forrester Research, Inc.(b)	388,200	11,009,352
Gartner, Inc. - Class A(b)(c)	79,400	1,901,630
Healthcare Services Group, Inc.	350,100	10,030,365
Net1 UEPS Technologies, Inc.(b)(c)	375,400	9,339,952

		79,870,059

Chemicals — 0.8%
Agrium, Inc.(c)	148,300	5,684,339

Computer Software & Services — 18.0%
Aladdin Knowledge Systems Ltd.(b)	390,100	6,737,027
Blackboard, Inc.(b)(c)	400,900	13,482,267
CACI International, Inc.(b)	149,000	6,982,140
Foundry Networks, Inc.(b)	384,000	5,210,880
Glu Mobile, Inc.(b)	57,300	573,000
i2 Technologies, Inc.(b)(c)	607,500	14,580,000
IHS, Inc.(b)	381,200	15,671,132
Move, Inc.(b)	1,787,500	9,902,750
SkillSoft Plc - ADR(b)	2,876,630	24,048,627
SonicWALL, Inc.(b)	1,725,600	14,426,016
Sykes Enterprises, Inc.(b)	144,289	2,631,831
Transaction Systems Architects, Inc.(b)	495,000	16,033,050
VeriFone Holdings, Inc.(b)(c)	145,000	5,325,850

		135,604,570

Electronics — 0.0%
Mellanox Technologies Ltd.(b)	19,400	282,270

Energy & Utilities — 1.4%
Airgas, Inc.	259,000	10,916,850

Entertainment & Leisure — 5.2%
Orient-Express Hotels Ltd. - Class A(c)	150,600	9,008,892
Pinnacle Entertainment, Inc.(b)(c)	207,200	6,023,304
Scientific Games Corp. - Class A(b)(c)	311,200	10,216,696
Vail Resorts, Inc.(b)	149,000	8,095,170
World Wrestling Entertainment, Inc.	293,700	4,787,310
Xinhua Finance Media Ltd. - ADR(b)	108,400	1,189,148

		39,320,520

Finance — 4.6%
Affiliated Managers Group, Inc.(b)(c)	65,800	7,129,430
eTelecare Global Solutions, Inc.(b)	416,200	6,305,430
Investment Technology Group, Inc.(b)	141,000	5,527,200
Wright Express Corp.(b)(c)	512,900	15,556,257

		34,518,317

Food & Agriculture — 0.7%
Panera Bread Co. - Class A(b)(c)	84,600	4,996,476

Machinery & Heavy Equipment — 0.8%
Bucyrus International, Inc. - Class A(c)	123,000	6,334,500

Manufacturing — 8.2%
Actuant Corp. - Class A(c)	114,700	5,822,172
Gardner Denver, Inc.(b)	370,900	12,925,865
Ladish Co., Inc.(b)	201,700	7,591,988
Quanex Corp.	126,000	5,336,100
RBC Bearings, Inc.(b)	153,800	5,141,534
Smith & Wesson Holding Corp.(b)	98,500	1,289,365
The Warnaco Group, Inc.(b)	269,900	7,665,160
Watson Wyatt Worldwide, Inc.	335,900	16,341,535

		62,113,719

Medical & Medical Services — 7.8%
Animal Health International, Inc.(b)	137,000	1,656,330
Digene Corp.(b)	278,900	11,828,149
Noven Pharmaceuticals, Inc.(b)	680,200	15,780,640
Pediatrix Medical Group, Inc.(b)	252,700	14,419,062
Santarus, Inc.(b)(c)	951,000	6,695,040
Symbion, Inc.(b)	448,000	8,785,280

		59,164,501

Medical Instruments & Supplies — 10.0%
Align Technology, Inc.(b)(c)	716,299	11,360,502
Bruker BioSciences Corp.(b)	475,300	5,000,156
Cutera, Inc.(b)	336,500	12,177,935
Hologic, Inc.(b)(c)	192,150	11,075,526
Home Diagnostics, Inc.(b)	142,500	1,539,000
Kyphon, Inc.(b)(c)	215,400	9,723,156
Martek Biosciences Corp.(b)(c)	259,900	5,359,138
SonoSite, Inc.(b)	162,500	4,592,250
Wright Medical Group, Inc.(b)	645,081	14,378,856

		75,206,519

Metal & Mining — 2.0%
Century Aluminum Co.(b)(c)	176,400	8,269,632
Massey Energy Co.(c)	275,100	6,599,649

		14,869,281

Oil & Gas — 4.5%
Atwood Oceanics, Inc.(b)	151,500	8,891,535
Comstock Resources, Inc.(b)	196,500	5,380,170
Oceaneering International, Inc.(b)	203,000	8,550,360

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Oil & Gas (Continued)
Superior Energy Services, Inc.(b)(c)		314,500	$10,840,815

			33,662,880

Personal Services — 1.5%
Laureate Education, Inc.(b)(c)		197,700	11,658,369

Pharmaceuticals — 0.4%
Medicis Pharmaceutical Corp.(c)		88,100	2,715,242

Restaurants — 1.4%
Red Robin Gourmet Burgers, Inc.(b)(c)		280,500	10,889,010

Retail Merchandising — 3.5%
The Children’s Place Retail Stores, Inc.(b)		103,000	5,743,280
Coldwater Creek, Inc.(b)(c)		322,700	6,544,356
Dick’s Sporting Goods, Inc.(b)(c)		195,021	11,361,924
Golfsmith International Holdings, Inc.(b)		320,000	2,784,000

			26,433,560

Security Brokers & Dealers — 1.0%
Waddell & Reed Financial, Inc.		318,600	7,429,752

Semiconductors & Related Devices — 4.4%
Cymer, Inc.(b)(c)		144,200	5,991,510
Micrel, Inc.(b)(c)		659,500	7,267,690
Microsemi Corp.(b)(c)		403,400	8,394,754
Standard Microsystems Corp.(b)		389,800	11,904,492

			33,558,446

Telecommunications — 2.1%
EMS Technologies, Inc.(b)		320,000	6,166,400
Occam Networks, Inc.(b)		387,500	4,328,375
Polycom, Inc.(b)(c)		158,100	5,269,473

			15,764,248

TOTAL COMMON STOCKS (Cost $568,910,038)			727,033,589

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.6%
Federal Home Loan Bank, Discount Notes 4.97%(d)	04/02/07	$33,000	32,995,444
Galileo Money Market Fund, 5.02%		9,517	9,516,929

TOTAL SHORT TERM INVESTMENTS (Cost $42,512,373)			42,512,373

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 101.9% (Cost $611,422,411)			769,545,962

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 2.2%
Bank of America Corp., Master Notes 5.51%(e)(f)	04/02/07	$8,486	8,486,406
Morgan Stanley, Variable Rate Commercial Paper 5.50%(e)(f)	04/02/07	8,144	8,144,064

TOTAL SECURITIES LENDING COLLATERAL (Cost $16,630,470)			16,630,470

AFFILIATED INVESTMENTS - SHORT TERM — 20.8%
Institutional Money Market Trust, 4.80%(f) (Cost $157,550,370)		157,550	157,550,370

TOTAL INVESTMENTS IN SECURITIES — 124.9% (Cost $785,603,251(a))			943,726,802
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (23.0)%			(174,180,840)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.9)%			(14,040,512)

NET ASSETS — 100.0%			$755,505,450

(a)	Cost for federal income tax purposes is $789,293,773. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$173,402,235
Gross unrealized depreciation	(18,969,206)

$154,433,029

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	The rate shown is the effective yield at the time of purchase.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.0%
Brazil — 0.5%
Telecommunications — 0.5%
Net Servicos de Comunicacao SA - ADR(b)	12,000	$162,120

France — 3.3%
Computer & Office Equipment — 0.6%
Neopost SA	1,400	200,110

Computer Software & Services — 1.2%
Business Objects SA - ADR(c)	5,900	213,521
Cap Gemini SA	2,368	180,275

		393,796

Electronics — 0.5%
Schneider Electric SA	1,400	177,724

Machinery & Heavy Equipment — 0.8%
Alstom	1,900	246,577

Medical Instruments & Supplies — 0.2%
NicOx SA	2,508	66,168

Total France		1,084,375

Germany — 1.7%
Computer Software & Services — 1.7%
SAP AG - ADR(b)	6,200	276,830
Software AG	3,200	273,196

		550,026

Hong Kong — 1.6%
Semiconductors & Related Devices — 0.6%
ASM Pacific Technology Ltd.	35,100	207,091

Telecommunications — 1.0%
China Communications Services Corp. Ltd.(c)	600	406
China Mobile Ltd.	34,500	313,717

		314,123

Total Hong Kong		521,214

India — 1.2%
Telecommunications — 1.2%
Bharti Tele-Ventures Ltd.	23,100	404,975

Indonesia — 0.9%
Telecommunications — 0.9%
PT Telekomunikasi Indonesia	280,000	302,247

Israel — 0.1%
Electronics — 0.1%
Mellanox Technologies Ltd.(c)	1,700	24,735

Japan — 3.0%
Computer Software & Services — 1.7%
Nintendo Co., Ltd.	500	145,324
Nippon System Development	14,200	219,796
Obic Co. Ltd.	1,000	197,811

		562,931

Energy & Utilities — 0.9%
Kurita Water Industries Ltd.	12,100	292,643

Machinery & Heavy Equipment — 0.4%
Disco Corp.	2,500	152,749

Total Japan		1,008,323

Malaysia — 0.9%
Telecommunications — 0.9%
Maxis Communications Berhad	85,000	292,552

Mexico — 1.1%
Telecommunications — 1.1%
America Movil SA - ADR(b)	7,800	372,762

Netherlands — 0.6%
Semiconductors & Related Devices — 0.6%
ASML Holding NV(c)	8,000	198,000

Singapore — 0.7%
Electronics — 0.7%
Stats Chippac Ltd.(c)	207,300	248,681

South Korea — 1.2%
Computer Software & Services — 0.8%
NHN Corp.(c)	1,800	264,031

Electronics — 0.4%
Samsung Electronics Co. Ltd.	200	119,685

Total South Korea		383,716

Switzerland — 1.6%
Pharmaceuticals — 1.6%
Roche Holding AG	1,400	247,706
Roche Holding AG - ADR	3,200	281,782

		529,488

Taiwan — 4.3%
Computer & Office Equipment — 0.6%
Gemtek Technology Corp.	67,000	166,022
Lite-On Technology Corp.	24,769	31,998

		198,020

Computer Software & Services — 0.9%
Inventec Co. Ltd.	187,000	149,184
MediaTek, Inc.	13,000	149,281

		298,465

Electronics — 1.1%
Cheng Uei Precision Industry Co. Ltd.	44,960	156,243
Hon Hai Precision Industry Co. Ltd.	30,794	206,584

		362,827

Manufacturing — 0.6%
Wistron Corp.	121,461	184,254

Semiconductors & Related Devices — 1.1%
Powerchip Semiconductor Corp.	261,000	156,165
Realtek Semiconductor Corp.	103,000	226,281

		382,446

Total Taiwan		1,426,012

United Kingdom — 1.9%
Aerospace — 0.8%
Meggitt Plc	37,900	222,625
Meggitt Plc Rights (expiring 04/17/07)(c)	18,950	37,011

		259,636

Computer Software & Services — 1.1%
Autonomy Corp. Plc	27,000	363,953

Total United Kingdom		623,589

United States — 74.4%
Aerospace — 2.9%
Goodrich Corp.(b)	6,500	334,620
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Aerospace (Continued)
Lockheed Martin Corp.	6,400	$620,928

		955,548

Broadcasting — 0.7%
Liberty Global, Inc.(c)	6,600	217,338

Business Services — 4.1%
Accenture Ltd.	4,500	173,430
Akamai Technologies, Inc.(b)(c)	6,200	309,504
Aquantive, Inc.(b)(c)	5,200	145,132
Fiserv, Inc.(c)	6,700	355,502
Huron Consulting Group, Inc.(b)(c)	3,700	225,108
Salary.com, Inc.(c)	6,900	76,797
Stanley, Inc.(c)	4,300	67,080

		1,352,553

Computer & Office Equipment — 8.9%
Apple Computer, Inc.(c)	8,800	817,608
Cisco Systems, Inc.(b)(c)	26,000	663,780
Hewlett-Packard Co.	9,700	389,358
International Business Machines Corp.(b)	7,400	697,524
Network Appliance, Inc.(b)(c)	10,800	394,416

		2,962,686

Computer Software & Services — 16.5%
Adobe Systems, Inc.(b)(c)	9,100	379,470
AutoDesk, Inc.(c)	7,300	274,480
Cadence Design Systems, Inc.(c)	8,300	174,798
Chordiant Software, Inc.(c)	5,300	54,855
Cognos, Inc.(b)(c)	4,100	161,499
DST Systems, Inc.(b)(c)	3,200	240,640
Electronic Arts, Inc.(c)	4,300	216,548
EMC Corp.(c)	11,900	164,815
Foundry Networks, Inc.(c)	11,900	161,483
Google, Inc. - Class A(b)(c)	1,400	641,424
Hyperion Solutions Corp.(b)(c)	7,500	388,725
Juniper Networks, Inc.(b)(c)	10,500	206,640
Microsoft Corp.(b)	17,000	473,790
Netlist, Inc.(c)	12,700	88,392
Oracle Corp.(c)	15,300	277,389
RightNow Technologies, Inc.(c)	5,500	90,090
Salesforce.Com, Inc.(c)	4,400	188,408
Seagate Technology, Inc.	9,200	214,360
Sun Microsystems, Inc.(c)	43,400	260,834
Sybase, Inc.(b)(c)	14,600	369,088
TIBCO Software, Inc.(c)	23,400	199,368
VeriSign, Inc.(c)	10,200	256,224

		5,483,320

Electronics — 4.2%
Agilent Technologies, Inc.(c)	7,800	262,782
Amphenol Corp.(b)	3,800	245,366
Flextronics International Ltd.(b)(c)	14,400	157,536
Intel Corp.(b)	18,700	357,731
Intersil Corp. - Class A	6,400	169,536
National Semiconductor Corp.(b)	8,800	212,432

		1,405,383

Entertainment & Leisure — 0.7%
Comcast Corp.(b)(c)	8,400	217,980

Manufacturing — 1.8%
Corning, Inc.(c)	11,200	254,688
Textron, Inc.	1,800	161,640
Varian, Inc.(c)	3,200	186,432

		602,760

Measuring & Controlling Devices — 1.3%
KLA-Tencor Corp.(b)	8,100	431,892

Medical & Medical Services — 1.3%
Biomet, Inc.	6,100	259,189
Integra LifeSciences Holdings(b)(c)	3,800	173,204

		432,393

Medical Instruments & Supplies — 7.4%
Alcon, Inc.	1,500	197,730
Becton, Dickinson & Co.	3,500	269,115
Charles River Laboratories International, Inc.(c)	3,700	171,162
Cyberonics, Inc.(b)(c)	6,200	116,436
Johnson & Johnson	3,900	235,014
Medtronic, Inc.(b)	6,500	318,890
SenoRx, Inc.(c)	5,400	44,226
Stryker Corp.(b)	4,400	291,808
Thoratec Corp.(c)	8,900	186,010
Waters Corp.(c)	2,876	166,808
Wright Medical Group, Inc.(b)(c)	11,800	263,022
Zimmer Holdings, Inc.(c)	2,100	179,361

		2,439,582

Pharmaceuticals — 8.1%
Abbott Laboratories	3,200	178,560
Alexion Pharmaceuticals, Inc.(b)(c)	4,500	194,580
Applera Corp. - Celera Genomic Group(c)	12,200	173,240
Biogen Idec, Inc.(c)	5,100	226,338
BioMarin Pharmaceutical, Inc.(b)(c)	9,500	163,970
Genentech, Inc.(c)	5,300	435,236
Gilead Sciences, Inc.(c)	5,400	413,100
InterMune, Inc.(b)(c)	5,200	128,232
Kosan Biosciences, Inc.(c)	8,317	45,743
Merck & Co., Inc.	3,700	163,429
Myriad Genetics, Inc.(b)(c)	10,200	351,492
Regeneron Pharmaceuticals, Inc.(c)	10,300	222,686

		2,696,606

Semiconductors & Related Devices — 8.5%
Agere Systems, Inc.(b)(c)	10,800	244,296
Applied Materials, Inc.(b)	13,300	243,656
Avnet, Inc.(b)(c)	3,800	137,332
Broadcom Corp. - Class A(c)	11,400	365,598
Infineon Technologies AG - ADR(c)	13,000	202,410
Integrated Device Technology, Inc.(b)(c)	17,800	274,476
Lam Research Corp.(b)(c)	5,300	250,902
Maxim Integrated Products, Inc.	7,400	217,560
MEMC Electronic Materials, Inc.(c)	3,800	230,204
NVIDIA Corp.(b)(c)	5,200	149,656

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Semiconductors & Related Devices (Continued)
Spansion, Inc.(c)		6,100	$74,359
Taiwan Semiconductor Manufacturing Co. Ltd.		25,200	270,900
Verigy Ltd.(c)		7,055	165,581

			2,826,930

Telecommunications — 8.0%
AT&T, Inc.(b)		10,900	429,787
Atheros Communications, Inc.(c)		10,800	258,444
Ciena Corp.(b)(c)		8,900	248,755
Harris Corp.		5,500	280,225
Motorola, Inc.		9,200	162,564
NeuStar, Inc. - Class A(c)		5,000	142,200
OpNext, Inc.(c)		6,600	97,614
Optium Corp.(c)		3,600	69,876
QUALCOMM, Inc.		11,200	477,792
Research In Motion Ltd.(b)(c)		1,600	218,384
Switch & Data Facilities Co.(c)		3,800	68,856
Windstream Corp.(b)		12,376	181,804

			2,636,301

Total United States			24,661,272

TOTAL COMMON STOCKS (Cost $27,674,068)			32,794,087

SHORT TERM INVESTMENTS — 0.3%
Galileo Money Market Fund, 5.02% (Cost $127,907)		127,907	127,907

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.3% (Cost $27,801,975)			32,921,994

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 2.0%
Bank of America Corp., Master Notes 5.51%(d)(e) (Cost $650,539)	04/02/07	$651	650,539

AFFILIATED INVESTMENTS — SHORT TERM — 21.0%
Institutional Money Market Trust, 4.80%(e) (Cost $6,958,489)		6,958	6,958,489

TOTAL INVESTMENTS IN SECURITIES — 122.3% (Cost $35,411,003(a))			40,531,022
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (23.0)%			(7,609,028)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%			215,954

NET ASSETS — 100.0%			$33,137,948

(a)	Cost for federal income tax purposes is $35,495,328. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,459,598
Gross unrealized depreciation	(423,904)

$5,035,694

(b)	Total or partial security on loan.
(c)	Non-income producing security.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.3%
Canada — 24.3%
Banks — 0.0%
Quest Capital Corp.	61,000	$165,379

Energy & Utilities — 0.0%
MGM Energy Corp.(b)	15,084	56,834

Metal & Mining — 8.1%
Alexco Resource Corp.(b)	474,683	2,277,821
Aurora Energy Resources, Inc.(b)	246,000	3,300,598
Corriente Resourses, Inc.(b)	982,800	2,851,780
Energy Metals Corp.(b)	435,100	5,212,155
European Goldfields Ltd.(b)	561,400	2,698,805
Frontier Pacific Mining Corp.(b)	3,024,300	2,148,052
Gateway Gold Corp.(b)	500,000	333,478
Gold Reserve, Inc.(b)(c)	123,948	831,691
Goldcorp, Inc.	4,600	110,408
Golden Star Resources Ltd.(b)(c)	789,408	3,466,694
International Uranium Corp.(b)	218,500	2,679,913
Katanga Mining Ltd.(b)	500,000	5,630,143
Mag Silver Corp.(b)	964,000	7,765,440
Minefinders Corp. Ltd.(b)(c)	250,000	2,977,500
Nevsun Resources Ltd. (acquired 8/8/97 through 9/9/04, cost $4,883,732)(b)(d)(e)	1,554,800	3,272,554
Northern Star Mining Corp.(b)	833,500	772,495
NovaGold Resources, Inc.(b)(c)	371,843	6,302,739
Orezone Resources, Inc.(b)	500,000	1,026,418
Polymet Mining Corp.(b)	1,250,000	3,681,247
Radius Gold, Inc.(b)	569,700	276,338
Romarco Minerals, Inc.(b)	223,000	44,426
Rusoro Mining Ltd.(b)	11,765	34,239
Southwestern Resources Corp.(b)	566,900	3,893,908
Stratagold Corp.(b)	1,703,700	1,121,535
Sunridge Gold Corp.(b)	2,434,459	4,596,900
Triex Minerals Corp.(f)	312,100	1,554,417
Virginia Mines, Inc.(b)	216,350	1,002,575
West Timmins Mining, Inc.(b)	1,285,423	701,443
X-Cal Resources Ltd.(b)	1,755,500	471,377

		71,037,089

Motor Vehicles — 0.2%
Westport Innovations, Inc.(b)	959,500	1,304,820

Oil & Gas — 16.0%
Accrete Energy, Inc.(b)	13,690	63,321
Alberta Clipper Energy, Inc.(b)	95,415	357,858
Baytex Energy Trust	421,948	7,426,577
Birchcliff Energy Ltd.(b)	721,500	2,768,510
Bow Valley Energy Ltd.(b)	634,600	3,298,051
C1 Energy Ltd.(b)	647,099	145,730
Canadian Superior Energy, Inc.(b)	1,091,000	2,771,140
Canext Energy Ltd.(b)	201,600	130,966
Capitol Energy Resources Ltd.(b)	620,325	3,728,935
Cinch Energy Corp.(b)	901,980	960,966
Compton Petroleum Corp.(b)	1,267,329	12,766,597
Crescent Point Energy Trust	1	9
Crew Energy, Inc.(b)	727,137	6,613,199
Cyries Energy, Inc.(b)	69,096	737,343
Daylight Resources Trust	346,361	2,892,093
Delphi Energy Corp.(b)	831,300	1,116,081
Ember Resources, Inc.(b)	274,224	593,816
Endev Energy, Inc.(b)	1,538,300	1,465,682
Equinox Minerals Ltd.(b)	1,552,114	3,051,796
Fairborne Energy Trust	204,620	1,547,278
Fairquest Energy Ltd.(b)	140,868	390,453
First Calgary Petroleums Ltd.(b)	740,786	3,259,587
Galleon Energy, Inc. - Class A(b)(f)	1,750,482	25,639,368
Gastar Exploration Ltd.(b)(c)	1,055,300	2,374,425
Highpine Oil & Gas Ltd.(b)	277,650	3,294,764
HSE Integrated Ltd.(b)	28,238	44,271
Innova Exploration Ltd.(b)	77,609	356,282
Innova Exploration Ltd.(f)	155,000	711,563
Iteration Energy Ltd.(b)	114,809	571,808
Leader Energy Services Ltd.(b)	454,104	326,467
Masters Energy, Inc.(b)	27,741	69,443
Midnight Oil Exploration Ltd.(b)	1,127,700	1,709,376
Niko Resources Ltd. (acquired 5/2/03 through 11/10/03, cost $689,948)(d)	39,000	2,835,565
Oilexco, Inc.(b)	1,167,675	8,657,686
Open Range Energy Corp.(b)	48,061	120,309
Pacific Rodera Energy, Inc.(b)	990,200	651,842
Paramount Resources Ltd. - Class A(b)	377,100	6,532,698
Pengrowth Energy Trust	21,699	365,561
Penn West Energy Trust	72,000	2,118,528
Petrolifera Petroleum Ltd.(b)	199,615	3,309,338
ProspEx Resources Ltd.(b)	1,504,120	5,146,188
Real Resources, Inc.(b)	603,337	5,116,214
Tag Oil Ltd.(f)	198,000	46,306
Technicoil Corp.(b)	1,300,900	946,519
Thunder Energy Trust	511,162	1,576,212
Trafalgar Energy Ltd.(b)	21,717	76,184
TransCanada Corp.	40,700	1,351,966
Trilogy Energy Trust	152,791	1,345,937
True Energy Trust	188,332	954,302
Tusk Energy Corp. (acquired 03/10/05, cost $1,123,911)(b)(d)(f)	300,846	482,083
Tusk Energy Corp. (acquired 06/02/06, cost $1,422,160)(b)(d)(f)	381,000	610,524
Tusk Energy Corp. (acquired 10/5/05 through 01/05/07, cost $5,704,653)(b)	1,566,340	2,509,944
Vault Energy Trust	130,450	562,703
Vero Energy, Inc.(b)	91,642	458,012
West Energy Ltd.(b)	2,735	9,334
Western Oil Sands, Inc. - Class A(b)	76,800	2,268,411

		139,236,121

Transportation — 0.0%
Railpower Technologies Corp.(b)	360,600	209,270

Total Canada		212,009,513

China — 0.1%
Metal & Mining — 0.1%
Crosshair Exploration & Mining Corp.(b)	105,700	289,313

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Norway — 1.0%
Transportation — 1.0%
Stolt-Nielsen SA (acquired 1/20/05, cost $2,320,388)(d)	170,000	$5,062,270
Stolt-Nielsen SA (acquired 2/18/04 through 9/9/04, cost $5,821,836)	126,100	3,721,211

		8,783,481

United Kingdom — 2.0%
Energy & Utilities — 0.1%
ITM Power Plc(b)	525,200	1,224,712

Finance — 0.2%
Archipelago Holdings, Inc. (acquired 5/13/05, cost $1,453,189)(d)(f)	2,247,400	1,313,493

Oil & Gas — 1.7%
Expro International Group Plc	365,348	6,348,313
Gulfsands Petroleum Plc(b)	563,300	1,058,605
Tullow Oil Plc	544,198	3,906,098
Venture Production Plc	289,729	3,780,040

		15,093,056

Total United Kingdom		17,631,261

United States — 71.9%
Energy & Utilities — 0.5%
Dynegy, Inc. - Class A	1,560	14,446
Evergreen Energy, Inc.(b)(c)	393,400	2,584,638
Longview Energy Co. (acquired 8/13/04, cost $1,281,000)(d)(e)(f)	85,400	1,622,600

		4,221,684

Finance — 0.1%
NGP Capital Resources Co.	64,500	1,019,745

Metal & Mining — 21.2%
Alpha Natural Resources, Inc.(b)(c)	27,500	429,825
Arch Coal, Inc.(c)	1,324,400	40,645,836
CONSOL Energy, Inc.	2,203,200	86,211,216
Foundation Coal Holdings, Inc.(c)	72,000	2,472,480
Kinross Gold Corp.(b)	111,175	1,533,103
Massey Energy Co.(c)	1,663,040	39,896,329
Peabody Energy Corp.(c)	212,736	8,560,497
Randgold Resources Ltd.	200,000	4,782,000

		184,531,286

Oil & Gas — 50.1%
American Oil & Gas, Inc.(b)(c)	224,088	1,216,798
BJ Services Co.	401,400	11,199,060
Bois d’Arc Energy, Inc.(b)	101,900	1,348,137
Brigham Exploration Co.(b)	81,900	509,418
Callon Petroleum Co.(b)	92,200	1,251,154
CanArgo Energy Corp.(b)(c)	5,024,200	5,275,410
Clayton Williams Energy, Inc.(b)	267,021	7,575,386
Complete Production Services, Inc.(b)	34,400	684,904
Comstock Resources, Inc.(b)	233,200	6,385,016
Delta Petroleum Corp.(b)(c)	314,497	7,220,851
Denbury Resources, Inc.(b)	297,600	8,865,504
Diamond Offshore Drilling, Inc.(c)	445,523	36,065,087
ENSCO International, Inc.(c)	128,800	7,006,720
EXCO Resources, Inc.(b)(c)	379,800	6,297,084
The Exploration Co.(b)	179,600	1,948,660
Gasco Energy, Inc.(b)(c)	864,200	2,108,648
Global Industries, Inc.(b)	189,496	3,465,882
GlobalSantaFe Corp.(c)	362,800	22,377,504
Grant Prideco, Inc.(b)	96,200	4,794,608
Halliburton Co.(c)	522,826	16,594,497
Hercules Offshore, Inc.(b)(c)	68,900	1,809,314
Matador Resources Co. (acquired 10/14/03 through 4/19/06, cost $2,957,155)(d)(e)(f)	171,131	4,620,537
Newfield Exploration Co.(b)(c)	959,310	40,012,820
Parallel Petroleum Corp.(b)	107,032	2,456,384
Particle Drilling Technologies, Inc.(b)(c)	222,915	880,514
Penn Virginia Corp.	433,100	31,789,540
Petrohawk Energy Corp.(b)	406,600	5,354,922
PetroQuest Energy, Inc.(b)	494,654	5,782,505
Pioneer Natural Resources Co.	329,200	14,191,812
Plains Exploration & Production Co.(b)	1,005,525	45,389,399
Pride International, Inc.(b)(c)	528,100	15,895,810
Rowan Cos., Inc.(c)	717,000	23,280,990
Schlumberger Ltd.(c)	256,036	17,692,088
Southwestern Energy Co.(b)	624,300	25,583,814
Transocean, Inc.(b)(c)	404,500	33,047,650
Treasure Island Royalty Trust(b)	366,922	82,557
Weatherford International Ltd.(b)	377,198	17,011,630

		437,072,614

Waste Management — 0.0%
Republic Resources, Inc.(b)	28,750	288

Total United States		626,845,617

TOTAL COMMON STOCKS (Cost $515,838,011)		865,559,185

WARRANTS — 0.1%
Nevsun Resources Ltd. (issued 12/18/03, expiring 12/18/08, strike price 10.00 CAD) (acquired 1/20/05, cost $2)(f)(g)	250,000	151,581
Point North Energy Ltd. (issued 7/24/03, expiring 7/23/08, strike price 5.00 CAD) (acquired 7/24/03, cost $74)(d)(e)(f)(h)	147,124	42,053
Triex Minerals Corp. (issued 12/23/05, expiring 6/23/07, strike price 3.00 CAD) (acquired 12/23/05, cost $0)(e)(f)(i)(j)	156,050	431,182

TOTAL WARRANTS (Cost $76)		624,816

SHORT TERM INVESTMENTS — 0.3%
Galileo Money Market Fund, 5.02% (Cost $2,485,021)	2,485,021	2,485,021

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.7% (Cost $518,323,108)		$868,669,022

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL RESOURCES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR/SHARES (000)	VALUE
SECURITIES LENDING COLLATERAL — 2.4%
Bank of America Corp., Master Notes 5.51%(k)(l)	04/02/07	$4,182	$4,181,975
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(k)(l)	04/02/07	2,740	2,739,537
Morgan Stanley, Variable Rate Commercial Paper 5.50%(k)(l)	04/02/07	13,776	13,775,607

TOTAL SECURITIES LENDING COLLATERAL (Cost $20,697,119)			20,697,119

AFFILIATED INVESTMENTS - SHORT TERM — 21.6%
Institutional Money Market Trust, 4.80%(l) (Cost $188,675,253)		188,675	188,675,253

TOTAL INVESTMENTS IN SECURITIES — 123.7% (Cost $727,695,480(a))			1,078,041,394
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (24.0)%			(209,372,372)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%			3,032,654

NET ASSETS — 100.0%			$871,701,676

(a)	Cost for federal income tax purposes is $727,695,521. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$384,910,475
Gross unrealized depreciation	(34,564,602)

$350,345,873

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of March 31, 2007, the Portfolio held 2.0% of its net assets, with a current market value of $19,861,679 and an original cost of $16,131,557 in these securities.
(e)	Security is illiquid. As of March 31, 2007, the Portfolio held 1.1% of its net assets, with a current market value of $9,988,926 in these securities.
(f)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $37,225,707, which represents 4.3% of net assets.
(g)	As of March 31, 2007, the aggregate amount of shares called for by these warrants is 250,000. These warrants were exercisable as of 12/18/03.
(h)	As of March 31, 2007, the aggregate amount of shares called for by these warrants is 147,124. These warrants were exercisable as of 7/24/03.
(i)	As of March 31, 2007, the aggregate amount of shares called for by these warrants is 156,050. These warrants were exercisable as of 12/23/05.
(j)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held less than 0% of its net assets, with a current market value of $431,182 and a current cost of $0 in securities restricted as to resale.
(k)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(l)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ALL-CAP GLOBAL RESOURCES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 97.9%
Australia — 2.2%
Metal & Mining — 2.2%
BHP Billiton Ltd. - ADR(b)	271,890	$13,173,070
Zinifex Ltd.	630,000	8,043,597

		21,216,667

Brazil — 1.1%
Oil & Gas — 1.1%
Petroleo Brasileiro S.A. - ADR	104,400	10,388,844

Canada — 11.1%
Metal & Mining — 3.7%
Eldorado Gold Corp.(c)	877,900	5,132,806
NovaGold Resources, Inc.(b)(c)	566,800	9,607,260
Teck Cominco Ltd.	284,530	19,837,003

		34,577,069

Oil & Gas — 7.4%
Canadian Natural Resources Ltd.	393,360	21,709,538
Compton Petroleum Corp.(c)	750,980	7,565,091
Galleon Energy, Inc. - Class A(c)	796,874	11,671,840
Husky Energy, Inc.	218,510	15,266,363
Nexen, Inc.	107	6,554
Pason Systems, Inc.	375,640	4,659,303
Real Resources, Inc.(c)	262,754	2,228,118
Talisman Energy, Inc. - ADR	420,983	7,392,462

		70,499,269

Total Canada		105,076,338

Denmark — 0.1%
Oil & Gas — 0.1%
A P Moller - Maersk A/S	54	563,453

France — 1.8%
Metal & Mining — 0.5%
Vallourec SA	19,200	4,913,686

Oil & Gas — 1.3%
Compagnie Gernerale de Geophysique (CGG Veritas ) - ADR(b)(c)	251,404	10,470,976
Total SA - ADR(b)	21,160	1,476,545

		11,947,521

Total France		16,861,207

Luxembourg — 1.8%
Manufacturing — 0.7%
Tenaris SA - ADR	155,865	7,154,203

Oil & Gas — 1.1%
Acergy SA	489,240	10,443,527

Total Luxembourg		17,597,730

Marshall Islands — 0.2%
Railroad & Shipping — 0.2%
DryShips, Inc.	105,761	2,382,795

Netherlands — 3.2%
Oil & Gas — 3.2%
Core Laboratories NV(b)(c)	275,640	23,106,901
SBM Offshore NV	212,340	7,655,802

		30,762,703

Norway — 4.2%
Oil & Gas — 4.2%
Norsk Hydro ASA	494,900	16,406,290
Seadrill Ltd.	338,300	5,565,701
Statoil ASA - ADR(b)	652,616	17,672,841

		39,644,832

United Kingdom — 4.1%
Metal & Mining — 1.1%
Rio Tinto Plc - ADR(b)	47,600	10,843,756

Oil & Gas — 3.0%
BG Group Plc - ADR	161,480	11,581,346
Cairn Energy Plc	437,799	13,396,656
Cairn Energy Plc	538,830	3,181,002

		28,159,004

Total United Kingdom		39,002,760

United States — 68.1%
Energy & Utilities — 2.9%
Questar Corp.(b)	308,960	27,562,322

Food & Agriculture — 1.5%
Potash Corp. of Saskatchewan, Inc.	88,000	14,073,840

Metal & Mining — 13.8%
Arch Coal, Inc.(b)	378,700	11,622,303
Cameco Corp.	87,300	3,574,062
CONSOL Energy, Inc.(b)	617,000	24,143,210
Goldcorp, Inc.	783,302	18,814,914
Massey Energy Co.(b)	718,429	17,235,112
Peabody Energy Corp.(b)	377,080	15,173,699
Royal Gold, Inc.(b)	293,400	8,831,340
Silver Standard Resources, Inc.(b)(c)	776,890	27,082,385
Silver Wheaton Corp.(b)(c)	473,074	4,484,742

		130,961,767

Oil & Gas — 49.9%
Apache Corp.	88,200	6,235,740
Bill Barrett Corp.(c)	134,607	4,362,613
Cameron International Corp.(b)(c)	124,900	7,842,471
Chesapeake Energy Corp.(b)	400,330	12,362,190
ConocoPhillips	133,700	9,138,395
Devon Energy Corp.	104,700	7,247,334
EnCana Corp.	374,600	18,965,998
ENSCO International, Inc.(b)	352,478	19,174,803
EOG Resources, Inc.	333,070	23,761,214
The Exploration Co.(c)	271,100	2,941,435
FMC Technologies, Inc.(b)(c)	198,500	13,847,360
Forest Oil Corp.(b)(c)	178,900	5,969,893
GlobalSantaFe Corp.(b)	278,990	17,208,103
Grant Prideco, Inc.(b)(c)	344,540	17,171,874
Hanover Compressor Co.(b)(c)	222,000	4,939,500
Helix Energy Solutions Group, Inc.(b)(c)	260,100	9,699,129
Helmerich & Payne, Inc.	599,700	18,194,898
Hercules Offshore, Inc.(b)(c)	160,900	4,225,234
Hess Corp.(b)	395,740	21,951,698
Hugoton Royalty Trust	1	25
Marathon Oil Corp.	112,500	11,118,375
Mariner Energy, Inc.(c)	139,029	2,659,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ALL-CAP GLOBAL RESOURCES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Oil & Gas (Continued)
National-Oilwell, Inc.(b)(c)		184,289	$14,335,841
Newfield Exploration Co.(b)(c)		210,900	8,796,639
Noble Corp.		163,900	12,895,652
Noble Energy, Inc.		383,810	22,894,267
Occidental Petroleum Corp.		305,550	15,066,670
Pride International, Inc.(c)		203,300	6,119,330
Quicksilver Resources, Inc.(b)(c)		276,800	11,008,336
Range Resources Corp.(b)		336,100	11,225,740
Schlumberger Ltd.(b)		275,000	19,002,500
Smith International, Inc.(b)		159,100	7,644,755
Southwestern Energy Co.(b)(c)		201,820	8,270,584
Suncor Energy, Inc.		195,230	14,905,810
Todco(b)(c)		185,600	7,485,248
Transocean, Inc.(c)		379,150	30,976,555
Valero Energy Corp.		181,800	11,724,282
Weatherford International Ltd.(c)		317,780	14,331,878
XTO Energy, Inc.		322,633	17,683,515

			473,385,509

Total United States			645,983,438

TOTAL COMMON STOCKS (Cost $813,726,958)			929,480,767

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 2.0%
Federal Home Loan Mortgage Corp., Discount Notes 4.97%(d)	04/02/07	$9,500	9,498,707
Galileo Money Market Fund, 5.02%		9,772	9,772,245

TOTAL SHORT TERM INVESTMENTS (Cost $19,270,952)			19,270,952

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.9% (Cost $832,997,910)			948,751,719

SECURITIES LENDING COLLATERAL — 1.4%
Bank of America Corp., Master Notes 5.51%(e)(f)	04/02/07	6,474	6,473,921
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(e)(f)	04/02/07	1,260	1,259,770
Citigroup, Inc., Master Notes 5.51%(e)(f)	04/02/07	1,642	1,641,748
Morgan Stanley, Variable Rate Commercial Paper 5.50%(e)(f)	04/02/07	3,870	3,869,966

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,245,405)			13,245,405

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 21.3%
Institutional Money Market Trust, 4.80%(f) (Cost $201,901,845)		201,901,845	$201,901,845

TOTAL INVESTMENTS IN SECURITIES — 122.6% (Cost $1,048,145,160(a))			1,163,898,969
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (22.7)%			(215,147,250)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%			494,756

NET ASSETS — 100.0%			$949,246,475

(a)	Cost for federal income tax purposes is $1,052,788,864. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$135,203,130
Gross unrealized depreciation	(24,093,025)

$111,110,105

(b)	Total or partial security on loan.
(c)	Non-income producing security.
(d)	The rate shown is the effective yield at the time of purchase.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS — 92.9%
Insurance — 2.3%
Aetna, Inc.		578,600	$25,336,894

Manufacturing — 1.2%
Varian, Inc.(b)		214,500	12,496,770

Medical & Medical Services — 12.5%
Baxter International, Inc.(c)		621,000	32,708,070
Biomet, Inc.		445,800	18,942,042
Integra LifeSciences Holdings(b)(c)		500,900	22,831,022
Manor Care, Inc.(c)		614,500	33,404,220
Pediatrix Medical Group, Inc.(b)		122,900	7,012,674
Seattle Genetics, Inc.(b)		115,600	946,764
Tongjitang Chinese Medicines Company - ADR(b)		232,800	2,341,968
UnitedHealth Group, Inc.		302,900	16,044,613
Xoma Ltd.(b)		295,400	853,706

			135,085,079

Medical Instruments & Supplies — 31.4%
Alcon, Inc.		159,000	20,959,380
Becton, Dickinson & Co.		506,600	38,952,474
Charles River Laboratories International, Inc.(b)		243,300	11,255,058
China Medical Technologies, Inc. - ADR(b)(c)		149,500	3,448,965
The Cooper Cos., Inc.(c)		115,000	5,591,300
Cyberonics, Inc.(b)(c)		532,300	9,996,594
DENTSPLY International, Inc.		618,920	20,269,630
Edwards Lifesciences Corp.(b)		263,900	13,379,730
Johnson & Johnson		799,900	48,201,974
Medtronic, Inc.(c)		729,200	35,774,552
NicOx SA		376,267	9,927,027
SenoRx, Inc.(b)		252,100	2,064,699
Stryker Corp.(c)		891,900	59,150,808
Thoratec Corp.(b)(c)		478,300	9,996,470
Ventana Medical Systems, Inc.(b)(c)		223,700	9,373,030
Waters Corp.(b)		95,667	5,548,686
Wright Medical Group, Inc.(b)(c)		517,373	11,532,244
Zimmer Holdings, Inc.(b)		295,000	25,195,950

			340,618,571

Pharmaceuticals — 45.5%
Abbott Laboratories		666,700	37,201,860
Alexion Pharmaceuticals, Inc.(b)(c)		878,300	37,977,692
Applera Corp. - Celera Genomic Group(b)		716,400	10,172,880
Biogen Idec, Inc.(b)(c)		581,700	25,815,846
BioMarin Pharmaceutical, Inc.(b)(c)		1,044,579	18,029,434
Cardiome Pharma Corp.(b)		304,200	3,087,630
CV Therapeutics, Inc.(b)(c)		754,700	5,939,489
Genentech, Inc.(b)		418,300	34,350,796
Gilead Sciences, Inc.(b)		679,200	51,958,800
InterMune, Inc.(b)(c)		586,581	14,465,087
Kosan Biosciences, Inc.(b)		820,787	4,514,329
Merck & Co., Inc.		1,300,400	57,438,668
Myriad Genetics, Inc.(b)(c)		820,500	28,274,430
Novartis AG - ADR(c)		160,400	8,762,652
Pfizer, Inc.		481,259	12,156,602
Regeneron Pharmaceuticals, Inc.(b)		609,123	13,169,239
Roche Holding AG		333,500	59,007,119
Schering-Plough Corp.(c)		1,284,100	32,757,391
United Therapeutics Corp.(b)(c)		61,700	3,318,226
Wyeth		702,700	35,156,081

			493,554,251

TOTAL COMMON STOCKS (Cost $912,955,392)			1,007,091,565

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 15.7%
Federal Home Loan Bank, Discount Notes 4.97%(d)	04/02/07	$161,000	160,977,773
Galileo Money Market Fund, 5.02%		9,359	9,358,826

TOTAL SHORT TERM INVESTMENTS (Cost $170,336,599)			170,336,599

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 108.6% (Cost $1,083,291,991)			1,177,428,164

SECURITIES LENDING COLLATERAL — 0.6%
Bank of America Corp., Master Notes 5.51%(e)(f)	04/02/07	5,275	5,274,780
Morgan Stanley, Variable Rate Commercial Paper 5.50%(e)(f)	04/02/07	1,607	1,606,511

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,881,291)			6,881,291

AFFILIATED INVESTMENTS - SHORT TERM — 6.6%
Institutional Money Market Trust, 4.80%(f) (Cost $70,841,993)		70,842	70,841,993

TOTAL INVESTMENTS IN SECURITIES — 115.8% (Cost $1,161,015,275(a))			1,255,151,448
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (7.2)%			(77,723,284)
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%			(93,364,551)

NET ASSETS — 100.0%			$1,084,063,613

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACK ROCK FUNDS

SCHEDULE OF INVESTMENTS

HEALTH SCIENCES OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(a)	Cost for federal income tax purposes is $1,162,789,346. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$100,992,257
Gross unrealized depreciation	(8,630,155)

$92,362,102

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	The rate shown is the effective yield at the time of purchase.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 96.2%
Aerospace — 1.9%
Curtiss-Wright Corp.	53,500	$2,061,890
Goodrich Corp.	48,100	2,476,188
Orbital Sciences Corp.(b)	80,800	1,514,192

		6,052,270

Banks — 3.9%
Associated Banc-Corp.	40,000	1,344,000
City National Corp.	24,000	1,766,400
Compass Bancshares, Inc.(c)	17,400	1,197,120
Fidelity National Information Services, Inc.(c)	52,900	2,404,834
Northern Trust Corp.	18,700	1,124,618
Thomas Weisel Partners Group, Inc.(b)(c)	82,900	1,576,758
Wilmington Trust Co.	31,400	1,324,138
Zions Bancorporation	21,000	1,774,920

		12,512,788

Beverages & Bottling — 0.6%
Molson Coors Brewing Co. - Class B	20,400	1,930,248

Business Services — 4.2%
Amvescap Plc - ADR(c)	58,400	1,290,640
Aquantive, Inc.(b)(c)	30,000	837,300
Corrections Corp. of America(b)	38,550	2,035,826
The Dun & Bradstreet Corp.(c)	23,600	2,152,320
Fiserv, Inc.(b)	52,900	2,806,874
FTI Consulting, Inc.(b)	54,000	1,813,860
Kelly Services, Inc.	54,500	1,754,900
Salary.com, Inc.(b)	60,600	674,478
Stanley, Inc.(b)	22,300	347,880

		13,714,078

Chemicals — 4.5%
Agrium, Inc.	20,900	801,097
Albemarle Corp.	67,600	2,794,584
CF Industries Holdings, Inc.	23,300	898,215
Church & Dwight Co., Inc.	54,700	2,754,145
The Lubrizol Corp.	51,200	2,638,336
Nalco Holding Co.	50,000	1,195,000
Rohm and Haas Co.	34,900	1,805,028
Terra Industries, Inc.(b)	51,900	908,250
UAP Holding Corp.	30,100	778,085

		14,572,740

Computer Software & Services — 5.5%
3Com Corp.(b)(c)	186,700	729,997
Business Objects SA - ADR(b)	40,000	1,447,600
Cogent Communications Group, Inc.(b)	65,600	1,550,128
DST Systems, Inc.(b)(c)	25,400	1,910,080
Hyperion Solutions Corp.(b)(c)	55,200	2,861,016
Interwoven, Inc.(b)	156,500	2,644,850
Perficient, Inc.(b)	52,200	1,032,516
Seagate Technology, Inc.(c)	57,100	1,330,430
TIBCO Software, Inc.(b)	59,700	508,644
Vasco Data Security International, Inc.(b)	80,400	1,436,748
VeriFone Holdings, Inc.(b)(c)	63,000	2,313,990

		17,765,999

Construction — 1.6%
EMCOR Group, Inc.(b)	37,300	2,199,954
Jacobs Engineering Group, Inc.(b)	47,800	2,229,870
The Shaw Group, Inc.(b)	28,600	894,322

		5,324,146

Containers — 0.6%
Smurfit-Stone Container Corp.(b)	178,500	2,009,910

Credit Institutions — 0.6%
CSG Systems, Inc.(b)	77,200	1,931,544

Electronics — 1.0%
Amphenol Corp.(c)	29,500	1,904,815
IntercontinentalExchange, Inc.(b)	8,600	1,051,006
Mellanox Technologies Ltd.(b)	4,800	69,840

		3,025,661

Energy & Utilities — 5.4%
Airgas, Inc.	35,600	1,500,540
Edison International	59,400	2,918,322
MDU Resources Group, Inc.	45,000	1,293,300
Mirant Corp.	77,100	3,119,466
Pepco Holdings, Inc.	65,300	1,895,006
PPL Corp.	58,000	2,372,200
Sempra Energy	36,900	2,251,269
UGI Corp.	79,200	2,115,432

		17,465,535

Entertainment & Leisure — 5.3%
Gaylord Entertainment Co.(b)	36,100	1,908,607
Hilton Hotels Corp.(c)	102,600	3,689,496
Morgans Hotel Group Co.(b)(c)	125,800	2,643,058
Penn National Gaming, Inc.(b)(c)	47,000	1,993,740
Vail Resorts, Inc.(b)	43,500	2,363,355
WMS Industries, Inc.(b)(c)	66,500	2,609,460
Wyndham Worldwide Corp.(b)	60,800	2,076,320

		17,284,036

Finance — 2.3%
AllianceBernstein Holding LP	32,700	2,893,950
Ameriprise Financial, Inc.	41,900	2,394,166
eTelecare Global Solutions, Inc.(b)	43,000	651,450
First Cash Financial Services, Inc.(b)	60,800	1,354,624

		7,294,190

Food & Agriculture — 1.5%
Corn Products International, Inc.	80,700	2,872,113
The Mosaic Co.(b)	76,700	2,044,822

		4,916,935

Insurance — 4.3%
Assurant, Inc.(c)	35,700	1,914,591
Axis Capital Holdings Ltd.	66,100	2,238,146
Cincinnati Financial Corp.	40,900	1,734,160
Principal Financial Group, Inc.	30,300	1,814,061
Reinsurance Group of America, Inc.	44,500	2,568,540
SAFECO Corp.	24,000	1,594,320
Security Capital Assurance Ltd.	67,900	1,916,817

		13,780,635

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Leasing — 0.4%
William Scotsman International, Inc.(b)	68,400	$1,344,744

Machinery & Heavy Equipment — 0.7%
AGCO Corp.(b)(c)	61,100	2,258,867

Manufacturing — 6.3%
Fei Co.(b)	54,000	1,947,240
G-III Apparel Group Ltd.(b)(c)	50,000	952,500
Guess?, Inc.	54,400	2,202,656
Iconix Brand Group, Inc.(b)(c)	96,100	1,960,440
Knoll, Inc.	94,000	2,240,020
Phillips-Van Heusen Corp.	43,400	2,551,920
Polo Ralph Lauren Corp.(c)	20,700	1,824,705
Textron, Inc.	19,600	1,760,080
Varian, Inc.(b)	26,900	1,567,194
VF Corp.	21,800	1,801,116
Watson Wyatt Worldwide, Inc.	35,000	1,702,750

		20,510,621

Medical & Medical Services — 1.7%
Biomet, Inc.	51,000	2,166,990
The Geo Group, Inc.(b)	41,000	1,858,120
Integra LifeSciences Holdings(b)(c)	35,200	1,604,416

		5,629,526

Medical Instruments & Supplies — 2.6%
Charles River Laboratories International, Inc.(b)	35,300	1,632,978
DENTSPLY International, Inc.	19,500	638,625
SenoRx, Inc.(b)	32,000	262,080
Thoratec Corp.(b)(c)	63,900	1,335,510
Waters Corp.(b)	55,600	3,224,800
Wright Medical Group, Inc.(b)(c)	65,900	1,468,911

		8,562,904

Metal & Mining — 3.0%
Allegheny Technologies, Inc.(c)	20,400	2,176,476
CONSOL Energy, Inc.(c)	36,100	1,412,593
Hudbay Minerals, Inc.(b)(c)	86,100	1,519,252
Kinross Gold Corp.(b)	118,200	1,629,978
Sxr Uranium One, Inc.(b)(c)	97,000	1,335,893
Yamana Gold, Inc.	118,600	1,703,096

		9,777,288

Motor Vehicles — 1.1%
LKQ Corp.(b)	85,900	1,877,774
Rush Enterprises, Inc. - Class A(b)	81,000	1,556,010

		3,433,784

Oil & Gas — 8.7%
Acergy SA - ADR(b)(c)	106,000	2,256,740
AGL Resources, Inc.	62,100	2,652,912
Cameron International Corp.(b)(c)	37,200	2,335,788
Chesapeake Energy Corp.(c)	57,300	1,769,424
Diamond Offshore Drilling, Inc.(c)	28,400	2,298,980
ENSCO International, Inc.(c)	30,100	1,637,440
Frontier Oil Corp.	60,200	1,964,928
Layne Christensen Co.(b)	62,500	2,276,250
Newfield Exploration Co.(b)(c)	26,700	1,113,657
Noble Energy, Inc.(c)	36,200	2,159,330
Smith International, Inc.(c)	50,000	2,402,500
St. Mary Land & Exploration Co.(c)	47,500	1,742,300
Suburban Propane Partners LP	37,914	1,668,216
Western Refining, Inc.	49,800	1,943,196

		28,221,661

Personal Services — 0.7%
Life Time Fitness, Inc.(b)(c)	43,200	2,220,912

Pharmaceuticals — 2.6%
Alexion Pharmaceuticals, Inc.(b)(c)	25,100	1,085,324
BioMarin Pharmaceutical, Inc.(b)(c)	86,800	1,498,168
InterMune, Inc.(b)(c)	46,600	1,149,156
Myriad Genetics, Inc.(b)(c)	97,000	3,342,620
Regeneron Pharmaceuticals, Inc.(b)	67,800	1,465,836

		8,541,104

Railroad & Shipping — 0.6%
DryShips, Inc.(c)	86,400	1,946,592

Real Estate — 4.9%
Douglas Emmett, Inc. (REIT)(c)	85,200	2,175,156
Highland Hospitality Corp. (REIT)	129,800	2,310,440
Host Hotels & Resorts, Inc. (REIT)(c)	82,100	2,160,051
Jones Lang Lasalle, Inc. (REIT)	28,300	2,951,124
Kilroy Realty Corp. (REIT)	18,300	1,349,625
Kimco Realty Corp. (REIT)(c)	54,500	2,656,330
The Macerich Co. (REIT)(c)	24,400	2,253,584

		15,856,310

Restaurants — 0.5%
Ruth’s Chris Steak House, Inc.(b)	76,100	1,549,396

Retail Merchandising — 4.5%
Abercrombie & Fitch Co. - Class A	19,700	1,490,896
Asbury Automative Group, Inc.	65,800	1,858,850
Cache, Inc.(b)	90,800	1,611,700
Dollar Tree Stores, Inc.(b)	59,000	2,256,160
Limited Brands, Inc.	72,600	1,891,956
Ruddick Corp.	62,000	1,864,960
Saks, Inc.(c)	87,600	1,825,584
SUPERVALU, Inc.	41,000	1,601,870

		14,401,976

Security Brokers & Dealers — 1.4%
A.G. Edwards, Inc.	41,200	2,850,216
E*TRADE Financial Corp.(b)	77,700	1,648,794

		4,499,010

Semiconductors & Related Devices — 3.7%
ASML Holding NV(b)	38,200	945,450
Avnet, Inc.(b)(c)	52,600	1,900,964
Fairchild Semiconductor International, Inc.(b)	108,100	1,807,432
Hittite Microwave Corp.(b)	41,600	1,671,072
Integrated Device Technology, Inc.(b)(c)	124,500	1,919,790
Lam Research Corp.(b)(c)	19,400	918,396

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Semiconductors & Related Devices (Continued)
MEMC Electronic Materials, Inc.(b)		33,300	$2,017,314
NVIDIA Corp.(b)(c)		29,800	857,644

			12,038,062

Soaps & Cosmetics — 0.9%
International Flavors & Fragrances, Inc.		29,400	1,388,268
Physicians Formula Holdings, Inc.(b)		81,400	1,536,832

			2,925,100

Telecommunications — 4.7%
American Tower Corp. - Class A(b)		42,200	1,643,690
Atheros Communications, Inc.(b)		81,200	1,943,116
Cincinnati Bell, Inc.(b)		425,200	1,998,440
Harris Corp.		37,600	1,915,720
Leap Wireless International, Inc.(b)		33,900	2,236,722
NeuStar, Inc. - Class A(b)		48,800	1,387,872
OpNext, Inc.(b)		20,400	301,716
Optium Corp.(b)		5,800	112,578
Orbcomm, Inc.(b)(c)		57,400	731,850
SBA Communications Corp.(b)		89,800	2,653,590
Switch & Data Facilities Co.(b)		10,900	197,508

			15,122,802

Tires & Rubber — 0.8%
The Goodyear Tire & Rubber Co.(b)(c)		83,200	2,595,008

Tobacco — 0.9%
Carolina Group		36,300	2,744,643

Transportation — 1.6%
Celadon Group, Inc.(b)		91,600	1,529,720
Quintana Maritime Ltd.		116,200	1,600,074
Trinity Industries, Inc.(c)		45,300	1,898,976

			5,028,770

Waste Management — 0.7%
Allied Waste Industries, Inc.(b)		176,200	2,218,358

TOTAL COMMON STOCKS (Cost $269,185,845)			311,008,153

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.7%
Federal Home Loan Bank, Discount Notes 4.97%(d)	04/02/07	$9,000	8,998,758
Galileo Money Market Fund, 5.02%		9,540	9,539,589

TOTAL SHORT TERM INVESTMENTS (Cost $18,538,347)			18,538,347

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 101.9% (Cost $287,724,192)			329,546,500

SECURITIES LENDING COLLATERAL — 1.7%
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(e)(f)	04/02/07	1,007	1,006,959
Citigroup, Inc., Master Notes 5.51%(e)(f)	04/02/07	2,618	2,618,323
Morgan Stanley, Variable Rate Commercial Paper 5.50%(e)(f)	04/02/07	1,758	1,757,712

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,382,994)			5,382,994

AFFILIATED INVESTMENTS - SHORT TERM — 16.9%
Institutional Money Market Trust, 4.80%(f) (Cost $54,533,177)		54,533	54,533,177

TOTAL INVESTMENTS IN SECURITIES — 120.5% (Cost $347,640,363(a))			389,462,671
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (18.5)%			(59,916,171)
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%			(6,273,749)

NET ASSETS — 100.0%			$323,272,751

(a)	Cost for federal income tax purposes is $347,998,090. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$45,139,979
Gross unrealized depreciation	(3,675,398)

$41,464,581

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	The rate shown is the effective yield at the time of purchase.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 95.3%
Australia — 1.0%
Entertainment & Leisure — 0.4%
Publishing & Broadcasting Ltd.	16,000	$256,970

Metal & Mining — 0.6%
Mincor Resources NL	135,000	335,332

Total Australia		592,302

Belgium — 1.4%
Banks — 0.6%
KBC Groep NV	2,800	348,265

Beverages & Bottling — 0.8%
Inbev NV	7,000	505,417

Total Belgium		853,682

Brazil — 2.2%
Banks — 0.8%
Unibanco SA - ADR	5,600	489,776

Energy & Utilities — 0.5%
Companhia Energetica de Minas Gerais- Cemig - ADR	5,900	287,035

Telecommunications — 0.9%
GVT Holding SA(b)	21,600	249,517
Net Servicos de Comunicacao SA - ADR	23,400	316,134

		565,651

Total Brazil		1,342,462

Canada — 3.2%
Food & Agriculture — 0.7%
Potash Corporation of Saskatchewan, Inc.	2,800	446,496

Metal & Mining — 1.9%
Kinross Gold Corp.	29,000	400,399
Major Drilling Group Int’l, Inc.(b)	12,000	326,479
Yamana Gold, Inc.	30,000	433,694

		1,160,572

Telecommunications — 0.6%
Rogers Communications, Inc.	10,800	353,514

Total Canada		1,960,582

Cayman Islands — 0.1%
Entertainment & Leisure — 0.1%
Melco PBL Entertainment Ltd. - ADR(b)	5,300	85,542

Chile — 0.3%
Banks — 0.3%
Banco Santander Chile SA - ADR	3,000	149,610

Finland — 0.7%
Manufacturing — 0.7%
Wartsila OYJ - Series B	6,300	389,568

France — 2.2%
Computer Software & Services — 0.5%
Cap Gemini SA	4,163	316,928

Electronics — 0.5%
Schneider Electric SA	2,300	291,974

Insurance — 0.6%
Axa	8,000	339,198

Machinery & Heavy Equipment — 0.6%
Alstom	2,900	376,354

Total France		1,324,454

Germany — 4.4%
Air Transportation — 0.6%
Deutsche Lufthansa AG	13,600	369,345

Construction — 0.6%
Bilfinger Berger AG	4,000	363,991

Electronics — 0.6%
RWE AG	3,300	349,092

Finance — 0.5%
Hypo Real Estate Holding AG	5,000	318,866

Manufacturing — 0.6%
Siemens AG	3,500	374,130

Oil & Gas — 0.6%
Linde AG	3,400	366,302

Soaps & Cosmetics — 0.9%
Henkel KGaA	3,600	532,217

Total Germany		2,673,943

Hong Kong — 3.2%
Energy & Utilities — 0.5%
Guangdong Investment Ltd.	562,000	299,935

Entertainment & Leisure — 0.8%
Hongkong & Shanghai Hotels Ltd.	290,000	458,002

Real Estate — 0.7%
Hang Lung Properties Ltd.	140,000	391,502

Retail Merchandising — 0.4%
Esprit Holdings Ltd.	23,000	269,783

Telecommunications — 0.8%
China Communications Services Corp. Ltd.(b)	2,100	1,422
China Mobile Ltd.	54,000	491,034

		492,456

Total Hong Kong		1,911,678

Indonesia — 0.4%
Banks — 0.4%
PT Bank Danamon	365,000	262,000

Israel — 0.0%
Electronics — 0.0%
Mellanox Technologies Ltd.(b)	100	1,455

Italy — 2.0%
Banks — 2.0%
Credito Emiliano SpA	21,000	330,461
UniCredito Italiano SpA	93,000	885,164

		1,215,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Japan — 9.9%
Banks — 1.1%
The Sumitomo Industries Ltd.	62,000	$646,622

Business Services — 1.0%
Sumitomo Corp.	33,000	593,686

Chemicals — 0.3%
Shin-Etsu Chemical Co. Ltd.	3,500	213,552

Computer Software & Services — 0.7%
Nintendo Co., Ltd.	1,400	406,908

Construction — 0.9%
Sekisui House Ltd.	36,000	560,285

Electronics — 1.3%
NGK Insulators Ltd.	25,000	515,530
Star Micronics Co. Ltd.	11,500	248,366

		763,896

Energy & Utilities — 1.2%
Air Water, Inc.	32,100	394,168
Kurita Water Industries Ltd.	15,000	362,780

		756,948

Insurance — 0.5%
T&D Holdings, Inc.	4,900	338,060

Machinery & Heavy Equipment — 0.4%
Hitachi Construction Machinery Co. Ltd.	9,400	254,464

Manufacturing — 1.6%
Daihatsu Motor Co. Ltd.	22,000	209,471
Tokai Rubber Industries Ltd.	24,000	465,377
Uni-Charm Corp.	4,600	291,208

		966,056

Real Estate — 0.9%
Mitsubishi Estate Co. Ltd.	8,000	262,729
Sumitomo Realty & Development Co. Ltd.	7,000	265,530

		528,259

Total Japan		6,028,736

Luxembourg — 0.3%
Real Estate — 0.3%
Gagfah SA	6,800	183,492

Malaysia — 1.3%
Banks — 0.5%
Bumiputra-Commerce Holdings Berhad	102,800	295,838

Telecommunications — 0.8%
Maxis Communications Berhad	138,000	474,968

Total Malaysia		770,806

Marshall Islands — 0.6%
Railroad & Shipping — 0.6%
DryShips, Inc.	16,600	373,998

Netherlands — 3.2%
Beverages & Bottling — 0.8%
Heineken Holding NV	11,000	486,969

Insurance — 0.7%
Aegon NV	21,000	418,547

Oil & Gas — 0.6%
SBM Offshore NV	10,100	364,150

Personal Services — 0.6%
USG People NV	9,400	387,758

Semiconductors & Related Devices — 0.5%
ASML Holding NV(b)	12,000	297,000

Total Netherlands		1,954,424

Singapore — 1.5%
Banks — 0.8%
United Overseas Bank Ltd.	33,000	456,778

Real Estate — 0.7%
Suntec Real Estate Investment Trust (REIT)	350,000	456,777

Total Singapore		913,555

South Korea — 1.5%
Electronics — 0.5%
Samsung Electronics Co. Ltd.	500	299,214

Korea — 0.6%
Shinhan Financial Group Co. Ltd.	6,300	361,607

Security Brokers & Dealers — 0.4%
Korea Investment Holdings Co. Ltd.(b)	4,400	231,505

Total South Korea		892,326

Sweden — 2.8%
Banks — 1.0%
Nordea Bank AB	40,000	638,712

Conglomerates — 0.6%
Atlas Copco AB - A Shares	11,000	365,469

Metal & Mining — 0.4%
Boliden AB	10,000	220,542

Paper & Forest Products — 0.8%
Svenska Cellulosa AB-B (SCA)	9,300	498,110

Total Sweden		1,722,833

Switzerland — 3.5%
Chemicals — 0.6%
Syngenta AG	2,000	382,669

Food & Agriculture — 0.9%
Nestle SA	1,300	506,295

Pharmaceuticals — 1.4%
Roche Holding AG	3,000	530,799
Roche Holding AG - ADR	3,900	343,422

		874,221

Retail Merchandising — 0.6%
Compagnie Financiere Richemont AG	6,200	346,698

Total Switzerland		2,109,883

Taiwan — 0.4%
Computer & Office Equipment — 0.4%
Gemtek Technology Corp.	107,000	265,140

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United Kingdom — 4.9%
Aerospace — 0.6%
BAE Systems Plc	42,600	$385,619

Beverages & Bottling — 0.6%
Diageo Plc	17,500	354,532

Computer Software & Services — 0.9%
Autonomy Corp. Plc	40,000	539,190

Energy & Utilities — 0.9%
International Power Plc	67,700	528,230

Finance — 0.7%
Amvescap Plc	12,300	135,545
ICAP Plc	26,000	271,425

		406,970

Machinery & Heavy Equipment — 0.7%
The Weir Group Plc	33,500	401,140

Transportation — 0.5%
Arriva Plc	22,700	332,345

Total United Kingdom		2,948,026

United States — 44.3%
Aerospace — 0.7%
The Boeing Co.	5,000	444,550

Banks — 1.2%
Allied Irish Banks Plc	20,000	591,779
Bank of America Corp.	3,400	173,468

		765,247

Beverages & Bottling — 1.0%
PepsiCo, Inc.	10,000	635,600

Broadcasting — 1.3%
Liberty Global, Inc.(b)	12,100	398,453
News Corp.	15,000	367,050

		765,503

Business Services — 0.8%
Akamai Technologies, Inc.(b)	6,000	299,520
Stanley, Inc.(b)	12,800	199,680

		499,200

Chemicals — 1.9%
Agrium, Inc.	4,100	157,153
CF Industries Holdings, Inc.	4,500	173,475
The Lubrizol Corp.	9,400	484,382
Terra Industries, Inc.(b)	10,100	176,750
UAP Holding Corp.	5,900	152,515

		1,144,275

Computer & Office Equipment — 1.8%
Apple Computer, Inc.(b)	3,000	278,730
Cisco Systems, Inc.(b)	11,300	288,489
International Business Machines Corp.	3,200	301,632
Network Appliance, Inc.(b)	6,000	219,120

		1,087,971

Computer Software & Services — 1.9%
AutoDesk, Inc.(b)	6,500	244,400
Microsoft Corp.	9,000	250,830
Sun Microsystems, Inc.(b)	50,000	300,500
VeriFone Holdings, Inc.(b)	9,500	348,935

		1,144,665

Containers — 0.5%
Smurfit-Stone Container Corp.(b)	28,400	319,784

Energy & Utilities — 2.6%
Constellation Energy Group, Inc.	3,700	321,715
FPL Group, Inc.	4,900	299,733
Pepco Holdings, Inc.	12,300	356,946
PNM Resources, Inc.	7,800	251,940
Public Service Enterprise Group, Inc.	4,000	332,160

		1,562,494

Entertainment & Leisure — 2.4%
Comcast Corp.(b)	15,250	395,738
MGM MIRAGE(b)	4,800	333,696
Morgans Hotel Group Co.(b)	19,400	407,594
WMS Industries, Inc.(b)	8,000	313,920

		1,450,948

Finance — 1.4%
AllianceBernstein Holding LP	4,500	398,250
eTelecare Global Solutions, Inc.(b)	1,400	21,210
State Street Corp.	6,700	433,825

		853,285

Food & Agriculture — 0.5%
Corn Products International, Inc.	7,900	281,161

Insurance — 3.3%
Hartford Financial Services Group	4,000	382,320
Principal Financial Group, Inc.	3,700	221,519
Prudential Financial, Inc.	2,000	180,520
Reinsurance Group of America, Inc.	9,400	542,568
SAFECO Corp.	4,500	298,935
Security Capital Assurance Ltd.	12,900	364,167

		1,990,029

Machinery & Heavy Equipment — 0.4%
AGCO Corp.(b)	7,400	273,578

Manufacturing — 1.4%
Nike, Inc.	5,100	541,926
Textron, Inc.	3,700	332,260

		874,186

Medical & Medical Services — 1.0%
Biomet, Inc.	6,400	271,936
The Geo Group, Inc.(b)	8,000	362,560

		634,496

Medical Instruments & Supplies — 2.8%
Alcon, Inc.	2,300	303,186
Johnson & Johnson	5,200	313,352
Stryker Corp.	4,800	318,336
Waters Corp.(b)	7,900	458,200
Zimmer Holdings, Inc.(b)	3,500	298,935

		1,692,009

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Metal & Mining — 0.7%
Allegheny Technologies, Inc.	3,800	$405,422

Oil & Gas — 5.9%
Cameron International Corp.(b)	8,000	502,320
Chevron Corp.	10,500	776,580
ConocoPhillips	8,000	546,800
Diamond Offshore Drilling, Inc.	5,000	404,750
Frontier Oil Corp.	11,400	372,096
Transocean, Inc.(b)	6,100	498,370
XTO Energy, Inc.	9,000	493,290

		3,594,206

Pharmaceuticals — 1.1%
Abbott Laboratories	5,200	290,160
Merck & Co., Inc.	8,100	357,777

		647,937

Real Estate — 1.1%
Host Hotels & Resorts, Inc. (REIT)	13,000	342,030
Simon Property Group, Inc. (REIT)	3,000	333,750

		675,780

Retail Merchandising — 2.2%
CVS Corp.	11,400	389,196
Federated Department Stores, Inc.	7,200	324,360
Limited Brands, Inc.	12,500	325,750
SUPERVALU, Inc.	7,900	308,653

		1,347,959

Security Brokers & Dealers — 1.1%
A.G. Edwards, Inc.	10,000	691,800

Semiconductors & Related Devices — 1.6%
Broadcom Corp. - Class A(b)	12,000	384,840
Infineon Technologies AG - ADR(b)	19,000	295,830
Verigy Ltd.(b)	12,000	281,640

		962,310

Soaps & Cosmetics — 0.6%
Physicians Formula Holdings, Inc.(b)	18,600	351,168

Telecommunications — 0.6%
OpNext, Inc.(b)	400	5,916
Optium Corp.(b)	100	1,941
Qwest Communications International, Inc.(b)	36,000	323,640
Switch & Data Facilities Co.(b)	200	3,624

		335,121

Tires & Rubber — 0.8%
The Goodyear Tire & Rubber Co.(b)	15,700	489,683

Tobacco — 0.7%
Altria Group, Inc.	4,600	403,926

Transportation — 1.0%
Quintana Maritime Ltd.	22,300	307,071
Trinity Industries, Inc.	6,700	280,864

		587,935

Total United States		26,912,228

TOTAL COMMON STOCKS (Cost $50,829,331)		57,838,350

SHORT TERM INVESTMENTS — 4.1%
Galileo Money Market Fund, 5.02% (Cost $2,501,994)	2,501,994	2,501,994

TOTAL INVESTMENTS IN SECURITIES — 99.4% (Cost $53,331,325(a))		60,340,344
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		370,152

NET ASSETS — 100.0%		$60,710,496

(a)	Cost for federal income tax purposes is $53,467,705. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$7,296,522
Gross unrealized depreciation	(423,883)

$6,872,639

(b)	Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 93.9%
Australia — 0.8%
Metal & Mining — 0.8%
Lihir Gold Ltd.	2,027,700	$5,348,402
Zinifex Ltd.	465,400	5,942,047

		11,290,449

Austria — 0.8%
Telecommunications — 0.8%
Telekom Austria AG	423,200	10,577,315

Belgium — 0.8%
Metal & Mining — 0.8%
Umicore	59,616	10,599,780

Brazil — 2.3%
Banks — 0.8%
Unibanco SA - ADR(b)	135,900	11,885,814

Energy & Utilities — 0.5%
Companhia Energetica de Minas Gerais- Cemig - ADR	140,400	6,830,460

Telecommunications — 1.0%
GVT Holding SA(c)	506,000	5,845,168
Net Servicos de Comunicacao SA - ADR(b)	579,500	7,829,045

		13,674,213

Total Brazil		32,390,487

Canada — 4.9%
Metal & Mining — 4.9%
Aur Resources, Inc.	260,200	5,476,708
Gammon Lake Resources, Inc.(c)	479,500	8,431,226
HudBay Minerals, Inc.(c)	523,400	9,221,270
Inmet Mining Corp.	127,400	7,007,276
Kinross Gold Corp.	824,300	11,380,980
Sxr Uranium One, Inc.(c)	612,500	8,446,081
Yamana Gold, Inc.	1,257,700	18,181,908

		68,145,449

Cayman Islands — 0.1%
Entertainment & Leisure — 0.1%
Melco PBL Entertainment Ltd. - ADR(b)(c)	124,700	2,012,658

Chile — 0.3%
Banks — 0.3%
Banco Santander Chile SA - ADR	75,200	3,750,224

Denmark — 1.0%
Aerospace — 1.0%
MTU Aero Engines Holding AG	238,100	14,246,115

Finland — 2.2%
Banks — 0.4%
OKO Bank Plc - Series A	296,200	5,048,841

Machinery & Heavy Equipment — 0.6%
Metso OYJ	162,300	8,574,740

Manufacturing — 0.6%
Wartsila OYJ - Series B	146,300	9,046,644

Metal & Mining — 0.6%
Outokumpu OYJ - Series B	228,100	7,840,090

Total Finland		30,510,315

France — 4.9%
Advertising — 0.5%
Publicis Groupe SA	130,500	6,303,691

Chemicals — 0.7%
Rhodia SA	2,733,900	10,043,181

Computer & Office Equipment — 0.8%
Neopost SA	77,600	11,091,786

Entertainment & Leisure — 1.1%
Accor SA	159,700	15,261,943

Food & Agriculture — 0.4%
Casino Guichard-Perrachon SA	54,600	5,512,588

Manufacturing — 0.7%
Compagnie Generale des Etablissements Michelin - Class B	90,900	10,038,477

Medical Instruments & Supplies — 0.1%
NicOx SA	56,055	1,478,895

Transportation — 0.6%
Air France	193,700	8,836,419

Total France		68,566,980

Germany — 8.0%
Air Transportation — 0.5%
Deutsche Lufthansa AG	283,700	7,704,646

Chemicals — 1.0%
Wacker Chemie AG	76,700	13,319,708

Computer Software & Services — 0.8%
United Internet AG	607,200	11,801,867

Construction — 1.5%
Bilfinger Berger AG	236,300	21,502,766

Durable Goods — 0.5%
Gerry Weber International AG	289,200	6,845,702

Insurance — 0.8%
Hannover Rueckversicherung AG	262,500	11,694,486

Manufacturing — 0.5%
K+S AG	58,600	6,445,616

Miscellaneous Services — 1.3%
GEA Group AG	633,100	17,523,387

Real Estate — 1.1%
IVG Immobilien AG	319,100	15,281,710

Total Germany		112,119,888

Greece — 0.7%
Banks — 0.4%
Piraeus Bank SA	152,500	5,296,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Greece (Continued)
Chemicals — 0.3%
Lanxess	99,600	$5,130,413

Total Greece		10,427,038

Hong Kong — 4.1%
Air Transportation — 0.4%
China Southern Airlines Co. Ltd. - Class H(c)	12,701,800	5,803,472

Beverages & Bottling — 0.0%
China Huiyuan Juice Group Ltd.(c)	271,900	331,632

Energy & Utilities — 0.4%
Huadian Power International Corp. Ltd.	16,965,395	6,079,619

Entertainment & Leisure — 0.7%
Hongkong & Shanghai Hotels Ltd.	3,000,000	4,737,953
Regal Hotels International Holdings Ltd.	55,653,000	4,914,644

		9,652,597

Food & Agriculture — 0.9%
Chaoda Modern Agriculture (Holdings) Ltd.	8,490,700	5,954,954
Fu Ji Food & Catering Services	2,073,500	6,514,933

		12,469,887

Real Estate — 1.7%
New World Development Co. Ltd.	3,832,296	8,691,148
Shun Tak Holdings Ltd.	4,676,100	6,212,059
Wheelock & Co. Ltd.	3,804,300	8,530,279

		23,433,486

Total Hong Kong		57,770,693

India — 1.2%
Telecommunications — 1.2%
Bharti Tele-Ventures Ltd.	935,257	16,437,198

Ireland — 0.3%
Manufacturing — 0.3%
Smurfit Kappa Group Plc(c)	151,700	3,789,511

Italy — 3.0%
Banks — 0.5%
Unione di Banche Italiane Scpa	235,100	6,956,365

Construction — 1.6%
Astaldi SpA	229,800	2,283,910
Buzzi Unicem SpA	309,700	9,416,065
Impregilo SpA	1,452,800	10,285,790

		21,985,765

Energy & Utilities — 0.9%
AEM SpA	3,608,400	13,014,708

Total Italy		41,956,838

Japan — 20.3%
Banks — 1.8%
Bank of Kyoto Ltd.	878,500	10,086,647
The Chiba Bank Ltd.	999,800	8,823,761
The Iyo Bank Ltd.	677,600	6,808,201

		25,718,609

Business Services — 0.4%
MISUMI Group, Inc.	287,200	5,142,498

Chemicals — 0.6%
Tokai Carbon Co. Ltd.	982,400	8,086,626

Computer & Office Equipment — 0.4%
Brother Industries Ltd.	419,800	5,685,682

Computer Software & Services — 0.2%
Nippon System Development	231,200	3,578,656

Construction — 1.8%
Daito Trust Construction Co. Ltd.	109,000	5,133,656
Haseko Corp.(c)	2,920,700	10,657,680
Mitsui Home Co. Ltd.	548,000	3,511,032
Tadano Ltd.	480,100	5,695,687

		24,998,055

Electronics — 0.8%
Star Micronics Co. Ltd.	494,500	10,679,756

Energy & Utilities — 1.2%
Air Water, Inc.	520,200	6,387,724
Kurita Water Industries Ltd.	465,100	11,248,600

		17,636,324

Finance — 0.4%
SBI Holdings, Inc.	15,400	5,841,650

Insurance — 0.5%
Aioi Insurance Co. Ltd.	1,123,100	7,834,251

Leasing — 0.5%
Diamond Lease Co. Ltd.	130,000	6,497,794

Machinery & Heavy Equipment — 2.1%
Aichi Corp.	751,100	7,043,156
Hitachi Construction Machinery Co. Ltd.	216,400	5,858,079
Miura Co. Ltd.	325,800	8,460,183
Nabtesco Corp.	609,500	8,017,015

		29,378,433

Manufacturing — 1.5%
Daihatsu Motor Co. Ltd.	506,700	4,824,486
Taiyo Nippon Sanso Corp.	947,600	8,556,063
Uni-Charm Corp.	120,000	7,596,741

		20,977,290

Medical Instruments & Supplies — 0.9%
Nihon Kohden Corp.	538,900	12,576,163

Metal & Mining — 1.4%
Maruichi Steel Tube Ltd.	276,200	8,578,513
Yamato Kogyo Co. Ltd.	356,100	11,181,008

		19,759,521

Motor Vehicles — 1.0%
Futaba Industrial Co. Ltd.	257,100	6,239,867
Isuzu Motors Ltd.	1,439,400	7,218,987

		13,458,854

Real Estate — 1.9%
Goldcrest Co. Ltd.	100,700	5,537,475
Japan General Estate Co. Ltd.	312,300	8,030,117
Joint Corp.	354,200	13,465,852

		27,033,444

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Japan (Continued)
Retail Merchandising — 1.4%
Point, Inc.	102,800	$6,534,046
Shimachu Co. Ltd.	205,100	6,074,330
Tsuruha Holdings, Inc.	127,200	5,127,291
Xebio Co. Ltd.	56,637	1,581,260

		19,316,927

Tires & Rubber — 1.0%
Sumitomo Rubber Industries Ltd.	641,200	7,024,687
Yokohama Rubber Co. Ltd.	1,080,000	6,635,438

		13,660,125

Transportation — 0.5%
Keihin Electric Express Railway Co. Ltd.	908,200	6,967,183

Total Japan		284,827,841

Kazakhstan — 0.1%
Banks — 0.1%
Kazkommertsbank(c)(d)	38,100	739,140

Luxembourg — 0.3%
Real Estate — 0.3%
Gagfah SA	165,300	4,460,466

Malaysia — 1.3%
Banks — 0.5%
Bumiputra-Commerce Holdings Berhad	2,518,200	7,246,881

Entertainment & Leisure — 0.8%
Genting Berhad	897,700	10,320,629

Total Malaysia		17,567,510

Morocco — 1.8%
Construction — 0.5%
IJM Corp. Berhad	2,680,700	6,706,596

Food & Agriculture — 0.8%
Kuala Lumpur Kepong Berhad	3,499,050	12,144,208

Real Estate — 0.5%
IOI Corp. Berhad	1,057,400	6,758,797

Total Morocco		25,609,601

Netherlands — 1.6%
Oil & Gas — 0.9%
SBM Offshore NV	350,800	12,647,901

Personal Services — 0.7%
USG People NV	238,800	9,850,711

Total Netherlands		22,498,612

Norway — 4.2%
Banks — 0.5%
Sparebanken Midt-Norge	223,300	2,920,611
Sparebanken Nord-Norge	85,520	1,976,796
Sparebanken Rogaland(d)	72,600	2,126,055

		7,023,462

Chemicals — 0.4%
Yara International ASA	220,300	6,079,878

Manufacturing — 1.0%
Orkla ASA	201,500	14,205,082

Oil & Gas — 2.3%
Fred Olsen Energy ASA	255,700	12,809,610
Petroleum Geo-Services	333,200	8,702,351
Prosafe ASA	686,500	10,503,677

		32,015,638

Total Norway		59,324,060

Philippines — 0.5%
Energy & Utilities — 0.1%
Pnoc Energy Development Corp.(c)	9,806,900	1,239,836

Telecommunications — 0.4%
Philippine Long Distance Telephone Co. - ADR(b)	109,800	5,797,440

Total Philippines		7,037,276

Poland — 0.2%
Telecommunications — 0.2%
Multimedia Polska SA(c)	752,600	3,405,901

Singapore — 2.0%
Real Estate — 1.5%
Capitacommercial Trust	4,305,300	7,888,959
CapitaLand Ltd.	2,614,008	13,783,781

		21,672,740

Retail Merchandising — 0.5%
Hongguo International Holdings Ltd.(c)	7,903,357	6,667,961

Total Singapore		28,340,701

South Africa — 0.6%
Retail Merchandising — 0.6%
Foschini Ltd.	420,000	4,000,551
Truworths International Ltd.	950,000	4,648,839

		8,649,390

South Korea — 3.8%
Computer Software & Services — 0.5%
NHN Corp.(c)	47,900	7,026,148

Construction — 1.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	205,100	7,532,106
Hanjin Heavy Industries Co. Ltd.	289,600	10,188,945

		17,721,051

Finance — 0.6%
Daewoo Securities Co. Ltd.(c)	460,500	8,247,688

Manufacturing — 0.4%
Cheil Industries, Inc.	130,600	5,240,381

Security Brokers & Dealers — 1.0%
Korea Investment Holdings Co. Ltd.(c)	277,000	14,574,298

Total South Korea		52,809,566

Spain — 0.4%
Banks — 0.4%
Bankinter SA	65,000	5,327,015

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Sweden — 3.1%
Construction — 0.8%
Skanska AB		526,100	$11,715,723

Entertainment & Leisure — 0.4%
Rezidor Hotel Group AB		636,600	5,105,345

Manufacturing — 0.9%
SSAB Svenskt Stal AB		387,720	11,965,638

Retail Merchandising — 0.4%
KappAhl Holding AB		556,000	6,011,629

Soaps & Cosmetics — 0.6%
Oriflame Cosmetics SA		228,400	8,798,705

Total Sweden			43,597,040

Switzerland — 1.5%
Business Services — 0.8%
SGS Societe Generale de Surveillance Holding SA		9,800	11,702,094

Food & Agriculture — 0.7%
Barry Callebaut AG		12,406	9,229,333

Total Switzerland			20,931,427

Taiwan — 2.3%
Chemicals — 0.7%
Taiwan Fertilizer Co. Ltd.		6,306,000	10,480,781

Computer Software & Services — 0.4%
MediaTek, Inc.		501,000	5,753,052

Electronics — 0.4%
Cheng Uei Precision Industry Co. Ltd.		1,535,242	5,335,212

Security Brokers & Dealers — 0.3%
Yuanta Core Pacific Securities Co.(c)(d)		5,702,000	3,963,072

Transportation — 0.5%
U-Ming Marine Transport Corp.		4,043,000	6,719,600

Total Taiwan			32,251,717

Thailand — 0.4%
Banks — 0.4%
Krung Thai Bank Public Co. Ltd.		6,586,300	2,276,327
Krung Thai Bank Public Co. Ltd. - Foreign(d)		1,626,700	562,213
Siam Commercial Bank Public Co. Ltd.(d)		1,839,200	3,422,522

			6,261,062

United Kingdom — 14.1%
Aerospace — 0.6%
Cobham Plc		2,137,800	8,834,404

Beverages & Bottling — 0.3%
Marston’s Plc		466,500	4,052,969

Business Services — 2.9%
Aegis Group Plc		4,305,900	12,710,016
Intertek Group Plc		789,600	14,085,291
Punch Taverns Plc		170,600	4,186,358
Whitbread Plc		261,129	9,696,572

			40,678,237

Energy & Utilities — 1.5%
International Power Plc		1,913,600	14,930,875
Severn Trent Plc		196,600	5,547,835

			20,478,710

Entertainment & Leisure — 0.6%
IG Group Holdings Plc		1,534,800	8,977,689

Finance — 1.3%
Amvescap Plc		414,100	4,563,354
Close Brothers Group Plc		435,100	8,673,401
ICAP Plc		476,600	4,975,426

			18,212,181

Food & Agriculture — 0.6%
Premier Foods Plc		1,419,900	8,179,854

Machinery & Heavy Equipment — 0.7%
The Weir Group Plc		811,900	9,721,964

Manufacturing — 1.6%
Burberry Group Plc		476,400	6,121,753
Charter Plc		481,200	8,403,977
IMI Plc		683,700	7,803,411

			22,329,141

Measuring & Controlling Devices — 0.5%
Rotork Plc		447,912	7,470,046

Publishing & Printing — 0.5%
De La Rue Plc		499,000	7,020,976

Real Estate — 0.6%
InterContinental Hotels Group Plc		354,831	8,770,050

Transportation — 0.9%
Arriva Plc		895,400	13,109,342

Waste Management — 1.5%
Biffa Plc		1,044,200	7,068,594
Kelda Group Plc		717,900	13,251,275

			20,319,869

Total United Kingdom			198,155,432

TOTAL COMMON STOCKS (Cost $974,750,780)			1,316,384,695

PREFERRED STOCKS — 0.5%
Netherlands — 0.5%
Koninklijke Boskalis Westminister NV (Cost $6,883,043)		69,000	6,866,910

	MATURITY	PAR/SHARES (000)
SHORT TERM INVESTMENTS — 3.9%
Federal Home Loan Bank, Discount Notes 4.97%(e)	04/02/07	$45,000	44,993,787
Galileo Money Market Fund, 5.02%		9,786	9,785,898

TOTAL SHORT TERM INVESTMENTS (Cost $54,779,685)			54,779,685

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		VALUE
TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 98.3% (Cost $1,036,413,508)		$1,378,031,290

	NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 0.5%
Institutional Money Market Trust, 4.80%(f) (Cost $7,227,000)	7,227,000	7,227,000

TOTAL INVESTMENTS IN SECURITIES — 98.8% (Cost $1,043,640,508(a))		1,385,258,290
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.5)%		(7,227,000)
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%		23,641,798

NET ASSETS — 100.0%		$1,401,673,088

(a)	Cost for federal income tax purposes is $1,047,078,559. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$349,313,738
Gross unrealized depreciation	(11,134,007)

$338,179,731

(b)	Total or partial security on loan.
(c)	Non-income producing security.
(d)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $10,250,789, which represents 0.7% of net assets.
(e)	The rate shown is the effective yield at the time of purchase.
(f)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
PREFERRED STOCKS — 0.2%
Koninklijke Ahold NV 0.00% (Cost $1,595,645)	154,525	$1,806,187

COMMON STOCKS — 70.5%
Australia — 0.5%
Insurance — 0.1%
Insurance Australia Group Ltd.	172,538	818,060

Manufacturing — 0.2%
United Group Ltd.	111,000	1,224,113

Metal & Mining — 0.0%
Lihir Gold Ltd.	58,600	154,567
Zinifex Ltd.	11,000	140,444

		295,011

Retail Merchandising — 0.2%
Woolworths Ltd.	83,626	1,839,727

Total Australia		4,176,911

Austria — 0.1%
Telecommunications — 0.1%
Telekom Austria AG	12,100	302,423

Belgium — 0.3%
Beverages & Bottling — 0.3%
Inbev NV	28,682	2,070,909

Metal & Mining — 0.0%
Umicore	1,600	284,482

Total Belgium		2,355,391

Brazil — 0.1%
Banks — 0.0%
Unibanco SA - ADR	3,800	332,348

Energy & Utilities — 0.0%
Companhia Energetica de Minas Gerais- Cemig - ADR	3,900	189,735

Telecommunications — 0.1%
GVT Holding SA(b)	14,100	162,879
Net Servicos de Comunicacao SA - ADR	16,200	218,862

		381,741

Total Brazil		903,824

Canada — 1.3%
Metal & Mining — 0.5%
Alexco Resource Corp.(b)	6,756	32,419
Aur Resources, Inc.	6,100	128,393
Aurora Energy Resources, Inc.(b)	5,300	71,110
Energy Metals Corp.(b)	9,800	117,396
European Goldfields Ltd.(b)	12,100	58,168
Fording Canadian Coal Trust	7	155
Frontier Pacific Mining Corp.(b)	79,200	56,253
Gammon Lake Resources, Inc.(b)	13,400	235,617
Gateway Gold Corp.(b)	100,000	66,696
Gold Reserve, Inc.(b)(c)	26,280	176,339
HudBay Minerals, Inc.(b)	14,500	255,461
Inmet Mining Corp.	3,000	165,007
International Uranium Corp.(b)	4,700	57,646
Kinross Gold Corp.	23,700	327,222
Minefinders Corp. Ltd.(b)(c)	40,000	476,400
NovaGold Resources, Inc.(b)(c)	16,792	284,624
Southwestern Resources Corp.(b)	47,300	324,893
Stratagold Corp.(b)	218,500	143,837
Sunridge Gold Corp.(b)	130,457	246,337
Sxr Uranium One, Inc.(b)	17,100	235,801
Triex Minerals Corp.(d)	6,600	32,871
West Timmins Mining, Inc.(b)	31,077	16,959
Yamana Gold, Inc.	36,700	530,553

		4,040,157

Motor Vehicles — 0.0%
Westport Innovations, Inc.(b)	70,500	95,873

Oil & Gas — 0.7%
Accrete Energy, Inc.(b)	4,960	22,942
Alberta Clipper Energy, Inc.(b)	5,026	18,851
Birchcliff Energy Ltd.(b)	17,100	65,615
C1 Energy Ltd.(b)	85,733	19,308
Canadian Superior Energy, Inc.(b)	22,000	55,880
Canext Energy Ltd.(b)	3,900	2,534
Capitol Energy Resources Ltd.(b)	14,595	87,733
Cinch Energy Corp.(b)	40,320	42,957
Compton Petroleum Corp.(b)	68,499	690,033
Crescent Point Energy Trust	1	10
Crew Energy, Inc.(b)	9,400	85,492
Daylight Resources Trust	13,411	111,982
Delphi Energy Corp.(b)	24,700	33,161
Ember Resources, Inc.(b)	12,136	26,281
Endev Energy, Inc.(b)	231,700	220,762
Fairquest Energy Ltd.(b)	3,800	10,533
First Calgary Petroleums Ltd.(b)	14,554	64,040
Galleon Energy, Inc. - Class A(b)(d)	28,617	419,154
Gastar Exploration Ltd.(b)(c)	15,900	35,775
Highpine Oil & Gas Ltd.(b)	8,193	97,223
HSE Integrated Ltd.(b)	561	879
Innova Exploration Ltd.(b)(d)	4,860	22,311
Iteration Energy Ltd.(b)	4,021	20,027
Leader Energy Services Ltd.(b)	15,957	11,472
Midnight Oil Exploration Ltd.(b)	81,200	123,084
Niko Resources Ltd. (acquired 6/20/03 through 11/10/03, cost $40,606)(e)	2,000	145,414
Oilexco, Inc.(b)	72,025	534,027
Open Range Energy Corp.(b)	1,976	4,946
Pacific Rodera Energy, Inc.(b)	37,300	24,554
Pengrowth Energy Trust	1,505	25,358
Petrolifera Petroleum Ltd.(b)	6,550	108,590
ProspEx Resources Ltd.(b)	43,140	147,599
Real Resources, Inc.(b)	9,685	82,127
Suncor Energy, Inc.	18,000	1,369,684
Tag Oil Ltd.(d)	4,000	935
Technicoil Corp.(b)	46,400	33,760
Thunder Energy Trust	27,094	83,548
Trafalgar Energy Ltd.(b)	841	2,950
TransCanada Corp.	700	23,252
True Energy Trust	11,382	57,677
Tusk Energy Corp. (acquired 03/10/05, cost $39,439)(b)(d)(e)	10,557	16,917
Tusk Energy Corp. (acquired 06/02/06, cost $37,327)(b)(d)(e)	10,000	16,024

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Canada (Continued)
Oil & Gas (Continued)
Tusk Energy Corp. (acquired 10/05/05 through 01/05/07, cost $134,551)(b)	37,409	$59,945
Vault Energy Trust	5,850	25,234
Vero Energy, Inc.(b)	4,447	22,225
West Energy Ltd.(b)	143	488
Western Oil Sands, Inc. - Class A(b)	1,800	53,166

		5,126,459

Real Estate — 0.0%
Boardwalk Real Estate Investment Trust (REIT)	3,256	125,135

Transportation — 0.1%
Canadian Pacific Railway Ltd.	18,838	1,059,791
Railpower Technologies Corp.(b)	17,600	10,214

		1,070,005

Total Canada		10,457,629

Cayman Islands — 0.0%
Energy & Utilities — 0.0%
Suntech Power Holdings Co., Ltd. - ADR(b)(c)	1,200	41,532

Entertainment & Leisure — 0.0%
Melco PBL Entertainment Ltd. - ADR(b)	3,600	58,104

Total Cayman Islands		99,636

Chile — 0.0%
Banks — 0.0%
Banco Santander Chile SA - ADR	2,100	104,727

China — 0.0%
Entertainment & Leisure — 0.0%
Xinhua Finance Media Ltd. - ADR(b)	2,600	28,522

Metal & Mining — 0.0%
Alexco Resource Corp.(b)	3,266	15,672
Crosshair Exploration & Mining Corp.(b)	1,700	4,653

		20,325

Personal Services — 0.0%
New Oriental Education & Technology Group, Inc. - ADR(b)	350	14,186

Total China		63,033

Denmark — 0.1%
Aerospace — 0.1%
MTU Aero Engines Holding AG	6,700	400,878

Finland — 0.3%
Banks — 0.0%
OKO Bank Plc - Series A	8,500	144,886

Machinery & Heavy Equipment — 0.0%
Metso OYJ	4,500	237,747

Manufacturing — 0.1%
Wartsila OYJ - Series B	4,100	253,529

Metal & Mining — 0.0%
Outokumpu OYJ - Series B	6,400	$219,976

Paper & Forest Products — 0.2%
Upm-Kymmene OYJ	60,781	1,548,369

Total Finland		2,404,507

France — 1.9%
Advertising — 0.0%
Publicis Groupe SA	3,600	173,895

Banks — 0.2%
Credit Agricole SA	43,462	1,694,727

Chemicals — 0.0%
Rhodia SA	76,800	282,131

Computer & Office Equipment — 0.1%
Neopost SA	2,100	300,164

Computer Software & Services — 0.2%
Cap Gemini SA	20,624	1,570,101

Electronics — 0.2%
Schneider Electric SA(b)	11,779	1,492,692

Entertainment & Leisure — 0.3%
Accor SA	20,490	1,958,154

Food & Agriculture — 0.3%
Carrefour SA	31,889	2,332,282
Casino Guichard-Perrachon SA	1,600	161,541

		2,493,823

Machinery & Heavy Equipment — 0.1%
Alstom	5,610	728,051

Manufacturing — 0.0%
Compagnie Generale des Etablissements Michelin - Class B	2,600	287,129

Medical Instruments & Supplies — 0.2%
Essilor International SA	12,580	1,445,224
NicOx SA	1,576	41,579

		1,486,803

Oil & Gas — 0.2%
Technip SA	15,469	1,134,877

Telecommunications — 0.1%
Alcatel SA - ADR(c)	80,400	950,328

Transportation — 0.0%
Air France	5,400	246,343

Total France		14,799,218

Germany — 1.7%
Air Transportation — 0.0%
Deutsche Lufthansa AG	8,000	217,262

Banks — 0.2%
Commerzbank AG	38,710	1,712,653

Chemicals — 0.4%
Bayer AG	38,084	2,433,827
Wacker Chemie AG	2,100	364,686

		2,798,513

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Germany (Continued)
Computer Software & Services — 0.0%
United Internet AG	17,000	$330,421

Construction — 0.1%
Bilfinger Berger AG	6,700	609,685

Durable Goods — 0.0%
Gerry Weber International AG	8,300	196,471

Finance — 0.2%
Hypo Real Estate Holding AG	22,040	1,405,562

Insurance — 0.3%
Allianz AG	10,161	2,086,386
Hannover Rueckversicherung AG	7,400	329,673

		2,416,059

Manufacturing — 0.4%
K+S AG	1,600	175,989
Siemens AG	23,499	2,511,909

		2,687,898

Miscellaneous Services — 0.1%
GEA Group AG	18,200	503,752

Real Estate — 0.0%
IVG Immobilien AG	7,500	359,175

Total Germany		13,237,451

Greece — 0.3%
Banks — 0.0%
Piraeus Bank SA	4,300	149,347

Chemicals — 0.0%
Lanxess	2,800	144,229

Telecommunications — 0.3%
Hellenic Telecommunications Organization SA	62,603	1,712,699

Total Greece		2,006,275

Hong Kong — 0.4%
Air Transportation — 0.0%
China Southern Airlines Co. Ltd. - Class H(b)	355,700	162,520

Beverages & Bottling — 0.0%
China Huiyuan Juice Group Ltd.(b)	7,600	9,269

Energy & Utilities — 0.0%
Huadian Power International Corp. Ltd.	482,991	173,082

Entertainment & Leisure — 0.0%
Hongkong & Shanghai Hotels Ltd.	86,400	136,453
Regal Hotels International Holdings Ltd.	1,608,700	142,062

		278,515

Food & Agriculture — 0.1%
Chaoda Modern Agriculture (Holdings) Ltd.	249,000	174,636
Fu Ji Food & Catering Services	59,000	185,378

		360,014

Real Estate — 0.1%
New World Development Co. Ltd.	109,416	248,141
Shun Tak Holdings Ltd.	134,000	178,015
Wheelock & Co. Ltd.	109,100	244,632

		670,788

Retail Merchandising — 0.2%
Esprit Holdings Ltd.	93,500	1,096,727

Total Hong Kong		2,750,915

Ireland — 0.1%
Computer Software & Services — 0.1%
SkillSoft Plc - ADR(b)(c)	108,500	907,060

Manufacturing — 0.0%
Smurfit Kappa Group Plc(b)	4,300	107,415

Total Ireland		1,014,475

Israel — 0.0%
Electronics — 0.0%
Mellanox Technologies Ltd.(b)	400	5,820

Italy — 0.3%
Banks — 0.0%
Unione di Banche Italiane Scpa	6,600	195,287

Construction — 0.1%
Astaldi SpA	6,555	65,148
Buzzi Unicem SpA	8,700	264,514
Impregilo SpA	40,800	288,863

		618,525

Energy & Utilities — 0.0%
AEM SpA	104,300	376,187

Insurance — 0.2%
Assicurazioni Generali SpA	29,787	1,266,939

Total Italy		2,456,938

Japan — 3.9%
Banks — 0.5%
Bank of Kyoto Ltd.	25,100	288,190
The Chiba Bank Ltd.	28,200	248,880
The Iyo Bank Ltd.	19,200	192,912
Mizuho Financial Group, Inc.	249	1,603,793
The Sumitomo Industries Ltd.	169,000	1,762,568

		4,096,343

Business Services — 0.0%
MISUMI Group, Inc.	8,100	145,036

Chemicals — 0.0%
Tokai Carbon Co. Ltd.	27,500	226,366

Computer & Office Equipment — 0.0%
Brother Industries Ltd.	12,000	162,525

Computer Software & Services — 0.0%
Nippon System Development	6,400	99,063

Conglomerates — 0.2%
Mitsui & Co. Ltd.	80,000	1,493,551

Construction — 0.4%
Daito Trust Construction Co. Ltd.	3,200	150,713
Daiwa House Industry Co. Ltd.	81,000	1,328,691
Haseko Corp.(b)	82,900	302,503
Mitsui Home Co. Ltd.	15,100	96,746
Obayashi Corp.	192,000	1,238,289

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Japan (Continued)
Construction (Continued)
Tadano Ltd.	13,400	$158,972

		3,275,914

Electronics — 0.2%
Denso Corp.	34,500	1,282,332
Star Micronics Co. Ltd.	14,200	306,679

		1,589,011

Energy & Utilities — 0.1%
Air Water, Inc.	14,600	179,279
Kurita Water Industries Ltd.	13,100	316,828

		496,107

Finance — 0.2%
Daiwa Securities Co. Ltd.	112,000	1,352,478
SBI Holdings, Inc.	400	151,731

		1,504,209

Insurance — 0.0%
Aioi Insurance Co. Ltd.	31,500	219,730

Leasing — 0.0%
Diamond Lease Co. Ltd.	3,800	189,936

Machinery & Heavy Equipment — 0.3%
Aichi Corp.	21,700	203,483
Hitachi Construction Machinery Co. Ltd.	6,100	165,131
Komatsu Ltd.	62,000	1,304,820
Miura Co. Ltd.	9,400	244,094
Nabtesco Corp.	17,600	231,500

		2,149,028

Manufacturing — 0.2%
Daihatsu Motor Co. Ltd.	14,700	139,964
Makita Corp.	28,000	1,038,357
Taiyo Nippon Sanso Corp.	26,600	240,177
Uni-Charm Corp.	3,400	215,241

		1,633,739

Medical Instruments & Supplies — 0.0%
Nihon Kohden Corp.	15,500	361,719

Metal & Mining — 0.3%
Marubeni Corp.	286,000	1,737,746
Maruichi Steel Tube Ltd.	8,000	248,473
Yamato Kogyo Co. Ltd.	8,500	266,887

		2,253,106

Motor Vehicles — 0.2%
Futaba Industrial Co. Ltd.	7,300	177,172
Isuzu Motors Ltd.	41,500	208,134
Nissan Motor Co., Ltd.	121,000	1,296,869

		1,682,175

Real Estate — 0.4%
Goldcrest Co. Ltd.	2,700	148,472
Japan General Estate Co. Ltd.	7,300	187,704
Joint Corp.	10,100	383,978
Tokyo Tatemono Co. Ltd.	62,000	935,472
Urban Corp.	81,200	1,192,780

		2,848,406

Retail Merchandising — 0.3%
Aeon Co. Ltd.	73,200	1,459,776
Point, Inc.	2,900	184,326
Shimachu Co. Ltd.	5,900	174,737
Tsuruha Holdings, Inc.	3,600	145,112
Xebio Co. Ltd.	2,498	69,742

		2,033,693

Textiles — 0.2%
Mitsubishi Rayon Co. Ltd.	186,000	1,239,053

Tires & Rubber — 0.1%
Sumitomo Rubber Industries Ltd.	18,400	201,582
Yokohama Rubber Co. Ltd.	30,600	188,004

		389,586

Transportation — 0.3%
Canon, Inc.	40,500	2,175,535
Keihin Electric Express Railway Co. Ltd.	25,700	197,155

		2,372,690

Total Japan		30,460,986

Kazakhstan — 0.0%
Banks — 0.0%
Kazkommertsbank(b)(d)	900	17,460

Luxembourg — 0.3%
Oil & Gas — 0.1%
Acergy SA - ADR(b)(c)	18,500	393,865

Real Estate — 0.0%
Gagfah SA	4,500	121,428

Telecommunications — 0.2%
SES Global	85,303	1,625,912

Total Luxembourg		2,141,205

Malaysia — 0.1%
Banks — 0.0%
Bumiputra-Commerce Holdings Berhad	73,800	212,382

Entertainment & Leisure — 0.1%
Genting Berhad	25,200	289,718

Total Malaysia		502,100

Morocco — 0.1%
Construction — 0.0%
IJM Corp. Berhad	77,700	194,391

Food & Agriculture — 0.1%
Kuala Lumpur Kepong Berhad	101,100	350,889

Real Estate — 0.0%
IOI Corp. Berhad	30,500	194,953

Total Morocco		740,233

Netherlands — 0.5%
Oil & Gas — 0.1%
SBM Offshore NV	9,800	353,334

Personal Services — 0.0%
USG People NV	6,900	284,631

Telecommunications — 0.2%
Koninklijke KPN NV	122,051	1,901,060

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Netherlands (Continued)
Transportation — 0.2%
TNT NV	32,246	$1,478,787

Total Netherlands		4,017,812

Norway — 0.5%
Banks — 0.0%
Sparebanken Midt-Norge	6,000	78,476
Sparebanken Nord-Norge	2,200	50,853
Sparebanken Rogaland(d)	2,000	58,569

		187,898

Chemicals — 0.0%
Yara International ASA	6,200	171,109

Manufacturing — 0.1%
Orkla ASA	5,700	401,831

Oil & Gas — 0.4%
Fred Olsen Energy ASA	7,300	365,703
Petroleum Geo-Services	7,900	206,328
Prosafe ASA	19,200	293,766
Statoil ASA	67,989	1,851,205

		2,717,002

Transportation — 0.0%
Stolt-Nielsen SA (acquired 1/31/05, cost $177,441)(e)	13,000	387,115

Total Norway		3,864,955

Philippines — 0.0%
Energy & Utilities — 0.0%
Pnoc Energy Development Corp.(b)	283,200	35,803

Telecommunications — 0.0%
Philippine Long Distance Telephone Co. - ADR	3,100	163,680

Total Philippines		199,483

Singapore — 0.5%
Conglomerates — 0.2%
Keppel Corp. Ltd.	154,000	1,928,616

Finance — 0.2%
DBS Group Holdings Ltd.	91,000	1,283,591

Real Estate — 0.1%
Capitacommercial Trust	124,200	227,582
CapitaLand Ltd.	73,444	387,273

		614,855

Retail Merchandising — 0.0%
Hongguo International Holdings Ltd.(b)	234,975	198,246

Total Singapore		4,025,308

South Africa — 0.0%
Retail Merchandising — 0.0%
Foschini Ltd.	11,000	104,776
Truworths International Ltd.	24,800	121,359

		226,135

South Korea — 0.2%
Computer Software & Services — 0.0%
NHN Corp.(b)	1,500	220,025

Construction — 0.1%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	5,700	209,327
Hanjin Heavy Industries Co. Ltd.	6,800	239,243

		448,570

Finance — 0.0%
Daewoo Securities Co. Ltd.(b)	13,200	236,416

Manufacturing — 0.0%
Cheil Industries, Inc.	3,700	148,464

Security Brokers & Dealers — 0.1%
Korea Investment Holdings Co. Ltd.(b)	7,900	415,657

Total South Korea		1,469,132

Spain — 0.3%
Banks — 0.3%
Banco Bilbao Vizcaya Argentaria SA	90,060	2,211,228
Bankinter SA	2,000	163,908

		2,375,136

Sweden — 0.4%
Banks — 0.2%
Nordea Bank AB	100,948	1,611,918

Construction — 0.1%
Skanska AB	15,100	336,262

Entertainment & Leisure — 0.0%
Rezidor Hotel Group AB	17,900	143,553

Manufacturing — 0.1%
SSAB Svenskt Stal AB	11,000	339,477

Retail Merchandising — 0.0%
KappAhl Holding AB	16,000	172,996

Soaps & Cosmetics — 0.0%
Oriflame Cosmetics SA	6,500	250,401

Total Sweden		2,854,607

Switzerland — 1.1%
Business Services — 0.1%
SGS Societe Generale de Surveillance Holding SA	230	274,641

Food & Agriculture — 0.3%
Barry Callebaut AG	290	215,743
Nestle SA	6,097	2,374,526

		2,590,269

Pharmaceuticals — 0.7%
Novartis AG	49,252	2,825,054
Roche Holding AG	14,602	2,583,574

		5,408,628

Total Switzerland		8,273,538

Taiwan — 0.1%
Chemicals — 0.1%
Taiwan Fertilizer Co. Ltd.	176,200	292,850

Computer Software & Services — 0.0%
MediaTek, Inc.	13,200	151,578

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
Taiwan (Continued)
Electronics — 0.0%
Cheng Uei Precision Industry Co. Ltd.	38,192	$132,722

Security Brokers & Dealers — 0.0%
Yuanta Core Pacific Securities Co.(b)(d)	159,200	124,312

Transportation — 0.0%
U-Ming Marine Transport Corp.	113,500	188,641

Total Taiwan		890,103

Thailand — 0.0%
Banks — 0.0%
Krung Thai Bank Public Co. Ltd.	174,300	60,241
Krung Thai Bank Public Co. Ltd. - Foreign(d)	72,100	24,919
Siam Commercial Bank Public Co. Ltd.(d)	53,100	99,947

		185,107

United Kingdom — 3.2%
Aerospace — 0.3%
BAE Systems Plc	244,300	2,211,425
Cobham Plc	61,700	254,973

		2,466,398

Banks — 0.2%
Lloyd TSB Group Plc	153,879	1,695,736

Beverages & Bottling — 0.0%
Marston’s Plc	13,100	113,813

Business Services — 0.3%
Aegis Group Plc	124,400	367,200
Amvescap Plc - ADR(c)	34,870	770,627
Intertek Group Plc	22,700	404,934
Punch Taverns Plc	4,800	117,788
Whitbread Plc	7,393	274,517

		1,935,066

Energy & Utilities — 0.1%
International Power Plc	55,200	430,698
ITM Power Plc(b)	12,000	27,983
Scottish Power	0	1
Severn Trent Plc	5,533	156,145

		614,827

Entertainment & Leisure — 0.0%
IG Group Holdings Plc	43,000	251,525

Finance — 0.1%
Amvescap Plc	11,900	131,137
Archipelago Holdings, Inc. (acquired 5/13/05, cost $51,017)(d)(e)	78,900	46,113
Close Brothers Group Plc	12,500	249,179
ICAP Plc	13,700	143,020

		569,449

Food & Agriculture — 0.0%
Premier Foods Plc	41,000	236,195

Insurance — 0.3%
Prudential Plc	149,426	2,109,789

Machinery & Heavy Equipment — 0.0%
The Weir Group Plc	23,300	279,002

Manufacturing — 0.1%
Burberry Group Plc	13,700	176,045
Charter Plc	13,800	241,012
IMI Plc	19,600	223,705

		640,762

Measuring & Controlling Devices — 0.0%
Rotork Plc	12,500	208,468

Metal & Mining — 0.3%
Anglo American Plc	45,735	2,409,284

Oil & Gas — 0.3%
BG Group Plc	150,261	2,167,410
Gulfsands Petroleum Plc(b)	9,000	16,914

		2,184,324

Pharmaceuticals — 0.4%
GlaxoSmithKline Plc	99,266	2,728,901
Shire Plc - ADR(c)	7,000	433,300

		3,162,201

Publishing & Printing — 0.0%
De La Rue Plc	14,000	196,981

Real Estate — 0.0%
InterContinental Hotels Group Plc	10,150	250,869

Retail Merchandising — 0.3%
Alliance Boots Group Plc	91,145	1,841,130

Telecommunications — 0.3%
Vodafone Group Plc	871,233	2,323,082

Transportation — 0.1%
Arriva Plc	25,800	377,732

Waste Management — 0.1%
Biffa Plc	30,100	203,758
Kelda Group Plc	20,700	382,089

		585,847

Total United Kingdom		24,452,480

United States — 51.9%
Advertising — 0.2%
Focus Media Holding Ltd. - ADR(b)	14,900	1,169,054
Valueclick, Inc,(b)	14,800	386,724

		1,555,778

Aerospace — 1.1%
AAR Corp.(b)(c)	6,700	184,652
Armor Holdings, Inc.(b)(c)	2,800	188,524
BE Aerospace, Inc.(b)(c)	12,250	388,325
The Boeing Co.	20,300	1,804,873
Goodrich Corp.(c)	12,000	617,760
LMI Aerospace, Inc.(b)	782	14,569
Lockheed Martin Corp.	15,700	1,523,214
Orbital Sciences Corp.(b)	2,950	55,283
Raytheon Co.(c)	31,850	1,670,851
Spirit Aerosystems Holdings, Inc. - Class A(b)	11,420	363,727

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Aerospace (Continued)
United Technologies Corp.	21,300	$1,384,500

		8,196,278

Air Transportation — 0.1%
Alaska Air Group, Inc.(b)(c)	1,000	38,100
Continental Airlines, Inc. - Class B(b)(c)	7,250	263,827
Southwest Airlines Co.	23,350	343,245

		645,172

Banks — 4.7%
Bank of America Corp.	162,900	8,311,158
Bank of Hawaii Corp.	975	51,704
Boston Private Financial Holdings, Inc.	4,600	128,432
Cathay General Bancorp(c)	4,200	142,716
Central Pacific Financial Corp.	663	24,246
Citigroup, Inc.	127,700	6,556,118
City National Corp.(c)	10,590	779,424
CoBiz, Inc.	6,100	121,451
Columbia Banking System, Inc.	3,400	114,682
Commerce Bancshares, Inc.	700	33,817
Cullen/Frost Bankers, Inc.	19,720	1,031,948
Fidelity National Information Services, Inc.	10,400	472,784
First Midwest Bancorp, Inc.	13,960	513,030
First State Bancorporation	2,300	51,865
FirstFed Financial Corp.(b)(c)	850	48,305
Hudson City Bancorp, Inc.(c)	60,595	828,940
Huntington Bancshares, Inc.	2,025	44,246
J.P. Morgan Chase & Co.	130,450	6,311,171
KBW, Inc.(b)	2,100	72,996
Key Corp.(c)	31,700	1,187,799
Pacific Capital Bancorp	1,700	54,604
Signature Bank(b)	4,600	149,684
Thomas Weisel Partners Group, Inc.(b)	900	17,118
U.S. Bancorp(c)	64,100	2,241,577
UMB Financial Corp.	3,400	128,384
Umpqua Holdings Corp.	5,650	151,250
Wachovia Corp.(c)	52,300	2,879,115
Wells Fargo & Co.	52,000	1,790,360
Wintrust Financial Corp.(c)	26,770	1,194,210
WSFS Financial Corp.	1,250	80,600
Zions Bancorporation(c)	12,515	1,057,768

		36,571,502

Beverages & Bottling — 0.6%
The Coca-Cola Co.	20,900	1,003,200
Molson Coors Brewing Co. - Class B	16,875	1,596,712
PepsiCo, Inc.	34,600	2,199,176

		4,799,088

Broadcasting — 0.5%
Belo Corp.	46,882	875,287
CBS Corp. - Class B(c)	19,500	596,505
Citadel Broadcasting Co.	2,700	25,677
CKX, Inc.(b)(c)	48,600	539,460
DIRECTV Group, Inc.(b)	81,550	1,881,359
Outdoor Channel Holdings, Inc.(b)	10,969	112,103

		4,030,391

Business Services — 1.0%
Administaff, Inc.	3,400	119,680
Advisory Board Co.(b)(c)	3,900	197,418
Alliance Data Systems Corp.(b)(c)	10,325	636,227
The Brink’s Co.(c)	15,130	959,998
Cohen & Steers, Inc.	1,425	61,389
Commvault Systems, Inc.(b)	9,700	157,140
Convergys Corp.(b)	45,200	1,148,532
Corrections Corp. of America(b)	1,200	63,372
Diamond Management & Technology Consultants, Inc.	20,900	244,321
eFunds Corp.(b)	27,900	743,814
Exlservice Holdings, Inc.(b)	5,346	110,288
Fair, Isaac & Co., Inc.	1,400	54,152
Forrester Research, Inc.(b)	14,100	399,876
Gartner, Inc. - Class A(b)(c)	1,800	43,110
Healthcare Services Group, Inc.	8,850	253,552
Hewitt Associates, Inc. - Class A(b)	12,780	373,559
Hiedrick & Struggles International, Inc.(b)	1,900	92,055
HMS Holdings Corp.(b)	3,650	79,935
Investors Financial Services Corp.(c)	7,200	418,680
Korn/Ferry International(b)(c)	2,100	48,174
Manpower, Inc.	900	66,393
National Financial Partners Corp.(c)	9,850	462,064
Net1 UEPS Technologies, Inc.(b)(c)	13,300	330,904
SEI Investments Co.	700	42,161
Standard Parking Corp.(b)	800	28,296
W.W. Grainger, Inc.(c)	8,954	691,607

		7,826,697

Chemicals — 0.5%
Agrium, Inc.(c)	3,400	130,322
Ashland, Inc.	6,790	445,424
Cabot Corp.	1,650	78,754
Celanese Corp. - Series A	39,540	1,219,414
Eastman Chemical Co.	7,800	493,974
The Lubrizol Corp.	10,150	523,030
Lyondell Chemical Co.	39,300	1,177,821

		4,068,739

Computer & Office Equipment — 1.7%
Apple Computer, Inc.(b)	26,283	2,441,953
Cisco Systems, Inc.(b)	156,418	3,993,352
Electronics for Imaging, Inc.(b)	31,740	744,303
Hewlett-Packard Co.	75,963	3,049,155
International Business Machines Corp.	25,300	2,384,778
Lexmark International, Inc.(b)(c)	800	46,768
NCR Corp.(b)(c)	11,815	564,403
Phase Metrics, Inc.(b)(d)	50,574	1,011

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	Value
COMMON STOCKS (Continued)
United States (Continued)
Computer & Office Equipment (Continued)
Western Digital Corp.(b)	2,250	$37,822

		13,263,545

Computer Software & Services — 2.8%
Activision, Inc.(b)(c)	36,331	688,109
Adobe Systems, Inc.(b)(c)	50,150	2,091,255
Aladdin Knowledge Systems Ltd.(b)	13,050	225,374
Blackboard, Inc.(b)(c)	15,850	533,036
CACI International, Inc.(b)	12,100	567,006
Cadence Design Systems, Inc.(b)	56,075	1,180,939
Ceridian Corp.(b)	6,950	242,138
Cognizant Technology Solutions Corp.(b)	10,355	914,036
Computer Sciences Corp.(b)	17,950	935,734
DST Systems, Inc.(b)(c)	875	65,800
First Data Corp.	24,900	669,810
Foundry Networks, Inc.(b)	31,450	426,776
Glu Mobile, Inc.(b)	1,300	13,000
Google, Inc. - Class A(b)(c)	6,868	3,146,643
i2 Technologies, Inc.(b)(c)	14,000	336,000
IAC/InterActiveCorp(b)(c)	10,050	378,986
IHS, Inc.(b)	20,450	840,699
Ingram Micro, Inc. - Class A(b)	15,600	301,236
International Game Technology	4,900	197,862
Juniper Networks, Inc.(b)(c)	51,950	1,022,376
Komag, Inc.(b)(c)	1,175	38,458
Lawson Software, Inc.(b)(c)	19,900	160,991
MICROS Systems, Inc.(b)	6,100	329,339
Microsoft Corp.(c)	43,800	1,220,706
Move, Inc.(b)	42,200	233,788
Oracle Corp.(b)	51,000	924,630
Phase Forward, Inc.(b)	12,300	161,499
Salesforce.com, Inc.(b)(c)	24,400	1,044,808
SonicWALL, Inc.(b)	40,400	337,744
Sun Microsystems, Inc.(b)	75,200	451,952
Sybase, Inc.(b)(c)	3,475	87,848
Sykes Enterprises, Inc.(b)	3,278	59,791
TIBCO Software, Inc.(b)	12,050	102,666
Transaction Systems Architects, Inc.(b)	25,100	812,989
Trident Microsystems, Inc.(b)(c)	2,800	56,168
The TriZetto Group, Inc.(b)	8,633	172,746
VeriFone Holdings, Inc.(b)(c)	8,200	301,186
Yahoo!, Inc.(b)	19,012	594,885

		21,869,009

Construction — 0.0%
NVR, Inc.(b)	100	66,500
United Rentals, Inc.(b)	2,825	77,688

		144,188

Containers — 0.1%
Owens-Illinois, Inc.(b)(c)	16,730	431,132
Silgan Holdings, Inc.	3,050	155,885
Smurfit-Stone Container Corp.(b)	31,410	353,677

		940,694

Electronics — 0.7%
Agilent Technologies, Inc.(b)	21,460	722,987
Ametek, Inc.	16,050	554,367
Amphenol Corp.(c)	15,250	984,693
Arrow Electronics, Inc.(b)	2,450	92,488
Intel Corp.	46,250	884,763
Intersil Corp. - Class A	22,570	597,879
L-3 Communications Holdings, Inc.	8,600	752,242
RF Micro Devices, Inc.(b)(c)	16,600	103,418
Vishay Intertechnology, Inc.(b)	36,550	510,969
WESCO International, Inc.(b)(c)	975	61,210

		5,265,016

Energy & Utilities — 2.7%
Airgas, Inc.	39,950	1,683,892
Alliant Energy Corp.	2,000	89,640
CenterPoint Energy, Inc.(c)	75,350	1,351,779
Constellation Energy Group, Inc.(c)	10,020	871,239
DTE Energy Co.	21,000	1,005,900
Edison International	19,050	935,927
El Paso Electric Co.(b)	4,900	129,115
Entergy Corp.	9,660	1,013,527
Equitable Resources, Inc.(c)	18,780	907,450
Evergreen Energy, Inc.(b)(c)	11,500	75,555
FirstEnergy Corp.(c)	27,450	1,818,288
FPL Group, Inc.(c)	10,200	623,934
Longview Energy Co. (acquired 8/13/04, cost $48,000)(d)(e)(f)	3,200	60,800
MDU Resources Group, Inc.	3,075	88,376
NRG Energy, Inc.(b)(c)	10,410	749,936
PG&E Corp.(c)	43,950	2,121,466
PPL Corp.	25,680	1,050,312
Public Service Enterprise Group, Inc.(c)	30,870	2,563,445
Puget Energy, Inc.	2,600	66,768
Questar Corp.(c)	13,770	1,228,422
Sempra Energy	35,800	2,184,158
TXU Corp.	3,100	198,710
Westar Energy, Inc.	2,800	77,056

		20,895,695

Entertainment & Leisure — 1.2%
Gaylord Entertainment Co.(b)	1,400	74,018
Hilton Hotels Corp.(c)	69,880	2,512,885
Las Vegas Sands Corp.(b)(c)	4,050	350,770
Morgans Hotel Group Co.(b)(c)	8,665	182,052
Orient-Express Hotels Ltd. - Class A(c)	16,537	989,243
Pinnacle Entertainment, Inc.(b)(c)	9,000	261,630
Scientific Games Corp. - Class A(b)(c)	18,200	597,506
Station Casinos, Inc.	2,850	246,724
Sunterra Corp.(b)	5,057	79,395
Vail Resorts, Inc.(b)	4,850	263,501
The Walt Disney Co.(c)	99,600	3,429,228
World Wrestling Entertainment, Inc.	6,550	106,765

		9,093,717

Finance — 2.8%
Affiliated Managers Group, Inc.(b)(c)	3,400	368,390
AllianceBernstein Holding LP	2,900	256,650
Ambac Financial Group, Inc.(c)	9,635	832,368

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Finance (Continued)
American Express Co.(c)	45,140	$2,545,896
AmeriCredit Corp.(b)	38,500	880,110
Ameriprise Financial, Inc.	27,850	1,591,349
The Bear Stearns Cos., Inc.(c)	9,150	1,375,702
Capital One Financial Corp.	7,265	548,217
Chicago Mercantile Exchange Holdings, Inc.(c)	1,050	559,083
CIT Group, Inc.(c)	39,640	2,097,749
eTelecare Global Solutions, Inc.(b)	9,400	142,410
Fannie Mae	12,450	679,521
The Goldman Sachs Group, Inc.	8,300	1,715,029
Investment Technology Group, Inc.(b)	3,200	125,440
Mellon Financial Corp.(c)	25,210	1,087,559
Morgan Stanley	27,100	2,134,396
Nasdaq Stock Market, Inc.(b)	5,600	164,696
NGP Capital Resources Co.	2,700	42,687
NYSE Group, Inc.(c)	21,200	1,987,500
Raymond James Financial, Inc.	1,825	54,312
Sumitomo Mitsui Financial Group, Inc.	140	1,271,215
T. Rowe Price Group, Inc.	3,150	148,649
TD Ameritrade Holding Corp.(b)	19,610	291,797
UBS AG	3,250	193,148
Washington Mutual, Inc.(c)	15,600	629,928
Wright Express Corp.(b)(c)	11,650	353,344

		22,077,145

Food & Agriculture — 1.0%
Archer-Daniels-Midland Co.	12,050	442,235
Bunge Ltd.(c)	2,770	227,749
ConAgra Foods, Inc.	53,400	1,330,194
Corn Products International, Inc.	1,450	51,605
Del Monte Foods Co.	66,340	761,583
General Mills, Inc.	28,150	1,638,893
Monsanto Co.	39,036	2,145,419
Panera Bread Co. - Class A(b)(c)	7,700	454,762
Pilgrim’s Pride Corp.(c)	27,120	900,113

		7,952,553

Insurance — 2.5%
ACE Ltd.	10,250	584,865
Aetna, Inc.	26,600	1,164,814
The Allstate Corp.	34,650	2,081,079
American Financial Group, Inc.	2,550	86,802
American International Group, Inc.	42,150	2,833,323
Axis Capital Holdings Ltd.	15,960	540,406
CHUBB Corp.	32,150	1,661,191
Conseco, Inc.(b)(c)	47,171	816,058
Endurance Specialty Holdings Ltd.(c)	17,341	619,767
Everest Re Group Ltd.	525	50,489
First Mercury Financial Corp.(b)	4,900	100,695
HCC Insurance Holdings, Inc.	1,600	49,280
IPC Holdings Ltd.	3,497	100,888
MetLife, Inc.(c)	26,900	1,698,735
National Atlantic Holdings Corp. - Class A(b)	4,700	60,771
Nationwide Financial Services, Inc.	13,150	708,259
PartnerRe Ltd.	600	41,124
Platinum Underwriters Holdings Ltd.	5,541	177,755
Travelers Companies, Inc.	47,750	2,472,018
UnumProvident Corp.(c)	57,650	1,327,680
W.R. Berkley Corp.(c)	30,975	1,025,892
WellPoint, Inc.(b)	5,600	454,160
XL Capital Ltd.	10,450	731,082

		19,387,133

Machinery & Heavy Equipment — 0.1%
Bucyrus International, Inc. - Class A(c)	2,700	139,050
Joy Global, Inc.(c)	5,750	246,675
Regal-Beloit Corp.	1,100	51,018
Terex Corp.(b)(c)	9,000	645,840

		1,082,583

Manufacturing — 3.9%
Actuant Corp. - Class A(c)	5,450	276,642
Acuity Brands, Inc.(c)	1,050	57,162
Aptargroup, Inc.	2,750	184,058
Callaway Golf Co.(c)	12,922	203,651
Chart Industries, Inc.(b)	10,650	193,404
Chattem, Inc.(b)	2,400	141,456
Cooper Industries Ltd. - Class A	35,606	1,601,914
Corning, Inc.(b)	86,549	1,968,124
Crane Co.	1,000	40,420
Cummins, Inc.(c)	7,850	1,136,052
Danaher Corp.	16,750	1,196,787
Elizabeth Arden, Inc.(b)	6,300	137,466
Energizer Holdings, Inc.(b)	15,350	1,309,815
Foster Wheeler Ltd.(b)	6,818	398,103
Gardner Denver, Inc.(b)	15,800	550,630
General Electric Co.	211,600	7,482,176
Harsco Corp.	1,200	53,832
Hexel Corp.(b)(c)	3,750	74,438
Honeywell International, Inc.	48,050	2,213,183
IDEX Corp.	8,950	455,376
Jones Apparel Group, Inc.	12,170	373,984
Ladish Co., Inc.(b)	4,500	169,380
Mattel, Inc.	20,200	556,914
Mettler-Toledo International, Inc.(b)	500	44,785
Nucor Corp.(c)	12,800	833,664
Parker Hannifin Corp.(c)	17,400	1,501,794
Paxar Corp.(b)	6,150	176,505
Phillips-Van Heusen Corp.	1,000	58,800
Polo Ralph Lauren Corp.(c)	13,925	1,227,489
Precision Castparts Corp.	6,875	715,344
Quanex Corp.	2,800	118,580
RBC Bearings, Inc.(b)	3,300	110,319
Reynold American, Inc.(c)	13,850	864,378
Rockwell Automation, Inc.(c)	6,050	362,214
Shuffle Master, Inc.(b)(c)	6,600	120,450
Sirona Dental Systems, Inc.	1,100	37,906
Smith & Wesson Holding Corp.(b)	2,200	28,798
Textron, Inc.	16,240	1,458,352
The Warnaco Group, Inc.(b)	16,600	471,440
Watson Wyatt Worldwide, Inc.	7,700	374,605

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Manufacturing (Continued)
Whirlpool Corp.(c)	8,440	$716,640

		29,997,030

Measuring & Controlling Devices — 0.4%
Thermo Electron Corp.(b)(c)	59,300	2,772,275

Medical & Medical Services — 1.5%
Amgen, Inc.(b)(c)	5,700	318,516
Animal Health International, Inc.(b)	3,100	37,479
Apria Healthcare Group, Inc.(b)	1,900	61,275
Coventry Health Care, Inc.(b)	45,345	2,541,587
Digene Corp.(b)	6,350	269,304
Health Net, Inc.(b)	825	44,393
Henry Schein, Inc.(b)(c)	15,400	849,772
Kindred Healthcare, Inc.(b)	2,100	68,838
LifePoint Hospitals, Inc.(b)	8,500	324,870
McKesson Corp.	8,000	468,320
Medco Health Solutions, Inc.(b)	18,835	1,366,103
Mylan Laboratories, Inc.	50,200	1,061,228
Noven Pharmaceuticals, Inc.(b)	14,950	346,840
Omnicare, Inc.(c)	16,080	639,502
Pediatrix Medical Group, Inc.(b)(c)	18,800	1,072,728
Pharmaceutical Product Development, Inc.	1,000	33,690
Quest Diagnostics, Inc.(c)	11,050	551,064
Radiation Therapy Services, Inc.(b)	3,100	94,984
Santarus, Inc.(b)(c)	21,400	150,656
Symbion, Inc.(b)	10,650	208,846
UnitedHealth Group, Inc.	23,050	1,220,958
Vital Images, Inc.(b)	5,450	181,267
WellCare Health Plans, Inc.(b)	900	76,725

		11,988,945

Medical Instruments & Supplies — 1.4%
Align Technology, Inc.(b)(c)	27,200	431,392
Allscripts Healthcare Solutions, Inc.(b)	4,800	128,688
Beckman Coulter, Inc.	10,200	651,678
Becton, Dickinson & Co.	8,150	626,654
Bruker BioSciences Corp.(b)	11,550	121,506
Charles River Laboratories International, Inc.(b)	1,700	78,642
The Cooper Cos., Inc.(c)	16,100	782,782
Cutera, Inc.(b)	7,550	273,234
DJ Orthopedics, Inc.(b)	11,600	439,640
Edwards Lifesciences Corp.(b)(c)	1,300	65,910
Ev3, Inc.(b)(c)	7,250	142,825
Hillenbrand Industries, Inc.(c)	12,357	733,635
Hologic, Inc.(b)(c)	12,800	737,792
Home Diagnostics, Inc.(b)	3,200	34,560
Johnson & Johnson	37,640	2,268,186
Kinetic Concepts, Inc.(b)	9,650	488,676
Kyphon, Inc.(b)(c)	3,800	171,532
Martek Biosciences Corp.(b)(c)	19,750	407,245
Mentor Corp.	700	32,200
MWI Veterinary Supply, Inc.(b)	3,600	118,800
Orthofix International, NV(b)	2,400	122,520
SonoSite, Inc.(b)	3,800	107,388
Varian Medical Systems, Inc.(b)(c)	6,550	312,370
Waters Corp.(b)	2,800	162,400
Wright Medical Group, Inc.(b)(c)	14,705	327,774
Zimmer Holdings, Inc.(b)	13,400	1,144,494

		10,912,523

Metal & Mining — 1.2%
Alpha Natural Resources, Inc.(b)(c)	1,000	15,630
Century Aluminum Co.(b)	15,750	738,360
CONSOL Energy, Inc.(c)	91,890	3,595,656
Foundation Coal Holdings, Inc.(c)	3,000	103,020
Freeport-McMoran Copper & Gold, Inc. - Class B(c)	18,591	1,230,538
Kinross Gold Corp.(b)	22,235	306,621
Massey Energy Co.(c)	74,828	1,795,124
MSC Industrial Direct Co., Inc.	8,100	378,108
Peabody Energy Corp.	598	24,063
Reliance Steel & Aluminum Co.	1,000	48,400
Steel Dynamics, Inc.	1,550	66,960
United States Steel Corp.	10,050	996,658

		9,299,138

Miscellaneous Services — 0.0%
TeleTech Holdings, Inc.(b)	4,500	165,105

Motor Vehicles — 0.3%
Ford Motor Co.(c)	65,010	512,929
Oshkosh Truck Corp.(c)	10,550	559,150
PACCAR, Inc.(c)	10,500	770,700
Tenneco Automotive, Inc.(b)	5,400	137,484

		1,980,263

Oil & Gas — 5.0%
AGL Resources, Inc.	19,398	828,683
American Oil & Gas, Inc.(b)(c)	5,947	32,292
Atwood Oceanics, Inc.(b)	3,200	187,808
BJ Services Co.(c)	5,500	153,450
Bois d’Arc Energy, Inc.(b)	2,400	31,752
Cal Dive International, Inc.(b)	7,800	95,238
Callon Petroleum Co.(b)	2,500	33,925
Cameron International Corp.(b)(c)	725	45,523
CanArgo Energy Corp.(b)	191,100	200,655
Chesapeake Energy Corp.(c)	7,100	219,248
Chevron Corp.	52,450	3,879,202
Cimarex Energy Co.	2,225	82,370
Clayton Williams Energy, Inc.(b)	20,823	590,749
Complete Production Services, Inc.(b)	900	17,919
Comstock Resources, Inc.(b)	5,900	161,542
ConocoPhillips	67,900	4,640,965
Delta Petroleum Corp.(b)(c)	7,655	175,759
Devon Energy Corp.	2	138
Diamond Offshore Drilling, Inc.(c)	16,517	1,337,051
Energen Corp.	17,500	890,575
ENSCO International, Inc.(c)	24,050	1,308,320
EOG Resources, Inc.(c)	11,010	785,453
EXCO Resources, Inc.(b)	7,000	116,060
The Exploration Co.(b)	8,700	94,395
Exxon Mobil Corp.	104,150	7,858,118
Gasco Energy, Inc.(b)(c)	18,500	45,140
GlobalSantaFe Corp.(c)	26,087	1,609,046
Goodrich Petroleum Corp.(b)(c)	3,650	122,749

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Oil & Gas (Continued)
Grant Prideco, Inc.(b)(c)	9,300	$463,512
Halliburton Co.(c)	6,330	200,914
Helmerich & Payne, Inc.	2,000	60,680
Hercules Offshore, Inc.(b)(c)	5,100	133,926
Marathon Oil Corp.	31,450	3,108,204
Mariner Energy, Inc.(b)	5,500	105,215
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(d)(e)(f)	2,895	78,165
Newfield Exploration Co.(b)(c)	28,824	1,202,249
Noble Energy, Inc.(c)	2,150	128,247
Oceaneering International, Inc.(b)	5,000	210,600
Oil States International, Inc.(b)	3,800	121,942
Oneok, Inc.	1,725	77,625
Parallel Petroleum Corp.(b)	4,879	111,973
Particle Drilling Technologies, Inc.(b)(c)	3,651	14,421
Petrohawk Energy Corp.(b)	10,345	136,244
Petroquest Energy, Inc.(b)	10,336	120,828
Precision Drilling Trust(c)	3,300	75,405
Pride International, Inc.(b)(c)	13,800	415,380
Rowan Cos., Inc.(c)	8,450	274,372
Schlumberger Ltd.(c)	18,350	1,267,985
Southwest Gas Corp.	1,325	51,503
Southwestern Energy Co.(b)	10,640	436,027
St. Mary Land & Exploration Co.	1,575	57,771
Superior Energy Services, Inc.(b)(c)	6,350	218,884
TETRA Technologies, Inc.(b)(c)	5,400	133,434
Tidewater, Inc.(c)	1,100	64,438
Treasure Island Royalty Trust(b)	217,129	48,854
Unit Corp.(b)	1,325	67,032
Valero Energy Corp.	21,150	1,363,963
Weatherford International Ltd.(b)	10,799	487,028
XTO Energy, Inc.	31,750	1,740,217

		38,521,163

Paper & Paper Products — 0.1%
Temple-Inland, Inc.	8,400	501,816

Personal Services — 0.1%
Laureate Education, Inc.(b)(c)	12,500	737,125

Pharmaceuticals — 2.3%
Abbott Laboratories	35,150	1,961,370
Allergan, Inc.(c)	5,381	596,323
Amylin Pharmaceuticals, Inc.(b)(c)	9,550	356,788
Cephalon, Inc.(b)(c)	340	24,211
Endo Pharmaceuticals Holdings, Inc.(b)	11,450	336,630
Genentech, Inc.(b)	3,500	287,420
Genzyme Corp.(b)	18,350	1,101,367
Gilead Sciences, Inc.(b)	22,000	1,683,000
ICON Plc - ADR(b)	2,800	119,280
IMS Health, Inc.	10,400	308,464
King Pharmaceuticals, Inc.(b)	25,750	506,503
Medicis Pharmaceutical Corp.(c)	13,100	403,742
Merck & Co., Inc.	97,920	4,325,126
Myriad Genetics, Inc.(b)(c)	1,450	49,967
Pfizer, Inc.	229,200	5,789,592
United Therapeutics Corp.(b)(c)	600	32,268

		17,882,051

Plastics — 0.2%
Sonoco Products Co.	31,300	1,176,254

Publishing & Printing — 0.4%
Dow Jones & Co., Inc.(c)	9,355	322,467
The McGraw-Hill Cos., Inc.	25,250	1,587,720
R.R. Donnelley & Sons Co.(c)	24,405	892,979
Tribune Co.(c)	10,490	336,834

		3,140,000

Railroad & Shipping — 0.3%
CSX Corp.	7,420	297,171
Union Pacific Corp.(c)	18,050	1,832,977
UTI Worldwide, Inc.	15,000	368,700

		2,498,848

Real Estate — 1.3%
Apartment Investment & Management Co. (REIT)	750	43,268
Arbor Realty Trust, Inc. (REIT)	3,100	94,364
Boston Properties, Inc. (REIT)(c)	7,770	912,198
Camden Property Trust (REIT)	8,560	601,854
CB Richard Ellis Group, Inc. - Class A (REIT)(b)	25,550	873,299
Corporate Office Properties Trust (REIT)(c)	2,600	118,768
Education Realty Trust, Inc. (REIT)	7,750	114,545
Gramercy Capital Corp. (REIT)	4,900	150,332
Highwoods Properties, Inc.	1,200	47,388
Hospitality Properties Trust (REIT)	1,400	65,520
Mack-Cali Realty Corp. (REIT)(c)	11,220	534,409
New Plan Excel Realty Trust (REIT)	1,750	57,802
ProLogis (REIT)	34,470	2,238,137
Simon Property Group, Inc. (REIT)(c)	25,580	2,845,775
Taubman Centers, Inc.	15,800	916,242
UDR, Inc.	2,025	62,005

		9,675,906

Restaurants — 0.5%
CKE Restaurants, Inc.	19,740	372,296
Darden Restaurants, Inc.	875	36,041
Jack-in-the-Box, Inc.(b)	950	65,674
McDonald’s Corp.	61,800	2,784,090
Red Robin Gourmet Burgers, Inc.(b)(c)	6,350	246,507

		3,504,608

Retail Merchandising — 2.8%
Advance Auto Parts, Inc.	23,620	910,551
American Eagle Outfitters, Inc.(c)	14,662	439,713
AutoZone, Inc.(b)	400	51,256
Big Lots, Inc.(b)(c)	2,100	65,688
Borders Group, Inc.(c)	38,460	785,353
Central Garden & Pet Co.(b)	19,290	283,563
The Children’s Place Retail Stores, Inc.(b)	4,200	234,192
Coach, Inc.(b)	6,050	302,802
Coldwater Creek, Inc.(b)(c)	7,200	146,016
Copart, Inc.(b)	4,200	117,642
CVS Corp.	5,678	193,847

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS (Continued)
United States (Continued)
Retail Merchandising (Continued)
Dick’s Sporting Goods, Inc.(b)(c)	9,938	$578,988
Dillard’s, Inc. - Class A(c)	16,000	523,680
Dollar Tree Stores, Inc.(b)	47,650	1,822,136
Federated Department Stores, Inc.(c)	50,650	2,281,783
GameStop Corp.(b)(c)	21,600	703,512
Genesco, Inc.(b)(c)	3,931	163,254
Golfsmith International Holdings, Inc.(b)	19,400	168,780
J.C. Penney Co., Inc.(c)	23,650	1,943,084
Jarden Corp.(b)(c)	4,900	187,670
The Kroger Co.	61,570	1,739,353
Limited Brands, Inc.	31,830	829,490
Officemax, Inc.	12,650	667,161
O’Reilly Automotive, Inc.(b)	23,200	767,920
Payless ShoeSource, Inc.(b)	1,750	58,100
Rent-A-Center, Inc.(b)	1,650	46,167
Saks, Inc.(c)	15,721	327,626
Sally Beauty Holdings, Inc.(b)	10,900	100,171
Staples, Inc.	48,550	1,254,532
SUPERVALU, Inc.(c)	15,920	621,994
The Talbots, Inc.(c)	24,016	567,258
TJX Cos., Inc.	15,900	428,664
Wal-Mart Stores, Inc.	48,600	2,281,770

		21,593,716

Security Brokers & Dealers — 0.3%
iShares Russell 2000 Value Index Fund	1,463	118,430
Lehman Brothers Holdings, Inc.(c)	19,050	1,334,833
Piper Jaffray Cos., Inc.(b)(c)	9,300	576,042
Waddell & Reed Financial, Inc.	7,200	167,904

		2,197,209

Semiconductors & Related Devices — 0.8%
Avnet, Inc.(b)(c)	23,150	836,641
Cymer, Inc.(b)(c)	3,300	137,115
Integrated Device Technology, Inc.(b)(c)	18,500	285,270
Lam Research Corp.(b)(c)	21,620	1,023,491
Marvell Technology Group Ltd.(b)(c)	10,550	177,345
MEMC Electronic Materials, Inc.(b)	10,300	623,974
Micrel, Inc.(b)(c)	22,700	250,154
Microsemi Corp.(b)(c)	9,200	191,452
PMC-Sierra, Inc.(b)(c)	125,700	881,157
Standard Microsystems Corp.(b)	8,900	271,806
STMicroelectronics NV - NY Shares(c)	80,500	1,545,600
Ultra Clean Holdings, Inc.(b)	8,004	138,469

		6,362,474

Soaps & Cosmetics — 0.8%
Colgate-Palmolive Co.	8,400	561,036
Estee Lauder Cos., Inc.	17,000	830,450
The Procter & Gamble Co.	75,630	4,776,791

		6,168,277

Telecommunications — 2.9%
Amdocs Ltd.(b)	35,570	1,297,594
American Tower Corp. - Class A(b)	37,516	1,461,248
Andrew Corp.(b)	61,240	648,532
Anixter International, Inc.(b)	900	59,346
Arris Group, Inc.(b)	3,150	44,352
AT&T, Inc.(c)	246,976	9,738,264
CenturyTel, Inc.(c)	925	41,801
Clearwire Corp.(b)(c)	5,600	114,632
EMS Technologies, Inc.(b)	13,600	262,072
Harman International Industries, Inc.	10,750	1,032,860
Harris Corp.	31,700	1,615,115
NII Holdings, Inc.(b)(c)	19,627	1,455,931
Occam Networks, Inc.(b)	8,700	97,179
Polycom, Inc.(b)(c)	12,900	429,957
QUALCOMM, Inc.	19,690	839,975
Sprint Nextel Corp.(c)	0	0
Tessera Technologies, Inc.(b)	3,000	119,220
Verizon Communications, Inc.(c)	81,694	3,097,836

		22,355,914

Textiles — 0.0%
Carter’s, Inc.(b)	11,980	303,573

Tires & Rubber — 0.1%
Cooper Tire & Rubber Co.(c)	18,848	344,730
The Goodyear Tire & Rubber Co.(b)(c)	23,900	745,441

		1,090,171

Tobacco — 0.6%
Altria Group, Inc.	45,977	4,037,241
Carolina Group	11,530	871,783

		4,909,024

Transportation — 0.2%
C.H. Robinson Worldwide, Inc.(c)	925	44,169
FedEx Corp.(c)	9,100	977,613
Knight Transportation, Inc.(c)	4,800	85,536
Old Dominion Freight Line, Inc.(b)	1,100	31,691
Ryder Systems, Inc.	9,875	487,232
Vitran Corp., Inc.(b)	4,450	87,442
Yellow Roadway Corp.	1,225	49,270
YRC Worldwide, Inc.(b)(c)	3,500	140,770

		1,903,723

Waste Management — 0.2%
Allied Waste Industries, Inc.(b)	103,300	1,300,547
Clean Harbors, Inc.(b)	1,500	67,830
Republic Services, Inc.	1,800	50,076

		1,418,453

Total United States		402,720,507

TOTAL COMMON STOCKS (Cost $434,555,169)		546,956,338

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
WARRANTS — 0.0%
Point North Energy Ltd. (issued 7/24/03, expiring 7/23/08, strike price 5.00 CAD) (acquired 7/24/03, cost $0)(d)(e)(f)		13,755	$3,931
Triex Minerals Corp. (issued 12/23/05, expiring 6/23/07, strike price 3.00 CAD) (acquired 12/23/05, cost $0)(d)(f)(g)		3,300	6,003

TOTAL WARRANTS (Cost $0)			9,934

	MATURITY	PAR (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Mortgage Corp., Unsecured Notes 4.62%	05/28/13	$150	145,957
Federal National Mortgage Assoc., Unsecured Notes 7.25%	01/15/10	1,245	1,323,061
Resolution Funding Corp., Strip Bonds 6.29%(h)	07/15/18	150	86,034
6.30%(h)	10/15/18	150	84,822
Small Business Administration Participation Certificates, Series 97-20F, Class 1 7.20%	06/01/17	566	590,056
Small Business Administration Participation Certificates, Series 97-P10C, Class 1 6.85%	08/01/07	81	81,433
U.S. Treasury Bonds 4.50%	02/15/36	65	61,283
U.S. Treasury Inflation Protected Bonds 2.00%	01/15/26	1,930	1,870,646
2.38%	01/15/27	560	517,717
U.S. Treasury Notes 4.62%	11/16-02/17	7,880	7,862,409

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $12,661,070)			12,623,418

MORTGAGE PASS-THROUGHS — 10.8%
Federal Home Loan Mortgage Corp. ARM 5.03%(i)	12/01/35	761	756,009
Federal Home Loan Mortgage Corp. Gold 8.00%	08/08-08/27	24	25,338
8.50%	07/01/09	0	4
4.00%	05/10-05/19	182	175,777
6.00%	04/13-06/16	129	130,714
4.50%	05/18-08/20	1,512	1,466,932
5.50%	09/21-08/33	3,686	3,684,801
9.50%	12/01/22	250	270,051
7.50%	09/01/27	0	343
6.50%	01/29-08/32	69	71,492
5.00%	05/01/34	218	210,786
Federal Home Loan Mortgage Corp. Gold 15 Year TBA 6.00%	04/01/22	1,000	1,016,250
Federal Home Loan Mortgage Corp. Gold 30 Year TBA 6.00%	05/13/34	1,000	1,007,500
5.00%	04/01/37	2,000	1,932,500
5.50%	04/01/37	8,000	7,912,496
Federal National Mortgage Assoc. 8.00%	04/08-02/33	179	189,571
7.00%	08/08-10/32	329	339,747
8.50%	02/01/09	6	6,588
6.50%	01/11-09/36	4,595	4,692,184
6.00%	09/11-04/35	8,189	8,308,394
5.50%	04/17-06/36	17,546	17,515,780
5.00%	01/18-07/35	12,281	12,130,948
4.50%	10/01/18	427	414,910
4.00%	06/01/19	911	860,843
7.50%	02/30-01/31	425	445,706
Federal National Mortgage Assoc. 15 Year TBA 4.50%	04/01/22	2,000	1,935,624
6.00%	04/01/22	2,000	2,032,500
Federal National Mortgage Assoc. 30 Year TBA 5.00%	04/01/37	7,000	6,761,566
5.50%	04/01/37	6,000	5,936,250
Federal National Mortgage Assoc. ARM 4.78%(i)	01/01/35	788	782,482
Government National Mortgage Assoc. I 6.50%	02/09-11/28	363	372,457
7.50%	11/10-12/29	36	36,544
6.00%	10/23-02/24	272	276,144
7.00%	09/31-05/32	45	47,473
5.50%	04/33-12/34	711	708,323
Government National Mortgage Assoc. II 5.00%	10/20/33	1,222	1,186,576
Government National Mortgage Assoc. II ARM 3.75%(i)	05/20/34	180	179,164

TOTAL MORTGAGE PASS-THROUGHS (Cost $83,734,976)			83,820,767

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1 5.00%	07/25/19	65	64,085
Countrywide Home Loans, Series 03-27, Class M 3.91%(i)	06/25/33	572	563,561
Countrywide Home Loans, Series 03-58, Class B1 4.60%(i)	02/19/34	211	207,095
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO) 0.00%	11/25/12	6,574	169,489
Federal Home Loan Mortgage Corp., Series 235 (IO) 5.50%(h)	02/01/36	1,829	432,189
Federal Home Loan Mortgage Corp., Series 2529, Class MB 5.00%	11/15/17	100	98,841

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp., Series 2574, Class HP 5.00%	02/15/18	$1,420	$1,390,703
Federal Home Loan Mortgage Corp., Series 2668, Class AD 4.00%	01/15/15	160	157,641
Federal Home Loan Mortgage Corp., Series 2707, Class PW 4.00%	07/15/14	223	220,835
Federal Home Loan Mortgage Corp., Series 2864, Class NA 5.50%	01/15/31	151	151,633
Federal Home Loan Mortgage Corp., Series 2996, Class MK 5.50%	06/15/35	826	833,553
Federal National Mortgage Assoc., Series 03-16, Class BC 5.00%	03/25/18	50	48,868
Federal National Mortgage Assoc., Series 04-31, Class PK 3.50%	06/25/10	14	13,678
Federal National Mortgage Assoc., Series 04-88, Class HA 6.50%	07/25/34	66	67,231
Federal National Mortgage Assoc., Series 04-99, Class AO 5.50%	01/25/34	128	128,075
Federal National Mortgage Assoc., Series 05-3, Class AP 5.50%	02/25/35	114	115,379
Federal National Mortgage Assoc., Series 05-51, Class TA 5.50%	05/01/35	2,000	2,008,261
Federal National Mortgage Assoc., Series 05-80, Class PB 5.50%	04/25/30	1,050	1,053,153
Federal National Mortgage Assoc., Series 363, Class 2 (IO) 5.50%(h)	11/01/35	2,090	481,092
Federal National Mortgage Assoc., Series 379, Class 5 (IO) 5.00%(h)	05/25/36	2,065	494,208
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A 5.63%(i)	11/19/35	947	949,263
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4 5.93%	12/15/25	825	839,706
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1 6.16%(g)	07/14/16	610	624,141
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C8, Class A1 3.64%	11/15/27	402	394,677
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A1 2.95%	03/15/29	256	247,544
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1 3.88%	08/15/29	198	194,518
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4 5.37%	09/15/39	960	959,834
Master Alternative Loans Trust, Series 04-4, Class 1A1 5.50%	05/25/34	128	127,072
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO) 11.00%(h)	02/17/17	39	10,300
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO) 11.50%(j)	02/17/17	43	36,754
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO) 11.00%(h)	03/06/17	29	8,809
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO) 11.50%(j)	03/06/17	29	23,963
Structured Asset Securities Corp., Series 01-21A, Class B2 7.25%(i)	01/25/32	11	11,289
Structured Asset Securities Corp., Series 03-2A, Class B2II 5.42%(i)	02/25/33	148	148,028
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1 4.19%(i)	08/25/33	349	345,451
Washington Mutual Mortgage Securities Corp., Series 03-AR3, Class A5 3.93%(i)	04/25/33	212	209,535
Washington Mutual Mortgage Securities Corp., Series 03-AR3, Class B2 4.73%(i)	04/25/33	159	157,097
Washington Mutual Mortgage Securities Corp., Series 03-AR4, Class A6 3.42%(i)	05/25/33	645	634,263
Washington Mutual Mortgage Securities Corp., Series 03-AR5, Class A6 3.70%(i)	06/25/33	850	836,262
Washington Mutual Mortgage Securities Corp., Series 03-AR5, Class B2 4.50%(i)	06/25/33	354	352,564
Washington Mutual Mortgage Securities Corp., Series 04-AR1, Class B1 4.49%(i)	03/25/34	1,168	1,151,066
Washington Mutual Mortgage Securities Corp., Series 04-AR3, Class B1 4.17%(i)	06/25/34	224	218,783
Wells Fargo Mortgage Backed Securities, Series 04-K, Class 1A2 4.47%(i)	07/25/34	414	404,366

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,864,828)			17,584,855

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES — 4.1%
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2 5.46%	04/11/37	$1,375	$1,390,621
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2 7.08%	07/15/31	250	257,976
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2 7.32%	10/15/32	475	503,521
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1 5.92%	10/15/36	584	592,304
Bear Stearns Commercial Mortgage Securities, Series 03-T12, Class A4 4.68%	09/13/13	1,025	995,293
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1 5.25%	05/15/19	1,375	1,378,666
Commercial Mortgage Acceptance Corp., Series 98-C2, Class C 6.45%(i)	09/15/30	275	278,758
Commerical Mortgage Acceptance Corp., Series 98-C2, Class E 7.23%(i)	06/15/10	930	981,088
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D 6.61%	12/15/35	1,450	1,528,797
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3 6.13%	03/15/12	1,000	1,040,205
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2 5.18%	08/15/12	1,090	1,088,984
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2 4.94%	12/15/35	1,010	996,088
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5 3.94%	05/15/38	1,020	953,582
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 99-CG1, Class A1B 6.46%	03/10/32	150	152,865
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B 7.18%	11/10/33	1,104	1,163,397
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2 6.66%	01/12/43	970	1,018,227
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2 6.22%	11/12/11	1,140	1,186,386
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class A2 6.56%	11/18/08	130	130,542
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2 7.18%	08/15/36	143	148,064
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2 6.96%	11/15/10	1,295	1,366,851
Impac Commercial Mortgage Backed Trust, Series 03-5, Class M1 6.07%(i)	08/25/33	20	20,388
Impac Commercial Mortgage Backed Trust, Series 03-7, Class M 7.80%(i)	08/25/33	10	9,629
Impac Commercial Mortgage Backed Trust, Series 04-1, Class M4 7.12%(i)	03/25/34	31	31,498
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1 5.68%(i)	10/25/34	138	138,347
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1 5.69%(i)	11/25/34	371	371,705
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4 6.52%(i)	11/25/34	133	133,139
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4 5.43%(i)	12/12/43	975	977,477
J.P. Morgan Commercial Mortgage Finance Corp., Series 97-C5, Class C 7.24%	09/15/29	1,069	1,067,144
J.P. Morgan Commercial Mortgage Finance Corp., Series 99-C7, Class A2 6.51%	10/15/35	470	475,300
J.P. Morgan Commercial Mortgage Finance Corp., Series 99-PLSI, Class D 7.29%(i)	02/15/32	650	671,171
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B 6.21%	10/15/35	443	446,989

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2 7.32%	10/15/32	$250	$259,795
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E 7.47%	10/15/32	125	131,876
Morgan Stanley Capital Investments, Series 99-WF1, Class A2 6.21%	11/15/31	403	407,231
Morgan Stanley Capital Investments, Series 03-IQ4, Class A2 4.07%	05/15/40	1,025	966,911
Morgan Stanley Dean Witter Capital Investments, Series 2001-TOP1, Class A4 6.66%	02/15/33	910	951,219
Morgan Stanley Dean Witter Capital Investments, Series 02-TOP7, Class A1 5.38%	01/15/39	430	431,441
Mortgage Capital Funding, Inc., Series 98-MC2, Class B 6.55%	06/18/30	295	298,108
Nationslink Funding Corp., Series 98-2, Class A2 6.48%	08/20/30	166	167,913
Nationslink Funding Corp., Series 98-2, Class B 6.80%	08/20/30	525	533,702
Nationslink Funding Corp., Series 99-2, Class D 7.23%(i)	06/20/31	175	180,827
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2 7.52%	12/18/09	460	482,887
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2 6.59%	10/18/10	1,325	1,376,975
Structured Asset Receivables Trust, Series 03-2 5.72%(d)(f)(g)(i)	01/21/09	583	582,630
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO) 2.14%(h)	02/25/28	734	23,929
TIAA Real Estate Collateralized Debt Obligation Ltd., Series 01-C1A, Class A4 6.68%(g)	06/19/31	1,305	1,343,329
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5 5.78%	05/15/43	1,050	1,083,724
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1 4.24%(g)	05/25/36	404	398,906
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO) 2.11%(g)(h)	05/25/36	9,791	478,303

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $32,069,470)			31,594,708

ASSET BACKED SECURITIES — 3.3%
Ace Securities Corp., Series 06-HE2, Class A2A 5.38%(i)	05/25/36	573	572,563
Ameriquest Mortgage Securities, Inc., Series 02-3, Class M2 7.20%(i)	08/25/32	131	131,330
Amortizing Residential Collateral Trust, Series 02-BC3, Class M2 6.42%(i)	06/25/32	121	121,925
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2 6.52%(i)	07/25/32	82	82,000
Bank One Issuance Trust, Series 02-A6, Class A 5.51%(i)	06/15/12	1,550	1,558,204
Bank One Issuance Trust, Series 03, Class A3 5.43%(i)	12/15/10	1,450	1,451,933
Capital Auto Receivables Asset Trust, Series 05-1, Class A4 4.05%	07/15/09	1,630	1,622,294
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A 5.40%(g)	01/20/09	2,250	2,250,821
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1 5.37%(i)	10/25/36	999	998,542
Caterpillar Financial Asset Trust, Series 04-A, Class A3 3.13%	01/26/09	105	104,955
Centex Home Equity Loan Trust, Series 03-B, Class M3 8.42%(i)	06/25/33	184	184,741
Centex Home Equity, Series 02-A, Class MF2 6.54%	01/25/32	233	232,206
Chase Funding Mortgage Loan Certificates, Series 03-2, Class 1A4 3.99%	08/25/29	66	65,696
Chase Issuance Trust, Series 06, Class A3 5.31%(i)	07/15/11	1,075	1,075,649
Chase Manhattan Auto Owner Trust, Series 03-B, Class CTFS 2.43%	02/16/10	361	358,114
Citibank Credit Card Issuance Trust, Series 03, Class A6 2.90%	05/17/10	250	243,879
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
Countrywide Certificates, Series 02-2, Class M2 7.04%(i)	12/25/31	$8	$8,009
Countrywide Certificates, Series 03-2, Class M2 6.97%(i)	03/26/33	234	235,354
Countrywide Certificates, Series 03-3, Class B 6.38%(i)	11/25/31	6	6,659
Countrywide Certificates, Series 03-3, Class M6 6.38%(i)	07/25/32	410	414,549
Countrywide Certificates, Series 03-BCI, Class M2 6.85%(i)	09/25/32	61	61,285
Countrywide Certificates, Series 04-13, Class AV4 5.61%(i)	06/25/35	31	30,523
Countrywide Certificates, Series 06-18, Class 2A1 5.37%(i)	07/25/36	1,714	1,713,685
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1 5.77%(i)	05/25/35	275	275,788
General Electric Business Loan Trust, Series 03-1, Class A 5.75%(g)(i)	04/15/31	181	181,820
General Electric Business Loan Trust, Series 03-1, Class B 6.62%(g)(i)	04/15/31	121	122,581
General Electric Business Loan Trust, Series 03-2A, Class B 6.32%(g)(i)	11/15/31	938	936,151
General Electric Business Loan Trust, Series 04-1, Class B 6.02%(g)(i)	05/15/32	200	200,089
Green Tree Financial Corp., Series 96-6, Class A6 7.95%	09/15/27	533	560,973
Green Tree Financial Corp., Series 96-7, Class A6 7.65%	10/15/27	272	281,262
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2 4.07%	02/15/12	1,125	1,109,578
Hedged Mutual Fund Fee Trust, Series 03-1A, Class 2 5.22%(g)	11/30/10	564	569,394
Knollwood CDO Ltd., Series 04-1A, Class C 8.56%(g)(i)	01/10/39	182	180,691
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A 9.32%(i)	08/25/33	56	55,991
Long Beach Mortgage Loan Trust, Series 04-1, Class M5 6.42%(i)	02/25/34	475	477,641
Lothian Mortgages Plc, Series 3A, Class A1 5.50%(d)(g)(i)	07/24/19	124	124,177
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A 6.53%	06/01/15	931	975,232
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4 5.31%(i)	09/15/11	1,650	1,650,960
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A 5.39%(i)	03/25/36	699	698,816
Nationstar Home Equity Loan Trust, Series 06-B, Class AV1 5.41%	09/25/36	882	882,041
Option One Mortgage Loan Trust, Series 02-6, Class M1 6.44%(i)	11/25/32	46	45,563
Option One Mortgage Loan Trust, Series 02-6, Class M2 7.87%(i)	11/25/32	109	108,715
Option One Mortgage Loan Trust, Series 03-4, Class A4 5.64%(i)	07/25/33	87	87,079
Option One Mortgage Loan Trust, Series 03-4, Class M5A 9.07%(i)	07/25/33	82	82,964
Option One Mortgage Loan Trust, Series 03-5, Class M4 8.22%(i)	08/25/33	41	40,767
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class B 5.50%(i)	04/25/33	198	197,016
Residential Asset Securities Corp., Series 02-KS4, Class AIIB 5.82%(i)	07/25/32	79	78,647
Residential Asset Securities Corp., Series 03-KS10, Class MII2 6.67%(i)	12/25/33	493	493,081
Residential Asset Securities Corp., Series 04-KS3, Class MII3 7.12%(i)	04/25/34	240	239,764
Structured Asset Investment Loan Trust, Series 03-BC2, Class M2 8.24%(i)	04/25/33	62	61,713
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2 8.24%(i)	04/25/33	100	100,620
USAA Auto Owner Trust, Series 06-2, Class A3 5.32%	09/15/10	1,625	1,628,520

TOTAL ASSET BACKED SECURITIES (Cost $25,962,112)			25,972,550

CORPORATE BONDS — 5.5%
Banks — 0.7%
Bank of America Corp., Capital Securities 8.07%(g)	12/31/26	225	234,294
Bank of America Corp., Subordinated Notes 7.40%	01/15/11	325	350,182

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued) Banks (Continued)
Citigroup, Inc., Subordinated Notes 5.00%	09/15/14	$500	$488,130
6.12%	08/25/36	100	101,570
Citigroup, Inc., Unsecured Notes 4.12%	02/22/10	1,000	978,455
First Union Capital l, Capital Securities 7.94%	01/15/27	325	339,102
HSBC Bank USA, Subordinated Notes 3.87%	06/07/07	1,000	997,115
U.S. Bank N.A., Senior Bank Notes 4.40%	08/15/08	575	568,424
UBS Preferred Funding Trust, Inc., Capital Securities 8.62%(i)(k)		35	38,686
UBS Vimpelcom 8.25%	05/23/16	100	106,603
Wells Fargo & Co., Senior Unsecured Notes 4.20%	01/15/10	1,200	1,174,020

			5,376,581

Broadcasting — 0.1%
Cablevision Systems Corp., Senior Unsecured Notes 9.87%(i)	04/01/09	325	344,500
Charter Communications Holdings II LLC, Unsecured Notes 10.25%	09/15/10	235	247,925
Echostar DBS Corp., Senior Unsecured Notes 7.00%	10/01/13	30	30,900
7.12%	02/01/16	25	25,875
News America Holdings, Inc., Senior Debentures 7.75%	01/20/24	25	28,246
News America, Inc., Senior Debentures 7.28%	06/30/28	35	37,815
News America, Inc., Senior Unsecured Notes 6.20%	12/15/34	100	96,995

			812,256

Chemicals — 0.0%
Equistar Chemicals LP, Senior Unsecured Notes 10.12%	09/01/08	50	52,625

Construction — 0.0%
Goodman Global Holdings, Inc., Senior Unsecured Notes 8.36%(i)	06/15/12	145	146,088

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes 6.38%	10/15/15	35	34,694

Energy & Utilities — 0.2%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A 9.00%	01/02/17	221	245,705
CenterPoint Energy, Inc., Senior Unsecured Notes 7.25%	09/01/10	355	374,732
Dominion Resources, Inc., Senior Unsecured Notes 7.20%	09/15/14	200	219,838
Florida Power & Light Co., First Mortgage Bonds 5.62%	04/01/34	150	147,021
NRG Energy, Inc., Senior Unsecured Notes 7.38%	02/01/16	65	66,788
Reliant Energy, Inc., Senior Secured Notes 6.75%	12/15/14	120	126,750

			1,180,834

Entertainment & Leisure — 0.3%
Comcast Cable Holdings LLC, Senior Debentures 7.88%	08/13-02/26	7	7,980
Comcast Cable Holdings LLC, Senior Notes 7.12%	02/15/28	35	37,144
Comcast Corp., Senior Unsecured Notes 7.05%	03/15/33	115	123,464
Comcast Corp., Unsecured Notes 6.50%	01/15/17	850	897,091
CSC Holdings, Inc., Senior Unsecured Notes 8.12%	07/15/09	600	621,000
Harrah’s Operating Co., Inc., Senior Notes 5.75%	10/01/17	150	124,125
Riddell Bell Holdings, Inc., Senior Subordinated Notes 8.38%	10/01/12	110	108,625
Seneca Gaming Corp., Senior Unsecured Notes 7.25%	05/01/12	125	125,781
Station Casinos, Inc., Senior Subordinated Notes 6.62%	03/15/18	70	62,300
Time Warner Cos., Inc., Senior Debentures 7.57%	02/01/24	30	33,150
7.62%(l)	04/15/31	200	224,765

			2,365,425

Finance — 1.2%
Arch Western Finance, Senior Notes 6.75%	07/01/13	400	393,500
ATF Capital BV (Netherlands), Unsecured Notes 9.25%(g)	02/21/14	100	97,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	V ALUE
CORPORATE BONDS (Continued)
Finance (Continued)
Berkshire Hathaway Finance Corp., Senior Unsecured Notes 4.75%	05/15/12	$355	$349,626
Berkshire Hathaway, Inc., Senior Unsecured Notes 5.41%(i)	01/11/08	60	60,079
Credit Suisse First Boston USA, Inc., Senior Unsecured Notes 4.12%	01/15/10	350	342,118
Ford Motor Credit Co., Senior Notes 5.80%	01/12/09	235	230,523
9.75%(g)	09/15/10	135	142,201
Ford Motor Credit Co., Senior Unsecured Notes 8.62%	11/01/10	250	255,130
General Electric Capital Corp., Senior Unsecured Notes 6.75%	03/15/32	50	56,652
General Electric Capital Corp., Unsecured Notes 5.46%(i)	07/28/08	150	150,194
5.00%	11/15/11	3,445	3,434,841
JPMorgan Chase & Co., Unsecured Notes 5.60%	06/01/11	550	559,287
Lehman Brothers Holdings, Senior Unsecured Notes 3.95%	11/10/09	375	365,188
Leucadia National Corp., Senior Unsecured Notes 7.12%(g)	03/15/17	200	198,750
Morgan Stanley, Senior Notes 5.61%	01/09/12	1,655	1,654,775
5.62%	01/09/12	205	207,693
Morgan Stanley, Unsecured Notes 5.05%	01/21/11	360	358,340
NSG Holdings LLC, Notes 7.75%(g)	12/15/25	140	146,300

			9,002,822

Insurance — 0.1%
Allstate Financial Global Funding LLC, Unsecured Notes 2.50%(g)	06/20/08	325	314,034
MetLife, Inc., Junior Subordinated Debentures 6.40%(i)	12/15/66	390	380,793

			694,827

Leasing — 0.0%
Rent-A-Center, Senior Subordinated Notes 7.50%	05/01/10	180	181,350
United Rentals N.A., Inc., Senior Subordinated Notes 7.75%	11/15/13	150	154,125
United Rentals N.A., Inc., Senior Unsecured Notes 6.50%	02/15/12	30	29,925

			365,400

Manufacturing — 0.1%
Georgia-Pacific Corp., Senior Unsecured Notes 7.12%(g)	01/15/17	285	285,712
Jarden Corp., Senior Subordinated Notes 7.50%	05/01/17	100	101,000
RBS Global & Rexnord Corp., Senior Subordinated Notes 9.50%	08/01/14	30	31,200
Rexnord LLC, Senior Notes 8.88%(g)	09/01/16	30	30,300
Rock-Tenn Co., Senior Unsecured Notes 8.20%	08/15/11	250	265,000
TRW Automotive, Inc., Senior Unsecured Notes 7.00%(g)	03/15/14	35	34,300

			747,512

Medical & Medical Services — 0.0%
Health Management Plc, Senior Unsecured Notes 6.12%	04/15/16	230	223,713
Tenet Healthcare Corp., Senior Unsecured Notes 9.88%	07/01/14	60	60,600

			284,313

Medical Instruments & Supplies — 0.0%
Coopers Co., Inc., Senior Unsecured Notes 7.12%(g)	02/15/15	250	253,750

Metal & Mining — 0.1%
Freeport-McMoRan Cooper & Gold, Inc., Senior Unsecured Notes 8.55%	04/01/15	130	136,662
8.38%	04/01/17	370	400,063
TRIMAS Corp., Senior Subordinated Notes 9.88%	06/15/12	100	99,875

			636,600

Motor Vehicles — 0.1%
Arvinmeritor, Inc., Unsecured Notes 8.12%	09/15/15	485	481,362
Lear Corp., Senior Unsecured Notes 8.75%	12/01/16	140	133,700

			615,062

Oil & Gas — 0.1%
Colorado Interstate Gas Co., Senior Unsecured Notes 6.80%	11/15/15	35	37,222
Consolidated Natural Gas, Inc., Senior Debentures 5.00%	03/01/14	20	19,397
Exco Resources, Inc., Senior Secured Notes 7.25%	01/15/11	65	65,163

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	V ALUE
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
Newfield Exploration Co., Senior Subordinated Notes 6.62%	09/14-04/16	$250	$250,000
Targa Resources, Inc., Senior Unsecured Notes 8.50%(g)	11/01/13	10	10,200

			381,982

Paper & Forest Products — 0.0%
Newpage Corp., Senior Secured Notes 10.00%	05/01/12	50	54,688

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures 6.88%	08/01/47	25	26,557
Bristol-Myers Squibb Co., Unsecured Notes 5.88%	11/15/36	250	245,000
Merck & Co., Inc., Senior Unsecured Notes 4.38%	02/15/13	410	393,162

			664,719

Real Estate — 0.1%
American Real Estate Partners LP, Senior Unsecured Notes 7.12%(g)	02/15/13	380	375,250
The Rouse Co., Senior Unsecured Notes (REIT) 6.75%(g)	05/01/13	375	382,174
The Rouse Co., Unsecured Notes (REIT) 3.62%	03/15/09	400	381,339

			1,138,763

Restaurants — 0.0%
Landry’s Restaurants, Inc., Senior Unsecured Notes 7.50%	12/15/14	120	118,200

Retail Merchandising — 0.1%
Michaels Stores, Inc., Senior Subordinated Notes 11.38%(c)(g)	11/01/16	100	107,750
Rite Aid Corp., Notes 7.50%	03/01/17	290	286,375

			394,125

Telecommunications — 0.5%
American Tower Corp., Senior Subordinated Notes 7.25%	12/01/11	450	463,500
American Tower Corp., Senior Unsecured Notes 7.50%	05/01/12	800	830,000
Cincinnati Bell, Inc., Senior Unsecured Notes 7.25%	07/15/13	520	539,500
Citizens Communications Co., Senior Unsecured Notes 7.88%(g)	01/15/27	150	153,375
Qwest Corp., Senior Unsecured Notes 7.88%	09/01/11	100	106,250
Qwest Corp., Unsecured Notes 8.60%(i)	06/15/13	75	81,750
SBC Communications, Inc., Unsecured Notes 4.21%(g)	06/05/21	1,125	1,124,876
Shaw Communications, Inc., Unsecured Notes 7.20%	12/15/11	175	185,500
Sprint Nextel Corp., Unsecured Notes 6.00%	12/01/16	250	246,027
Superior Essex Communications & Essex Group, Senior Notes 9.00%	04/15/12	425	438,812
Verizon Maryland, Inc., Debentures 5.12%	06/15/33	10	8,344

			4,177,934

Tires & Rubber — 0.0%
Goodyear Tire & Rubber Co., Senior Notes 8.62%(g)	12/01/11	230	247,250

Waste Management — 0.0%
Aleris International, Inc., Senior Unsecured Notes 9.00%(g)	12/15/14	230	242,650

Yankee — 1.7%
AID-Israel (Israel), Unsecured Notes 5.50%(m)	04/24-09/33	185	192,640
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes 9.10%(c)(i)(m)	10/01/10	400	318,000
America Movil SA de CV (Mexico), Unsecured Notes 6.38%(m)	03/01/35	75	73,879
Banco Central de la Republica Dominicana (Dominican Republic), Unsecured Notes 9.04%(m)	01/23/18	33	37,806
Banque Centrale de Tunisie (Tunisia), Senior Unsecured Notes 7.38%(m)	04/25/12	425	461,125
ConocoPhillips Funding Co. (Australia), Unsecured Notes 5.46%(i)(m)	04/09/09	1,485	1,485,493
Depfa ACS Bank (Ireland), Senior Notes 3.62%(m)	10/29/08	150	146,805
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes 8.25%(m)	06/15/30	105	130,059
Domtar, Inc. (Canada), Senior Unsecured Notes 7.12%(m)	08/15/15	100	99,500
Domtar, Inc. (Canada), Unsecured Notes 5.38%(m)	12/01/13	100	92,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Eksportfinans ASA (Norway), Unsecured Notes 3.38%(m)	01/15/08	$155	$152,724
Ford Capital BV (Netherlands), Debentures 9.50%(m)	06/01/10	390	390,000
Gazprom Capital (Luxembourg), Bonds 6.51%(g)(m)	03/07/22	100	101,500
Gazprom Capital (Luxembourg), Unsecured Notes 9.62%(g)(m)	03/01/13	200	236,500
6.21%(g)(m)	11/22/16	190	190,095
Ispat Inland ULC (Canada), Senior Secured Notes 9.75%(m)	04/01/14	10	11,036
Kazkommerts International BV (Netherlands), Notes 8.00%(m)	11/03/15	640	647,232
Nationwide Building Society (United Kingdom), Senior Unsecured Notes 3.50%(g)(m)	07/31/07	75	74,536
Norske Skog Canada Ltd. (Canada), Senior Unsecured Notes 8.62%(m)	06/15/11	50	50,750
Republic of Argentina Bonds 8.28%(m)	12/31/33	123	142,621
Republic of Argentina, Notes 5.48%(i)(m)	08/03/12	720	517,320
Republic of Brazil 8.25%(m)	01/20/34	100	125,500
Republic of Brazil Bonds 8.00%(m)	01/15/18	330	372,735
11.00%(m)	08/17/40	195	263,055
Republic of Brazil, Unsecured Notes 10.25%(m)	06/17/13	50	62,325
Republic of Colombia Bonds 8.12%(m)	05/21/24	85	99,025
7.38%(m)	09/18/37	170	185,045
Republic of Indonesia Bonds 6.62%(g)(m)	02/17/37	100	98,500
Republic of Panama, Debentures 8.88%(m)	09/30/27	95	121,030
Republic of Panama, Unsecured Notes 7.12%(m)	01/29/26	170	183,600
Republic of Peru Bonds 6.55%(m)	03/14/37	290	301,020
Republic of Peru, Unsecured Notes 9.88%(m)	02/06/15	85	108,078
8.38%(m)	05/03/16	120	142,500
8.75%(m)	11/21/33	135	177,525
Republic of Philippines, Senior Unsecured Notes 9.00%(m)	02/15/13	370	425,963
Republic of Philippines, Unsecured Notes 8.25%(m)	01/15/14	370	414,863
Republic of Turkey Bonds 8.00%(m)	02/14/34	70	76,213
Republic of Turkey, Unsecured Notes 6.88%(m)	03/17/36	295	282,094
Republic of Venezuela Bonds 9.25%(m)	09/15/27	375	471,562
Republic of Venezuela, Unsecured Notes 8.50%(m)	10/08/14	200	222,700
7.65%(m)	04/21/25	60	63,630
Rogers Wireless, Inc. (Canada), Senior Secured Notes 7.50%(m)	03/15/15	500	541,875
Russian Agricultural Bank (Luxembourg), Senior Unsecured Notes 7.18%(g)(m)	05/16/13	100	105,625
Suncor Energy, Inc. (Canada) 5.95%(m)	12/01/34	20	20,077
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes 4.95%(m)	09/30/14	475	447,447
7.20%(m)	07/18/36	175	182,195
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes 6.42%(m)	06/20/16	150	156,559
7.04%(m)	06/20/36	150	160,183
Turanalem Finance BV (Netherlands), Unsecured Notes 8.25%(g)(m)	01/22/37	150	150,750
United Mexican States (Mexico), Senior Unsecured Notes 6.75%(m)	09/27/34	630	687,015
Vale Overseas Ltd. (Brazil), Unsecured Notes 6.88%(m)	11/21/36	220	227,191
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes 7.75%(m)	02/15/10	125	133,423
VTB Capital SA (Luxembourg), Unsecured Notes 7.50%(m)	10/12/11	110	117,416
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes 10.75%(g)(m)	12/01/15	115	131,675

			12,810,140

TOTAL CORPORATE BONDS (Cost $42,516,582)			42,799,240

FOREIGN BONDS — 0.3%
Gazprom Capital (Luxembourg), Unsecured Notes (EUR) 5.88%(g)	06/01/15	250	346,341

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
FOREIGN BONDS (Continued)
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY) 0.32%	08/08/11	$66,000		$560,120
Mexican Fixed Rate Bonds (MXP) 9.00%	12/22/11-12/20/12	2,810		271,763
8.00%	12/19/13	1,630		151,839
Republic of El Salvador, Unsecured Notes (USD) 7.65%(g)	06/15/35	55		62,837
Republic of Finland, Senior Unsecured Notes (JPY) 0.30%	10/18/07	54,400		460,396
Russian Federation, Unsecured Notes (USD) 12.75%(g)	06/24/28	120		218,160
Ukraine Government, Unsecured Notes (USD) 6.58%(g)	11/21/16	100		101,350

TOTAL FOREIGN BONDS (Cost $2,128,852)				2,172,806

TAXABLE MUNICIPAL BONDS — 0.1%
Atlantic Marine Corp. Communities, Notes (Delaware) 5.34%(g)	12/01/45	600		567,090
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1 6.19%	04/01/49	25		26,716

TOTAL TAXABLE MUNICIPAL BONDS (Cost $625,000)				593,806

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 6.9%
Alpine Securitization Corp. 5.25%(f)	05/02/07	4,000		3,981,916
Amsterdam Funding Corp. 5.26%	04/10/07	3,995		3,989,745
Beethoven Funding Corp. 5.26%	04/05/07	5,800		5,796,610
CRC Funding LLC 5.25%	04/03/07	8,500		8,497,521
Federal Home Loan Bank, Discount Notes 4.97%(n)	04/02/07	1,000		999,860
Lake Constance Funding 5.27%	04/18/07	9,000		8,977,604
U.S. Treasury Bills 5.06%(n)	04/05/07	12,000		11,993,250
5.10%(n)	04/12/07	2,100		2,096,731
Galileo Money Market Fund, 5.02%		7,002		7,002,280

TOTAL SHORT TERM INVESTMENTS (Cost $53,335,517)				53,335,517

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.0%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		240	(o)	123,078
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		330	(o)	116,589

TOTAL CALL SWAPTIONS PURCHASED (Cost $278,514)				239,667

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $11,888)		27		844

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		240	(o)	143,559
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		300	(o)	4,786
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		330	(o)	147,840

TOTAL PUT SWAPTIONS PURCHASED (Cost $307,575)				296,185

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 105.7% (Cost $707,647,198)				819,806,822

	MATURITY	PAR/SHARES (000)
SECURITIES LENDING COLLATERAL — 1.8%
Bank of America Corp., Master Notes 5.51%(i)(p)	04/02/07	$6,724		6,724,323
The Bear Stearns Cos., Inc., Variable Rate Commercial Paper 5.51%(i)(p)	04/02/07	1,261		1,261,217
Citigroup, Inc., Master Notes 5.51%(i)(p)	04/02/07	2,053		2,052,912
Morgan Stanley, Variable Rate Commercial Paper 5.50%(i)(p)	04/02/07	4,176		4,175,690

TOTAL SECURITIES LENDING COLLATERAL (Cost $14,214,142)				14,214,142

AFFILIATED INVESTMENTS - SHORT TERM — 9.2%
Institutional Money Market Trust, 4.80%(p)
(Cost $71,392,028)		71,392		71,392,028

TOTAL INVESTMENTS IN SECURITIES — 116.7% (Cost $793,253,368(a))				905,412,992

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ASSET ALLOCATION PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (3.3)%
Federal Home Loan Mortgage Corp. Gold 15 Year 4.50%	04/01/22	$(300)		$(290,344)
Federal National Mortgage Assoc. 15 Year 5.00%	04/01/22	(5,000)		(4,929,690)
Federal National Mortgage Assoc. 30 Year 5.50%	04/01/37	(13,000)		(12,861,875)
6.00%	04/01/37	(1,200)		(1,208,625)
6.50%	04/01/37	(3,000)		(3,060,000)
Federal National Mortgage Assoc., 15 Year 5.50%	04/01/22	(3,000)		(3,006,564)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $25,424,180)				(25,357,098)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(320	)(o)	(60,860)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(140	)(o)	(51,326)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(50	)(o)	(21,996)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(330	)(o)	(56,760)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(690	)(o)	(200,307)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $475,595)				(391,249)

PUT SWAPTIONS WRITTEN — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(320	)(o)	(60,860)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(140	)(o)	(39,356)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(50	)(o)	(12,006)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(330	)(o)	(82,434)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(690	)(o)	(187,611)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $475,595)				(382,267)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (11.0)%				(85,606,170)
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%				(17,789,963)

NET ASSETS — 100.0%				$775,886,245

(a)	Cost for federal income tax purposes is $797,113,232. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$116,215,902
Gross unrealized depreciation	(7,916,142)

$108,299,760

(b)	Non-income producing security.
(c)	Total or partial security on loan.
(d)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $1,674,628 which represents 0.2% of net assets.
(e)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of March 31, 2007, the Portfolio held 0.1% of its net assets, with a current market value of $754,479 and an original cost of $456,780 in these securities.
(f)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.6% of its net assets, with a current marketvalue of $4,712,862 in these securities.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 1.9% of its net assets, with a current market value of $14,764,786 in securities restricted as to resale.
(h)	Rates shown are the effective yields as of March 31, 2007.
(i)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(j)	Interest rate of underlying collateral.
(k)	The security is a perpetual bond and has no stated maturity date.
(l)	Security, or a portion thereof, pledged as collateral with a value of $224,765 on 152 long U.S. Treasury Note futures contracts, 355 short U.S. Treasury Note futures contracts, 92 long U.S. Treasury Bond futures contracts, 16 long Eurodollar futures contracts, 33 long DAX index futures contracts, 70 long FTSE/JSE top 40 index futures contracts, 6 long S&P 500 index futures contracts, 36 long SPI 200 index futures contracts and 15 long TOPIX index futures contracts expiring June 2007 and 18 long H-Shares index futures contracts expiring April 2007 and 39 short Eurodollar futures contracts expiring December 2007. The value of such contracts on March 31, 2007 was $95,548,381 with an unrealized gain of $333,403 (including commissions of $2,041).
(m)	U.S. dollar denominated security issued by foreign domiciled entity.
(n)	The rate shown is the effective yield at the time of purchase.
(o)	Each swaption contract is equivalent to $10,000 notional amount.
(p)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

KEY TO INVESTMENT ABBREVIATIONS

ADR	American Depository Receipts
IO	Interest Only
LP	Limited Partnership
PO	Principal Only
REIT	Real Estate Investment Trust
TBA	To Be Announced

[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2007 (UNAUDITED)

	INVESTMENT TRUST PORTFOLIO	CAPITAL APPRECIATION	MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO	SMALL/MID-CAP GROWTH PORTFOLIO
ASSETS
Investments at value[1],2	$1,152,947,173	$241,024,831	$1,086,979,133	$396,453,101	$1,733,625,678	$275,301,340
Collateral received from securities loaned-unaffiliated, at value[3]	31,771,246	13,083,786	25,038,919	6,987,981	1,844,247	339,732
Collateral received from securities loaned-affiliated, at value[4]	128,277,219	28,917,616	154,241,277	96,726,125	235,843,986	64,037,142
Cash denominated in foreign currencies[5]	—	—	—	—	595,028	—
Dividends and reclaims receivable	1,704,158	290,414	751,897	163,569	1,136,731	42,859
Interest receivable	40,909	53,491	61,824	17,349	64,681	25,459
Investments sold receivable	—	498,384	28,202,804	—	62,393,538	—
Receivable from advisor	60,948	1,533	93,136	7,495	4,938	32,691
Capital shares sold receivable	62,541	127,809	2,092,292	53,243	1,288,879	315,893
Prepaid expenses	51,484	38,938	69,160	42,449	69,763	34,079
Futures margin receivable	580	—	—	—	—	—

TOTAL ASSETS	1,314,916,258	284,036,802	1,297,530,442	500,451,312	2,036,867,469	340,129,195

LIABILITIES
Payable upon return of securities loaned	160,048,465	42,001,402	179,280,196	103,714,106	237,688,233	64,376,874
Investments purchased payable	—	519,684	48,323,631	2,091,450	61,326,148	1,967,683
Capital shares redeemed payable	2,563,868	498,843	2,091,483	1,113,454	9,028,641	1,328,443
Options written, at fair value[6]	—	—	645,600	—	—	—
Futures margin payable	2,475	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	2,184	—
Advisory fees payable	525,734	108,772	676,190	262,500	1,233,578	170,240
Administration fees payable	75,457	17,909	60,245	24,671	111,055	17,531
Transfer agent fees payable	551,262	159,811	231,865	278,147	1,881,780	390,702
Custodian fees payable	16,813	2,111	10,297	6,135	386	2,183
Distribution fees payable	129,894	53,944	185,164	40,594	397,101	27,731
Officers’ and trustees’ fees payable	153	49	113	65	224	43
Other accrued expenses payable	392,749	107,913	305,641	175,677	855,026	119,121

TOTAL LIABILITIES	164,306,870	43,470,438	231,810,425	107,706,799	312,524,356	68,400,551

NET ASSETS	$1,150,609,388	$240,566,364	$1,065,720,017	$392,744,513	$1,724,343,113	$271,728,644

[1]Cost of investments	$877,661,060	$200,947,759	$912,855,695	$316,557,313	$1,518,787,089	$225,612,686
[2]Market value of securities loaned	155,179,458	40,490,319	171,068,287	100,035,404	228,829,153	62,088,247
[3]Cost of collateral received from securities loaned-unaffiliated	31,771,246	13,083,786	25,038,919	6,987,981	1,844,247	339,732
[4]Cost of collateral received from securities loaned-affiliated	128,277,219	28,917,616	154,241,277	96,726,125	235,843,986	64,037,142
[5]Cost of Investment - foreign currencies	—	—	—	—	592,136	—
[6]Premiums received - written options	—	—	614,175	—	—	—
AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital paid in	$945,587,549	$277,846,180	$869,327,600	$516,519,657	$1,320,553,830	$203,535,670
Undistributed net investment income (distributions in excess of net investment income)	5,326,394	(409,850)	1,330,747	(2,304,190)	2,205,286	(1,448,849)
Accumulated net realized gain (loss)	(75,926,232)	(76,947,038)	20,969,657	(201,366,742)	186,744,574	19,953,169
Net unrealized appreciation	275,621,677	40,077,072	174,092,013	79,895,788	214,839,423	49,688,654

	$1,150,609,388	$240,566,364	$1,065,720,017	$392,744,513	$1,724,343,113	$271,728,644

BLACKROCK FUNDS

	INVESTMENT TRUST PORTFOLIO	CAPITAL APPRECIATION	MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO		SMALL/MID-CAP GROWTH PORTFOLIO
Institutional Shares:
Net Assets	$465,853,779	$54,279,816	$161,288,499	$70,054,391	$175,451,694		$26,211,240
Shares outstanding, unlimited number of shares authorized, $0.001 par value	31,096,033	3,435,515	11,620,042	5,894,609	5,771,115		1,597,204
Net Asset Value, offering and redemption price per share	$14.98	$15.80	$13.88	$11.88	$30.40		$16.41
Service Shares:
Net Assets	$988,754	$21,373	$3,784,094	$695,779	$16,350	(a)	$21,532	(b)
Shares outstanding, unlimited number of shares authorized, $0.001 par value	65,724	1,399	276,385	61,173	577	(a)	1,388	(b)
Net Asset Value, offering and redemption price per share	$15.04	$15.28	$13.69	$11.37	$28.36		$15.52
Investor A Shares:
Net Assets	$483,809,817	$111,384,287	$606,416,972	$258,466,817	$1,003,839,766		$205,820,258
Shares outstanding, unlimited number of shares authorized, $0.001 par value	32,714,031	7,289,154	44,726,610	23,332,669	35,394,251		13,263,999
Net Asset Value and redemption price per share	$14.79	$15.28	$13.56	$11.08	$28.36		$15.52
Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%		5.25%
Maximum offering price per share	$15.61	$16.13	$14.31	$11.69	$29.93		$16.38
Investor B Shares:
Net Assets	$181,607,017	$60,266,212	$130,294,361	$45,878,411	$299,479,310		$22,354,469
Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,860,787	4,222,039	10,371,816	4,574,674	12,567,222		1,638,229
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$14.12	$14.27	$12.56	$10.03	$23.83		$13.65
Investor C Shares:
Net Assets	$18,350,021	$14,614,676	$163,936,091	$17,626,771	$245,539,823		$17,299,752
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,298,285	1,022,428	13,067,459	1,757,619	10,305,335		1,265,086
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$14.13	$14.29	$12.55	$10.03	$23.83		$13.67
R Shares:
Net Assets	$—	$—	$—	$22,344	$16,170		$21,393
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	—	2,016	571		1,380
Net Asset Value, offering and redemption price per share	$—	$—	$—	$11.08	$28.33		$15.50

(a)	Exact net assets and shares outstanding at March 31, 2007 were $16,349.60 and 576.555, respectively.
(b)	Exact net assets and shares outstanding at March 31, 2007 were $21,531.58 and 1,387.581, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

	SMALL CAP VALUE EQUITY PORTFOLIO	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO
ASSETS
Investments at value[1],2	$82,339,797	$88,546,612	$769,545,962	$32,921,994	$868,669,022	$948,751,719
Collateral received from securities loaned-unaffiliated, at value[3]	102,155	3,240,638	16,630,470	650,539	20,697,119	13,245,405
Collateral received from securities loaned-affiliated, at value[4]	14,358,217	20,764,379	157,550,370	6,958,489	188,675,253	201,901,845
Cash denominated in foreign currencies[5]	—	—	—	533,770	5,431,237	56,487
Dividends and reclaims receivable	166,212	36,953	59,850	29,075	468,910	949,513
Interest receivable	9,212	13,399	80,743	1,574	41,890	74,079
Investments sold receivable	937,062	1,551,012	4,797,069	265,856	—	23,994,301
Receivable from advisor	701	—	801	4,315	2,942	12,556
Capital shares sold receivable	12,753	420,158	831,690	97,949	2,342,915	3,069,065
Prepaid expenses	39,184	40,295	56,317	39,600	72,970	98,280
Unrealized appreciation on forward foreign currency contracts	—	—	—	54,359	2,612	3,330

TOTAL ASSETS	97,965,293	114,613,446	949,553,272	41,557,520	1,086,404,870	1,192,156,580

LIABILITIES
Payable upon return of securities loaned	14,460,372	24,005,017	174,180,840	7,609,028	209,372,372	215,147,250
Investments purchased payable	775,048	807,788	18,021,613	411,419	970,661	24,593,271
Capital shares redeemed payable	182,267	221,983	1,142,104	260,041	2,304,441	1,902,699
Foreign taxes payable	—	—	—	4,428	64	4,819
Unrealized depreciation on forward foreign currency contracts	—	—	—	48,228	440,139	193,509
Advisory fees payable	37,897	91,497	346,373	9,313	539,949	583,554
Administration fees payable	6,703	7,682	60,527	2,355	54,566	75,202
Transfer agent fees payable	48,948	18,155	112,620	41,324	361,888	34,099
Custodian fees payable	16,061	2,893	8,460	265	133,470	45,116
Distribution fees payable	6,945	23,544	19,148	11,377	142,416	121,495
Officers’ and trustees’ fees payable	29	20	96	29	579	101
Other accrued expenses payable	43,472	33,655	156,041	21,765	382,649	208,990

TOTAL LIABILITIES	15,577,742	25,212,234	194,047,822	8,419,572	214,703,194	242,910,105

NET ASSETS	$82,387,551	$89,401,212	$755,505,450	$33,137,948	$871,701,676	$949,246,475

[1]Cost of investments	$72,727,811	$77,213,605	$611,422,411	$27,801,975	$518,323,108	$832,997,910
[2]Market value of securities loaned	13,916,340	23,020,730	167,092,262	7,381,443	191,376,547	206,848,906
[3]Cost of collateral received from securities loaned-unaffiliated	102,155	3,240,638	16,630,470	650,539	20,697,119	13,245,405
[4]Cost of collateral received from securities loaned-affiliated	14,358,217	20,764,379	157,550,370	6,958,489	188,675,253	201,901,845
[5]Cost of investments - foreign currencies	—	—	—	536,419	5,464,586	56,361
AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital paid in	$68,841,918	$74,285,695	$1,145,760,436	$103,343,181	$486,406,362	$842,620,081
Undistributed net investment income (distributions in excess of net investment income)	(1,488,558)	(595,120)	(1,455,014)	(298,448)	(9,178,687)	1,874,100
Accumulated net realized gain (loss)	5,422,205	4,377,630	(546,923,523)	(75,030,548)	44,599,666	(10,823,270)
Net unrealized appreciation (depreciation)	9,611,986	11,333,007	158,123,551	5,123,763	349,874,335	115,575,564

	$82,387,551	$89,401,212	$755,505,450	$33,137,948	$871,701,676	$949,246,475

BLACKROCK FUNDS

	SMALL CAP VALUE EQUITY PORTFOLIO	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO
BlackRock Shares:
Net Assets	$4,963,295	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	416,531	—	—	—	—	—
Net Asset Value, offering and redemption price per share	$11.92	$—	$—	$—	$—	$—
Institutional Shares:
Net Assets	$35,751,165	$23,067,930	$508,869,492	$1,258,466	$34,204,749	$470,548,235
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,997,055	1,130,671	23,431,218	164,437	609,081	30,231,901
Net Asset Value, offering and redemption price per share	$11.93	$20.40	$21.72	$7.65	$56.16	$15.56
Service Shares:
Net Assets	$2,278,725	$4,135,505	$29,295,152	$77,500	$—	$2,643,980
Shares outstanding, unlimited number of shares authorized, $0.001 par value	195,802	203,965	1,415,164	10,332	—	171,406
Net Asset Value, offering and redemption price per share	$11.64	$20.28	$20.70	$7.50	$—	$15.43
Investor A Shares:
Net Assets	$28,915,487	$25,432,995	$186,738,946	$13,681,325	$626,428,054	$273,030,008
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,506,679	1,264,724	9,266,811	1,842,740	11,973,862	17,704,798
Net Asset Value and redemption price per share	$11.54	$20.11	$20.15	$7.42	$52.32	$15.42
Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share	$12.18	$21.22	$21.27	$7.83	$55.22	$16.27
Investor B Shares:
Net Assets	$6,250,265	$8,695,681	$11,045,315	$8,834,717	$78,519,411	$46,467,949
Shares outstanding, unlimited number of shares authorized, $0.001 par value	649,880	444,100	614,026	1,255,746	1,734,488	3,060,693
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$9.62	$19.58	$17.99	$7.04	$45.27	$15.18
Investor C Shares:
Net Assets	$4,228,614	$28,069,101	$19,556,545	$9,285,940	$132,549,462	$156,556,303
Shares outstanding, unlimited number of shares authorized, $0.001 par value	439,945	1,432,768	1,084,428	1,319,437	2,929,906	10,299,866
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$9.61	$19.59	$18.03	$7.04	$45.24	$15.20

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO	INTERNATIONAL OPPORTUNITIES PORTFOLIO	ASSET ALLOCATION PORTFOLIO
ASSETS
Investments at value[1],2	$1,177,428,164	$329,546,500	$60,340,344	$1,378,031,290	$819,806,822
Collateral received from securities loaned-unaffiliated, at value[3]	6,881,291	5,382,994	—	—	14,214,142
Collateral received from securities loaned-affiliated, at value[4]	70,841,993	54,533,177	—	7,227,000	71,392,028
Collateral received for futures contracts	—	—	—	—	1,250,000
Cash denominated in foreign currencies[5]	1,093	—	1,472,944	18,664,899	5,510,966
Dividends and reclaims receivable	857,761	224,719	122,101	3,598,204	1,028,563
Interest receivable	57,080	48,977	12,353	40,019	1,500,015
Principal paydown receivable	—	—	—	—	17,869
Investments sold receivable	59,074,348	7,290,682	532,186	4,599,517	50,369,308
Receivable from advisor	25,318	4,011	12,311	—	246
Capital shares sold receivable	4,274,940	2,059,282	116,480	3,705,311	510,152
Prepaid expenses	67,589	56,703	58,877	56,217	51,189
Unrealized appreciation on forward foreign currency contracts	16,162	—	244,327	6,479,441	298,625
Unrealized appreciation on interest rate swaps	—	—	—	—	970,218
Futures margin receivable	—	—	—	—	71,250

TOTAL ASSETS	1,319,525,739	399,147,045	62,911,923	1,422,401,898	966,991,393

LIABILITIES
Payable upon return of securities loaned	77,723,284	59,916,171	—	7,227,000	85,606,170
Investments purchased payable	153,365,866	15,072,720	1,816,099	5,200,668	66,996,381
Interest payable	—	—	—	—	49,050
Capital shares redeemed payable	2,834,462	467,340	69,647	3,765,023	1,732,324
Options and swaptions written, at fair value[6]	—	—	—	—	773,516
Premiums received for swap contracts	—	—	—	—	11,169
Mortgage Pass-Throughs TBA sale commitments, at value[7]	—	—	—	—	25,357,098
Other accrued expenses payable	—	—	—	—	8,686,828
Foreign taxes payable	22,444	23	1,202	25,675	2,158
Futures margin payable	—	—	—	—	31,631
Unrealized depreciation on forward foreign currency contracts	228,410	—	95,931	2,404,726	151,503
Unrealized depreciation on interest rate swaps	—	—	—	—	481,676
Advisory fees payable	669,311	217,327	40,638	1,126,858	359,194
Administration fees payable	80,355	24,230	3,565	102,913	62,073
Transfer agent fees payable	3,174	15,489	85,558	170,843	259,013
Custodian fees payable	16,421	9,395	26,954	110,606	51,956
Distribution fees payable	237,896	63,408	11,914	204,599	167,363
Officers’ and trustees’ fees payable	120	32	21	139	98
Other accrued expenses payable	280,383	88,159	49,898	389,760	325,947

TOTAL LIABILITIES	235,462,126	75,874,294	2,201,427	20,728,810	191,105,148

NET ASSETS	$1,084,063,613	$323,272,751	$60,710,496	$1,401,673,088	$775,886,245

BLACKROCK FUNDS

	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO	INTERNATIONAL OPPORTUNITIES PORTFOLIO	ASSET ALLOCATION PORTFOLIO
[1]Cost of investments	$1,083,291,991	$287,724,192	$53,331,325	$1,036,413,508	$707,647,198
[2]Market value of securities loaned	57,309,527	57,765,688	—	6,949,675	82,507,873
[3]Cost of collateral received from securities loaned-unaffiliated	6,881,291	5,382,994	—	—	14,214,142
[4]Cost of collateral received from securities loaned-affiliated	70,841,993	54,533,177	—	7,227,000	71,392,028
[5]Cost of investments - foreign currencies	1,069	—	1,514,767	18,655,078	5,455,484
[6]Premiums received - options and swaptions written	—	—	—	—	951,190
[7]Proceeds - Mortgage Pass-Throughs TBA sale commitments	—	—	—	—	25,424,180
AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital paid in	$968,096,965	$361,547,872	$53,975,896	$958,682,815	$660,532,368
Undistributed net investment income (distributions in excess of net investment income)	(690,219)	(431,880)	(73,073)	(2,037,214)	2,217,948
Accumulated net realized gain (loss)	22,754,642	(79,665,549)	(307,745)	99,310,462	(456,759)
Net unrealized appreciation	93,902,225	41,822,308	7,115,418	345,717,025	113,592,688

	$1,084,063,613	$323,272,751	$60,710,496	$1,401,673,088	$775,886,245

Institutional Shares:
Net Assets	$138,308,148	$56,539,561	$12,054,525	$425,915,901	$34,718,738
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,101,672	1,714,370	1,046,435	9,564,714	2,161,424
Net Asset Value, offering and redemption price per share	$27.11	$32.98	$11.52	$44.53	$16.06
Service Shares:
Net Assets	$5,451,795	$7,390,011	$34,395	$151,299,879	$2,285,581
Shares outstanding, unlimited number of shares authorized, $0.001 par value	204,563	230,841	2,994	3,499,276	142,598
Net Asset Value, offering and redemption price per share	$26.65	$32.01	$11.49	$43.24	$16.03
Investor A Shares:
Net Assets	$554,004,121	$156,999,076	$28,875,494	$489,913,662	$488,455,660
Shares outstanding, unlimited number of shares authorized, $0.001 par value	20,841,299	4,946,571	2,511,830	11,405,187	30,502,419
Net Asset Value and redemption price per share	$26.58	$31.74	$11.50	$42.96	$16.01
Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share	$28.05	$33.50	$12.14	$45.34	$16.90
Investor B Shares:
Net Assets	$85,483,850	$38,684,332	$6,232,092	$100,580,729	$167,523,859
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,371,674	1,301,113	545,215	2,471,586	10,586,070
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$25.35	$29.73	$11.43	$40.69	$15.82
Investor C Shares:
Net Assets	$300,815,699	$63,659,771	$13,513,990	$233,962,917	$82,902,407
Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,872,896	2,142,805	1,181,654	5,759,840	5,243,391
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$25.34	$29.71	$11.44	$40.62	$15.81

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	INVESTMENT TRUST PORTFOLIO	CAPITAL APPRECIATION	MID-CAP VALUE EQUITY PORTFOLIO	MID-CAP GROWTH EQUITY PORTFOLIO	AURORA PORTFOLIO	SMALL/MID-CAP GROWTH PORTFOLIO	SMALL CAP VALUE EQUITY PORTFOLIO
Investment income:
Interest	$117,255	$—	$555,113	$19,821	$460,295	$1,265	$1,690
Securities lending income (Note C)	77,101	146,337	127,960	66,564	246,399	44,836	9,477
Dividends and reclaims	11,833,394	1,260,623	10,945,294	808,823	16,779,801	460,499	751,856
Foreign taxes withheld	—	—	—	—	(16,619)	—	—
Interest from affiliates (Note C)	15,508	3,137	7,429	7,246	15,872	2,541	278

Total investment income	12,043,258	1,410,097	11,635,796	902,454	17,485,748	509,141	763,301

Expenses:
Investment advisory fee	3,198,435	806,340	3,764,188	1,603,416	7,735,958	1,027,124	233,891
Administration fee	399,198	93,039	330,724	150,320	589,501	102,712	31,894
Administration fee - class specific	147,533	31,039	114,873	50,136	195,491	34,263	10,640
Custodian fee	53,142	15,538	55,296	19,377	69,608	22,960	15,208
Transfer agent fee - class specific	1,374,864	292,719	849,429	673,737	2,100,219	468,661	53,761
Shareholder servicing fees - class specific	874,390	246,666	1,047,798	407,817	2,150,772	310,858	60,819
Distribution fees - class specific	814,245	314,668	1,057,059	248,603	2,197,092	152,309	42,969
Legal and audit fee	50,604	19,284	38,449	24,301	74,472	20,359	14,627
Printing fee	157,479	34,781	160,013	54,640	295,317	40,648	14,049
Registration fees and expenses	25,030	12,914	31,226	20,180	25,158	16,429	26,644
Officers’ and trustees’ fees	49,124	10,392	38,272	16,817	78,447	11,427	3,470
Other	30,498	7,084	22,118	9,907	47,589	7,874	5,206

Total expenses	7,174,542	1,884,464	7,509,445	3,279,251	15,559,624	2,215,624	513,178

Less investment advisory fees waived	(1,765)	(41,081)	(12,357)	—	—	—	(5,884)
Less administration fees waived - class specific	(87,241)	(11,679)	(114,873)	(24,114)	(152,133)	(31,172)	(1,107)
Less transfer agent fees waived - class specific	(135,386)	(7,438)	(70,963)	(13,052)	(105,739)	(24,514)	(760)
Less transfer agent fees reimbursed - class specific	(227,206)	(3,104)	(505,590)	(32,617)	(36,316)	(200,961)	(2,512)
Less fees paid indirectly (Note C)	(6,036)	(1,215)	(2,996)	(2,824)	(6,009)	(987)	(101)

Net expenses	6,716,908	1,819,947	6,802,666	3,206,644	15,259,427	1,957,990	502,814

Net investment income (loss)	5,326,350	(409,850)	4,833,130	(2,304,190)	2,226,321	(1,448,849)	260,487

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	57,540,185	17,259,728	50,334,066	28,736,391	212,867,285	26,473,196	7,338,701
Written options and swaptions contracts	—	—	—	—	—	—	—
Futures contracts	438,005	—	—	—	—	—	—
Foreign currency related transactions	—	—	—	—	(21,035)	—	—

	57,978,190	17,259,728	50,334,066	28,736,391	212,846,250	26,473,196	7,338,701

Change in unrealized appreciation/depreciation from:
Investments	28,420,210	(3,031,596)	75,117,613	14,646,362	15,848,669	3,808,431	1,105,492
Written options and swaptions contracts	—	—	(31,425)	—	—	—	—
Futures contracts	235,098	—	—	—	—	—	—
Foreign currency related transactions	—	—	—	—	833	—	—

	28,655,308	(3,031,596)	75,086,188	14,646,362	15,849,502	3,808,431	1,105,492

Net gain on investments, options and swaptions, futures contracts and foreign currency transactions	86,633,498	14,228,132	125,420,254	43,382,753	228,695,752	30,281,627	8,444,193

Net increase in net assets resulting from operations	$91,959,848	$13,818,282	$130,253,384	$41,078,563	$230,922,073	$28,832,778	$8,704,680

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	SMALL CAP CORE EQUITY PORTFOLIO	SMALL CAP GROWTH EQUITY PORTFOLIO	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO	GLOBAL RESOURCES PORTFOLIO	ALL-CAP GLOBAL RESOURCES PORTFOLIO	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO
Investment income:
Interest	$284	$616,652	$8,763	$42,356	$247,556	$2,494,131
Securities lending income (Note C)	16,961	196,122	4,474	245,934	198,810	98,207
Dividends and reclaims	209,130	1,093,736	107,028	6,058,991	6,668,873	4,395,864
Foreign taxes withheld	—	(1,625)	(2,342)	(282,571)	(151,907)	(155,349)
Interest from affiliates (Note C)	733	1,781	440	3,817	4,753	6,866

Total investment income	227,108	1,906,666	118,363	6,068,527	6,968,085	6,839,719

Expenses:
Investment advisory fee	433,646	1,971,769	149,017	3,442,229	3,216,397	3,676,220
Administration fee	32,523	257,959	12,418	323,226	303,686	342,981
Administration fee - class specific	10,841	89,563	4,146	106,766	107,192	121,906
Custodian fee	10,091	35,462	36,979	225,436	55,676	44,248
Transfer agent fee - class specific	79,565	347,288	64,009	642,046	393,851	694,427
Shareholder servicing fees - class specific	77,704	313,857	39,757	1,103,148	575,500	1,066,990
Distribution fees - class specific	134,284	107,892	67,735	838,494	724,229	1,355,707
Legal and audit fee	14,439	33,891	17,101	45,035	36,632	40,649
Printing fee	17,596	134,445	8,974	136,416	130,681	156,872
Registration fees and expenses	18,848	30,727	22,222	31,223	52,431	57,645
Officers’ and trustees’ fees	3,588	29,144	1,398	38,714	34,713	39,477
Other	4,223	16,663	5,461	27,875	19,576	22,370

Total expenses	837,348	3,368,660	429,217	6,960,608	5,650,564	7,619,492

Less investment advisory fees waived	—	—	(31,470)	—	—	—
Less administration fees waived - class specific	(3,623)	(1,359)	(3,205)	(64,208)	(14,948)	(4,116)
Less transfer agent fees waived - class specific	(828)	(1,272)	(3,260)	(13,585)	(10,371)	—
Less transfer agent fees reimbursed - class specific	(10,350)	(3,598)	(25,890)	(19,531)	(57,200)	(25,318)
Less fees paid indirectly (Note C)	(319)	(751)	(178)	(1,485)	(1,914)	(2,980)

Net expenses	822,228	3,361,680	365,214	6,861,799	5,566,131	7,587,078

Net investment income (loss)	(595,120)	(1,455,014)	(246,851)	(793,272)	1,401,954	(747,359)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	5,229,396	39,944,344	1,060,239	73,188,846	(10,530,412)	29,508,543
Written options and swaptions contracts	—	—	—	736,300	179,100	738,805
Futures contracts	—	—	—	—	—	—
Foreign currency related transactions	—	—	(17,590)	1,285,287	597,075	164,026

	5,229,396	39,944,344	1,042,649	75,210,433	(9,754,237)	30,411,374

Change in unrealized appreciation/depreciation from:
Investments	4,705,136	44,574,131	1,045,917	7,577,962	124,242,697	11,984,820
Written options and swaptions contracts	—	—	—	—	—	415,673
Futures contracts	—	—	—	—	—	—
Foreign currency related transactions	—	—	(37,157)	(466,344)	(178,813)	(343,265)

	4,705,136	44,574,131	1,008,760	7,111,618	124,063,884	12,057,228

Net gain on investments, options and swaptions, futures contracts and foreign currency transactions	9,934,532	84,518,475	2,051,409	82,322,051	114,309,647	42,468,602

Net increase in net assets resulting from operations	$9,339,412	$83,063,461	$1,804,558	$81,528,779	$115,711,601	$41,721,243

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	U.S. OPPORTUNITIES PORTFOLIO	GLOBAL OPPORTUNITIES PORTFOLIO[1]	INTERNATIONAL OPPORTUNITIES PORTFOLIO	ASSET ALLOCATION PORTFOLIO
Investment income:
Interest	$120,607	$7,209	$421,184	$6,529,849
Securities lending income (Note C)	37,976	—	6,088	105,757
Dividends and reclaims	1,566,203	414,668	10,962,594	4,651,942
Foreign taxes withheld	(178)	(15,034)	(614,997)	(56,647)
Interest from affiliates (Note D)	2,078	449	6,000	7,390

Total investment income	1,726,686	407,292	10,780,869	11,238,291

Expenses:
Investment advisory fee	1,426,376	243,226	6,365,708	2,143,235
Administration fee	97,253	20,269	428,901	278,223
Administration fee - class specific	32,307	6,747	161,026	97,473
Custodian fee	19,342	22,477	285,261	210,259
Transfer agent fee - class specific	177,491	70,513	745,905	671,773
Shareholder servicing fees - class specific	278,296	54,448	1,138,171	929,189
Distribution fees - class specific	342,283	65,921	1,200,138	963,044
Legal and audit fees	19,611	26,192	54,713	66,879
Printing fees	40,691	5,148	209,560	114,663
Registration fees and expenses	24,902	30,182	43,238	18,182
Officers’ and trustees’ fees	10,144	2,187	52,466	32,250
Other	7,866	2,920	62,877	43,134

Total expenses	2,476,562	550,230	10,747,964	5,568,304

Less investment advisory waived	(277,679)	(5,486)	—	—
Less administration fees waived - class specific	(11,238)	(6,408)	—	(3,723)
Less transfer agent fees waived - class specific	(4,792)	(3,836)	—	(112)
Less transfer agent fees reimbursed - class specific	(23,312)	(47,729)	—	(613)
Less fees paid indirectly (Note C)	(974)	(186)	(2,361)	(2,926)

Net expenses	2,158,567	486,585	10,745,603	5,560,930

Net investment income (loss)	(431,881)	(79,293)	35,266	5,677,361

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	6,165,361	1,922,057	113,651,067	24,731,582
Written options and swaptions contracts	—	—	—	309,317
Futures and swaps contracts	—	—	—	877,794
Foreign currency related transactions	—	31,836	2,958,196	(399,334)

	6,165,361	1,953,893	116,609,263	25,519,359

Change in unrealized appreciation/depreciation from:
Investments	23,872,836	5,191,985	133,931,390	26,861,227
Written options and swaptions contracts	—	—	—	(206,231)
Futures and swaps contracts	—	—	—	365,300
Foreign currency related transactions	—	142,694	4,935,945	405,509

	23,872,836	5,334,679	138,867,335	27,425,805

Net gain on investments, options and swaptions, futures and swaps contracts and foreign currency transactions	30,038,197	7,288,572	255,476,598	52,945,164

Net increase in net assets resulting from operations	$29,606,316	$7,209,279	$255,511,864	$58,622,525

[1]	Commencement of operations on January 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INVESTMENT TRUST PORTFOLIO		CAPITAL APPRECIATION
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,326,350	$9,798,473	$(409,850)	$(1,603,154)
Net realized gain	57,978,190	104,895,685	17,259,728	21,974,299
Net change in unrealized appreciation/depreciation	28,655,308	(21,874,624)	(3,031,596)	(8,628,443)

Net increase in net assets resulting from operations	91,959,848	92,819,534	13,818,282	11,742,702

Distributions to shareholders from:
Net investment income:
Institutional Class	(5,796,715)	(4,070,114)	—	—
Service Class	(8,542)	(6,953)	—	—
Investor A Class	(3,894,028)	(2,873,035)	—	—
Investor B Class	(80,401)	—	—	—
Investor C Class	(9,617)	—	—	—

Total distributions from net investment income	(9,789,303)	(6,950,102)	—	—

Net realized gains:
Institutional Class	—	(13,019,695)	—	—
Service Class	—	(39,545)	—	—
Investor A Class	—	(13,600,742)	—	—
Investor B Class	—	(6,236,046)	—	—
Investor C Class	—	(605,658)	—	—
R Class	—	—	—	—

Total distributions from net realized gains	—	(33,501,686)	—	—

Total distributions to shareholders	(9,789,303)	(40,451,788)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(112,606,143)	(215,756,173)	(22,292,128)	(41,269,364)

Redemption fees	1,685	15,918	1	6,975

Total increase (decrease) in net assets	(30,433,913)	(163,372,509)	(8,473,845)	(29,519,687)
Net assets:
Beginning of period	1,181,043,301	1,344,415,810	249,040,209	278,559,896

End of period	$1,150,609,388	$1,181,043,301	$240,566,364	$249,040,209

End of period undistributed net investment income (distributions in excess of net investment income)	$5,326,394	$9,789,347	$(409,850)	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	MID-CAP VALUE EQUITY PORTFOLIO		MID-CAP GROWTH EQUITY PORTFOLIO		AURORA PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,833,130	$3,240,926	$(2,304,190)	$(4,987,055)	$2,226,321	$(8,332,559)
Net realized gain	50,334,066	83,421,009	28,736,391	50,740,063	212,846,250	577,220,046
Net change in unrealized appreciation/depreciation	75,086,188	(10,363,661)	14,646,362	(31,648,826)	15,849,502	(504,909,526)

Net increase in net assets resulting from operations	130,253,384	76,298,274	41,078,563	14,104,182	230,922,073	63,977,961

Distributions to shareholders from:
Net investment income:
Institutional Class	(950,124)	(195,309)	—	—	—	—
Service Class	(28,046)	(7,194)	—	—	—	—
Investor A Class	(4,346,319)	(923,718)	—	—	—	—
Investor B Class	(149,820)	—	—	—	—	—
Investor C Class	(346,654)	—	—	—	—	—

Total distributions from net investment income	(5,820,963)	(1,126,221)	—	—	—	—

Net realized gains:
Institutional Class	(10,598,964)	(5,884,247)	—	(921,396)	(39,020,242)	(28,658,928)
Service Class	(400,184)	(107,064)	—	(14,346)	(6,428)	(28)
Investor A Class	(62,756,283)	(45,347,430)	—	(3,790,441)	(348,851,877)	(283,519,298)
Investor B Class	(16,156,916)	(13,986,415)	—	(838,922)	(110,014,015)	(81,735,734)
Investor C Class	(18,615,276)	(11,728,910)	—	(293,573)	(91,436,852)	(75,908,932)
R Class	—	—	—	—	(6,360)	—

Total distributions from net realized gains	(108,527,623)	(77,054,066)	—	(5,858,678)	(589,335,774)	(469,822,920)

Total distributions to shareholders	(114,348,586)	(78,180,287)	—	(5,858,678)	(589,335,774)	(469,822,920)

Net increase (decrease) in net assets resulting from capital share transactions	206,955,161	55,161,843	(48,613,624)	(54,659,900)	127,394,761	(337,886,439)

Redemption fees	1,995	104,030	—	18,713	50,394	113,805

Total increase (decrease) in net assets	222,861,954	53,383,860	(7,535,061)	(46,395,683)	(230,968,546)	(743,617,593)
Net assets:
Beginning of period	842,858,063	789,474,203	400,279,574	446,675,257	1,955,311,659	2,698,929,252

End of period	$1,065,720,017	$842,858,063	$392,744,513	$400,279,574	$1,724,343,113	$1,955,311,659

End of period undistributed net investment income (distributions in excess of net investment income)	$1,330,747	$2,318,580	$(2,304,190)	$—	$2,205,286	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	SMALL/MID-CAP GROWTH PORTFOLIO		SMALL CAP VALUE EQUITY PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,448,849)	$(3,098,866)	$260,487	$(85,228)
Net realized gain	26,473,196	15,293,907	7,338,701	17,081,198
Net change in unrealized appreciation/depreciation	3,808,431	4,689,485	1,105,492	(7,680,487)

Net increase in net assets resulting from operations	28,832,778	16,884,526	8,704,680	9,315,483

Distributions to shareholders from:
Net investment income:
BlackRock Class	—	—	(96,251)	(67,528)
Institutional Class	—	—	(864,738)	(854,889)
Service Class	—	—	(79,661)	(67,932)
Investor A Class	—	—	(565,742)	(394,454)
Investor B Class	—	—	(85,437)	(160,437)
Investor C Class	—	—	(57,217)	(81,005)

Total distributions from net investment income	—	—	(1,749,046)	(1,626,245)

Net realized gains:
BlackRock Class	—	—	(883,861)	(873,689)
Institutional Class	(1,246,455)	(939,124)	(7,026,310)	(11,235,231)
Service Class	(1,145)	(5)	(767,565)	(613,345)
Investor A Class	(11,264,602)	(9,326,969)	(5,528,989)	(5,676,463)
Investor B Class	(1,395,885)	(1,175,000)	(1,626,642)	(2,444,122)
Investor C Class	(1,040,672)	(976,287)	(983,319)	(1,219,050)
R Class	(1,135)	—	—	—

Total distributions from net realized gains	(14,949,894)	(12,417,385)	(16,816,686)	(22,061,900)

Total distributions to shareholders	(14,949,894)	(12,417,385)	(18,565,732)	(23,688,145)

Net increase (decrease) in net assets resulting from capital share transactions	(15,795,346)	(12,489,359)	7,503,776	(29,487,319)

Redemption fees	3,655	16,772	142	6,000

Total increase (decrease) in net assets	(1,908,807)	(8,005,446)	(2,357,134)	(43,853,981)
Net assets:
Beginning of period	273,637,451	281,642,897	84,744,685	128,598,666

End of period	$271,728,644	$273,637,451	$82,387,551	$84,744,685

End of period undistributed net investment income (distributions in excess of net investment income)	$(1,448,849)	$—	$(1,488,558)	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	SMALL CAP CORE EQUITY PORTFOLIO		SMALL CAP GROWTH EQUITY PORTFOLIO		GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(595,120)	$(939,234)	$(1,455,014)	$(3,930,605)	$(246,851)	$(385,942)
Net realized gain	5,229,396	1,549,931	39,944,344	60,128,668	1,042,649	2,667,296
Net change in unrealized appreciation/depreciation	4,705,136	2,731,708	44,574,131	12,193,812	1,008,760	(871,807)

Net increase in net assets resulting from operations	9,339,412	3,342,405	83,063,461	68,391,875	1,804,558	1,409,547

Distributions to shareholders from:
Net investment income:
BlackRock Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Investor A Class	—	—	—	—	—	—
Investor B Class	—	—	—	—	—	—
Investor C Class	—	—	—	—	—	—

Total distributions from net investment income	—	—	—	—	—	—

Net realized gains:
BlackRock Class	—	—	—	—	—	—
Institutional Class	(390,383)	(307,016)	—	—	—	—
Service Class	(53,212)	(6,306)	—	—	—	—
Investor A Class	(354,030)	(244,721)	—	—	—	—
Investor B Class	(142,927)	(129,108)	—	—	—	—
Investor C Class	(437,962)	(329,511)	—	—	—	—
R Class	—	—	—	—	—	—

Total distributions from net realized gains	(1,378,514)	(1,016,662)	—	—	—	—

Total distributions to shareholders	(1,378,514)	(1,016,662)	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(957,495)	31,759,540	17,446,330	12,885,215	(68,482)	5,508,862

Redemption fees	466	11,144	7,801	39,600	1,714	38,251

Total increase (decrease) in net assets	7,003,869	34,096,427	100,517,592	81,316,690	1,737,790	6,956,660
Net assets:
Beginning of period	82,397,343	48,300,916	654,987,858	573,671,168	31,400,158	24,443,498

End of period	$89,401,212	$82,397,343	$755,505,450	$654,987,858	$33,137,948	$31,400,158

End of period undistributed net investment income (distributions in excess of net investment income)	$(595,120)	$—	$(1,455,014)	$—	$(298,448)	$(34,007)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	GLOBAL RESOURCES PORTFOLIO		ALL-CAP GLOBAL RESOURCES PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(793,272)	$3,254,386	$1,401,954	$(1,131,914)
Net realized gain (loss)	75,210,433	274,858,556	(9,754,237)	23,146,323
Net change in unrealized appreciation/depreciation	7,111,618	(320,574,806)	124,063,884	(48,891,452)

Net increase (decrease) in net assets resulting from operations	81,528,779	(42,461,864)	115,711,601	(26,877,043)

Distributions to shareholders from:
Net investment income:
Institutional Class	(407,505)	(307,204)	—	—
Service Class	—	—	—	—
Investor A Class	(5,480,853)	(5,952,043)	—	—
Investor B Class	(90,725)	(663,366)	—	—
Investor C Class	(84,828)	(1,146,191)	—	—

Total distributions from net investment income	(6,063,911)	(8,068,804)	—	—

Net realized gains:
Institutional Class	(9,325,982)	(4,512,903)	(10,090,707)	—
Service Class	—	—	(62,756)	—
Investor A Class	(185,047,519)	(94,937,633)	(7,092,333)	—
Investor B Class	(26,519,774)	(13,508,170)	(1,254,323)	—
Investor C Class	(43,361,959)	(23,448,838)	(4,033,407)	—

Total distributions from net realized gains	(264,255,234)	(136,407,544)	(22,533,526)	—

Total distributions to shareholders	(270,319,145)	(144,476,348)	(22,533,526)	—

Net increase (decrease) in net assets resulting from capital share transactions	106,696,187	(96,562,952)	87,740,860	550,467,699

Redemption fees	10,525	150,592	34,883	300,777

Total increase (decrease) in net assets	(82,083,654)	(283,350,572)	180,953,818	523,891,433
Net assets:
Beginning of period	953,785,330	1,237,135,902	768,292,657	244,401,224

End of period	$871,701,676	$953,785,330	$949,246,475	$768,292,657

End of period undistributed net investment income (distributionsin excess of net investment income)	$(9,178,687)	$(3,606,791)	$1,874,100	$(124,929)

[1]	Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	HEALTH SCIENCES OPPORTUNITIES PORTFOLIO		U.S. OPPORTUNITIES PORTFOLIO		GLOBAL OPPORTUNITIES PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE PERIOD 1/31/06[1] THROUGH 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(747,359)	$(2,734,346)	$(431,881)	$(887,312)	$(79,293)	$119,067
Net realized gain (loss)	30,411,374	8,780,182	6,165,361	15,728,094	1,953,893	(2,122,517)
Net change in unrealized appreciation/depreciation	12,057,228	44,953,059	23,872,836	(4,266,062)	5,334,679	1,780,741

Net increase (decrease) in net assets resulting from operations	41,721,243	50,998,895	29,606,316	10,574,720	7,209,279	(222,709)

Distributions to shareholders from:
Net investment income:
Institutional Class	—	—	—	—	(80,270)	—
Service Class	—	—	—	—	(241)	—
Investor A Class	—	—	—	—	(166,607)	—
Investor B Class	—	—	—	—	(24,703)	—
Investor C Class	—	—	—	—	(49,188)	—

Total distributions from net investment income	—	—	—	—	(321,009)	—

Net realized gains:
Institutional Class	(1,602,973)	(1,084,099)	—	—	—	—
Service Class	(68,118)	(3,118)	—	—	—	—
Investor A Class	(6,106,732)	(5,911,655)	—	—	—	—
Investor B Class	(1,146,981)	(1,377,483)	—	—	—	—
Investor C Class	(3,784,320)	(3,056,393)	—	—	—	—

Total distributions from net realized gains	(12,709,124)	(11,432,748)	—	—	—	—

Total distributions to shareholders	(12,709,124)	(11,432,748)	—	—	(321,009)	—

Net increase (decrease) in net assets resulting from capital share transactions	170,130,041	497,697,630	99,865,237	87,123,873	6,693,057	47,319,135

Redemption fees	26,084	287,297	11,765	45,598	3,310	29,433

Total increase (decrease) in net assets	199,168,244	537,551,074	129,483,318	97,744,191	13,584,637	47,125,859
Net assets:
Beginning of period	884,895,369	347,344,295	193,789,433	96,045,242	47,125,859	—

End of period	$1,084,063,613	$884,895,369	$323,272,751	$193,789,433	$60,710,496	$47,125,859

End of period undistributed net investment income (distributions in excess of net investment income)	$(690,219)	$(106,886)	$(431,880)	$—	$(73,073)	$226,351

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	INTERNATIONAL OPPORTUNITIES PORTFOLIO		ASSET ALLOCATION PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$35,266	$5,355,940	$5,677,361	$10,883,734
Net realized gain	116,609,263	163,311,342	25,519,359	37,465,041
Net change in unrealized appreciation/depreciation	138,867,335	58,090,268	27,425,805	(4,516,474)

Net increase in net assets resulting from operations	255,511,864	226,757,550	58,622,525	43,832,301

Distributions to shareholders from:
Net investment income:
Institutional Class	(5,714,005)	(2,535,083)	(153,496)	(610,544)
Service Class	(1,836,362)	(924,596)	(9,372)	(35,860)
Investor A Class	(5,788,432)	(3,085,154)	(1,853,346)	(7,497,028)
Investor B Class	(560,575)	(709,984)	(330,759)	(1,419,982)
Investor C Class	(1,513,353)	(1,416,668)	(173,691)	(673,164)

Total distributions from net investment income	(15,412,727)	(8,671,485)	(2,520,664)	(10,236,578)

Net realized gains:
Institutional Class	(46,667,147)	(4,966,335)	(1,296,964)	(1,248,807)
Service Class	(17,687,846)	(1,817,729)	(89,755)	(90,782)
Investor A Class	(57,992,691)	(6,379,387)	(19,046,801)	(20,421,460)
Investor B Class	(13,325,007)	(1,796,484)	(7,043,852)	(7,602,194)
Investor C Class	(30,320,263)	(3,424,897)	(3,276,940)	(2,902,370)

Total distributions from net realized gains	(165,992,954)	(18,384,832)	(30,754,312)	(32,265,613)

Total distributions to shareholders	(181,405,681)	(27,056,317)	(33,274,976)	(42,502,191)

Net increase (decrease) in net assets resulting from capital share transactions	157,840,525	251,687,980	(22,662,912)	(681,295)

Redemption fees	2,442	162,347	59,325	58,854

Total increase in net assets	231,949,150	451,551,560	2,743,962	707,669
Net assets:
Beginning of period	1,169,723,938	718,172,378	773,142,283	772,434,614

End of period	$1,401,673,088	$1,169,723,938	$775,886,245	$773,142,283

End of period undistributed net investment income (distributions in excess of net investment income)	$(2,037,214)	$10,382,050	$2,217,948	$(539,415)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
INVESTMENT TRUST		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$14.01	$13.37	$11.95	$10.32	$8.50	$11.25	$14.04	$13.39		$11.97	$10.33	$8.44	$11.21

Net investment income	0.09 [2]	0.16 [2]	0.14 [2]	0.09 [2]	0.10	0.11	0.08 [2]	0.12	[2]	0.13 [2]	0.06 [2]	0.10	0.01
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.06	0.92	1.38	1.67	1.83	(2.86)	1.05	0.93		1.35	1.67	1.79	(2.78)

Net increase (decrease) from investment operations	1.15	1.08	1.52	1.76	1.93	(2.75)	1.13	1.05		1.48	1.73	1.89	(2.77)

Dividends and distributions from:
Net investment income	(0.18)	(0.10)	(0.10)	(0.13)	(0.11)	—	(0.13)	(0.06)		(0.06)	(0.09)	—	—
Net realized capital gains	—	(0.34)	—	—	—	—	—	(0.34)		—	—	—	—

Total dividends and distributions	(0.18)	(0.44)	(0.10)	(0.13)	(0.11)	—	(0.13)	(0.40)		(0.06)	(0.09)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	—	—	— [3]	—	[3]	— [3]	— [3]	—	—

Net asset value, end of period	$14.98	$14.01	$13.37	$11.95	$10.32	$8.50	$15.04	$14.04		$13.39	$11.97	$10.33	$8.44

Total return	8.20%[4,5]	8.31%[4]	12.72%[4]	17.11%[4]	22.80%	(24.44)%	8.04%[4,5]	7.98%[4]		12.41%[4]	16.83%[4]	22.39%	(24.71)%
Ratios/Supplemental data:
Net assets, end of period (000)	$465,854	$480,663	$523,607	$51,593	$60,886	$134,859	$989	$937		$1,566	$1,714	$1,988	$3,797
Ratio of net expenses to average net assets	0.77%[6]	0.77%	0.81%	0.81%	0.81%	0.81%	1.00%[6]	1.04%		1.11%	1.07%	1.11%	1.11%
Ratio of total expenses to average net assets (excluding waivers)	0.78%[6]	0.87%	1.09%	0.99%	0.96%	0.87%	1.00%[6]	1.14%		1.32%	1.23%	1.26%	1.16%
Ratio of net investment income to average net assets	1.27%[6]	1.16%	1.09%	0.81%	0.93%	0.36%	1.05%[6]	0.90%		1.02%	0.56%	0.64%	0.06%
Ratio of net investment income to average net assets (excluding waivers)	1.26%[6]	1.06%	0.81%	0.63%	0.79%	0.30%	1.05%[6]	0.80%		0.81%	0.40%	0.49%	0.02%
Portfolio turnover rate	31%	76%	105%	72%	98%	124%	31%	76%		105%	72%	98%	124%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$13.80	$13.20	$11.79	$10.18	$8.41	$11.17	$13.13	$12.59		$11.30	$9.78	$8.06	$10.79

Net investment income (loss)	0.06 [2]	0.10 [2]	0.09 [2]	0.04 [2]	0.06	(0.01)	0.01 [2]	—	[2,7]	— [2,7]	(0.04)[2]	(0.02)	(0.10)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.05	0.91	1.70	1.64	1.79	(2.75)	0.99	0.88		1.29	1.57	1.74	(2.63)

Net increase (decrease) from investment operations	1.11	1.01	1.79	1.68	1.85	(2.76)	1.00	0.88		1.29	1.53	1.72	(2.73)

Dividends and distributions from:
Net investment income	(0.12)	(0.07)	(0.38)	(0.07)	(0.08)	—	(0.01)	—		—	(0.01)	—	—
Net realized capital gains	—	(0.34)	—	—	—	—	—	(0.34)		—	—	—	—

Total dividends and distributions	(0.12)	(0.41)	(0.38)	(0.07)	(0.08)	—	(0.01)	(0.34)		—	(0.01)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	—	—	— [3]	—	[3]	— [3]	— [3]	—	—

Net asset value, end of period	$14.79	$13.80	$13.20	$11.79	$10.18	$8.41	$14.12	$13.13		$12.59	$11.30	$9.78	$8.06

Total return	8.03%[4,5,8]	7.82%[4,8]	12.30%[4,8]	16.60%[4,8]	22.09%[8]	(24.71)%[8]	7.58%[4,5,9]	7.12	% [4,9]	11.42%[4,9]	15.70%[4,9]	21.34%[9]	(25.30)%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$483,810	$478,762	$552,118	$17,632	$19,408	$24,816	$181,607	$201,500		$243,232	$20,448	$21,182	$22,119
Ratio of net expenses to average net assets	1.16%[6]	1.16%	1.16%	1.26%	1.28%	1.28%	1.91%[6]	1.91%		1.91%	2.01%	2.03%	2.03%
Ratio of total expenses to average net assets (excluding waivers)	1.24%[6]	1.40%	1.43%	1.47%	1.43%	1.36%	2.13%[6]	2.14%		2.08%	2.13%	2.18%	2.11%
Ratio of net investment income (loss) to average net assets	0.88%[6]	0.78%	0.71%	0.37%	0.45%	(0.04)%	0.13%[6]	0.02%		(0.02)%	(0.39)%	(0.30)%	(0.78)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.80%[6]	0.54%	0.44%	0.16%	0.30%	(0.11)%	(0.09)%[6]	(0.21)%		(0.19)%	(0.50)%	(0.45)%	(0.86)%
Portfolio turnover rate	31%	76%	105%	72%	98%	124%	31%	76%		105%	72%	98%	124%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
INVESTMENT TRUST	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$13.14	$12.61	$11.31	$9.77	$8.06	$10.79

Net investment income (loss)	0.01 [2]	— [2,7]	— [2,7]	(0.04)[2]	(0.02)[2]	(0.11)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.99	0.87	1.30	1.58	1.73	(2.62)

Net increase (decrease) from investment operations	1.00	0.87	1.30	1.54	1.71	(2.73)

Dividends and distributions from:
Net investment income	(0.01)	—	—	—	—	—
Net realized capital gains	—	(0.34)	—	—	—	—

Total dividends and distributions	(0.01)	(0.34)	—	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$14.13	$13.14	$12.61	$11.31	$9.77	$8.06

Total return[9]	7.59%[4,5]	7.03%[4]	11.49%[4]	15.78%[4]	21.22%	(25.30)%
Ratios/Supplemental data:
Net assets, end of period (000)	$18,350	$19,181	$23,893	$2,413	$1,829	$1,923
Ratio of net expenses to average net assets	1.90%[6]	1.90%	1.91%	2.03%	2.03%	2.03%
Ratio of total expenses to average net assets (excluding waivers)	1.94%[6]	1.98%	2.07%	2.14%	2.18%	2.11%
Ratio of net investment income (loss) to average net assets	0.14%[6]	0.03%	(0.01)%	(0.39)%	(0.25)%	(0.80)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.10%[6]	(0.05)%	(0.17)%	(0.50)%	(0.40)%	(0.87)%
Portfolio turnover rate	31%	76%	105%	72%	98%	124%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Net investment income is less than $0.005 per share.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
CAPITAL APPRECIATION	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	11/01/04 - 9/30/05	YEAR ENDED OCTOBER 31			PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]
				2004	2003	2002[2]
Net asset value, beginning of period	$14.91	$14.19	$12.78	$12.17	$10.14	$11.74	$14.46	$13.81	$12.96

Net investment income (loss)	0.03 [3]	— [3,4]	0.05 [3]	(0.04)	(0.02)	— [4]	(0.01)[3]	(0.05)[3]	(0.05)[3]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.86	0.72	1.36	0.65	2.05	(1.60)	0.83	0.70	0.90

Net increase (decrease) from investment operations	0.89	0.72	1.41	0.61	2.03	(1.60)	0.82	0.65	0.85

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	—	—	—	— [5]	— [5]	— [5]

Net asset value, end of period	$15.80	$14.91	$14.19	$12.78	$12.17	$10.14	$15.28	$14.46	$13.81

Total return	5.97%[6,7]	5.07%[6]	11.03%[6,7,8]	5.01%	20.02%	(13.63)%	5.67%[6,7]	4.71%[6]	6.56%[6,7,8]
Ratios/Supplemental data:
Net assets, end of period (000)	$54,280	$48,146	$52,154	$52,399	$60,878	$41,161	$21	$— [9]	$— [9]
Ratio of net expenses to average net assets	0.81%[10]	0.95%	1.05%[10]	1.14%	1.08%	1.08%	1.31%[10]	1.35%	1.58%[10]
Ratio of total expenses to average net assets (excluding waivers)	0.87%[10]	1.00%	1.15%[10]	1.14%	1.08%	1.09%	1.36%[10]	45.33%	1.83%[10]
Ratio of net investment income (loss) to average net assets	0.34%[10]	0.00%	0.43%[10]	(0.31)%	(0.19)%	0.03%	(0.15)%[10]	(0.33)%	(0.55)%[10]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.28%[10]	(0.05)%	0.33%[10]	(0.31)%	(0.19)%	0.02%	(0.20)%[10]	(44.31)%	(0.80)%[10]
Portfolio turnover rate	55%	87%	70%	91%	113%	31%	55%	87%	70%

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	11/01/04 - 9/30/05	YEAR ENDED OCTOBER 31
				2004	2003	2002[2]
Net asset value, beginning of period	$14.46	$13.82	$12.47	$11.91	$9.96	$11.56

Net investment income (loss)	(0.01)[3]	(0.06)[3]	0.02 [3]	(0.08)	(0.05)	(0.03)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.83	0.70	1.33	0.64	2.00	(1.57)

Net increase (decrease) from investment operations	0.82	0.64	1.35	0.56	1.95	(1.60)

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	—	—	—

Net asset value, end of period	$15.28	$14.46	$13.82	$12.47	$11.91	$9.96

Total return[11]	5.67%[6,7]	4.63%[6]	10.83%[6,7,8]	4.70%	19.58%	(13.84)%
Ratios/Supplemental data:
Net assets, end of period (000)	$111,384	$112,737	$120,371	$99,435	$103,247	$76,798
Ratio of net expenses to average net assets	1.31%[10]	1.35%	1.31%[10]	1.44%	1.38%	1.38%
Ratio of total expenses to average net assets (excluding waivers)	1.35%[10]	1.53%	1.48%[10]	1.44%	1.38%	1.39%
Ratio of net investment income (loss) to average net assets	(0.18)%[10]	(0.40)%	0.21%[10]	(0.62)%	(0.47)%	(0.28)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.22)%[10]	(0.58)%	0.04%[10]	(0.62)%	(0.47)%	(0.29)%
Portfolio turnover rate	55%	87%	70%	91%	113%	31%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

CAPITAL APPRECIATION	INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	11/01/04 - 9/30/05	YEAR ENDED OCTOBER 31
				2004	2003	2002[2]
Net asset value, beginning of period	$13.56	$13.06	$11.86	$11.41	$9.61	$11.23

Net investment loss	(0.07)[3]	(0.16)[3]	(0.06)[3]	(0.15)	(0.12)	(0.11)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.78	0.66	1.26	0.60	1.92	(1.51)

Net increase (decrease) from investment operations	0.71	0.50	1.20	0.45	1.80	(1.62)

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	—	—	—

Net asset value, end of period	$14.27	$13.56	$13.06	$11.86	$11.41	$9.61

Total return[12]	5.24%[6,7]	3.83%[6]	10.12%[6,7,13]	3.94%	18.73%	(14.43)%
Ratios/Supplemental data:
Net assets, end of period (000)	$60,266	$71,078	$85,465	$97,938	$108,125	$90,564
Ratio of net expenses to average net assets	2.09%[10]	2.10%	2.05%[10]	2.14%	2.08%	2.08%
Ratio of total expenses to average net assets (excluding waivers)	2.16%[10]	2.20%	2.15%[10]	2.14%	2.08%	2.09%
Ratio of net investment loss to average net assets	(0.96)%[10]	(1.16)%	(0.53)%[10]	(1.31)%	(1.17)%	(0.98)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.03)%[10]	(1.26)%	(0.63)%[10]	(1.31)%	(1.17)%	(0.99)%
Portfolio turnover rate	55%	87%	70%	91%	113%	31%

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	11/01/04 - 9/30/05	YEAR ENDED OCTOBER 31
				2004	2003	2002[2]
Net asset value, beginning of period	$13.57	$13.06	$11.86	$11.41	$9.61	$11.23

Net investment loss	(0.06)[3]	(0.15)[3]	(0.06)[3]	(0.15)	(0.11)	(0.11)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.78	0.66	1.26	0.60	1.91	(1.51)

Net increase (decrease) from investment operations	0.72	0.51	1.20	0.45	1.80	(1.62)

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	—	—	—

Net asset value, end of period	$14.29	$13.57	$13.06	$11.86	$11.41	$9.61

Total return[12]	5.31%[6,7]	3.91%[6]	10.12%[6,7,13]	3.94%	18.73%	(14.43)%
Ratios/Supplemental data:
Net assets, end of period (000)	$14,615	$17,079	$20,570	$23,854	$30,516	$31,274
Ratio of net expenses to average net assets	1.99%[10]	2.04%	2.05%[10]	2.14%	2.08%	2.08%
Ratio of total expenses to average net assets (excluding waivers)	2.02%[10]	2.10%	2.15%[10]	2.14%	2.08%	2.09%
Ratio of net investment loss to average net assets	(0.86)%[10]	(1.10)%	(0.51)%[10]	(1.30)%	(1.15)%	(0.99)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.89)%[10]	(1.16)%	(0.61)%[10]	(1.30)%	(1.15)%	(1.00)%
Portfolio turnover rate	55%	87%	70%	91%	113%	31%

[1]	Commencement of operations of share class effective 1/28/05.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Net investment income is less than $0.005 per share.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not annualized.
[8]	The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.
[9]	Net assets end of period are less than $500.
[10]	Annualized.
[11]	Sales load not reflected in total return.
[12]	Contingent deferred sales load not reflected in total return.
[13]	The total return includes an impact of 9 basis points related to payments made by SSRM prior to January 31, 2005.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MID-CAP VALUE EQUITY*	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66	$11.85

Net investment income	0.10 [2]	0.12 [2]	0.04 [2]	0.11	0.08	0.08	0.04
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.92	1.23	0.97	1.44	3.08	(1.21)	0.30

Net increase (decrease) from investment operations	2.02	1.35	1.01	1.55	3.16	(1.13)	0.34

Dividends and distributions from:
Net investment income	(0.15)	(0.04)	—	(0.15)	(0.09)	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.81)	—	(0.46)	(1.53)

Total dividends and distributions	(1.81)	(1.42)	—	(0.96)	(0.09)	(0.46)	(1.53)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$13.88	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66

Total return	15.44%[4,5]	10.77%[4]	7.94%[4,5]	13.07%[5]	34.83%	(10.21)%	3.20%
Ratios/Supplemental data:
Net assets, end of period (000)	$161,288	$80,292	$53,111	$50,383	$30,181	$26,099	$35,116
Ratio of net expenses to average net assets	0.98%[6]	0.99%	1.00%[6]	0.99%[6]	0.98%	0.99%	0.95%
Ratio of total expenses to average net assets (excluding waivers)	1.05%[6]	1.07%	1.30%[6]	1.09%[6]	1.03%	1.18%	1.15%
Ratio of net investment income to average net assets	1.45%[6]	0.88%	0.49%[6]	1.18%[6]	0.76%	0.93%	0.42%
Ratio of net investment income to average net assets (excluding waivers)	1.38%[6]	0.80%	0.19%[6]	1.08%[6]	0.71%	0.75%	0.23%
Portfolio turnover rate	111%	153%	60%	53%	86%	66%	69%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	PERIOD ENDED 2/28/05[7]
Net asset value, beginning of period	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.08 [2]	0.08 [2]	0.02 [2]	(0.01)
Gain on investments, foreign currency and options (both realized and unrealized)	1.90	1.21	0.96	0.60

Net increase from investment operations	1.98	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.12)	(0.03)	—	—
Net realized capital gains	(1.66)	(1.38)	—	—

Total dividends and distributions	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—

Net asset value, end of period	$13.69	$13.49	$13.61	$12.63

Total return	15.31%[4,5]	10.45%[4]	7.76%[4,5]	4.89%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$3,784	$3,130	$889	$1,374
Ratio of net expenses to average net assets	1.25%[6]	1.25%	1.25%[6]	1.25%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.31%[6]	1.50%	1.54%[6]	1.49%[6]
Ratio of net investment income to average net assets	1.22%[6]	0.61%	0.20%[6]	0.39%[6]
Ratio of net investment income (loss) to average net assets (excluding waivers)	1.16%[6]	0.36%	(0.09)%[6]	0.14%[6]
Portfolio turnover rate	111%	153%	60%	53%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

MID-CAP VALUE EQUITY*	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73

Net investment income	0.08 [2]	0.08 [2]	0.02 [2]	0.07	0.05	0.06	0.02
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.88	1.21	0.94	1.45	3.02	(1.22)	0.29

Net increase (decrease) from investment operations	1.96	1.29	0.96	1.52	3.07	(1.16)	0.31

Dividends and distributions from:
Net investment income	(0.12)	(0.02)	—	(0.11)	(0.06)	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.80)	—	(0.46)	(1.51)

Total dividends and distributions	(1.78)	(1.40)	—	(0.91)	(0.06)	(0.46)	(1.51)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$13.56	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53

Total return[8]	15.28%[4,5]	10.56%[4]	7.66%[4,5]	12.98%[5]	34.51%	(10.61)%	2.96%
Ratios/Supplemental data:
Net assets, end of period (000)	$606,417	$497,964	$500,479	$448,237	$363,188	$194,034	$242,113
Ratio of net expenses to average net assets	1.25%[6]	1.25%	1.25%[6]	1.24%[6]	1.28%	1.29%	1.25%
Ratio of total expenses to average net assets (excluding waivers)	1.39%[6]	1.56%	1.64%[6]	1.38%[6]	1.33%	1.48%	1.41%
Ratio of net investment income to average net assets	1.22%[6]	0.62%	0.24%[6]	0.92%[6]	0.47%	0.65%	0.16%
Ratio of net investment income (loss) to average net assets (excluding waivers)	1.08%[6]	0.31%	(0.15)%[6]	0.78%[6]	0.42%	0.47%	0.01%
Portfolio turnover rate	111%	153%	60%	53%	86%	66%	69%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, a series of a predecessor trust, the State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Commencement of operations of share class effective 1/28/05.
[8]	Sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
MID-CAP VALUE EQUITY*	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05	$11.30

Net investment income (loss)	0.03 [2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)	(0.06)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.75	1.13	0.90	1.41	2.85	(1.15)	0.28

Net increase (decrease) from investment operations	1.78	1.11	0.86	1.38	2.83	(1.16)	0.22

Dividends and distributions from:
Net investment income	(0.02)	—	—	(0.01)	—	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.78)	—	(0.44)	(1.47)

Total dividends and distributions	(1.68)	(1.38)	—	(0.79)	—	(0.44)	(1.47)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$12.56	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05

Total return[4]	14.89%[5,6]	9.63%[5]	7.25%[5,6]	12.39%[6]	33.53%[6]	(11.13)%	2.20%
Ratios/Supplemental data:
Net assets, end of period (000)	$130,294	$124,089	$131,651	$128,568	$109,815	$79,536	$91,416
Ratio of net expenses to average net assets	2.00%[7]	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%
Ratio of total expenses to average net assets (excluding waivers)	2.23%[7]	2.25%	2.29%[7]	2.09%[7]	2.03%	2.18%	2.10%
Ratio of net investment income (loss) to average net assets	0.49%[7]	(0.13)%	(0.52)%[7]	0.20%[7]	(0.24)%	(0.05)%	(0.52)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.26%[7]	(0.38)%	(0.81)%[7]	0.10%[7]	(0.29)%	(0.23)%	(0.66)%
Portfolio turnover rate	111%	153%	60%	53%	86%	66%	69%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

MID-CAP VALUE EQUITY*	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04	$11.28

Net investment income (loss)	0.03 [2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)	(0.05)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.75	1.13	0.90	1.40	2.85	(1.14)	0.28

Net increase (decrease) from investment operations	1.78	1.11	0.86	1.37	2.83	(1.15)	0.23

Dividends and distributions from:
Net investment income	(0.03)	—	—	(0.01)	—	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.77)	—	(0.44)	(1.47)

Total dividends and distributions	(1.69)	(1.38)	—	(0.78)	—	(0.44)	(1.47)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$12.55	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04

Total return[4]	14.95%[5,6]	9.63%[5]	7.25%[5,6]	12.40%[6]	33.53%	(11.09)%	2.25%
Ratios/Supplemental data:
Net assets, end of period (000)	$163,936	$137,382	$103,344	$91,657	$82,758	$58,499	$62,505
Ratio of net expenses to average net assets	2.00%[7]	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%
Ratio of total expenses to average net assets (excluding waivers)	2.15%[7]	2.15%	2.29%[7]	2.09%[7]	2.03%	2.19%	2.09%
Ratio of net investment income (loss) to average net assets	0.47%[7]	(0.13)%	(0.50)%[7]	0.19%[7]	(0.24)%	(0.04)%	(0.51)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.32%[7]	(0.28)%	(0.79)%[7]	0.09%[7]	(0.29)%	(0.23)%	(0.64)%
Portfolio turnover rate	111%	153%	60%	53%	86%	66%	69%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, a series of a predecessor trust, the State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Annualized.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MID-CAP GROWTH EQUITY	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.70	$10.44	$8.76	$7.57	$6.06	$7.49	$10.27	$10.07	$8.46	$7.33	$5.89	$7.31

Net investment loss	(0.03)[2]	(0.06)[2]	(0.07)[2]	(0.06)[2]	(0.05)	(0.06)[2]	(0.06)[2]	(0.11)[2]	(0.07)[2]	(0.08)[2]	(0.07)	(0.11)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.21	0.45	1.75	1.25	1.56	(1.37)	1.16	0.44	1.68	1.21	1.51	(1.31)

Net increase (decrease) from investment operations	1.18	0.39	1.68	1.19	1.51	(1.43)	1.10	0.33	1.61	1.13	1.44	(1.42)

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—	—	(0.13)	—	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	—	— [3]	— [3]	— [3]	— [3]	— [3]	—

Net asset value, end of period	$11.88	$10.70	$10.44	$8.76	$7.57	$6.06	$11.37	$10.27	$10.07	$8.46	$7.33	$5.89

Total return	11.03%[4,5]	3.75%[4]	19.18%[4]	15.72%[4]	24.92%[4]	(19.09)%	10.71%[4,5]	3.29%[4]	19.03%[4]	15.42%[4]	24.45%[4]	(19.43)%
Ratios/Supplemental data:
Net assets, end of period (000)	$70,054	$75,111	$75,407	$40,337	$46,970	$77,693	$696	$757	$1,136	$10,871	$14,115	$24,082
Ratio of net expenses to average net assets	1.05%[6]	1.08%	1.23%	1.23%	1.21%	1.14%	1.53%[6]	1.53%	1.53%	1.53%	1.51%	1.45%
Ratio of total expenses to average net assets (excluding waivers)	1.05%[6]	1.15%	1.41%	1.28%	1.23%	1.14%	1.66%[6]	2.02%	1.60%	1.56%	1.53%	1.45%
Ratio of net investment loss to average net assets	(0.60)%[6]	(0.60)%	(0.72)%	(0.65)%	(0.52)%	(0.76)%	(1.08)%[6]	(1.06)%	(0.77)%	(0.97)%	(0.80)%	(1.07)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.60)%[6]	(0.67)%	(0.90)%	(0.69)%	(0.54)%	(0.76)%	(1.21)%[6]	(1.55)%	(0.84)%	(0.99)%	(0.83)%	(1.07)%
Portfolio turnover rate	31%	64%	85%	29%	168%	279%	31%	64%	85%	29%	168%	279%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.00	$9.82	$8.26	$7.17	$5.77	$7.17	$9.09	$9.00	$7.63	$6.67	$5.41	$6.77

Net investment loss	(0.06)[2]	(0.11)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)	(0.09)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.16)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.14	0.42	1.67	1.18	1.47	(1.29)	1.03	0.39	1.52	1.10	1.37	(1.20)

Net increase (decrease) from investment operations	1.08	0.31	1.56	1.09	1.40	(1.40)	0.94	0.22	1.37	0.96	1.26	(1.36)

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—	—	(0.13)	—	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	—	— [3]	— [3]	— [3]	— [3]	— [3]	—

Net asset value, end of period	$11.08	$10.00	$9.82	$8.26	$7.17	$5.77	$10.03	$9.09	$9.00	$7.63	$6.67	$5.41

Total return	10.80%[4,5,7]	3.16%[4,7]	18.89%[4,7]	15.20%[4,7]	24.26%[4,7]	(19.53)%[7]	10.34%[4,5,8]	2.44%[4,8]	17.96%[4,8]	14.39%[4,8]	23.29%[4,8]	(20.09)%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$258,467	$257,729	$290,285	$27,777	$25,960	$26,242	$45,878	$48,635	$59,100	$31,900	$33,982	$33,822
Ratio of net expenses to average net assets	1.57%[6]	1.58%	1.58%	1.67%	1.68%	1.62%	2.32%[6]	2.33%	2.33%	2.44%	2.43%	2.37%
Ratio of total expenses to average net assets (excluding waivers)	1.59%[6]	1.74%	1.78%	1.77%	1.71%	1.62%	2.53%[6]	2.54%	2.41%	2.45%	2.45%	2.37%
Ratio of net investment loss to average net assets	(1.12)%[6]	(1.11)%	(1.14)%	(1.09)%	(0.96)%	(1.24)%	(1.88)%[6]	(1.86)%	(1.82)%	(1.86)%	(1.69)%	(1.98)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.14)%[6]	(1.27)%	(1.34)%	(1.19)%	(0.98)%	(1.24)%	(2.09)%[6]	(2.07)%	(1.90)%	(1.87)%	(1.71)%	(1.98)%
Portfolio turnover rate	31%	64%	85%	29%	168%	279%	31%	64%	85%	29%	168%	279%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

MID-CAP GROWTH EQUITY	INVESTOR C CLASS						R CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[9] (UNAUDITED)
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.09	$9.00	$7.63	$6.67	$5.41	$6.77	$9.92

Net investment loss	(0.09)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.18)	(0.06)[2]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.03	0.39	1.52	1.10	1.37	(1.18)	1.22

Net increase (decrease) from investment operations	0.94	0.22	1.37	0.96	1.26	(1.36)	1.16

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$10.03	$9.09	$9.00	$7.63	$6.67	$5.41	$11.08

Total return	10.34%[4,5,8]	2.44%[4,8]	17.96%[4,8]	14.39%[4,8]	23.29%[4,8]	(20.09)%[8]	10.65%[4,5]
Ratios/Supplemental data:
Net assets, end of period (000)	$17,627	$18,047	$20,748	$11,269	$12,212	$12,092	$22
Ratio of net expenses to average net assets	2.32%[6]	2.33%	2.33%	2.44%	2.43%	2.37%	1.60%[6]
Ratio of total expenses to average net assets (excluding waivers)	2.33%[6]	2.37%	2.41%	2.45%	2.45%	2.37%	1.65%[6]
Ratio of net investment loss to average net assets	(1.87)%[6]	(1.86)%	(1.83)%	(1.86)%	(1.69)%	(1.98)%	(1.14)%[6]
Ratio of net investment loss to average net assets (excluding waivers)	(1.88)%[6]	(1.90)%	(1.91)%	(1.87)%	(1.71)%	(1.98)%	(1.19)%[6]
Portfolio turnover rate	31%	64%	85%	29%	168%	279%	31%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.
[9]	Commencement of operations of share class effective 10/02/06.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

AURORA	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]
		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$37.15	$43.43	$40.71	$33.18	$25.05	$27.06	$35.39	$41.88	$38.18

Net investment income (loss)	0.13 [3]	0.08 [3]	(0.04)[3]	(0.11)	(0.11)	(0.14)	0.09 [3]	(0.05)[3]	(0.06)[3]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.32	1.13	6.60	7.66	8.39	(1.87)	4.08	1.05	3.76

Net increase (decrease) from investment operations	4.45	1.21	6.56	7.55	8.28	(2.01)	4.17	1.00	3.70

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	—	(11.20)	(7.49)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	—	—	—	— [4]	— [4]	— [4]

Net asset value, end of period	$30.40	$37.15	$43.43	$40.71	$33.18	$25.05	$28.36	$35.39	$41.88

Total return	13.11%[5,6]	3.40%[5]	16.62%[5]	22.75%	33.21%	(7.43)%	12.92%[5,6]	2.96%[5]	9.69%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$175,452	$153,103	$165,837	$197,475	$142,460	$92,789	$16	$— [7]	$— [7]
Ratio of net expenses to average net assets	1.02%[8]	1.06%	1.14%	1.10%	1.25%	1.17%	1.44%[8]	1.44%	0.78%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.02%[8]	1.07%	1.14%	1.10%	1.25%	1.18%	1.68%[8]	37.13%	0.81%[8]
Ratio of net investment income (loss) to average net assets	0.81%[8]	0.22%	(0.09)%	(0.27)%	(0.38)%	(0.43)%	0.56%[8]	(0.15)%	0.32%[8]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.81%[8]	0.21%	(0.09)%	(0.27)%	(0.38)%	(0.44)%	0.32%[8]	(35.84)%	0.29%[8]
Portfolio turnover rate	69%	142%	73%	33%	48%	42%	69%	142%	73%

	INVESTOR A CLASS							INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30						PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006		2005	2004	2003	2002[2]		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$35.39	$41.88		$39.49	$32.28	$24.43	$26.51	$31.48	$38.32	$36.67	$30.19	$23.02	$25.16

Net investment income (loss)	0.07 [3]	(0.05	) [3]	(0.16)[3]	(0.22)	(0.19)	(0.23)	(0.04)[3]	(0.29)[3]	(0.40)[3]	(0.45)	(0.36)	(0.42)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.10	1.05		6.39	7.45	8.19	(1.85)	3.59	0.94	5.89	6.95	7.68	(1.72)

Net increase (decrease) from investment operations	4.17	1.00		6.23	7.23	8.00	(2.08)	3.55	0.65	5.49	6.50	7.32	(2.14)

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)		(3.84)	(0.02)	(0.15)	—	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	—	[4]	— [4]	—	—	—	— [4]	— [4]	— [4]	—	—	—

Net asset value, end of period	$28.36	$35.39		$41.88	$39.49	$32.28	$24.43	$23.83	$31.48	$38.32	$36.67	$30.19	$23.02

Total return	12.92%[5,6,9]	2.95%[5,9]		16.28%[5,9]	22.39%[9]	32.90%[9]	(7.85)%[9]	12.48%[5,6,10]	2.18%[5,10]	15.44%[5,10]	21.53%[10]	31.96%[10]	(8.51)%[10]
Ratios/Supplemental data:
Net assets, end of period (000)	$1,003,840	$1,189,440		$1,690,497	$2,169,836	$1,682,504	$1,449,869	$299,479	$329,207	$436,642	$470,430	$401,016	$340,529
Ratio of net expenses to average net assets	1.43%[8]	1.44%		1.40%	1.40%	1.55%	1.47%	2.19%[8]	2.19%	2.14%	2.10%	2.25%	2.17%
Ratio of total expenses to average net assets (excluding waivers)	1.45%[8]	1.56%		1.47%	1.40%	1.55%	1.48%	2.26%[8]	2.23%	2.15%	2.10%	2.25%	2.18%
Ratio of net investment income (loss) to average net assets	0.45%[8]	(0.15)%		(0.36)%	(0.57)%	(0.69)%	(0.73)%	(0.32)%[8]	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(1.43)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.43%[8]	(0.27)%		(0.43)%	(0.57)%	(0.69)%	(0.74)%	(0.39)%[8]	(0.94)%	(1.11)%	(1.27)%	(1.39)%	(1.44)%
Portfolio turnover rate	69%	142%		73%	33%	48%	42%	69%	142%	73%	33%	48%	42%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

AURORA	INVESTOR C CLASS						R CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[11] (UNAUDITED)
		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$31.47	$38.32	$36.67	$30.18	$23.01	$25.16	$35.21

Net investment income (loss)	(0.04)[3]	(0.29)[3]	(0.42)[3]	(0.45)	(0.35)	(0.42)	0.07 [3]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	3.60	0.93	5.91	6.96	7.67	(1.73)	4.25

Net increase (decrease) from investment operations	3.56	0.64	5.49	6.51	7.32	(2.15)	4.32

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	—	(11.20)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	—	—	—	— [4]

Net asset value, end of period	$23.83	$31.47	$38.32	$36.67	$30.18	$23.01	$28.33

Total return	12.51%[5,6,10]	2.16%[5,10]	15.45%[5,10]	21.57%[10]	31.97%[10]	(8.55)%[10]	12.78%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$245,540	$283,562	$405,952	$493,980	$409,076	$402,010	$16
Ratio of net expenses to average net assets	2.19%[8]	2.19%	2.14%	2.10%	2.25%	2.17%	1.60%[8]
Ratio of total expenses to average net assets (excluding waivers)	2.23%[8]	2.22%	2.15%	2.10%	2.25%	2.18%	1.72%[8]
Ratio of net investment income (loss) to average net assets	(0.32)%[8]	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(1.43)%	0.43%[8]
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.36)%[8]	(0.93)%	(1.11)%	(1.27)%	(1.39)%	(1.44)%	0.31%[8]
Portfolio turnover rate	69%	142%	73%	33%	48%	42%	69%

[1]	Commencement of operations of share class effective 1/28/05.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Net assets end of period are less than $500.
[8]	Annualized.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.
[11]	Commencement of operations of share class effective 10/02/06.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06		PERIOD ENDED 9/30/05[1]
SMALL/MID CAP GROWTH		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$15.51	$15.16	$12.49	$12.11	$9.06	$9.62	$14.74	$14.47		$12.81

Net investment loss	(0.05)[3]	(0.10)[3]	(0.17)[3]	(0.10)	(0.08)	(0.06)	(0.07)[3]	(0.15	) [3]	(0.06)[3]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.78	1.09	2.84	0.48	3.13	(0.50)	1.68	1.06		1.72

Net increase (decrease) from investment operations	1.73	0.99	2.67	0.38	3.05	(0.56)	1.61	0.91		1.66

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—	—	(0.83)	(0.64)		—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	—	—	—	— [4]	—	[4]	— [4]

Net asset value, end of period	$16.41	$15.51	$15.16	$12.49	$12.11	$9.06	$15.52	$14.74		$14.47

Total return	11.32%[5,6]	6.63%[5]	21.38%[5]	3.14%	33.66%	(5.82)%	11.10%[5,6]	6.38%[5]		12.96%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$26,211	$23,866	$20,133	$87,520	$7,809	$6,054	$22	$—	[7]	$— [7]
Ratio of net expenses to average net assets	1.01%[8]	0.99%	1.10%	1.09%	1.10%	1.10%	1.35%[8]	1.35%		1.41%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.01%[8]	1.06%	1.28%	1.28%	1.55%	1.69%	1.48%[8]	37.96%		1.48%[8]
Ratio of net investment loss to average net assets	(0.63)%[8]	(0.64)%	(0.72)%	(0.80)%	(0.78)%	(0.60)%	(0.97)%[8]	(1.00)%		(0.70)%[8]
Ratio of net investment loss to average net assets (excluding waivers)	(0.63)%[8]	(0.71)%	(0.90)%	(0.99)%	(1.23)%	(1.19)%	(1.10)%[8]	(37.61)%		(0.77)%[8]
Portfolio turnover rate	41%	49%	122%	208%	167%	168%	41%	49%		122%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003	2002[2]		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$14.74	$14.48	$11.96	$11.63	$8.73	$9.27	$13.10	$13.03	$10.84	$10.62	$8.03	$8.60

Net investment loss	(0.07)[3]	(0.15)[3]	(0.13)[3]	(0.14)	(0.11)	(0.09)	(0.12)[3]	(0.23)[3]	(0.19)[3]	(0.21)	(0.16)	(0.15)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.68	1.05	2.65	0.47	3.01	(0.45)	1.50	0.94	2.38	0.43	2.75	(0.42)

Net increase (decrease) from investment operations	1.61	0.90	2.52	0.33	2.90	(0.54)	1.38	0.71	2.19	0.22	2.59	(0.57)

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—	—	(0.83)	(0.64)	—	—	—	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	—	—	—	— [4]	— [4]	— [4]	—	—	—

Net asset value, end of period	$15.52	$14.74	$14.48	$11.96	$11.63	$8.73	$13.65	$13.10	$13.03	$10.84	$10.62	$8.03

Total return	11.10%[5,6,9]	6.31%[5,9]	21.07%[5,9]	2.84%[9]	33.22%[9]	(5.93)%[9]	10.72%[5,6,10]	5.52%[5,10]	20.20%[5,10]	2.17%[10]	32.25%[10]	(6.63)%[10]
Ratios/Supplemental data:
Net assets, end of period (000)	$205,820	$209,646	$215,622	$268,065	$117,571	$41,474	$22,354	$23,085	$24,925	$24,880	$19,797	$13,288
Ratio of net expenses to average net assets	1.35%[8]	1.35%	1.37%*	1.39%	1.40%	1.40%	2.10%[8]	2.10%	2.10%	2.09%	2.10%	2.10%
Ratio of total expenses to average net assets (excluding waivers)	1.54%[8]	1.66%	1.64%	1.56%	1.78%	1.98%	2.43%[8]	2.40%	2.30%	2.25%	2.54%	2.68%
Ratio of net investment loss to average net assets	(0.98)%[8]	(1.00)%	(0.87)%	(1.09)%	(1.10)%	(0.90)%	(1.73)%[8]	(1.75)%	(1.58)%	(1.79)%	(1.78)%	(1.60)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.17)%[8]	(1.31)%	(1.14)%	(1.26)%	(1.48)%	(1.48)%	(2.06)%[8]	(2.05)%	(1.78)%	(1.95)%	(2.22)%	(2.18)%
Portfolio turnover rate	41%	49%	122%	208%	167%	168%	41%	49%	122%	208%	167%	168%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS						R CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[11] (UNAUDITED)
SMALL/ MID CAP GROWTH		2006	2005	2004	2003	2002[2]
Net asset value, beginning of period	$13.12	$13.06	$10.87	$10.64	$8.05	$8.61	$14.54

Net investment loss	(0.12)[3]	(0.23)[3]	(0.20)[3]	(0.21)	(0.16)	(0.15)	(0.09)[3]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.50	0.93	2.39	0.44	2.75	(0.41)	1.88

Net increase (decrease) from investment operations	1.38	0.70	2.19	0.23	2.59	(0.56)	1.79

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—	—	(0.83)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	—	—	—	— [4]

Net asset value, end of period	$13.67	$13.12	$13.06	$10.87	$10.64	$8.05	$15.50

Total return	10.70%[5,6,10]	5.43%[5,10]	20.15%[5,10]	2.16%[10]	32.17%[10]	(6.50)%[10]	11.03%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$17,300	$17,041	$20,963	$29,627	$13,530	$5,794	$21
Ratio of net expenses to average net assets	2.10%[8]	2.10%	2.10%	2.09%	2.10%	2.10%	1.62%[8]
Ratio of total expenses to average net assets (excluding waivers)	2.28%[8]	2.30%	2.32%	2.26%	2.51%	2.68%	1.63%[8]
Ratio of net investment loss to average net assets	(1.73)%[8]	(1.75)%	(1.60)%	(1.79)%	(1.79)%	(1.60)%	(1.24)%[8]
Ratio of net investment loss to average net assets (excluding waivers)	(1.91)%[8]	(1.95)%	(1.82)%	(1.96)%	(2.20)%	(2.18)%	(1.25)%[8]
Portfolio turnover rate	41%	49%	122%	208%	167%	168%	41%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.
[1]	Commencement of operations of share class effective 1/28/05.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Net assets end of period are less than $500.
[8]	Annualized.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.
[11]	Commencement of operations of share class effective 10/02/06.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP VALUE EQUITY	BLACKROCK CLASS					INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30			PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006		2005			2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$13.46	$15.16		$15.23	$16.02	$13.49	$15.17	$15.22	$14.17	$12.81	$16.18

Net investment income (loss)	0.05 [3]	—	3,[4]	0.02 [3]	— [3,4]	0.06 [3]	0.03 [3]	0.04 [3]	(0.02)[3]	0.01	— [4]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.35	1.21		2.90	(0.79)	1.36	1.21	2.90	2.86	3.31	(1.02)

Net increase (decrease) from investment operations	1.40	1.21		2.92	(0.79)	1.42	1.24	2.94	2.84	3.32	(1.02)

Dividends and distributions from:
Net investment income	(0.29)	(0.17)		—	—	(0.33)	(0.18)	—	—	—	(0.02)
Net realized capital gains	(2.65)	(2.74)		(2.99)	—	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)

Total dividends and distributions	(2.94)	(2.91)		(2.99)	—	(2.98)	(2.92)	(2.99)	(1.79)	(1.96)	(2.35)

Redemption fees added to paid-in capital	— [5]	—	[5]	— [5]	— [5]	— [5]	— [5]	— [5]	— [5]	— [5]	—

Net asset value, end of period	$11.92	$13.46		$15.16	$15.23	$11.93	$13.49	$15.17	$15.22	$14.17	$12.81

Total return	10.74%[6,7]	9.61%[6]		20.60%[6]	(4.93)%[6,7]	10.85%[6,7]	9.81%[6]	20.77%[6]	20.87%[6]	29.96%[6]	(8.25)%
Ratios/Supplemental data:
Net assets, end of period (000)	$4,963	$4,454		$5,162	$4,787	$35,751	$36,480	$68,880	$66,083	$69,641	$122,732
Ratio of net expenses to average net assets	1.07%[8]	1.10%		1.07%	1.10%[8]	0.84%[8]	0.89%	0.97%	0.95%	0.91%	0.88%
Ratio of total expenses to average net assets (excluding waivers)	1.09%[8]	1.12%		1.08%	1.33%[8]	0.86%[8]	0.91%	1.00%	0.98%	0.94%	0.89%
Ratio of net investment income (loss) to average net assets	0.73%[8]	(0.01)%		0.16%	(0.17)%[8]	0.96%[8]	0.23%	0.26%	(0.15)%	0.09%	—%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.71%[8]	(0.03)%		0.15%	(0.40)%[8]	0.94%[8]	0.21%	0.23%	(0.18)%	0.06%	(0.01)%
Portfolio turnover rate	50%	123%		133%	154%	50%	123%	133%	154%	240%	260%

	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$13.21	$14.95	$15.07	$14.09	$12.77	$16.18	$13.11	$14.86	$15.00	$14.04	$12.76	$16.18

Net investment income (loss)	0.03 [3]	(0.02)[3]	— [3,4]	(0.07)[3]	(0.03)	(0.04)	0.03 [3]	(0.03)[3]	— [3,4]	(0.09)[3]	(0.05)	(0.10)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.33	1.19	2.87	2.84	3.31	(1.04)	1.32	1.19	2.85	2.84	3.29	(0.99)

Net increase (decrease) from investment operations	1.36	1.17	2.87	2.77	3.28	(1.08)	1.35	1.16	2.85	2.75	3.24	(1.09)

Dividends and distributions from:
Net investment income	(0.28)	(0.17)	—	—	—	—	(0.27)	(0.17)	—	—	—	—
Net realized capital gains	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)

Total dividends and distributions	(2.93)	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)	(2.92)	(2.91)	(2.99)	(1.79)	(1.96)	(2.33)

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	— [5]	— [5]	—	— [5]	— [5]	— [5]	— [5]	— [5]	—

Net asset value, end of period	$11.64	$13.21	$14.95	$15.07	$14.09	$12.77	$11.54	$13.11	$14.86	$15.00	$14.04	$12.76

Total return	10.58%[6,7]	9.45%[6]	20.46%[6]	20.45%[6]	29.70%[6]	(8.64)%	10.65%[6,7,9]	9.40%[6,9]	20.43%[6,9]	20.38%[6,9]	29.37%[6,9]	(8.71)%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$2,279	$3,852	$3,405	$3,288	$4,139	$7,242	$28,915	$27,943	$31,889	$35,240	$38,052	$43,884
Ratio of net expenses to average net assets	1.21%[8]	1.27%	1.24%	1.25%	1.21%	1.18%	1.24%[8]	1.29%	1.24%	1.35%	1.38%	1.35%
Ratio of total expenses to average net assets (excluding waivers)	1.23%[8]	1.32%	1.25%	1.29%	1.24%	1.19%	1.25%[8]	1.40%	1.35%	1.47%	1.41%	1.37%
Ratio of net investment income (loss) to average net assets	0.52%[8]	(0.18)%	(0.03)%	(0.45)%	(0.19)%	(0.24)%	0.56%[8]	(0.19)%	(0.01)%	(0.55)%	(0.37)%	(0.62)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.50%[8]	(0.23)%	(0.04)%	(0.48)%	(0.22)%	(0.25)%	0.55%[8]	(0.30)%	(0.12)%	(0.67)%	(0.40)%	(0.64)%
Portfolio turnover rate	50%	123%	133%	154%	240%	260%	50%	123%	133%	154%	240%	260%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
SMALL CAP VALUE EQUITY		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$11.30	$13.28	$13.77	$13.11	$12.11	$15.58	$11.31	$13.28	$13.78	$13.11	$12.12	$15.59

Net investment loss	(0.02)[3]	(0.12)[3]	(0.10)[3]	(0.19)[3]	(0.13)	(0.20)	(0.02)[3]	(0.11)[3]	(0.10)[3]	(0.19)[3]	(0.14)	(0.20)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.13	1.03	2.60	2.64	3.09	(0.94)	1.12	1.03	2.59	2.65	3.09	(0.94)

Net increase (decrease) from investment operations	1.11	0.91	2.50	2.45	2.96	(1.14)	1.10	0.92	2.49	2.46	2.95	(1.14)

Dividends and distributions from:
Net investment income	(0.14)	(0.15)	—	—	—	—	(0.15)	(0.15)	—	—	—	—
Net realized capital gains	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.33)

Total dividends and distributions	(2.79)	(2.89)	(2.99)	(1.79)	(1.96)	(2.33)	(2.80)	(2.89)	(2.99)	(1.79)	(1.96)	(2.33)

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	— [5]	— [5]	—	— [5]	— [5]	— [5]	— [5]	— [5]	—

Net asset value, end of period	$9.62	$11.30	$13.28	$13.77	$13.11	$12.11	$9.61	$11.31	$13.28	$13.78	$13.11	$12.12

Total return[10]	10.11%[6,7]	8.46%[6]	19.58%[6]	19.45%[6]	28.52%[6]	(9.46)%	10.06%[6,7]	8.56%[6]	19.49%[6]	19.53%[6]	28.42%[6]	(9.45)%
Ratios/Supplemental data:
Net assets, end of period (000)	$6,250	$7,373	$12,848	$15,952	$15,019	$14,402	$4,229	$4,643	$6,414	$6,715	$5,839	$6,113
Ratio of net expenses to average net assets	2.19%[8]	2.12%	2.00%	2.07%	2.13%	2.10%	2.12%[8]	2.10%	2.00%	2.09%	2.13%	2.10%
Ratio of total expenses to average net assets (excluding waivers)	2.32%[8]	2.23%	2.00%	2.09%	2.16%	2.12%	2.13%[8]	2.11%	2.00%	2.11%	2.16%	2.12%
Ratio of net investment loss to average net assets	(0.41)%[8]	(1.01)%	(0.76)%	(1.28)%	(1.12)%	(1.32)%	(0.34)%[8]	(1.00)%	(0.76)%	(1.30)%	(1.13)%	(1.32)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.54)%[8]	(1.12)%	(0.76)%	(1.30)%	(1.15)%	(1.34)%	(0.35)%[8]	(1.01)%	(0.76)%	(1.32)%	(1.15)%	(1.33)%
Portfolio turnover rate	50%	123%	133%	154%	240%	260%	50%	123%	133%	154%	240%	260%

[1]	Commencement of operations of share class effective 4/12/04.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Net investment income is less than $0.005 per share.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not annualized.
[8]	Annualized.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP CORE EQUITY	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[2]			2006	2005	2004	2003[2]
Net asset value, beginning of period	$18.50	$17.62	$14.77	$11.99	$8.35	$10.00	$18.41	$17.59	$14.73	$11.99	$8.35	$10.00

Net investment loss	(0.08)[3]	(0.12)[3]	(0.10)[3]	(0.13)[3]	(0.06)	(0.04)	(0.10)[3]	(0.18)[3]	(0.13)[3]	(0.20)[3]	— [4]	— [4]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.29	1.30	3.06	3.01	3.70	(1.61)	2.28	1.30	3.10	3.04	3.64	(1.65)

Net increase (decrease) from investment operations	2.21	1.18	2.96	2.88	3.64	(1.65)	2.18	1.12	2.97	2.84	3.64	(1.65)

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—	—	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Total dividends and distributions	(0.31)	(0.30)	(0.11)	(0.15)	—	—	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	0.05	—	—	— [5]	— [5]	— [5]	0.05	—	—

Net asset value, end of period	$20.40	$18.50	$17.62	$14.77	$11.99	$8.35	$20.28	$18.41	$17.59	$14.73	$11.99	$8.35

Total return	12.01%[6,7]	6.81%[6]	20.10%[6]	24.51%[8]	43.59%	(16.50)%[7]	11.91%[6,7]	6.47%[6]	20.22%[6]	24.17%[8]	43.59%	(16.50)%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$23,068	$24,172	$12,641	$1,802	$1,238	$835	$4,136	$2,776	$94	$— [9]	$— [9]	$— [9]
Ratio of net expenses to average net assets	1.30%[10]	1.30%	1.30%	1.30%	1.30%	1.30%[10]	1.55%[10]	1.60%	1.60%	1.60%	1.60%	1.60%[10]
Ratio of total expenses to average net assets (excluding waivers)	1.38%[10]	1.47%	1.81%	2.37%	2.96%	2.53%[10]	1.56%[10]	1.64%	2.01%	2.67%	3.26%	2.83%[10]
Ratio of net investment loss to average net assets	(0.78)%[10]	(0.68)%	(0.59)%	(0.89)%	(0.62)%	(0.60)%[10]	(1.02)%[10]	(0.99)%	(0.80)%	(1.19)%	(0.92)%	(0.90)%[10]
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.86)%[10]	(0.85)%	(1.10)%	(1.96)%	(2.28)%	1.83%[10]	(1.03)%[10]	(1.03)%	(1.21)%	(2.26)%	(2.58)%	(2.13)%[10]
Portfolio turnover rate	48%	111%	118%	78%	218%	233%	48%	111%	118%	78%	218%	233%

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[2]
Net asset value, beginning of period	$18.27	$17.49	$14.71	$11.99	$8.35	$10.00

Net investment loss	(0.11)[3]	(0.20)[3]	(0.17)[3]	(0.24)[3]	— [4]	— [4]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.26	1.28	3.06	3.04	3.64	(1.65)

Net increase (decrease) from investment operations	2.15	1.08	2.89	2.80	3.64	(1.65)

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Total dividends and distributions	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	0.07	—	—

Net asset value, end of period	$20.11	$18.27	$17.49	$14.71	$11.99	$8.35

Total return[11]	11.83%[6,7]	6.28%[6]	19.71%[6]	24.01%[12]	43.59%	(16.50)%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$25,433	$20,973	$11,997	$3,154	$7	$— [9]
Ratio of net expenses to average net assets	1.71%[10]	1.73%	1.71%	1.74%	1.77%	1.77%[10]
Ratio of total expenses to average net assets (excluding waivers)	1.72%[10]	1.90%	2.17%	2.89%	3.43%	3.00%[10]
Ratio of net investment loss to average net assets	(1.18)%[10]	(1.11)%	(1.01)%	(1.32)%	(1.09)%	(1.07)%[10]
Ratio of net investment loss to average net assets (excluding waivers)	(1.19)%[10]	(1.28)%	(1.47)%	(2.48)%	(2.75)%	(2.30)%[10]
Portfolio turnover rate	48%	111%	118%	78%	218%	233%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SMALL CAP CORE EQUITY	INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[2]
Net asset value, beginning of period	$17.87	$17.24	$14.61	$11.99	$8.35	$10.00

Net investment loss	(0.19)[3]	(0.33)[3]	(0.28)[3]	(0.37)[3]	— [4]	— [4]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.21	1.26	3.02	3.07	3.64	(1.65)

Net increase (decrease) from investment operations	2.02	0.93	2.74	2.70	3.64	(1.65)

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Total dividends and distributions	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	0.07	—	—

Net asset value, end of period	$19.58	$17.87	$17.24	$14.61	$11.99	$8.35

Total return[13]	11.37%[6,7]	5.49%[6]	18.81%[6]	23.17%[12]	43.59%	(16.50)%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$8,696	$8,326	$6,303	$1,157	$— [9]	$— [9]
Ratio of net expenses to average net assets	2.49%[10]	2.49%	2.44%	2.49%	2.52%	2.52%[10]
Ratio of total expenses to average net assets (excluding waivers)	2.52%[10]	2.55%	2.81%	3.56%	4.18%	3.75%[10]
Ratio of net investment loss to average net assets	(1.97)%[10]	(1.87)%	(1.74)%	(2.07)%	(1.84)%	(1.82)%[10]
Ratio of net investment loss to average net assets (excluding waivers)	(2.00)%[10]	(1.93)%	(2.11)%	(3.15)%	(3.50)%	(3.05)%[10]
Portfolio turnover rate	48%	111%	118%	78%	218%	233%

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[2]
Net asset value, beginning of period	$17.87	$17.23	$14.60	$11.99	$8.35	$10.00

Net investment loss	(0.18)[3]	(0.32)[3]	(0.28)[3]	(0.28)[3]	— [4]	— [4]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.21	1.26	3.02	2.99	3.64	(1.65)

Net increase (decrease) from investment operations	2.03	0.94	2.74	2.71	3.64	(1.65)

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Total dividends and distributions	(0.31)	(0.30)	(0.11)	(0.15)	—	—

Redemption fees added to paid-in capital	— [5]	— [5]	— [5]	0.05	—	—

Net asset value, end of period	$19.59	$17.87	$17.23	$14.60	$11.99	$8.35

Total return[13]	11.42%[6,7]	5.55%[6]	18.82%[6]	23.08%[8]	43.59%	(16.50)%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$28,069	$26,151	$17,266	$3,352	$— [9]	$— [9]
Ratio of net expenses to average net assets	2.45%[10]	2.44%	2.44%	2.47%	2.52%	2.52%[10]
Ratio of total expenses to average net assets (excluding waivers)	2.46%[10]	2.48%	2.80%	3.56%	4.18%	3.75%[10]
Ratio of net investment loss to average net assets	(1.93)%[10]	(1.81)%	(1.74)%	(2.03)%	(1.84)%	(1.82)%[10]
Ratio of net investment loss to average net assets (excluding waivers)	(1.94)%[10]	(1.85)%	(2.10)%	(3.11)%	(3.50)%	(3.05)%[10]
Portfolio turnover rate	48%	111%	118%	78%	218%	233%

[1]	Commencement of operations of share class effective 1/02/02.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Net investment income is less than $0.005 per share.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not annualized.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 42 basis points.
[9]	Net assets end of period are less than $500.
[10]	Annualized.
[11]	Sales load not reflected in total return.
[12]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 59 basis points.
[13]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP GROWTH EQUITY	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$19.26	$17.29	$14.52	$12.26	$9.00	$11.74	$18.38	$16.54		$13.92	$11.79	$8.67	$11.36

Net investment loss	(0.03)[2]	(0.09)[2]	(0.06)[2]	(0.11)[2]	(0.09)	(0.17)	(0.05)[2]	(0.13	) [2]	(0.11)[2]	(0.15)[2]	(0.12)	(0.19)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.49	2.06	2.82	2.37	3.35	(2.57)	2.37	1.97		2.72	2.28	3.24	(2.50)

Net increase (decrease) from investment operations	2.46	1.97	2.76	2.26	3.26	(2.74)	2.32	1.84		2.61	2.13	3.12	(2.69)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—	— [3]	—	[3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$21.72	$19.26	$17.29	$14.52	$12.26	$9.00	$20.70	$18.38		$16.54	$13.92	$11.79	$8.67

Total return	12.77%[4,5]	11.39%[4]	19.08%[6]	18.43%[4]	36.22%[4]	(23.34)%	12.62%[4,5]	11.12%[4]		18.82%[6]	18.07%[4]	35.99%[4]	(23.68)%
Ratios/Supplemental data:
Net assets, end of period (000)	$508,869	$426,000	$357,857	$272,324	$164,856	$176,858	$29,295	$26,422		$24,491	$29,569	$23,466	$29,023
Ratio of net expenses to average net assets	0.80%[7]	0.83%	0.94%	0.92%	0.89%	0.85%	1.02%[7]	1.08%		1.19%	1.20%	1.19%	1.15%
Ratio of total expenses to average net assets (excluding waivers)	0.80%[7]	0.83%	0.95%	0.93%	0.92%	0.87%	1.02%[7]	1.08%		1.19%	1.20%	1.22%	1.17%
Ratio of net investment loss to average net assets	(0.26)%[7]	(0.48)%	(0.40)%	(0.73)%	(0.75)%	(0.67)%	(0.49)%[7]	(0.73)%		(0.70)%	(1.02)%	(1.05)%	(0.97)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.26)%[7]	(0.48)%	(0.41)%	(0.74)%	(0.78)%	(0.69)%	(0.49)%[7]	(0.73)%		(0.70)%	(1.02)%	(1.08)%	(0.99)%
Portfolio turnover rate	30%	74%	91%	81%	167%	238%	30%	74%		91%	81%	167%	238%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$17.90	$16.12	$13.57	$11.51	$8.48	$11.12	$16.07	$14.61		$12.39	$10.59	$7.86	$10.39

Net investment loss	(0.05)[2]	(0.14)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.14)	(0.15)[2]	(0.27)[2]		(0.20)[2]	(0.24)[2]	(0.19)	(0.23)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.30	1.92	2.64	2.22	3.16	(2.50)	2.07	1.73		2.41	2.04	2.92	(2.30)

Net increase (decrease) from investment operations	2.25	1.78	2.54	2.06	3.03	(2.64)	1.92	1.46		2.21	1.80	2.73	(2.53)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—	— [3]	—	[3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$20.15	$17.90	$16.12	$13.57	$11.51	$8.48	$17.99	$16.07		$14.61	$12.39	$10.59	$7.86

Total return	12.57%[4,5,8]	11.04%[4,8]	18.79%[6,8]	17.90%[4,8]	35.73%[4,8]	(23.74)%[8]	11.95%[4,5,9]	9.99%[4,9]		17.92%[9,10]	17.00%[4,9]	34.73%[4,9]	(24.35)%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$186,739	$176,250	$160,374	$131,795	$102,642	$95,620	$11,045	$10,649		$15,516	$23,983	$24,167	$21,958
Ratio of net expenses to average net assets	1.10%[7]	1.15%	1.19%	1.30%	1.37%	1.33%	2.21%[7]	2.11%		1.94%	2.07%	2.11%	2.07%
Ratio of total expenses to average net assets (excluding waivers)	1.10%[7]	1.25%	1.29%	1.40%	1.40%	1.36%	2.32%[7]	2.30%		1.94%	2.07%	2.14%	2.10%
Ratio of net investment loss to average net assets	(0.56)%[7]	(0.80)%	(0.66)%	(1.12)%	(1.22)%	(1.14)%	(1.68)%[7]	(1.77)%		(1.45)%	(1.89)%	(1.97)%	(1.89)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.56)%[7]	(0.90)%	(0.76)%	(1.22)%	(1.25)%	(1.17)%	(1.79)%[7]	(1.96)%		(1.45)%	(1.89)%	(2.00)%	(1.92)%
Portfolio turnover rate	30%	74%	91%	81%	167%	238%	30%	74%		91%	81%	167%	238%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

SMALL CAP GROWTH EQUITY	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$16.09	$14.62	$12.40	$10.60	$7.86	$10.39

Net investment loss	(0.13)[2]	(0.26)[2]	(0.19)[2]	(0.25)[2]	(0.18)	(0.23)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.07	1.73	2.40	2.05	2.92	(2.30)

Net increase (decrease) from investment operations	1.94	1.47	2.21	1.80	2.74	(2.53)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$18.03	$16.09	$14.62	$12.40	$10.60	$7.86

Total return[9]	12.06%[4,5]	10.05%[4]	17.90%[10]	16.98%[4]	34.86%[4]	(24.35)%
Ratios/Supplemental data:
Net assets, end of period (000)	$19,557	$15,667	$15,434	$13,989	$11,396	$9,665
Ratio of net expenses to average net assets	1.99%[7]	2.02%	1.94%	2.08%	2.11%	2.07%
Ratio of total expenses to average net assets (excluding waivers)	1.99%[7]	2.02%	1.94%	2.08%	2.14%	2.10%
Ratio of net investment loss to average net assets	(1.46)%[7]	(1.68)%	(1.41)%	(1.90)%	(1.97)%	(1.89)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.46)%[7]	(1.68)%	(1.41)%	(1.90)%	(2.00)%	(1.92)%
Portfolio turnover rate	30%	74%	91%	81%	167%	238%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 7 basis points.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.
[10]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 8 basis points.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.20	$6.61	$5.42	$5.46	$3.59	$4.41	$7.07	$6.51		$5.35	$5.41	$3.57	$4.39

Net investment loss	(0.02)[2]	(0.03)[2]	(0.04)[2]	(0.07)[2]	(0.05)	(0.06)[2]	(0.04)[2]	(0.05)[2]		(0.06)[2]	(0.08)[2]	(0.06)[2]	(0.06)[2]
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.47	0.61	1.23	0.03	1.92	(0.76)	0.47	0.60		1.22	0.02	1.90	(0.76)

Net increase (decrease) from investment operations	0.45	0.58	1.19	(0.04)	1.87	(0.82)	0.43	0.55		1.16	(0.06)	1.84	(0.82)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—	— [3]	0.01		— [3]	— [3]	—	—

Net asset value, end of period	$7.65	$7.20	$6.61	$5.42	$5.46	$3.59	$7.50	$7.07		$6.51	$5.35	$5.41	$3.57

Total return	6.25%[4,5]	8.93%[6]	21.96%[4]	(0.73)%[4]	52.09%	(18.59)%	6.08%[4,5]	8.60	% [6]	21.68%[4]	(1.11)%[4]	51.54%	(18.68)%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,258	$1,262	$847	$1,592	$2,821	$2,385	$77	$148		$116	$86	$108	$30
Ratio of net expenses to average net assets	1.34%[7]	1.38%	1.43%	1.43%	1.35%	1.20%	1.72%[7]	1.73%		1.73%	1.73%	1.67%	1.50%
Ratio of total expenses to average net assets (excluding waivers)	1.95%[7]	1.79%	1.98%	1.63%	1.63%	1.31%	2.24%[7]	2.06%		2.27%	1.94%	1.88%	1.63%
Ratio of net investment loss to average net assets	(0.64)%[7]	(0.45)%	(0.73)%	(1.12)%	(1.06)%	(1.00)%	(1.03)%[7]	(0.79)%		(1.04)%	(1.41)%	(1.38)%	(1.30)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.25)%[7]	(0.86)%	(1.28)%	(1.32)%	(1.34)%	(1.11)%	(1.55)%[7]	(1.12)%		(1.58)%	(1.61)%	(1.59)%	(1.43)%
Portfolio turnover rate	49%	132%	113%	115%	226%	587%	49%	132%		113%	115%	226%	587%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006		2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.00	$6.45	$5.31	$5.38	$3.55	$4.38	$6.66	$6.19		$5.13	$5.24	$3.49	$4.33

Net investment loss	(0.04)[2]	(0.06)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.09)	(0.07)[2]	(0.11)[2]		(0.11)[2]	(0.13)[2]	(0.10)	(0.14)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.46	0.60	1.21	0.02	1.90	(0.74)	0.45	0.57		1.17	0.02	1.85	(0.70)

Net increase (decrease) from investment operations	0.42	0.54	1.14	(0.07)	1.83	(0.83)	0.38	0.46		1.06	(0.11)	1.75	(0.84)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—	— [3]	0.01		— [3]	— [3]	—	—

Net asset value, end of period	$7.42	$7.00	$6.45	$5.31	$5.38	$3.55	$7.04	$6.66		$6.19	$5.13	$5.24	$3.49

Total return	6.00%[4,5,8]	8.53%[8,9]	21.47%[4,8]	(1.30)%[4,8]	51.55%[8]	(18.95)%[8]	5.71%[4,5,10]	7.59%[9,10]		20.66%[4,10]	(2.10)%[4,10]	50.14%[10]	(19.40)%[10]
Ratios/Supplemental data:
Net assets, end of period (000)	$13,681	$13,040	$9,688	$9,929	$11,406	$9,104	$8,835	$10,439		$10,998	$12,315	$16,646	$12,944
Ratio of net expenses to average net assets	1.74%[7]	1.77%	1.84%	1.89%	1.83%	1.67%	2.64%[7]	2.63%		2.59%	2.65%	2.57%	2.38%
Ratio of total expenses to average net assets (excluding waivers)	2.17%[7]	2.27%	2.35%	2.14%	2.10%	1.79%	3.09%[7]	3.06%		3.00%	2.82%	2.85%	2.50%
Ratio of net investment loss to average net assets	(1.03)%[7]	(0.83)%	(1.16)%	(1.56)%	(1.53)%	(1.47)%	(1.93)%[7]	(1.73)%		(1.91)%	(2.33)%	(2.28)%	(2.18)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.46)%[7]	(1.33)%	(1.67)%	(1.81)%	(1.81)%	(1.59)%	(2.38)%[7]	(2.16)%		(2.32)%	(2.50)%	(2.55)%	(2.29)%
Portfolio turnover rate	49%	132%	113%	115%	226%	587%	49%	132%		113%	115%	226%	587%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$6.66	$6.19	$5.14	$5.24	$3.49	$4.33

Net investment loss	(0.07)[2]	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)	(0.15)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	0.45	0.57	1.16	0.03	1.85	(0.69)

Net increase (decrease) from investment operations	0.38	0.46	1.05	(0.10)	1.75	(0.84)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—

Net asset value, end of period	$7.04	$6.66	$6.19	$5.14	$5.24	$3.49

Total return[10]	5.71%[4,5]	7.59%[9]	20.43%[4]	(1.91)%[4]	50.14%	(19.40)%
Ratios/Supplemental data:
Net assets, end of period (000)	$9,286	$6,511	$2,794	$3,244	$4,024	$3,010
Ratio of net expenses to average net assets	2.60%[7]	2.62%	2.59%	2.65%	2.57%	2.59%
Ratio of total expenses to average net assets (excluding waivers)	2.81%[7]	2.84%	3.00%	2.80%	2.85%	2.72%
Ratio of net investment loss to average net assets	(1.88)%[7]	(1.67)%	(1.91)%	(2.33)%	(2.28)%	(2.37)%
Ratio of net investment loss to average net assets (excluding waivers)	(2.09)%[7]	(1.89)%	(2.32)%	(2.48)%	(2.55)%	(2.50)%
Portfolio turnover rate	49%	132%	113%	115%	226%	587%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 15 basis points.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 16 basis points.
[10]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL RESOURCES	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51	$22.13

Net investment income (loss)	0.09 [2]	0.57 [2]	0.15 [2]	(0.08)	0.27	(0.04)	(0.09)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	6.89	(2.50)	20.67	19.52	14.78	3.38	1.47

Net increase (decrease) from investment operations	6.98	(1.93)	20.82	19.44	15.05	3.34	1.38

Dividends and distributions from:
Net investment income	(0.81)	(0.53)	—	(0.34)	(0.65)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(19.39)	(9.13)	—	(1.89)	(0.65)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$56.16	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51

Total return	9.41%[4,5]	(2.89)%[6]	35.41%[4,5]	47.95%[5]	56.49%	14.21%	6.24%
Ratios/Supplemental data:
Net assets, end of period (000)	$34,205	$35,010	$40,906	$29,188	$20,044	$10,144	$7,995
Ratio of net expenses to average net assets	1.04%[7]	0.98%	1.04%[7]	1.01%[7]	1.04%	1.30%	1.43%
Ratio of total expenses to average net assets (excluding waivers)	1.06%[7]	1.02%	1.18%[7]	1.02%[7]	1.04%	1.31%	1.44%
Ratio of net investment income (loss) to average net assets	0.28%[7]	0.76%	0.42%[7]	(0.16)%[7]	0.79%	(0.20)%	(0.42)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.26%[7]	0.72%	0.28%[7]	(0.17)%[7]	0.79%	(0.20)%	(0.42)%
Portfolio turnover rate	6%	27%	9%	22%	27%	33%	38%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

GLOBAL RESOURCES	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05		7/01/04 - 2/28/05	YEAR ENDED JUNE 30
						2004	2003	2002[1]
Net asset value, beginning of period	$64.90	$76.01	$56.23		$39.58	$25.81	$22.74	$21.50

Net investment income (loss)	— [2,8]	0.32 [2]	0.03	[2]	(0.15)	0.21	(0.10)	(0.15)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	6.55	(2.36)	19.75		18.69	14.15	3.17	1.39

Net increase (decrease) from investment operations	6.55	(2.04)	19.78		18.54	14.36	3.07	1.24

Dividends and distributions from:
Net investment income	(0.55)	(0.48)	—		(0.34)	(0.59)	—	—
Net realized capital gains	(18.58)	(8.60)	—		(1.55)	—	—	—

Total dividends and distributions	(19.13)	(9.08)	—		(1.89)	(0.59)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	—	[3]	—	—	—	—

Net asset value, end of period	$52.32	$64.90	$76.01		$56.23	$39.58	$25.81	$22.74

Total return[9]	9.26%[4,5]	(3.20)%[6]	35.18%[4,5]		47.69%[5]	56.06%	13.50%	5.77%
Ratios/Supplemental data:
Net assets, end of period (000)	$626,428	$683,417	$877,120		$676,234	$406,209	$103,987	$89,883
Ratio of net expenses to average net assets	1.34%[7]	1.30%	1.34%[7]		1.36%[7]	1.34%	1.60%	1.73%
Ratio of total expenses to average net assets (excluding waivers)	1.35%[7]	1.41%	1.52%[7]		1.38%[7]	1.34%	1.61%	1.74%
Ratio of net investment income (loss) to average net assets	(0.02)%[7]	0.44%	0.10%[7]		(0.52)%[7]	0.64%	(0.47)%	(0.73)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.03)%[7]	0.33%	(0.08	)% [7]	(0.54)%[7]	0.64%	(0.47)%	(0.73)%
Portfolio turnover rate	6%	27%	9%		22%	27%	33%	38%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.
[7]	Annualized.
[8]	Net investment income is less than $0.005 per share.
[9]	Sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL RESOURCES	INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
					2004	2003	2002[1]
Net asset value, beginning of period	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20	$20.16

Net investment loss	(0.18)[2]	(0.18)[2]	(0.19)[2]	(0.32)	(0.06)	(0.23)	(0.27)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	5.90	(2.09)	18.04	17.18	13.14	2.92	1.31

Net increase (decrease) from investment operations	5.72	(2.27)	17.85	16.86	13.08	2.69	1.04

Dividends and distributions from:
Net investment income	(0.06)	(0.38)	—	(0.25)	(0.45)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(18.64)	(8.98)	—	(1.80)	(0.45)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$45.27	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20

Total return[4]	8.86%[5,6]	(3.91)%[7]	34.60%[5,6]	47.09%[6]	55.07%	12.69%	5.16%
Ratios/Supplemental data:
Net assets, end of period (000)	$78,519	$87,636	$117,845	$94,506	$66,704	$29,782	$25,626
Ratio of net expenses to average net assets	2.04%[8]	2.02%	2.04%[8]	2.01%[8]	2.04%	2.30%	2.43%
Ratio of total expenses to average net assets (excluding waivers)	2.11%[8]	2.09%	2.18%[8]	2.02%[8]	2.04%	2.31%	2.44%
Ratio of net investment loss to average net assets	(0.72)%[8]	(0.27)%	(0.60)%[8]	(1.17)%[8]	(0.20)%	(1.17)%	(1.41)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.79)%[8]	(0.34)%	(0.74)%[8]	(1.18)%[8]	(0.20)%	(1.17)%	(1.41)%
Portfolio turnover rate	6%	27%	9%	22%	27%	33%	38%
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	7/01/04 - 2/28/05	YEAR ENDED JUNE 30
GLOBAL RESOURCES					2004	2003	2002[1]
Net asset value, beginning of period	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18	$20.14

Net investment loss	(0.18)[2]	(0.17)[2]	(0.19)[2]	(0.30)	(0.03)	(0.23)	(0.28)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	5.91	(2.10)	18.03	17.14	13.10	2.93	1.32

Net increase (decrease) from investment operations	5.73	(2.27)	17.84	16.84	13.07	2.70	1.04

Dividends and distributions from:
Net investment income	(0.04)	(0.38)	—	(0.24)	(0.47)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(18.62)	(8.98)	—	(1.79)	(0.47)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$45.24	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18

Total return[4]	8.88%[5,6]	(3.92)%[9]	34.62%[5,6]	47.01%[6]	55.05%	12.75%	5.16%
Ratios/Supplemental data:
Net assets, end of period (000)	$132,549	$147,723	$201,265	$169,871	$122,088	$37,601	$31,853
Ratio of net expenses to average net assets	2.03%[8]	2.01%	2.04%[8]	2.01%[8]	2.04%	2.30%	2.43%
Ratio of total expenses to average net assets (excluding waivers)	2.05%[8]	2.05%	2.17%[8]	2.02%[8]	2.04%	2.31%	2.44%
Ratio of net investment loss to average net assets	(0.72)%[8]	(0.26)%	(0.61)%[8]	(1.17)%[8]	(0.10)%	(1.18)%	(1.43)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.74)%[8]	(0.30)%	(0.74)%[8]	(1.18)%[8]	(0.10)%	(1.18)%	(1.43)%
Portfolio turnover rate	6%	27%	9%	22%	27%	33%	38%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 2 basis points.
[8]	Annualized.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 1 basis point.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

ALL-CAP GLOBAL RESOURCES	INSTITUTIONAL CLASS			SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]
Net asset value, beginning of period	$13.85	$13.56	$10.00	$13.75		$13.52	$10.00

Net investment income (loss)	0.06 [2]	0.02 [2]	0.02 [2]	0.02	[2]	(0.02)[2]	0.03 [2]
Gain on investments, foreign currency and options (both realized and unrealized)	2.05	0.26	3.54	2.06		0.24	3.49

Net increase from investment operations	2.11	0.28	3.56	2.08		0.22	3.52

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—	(0.40)		—	—

Total dividends and distributions	(0.40)	—	—	(0.40)		—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	[3]	0.01	— [3]

Net asset value, end of period	$15.56	$13.85	$13.56	$15.43		$13.75	$13.52

Total return	15.22%[4,5]	2.14%[6]	35.60%[4,5]	15.11%[4,5]		1.70%[7]	35.20%[4,5]
Ratios/Supplemental data:
Net assets, end of period (000)	$470,548	$337,771	$92,147	$2,644		$2,368	$— [8]
Ratio of net expenses to average net assets	0.94%[9]	0.99%	1.04%[9]	1.32%[9]		1.34%	1.34%[9]
Ratio of total expenses to average net assets (excluding waivers)	0.94%[9]	1.01%	1.54%[9]	1.38%[9]		1.40%	1.77%[9]
Ratio of net investment income (loss) to average net assets	0.75%[9]	0.17%	0.25%[9]	0.30%[9]		(0.17)%	0.01%[9]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.75%[9]	0.15%	(0.25)%[9]	0.24%[9]		(0.23)%	(0.42)%[9]
Portfolio turnover rate	18%	41%	12%	18%		41%	12%

	INVESTOR A CLASS			INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]
Net asset value, beginning of period	$13.75	$13.50	$10.00	$13.59		$13.44	$10.00

Net investment income (loss)	0.02 [2]	(0.02)[2]	— [2,10]	(0.03)[2]		(0.12)[2]	(0.05)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	2.05	0.26	3.50	2.02		0.26	3.49

Net increase from investment operations	2.07	0.24	3.50	1.99		0.14	3.44

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—	(0.40)		—	—

Total dividends and distributions	(0.40)	—	—	(0.40)		—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	[3]	0.01	— [3]

Net asset value, end of period	$15.42	$13.75	$13.50	$15.18		$13.59	$13.44

Total return	15.04%[4,5,11]	1.85%[7,11]	35.00%[4,5,11]	14.62%[4,5,12]		1.12%[6,12]	34.40%[4,5,12]
Ratios/Supplemental data:
Net assets, end of period (000)	$273,030	$248,557	$87,949	$46,468		$43,477	$16,019
Ratio of net expenses to average net assets	1.30%[9]	1.34%	1.34%[9]	2.04	% [9]	2.04%	2.04%[9]
Ratio of total expenses to average net assets (excluding waivers)	1.32%[9]	1.46%	1.87%[9]	2.17	% [9]	2.13%	2.49%[9]
Ratio of net investment income (loss) to average net assets	0.26%[9]	(0.16)%	0.01%[9]	(0.48)%[9]		(0.86)%	(0.64)%[9]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.24%[9]	(0.28)%	(0.52)%[9]	(0.61)%[9]		(0.95)%	(1.09)%[9]
Portfolio turnover rate	18%	41%	12%	18%		41%	12%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

ALL-CAP GLOBAL RESOURCES	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[1]
Net asset value, beginning of period	$13.60	$13.46	$10.00

Net investment loss	(0.03)[2]	(0.12)[2]	(0.05)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	2.03	0.25	3.51

Net increase from investment operations	2.00	0.13	3.46

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—

Total dividends and distributions	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]

Net asset value, end of period	$15.20	$13.60	$13.46

Total return[12]	14.69%[4,5]	1.04%[7]	34.60%[4,5]
Ratios/Supplemental data:
Net assets, end of period (000)	$156,556	$136,120	$48,288
Ratio of net expenses to average net assets	2.04%[9]	2.04%	2.04%[9]
Ratio of total expenses to average net assets (excluding waivers)	2.07%[9]	2.09%	2.48%[9]
Ratio of net investment loss to average net assets	(0.45)%[9]	(0.86)%	(0.70)%[9]
Ratio of net investment loss to average net assets (excluding waivers)	(0.48)%[9]	(0.91)%	(1.14)%[9]
Portfolio turnover rate	18%	41%	12%

[1]	Commencement of operations of share class effective 2/16/05.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 8 basis points.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 7 basis points.
[8]	Net assets end of period are less than $500.
[9]	Annualized.
[10]	Net investment income is less than $0.005 per share.
[11]	Sales load not reflected in total return.
[12]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

HEALTH SCIENCES OPPORTUNITIES	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	YEAR ENDED 2/28/05	YEAR ENDED 2/29/04	YEAR ENDED FEBRUARY 28
						2003[1]	2002[1]
Net asset value, beginning of period	$26.18	$24.45	$20.50	$21.15	$11.64	$14.48	$14.14

Net investment income (loss)	0.06 [2]	0.04 [2]	(0.06)[2]	(0.15)	(0.06)	(0.09)	(0.08)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.22	2.30	4.02	0.57	10.21	(2.71)	0.47

Net increase (decrease) from investment operations	1.28	2.34	3.96	0.42	10.15	(2.80)	0.39

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Total dividends and distributions	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$27.11	$26.18	$24.45	$20.50	$21.15	$11.64	$14.48

Total return	4.91%[4,5]	9.77%[6]	19.32%[4,5]	1.84%	87.73%	(19.42)%	2.76%
Ratios/Supplemental data:
Net assets, end of period (000)	$138,308	$112,563	$31,229	$4,262	$5,067	$988	$1,109
Ratio of net expenses to average net assets	0.96%[7]	1.01%	1.25%[7]	1.25%	1.25%	1.25%	1.25%
Ratio of total expenses to average net assets (excluding waivers)	0.96%[7]	1.01%	1.37%[7]	1.37%	1.84%	2.75%	3.25%
Ratio of net investment income (loss) to average net assets	0.43%[7]	0.17%	(0.47)%[7]	(0.59)%	(0.38)%	(0.69)%	(0.56)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.43%[7]	0.17%	(0.59)%[7]	(0.71)%	(0.97)%	(2.18)%	(2.53)%
Portfolio turnover rate	70%	157%	77%	173%	106%	157%	75%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	PERIOD ENDED 2/28/05[8]
Net asset value, beginning of period	$25.78	$24.15	$20.24	$20.30

Net investment income (loss)	0.02 [2]	(0.03)[2]	(0.12)[2]	(0.01)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.20	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	1.22	2.24	3.92	(0.06)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	—

Total dividends and distributions	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—

Net asset value, end of period	$26.65	$25.78	$24.15	$20.24

Total return	4.75%[4,5]	9.47%[6]	19.37%[4,5]	(0.30)%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$5,452	$4,347	$66	$— [9]
Ratio of net expenses to average net assets	1.25%[7]	1.34%	1.55%[7]	0.82%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.26%[7]	1.34%	1.64%[7]	0.82%[7]
Ratio of net investment income (loss) to average net assets	0.15%[7]	(0.12)%	(0.90)%[7]	(0.70)%[7]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.14%[7]	(0.12)%	(0.99)%[7]	(0.70)%[7]
Portfolio turnover rate	70%	157%	77%	173%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	YEAR ENDED 2/28/05	YEAR ENDED 2/29/04	YEAR ENDED FEBRUARY 28
HEALTH SCIENCES OPPORTUNITIES						2003[1]	2002[1]
Net asset value, beginning of period	$25.72	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14

Net investment income (loss)	0.01 [2]	(0.05)[2]	(0.09)[2]	(0.17)	(0.12)	(0.12)	(0.13)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.20	2.27	3.97	0.52	10.15	(2.70)	0.47

Net increase (decrease) from investment operations	1.21	2.22	3.88	0.35	10.03	(2.82)	0.34

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Total dividends and distributions	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$26.58	$25.72	$24.11	$20.24	$20.96	$11.57	$14.43

Total return[10]	4.72%[4,5]	9.40%[6]	19.17%[4,5]	1.52%	87.13%	(19.63)%	2.41%
Ratios/Supplemental data:
Net assets, end of period (000)	$554,004	$434,360	$186,545	$76,550	$54,638	$9,250	$13,069
Ratio of net expenses to average net assets	1.31%[7]	1.34%	1.55%[7]	1.58%	1.55%	1.55%	1.55%
Ratio of total expenses to average net assets (excluding waivers)	1.32%[7]	1.45%	1.69%[7]	1.73%	2.11%	3.04%	3.41%
Ratio of net investment income (loss) to average net assets	0.09%[7]	(0.19)%	(0.68)%[7]	(0.90)%	(0.71)%	(0.99)%	(0.88)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.08%[7]	(0.30)%	(0.82)%[7]	(1.05)%	(1.27)%	(2.47)%	(2.71)%
Portfolio turnover rate	70%	157%	77%	173%	106%	157%	75%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.
[7]	Annualized.
[8]	Commencement of operations of share class effective 1/28/05.
[9]	Net assets end of period are less than $500.
[10]	Sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	YEAR ENDED 2/28/05	YEAR ENDED 2/29/04	YEAR ENDED FEBRUARY 28
HEALTH SCIENCES OPPORTUNITIES						2003[1]	2002[1]
Net asset value, beginning of period	$24.65	$23.31	$19.65	$20.52	$11.41	$14.34	$14.14

Net investment loss	(0.10)[2]	(0.24)[2]	(0.17)[2]	(0.28)	(0.24)	(0.21)	(0.23)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.15	2.19	3.84	0.48	9.99	(2.68)	0.48

Net increase (decrease) from investment operations	1.05	1.95	3.67	0.20	9.75	(2.89)	0.25

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Total dividends and distributions	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$25.35	$24.65	$23.31	$19.65	$20.52	$11.41	$14.34

Total return[4]	4.28%[5,6]	8.54%[7]	18.68%[5,6]	0.80%	85.89%	(20.24)%	1.77%
Ratios/Supplemental data:
Net assets, end of period (000)	$85,484	$78,902	$45,073	$29,495	$22,825	$9,290	$11,399
Ratio of net expenses to average net assets	2.15%[8]	2.16%	2.25%[8]	2.25%	2.25%	2.25%	2.25%
Ratio of total expenses to average net assets (excluding waivers)	2.16%[8]	2.16%	2.33%[8]	2.39%	2.91%	3.74%	3.99%
Ratio of net investment loss to average net assets	(0.77)%[8]	(1.02)%	(1.35)%[8]	(1.58)%	(1.44)%	(1.69)%	(1.59)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.78)%[8]	(1.02)%	(1.43)%[8]	(1.71)%	(2.10)%	(3.17)%	(3.30)%
Portfolio turnover rate	70%	157%	77%	173%	106%	157%	75%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	YEAR ENDED 2/28/05	YEAR ENDED 2/29/04	YEAR ENDED FEBRUARY 28
HEALTH SCIENCES OPPORTUNITIES						2003[1]	2002[1]
Net asset value, beginning of period	$24.62	$23.26	$19.61	$20.47	$11.39	$14.31	$14.11

Net investment loss	(0.08)[2]	(0.21)[2]	(0.18)[2]	(0.22)	(0.23)	(0.21)	(0.23)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.15	2.18	3.84	0.43	9.95	(2.67)	0.48

Net increase (decrease) from investment operations	1.07	1.97	3.66	0.21	9.72	(2.88)	0.25

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Total dividends and distributions	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$25.34	$24.62	$23.26	$19.61	$20.47	$11.39	$14.31

Total return[4]	4.36%[5,6]	8.65%[7]	18.67%[5,6]	0.86%	85.87%	(20.21)%	1.77%
Ratios/Supplemental data:
Net assets, end of period (000)	$300,816	$254,724	$84,431	$25,248	$11,017	$1,291	$1,314
Ratio of net expenses to average net assets	2.05%[8]	2.04%	2.25%[8]	2.25%	2.25%	2.25%	2.25%
Ratio of total expenses to average net assets (excluding waivers)	2.05%[8]	2.04%	2.32%[8]	2.41%	2.77%	3.74%	3.99%
Ratio of net investment loss to average net assets	(0.66)%[8]	(0.87)%	(1.41)%[8]	(1.56)%	(1.38)%	(1.69)%	(1.58)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.66)%[8]	(0.87)%	(1.48)%[8]	(1.71)%	(1.90)%	(3.18)%	(3.29)%
Portfolio turnover rate	70%	157%	77%	173%	106%	157%	75%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.
[8]	Annualized.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
U.S. OPPORTUNITIES	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$29.07	$25.56	$20.34	$16.56	$13.06	$17.76	$28.28	$24.96	$19.93	$16.27	$12.88	$17.51

Net investment income (loss)	0.05 [2]	0.04 [2]	(0.15)[2]	(0.17)[2]	(0.16)	(0.23)[2]	(0.01)[2]	(0.07)[2]	(0.21)[2]	(0.22)[2]	(0.19)	(0.51)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	3.86	3.46	5.37	3.95	3.66	(4.06)	3.74	3.38	5.24	3.88	3.58	(3.79)

Net increase (decrease) from investment operations	3.91	3.50	5.22	3.78	3.50	(4.29)	3.73	3.31	5.03	3.66	3.39	(4.30)

Dividends and distributions from:
Net investment income	—	—	—	—	—	(0.41)	—	—	—	—	—	(0.33)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—	— [3]	0.01	— [3]	— [3]	—	—

Net asset value, end of period	$32.98	$29.07	$25.56	$20.34	$16.56	$13.06	$32.01	$28.28	$24.96	$19.93	$16.27	$12.88

Total return	13.45%[4,5]	13.73%[6]	25.66%[4]	22.83%[4]	26.80%	(25.04)%	13.19%[4,5]	13.30%[6]	25.24%[4]	22.50%[4]	26.32%	(25.26)%
Ratios/Supplemental data:
Net assets, end of period (000)	$56,540	$20,548	$6,390	$6,074	$7,235	$10,867	$7,390	$1,527	$472	$2,303	$421	$483
Ratio of net expenses to average net assets	1.05%[7]	1.19%	1.60%	1.60%	1.52%	1.45%	1.42%[7]	1.57%	1.90%	1.90%	1.83%	1.75%
Ratio of total expenses to average net assets (excluding waivers)	1.33%[7]	1.49%	1.73%	1.65%	1.59%	1.49%	1.66%[7]	1.85%	1.97%	1.97%	1.89%	1.79%
Ratio of net investment income (loss) to average net assets	0.32%[7]	0.15%	(0.65)%	(0.92)%	(0.87)%	(1.23)%	(0.05)%[7]	(0.25)%	(0.96)%	(1.15)%	(1.17)%	(1.51)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.04%[7]	(0.15)%	(0.78)%	(0.97)%	(0.94)%	(1.27)%	(0.29)%[7]	(0.53)%	(1.03)%	(1.22)%	(1.24)%	(1.56)%
Portfolio turnover rate	51%	120%	94%	106%	248%	361%	51%	120%	94%	106%	248%	361%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$28.03	$24.76	$19.78	$16.17	$12.81	$17.41	$26.37	$23.45	$18.87	$15.55	$12.41	$16.86

Net investment loss	(0.02)[2]	(0.10)[2]	(0.22)[2]	(0.26)[2]	(0.21)	(0.42)	(0.13)[2]	(0.29)[2]	(0.37)[2]	(0.39)[2]	(0.32)	(0.54)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	3.73	3.36	5.20	3.87	3.57	(3.89)	3.49	3.20	4.95	3.71	3.46	(3.78)

Net increase (decrease) from investment operations	3.71	3.26	4.98	3.61	3.36	(4.31)	3.36	2.91	4.58	3.32	3.14	(4.32)

Dividends and distributions from:
Net investment income	—	—	—	—	—	(0.29)	—	—	—	—	—	(0.13)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—	— [3]	0.01	— [3]	— [3]	—	—

Net asset value, end of period	$31.74	$28.03	$24.76	$19.78	$16.17	$12.81	$29.73	$26.37	$23.45	$18.87	$15.55	$12.41

Total return	13.24%[4,5,8]	13.21%[6,8]	25.18%[4,8]	22.33%[4,8]	26.23%[8]	(25.39)%[8]	12.74%[4,5,9]	12.45%[6,9]	24.27%[4,9]	21.35%[4,9]	25.30%[9]	(25.92)%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$156,999	$96,194	$31,277	$31,282	$29,258	$28,733	$38,684	$36,093	$37,132	$40,994	$41,259	$43,883
Ratio of net expenses to average net assets	1.44%[7]	1.66%	1.97%	2.04%	2.00%	1.92%	2.25%[7]	2.40%	2.72%	2.80%	2.74%	2.67%
Ratio of total expenses to average net assets (excluding waivers)	1.66%[7]	1.95%	2.08%	2.15%	2.06%	1.97%	2.58%[7]	2.68%	2.73%	2.81%	2.81%	2.72%
Ratio of net investment loss to average net assets	(0.12)%[7]	(0.35)%	(1.02)%	(1.36)%	(1.34)%	(1.68)%	(0.94)%[7]	(1.13)%	(1.77)%	(2.12)%	(2.09)%	(2.43)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.34)%[7]	(0.64)%	(1.13)%	(1.46)%	(1.40)%	(1.73)%	(1.27)%[7]	(1.41)%	(1.78)%	(2.13)%	(2.15)%	(2.47)%
Portfolio turnover rate	51%	120%	94%	106%	248%	361%	51%	120%	94%	106%	248%	361%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
U.S. OPPORTUNITIES		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$26.34	$23.43	$18.85	$15.53	$12.40	$16.85

Net investment loss	(0.13)[2]	(0.28)[2]	(0.37)[2]	(0.38)[2]	(0.32)	(0.55)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	3.50	3.18	4.95	3.70	3.45	(3.77)

Net increase (decrease) from investment operations	3.37	2.90	4.58	3.32	3.13	(4.32)

Dividends and distributions from:
Net investment income	—	—	—	—	—	(0.13)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	—

Net asset value, end of period	$29.71	$26.34	$23.43	$18.85	$15.53	$12.40

Total return[9]	12.79%[4,5]	12.42%[6]	24.30%[4]	21.38%[4]	25.24%	(25.93)%
Ratios/Supplemental data:
Net assets, end of period (000)	$63,660	$39,427	$20,774	$20,261	$20,761	$22,020
Ratio of net expenses to average net assets	2.21%[7]	2.37%	2.72%	2.81%	2.74%	2.67%
Ratio of total expenses to average net assets (excluding waivers)	2.43%[7]	2.60%	2.73%	2.83%	2.81%	2.72%
Ratio of net investment loss to average net assets	(0.89)%[7]	(1.07)%	(1.77)%	(2.13)%	(2.09)%	(2.43)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.11)%[7]	(1.30)%	(1.78)%	(2.15)%	(2.15)%	(2.48)%
Portfolio turnover rate	51%	120%	94%	106%	248%	361%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS		SERVICE CLASS
GLOBAL OPPORTUNITIES	PERIOD ENDED 3/31/07 (UNAUDITED)	PERIOD ENDED 9/30/06[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	PERIOD ENDED 9/30/06[1]
Net asset value, beginning of period	$10.10	$10.00	$10.08	$10.00

Net investment income (loss)	0.01 [2]	0.08 [2]	(0.01)[2]	0.05 [2]
Gain on investments, foreign currency and options (both realized and unrealized)	1.50	0.01	1.50	0.02

Net increase from investment operations	1.51	0.09	1.49	0.07

Dividends and distributions from:
Net investment income	(0.09)	—	(0.08)	—
Net realized capital gains	—	—	—	—

Total dividends and distributions	(0.09)	—	(0.08)	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	0.01

Net asset value, end of period	$11.52	$10.10	$11.49	$10.08

Total return[4]	14.95%[5]	1.00%[6]	14.83%[5]	0.80%[6]
Ratios/Supplemental data:
Net assets, end of period (000)	$12,055	$9,099	$34	$10
Ratio of net expenses to average net assets	1.30%[7]	1.35%[7]	1.62%[7]	1.65%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.37%[7]	2.25%[7]	2.02%[7]	6.60%[7]
Ratio of net investment income (loss) to average net assets	0.21%[7]	1.13%[7]	(0.12)%[7]	0.92%[7]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.14%[7]	0.23%[7]	(0.52)%[7]	(4.03)%[7]
Portfolio turnover rate	62%	110%	62%	110%

	INVESTOR A CLASS		INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	PERIOD ENDED 9/30/06[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	PERIOD ENDED 9/30/06[1]
Net asset value, beginning of period	$10.08	$10.00	$10.03	$10.00

Net investment income (loss)	(0.01)[2]	0.05 [2]	(0.05)[2]	— [2,8]
Gain on investments, foreign currency and options (both realized and unrealized)	1.50	0.02	1.50	0.02

Net increase from investment operations	1.49	0.07	1.45	0.02

Dividends and distributions from:
Net investment income	(0.07)	—	(0.05)	—
Net realized capital gains	—	—	—	—

Total dividends and distributions	(0.07)	—	(0.05)	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	0.01

Net asset value, end of period	$11.50	$10.08	$11.43	$10.03

Total return[4]	14.84%[5,9]	0.80%[6,9]	14.46%[5,10]	0.30%[6,10]
Ratios/Supplemental data:
Net assets, end of period (000)	$28,875	$23,097	$6,232	$4,907
Ratio of net expenses to average net assets	1.62%[7]	1.65%[7]	2.39%[7]	2.40%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.81%[7]	2.84%[7]	3.36%[7]	4.95%[7]
Ratio of net investment income (loss) to average net assets	(0.12)%[7]	0.70%[7]	(0.88)%[7]	(0.05)%[7]
Ratio of net investment loss to average net assets (excluding waivers)	(0.31)%[7]	(0.49)%[7]	(1.85)%[7]	(2.60)%[7]
Portfolio turnover rate	62%	110%	62%	110%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
GLOBAL OPPORTUNITIES	PERIOD ENDED 3/31/07 (UNAUDITED)	PERIOD ENDED 9/30/06[1]
Net asset value, beginning of period	$10.03	$10.00

Net investment loss	(0.05)[2]	— [2,8]
Gain on investments, foreign currency and options (both realized and unrealized)	1.51	0.02

Net increase from investment operations	1.46	0.02

Dividends and distributions from:
Net investment income	(0.05)	—
Net realized capital gains	—	—

Total dividends and distributions	(0.05)	—

Redemption fees added to paid-in capital	— [3]	0.01

Net asset value, end of period	$11.44	$10.03

Total return[10]	14.54%[4,5]	0.30%[4,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$13,514	$10,012
Ratio of net expenses to average net assets	2.36%[7]	2.40%[7]
Ratio of total expenses to average net assets (excluding waivers)	2.48%[7]	3.38%[7]
Ratio of net investment loss to average net assets	(0.85)%[7]	(0.01)%[7]
Ratio of net investment loss to average net assets (excluding waivers)	(0.97)%[7]	(0.99)%[7]
Portfolio turnover rate	62%	110%

[1]	Commencement of operations of share class effective 1/31/06.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Not annualized.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 10 basis points.
[7]	Annualized.
[8]	Net investment income is less than $0.005 per share.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
INTERNATIONAL OPPORTUNITIES		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$42.16	$34.34	$24.44	$19.96	$15.22	$14.86	$41.06	$33.55	$23.93	$19.59	$14.98	$14.66

Net investment income (loss)	0.09 [2]	0.37 [2]	0.53 [2]	0.08 [2]	— [3]	0.05	0.03 [2]	0.29 [2]	0.44 [2]	0.06 [2]	0.05	(0.02)
Gain on investments, foreign currency and options (both realized and unrealized)	8.82	8.57	9.68	4.41	4.73	0.27	8.59	8.32	9.45	4.29	4.55	0.30

Net increase from investment operations	8.91	8.94	10.21	4.49	4.73	0.32	8.62	8.61	9.89	4.35	4.60	0.28

Dividends and distributions from:
Net investment income	(0.71)	(0.37)	(0.32)	(0.02)	—	—	(0.61)	(0.35)	(0.28)	(0.02)	—	—
Net realized capital gains	(5.83)	(0.76)	—	—	—	—	(5.83)	(0.76)	—	—	—	—

Total dividends and distributions	(6.54)	(1.13)	(0.32)	(0.02)	—	—	(6.44)	(1.11)	(0.28)	(0.02)	—	—

Redemption fees added to paid-in capital	— [4]	0.01	0.01	0.01	0.01	0.04	— [4]	0.01	0.01	0.01	0.01	0.04

Net asset value, end of period	$44.53	$42.16	$34.34	$24.44	$19.96	$15.22	$43.24	$41.06	$33.55	$23.93	$19.59	$14.98

Total return	22.41%[5,6]	26.64%[7]	42.13%[8]	22.54%[9]	31.14%[10]	2.42%[11]	22.25%[5,6]	26.30%[7]	41.65%[8]	22.25%[9]	30.78%[12]	2.18%[11]
Ratios/Supplemental data:
Net assets, end of period (000)	$425,916	$336,000	$216,070	$96,535	$57,950	$54,164	$151,300	$128,879	$44,308	$19,167	$1,573	$670
Ratio of net expenses to average net assets	1.25%[13]	1.33%	1.45%	1.45%	1.41%	1.33%	1.54%[13]	1.57%	1.74%	1.75%	1.72%	1.60%
Ratio of total expenses to average net assets (excluding waivers)	1.25%[13]	1.33%	1.51%	1.58%	1.51%	1.43%	1.54%[13]	1.58%	1.76%	1.91%	1.80%	1.70%
Ratio of net investment income (loss) to average net assets	0.44%[13]	0.91%	1.81%	0.31%	0.42%	0.27%	0.14%[13]	0.73%	1.52%	0.21%	0.30%	(0.17)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.44%[13]	0.91%	1.75%	0.17%	0.32%	0.17%	0.14%[13]	0.72%	1.50%	0.05%	0.22%	(0.27)%
Portfolio turnover rate	36%	91%	86%	98%	72%	104%	36%	91%	86%	98%	72%	104%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$40.81	$33.36	$23.78	$19.49	$14.94	$14.65	$38.81	$31.97	$22.80	$18.83	$14.54	$14.37

Net investment income (loss)	0.02 [2]	0.23 [2]	0.44 [2]	(0.02)[2]	0.01	(0.03)	(0.14)[2]	(0.07)[2]	0.18 [2]	(0.21)[2]	(0.12)	(0.16)
Gain on investments, foreign currency and options (both realized and unrealized)	8.54	8.32	9.38	4.32	4.53	0.28	8.10	7.95	9.05	4.19	4.40	0.29

Net increase from investment operations	8.56	8.55	9.82	4.30	4.54	0.25	7.96	7.88	9.23	3.98	4.28	0.13

Dividends and distributions from:
Net investment income	(0.58)	(0.35)	(0.25)	(0.02)	—	—	(0.25)	(0.29)	(0.07)	(0.02)	—	—
Net realized capital gains	(5.83)	(0.76)	—	—	—	—	(5.83)	(0.76)	—	—	—	—

Total dividends and distributions	(6.41)	(1.11)	(0.25)	(0.02)	—	—	(6.08)	(1.05)	(0.07)	(0.02)	—	—

Redemption fees added to paid-in capital	— [4]	0.01	0.01	0.01	0.01	0.04	— [4]	0.01	0.01	0.01	0.01	0.04

Net asset value, end of period	$42.96	$40.81	$33.36	$23.78	$19.49	$14.94	$40.69	$38.81	$31.97	$22.80	$18.83	$14.54

Total return	22.25%[5,6,14]	26.24%[7,14]	41.60%[9,14]	22.11%[10,14]	30.45%[10,14]	1.98%[11,14]	21.72%[5,6,15]	25.24%[7,15]	40.58%[8,15]	21.18%[9,15]	29.51%[9,15]	1.18%[15,16]
Ratios/Supplemental data:
Net assets, end of period (000)	$489,914	$407,282	$253,710	$99,879	$37,934	$25,969	$100,581	$91,605	$73,946	$45,167	$31,454	$25,917
Ratio of net expenses to average net assets	1.58%[13]	1.63%	1.75%	1.89%	1.89%	1.80%	2.38%[13]	2.43%	2.50%	2.65%	2.63%	2.54%
Ratio of total expenses to average net assets (excluding waivers)	1.58%[13]	1.74%	1.86%	2.06%	1.98%	1.91%	2.38%[13]	2.43%	2.51%	2.72%	2.72%	2.64%
Ratio of net investment income (loss) to average net assets	0.09%[13]	0.62%	1.53%	(0.06)%	0.05%	(0.17)%	(0.72)%[13]	(0.22)%	0.68%	(0.94)%	(0.74)%	(0.93)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.09%[13]	0.51%	1.42%	(0.24)%	(0.04)%	(0.27)%	(0.72)%[13]	(0.22)%	0.67%	(1.00)%	(0.83)%	(1.03)%
Portfolio turnover rate	36%	91%	86%	98%	72%	104%	36%	91%	86%	98%	72%	104%
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
INTERNATIONAL OPPORTUNITIES		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$38.78	$31.93	$22.80	$18.84	$14.54	$14.36

Net investment income (loss)	(0.13)[2]	(0.04)[2]	0.21 [2]	(0.21)[2]	(0.11)	(0.15)
Gain on investments, foreign currency and options (both realized and unrealized)	8.09	7.93	9.01	4.18	4.40	0.29

Net increase from investment operations	7.96	7.89	9.22	3.97	4.29	0.14

Dividends and distributions from:
Net investment income	(0.29)	(0.29)	(0.10)	(0.02)	—	—
Net realized capital gains	(5.83)	(0.76)	—	—	—	—

Total dividends and distributions	(6.12)	(1.05)	(0.10)	(0.02)	—	—

Redemption fees added to paid-in capital	— [4]	0.01	0.01	0.01	0.01	0.04

Net asset value, end of period	$40.62	$38.78	$31.93	$22.80	$18.84	$14.54

Total return[15]	21.76%[5,6]	25.33%[7]	40.60%[9]	21.12%[9]	29.57%[9]	1.25%[11]
Ratios/Supplemental data:
Net assets, end of period (000)	$233,963	$205,958	$130,138	$54,894	$26,912	$18,599
Ratio of net expenses to average net assets	2.33%[13]	2.37%	2.50%	2.65%	2.63%	2.55%
Ratio of total expenses to average net assets (excluding waivers)	2.33%[13]	2.37%	2.51%	2.72%	2.72%	2.66%
Ratio of net investment income (loss) to average net assets	(0.67)%[13]	(0.13)%	0.75%	(0.86)%	(0.71)%	(0.95)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.67)%[13]	(0.13)%	0.74%	(0.93)%	(0.80)%	(1.05)%
Portfolio turnover rate	36%	91%	86%	98%	72%	104%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Net investment income is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 3 basis points.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 4 basis points.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 5 basis points.
[10]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 6 basis points.
[11]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 27 basis points.
[12]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 7 basis points.
[13]	Annualized.
[14]	Sales load not reflected in total return.
[15]	Contingent deferred sales load not reflected in total return.
[16]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 28 basis points.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
ASSET ALLOCATION*	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	4/01/04 - 2/28/05	YEAR ENDED MARCH 31
					2004	2003[1]	2002[1]
Net asset value, beginning of period	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17	$14.05

Net investment income	0.16 [2]	0.31 [2]	0.17 [2]	0.20	0.24	0.28	0.32
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.07	0.66	0.52	0.82	3.54	(2.68)	0.83

Net increase (decrease) from investment operations	1.23	0.97	0.69	1.02	3.78	(2.40)	1.15

Dividends and distributions from:
Net investment income	(0.07)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)	(0.35)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)	(0.68)

Total dividends and distributions	(0.70)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)	(1.03)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$16.06	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Total return	8.09%[4,5]	6.53%[4]	4.66%[4,5]	7.17%[5]	33.46%	(17.12)%	8.47%
Ratios/Supplemental data:
Net assets, end of period (000)	$34,719	$32,545	$29,752	$31,328	$21,989	$17,992	$26,821
Ratio of net expenses to average net assets	0.86%[6]	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%	1.10%
Ratio of total expenses to average net assets (excluding waivers)	0.89%[6]	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%	1.11%
Ratio of net investment income to average net assets	2.01%[6]	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%	2.27%
Ratio of net investment income to average net assets (excluding waivers)	1.98%[6]	1.96%	1.65%[6]	1.70%[6]	1.74%	2.21%	2.27%
Portfolio turnover rate	40%	136%	90%	101%	216%	181%	186%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	PERIOD ENDED 2/28/05[7]
Net asset value, beginning of period	$15.51	$15.49	$14.97	$14.63

Net investment income	0.14 [2]	0.27 [2]	0.14 [2]	0.01
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	1.22	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.07)	(0.25)	(0.14)	—
Net realized capital gains	(0.63)	(0.65)	—	—

Total dividends and distributions	(0.70)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—

Net asset value, end of period	$16.03	$15.51	$15.49	$14.97

Total return	7.98%[4,5]	6.24%[4]	4.44%[4,5]	2.32%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$2,286	$2,201	$2,171	$2,171
Ratio of net expenses to average net assets	1.08%[6]	1.11%	1.16%[6]	1.16%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.08%[6]	1.17%	1.36%[6]	1.26%[6]
Ratio of net investment income (loss) to average net assets	1.79%[6]	1.76%	1.60%[6]	(0.17)%[6]
Ratio of net investment income (loss) to average net assets (excluding waivers)	1.79%[6]	1.70%	1.40%[6]	(0.27)%[6]
Portfolio turnover rate	40%	136%	90%	101%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR A CLASS
ASSET ALLOCATION*	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	4/01/04 - 2/8/05	YEAR ENDED MARCH 31
					2004	2003[1]	2002[1]
Net asset value, beginning of period	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03

Net investment income	0.13 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24	0.28
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.07	0.66	0.53	0.80	3.55	(2.68)	0.83

Net increase (decrease) from investment operations	1.20	0.91	0.66	0.98	3.74	(2.44)	1.11

Dividends and distributions from:
Net investment income	(0.06)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)	(0.31)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)	(0.68)

Total dividends and distributions	(0.69)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)	(0.99)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$16.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Total return[8]	7.95%[4,5]	6.12%[4]	4.44%[4,5]	6.78%[5]	32.94%	(17.37)%	8.15%
Ratios/Supplemental data:
Net assets, end of period (000)	$488,456	$482,284	$491,557	$526,929	$357,100	$252,069	$320,614
Ratio of net expenses to average net assets	1.19%[6]	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%	1.40%
Ratio of total expenses to average net assets (excluding waivers)	1.19%[6]	1.36%	1.46%[6]	1.32%[6]	1.45%	1.43%	1.41%
Ratio of net investment income to average net assets	1.68%[6]	1.63%	1.51%[6]	1.55%[6]	1.43%	1.92%	1.95%
Ratio of net investment income to average net assets (excluding waivers)	1.68%[6]	1.50%	1.30%[6]	1.47%[6]	1.43%	1.92%	1.95%
Portfolio turnover rate	40%	136%	90%	101%	216%	181%	186%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of a State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Commencement of operations of share class effective 1/28/05.
[8]	Sales load not reflected in total return.

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
ASSET ALLOCATION*	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	4/01/04 - 2/28/05	YEAR ENDED MARCH 31
					2004	2003[1]	2002[1]
Net asset value, beginning of period	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01	$13.90

Net investment income	0.07 [2]	0.13 [2]	0.07 [2]	0.08	0.10	0.15	0.17
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.06	0.65	0.51	0.81	3.49	(2.63)	0.83

Net increase (decrease) from investment operations	1.13	0.78	0.58	0.89	3.59	(2.48)	1.00

Dividends and distributions from:
Net investment income	(0.03)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)	(0.21)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)	(0.68)

Total dividends and distributions	(0.66)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)	(0.89)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$15.82	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Total return[4]	7.54%[5,6]	5.30%[5]	3.94%[5,6]	6.20%[6]	32.03%	(17.91)%	7.30%
Ratios/Supplemental data:
Net assets, end of period (000)	$167,524	$175,826	$181,583	$187,689	$133,083	$75,963	$81,440
Ratio of net expenses to average net assets	1.99%[7]	2.00%	2.01%[7]	2.04%[7]	2.15%	2.12%	2.10%
Ratio of total expenses to average net assets (excluding waivers)	1.99%[7]	2.03%	2.11%[7]	2.04%[7]	2.15%	2.13%	2.11%
Ratio of net investment income to average net assets	0.88%[7]	0.86%	0.75%[7]	0.73%[7]	0.72%	1.22%	1.25%
Ratio of net investment income to average net assets (excluding waivers)	0.88%[7]	0.83%	0.65%[7]	0.73%[7]	0.72%	1.22%	1.25%
Portfolio turnover rate	40%	136%	90%	101%	216%	181%	186%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS

	INVESTOR C CLASS
ASSET ALLOCATION*	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	3/01/05 - 9/30/05	4/01/04 - 2/28/05	YEAR ENDED MARCH 31
					2004	2003[1]	2002[1]
Net asset value, beginning of period	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01	$13.89

Net investment income	0.08 [2]	0.15 [2]	0.06 [2]	0.08	0.10	0.15	0.18
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.05	0.65	0.52	0.81	3.50	(2.65)	0.80

Net increase (decrease) from investment operations	1.13	0.80	0.58	0.89	3.60	(2.50)	0.98

Dividends and distributions from:
Net investment income	(0.03)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)	(0.19)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.05)	(0.67)

Total dividends and distributions	(0.66)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)	(0.86)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$15.81	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Total return[4]	7.51%[5,6]	5.42%[5]	3.90%[5,6]	6.20%[6]	32.14%	(17.96)%	7.31%
Ratios/Supplemental data:
Net assets, end of period (000)	$82,902	$80,286	$67,371	$65,357	$42,262	$19,079	$13,226
Ratio of net expenses to average net assets	1.89%[7]	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%	2.10%
Ratio of total expenses to average net assets (excluding waivers)	1.89%[7]	1.94%	2.11%[7]	2.04%[7]	2.15%	2.13%	2.11%
Ratio of net investment income to average net assets	0.98%[7]	0.97%	0.75%[7]	0.76%[7]	0.72%	1.21%	1.26%
Ratio of net investment income to average net assets (excluding waivers)	0.98%[7]	0.94%	0.64%[7]	0.76%[7]	0.72%	1.21%	1.26%
Portfolio turnover rate	40%	136%	90%	101%	216%	181%	186%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of a State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Annualized.

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, 17 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

The following Portfolio of the Fund changed its name during the six months ended March 31, 2007:

FORMER NAME	NEW NAME
Legacy Portfolio	Capital Appreciation Portfolio

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.

The Fund is not obligated for costs associated with the registration of restricted securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time,

BLACKROCK FUNDS

management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

(III)	The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settle-ment date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2007, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
Aurora 04/02/07	686,000	Canadian Dollar	$592,012	$594,196	$(2,184)

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Science & Technology Opportunities
04/18/07	20,000	Norwegian Krone	$3,176	$3,293	$(117)
04/18/07	236,630,500	Japanese Yen	2,025,178	2,013,654	11,524
04/18/07	59,788	Swedish Krona	8,664	8,571	93
04/18/07	3,125,000	Hong Kong Dollar	402,577	400,192	2,385
04/18/07	500,000	Singapore Dollar	326,829	329,954	(3,125)
04/18/07	703,000	Euro	924,133	939,815	(15,682)
04/18/07	303,000	Swiss Franc	248,177	249,759	(1,582)
04/18/07	259,500	British Pound	500,402	510,637	(10,235)
04/19/07	1,100,000	Malaysian Dollar	314,627	318,471	(3,844)
04/19/07	1,298,330,000	Korean Won	1,392,303	1,380,639	11,664
04/19/07	32,000,000	Taiwan Dollar	988,417	967,586	20,831

			$7,134,483	$7,122,571	$11,912

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Science & Technology Opportunities
04/18/07	15,000	Canadian Dollar	$12,779	$13,000	$221
04/18/07	95,890,000	Japanese Yen	829,225	815,996	(13,229)
04/18/07	101,000	Singapore Dollar	65,980	66,651	671
04/19/07	260,000	Brazil Real	118,879	125,849	6,970
04/20/07	19,915,000	Japanese Yen	169,934	169,520	(414)

			$1,196,797	$1,191,016	$(5,781)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
Global Resources
04/02/07	6,270,000	Canadian Dollar	$5,410,957	$5,430,923	$(19,966)
04/18/07	155,974,030	Canadian Dollar	134,757,069	135,177,242	(420,173)

			$140,168,026	$140,608,165	$(440,139)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN
Global Resources
04/02/07	115,000	Canadian Dollar	$99,740	$99,740	$—
04/02/07	420,000	British Pound	823,883	826,495	2,612

			$923,623	$926,235	$2,612

BLACKROCK FUNDS

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
All-Cap Global Resources
04/02/07	5,368,000	Canadian Dollar	$4,632,538	$4,649,632	$(17,094)
04/18/07	65,487,735	Canadian Dollar	56,579,516	56,755,931	(176,415)

			$61,212,054	$61,405,563	$(193,509)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN
All-Cap Global Resources
04/03/07	15,563,000	Norwegian Krone	$2,557,090	$2,560,420	$3,330
04/04/07	18,145,000	Norwegian Krone	2,987,286	2,987,286	—

			$5,544,376	$5,547,706	$3,330

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
Health Sciences Opportunities
04/18/07	5,378,000	Euro	$7,070,887	$7,189,647	$(118,760)
04/18/07	17,801,500	Swiss Franc	14,580,601	14,673,562	(92,961)
04/18/07	10,900,000	Swiss Franc	8,968,049	8,984,738	(16,689)

			$30,619,537	$30,847,947	$(228,410)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN
Health Sciences Opportunities
04/03/07	1,369,000	Euro	$1,826,186	$1,828,771	$2,585
04/03/07	10,900,000	Swiss Franc	8,956,509	8,970,086	13,577

			$10,782,695	$10,798,857	$16,162

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Opportunities
04/18/07	1,181,150	Norwegian Krone	$187,544	$194,429	$(6,885)
04/18/07	452,289,500	Japanese Yen	3,851,302	3,848,846	2,456
04/18/07	6,498,376	Swedish Krona	941,719	931,609	10,110
04/18/07	8,292,000	Hong Kong Dollar	1,068,214	1,061,885	6,329
04/18/07	484,500	Singapore Dollar	316,698	319,726	(3,028)
04/18/07	2,388,500	Euro	3,132,253	3,193,096	(60,843)
04/18/07	313,759	Swiss Franc	256,989	258,627	(1,638)
04/19/07	2,165,000	Malaysian Dollar	619,244	626,810	(7,566)
04/19/07	600,000,000	Korean Won	643,425	638,038	5,387

			$11,017,388	$11,073,066	$(55,678)

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Global Opportunities
04/02/07	379,000	Canadian Dollar	$328,708	$328,281	$(427)
04/18/07	831,600	Australian Dollar	650,160	672,479	22,319
04/18/07	590,400	Canadian Dollar	503,548	511,679	8,131
04/18/07	1,063,000	Norwegian Krone	169,606	174,980	5,374
04/18/07	496,146,600	Japanese Yen	4,203,633	4,222,057	18,424
04/18/07	1,863,100	Swedish Krona	267,791	267,095	(696)
04/18/07	3,627,000	Euro	4,779,804	4,848,801	68,997
04/18/07	977,000	British Pound	1,884,471	1,922,513	38,042
04/18/07	2,463,555	South African Rand	338,540	338,909	369
04/18/07	1,000,472	Poland Zloty	336,271	345,868	9,597
04/19/07	400,000,000	Korean Won	428,973	425,359	(3,614)
04/19/07	1,820,000	Brazil Real	832,152	880,944	48,792
04/19/07	16,000,000	Taiwan Dollar	494,208	483,791	(10,417)
04/20/07	39,310,000	Japanese Yen	335,431	334,614	(817)

			$15,553,296	$15,757,370	$204,074

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
International Opportunities
04/18/07	274,695,024	Norwegian Krone	$43,657,351	$45,217,516	$(1,560,165)
04/18/07	16,580,513,000	Japanese Yen	141,451,604	141,095,126	356,478
04/18/07	54,699,365	Swedish Krona	7,916,204	7,841,715	74,489
04/18/07	53,017,000	Hong Kong Dollar	6,829,083	6,789,435	39,648
04/18/07	13,968,000	Singapore Dollar	9,130,307	9,217,606	(87,299)
04/18/07	9,175,000	Euro	12,136,224	12,265,715	(129,491)
04/18/07	3,472,000	British Pound	6,831,322	6,832,103	(781)
04/19/07	68,885,000	Malaysian Dollar	19,702,820	19,943,544	(240,724)
04/19/07	18,307,585,000	Korean Won	19,632,844	19,468,215	164,629

			$267,287,759	$268,670,975	$(1,383,216)

BLACKROCK FUNDS

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
International Opportunities
04/02/07	88,000	Euro	$117,187	$117,554	$367
04/03/07	684,000	Euro	912,426	913,718	1,292
04/04/07	3,122,000	Euro	4,174,910	4,170,507	(4,403)
04/18/07	45,249,300	Australian Dollar	35,421,659	36,591,182	1,169,523
04/18/07	18,576,050	Canadian Dollar	15,828,547	16,099,215	270,668
04/18/07	29,189,000	Norwegian Krone	4,657,227	4,804,798	147,571
04/18/07	4,672,929,000	Japanese Yen	40,089,529	39,765,206	(324,323)
04/18/07	7,593,000	Singapore Dollar	4,960,229	5,010,687	50,458
04/18/07	64,709,100	Euro	85,081,731	86,507,179	1,425,448
04/18/07	60,189,053	Swiss Franc	49,296,579	49,613,110	316,531
04/18/07	42,723,000	Mexican Peso	3,895,507	3,866,834	(28,673)
04/18/07	11,532,850	British Pound	22,334,579	22,694,017	359,438
04/18/07	60,526,165	South African Rand	8,317,461	8,326,539	9,078
04/18/07	45,469,808	Poland Zloty	15,282,941	15,719,094	436,153
04/19/07	61,833,500	Brazil Real	28,271,913	29,929,583	1,657,670
04/20/07	1,389,171,977	Japanese Yen	11,853,762	11,824,895	(28,867)

			$330,496,187	$335,954,118	$5,457,931

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Asset Allocation
04/02/07	31,000	Canadian Dollar	$26,753	$26,853	$(100)
04/02/07	248,151	Euro	330,717	331,492	(775)
04/18/07	5,889,650	Canadian Dollar	5,085,672	5,104,354	(18,682)
04/18/07	6,494,250	Norwegian Krone	1,032,318	1,069,017	(36,699)
04/18/07	690,793,500	Japanese Yen	5,840,610	5,878,442	(37,832)
04/18/07	2,455,986	Swedish Krona	353,383	352,090	1,293
04/18/07	262,000	Hong Kong Dollar	33,733	33,552	181
04/18/07	346,500	Singapore Dollar	226,493	228,658	(2,165)
04/18/07	1,358,356	Euro	1,768,444	1,815,935	(47,491)
04/18/07	4,200,739	Mexican Peso	382,712	380,206	2,506
04/18/07	633,500	British Pound	1,247,275	1,246,583	692
04/19/07	1,635,000	Malaysian Dollar	467,651	473,365	(5,714)
04/19/07	256,830,000	Korean Won	275,424	273,112	2,312

			$17,071,185	$17,213,659	$(142,474)

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE GAIN (LOSS)
Asset Allocation
04/02/07	231,492	Australian Dollar	$186,964	$187,300	$336
04/02/07	1,000	Canadian Dollar	867	866	(1)
04/02/07	218,123	Singapore Dollar	143,752	143,771	19
04/02/07	7,000	British Pound	13,731	13,775	44
04/03/07	16,000	Euro	21,343	21,374	31
04/04/07	84,000	Euro	112,321	112,211	(110)
04/18/07	1,002,000	Australian Dollar	784,378	810,274	25,896
04/18/07	507,500	Canadian Dollar	432,422	439,833	7,411
04/18/07	331,484,000	Japanese Yen	2,820,933	2,820,828	(105)
04/18/07	212,000	Singapore Dollar	138,492	139,901	1,409
04/18/07	4,208,300	Euro	5,491,909	5,625,918	134,009
04/18/07	1,360,113	Swiss Franc	1,113,972	1,121,125	7,153
04/18/07	1,535,000	Mexican Peso	139,962	138,932	(1,030)
04/18/07	279,700	British Pound	541,590	550,385	8,795
04/18/07	1,400,845	South African Rand	192,503	192,713	210
04/18/07	1,017,452	Poland Zloty	341,978	351,738	9,760
04/19/07	1,695,000	Brazil Real	784,858	820,439	35,581
04/20/07	38,430,000	Japanese Yen	327,922	327,123	(799)
04/20/07	2,000,000	Euro	2,612,952	2,673,939	60,987

			$16,202,849	$16,492,445	$289,596

Swap Agreements — The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest or a specified amount of a currency (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

BLACKROCK FUNDS

At March 31, 2007, Asset Allocation had the following swap agreements outstanding:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional Amount (U.S. Dollars)		Unrealized Appreciation (Depreciation)
Asset Allocation	Bank of America	07/26/2009	5.50%	5.36%[1]	$7,500,000		$87,225
	Morgan Stanley	07/01/2010	4.17%	5.36%[1]	11,300,000		(292,314)
	Union Bank of Switzerland	09/27/2010	4.51%	5.37%[1]	100,000		(1,524)
	Deutsche Bank	11/07/2010	5.00%	5.37%[1]	3,100,000		41,866
	Deutsche Bank	06/20/2011	TBD [2]	0.75%	6,390,000		(6,988)
	Union Bank of Switzerland	11/01/2011	5.11%	5.36%[1]	9,100,000		157,000
	Deutsche Bank	11/21/2011	5.03%	5.38%[1]	2,000,000		28,282
	Deutsche Bank	02/16/2012	5.36%[1]	5.21%	11,000,000		(102,791)
	Goldman Sachs	10/01/2014	5.36%[1]	4.51%	600,000		15,927
	Union Bank of Switzerland	03/23/2015	5.35%[1]	4.96%	5,000,000		50,000
	JPMorgan Chase	05/26/2015	5.37%[1]	4.50%	1,700,000		51,120
	Morgan Stanley	07/01/2015	5.36%[1]	4.39%	6,300,000		315,221
	Morgan Stanley	08/02/2015	4.73%	5.37%[1]	600,000		(16,542)
	JPMorgan Chase	07/14/2016	5.72%	5.36%[1]	2,300,000		97,366
	Deutsche Bank	10/19/2016	5.28%	5.36%[1]	200,000		4,362
	Goldman Sachs	02/05/2017	5.35%	5.36%[1]	1,500,000		20,243
	Union Bank of Switzerland	02/08/2017	5.30%	5.36%[1]	6,700,000		60,702
	Bank of America	03/21/2017	5.10%	5.35%[1]	1,300,000		(8,125)
	JPMorgan Chase	08/15/2022	5.41%	5.36%[1]	4,230,000		40,904
	Deutsche Bank	01/12/2011	6.53%	6.50%[3]	3,500,000	AUD	(6,832)
	Deutsche Bank	01/22/2011	6.54%	6.53%[3]	3,500,000	AUD	(3,740)
	Citibank	12/23/2015	4.75%	5.61%[4]	2,400,000	NZD	(42,820)

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.
[2]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.HVOL.4.
[3]	Rate shown is based on the 6 month BBA AUD LIBOR as of the most recent payment date.
[4]	Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

Preferred Stock — The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Asset-Backed Securities — Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage Pass-Through Securities — Certain Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Mortgage Obligations — Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — Certain Portfolios may invest in Bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against

BLACKROCK FUNDS

the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use these instruments for leverage. These futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — Asset Allocation may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolio’s limit on illiquid securities.

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Investing in Government Sponsored Enterprises — Asset Allocation invests in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

Option Puts and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Puts and Calls — The Portfolios may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock. The Portfolios bear the market risk arising from any change in index values or interest rates.

BLACKROCK FUNDS

Purchased and written option and swaption transactions entered into during the six months ended March 31, 2007, are summarized as follows:

	MID CAP VALUE		GLOBAL RESOURCES
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 09/30/06	—	$—	69,731,000	$1,035,691
Purchased	—	—	135,936,000	1,473,912
Written	5,070	614,175	(37,000,000)	(736,300)
Expired	—	—	(135,936,000)	(1,257,462)
Closed	—	—	(32,731,000)	(515,841)

Balance at 03/31/07	5,070	$614,175	—	$—

	ALL-CAP GLOBAL RESOURCES		HEALTH SCIENCES OPPORTUNITIES		ASSET ALLOCATION
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 09/30/06	16,961,000	$251,915	(5,532)	$(467,366)	1,658,072	$(658,842)
Purchased	49,160,796	629,478	—	—	4,876,917	447,013
Written	9,000,000	(179,100)	(4,012)	(283,918)	(887,580)	(654,682)
Expired	(67,160,796)	(576,828)	7,624	610,130	(4,868,000)	(56,833)
Closed	(7,961,000)	(125,465)	1,920	141,154	(781,002)	570,131

Balance at 03/31/07	—	$—	—	$—	(1,593)	$(353,213)

TBA Purchase Commitments — The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Mortgage Dollar Rolls — Asset Allocation may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio receives compensation, in either “fee” or “drop,” as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financing Transactions — The Portfolios may enter into financial transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are pro-rated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”) serves as investment advisor for each of the Portfolios. BlackRock Financial Management, Inc. (“BFM”), an indirect wholly-owned subsidiary of BlackRock, serves as the sub-advisor for Asset Allocation Portfolio and for a portion of the assets of Global Opportunities Portfolio. BlackRock International, Ltd. (“BIL”), an indirect wholly-owned subsidiary of BlackRock, serves as the sub-advisor for International Opportunities Portfolio. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio’s average daily net assets:

AVERAGE DAILY NET ASSETS	INVESTMENT TRUST, SMALL CAP VALUE EQUITY, SMALL CAP GROWTH EQUITY AND ASSET ALLOCATION
first $ 1 billion	0.55%
$1 billion—$2 billion	0.50
$2 billion—$3 billion	0.475
greater than $3 billion	0.45

AVERAGE DAILY NET ASSETS	MID-CAP VALUE EQUITY AND MID-CAP GROWTH EQUITY	U.S. OPPORTUNITIES	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES AND GLOBAL OPPORTUNITIES
first $1 billion	0.80%	1.10%	0.90%
$1 billion—$2 billion	0.70	1.05	0.85
$2 billion—$3 billion	0.65	1.025	0.80
greater than $3 billion	0.625	1.00	0.75

AVERAGE DAILY NET ASSETS	SMALL/MID-CAP GROWTH, GLOBAL RESOURCES, ALL-CAP GLOBAL RESOURCES, AND HEALTH SCIENCES OPPORTUNITIES	CAPITAL APPRECIATION	AURORA	INTERNATIONAL OPPORTUNITIES
first $1 billion	0.75%	0.65%	0.85%	1.00%
$1 billion-$2 billion	0.70	0.60	0.80	0.95
$2 billion-$3 billion	0.675	0.575	0.75	0.90
greater than $3 billion	0.65	0.55	0.70	0.85

Small Cap Core Equity Portfolio pays an advisory fee at a an annual rate of 1.00% of average net assets.

BlackRock pays BIL and BFM fees for their sub-advisory services.

PFPC Trust Company, (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

BLACKROCK FUNDS

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC, Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons, an indirect wholly-owned subsidiary of PNC, provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2007, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Investment Trust	$19,058	$28,154
Capital Appreciation	11,938	323
Mid-Cap Value Equity	134,688	9,226
Mid-Cap Growth Equity	29,444	29,684
Aurora	410,939	2,266
Small/Mid-Cap Growth	109,335	495
Small Cap Value Equity	6,122	15,277
Small Cap Core Equity	196,211	31,161
Small Cap Growth Equity	20,426	2,132
Global Science & Technology Opportunities	7,184	16,569
Global Resources	48,446	102
All-Cap Global Resources	49,925	3,000
Health Sciences Opportunities	122,925	2,893
U.S. Opportunities	31,931	19,935
Global Opportunities	3,617	915
International Opportunities	80,719	40,003
Asset Allocation	29,433	34,589

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion of each Portfolio. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class of the

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Small-Cap Value Equity Portfolio was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

Pursuant to the Fund’s Plan of Distribution, (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement
Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C		R
	Contractual Fees (1)	Actual Fees	Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (3)	Actual Fees
Investment Trust	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Capital Appreciation	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.35%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Value Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Aurora	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small/ Mid-Cap Growth	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small Cap Value Equity	0.25%	0.25%	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Core Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Science & Technology Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Resources	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
All-Cap Global Resources	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Health Sciences Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
U.S. Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
International Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Asset Allocation	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A

(1) —	the maximum annual contractual fees are comprised of a 0.25% service fee.
(2) —	the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3) —	the maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

BLACKROCK FUNDS

For the six months ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	HILLIARD LYONS	BLACKROCK	PNC
Investment Trust	$54,538	$27,172	$12,185	$—
Capital Appreciation	59,901	588	2,356	—
Mid-Cap Value Equity	431,767	13,938	8,560	—
Mid-Cap Growth Equity	65,716	25,624	7,289	—
Aurora	967,456	8,676	35,705	—
Small/Mid-Cap Growth	80,812	1,386	1,955	—
Small Cap Value Equity	18,728	22,869	1,409	—
Small Cap Core Equity	71,727	8,693	332	—
Small Cap Growth Equity	73,646	30,349	4,690	—
Global Science & Technology Opportunities	12,631	11,159	2,748	—
Global Resources	350,283	497	44,467	—
All-Cap Global Resources	233,726	9,570	8,614	—
Health Sciences Opportunities	866,609	10,105	10,890	—
U.S. Opportunities	126,018	25,363	8,797	—
Global Opportunities	21,401	3,578	251	—
International Opportunities	544,424	33,992	14,468	—
Asset Allocation	227,917	71,587	8,134	92

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended March 31, 2007, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$16,211	$25	$86,409	$50,247	$2,139	$—	$155,031
Capital Appreciation	—	980	3	15,645	12,771	1,214	—	30,613
Mid-Cap Value Equity	—	973	56	42,584	17,266	10,084	—	70,963
Mid-Cap Growth Equity	—	1,002	36	55,590	12,530	2,340	2	71,500
Aurora	—	1,513	5	114,372	46,867	26,221	2	188,980
Small/Mid-Cap Growth	—	661	3	17,292	5,522	1,697	2	25,177
Small Cap Value Equity	30	290	70	1,395	744	322	—	2,851
Small Cap Core Equity	—	701	106	2,649	1,048	2,170	—	6,674
Small Cap Growth Equity	—	2,704	425	11,404	1,316	2,199	—	18,048
Global Science & Technology Opportunities	—	146	26	1,678	1,410	750	—	4,010
Global Resources	—	664	—	26,500	7,085	6,058	—	40,307
All-Cap Global Resources	—	2,150	422	26,361	6,370	11,087	—	46,390
Health Sciences Opportunities	—	2,068	289	34,947	10,749	13,390	—	61,443
U.S. Opportunities	—	686	244	9,529	4,006	2,976	—	17,441

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Global Opportunities	$—	$210	$5	$2,176	$695	$703	$—	$3,789
International Opportunities	—	8,553	2,092	30,414	7,042	10,837	—	58,938
Asset Allocation	—	657	74	47,691	19,735	4,371	—	72,528

For the six months ended March 31, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$59,676	$122	$60,570	$24,774	$2,391	$—	$147,533
Capital Appreciation	—	6,334	2	14,214	8,467	2,022	—	31,039
Mid-Cap Value Equity	—	12,626	442	66,545	16,233	19,027	—	114,873
Mid-Cap Growth Equity	—	9,165	89	32,590	6,024	2,266	2	50,136
Aurora	—	19,013	2	103,213	39,966	33,295	2	195,491
Small/Mid-Cap Growth	—	3,123	2	26,060	2,890	2,186	2	34,263
Small Cap Value Equity	601	4,556	435	3,616	878	554	—	10,640
Small Cap Core Equity	—	3,069	444	2,851	1,089	3,388	—	10,841
Small Cap Growth Equity	—	58,169	3,600	24,197	1,375	2,222	—	89,563
Global Science & Technology Opportunities	—	168	15	1,705	1,231	1,027	—	4,146
Global Resources	—	4,352	—	74,454	10,513	17,447	—	106,766
All-Cap Global Resources	—	49,612	297	33,141	5,670	18,472	—	107,192
Health Sciences Opportunities	—	15,742	629	60,339	10,405	34,791	—	121,906
U.S. Opportunities	—	4,457	358	16,078	4,797	6,617	—	32,307
Global Opportunities	—	1,301	4	3,245	702	1,495	—	6,747
International Opportunities	—	47,148	17,425	56,445	12,171	27,837	—	161,026
Asset Allocation	—	4,177	284	60,882	21,863	10,267	—	97,473

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$1,979	$3	$58,929	$24,083	$2,247	$—	$87,241
Capital Appreciation	—	2,068	—	3,817	5,794	—	—	11,679
Mid-Cap Value Equity	—	12,626	442	66,545	16,233	19,027	—	114,873
Mid-Cap Growth Equity	—	—	89	17,708	5,825	490	2	24,114
Aurora	—	—	2	81,261	38,840	32,028	2	152,133
Small/Mid-Cap Growth	—	33	2	26,060	2,890	2,186	1	31,172
Small Cap Value Equity	165	—	60	—	878	4	—	1,107
Small Cap Core Equity	—	3,069	29	71	365	89	—	3,623
Small Cap Growth Equity	—	—	—	—	1,359	—	—	1,359
Global Science & Technology Opportunities	—	168	15	1,705	1,231	86	—	3,205
Global Resources	—	3,407	—	41,296	10,513	8,992	—	64,208
All-Cap Global Resources	—	505	72	1,266	5,670	7,435	—	14,948
Health Sciences Opportunities	—	—	15	1,487	270	2,344	—	4,116
U.S. Opportunities	—	4,457	5	328	4,797	1,651	—	11,238
Global Opportunities	—	1,111	4	3,150	682	1,461	—	6,408
Asset Allocation	—	3,723	—	—	—	—	—	3,723

BLACKROCK FUNDS

TRANSFER AGENT FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$188,780	$242	$727,000	$434,963	$23,879	$—	$1,374,864
Capital Appreciation	—	8,927	29	156,514	112,200	15,049	—	292,719
Mid-Cap Value Equity	—	39,409	1,642	494,372	171,393	142,613	—	849,429
Mid-Cap Growth Equity	—	28,309	1,570	475,831	135,828	32,179	20	673,737
Aurora	—	29,203	39	1,287,514	452,197	331,246	20	2,100,219
Small/Mid-Cap Growth	—	8,732	30	372,371	57,391	30,117	20	468,661
Small Cap Value Equity	162	3,807	2,450	24,033	16,772	6,537	—	53,761
Small Cap Core Equity	—	15,266	1,015	24,513	11,325	27,446	—	79,565
Small Cap Growth Equity	—	166,355	6,312	117,706	32,796	24,119	—	347,288
Global Science & Technology Opportunities	—	2,707	264	24,539	26,536	9,963	—	64,009
Global Resources	—	18,859		493,779	64,855	64,553	—	642,046
All-Cap Global Resources	—	28,761	2,427	200,040	56,177	106,446	—	393,851
Health Sciences Opportunities	—	29,533	2,330	369,556	101,866	191,142	—	694,427
U.S. Opportunities	—	6,794	1,754	75,581	54,870	38,492	—	177,491
Global Opportunities	—	2,293	69	30,112	28,880	9,159	—	70,513
International Opportunities	—	103,705	71,734	317,834	93,600	159,032	—	745,905
Asset Allocation	—	19,342	681	411,439	188,671	51,640	—	671,773

TRANSFER AGENT FEES WAIVED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$540	$—	$84,314	$49,165	$1,367	$—	$135,386
Capital Appreciation	—	328	—	—	7,110	—	—	7,438
Mid-Cap Value Equity	—	973	56	42,584	17,266	10,084	—	70,963
Mid-Cap Growth Equity	—	—	36	901	12,114	—	1	13,052
Aurora	—	—	5	40,604	46,618	18,510	2	105,739
Small/Mid-Cap Growth	—	—	3	17,292	5,522	1,697	—	24,514
Small Cap Value Equity	8	—	12	—	740	—	—	760
Small Cap Core Equity	—	701	—	1	126	—	—	828
Small Cap Growth Equity	—	—	—	—	1,272	—	—	1,272
Global Science & Technology Opportunities	—	146	26	1,678	1,410	—	—	3,260
Global Resources	—	285	—	5,448	7,085	767	—	13,585
All-Cap Global Resources	—	—	27	724	6,370	3,250	—	10,371
U.S. Opportunities	—	686	—	—	4,006	100	—	4,792
Global Opportunities	—	182	5	2,217	671	761	—	3,836
Asset Allocation	—	112	—	—	—	—	—	112

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$4,756	$—	$71,001	$151,299	$150	$—	$227,206
Capital Appreciation	—	2,594	1	—	509	—	—	3,104
Mid-Cap Value Equity	—	20,122	530	283,837	115,339	85,762	—	505,590
Mid-Cap Growth Equity	—	—	344	—	32,264	7	2	32,617
Aurora	—	—	14	—	32,606	3,690	6	36,316
Small/Mid-Cap Growth	—	—	8	159,062	29,795	12,096	—	200,961
Small Cap Value Equity	34	—	23	—	2,455	—	—	2,512
Small Cap Core Equity	—	6,445	184	1,792	599	1,330	—	10,350
Small Cap Growth Equity	—	—	—	—	3,598	—	—	3,598
Global Science & Technology Opportunities	—	2,535	157	12,370	10,352	476	—	25,890
Global Resources	—	695	—	6,145	11,905	786	—	19,531
All-Cap Global Resources	—	—	533	27,090	17,285	12,292	—	57,200
Health Sciences Opportunities	—	—	285	14,340	4,765	5,928	—	25,318
U.S. Opportunities	—	6,063	236	1,802	14,573	638	—	23,312
Global Opportunities	—	1,389	51	16,768	25,397	4,124	—	47,729
Asset Allocation	—	613	—	—	—	—	—	613

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	BLACKROCK	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$—	$1,222	$603,260	$246,221	$23,687	$—	$874,390
Capital Appreciation	—	26	141,919	84,504	20,217	—	246,666
Mid-Cap Value Equity	—	4,419	691,216	161,921	190,242	—	1,047,798
Mid-Cap Growth Equity	—	893	324,683	59,583	22,631	27	407,817
Aurora	—	22	1,418,821	399,210	332,697	22	2,150,772
Small/Mid-Cap Growth	—	26	260,399	28,551	21,856	26	310,858
Small Cap Value Equity	6,008	4,353	36,135	8,780	5,543	—	60,819
Small Cap Core Equity	—	4,440	28,503	10,888	33,873	—	77,704
Small Cap Growth Equity	—	36,002	241,892	13,744	22,219	—	313,857
Global Science & Technology Opportunities	—	149	17,029	12,313	10,266	—	39,757
Global Resources	—	—	823,754	105,050	174,344	—	1,103,148
All-Cap Global Resources	—	2,972	331,237	56,579	184,712	—	575,500
Health Sciences Opportunities	—	6,268	609,043	103,821	347,858	—	1,066,990
U.S. Opportunities	—	3,582	160,640	47,946	66,128	—	278,296
Global Opportunities	—	40	32,435	7,022	14,951	—	54,448
International Opportunities	—	174,238	563,907	121,688	278,338	—	1,138,171
Asset Allocation	—	2,839	606,078	217,854	102,418	—	929,189

182

BLACKROCK FUNDS

DISTRIBUTION FEES	SHARE CLASSES
	INVESTOR B	INVESTOR C	R	TOTAL
Investment Trust	$743,218	$71,027	$—	$814,245
Capital Appreciation	254,018	60,650	—	314,668
Mid-Cap Value Equity	486,981	570,078	—	1,057,059
Mid-Cap Growth Equity	180,725	67,851	27	248,603
Aurora	1,198,681	998,389	22	2,197,092
Small/Mid-Cap Growth	86,713	65,570	26	152,309
Small Cap Value Equity	26,340	16,629	—	42,969
Small Cap Core Equity	32,666	101,618	—	134,284
Small Cap Growth Equity	41,235	66,657	—	107,892
Global Science & Technology Opportunities	36,938	30,797	—	67,735
Global Resources	315,340	523,154	—	838,494
All-Cap Global Resources	170,082	554,147	—	724,229
Health Sciences Opportunities	312,140	1,043,567	—	1,355,707
U.S. Opportunities	143,898	198,385	—	342,283
Global Opportunities	21,067	44,854	—	65,921
International Opportunities	365,131	835,007	—	1,200,138
Asset Allocation	655,895	307,149	—	963,044

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	R
Investment Trust	0.66%[2]	0.81%	1.11%	1.16%	1.91%	1.91%	N/A
Capital Appreciation	N/A	0.70%[1]	1.35%	1.35%	2.10%	2.10%	N/A
Mid-Cap Value Equity	N/A	0.94%[1]	1.25%	1.25%	2.00%	2.00%	N/A
Mid-Cap Growth Equity	N/A	1.23%	1.53%	1.58%	2.33%	2.33%	1.60%
Aurora	N/A	1.05%[1]	1.44%	1.44%	2.19%	2.19%	1.60%
Small/Mid-Cap Growth	N/A	1.10%	1.35%	1.35%	2.10%	2.10%	1.63%
Small Cap Value Equity	1.10%	0.97%	1.27%	1.44%	2.19%	2.19%	N/A
Small Cap Core Equity	N/A	1.30%	1.60%	1.77%	2.52%	2.52%	N/A
Small Cap Growth Equity	N/A	0.99%	1.29%	1.46%	2.21%	2.21%	N/A
Global Sciences & Technology Opportunities	N/A	1.35%	1.73%	1.75%	2.65%	2.65%	N/A
Global Resources	N/A	1.04%	1.34%[2]	1.34%	2.04%	2.04%	N/A
All-Cap Global Resources	N/A	0.93%[1]	1.34%	1.34%	2.04%	2.04%	N/A
Health Sciences Opportunities	N/A	1.25%	1.55%	1.55%	2.25%	2.25%	N/A
U.S. Opportunities	N/A	1.00%[1]	1.60%	1.60%	2.25%	2.25%	N/A
Global Opportunities	N/A	1.35%	1.65%	1.65%	2.40%	2.40%	N/A
International Opportunities	N/A	1.45%	1.75%	1.92%	2.67%	2.67%	N/A
Asset Allocation	N/A	0.86%	1.16%	1.33%	2.08%	2.08%	N/A

[1]

Prior to February 1, 2007, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 1.10%, 1.00%, 1.10%, 1.04%, and 1.09% for the Institutional share classes of Capital Appreciation, Mid-Cap Value Equity, Aurora, All-Cap Global Resources, and U.S. Opportunities, respectively.

[2]	There were no shares outstanding as of March 31, 2007.

183

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

Under terms of the Agreement and Plan of Reorganization of State Street Research Investment Trust, State Street Research Large-Cap Analyst Fund, State Street Research Large-Cap Value Fund, State Street Research Capital Appreciation Fund, State Street Research Mid-Cap Value Fund, State Street Research Mid-Cap Growth Fund, State Street Research Aurora Fund, State Street Research Emerging Growth Fund, State Street Research Global Resources Fund, State Street Research Health Sciences Fund and State Street Research Asset Allocation Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B and Investor C Share classes of the Investment Trust, Capital Appreciation, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Global Resources, Health Sciences Opportunities and Asset Allocation are not subject to future recoupment by BlackRock.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Investment Trust	$—	$—	$137,294	$137,294
Capital Appreciation	—	—	25,871	25,871
Mid-Cap Value Equity	—	—	240,460	240,460
Mid Cap Growth Equity	—	—	19,863	19,863
Aurora	—	—	86,074	86,074
Small/Mid Cap Growth	—	—	80,996	80,996
Small Cap Value Equity	24,977	15,969	1,634	42,580
Small Cap Core Equity	73,554	45,835	3,775	123,164
Small Cap Growth Equity	—	28,413	2,076	30,489
Global Science & Technology Opportunities	95,323	109,289	26,822	231,434
Global Resources	—	—	24,711	24,711
All Cap Global Resources	303,884	131,783	11,124	446,791
U.S. Opportunities	8,580	427,587	72,789	508,956
Global Opportunities	—	263,545	20,749	284,294
International Opportunities	81,759	—	—	81,759
Asset Allocation	—	—	1,440	1,440

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

Small Cap Value Equity	$25,127
Small Cap Core Equity	52,283
Small Cap Growth Equity	6,742
U.S. Opportunities	15,890
Global Science & Technology Opportunities	71,419
International Opportunities	185,626

For the six months ended March 31, 2007, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

COMMISSION AMOUNT
Investment Trust	$5,863
Capital Appreciation	540

184

BLACKROCK FUNDS

COMMISSION AMOUNT
Mid-Cap Value	$6,056
Mid-Cap Growth	7,956
Aurora	6,292
Small/Mid-Cap Growth	1,100
Small Cap Value	30
Small Cap Core	730
Small Cap Growth	1,656
Global Science & Technology Opportunities	398
Global Resources	28,049
All-Cap Global Resources	11,784
Health Sciences Opportunities	37,652
U.S. Opportunities	9,319
Global Opportunities	1,472
International Opportunities	5,730
Asset Allocation	2,286

For the six months ended March 31, 2007, BDI and other affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Class as follows:

Investment Trust	$4,530
Capital Appreciation	2,615
Mid-Cap Value	38,946
Mid-Cap Growth	3,737
Aurora	17,847
Small/Mid-Cap Growth	1,780
Small Cap Value	996
Small Cap Core	11,470
Small Cap Growth	8,468
Global Science & Technology Opportunities	2,332
Global Resources	5,957
All-Cap Global Resources	68,233
Health Sciences Opportunities	272,036
U.S. Opportunities	40,085
Global Opportunities	20,189
International Opportunities	17,337
Asset Allocation	31,517

For the six months ended March 31, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor A Class, Investor B Class and Investor C Class:

	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
Investment Trust	$—	$2,942	$23
Capital Appreciation	—	2,133	84
Mid-Cap Value	—	10,112	3,481
Mid-Cap Growth	—	3,666	224
Aurora	123	60,073	3,772
Small/Mid-Cap Growth	—	788	446
Small Cap Value	—	1,095	3
Small Cap Core	—	1,928	1,401
Small Cap Growth	—	1,888	216
Global Science & Technology Opportunities	—	9,138	135
Global Resources	403	10,530	2,367

185

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	INVESTOR A CLASS	INVESTOR B CLASS	INVESTOR C CLASS
All-Cap Global Resources	$—	$6,801	$16,254
Health Sciences Opportunities	—	11,624	22,520
U.S. Opportunities	—	1,208	3,628
Global Opportunities	—	1,180	4,154
International Opportunities	—	13,619	4,743
Asset Allocation	—	11,049	3,168

For the six months ended March 31, 2007, short term investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
Investment Trust	Institutional Money Market Trust	$4,688,472	$128,277,219
Capital Appreciation	Institutional Money Market Trust	3,755,888	28,917,616
Mid-Cap Value Equity	Institutional Money Market Trust	(8,643,621)	154,241,277
Mid-Cap Growth Equity	Institutional Money Market Trust	28,216,633	96,726,125
Aurora	Institutional Money Market Trust	(119,185,598)	235,843,986
Small/Mid-Cap Growth	Institutional Money Market Trust	24,373,800	64,037,142
Small Cap Value Equity	Institutional Money Market Trust	5,323,332	14,358,217
Small Cap Core Equity	Institutional Money Market Trust	8,557,957	20,764,379
Small Cap Growth Equity	Institutional Money Market Trust	83,493,202	157,550,370
Global Science & Technology Opportunities	Institutional Money Market Trust	2,314,139	6,958,489
Global Resources	Institutional Money Market Trust	57,782,403	188,675,253
All-Cap Global Resources	Institutional Money Market Trust	90,513,796	201,901,845
Health Sciences Opportunities	Institutional Money Market Trust	(35,309,360)	70,841,993
U.S. Opportunities	Institutional Money Market Trust	24,786,776	54,533,177
International Opportunities	Institutional Money Market Trust	7,227,000	7,227,000
Asset Allocation	Institutional Money Market Trust	5,401,655	71,392,028

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2007 is as follows:

Investment Trust	$15,508
Capital Appreciation	3,137
Mid-Cap Value Equity	7,429
Mid-Cap Growth Equity	7,246
Aurora	15,872
Small/Mid-Cap Growth	2,541
Small Cap Value Equity	278
Small Cap Core Equity	733
Small Cap Growth Equity	1,781
Global Science & Technology Opportunities	440
Global Resources	3,817
All-Cap Global Resources	4,753
Health Sciences	6,866
U.S. Opportunities	2,078
Global Opportunities	449
International Opportunities	6,000
Asset Allocation	7,390

186

BLACKROCK FUNDS

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At March 31, 2007, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Investment Trust	$155,179,458	$128,277,219	$160,048,466
Capital Appreciation	40,490,319	28,917,616	42,001,402
Mid-Cap Value Equity	171,068,287	154,241,277	179,280,196
Mid-Cap Growth Equity	100,035,404	96,726,125	103,714,106
Aurora	228,829,153	235,843,986	237,688,233
Small/Mid-Cap Growth	62,088,247	64,037,142	64,376,874
Small Cap Value Equity	13,916,340	14,358,217	14,460,372
Small Cap Core Equity	23,020,730	20,764,379	24,005,017
Small Cap Growth Equity	167,092,262	157,550,370	174,180,841
Global Sciences & Technology Opportunities	7,381,443	6,958,489	7,609,028
Global Resources	191,376,547	188,675,253	209,372,372
All-Cap Global Resources	206,848,906	201,901,845	215,147,250
Health Sciences Opportunities	57,309,527	70,841,993	77,723,284
U.S. Opportunities	57,765,688	54,533,177	59,916,171
International Opportunities	6,949,675	7,227,000	7,227,000
Asset Allocation	82,507,873	71,392,028	85,606,171

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

187

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(D) Purchases and Sales of Securities

For the six months ended March 31, 2007, purchases and sales of securities including paydowns, but excluding short-term investments, dollar rolls and U.S. government securities, were as follows:

	PURCHASES	SALES
Investment Trust	$362,882,797	$485,699,039
Capital Appreciation	136,527,146	161,216,934
Mid-Cap Value Equity	1,112,282,302	1,024,902,374
Mid-Cap Growth Equity	124,657,419	174,264,540
Aurora	1,261,662,121	1,653,745,764
Small/Mid-Cap Growth	110,325,662	141,834,116
Small Cap Value Equity	41,042,457	52,085,090
Small Cap Core Equity	41,300,565	48,144,680
Small Cap Growth Equity	220,101,506	207,191,437
Global Science & Technology Opportunities	16,088,166	15,628,477
Global Resources	52,351,554	230,279,431
All-Cap Global Resources	212,582,063	154,058,475
Health Sciences Opportunities	748,504,027	599,261,271
U.S. Opportunities	223,858,155	125,724,996
Global Opportunities	36,289,175	32,071,778
International Opportunities	451,678,142	510,302,947
Asset Allocation	253,632,478	278,541,156

For the six months ended March 31, 2007, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
Mid Cap Value Equity	$6,999,067	$—
Aurora	7,993,240	7,997,718
Small Cap Growth Equity	49,955,657	—
Asset Allocation	68,120,620	28,310,158

188

BLACKROCK FUNDS

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	INVESTMENT TRUST
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	257,206	$3,819,918	2,341,748	$31,634,154
Service Class	1,311	19,395	6,773	90,725
Investor A Class	1,298,906	19,026,731	977,720	12,913,968
Investor B Class	177,462	2,459,663	476,860	6,014,155
Investor C Class	17,580	244,002	38,845	486,986
Shares issued in reinvestment of dividends:
Institutional Class	202,732	2,990,298	747,230	9,909,146
Service Class	280	4,149	3,037	40,344
Investor A Class	258,211	3,764,704	1,198,722	15,687,516
Investor B Class	5,568	77,684	472,281	5,885,465
Investor C Class	628	8,764	33,100	413,090
Shares redeemed:
Institutional Class	(3,674,065)	(54,089,213)	(7,938,725)	(106,299,191)
Service Class	(2,621)	(38,964)	(60,043)	(807,339)
Investor A Class	(3,528,984)	(51,250,364)	(9,327,866)	(123,363,181)
Investor B Class	(2,670,328)	(37,148,892)	(4,913,968)	(61,961,841)
Investor C Class	(179,407)	(2,494,018)	(507,827)	(6,400,170)

Net decrease	(7,835,521)	$(112,606,143)	(16,452,113)	$(215,756,173)

189

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	CAPITAL APPRECIATION
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	473,355	$7,492,070	103,422	$1,543,596
Service Class	1,391	20,000	—	—
Investor A Class	589,932	8,954,388	1,178,608	17,046,419
Investor B Class	35,556	501,854	259,852	3,526,712
Investor C Class	27,694	392,416	135,235	1,846,807
Shares redeemed:
Institutional Class	(267,100)	(4,233,407)	(548,331)	(8,119,219)
Service Class	—	—	—	—
Investor A Class	(1,099,878)	(16,673,874)	(2,090,771)	(29,980,190)
Investor B Class	(1,056,937)	(15,012,549)	(1,562,189)	(21,049,634)
Investor C Class	(264,062)	(3,733,026)	(451,571)	(6,083,855)

Net decrease	(1,560,049)	$(22,292,128)	(2,975,745)	$(41,269,364)

	MID-CAP VALUE EQUITY
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	6,497,433	$89,517,361	3,213,278	$41,875,922
Service Class	52,645	703,478	185,350	2,335,072
Investor A Class	7,339,235	98,994,420	12,272,961	158,315,160
Investor B Class	416,306	5,206,194	1,002,084	12,027,303
Investor C Class	1,729,999	21,653,833	4,280,074	51,452,801
Shares issued in reinvestment of dividends:
Institutional Class	740,473	9,803,964	354,706	4,434,546
Service Class	32,447	424,084	8,444	104,415
Investor A Class	5,006,059	64,778,402	3,346,989	41,006,775
Investor B Class	1,293,371	15,546,349	1,027,447	11,775,067
Investor C Class	1,484,811	17,817,698	566,928	6,496,802
Shares redeemed:
Institutional Class	(1,491,761)	(20,607,701)	(1,559,931)	(20,504,579)
Service Class	(40,706)	(542,247)	(27,153)	(351,850)
Investor A Class	(4,845,958)	(65,507,104)	(15,480,393)	(201,283,167)
Investor B Class	(1,293,515)	(16,161,041)	(2,414,232)	(29,121,184)
Investor C Class	(1,169,560)	(14,672,529)	(1,942,014)	(23,401,240)

Net increase	15,751,279	$206,955,161	4,834,538	$55,161,843

190

BLACKROCK FUNDS

	MID-CAP GROWTH EQUITY
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	586,603	$6,700,576	2,634,721	$28,581,905
Service Class	1,466	16,493	4,756	48,535
Investor A Class	464,290	4,975,801	1,087,808	11,107,763
Investor B Class	97,902	945,452	320,643	2,995,673
Investor C Class	40,930	393,195	161,409	1,521,274
R Class	2,038	20,225
Shares redeemed:
Institutional Class	(1,708,598)	(19,543,185)	(2,915,427)	(31,182,229)
Service Class	(13,998)	(152,098)	(45,158)	(464,849)
Investor A Class	(2,896,383)	(30,900,295)	(5,238,300)	(52,960,358)
Investor B Class	(873,181)	(8,466,948)	(1,615,891)	(14,942,182)
Investor C Class	(268,572)	(2,602,613)	(500,179)	(4,617,870)
R Class	(22)	(227)	—	—

Net decrease	(4,567,525)	$(48,613,624)	(5,583,403)	$(54,659,900)

	AURORA
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	2,640,647	$82,021,857	2,181,474	$82,408,472
Service Class	570	20,052	—	—
Investor A Class	2,504,743	74,516,944	7,656,846	275,526,382
Investor B Class	193,302	4,895,378	797,244	25,185,220
Investor C Class	189,414	4,814,254	1,414,963	44,566,140
R Class	575	20,225	—	—
Shares issued in reinvestment of dividends:
Institutional Class	1,321,669	38,724,902	549,596	19,714,526
Service Class	2	68	1	28
Investor A Class	12,269,201	335,808,106	6,173,351	211,807,308
Investor B Class	4,483,647	103,348,590	2,040,811	62,652,768
Investor C Class	3,691,736	85,094,619	1,420,357	43,590,697
Shares redeemed:
Institutional Class	(2,312,686)	(77,382,647)	(2,428,417)	(91,571,978)
Service Class	—	—	—	—
Investor A Class	(12,985,647)	(389,341,620)	(20,587,258)	(747,313,710)
Investor B Class	(2,568,391)	(66,411,236)	(3,773,857)	(121,949,023)
Investor C Class	(2,585,773)	(68,734,579)	(4,419,884)	(142,503,269)
R Class	(4)	(152)	—	—

Net increase (decrease)	6,843,005	$127,394,761	(8,974,773)	$(337,886,439)

191

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	SMALL/MID-CAP GROWTH
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	198,290	$3,187,426	1,018,937	$16,187,362
Service Class	1,379	20,050	—	—
Investor A Class	1,323,730	20,195,560	3,949,172	58,782,643
Investor B Class	41,878	566,256	266,210	3,570,887
Investor C Class	86,030	1,150,385	195,181	2,592,128
R Class	1,390	20,225	—	—
Shares issued in reinvestment of dividends:
Institutional Class	73,069	1,155,953	26,107	393,687
Service Class	1	9	—	5
Investor A Class	728,615	10,907,333	518,710	7,453,855
Investor B Class	97,425	1,285,043	71,552	919,668
Investor C Class	74,172	980,547	47,164	607,472
Shares redeemed:
Institutional Class	(212,531)	(3,413,615)	(834,449)	(12,917,310)
Service Class	—	—	—	—
Investor A Class	(3,015,899)	(45,698,560)	(5,133,167)	(76,376,151)
Investor B Class	(263,612)	(3,542,318)	(487,441)	(6,429,666)
Investor C Class	(193,581)	(2,609,487)	(549,000)	(7,273,939)
R Class	(10)	(153)	—	—

Net decrease	(1,059,654)	$(15,795,346)	(911,024)	$(12,489,359)

192

BLACKROCK FUNDS

	SMALL CAP VALUE EQUITY
	FOR THE SIX MONTHS ENDED 3/81/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	2,217	$30,724	3,480	$47,059
Institutional Class	234,468	2,832,681	484,929	6,512,988
Service Class	13,681	161,084	163,344	2,037,944
Investor A Class	150,442	1,781,567	464,948	6,051,210
Investor B Class	8,744	88,590	98,355	1,099,478
Investor C Class	5,016	49,082	65,887	705,521
Shares issued in reinvestment of dividends:
BlackRock Class	83,414	980,112	74,714	941,217
Institutional Class	540,715	6,358,811	737,112	9,296,761
Service Class	73,115	840,090	54,708	676,907
Investor A Class	523,955	5,962,612	449,180	5,519,823
Investor B Class	168,042	1,599,759	171,281	1,826,243
Investor C Class	97,716	929,291	53,824	574,307
Shares redeemed:
BlackRock Class	—	—	(87,755)	(1,204,443)
Institutional Class	(481,799)	(5,842,739)	(3,058,992)	(40,807,724)
Service Class	(182,673)	(2,100,245)	(154,125)	(1,994,044)
Investor A Class	(299,078)	(3,576,446)	(928,616)	(11,933,530)
Investor B Class	(179,326)	(1,800,326)	(584,870)	(6,633,424)
Investor C Class	(73,458)	(790,871)	(191,946)	(2,203,612)

Net increase (decrease)	685,191	$7,503,776	(2,184,542)	$(29,487,319)

193

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	SMALL CAP CORE EQUITY
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	257,734	$5,164,466	962,602	$17,441,833
Service Class	60,109	1,176,327	151,133	2,772,327
Investor A Class	303,364	5,976,704	663,136	12,026,118
Investor B Class	26,714	512,979	224,150	3,948,701
Investor C Class	145,902	2,800,095	795,629	14,124,011
Shares issued in reinvestment of dividends:
Institutional Class	18,955	373,227	10,784	189,309
Service Class	1,116	21,864	139	2,445
Investor A Class	16,263	315,990	11,798	206,356
Investor B Class	7,039	133,515	5,310	91,384
Investor C Class	21,846	414,639	8,261	142,086
Shares redeemed:
Institutional Class	(452,767)	(8,918,648)	(383,939)	(7,008,007)
Service Class	(8,057)	(159,044)	(5,824)	(106,633)
Investor A Class	(202,662)	(3,943,011)	(213,243)	(3,849,291)
Investor B Class	(55,572)	(1,059,076)	(129,202)	(2,247,128)
Investor C Class	(197,964)	(3,767,522)	(342,913)	(5,973,971)

Net increase (decrease)	(57,980)	$(957,495)	1,757,821	$31,759,540

	SMALL CAP GROWTH EQUITY
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	3,732,524	$78,938,406	6,995,701	$126,124,949
Service Class	150,462	3,013,046	279,605	4,917,125
Investor A Class	1,451,594	28,230,348	2,248,584	38,631,351
Investor B Class	55,146	969,885	54,870	853,710
Investor C Class	209,556	3,672,360	206,488	3,184,877
Shares redeemed:
Institutional Class	(2,414,600)	(50,129,023)	(5,579,805)	(103,865,354)
Service Class	(172,555)	(3,462,365)	(323,079)	(5,616,108)
Investor A Class	(2,030,089)	(40,248,477)	(2,353,634)	(39,960,020)
Investor B Class	(103,802)	(1,805,987)	(454,167)	(6,929,659)
Investor C Class	(98,670)	(1,731,863)	(288,874)	(4,455,656)

Net increase	779,566	$17,446,330	785,689	$12,885,215

194

BLACKROCK FUNDS

	GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	99,901	$764,881	283,924	$2,085,955
Service Class	1,431	10,500	16,013	118,000
Investor A Class	434,340	3,168,691	1,240,077	8,783,376
Investor B Class	73,661	511,259	364,893	2,403,697
Investor C Class	496,249	3,478,836	722,755	4,793,241
Shares redeemed:
Institutional Class	(110,641)	(843,850)	(236,871)	(1,618,064)
Service Class	(12,090)	(89,317)	(12,868)	(86,548)
Investor A Class	(454,269)	(3,326,533)	(879,748)	(5,971,557)
Investor B Class	(384,461)	(2,668,994)	(574,815)	(3,736,958)
Investor C Class	(153,769)	(1,073,955)	(197,015)	(1,262,280)

Net increase (decrease)	(9,648)	$(68,482)	726,345	$5,508,862

	GLOBAL RESOURCES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	34,173	$2,182,821	125,426	$9,480,375
Investor A Class	1,065,582	61,132,024	2,805,431	203,869,853
Investor B Class	97,205	4,570,857	155,046	9,885,340
Investor C Class	57,778	2,875,531	263,610	16,750,695
Shares issued in reinvestment of dividends:
Institutional Class	148,201	8,557,075	58,783	4,235,528
Investor A Class	3,358,743	180,834,342	1,272,119	86,955,389
Investor B Class	432,847	20,209,647	166,020	10,231,609
Investor C Class	828,192	38,643,668	254,651	15,678,954
Shares redeemed:
Institutional Class	(83,890)	(5,007,212)	(187,365)	(13,865,714)
Investor A Class	(2,980,283)	(167,203,024)	(5,086,765)	(352,064,763)
Investor B Class	(301,658)	(14,440,792)	(512,289)	(32,442,577)
Investor C Class	(497,123)	(25,658,750)	(878,642)	(55,277,641)

Net increase (decrease)	2,159,767	$106,696,187	(1,563,975)	$(96,562,952)

195

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	ALL-CAP GLOBAL RESOURCES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	7,994,176	$120,585,504	32,459,027	$490,864,997
Service Class	46,763	683,667	276,359	3,943,563
Investor A Class	3,692,212	53,591,940	16,517,651	239,201,487
Investor B Class	262,587	3,828,914	2,419,586	34,350,830
Investor C Class	1,659,298	23,904,937	7,961,682	114,261,169
Shares issued in reinvestment of dividends:
Institutional Class	625,701	9,760,937	—	—
Service Class	3,489	54,010	—	—
Investor A Class	404,691	6,260,400	—	—
Investor B Class	73,581	1,123,569	—	—
Investor C Class	248,771	3,801,210	—	—
Shares redeemed:
Institutional Class	(2,783,396)	(40,231,053)	(14,861,469)	(234,128,581)
Service Class	(51,042)	(727,855)	(104,173)	(1,423,992)
Investor A Class	(4,474,755)	(65,200,030)	(4,949,505)	(69,313,833)
Investor B Class	(475,305)	(6,735,326)	(411,847)	(5,801,533)
Investor C Class	(1,615,679)	(22,959,964)	(1,542,800)	(21,486,408)

Net increase	5,611,092	$87,740,860	37,764,511	$550,467,699

196

BLACKROCK FUNDS

	HEALTH SCIENCES OPPORTUNITIES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	1,573,427	$42,264,547	3,858,683	$96,613,294
Service Class	67,470	1,779,005	177,925	4,475,234
Investor A Class	7,087,121	186,809,950	12,531,444	310,550,315
Investor B Class	422,544	10,624,061	1,639,182	38,973,834
Investor C Class	2,796,192	70,440,664	7,902,616	188,232,038
Shares issued in reinvestment of dividends:
Institutional Class	56,271	1,496,805	8,163	199,825
Service Class	2,584	67,612	128	3,100
Investor A Class	213,260	5,568,205	181,772	4,384,375
Investor B Class	42,992	1,073,488	48,340	1,126,824
Investor C Class	71,871	1,792,457	58,956	1,367,127
Shares redeemed:
Institutional Class	(826,858)	(22,105,482)	(845,278)	(21,029,329)
Service Class	(34,085)	(894,106)	(12,179)	(294,165)
Investor A Class	(3,344,170)	(87,735,979)	(3,566,951)	(87,666,145)
Investor B Class	(294,326)	(7,393,611)	(420,734)	(9,922,611)
Investor C Class	(1,339,624)	(33,657,575)	(1,246,939)	(29,316,086)

Net increase	6,494,669	$170,130,041	20,315,128	$497,697,630

	U.S. OPPORTUNITIES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	1,310,756	$42,014,544	543,506	$16,139,230
Service Class	184,951	5,813,920	44,418	1,295,817
Investor A Class	2,241,770	68,289,214	2,693,651	75,565,486
Investor B Class	164,947	4,679,223	336,081	8,865,001
Investor C Class	790,007	22,400,600	930,585	24,713,741
Shares redeemed:
Institutional Class	(303,316)	(9,883,426)	(86,557)	(2,453,101)
Service Class	(8,109)	(245,910)	(9,321)	(260,828)
Investor A Class	(726,432)	(22,441,736)	(525,599)	(14,330,174)
Investor B Class	(232,726)	(6,658,936)	(550,708)	(14,148,722)
Investor C Class	(143,945)	(4,102,256)	(320,607)	(8,262,577)

Net increase	3,277,903	$99,865,237	3,055,449	$87,123,873

197

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	GLOBAL OPPORTUNITIES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE PERIOD 1/31/06[1] THROUGH 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	298,357	$3,250,720	949,673	$9,684,517
Service Class	1,984	20,000	1,010	10,100
Investor A Class	530,550	5,851,275	2,620,637	26,310,699
Investor B Class	94,772	1,029,277	547,695	5,523,324
Investor C Class	301,793	3,251,612	1,051,002	10,670,482
Shares issued in reinvestment of dividends:
Institutional Class	2,610	28,474	—	—
Service Class	—	1	—	—
Investor A Class	12,984	141,531	—	—
Investor B Class	1,622	17,601	—	—
Investor C Class	3,093	33,589	—	—
Shares redeemed:
Institutional Class	(155,479)	(1,649,948)	(48,726)	(485,957)
Service Class	—	—	—	—
Investor A Class	(323,264)	(3,551,562)	(329,077)	(3,279,673)
Investor B Class	(40,352)	(437,565)	(58,522)	(582,862)
Investor C Class	(121,082)	(1,291,948)	(53,152)	(531,495)

Net increase	607,588	$6,693,057	4,680,540	$47,319,135

[1]	Commencement of operations.

198

BLACKROCK FUNDS

	INTERNATIONAL OPPORTUNITIES
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	2,221,824	$97,370,029	2,936,015	$112,213,588
Service Class	276,886	11,490,089	2,407,532	86,305,228
Investor A Class	1,708,034	70,836,402	4,378,616	161,232,888
Investor B Class	66,714	2,624,629	574,285	19,947,177
Investor C Class	201,128	7,920,358	1,895,877	65,763,984
Shares issued in reinvestment of dividends:
Institutional Class	985,017	40,563,000	139,451	4,988,078
Service Class	463,687	18,561,373	73,716	2,577,086
Investor A Class	1,428,033	56,793,130	211,755	7,357,758
Investor B Class	332,037	12,540,780	53,647	1,779,263
Investor C Class	784,968	29,585,553	87,882	2,912,242
Shares redeemed:
Institutional Class	(1,612,564)	(70,169,378)	(1,397,307)	(54,683,518)
Service Class	(379,909)	(15,984,471)	(663,402)	(25,526,973)
Investor A Class	(1,709,624)	(71,812,785)	(2,216,223)	(84,736,416)
Investor B Class	(287,538)	(11,332,155)	(580,843)	(21,035,403)
Investor C Class	(537,156)	(21,146,029)	(748,603)	(27,407,002)

Net increase	3,941,537	$157,840,525	7,152,398	$251,687,980

199

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	ASSET ALLOCATION
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	237,684	$3,777,413	745,174	$11,405,214
Service Class	890	14,125	6,258	96,574
Investor A Class	1,419,326	22,451,607	4,247,781	65,185,893
Investor B Class	311,319	4,874,508	1,572,447	23,893,964
Investor C Class	367,726	5,730,657	1,811,784	27,480,003
Shares issued in reinvestment of dividends:
Institutional Class	83,977	1,312,563	98,747	1,494,944
Service Class	5,545	86,505	7,181	108,419
Investor A Class	1,281,497	19,983,610	1,742,536	26,284,454
Investor B Class	449,690	6,947,867	521,476	7,773,457
Investor C Class	206,023	3,180,050	124,429	1,853,506
Shares redeemed:
Institutional Class	(255,727)	(4,057,482)	(666,646)	(10,214,260)
Service Class	(5,777)	(90,313)	(11,679)	(179,033)
Investor A Class	(3,317,643)	(52,567,574)	(6,629,177)	(101,664,120)
Investor B Class	(1,629,336)	(25,488,510)	(2,477,998)	(37,586,958)
Investor C Class	(565,048)	(8,817,938)	(1,095,767)	(16,613,352)

Net decrease	(1,409,854)	$(22,662,912)	(3,454)	$(681,295)

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

On March 31, 2007, two shareholders held approximately 16% of the outstanding shares of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 9% of the outstanding shares of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 18% of the outstanding shares of the Aurora Portfolio, three shareholders held approximately 24% of the outstanding shares of the Small/Mid-Cap Growth Portfolio, three shareholders held approximately 45% of the outstanding shares of the Small Cap Value Equity Portfolio, two shareholders held 25% of the outstanding shares of the Small Cap Core Equity Portfolio, three shareholders held approximately 45% of the outstanding shares of the Small Cap Growth Equity Portfolio, one shareholder held approximately 8% of the outstanding shares of the U.S. Opportunities Portfolio, three shareholders held approximately 28% of the outstanding shares of the Global Science & Technology Opportunities Portfolio, three shareholders held approximately 34% of the outstanding shares of the Global Resources Portfolio, three shareholders held approximately 19% of the outstanding shares of the All-Cap Global Resources Portfolio, three shareholders held approximately 31% of the outstanding shares of the Health Sciences Opportunities Portfolio, three shareholders held approximately 21% of the outstanding shares of the Global Opportunities Portfolio and three shareholders held approximately 19% of the outstanding shares of the International Opportunities Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the

200

BLACKROCK FUNDS

unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

The tax character of distributions paid during the year ended September 30, 2006 were as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Investment Trust 9/30/06	$6,955,324	$33,496,464	$40,451,788
Mid-Cap Value 9/30/06	38,661,023	39,519,264	78,180,287
Mid-Cap Growth Equity 9/30/06	—	5,858,678	5,858,678
Aurora 9/30/06	—	469,822,920	469,822,920
Small/Mid-Cap Growth 9/30/06	2,601,559	9,815,826	12,417,385
Small Cap Value Equity 9/30/06	13,855,416	9,832,729	23,688,145
Small Cap Core Equity 9/30/06	184,044	832,618	1,016,662
Global Resources 9/30/06	46,804,612	97,671,736	144,476,348
Health Sciences Opportunities 9/30/06	4,919,522	6,513,226	11,432,748
International Opportunities 9/30/06	8,671,485	18,384,832	27,056,317
Asset Allocation 9/30/06	10,236,578	32,265,613	42,502,191

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2009	2010	2011	2014	TOTAL
Investment Trust	$102,786,054	$14,153,657	$15,933,441	$—	$132,873,152
Capital Appreciation (Formerly Legacy)	—	75,391,703	18,377,786	—	93,769,489
Mid-Cap Growth Equity	110,685,825	102,446,591	16,297,623	—	229,430,039
Small Cap Growth Equity	—	478,460,392	104,987,092	—	583,447,484
Global Science & Technology Opportunities	3,870,846	72,072,910	—	—	75,943,756
U.S. Opportunities	—	68,976,779	16,542,337	—	85,519,116
Global Opportunities	—	—	—	2,112,311	2,112,311
Asset Allocation	—	21,423,909	—	—	21,423,909

201

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(H) Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

202

BLACKROCK FUNDS

Investment Advisor	Co-Administrator
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Wilmington, Delaware 19809	Wilmington, Delaware 19809

Sub-Advisor — International Opportunities	Distributor
Portfolio	BlackRock Distributors, Inc.
BlackRock International, Ltd.	King of Prussia, Pennsylvania 19406
Edinburgh, Scotland EH3 8JB
Counsel
Sub-Advisor — Asset Allocation and Global	Simpson Thacher & Bartlett LLP
Opportunities Portfolios	New York, New York 10017
BlackRock Financial Management, Inc.
New York, NY 10022	Independent Registered Public Accounting
Firm
Custodian	Deloitte & Touche LLP
PFPC Trust Company	Philadelphia, Pennsylvania 19103
Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware 19809

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Portfolios
BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios
BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EQUITY-3/07-SAR

ALTERNATIVES    BLACKROCK    SOLUTIONS    EQUITIES    FIXED    INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Prepared Portfolios

SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

Conservative Prepared

Moderate Prepared

Growth Prepared

Aggressive Growth Prepared

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Fund Profiles/Expense Examples
Conservative Prepared Portfolio	2
Moderate Prepared Portfolio	3
Growth Prepared Portfolio	4
Aggressive Growth Prepared Portfolio	5
Schedules of Investments	6-9
Portfolio Financial Statements
Statements of Assets and Liabilities	10-11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15-21
Additional Information	22-23

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli
Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

CONSERVATIVE PREPARED PORTFOLIO

FUND PROFILE

Portfolio Allocation (% of long-term investments)
U.S. Bond Funds	59.8%
U.S. Stock Funds	24.0
International Stock Funds	16.2

Total	100.0%

Portfolio Holdings (% of long-term investments)
BlackRock Total Return Portfolio	59.8%
BlackRock Global Dynamic Equity Fund	8.0
BlackRock Large Cap Core Fund	8.0
BlackRock Basic Value Fund, Inc.	6.0
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)	6.0
BlackRock Small Cap Core Equity Portfolio	4.0
BlackRock All-Cap Global Resources Portfolio	2.1
BlackRock Latin American Fund, Inc.	2.1
BlackRock EuroFund	2.0
BlackRock Pacific Fund, Inc.	2.0

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period December 21, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable and nor do they reflect any expenses of the underlying investee portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
Beginning Account Value (12/21/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,017.00	1,017.00	1,014.00	1,016.00	1,024.64	1,023.88	1,022.09	1,023.07
Expenses Incurred During Period (12/21/06 - 3/31/07)	0.36	1.12	2.90	1.92	0.36	1.12	2.91	1.93

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.13%, 0.40%, 1.04% and 0.69% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 101/365 (to reflect the period the fund was open during the period).

2

MODERATE PREPARED PORTFOLIO

FUND PROFILE

Portfolio Allocation (% of long-term investments)
U.S. Bond Funds	36.8%
U.S. Stock Funds	35.9
International Stock Funds	24.3
International Bond Funds	3.0

Total	100.0%

Portfolio Holdings (% of long-term investments)
BlackRock Total Return Portfolio	33.8%
BlackRock Global Dynamic Equity Fund	12.1
BlackRock Large Cap Core Fund	12.0
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)	9.0
BlackRock Basic Value Fund, Inc.	8.9
BlackRock Small Cap Core Equity Portfolio	6.0
BlackRock All-Cap Global Resources Portfolio	3.1
BlackRock Latin American Fund, Inc.	3.1
BlackRock EuroFund	3.0
BlackRock Pacific Fund, Inc.	3.0
BlackRock High Yield Bond Portfolio	3.0
BlackRock International Bond Portfolio	3.0

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period December 21, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable and nor do they reflect any expenses of the underlying investee portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
Beginning Account Value (12/21/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.00	1,022.00	1,019.00	1,020.00	1,024.75	1,024.05	1,022.23	1,023.35
Expenses Incurred During Period (12/21/06 - 3/31/07)	0.25	0.95	2.77	1.65	0.25	0.95	2.77	1.65

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.09%, 0.34%, 0.99% and 0.59% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 101/365 (to reflect the period the fund was open during the period).

3

GROWTH PREPARED PORTFOLIO

FUND PROFILE

Portfolio Allocation (% of long-term investments)
U.S. Stock Funds	47.8%
International Stock Funds	32.4
U.S. Bond Funds	16.8
International Bond Funds	3.0

Total	100.0%

Portfolio Holdings (% of long-term investments)
BlackRock Global Dynamic Equity Fund	16.1%
BlackRock Large Cap Core Fund	15.9
BlackRock Total Return Portfolio	13.8
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)	12.0
BlackRock Basic Value Fund, Inc.	12.0
BlackRock Small Cap Core Equity Portfolio	8.0
BlackRock All-Cap Global Resources Portfolio	4.1
BlackRock Latin American Fund, Inc.	4.1
BlackRock EuroFund	4.0
BlackRock Pacific Fund, Inc.	4.0
BlackRock High Yield Bond Portfolio	3.0
BlackRock International Bond Portfolio	3.0

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period December 21, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable and nor do they reflect any expenses of the underlying investee portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
Beginning Account Value (12/21/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,028.00	1,027.00	1,025.00	1,026.00	1,024.80	1,024.10	1,022.25	1,023.29
Expenses Incurred During Period (12/21/06 - 3/31/07)	0.20	0.90	2.75	1.71	0.20	0.90	2.75	1.71

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.07%, 0.32%, 0.98% and 0.61% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 101/365 (to reflect the period the fund was open during the period).

4

AGGRESSIVE GROWTH PREPARED PORTFOLIO

FUND PROFILE

Portfolio Allocation (% of long-term investments)
U.S. Stock Funds	59.6%
International Stock Funds	40.4

Total	100.0%

Portfolio Holdings (% of long-term investments)
BlackRock Global Dynamic Equity Fund	20.0%
BlackRock Large Cap Core Fund	19.9
BlackRock Basic Value Fund, Inc.	14.9
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)	14.9
BlackRock Small Cap Core Equity Portfolio	10.0
BlackRock All-Cap Global Resources Portfolio	5.1
BlackRock EuroFund	5.1
BlackRock Latin American Fund, Inc.	5.1
BlackRock Pacific Fund, Inc.	5.0

Total	100.0%

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the commencement of operations and held for the period December 21, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable and nor do they reflect any expenses of the underlying investee portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
Beginning Account Value (12/21/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,025.00	1,031.00	1,029.00	1,030.00	1,024.75	1,024.02	1,022.17	1,023.35
Expenses Incurred During Period (12/21/06 - 3/31/07)	0.25	0.98	2.84	1.71	0.25	0.98	2.83	1.65

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.09%, 0.35%, 1.01% and 0.59% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 101/365 (to reflect the period the fund was open during the period).

5

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

CONSERVATIVE PREPARED PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENT COMPANIES — 98.7%
Equity Funds — 39.7%
BlackRock All-Cap Global Resources Portfolio	5,103	$79,455
BlackRock Basic Value Fund, Inc.	6,827	230,746
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)(b)	14,621	231,005
BlackRock EuroFund	3,498	77,837
BlackRock Global Dynamic Equity Fund	24,485	309,985
BlackRock Large Cap Core Fund(b)	21,048	307,298
BlackRock Latin American Fund, Inc.	1,378	79,245
BlackRock Pacific Fund, Inc.	2,585	77,123
BlackRock Small Cap Core Equity Portfolio	7,550	154,017

		1,546,711

Fixed Income Funds — 59.0%

BlackRock Total Return Portfolio	227,229	2,301,833

TOTAL AFFILIATED INVESTMENT COMPANIES — 98.7% (Cost $3,841,254(a))		3,848,544

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		51,807

NET ASSETS — 100.0%		$3,900,351

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$10,717
Gross unrealized depreciation	(3,427)

$7,290

(b)	Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MODERATE PREPARED PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENT COMPANIES — 99.1%
Equity Funds — 59.7%

BlackRock All-Cap Global Resources Portfolio	22,809	$355,142
BlackRock Basic Value Fund, Inc.	30,514	1,031,365
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)(b)	65,337	1,032,318
BlackRock EuroFund	15,653	348,281
BlackRock Global Dynamic Equity Fund	109,480	1,386,014
BlackRock Large Cap Core Fund(b)	94,079	1,373,557
BlackRock Latin American Fund, Inc.	6,160	354,320
BlackRock Pacific Fund, Inc.	11,554	344,769
BlackRock Small Cap Core Equity Portfolio	33,735	688,203

		6,913,969

Fixed Income Funds — 39.4%

BlackRock High Yield Bond Portfolio	41,580	342,615
BlackRock International Bond Portfolio	30,861	344,407
BlackRock Total Return Portfolio	383,111	3,880,914

		4,567,936

TOTAL AFFILIATED INVESTMENT COMPANIES — 99.1% (Cost $11,432,891(a))		11,481,905

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		105,243

NET ASSETS — 100.0%		$11,587,148

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$56,696
Gross unrealized depreciation	(7,682)

$49,014

(b)	Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GROWTH PREPARED PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENT COMPANIES — 96.8%
Equity Funds — 77.6%

BlackRock All-Cap Global Resources Portfolio	31,734	$494,104
BlackRock Basic Value Fund, Inc.	42,412	1,433,525
BlackRock Capital Appreciation
Portfolio (formerly BlackRock Legacy Portfolio)(b)	90,810	1,434,800
BlackRock EuroFund	21,761	484,174
BlackRock Global Dynamic Equity Fund	152,179	1,926,582
BlackRock Large Cap Core Fund(b)	130,776	1,909,336
BlackRock Latin American Fund, Inc.	8,584	493,781
BlackRock Pacific Fund, Inc.	16,054	479,052
BlackRock Small Cap Core Equity Portfolio	46,896	956,678

		9,612,032

Fixed Income Funds — 19.2%
BlackRock High Yield Bond Portfolio	43,246	356,350
BlackRock International Bond Portfolio	32,078	357,987
BlackRock Total Return Portfolio	163,973	1,661,050

		2,375,387

TOTAL AFFILIATED INVESTMENT COMPANIES — 96.8% (Cost $11,886,850(a))		11,987,419

OTHER ASSETS IN EXCESS OF LIABILITIES — 3.2%		390,161

NET ASSETS — 100.0%		$12,377,580

(a) Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
Gross unrealized appreciation		$104,632
Gross unrealized depreciation		(4,063)

		$100,569

(b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AGGRESSIVE GROWTH PREPARED PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	V ALUE
AFFILIATED INVESTMENT COMPANIES — 97.7%
Equity Funds — 97.7%
BlackRock All-Cap Global Resources Portfolio	12,873	$200,426
BlackRock Basic Value Fund, Inc.	17,182	580,742
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Portfolio)(b)	36,788	581,247
BlackRock EuroFund	8,822	196,296
BlackRock Global Dynamic Equity Fund	61,676	780,820
BlackRock Large Cap Core Fund(b)	52,968	773,338
BlackRock Latin American Fund, Inc.	3,478	200,031
BlackRock Pacific Fund, Inc.	6,505	194,117
BlackRock Small Cap Core
Equity Portfolio	19,007	387,751

		3,894,768

TOTAL AFFILIATED INVESTMENT COMPANIES — 97.7% (Cost $3,851,318(a))		3,894,768
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%		90,921

NET ASSETS — 100.0%		$3,985,689

(a) Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation		$43,450
Gross unrealized depreciation		—

		$43,450

(b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2007 (UNAUDITED)

	CONSERVATIVE PREPARED PORTFOLIO	MODERATE PREPARED PORTFOLIO	GROWTH PREPARED PORTFOLIO	AGGRESSIVE GROWTH PREPARED PORTFOLIO
ASSETS
Investments at value - affiliated[1]	$3,848,544	$11,481,905	$11,987,419	$3,894,768
Dividends receivable - affiliated	6,101	11,831	6,347	—
Receivable from advisor	7,222	10,186	9,552	6,565
Capital shares sold receivable	440,211	1,030,783	963,353	196,289
Prepaid expenses	9,490	6,950	7,020	5,090

TOTAL ASSETS	4,311,568	12,541,655	12,973,691	4,102,712

LIABILITIES
Cash overdraft	79,905	547,850	356,251	18,958
Investments purchased payable - affiliated	309,623	359,710	211,728	80,279
Capital shares redeemed payable	—	14,936	—	—
Administration fees payable	51	148	133	38
Transfer agent fees payable	14	15	24	17
Custodian fees payable	1,943	1,943	1,943	1,945
Distribution fees payable	993	3,172	3,131	1,120
Officers’ and trustees’ fees payable	2	2	2	2
Audit fees	7,228	7,296	7,229	7,160
Legal fees	4,900	4,900	4,900	4,900
Other accrued expenses payable	6,558	14,535	10,770	2,604

TOTAL LIABILITIES	411,217	954,507	596,111	117,023

Net Assets	$3,900,351	$11,587,148	$12,377,580	$3,985,689

[1] Cost of investments - affiliated	$3,841,254	$11,432,891	$11,886,850	$3,851,318
AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital paid in	$3,887,845	$11,530,513	$12,275,439	$3,944,757
Undistributed net investment income (net investment loss)	5,216	7,621	1,572	(2,042)
Accumulated net realized loss	—	—	—	(476)
Net unrealized appreciation	7,290	49,014	100,569	43,450

	$3,900,351	$11,587,148	$12,377,580	$3,985,689

10

BLACKROCK FUNDS

	CONSERVATIVE PREPARED PORTFOLIO	MODERATE PREPARED PORTFOLIO	GROWTH PREPARED PORTFOLIO	AGGRESSIVE GROWTH PREPARED PORTFOLIO
Institutional Shares:
Net Assets	$53,036	$684,813	$1,487,541	$972,595
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,215	67,013	144,718	94,244
Net Asset Value, offering and redemption price per share	$10.17	$10.22	$10.28	$10.32
Investor A Shares:
Net Assets	$1,040,852	$2,696,837	$2,874,278	$405,144
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	102,389	263,936	279,891	39,293
Net Asset Value and redemption price per share	$10.17	$10.22	$10.27	$10.31
Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share	$10.73	$10.79	$10.84	$10.88
Investor C Shares:
Net Assets	$2,786,151	$8,183,421	$7,995,233	$2,587,341
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	274,715	802,987	779,889	251,358
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$10.14	$10.19	$10.25	$10.29
R Shares:
Net Assets	$20,312	$22,077	$20,528	$20,609
Shares outstanding, unlimited number of shares authorized, $ 0.001 par value	2,000	2,164	2,000	2,000
Net Asset Value, offering and redemption price per share	$10.16	$10.20	$10.26	$10.30

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2007 (UNAUDITED)

	CONSERVATIVE PREPARED PORTFOLIO[1]	MODERATE PREPARED PORTFOLIO[1]	GROWTH PREPARED PORTFOLIO[1]	AGGRESSIVE GROWTH PREPARED PORTFOLIO[1]
Investment income:
Dividends from affiliates (Note C)	$7,436	$13,668	$7,348	$65

Total investment income	7,436	13,668	7,348	65

Expenses:
Administration fees	219	604	632	219
Administration fees - class specific	65	179	188	65
Custodian fees	3,288	3,288	3,288	3,288
Transfer agent fees - class specific	29	30	39	35
Shareholder servicing fees - class specific	645	1,691	1,615	520
Distribution fees - class specific	1,104	3,474	3,390	1,268
Legal and audit fees	12,120	12,172	12,104	12,051
Printing fees	7,100	14,100	10,600	3,500
Registration fees and expenses (Note C)	55,021	48,871	48,871	48,871
Officers’ and trustees’ fees	12	28	29	12
Other	400	400	400	400

Total expenses	80,003	84,837	81,156	70,229

Less administration fees waived	(219)	(604)	(632)	(219)
Less administration fees waived - class specific	(6)	(13)	(36)	(19)
Less transfer agent fees reimbursed - class specific	(13)	(13)	(14)	(18)
Less expenses reimbursed by advisor	(77,545)	(78,160)	(74,698)	(67,866)

Net expenses	2,220	6,047	5,776	2,107

Net investment income (loss)	5,216	7,621	1,572	(2,042)

Realized and unrealized gain (loss):
Net realized loss from:
Affiliated transactions	—	—	—	(476)

Change in unrealized appreciation/depreciation from:
Affiliated transactions	7,290	49,014	100,569	43,450

Net gain on investments	7,290	49,014	100,569	42,974

Net increase in net assets resulting from operations	$12,506	$56,635	$102,141	$40,932

[1]	Commencement of operations on 12/21/2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CONSERVATIVE PREPARED PORTFOLIO	MODERATE PREPARED PORTFOLIO	GROWTH PREPARED PORTFOLIO	AGGRESSIVE GROWTH PREPARED PORTFOLIO
	FOR THE PERIOD ENDED 3/31/07 (UNAUDITED)[1]	FOR THE PERIOD ENDED 3/31/07 (UNAUDITED)[1]	FOR THE PERIOD ENDED 3/31/07 (UNAUDITED)[1]	FOR THE PERIOD ENDED 3/31/07 (UNAUDITED)[1]
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,216	$7,621	$1,572	$(2,042)
Net realized loss on investment transactions	—	—	—	(476)
Change in unrealized appreciation/depreciation on investments	7,290	49,014	100,569	43,450

Net increase in net assets resulting from operations	12,506	56,635	102,141	40,932

Net increase in net assets resulting from capital share transactions	3,887,845	11,530,513	12,275,439	3,944,757

Total increase in net assets	3,900,351	11,587,148	12,377,580	3,985,689
Net assets:
Beginning of period	—	—	—	—

End of period	$3,900,351	$11,587,148	$12,377,580	$3,985,689

End of period undistributed net investment income (net investment loss)	$5,216	$7,621	$1,572	$(2,042)

[1]	Commencement of operations on 12/21/2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	CONSERVATIVE PREPARED PORTFOLIO				MODERATE PREPARED PORTFOLIO
	INSTITUTIONAL CLASS	INVESTOR A CLASS	INVESTOR C CLASS	R CLASS	INSTITUTIONAL CLASS	INVESTOR A CLASS	INVESTOR C CLASS	R CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

Net investment income[2]	0.08	0.06	0.04	0.06	0.05	0.04	0.02	0.04
Gain on investments (both realized and unrealized)	0.09	0.11	0.10	0.10	0.17	0.18	0.17	0.16

Net increase from investment operations	0.17	0.17	0.14	0.16	0.22	0.22	0.19	0.20

Net asset value, end of period	$10.17	$10.17	$10.14	$10.16	$10.22	$10.22	$10.19	$10.20

Total return[3]	1.70%	1.70%[4]	1.40%[5]	1.60%	2.20%	2.20%[4]	1.90%[5]	2.00%
Ratios/Supplemental data:
Net assets, end of period (000)	$53	$1,041	$2,786	$20	$685	$2,697	$8,183	$22
Ratio of net expenses to average net assets[6]	0.13%	0.40%	1.04%	0.69%	0.09%	0.34%	0.99%	0.59%
Ratio of total expenses to average net assets (excluding waivers)[6,7]	213.29%	19.29%	14.74%	303.95%	36.20%	9.33%	5.80%	288.78%
Ratio of net investment income to average net assets[6]	2.81%	2.06%	1.52%	2.32%	1.66%	1.35%	0.70%	1.48%
Ratio of net investment loss to average net assets (excluding waivers)[6,7]	(210.35)%	(16.83)%	(12.18)%	(300.94)%	(34.45)%	(7.64)%	(4.11)%	(286.71)%
Portfolio turnover rate	0%	0%	0%	0%	0%	0%	0%	0%

	GROWTH PREPARED PORTFOLIO				AGGRESSIVE GROWTH PREPARED PORTFOLIO
	INSTITUTIONAL CLASS	INVESTOR A CLASS	INVESTOR C CLASS	R CLASS	INSTITUTIONAL CLASS	INVESTOR A CLASS	INVESTOR C CLASS	R CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]	PERIOD ENDED 3/31/07 (UNAUDITED)[1]
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.02	0.01	— [8]	0.02	— [8]	(0.01)	(0.03)	(0.01)
Gain on investments (both realized and unrealized)	0.26	0.26	0.25	0.24	0.32	0.32	0.32	0.31

Net increase from investment operations	0.28	0.27	0.25	0.26	0.32	0.31	0.29	0.30

Net asset value, end of period	$10.28	$10.27	$10.25	$10.26	$10.32	$10.31	$10.29	$10.30

Total return[3]	2.80%	2.70%[4]	2.50%[5]	2.60%	3.20%	3.10%[4]	2.90%[5]	3.00%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,488	$2,874	$7,995	$21	$973	$405	$2,587	$21
Ratio of net expenses to average net assets[6]	0.07%	0.32%	0.98%	0.61%	0.09%	0.35%	1.01%	0.59%
Ratio of total expenses to average net assets (excluding waivers)[6,7]	15.04%	9.30%	5.53%	281.72%	27.24%	42.13%	12.29%	264.83%
Ratio of net investment income (loss) to average net assets[6]	0.79%	0.54%	(0.11%)	0.58%	(0.06%)	(0.31%)	(1.00%)	(0.29%)
Ratio of net investment loss to average net assets (excluding waivers)[6,7]	(14.18)%	(8.44)%	(4.66)%	(280.53)%	(27.21)%	(42.09)%	(12.28)%	(264.53)%
Portfolio turnover rate	0%	0%	0%	0%	2%	2%	2%	2%

[1]	Commencement of operations on 12/21/2006.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Annualized.
[7]	Due to the short operating history of these Portfolios, it is expected that the annualized expense ratios at 03/31/07 are higher than if reported over a full year.
[8]	Net investment income is less than $ 0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, 4 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. The Portfolios generally will invest in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “underlying funds”). By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — The market value of the Portfolios’ investments in the underlying funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ statements, if any, has not been determined.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Portfolios’ custodian or an authorized securities depository.

15

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are pro-rated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”) serves as investment advisor for each of the Portfolios. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services. The Portfolios pay management fees to BlackRock indirectly, as a shareholder in the underlying funds.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

PFPC Trust Company, (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a monthly custodian fee of $1,000 per Portfolio, assuming each such Portfolio invests solely in other Portfolios of the Fund, plus other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolios are also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (the “BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

16

BLACKROCK FUNDS

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement

	Share Classes
	Institutional		Investor A		Investor C		R
Portfolio	Contractual Fees	Actual Fees (4)	Contractual Fees (1)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (3)	Actual Fees (4)
Conservative Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Moderate Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Growth Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Aggressive Growth Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

(4) — the actual fees are for the period ended March 31, 2007.

For the period ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	BLACK ROCK
Conservative Prepared	$1,635	$41
Moderate Prepared	4,999	41
Growth Prepared	4,895	42
Aggressive Growth Prepared	1,654	42

For the period ended March 31, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	INSTITUTIONAL	INVESTOR A	INVESTOR C	R	TOTAL
Conservative Prepared	$2	$27	$35	$1	$65
Moderate Prepared	11	52	115	1	179
Growth Prepared	28	47	112	1	188
Aggressive Growth Prepared	14	9	41	1	65

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	INSTITUTIONAL	INVESTOR A	INVESTOR C	R	TOTAL
Conservative Prepared	$2	$3	$—	$1	$6
Moderate Prepared	10	1	1	1	13
Growth Prepared	28	6	1	1	36
Aggressive Growth Prepared	14	4	—	1	19

TRANSFER AGENT FEES	SHARE CLASSES
	INSTITUTIONAL	INVESTOR A	INVESTOR C	R	TOTAL
Conservative Prepared	$8	$7	$7	$7	$29
Moderate Prepared	8	8	7	7	30
Growth Prepared	8	17	7	7	39
Aggressive Growth Prepared	13	6	9	7	35

17

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES
	INSTITUTIONAL	R	TOTAL
Conservative Prepared	$8	$5	$13
Moderate Prepared	6	7	13
Growth Prepared	8	6	14
Aggressive Growth Prepared	11	7	18

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	INVESTOR A	INVESTOR C	R	TOTAL
Conservative Prepared	$267	$364	$14	$645
Moderate Prepared	524	1,153	14	1,691
Growth Prepared	475	1,126	14	1,615
Aggressive Growth Prepared	88	418	14	520

DISTRIBUTION FEES	SHARE CLASSES
	INVESTOR C	R	TOTAL
Conservative Prepared	$1,090	$14	$1,104
Moderate Prepared	3,460	14	3,474
Growth Prepared	3,376	14	3,390
Aggressive Growth Prepared	1,254	14	1,268

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	SHARE CLASSES
	INSTITUTIONAL	INVESTOR A	INVESTOR C	R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Conservative Prepared	$6,560	$15,697	$22,257
Moderate Prepared	8,765	19,445	28,210
Growth Prepared	7,651	17,624	25,275
Aggressive Growth Prepared	5,420	13,489	18,909

BlackRock reimbursed the Portfolios for the state registration fees in the amount of $201,634 and will not seek recoupment from the Portfolios for these fees.

18

BLACKROCK FUNDS

For the period ended March 31, 2007, BDI and other affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Class as follows:

Conservative Prepared	$18,164
Moderate Prepared	66,510
Growth Prepared	60,325
Aggressive Growth Prepared	11,384

For the period ended March 31, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor C Class:

Moderate Prepared	$354
Growth Prepared	140
Aggressive Growth Prepared	18

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.” There were no fees paid indirectly for the period ended March 31, 2007.

(D) Purchases and Sales of Securities

For the period ended March 31, 2007, purchases and sales of securities, but excluding short-term investments and U.S. government securities, were as follows:

	PURCHASES	SALES
Conservative Prepared	$3,841,254	$—
Moderate Prepared	11,432,891	—
Growth Prepared	11,886,850	—
Aggressive Growth Prepared	3,875,129	23,335

There were no purchases or sales of U.S. government securities for the period ended March 31, 2007.

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	CONSERVATIVE PREPARED
	FOR THE PERIOD ENDED 3/31/07
	SHARES	VALUE
Shares sold:
Institutional Class	5,215	$52,493
Investor A Class	104,400	1,061,591
Investor C Class	276,715	2,794,415
R Class	2,000	20,000
Shares redeemed:
Investor A Class	(2,011)	(20,414)
Investor C Class	(2,000)	(20,240)

Net increase	384,319	$3,887,845

19

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

	MODERATE PREPARED
	FOR THE PERIOD ENDED 3/31/07
	SHARES	VALUE
Shares sold:
Institutional Class	77,977	$794,280
Investor A Class	267,340	2,722,872
Investor C Class	808,482	8,194,029
R Class	2,164	21,650
Shares redeemed:
Institutional Class	(10,964)	(112,173)
Investor A Class	(3,404)	(34,462)
Investor C Class	(5,495)	(55,683)

Net increase	1,136,100	$11,530,513

	GROWTH PREPARED
	FOR THE PERIOD ENDED 3/31/07
	SHARES	VALUE
Shares sold:
Institutional Class	146,720	$1,499,344
Investor A Class	306,347	3,123,637
Investor C Class	802,286	8,147,531
R Class	2,000	20,000
Shares redeemed:
Institutional Class	(2,002)	(20,476)
Investor A Class	(26,456)	(267,934)
Investor C Class	(22,397)	(226,663)

Net increase	1,206,498	$12,275,439

	AGGRESSIVE GROWTH PREPARED
	FOR THE PERIOD ENDED 3/31/07
	SHARES	VALUE
Shares sold:
Institutional Class	97,120	$988,807
Investor A Class	41,293	418,869
Investor C Class	253,785	2,591,915
R Class	2,000	20,000
Shares redeemed:
Institutional Class	(2,876)	(29,531)
Investor A Class	(2,000)	(20,500)
Investor C Class	(2,427)	(24,803)

Net increase	386,895	$3,944,757

20

BLACKROCK FUNDS

On March 31, 2007, one shareholder held approximately 98% of the outstanding shares of the Conservative Prepared Portfolio, one shareholder held all of the outstanding shares of the Moderate Prepared Portfolio, one shareholder held all of the outstanding shares of the Growth Prepared Portfolio and one shareholder held approximately 99% of the outstanding shares of the Aggressive Growth Prepared Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

21

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Investment Advisory Agreement. The Investment Advisory Agreement for the Portfolios was approved by the Board of Trustees (the “Board” or the “Trustees”) of the Fund at an in-person meeting of the Board held on November 29, 2006, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any such party (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”). In determining to approve the Investment Advisory Agreement, the Trustees met with the relevant investment advisory personnel from BlackRock Advisors, LLC (the “Adviser”) and considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Board received materials in advance of the meeting relating to its consideration of the Investment Advisory Agreement, including: (i) fees and expense ratios of each class of the Portfolios in comparison to the fees and expense ratios of a peer group of funds; (ii) the Adviser’s economic outlook for the Portfolios and their general investment outlook for the markets in which the Portfolios invest; (iii) information regarding fees paid to service providers that are affiliates of the Adviser; and (iv) information regarding compliance records and regulatory matters relating to the Adviser.

Fees and Expenses. In approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the fees and expense ratios of each class of shares of the Portfolios. They compared the fees, both before (referred to as “Contractual”) and after (referred to as “Actual”) any fee waivers and expense reimbursements, and expense ratios of the Portfolios against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper, Inc. (“Lipper”), which is not affiliated with the Adviser. The Trustees also were provided with information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

Following consideration of this information, the Trustees, including the Independent Trustees, noted that no fees were to be paid pursuant to the Investment Advisory Agreement and concluded this arrangement was fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Adviser in managing the Portfolios, as well as a description of the capabilities, personnel and services of the Adviser. In connection with this, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Adviser to the Portfolios under the Investment Advisory Agreement relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Investment Advisory Agreement was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Adviser’s services to be provided to the Portfolios was consistent with the Portfolios’ operational requirements, including, in addition to seeking to meet their investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also considered the quality of the services provided by the Adviser to the Portfolios. The Trustees evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Portfolios with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also noted information received at prior Board meetings concerning standards of the Adviser with respect to the execution of portfolio transactions.

22

BLACKROCK FUNDS

The Trustees also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Investment Advisory Agreement. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser to the Portfolios. The Trustees also considered the business reputation of the Adviser and its financial resources and concluded that the Adviser would be able to meet any reasonably foreseeable obligation under the Investment Advisory Agreement.

Performance. The Board of Trustees, including the Independent Trustees, received and considered information about the Adviser’s investment performance for the underlying funds in which the Portfolios invest.

Economies of Scale. The Board of Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolios with other portfolios of the Fund. The Board also considered the fee waivers and expense reimbursement arrangements by the Adviser with respect to the Portfolios.

Other Benefits to the Adviser. The Board of Trustees, including the Independent Trustees, also took into account other potential benefits to the Adviser, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Adviser may benefit from the use of soft dollars for research, which may be used by the Adviser to manage other accounts.

The Board concluded that other ancillary benefits that the Adviser and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios, such as those noted above, were consistent with those available to other mutual fund sponsors.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Investment Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolios to approve the Investment Advisory Agreement.

23

BLACKROCK FUNDS

Investment Advisor	Distributor
BlackRock Advisors, LLC Wilmington, Delaware 19809	BlackRock Distributors, Inc. King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company Philadelphia, Pennsylvania 19153	Simpson Thacher & Bartlett LLP New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc. Wilmington, Delaware 19809	Deloitte & Touche LLP Philadelphia, Pennsylvania 19103

Co-Administrator
BlackRock Advisors, LLC Wilmington, Delaware 19809

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

* Fixed Income Portfolios
BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios
BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

PREPARE-3/07-SAR

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds Index Equity Portfolio

SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

INDEX EQUITY PORTFOLIO

Advisor to the Index Master Portfolio

Dimensional Fund Advisors LP

(formerly, Dimensional Fund Advisors Inc.)

Total Net Assets (3/31/07): $1.1 billion

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks to approximate the investment performance of the S&P 500® Index, in terms of its total investment return. In pursuit of this goal, the Portfolio invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index.

Recent Portfolio Management Activity:

•

All share classes of the Portfolio underperformed the benchmark for the first quarter of 2007. The Portfolio, through the investment of all of its assets in The U.S. Large Company Series of The DFA Investment Trust Company, holds substantially all of the stocks contained in the S&P 500® Index in approximately the same proportion as the Index. For the six-month period ended March 31, 2007, the S&P 500® Index returned 7.38%. The Portfolio’s Institutional, Service, Investor A, Investor B and Investor C shares posted total returns of 7.33%, 7.26%, 7.15%, 6.77% and 6.76%, respectively, for the semiannual period. The return of each class was lower than the return of the S&P 500® Index primarily because of Portfolio and class-specific expenses.

•

The U.S. equity markets recorded modest gains in the first quarter of 2007. The broad-market S&P 500® Index posted an uptick of 0.64% for the quarter and 7.38% for the semiannual period. Large-cap value stocks significantly outperformed their large-cap growth counterparts, with the S&P 500®/Citigroup Value Index rising 9.17% versus the 5.55% return of the S&P 500®/Citigroup Growth Index.

•

All 10 sectors within the S&P 500® Index recorded positive returns during the semiannual period. Materials, utilities and telecommunication services were the best performers, registering gains of 21.4%, 19.3% and 16.6%, respectively. Healthcare, financials and information technology were laggards, posting returns of 2.5%, 4.0% and 5.1%, respectively.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY PORTFOLIO AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

	Average Annual Total Return
	6 Months	1 Year	5 Year	10 Year
Institutional Class	7.33%	11.78%	6.15%	8.02%
Service Class	7.26%	11.52%	5.77%	7.63%
Investor A Class (Load Adjusted)	3.93%	8.19%	5.05%	7.17%
Investor A Class (NAV)	7.15%	11.52%	5.69%	7.50%
Investor B Class (Load Adjusted)	2.27%	6.14%	4.55%	6.86%
Investor B Class (NAV)	6.77%	10.64%	4.88%	6.86%
Investor C Class (Load Adjusted)	5.76%	9.61%	4.87%	6.68%
Investor C Class (NAV)	6.76%	10.61%	4.87%	6.68%
S&P 500® Index	7.38%	11.83%	6.27%	8.20%

THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS IN CLASS A, INSTITUTIONAL CLASS AND SERVICE CLASS MAY MAKE ADDITIONAL INVESTMENTS IN CURRENT ACCOUNTS. IN ADDITION, NEW ACCOUNTS MAY BE OPENED BY (I) ANY INVESTOR IF THE TAX ID NUMBER FOR THE NEW ACCOUNT WILL BE THE SAME AS THAT FOR A CURRENT ACCOUNT AND (II) 401(K), 403(B), 457 AND OTHER SIMILAR GROUP RETIREMENT PLAN PROGRAMS OR CERTAIN DISCRETIONARY WRAP FEE PROGRAMS THAT HAVE CURRENT ACCOUNTS.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND INVESTOR C SHARES, 8/14/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 4 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.    The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio’s composition will vary.

2

INDEX EQUITY PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)[1]
Exxon Mobil Corp.	3.4%
General Electric Co.	2.9
Citigroup, Inc.	2.0
AT&T, Inc.	1.9
Microsoft Corp.	1.9
Bank of America Corp.	1.8
Procter & Gamble Co.	1.6
Altria Group, Inc.	1.5
Pfizer, Inc.	1.4
American International Group, Inc.	1.4

Total	19.8%

Sector Allocation (% of long-term investments)[2]
Financials	20.4%
Information Technology	14.9
Health Care	11.9
Industrials	10.9
Consumer Discretionary	10.5
Energy	10.1
Consumer Staples	9.6
Telecommunication Services	3.7
Utilities	3.7
Materials	3.1
REITs	1.2

Total	100.0%

1	Represents the Top Ten Holdings of The U.S. Large Company Series of The DFA Investment Trust Company.
2	Represents the Sector Allocation of The U.S. Large Company Series of The DFA Investment Trust Company.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,073.30	1,072.60	1,071.50	1,067.70	1,067.60	1,024.14	1,022.88	1,022.93	1,018.79	1,019.04
Expenses Incurred During Period (10/01/06 - 3/31/07)	0.88	2.17	2.12	6.34	6.08	0.86	2.12	2.07	6.21	5.96

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.17%, 0.42%, 0.41%, 1.23%, and 1.18% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example reflects the expenses for both the Index Equity Portfolio and The U.S. Large Company Series of The DFA Investment Trust Company.

3

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares is 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolio. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolio. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

4

BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

INDEX EQUITY PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

ASSETS
Investment in The U.S. Large Company Series (the “Master”) at value[1]	$1,055,995,720
Interest receivable	63,220
Investments sold receivable	576,080
Capital shares sold receivable	475,484
Prepaid expenses	457,914
Receivable from advisor	7,981

TOTAL ASSETS	1,057,576,399

LIABILITIES
Capital shares redeemed payable	2,254,182
Transfer agent fees payable	318,945
Distribution fees payable	161,103
Administration fees payable	91,051
Custodian fees payable	5,934
Other accrued expenses payable	354,574

TOTAL LIABILITIES	3,185,789

NET ASSETS	$1,054,390,610

[1]Cost of investments	$413,892,309

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital paid in	$704,425,067
Undistributed net investment income	6,576,511
Accumulated net realized loss	(298,714,379)
Net unrealized appreciation	642,103,411

$1,054,390,610

Institutional Shares:
Net Assets	$479,456,889
Shares outstanding, unlimited number of shares authorized, $0.001 par value	17,442,539
Net Asset Value, offering and redemption price per share	$27.49
Service Shares:
Net Assets	$33,264,284
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,217,598
Net Asset Value, offering and redemption price per share	$27.32
Investor A Shares:
Net Assets	$301,960,524
Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,071,437
Net Asset Value and redemption price per share	$27.27
Maximum Sales Charge	3.00%
Maximum offering price per share	$28.11
Investor B Shares:
Net Assets	$72,039,026
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,691,463
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$26.77
Investor C Shares:
Net Assets	$167,669,887
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,269,790
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$26.74

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

5

BLACKROCK FUNDS

STATEMENT OF OPERATIONS

INDEX EQUITY PORTFOLIO

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Investment income:
Net investment income allocated from Master (See Note (A)):
Interest	$441,842
Securities lending income	140,077
Dividends	11,036,470
Expenses	(239,497)

Total net investment income allocated from Master	11,378,892

Portfolio investment income:
Interest	63,220
Interest from affiliates (Note C)	1,616

Total Portfolio investment income	64,836

Total investment income	11,443,728

Portfolio expenses:
Distribution fees — class specific	980,952
Shareholder servicing fees — class specific	452,639
Administration fees	375,613
Transfer agent fees — class specific	294,698
Administration fees — class specific	136,795
Printing fees	133,602
Legal and audit fees	61,964
Officers’ and trustees’ fees	20,423
Registration fees and expenses	26,641
Custodian fees	8,197
Other	24,476

Total expenses	2,516,000

Less administration fees waived — class specific	(57,816)
Less transfer agent fees reimbursed — Investor B Class	(837)
Less fees paid indirectly	(630)

Net expenses	2,456,717

Net investment income	8,987,011

Realized and unrealized gain on investments allocated from Master:
Net realized gain on investments	5,160,799
Net change in unrealized appreciation/depreciation on investments	62,121,387

Net gain on investments	67,282,186

Net increase in net assets resulting from operations	$76,269,197

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

INDEX EQUITY PORTFOLIO

	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase in net assets from operations:
Operations:
Net investment income	$8,987,011	$17,665,621
Net realized gain on investments	5,160,799	467,055
Net change in unrealized appreciation/depreciation on investments	62,121,387	98,152,829

Net increase in net assets resulting from operations	76,269,197	116,285,505

Dividends to shareholders from:
Net investment income:
Institutional Class	(1,697,349)	(9,610,986)
Service Class	(105,274)	(1,064,897)
Investor A Class	(823,592)	(4,541,938)
Investor B Class	(60,732)	(821,451)
Investor C Class	(162,365)	(1,511,761)

Total dividends from net investment income	(2,849,312)	(17,551,033)

Net decrease in net assets from capital share transactions	(96,734,907)	(346,204,722)

Redemption fees	35,030	34,408

Total decrease in net assets	(23,279,992)	(247,435,842)
Net assets:
Beginning of period	1,077,670,602	1,325,106,444

End of period	$1,054,390,610	$1,077,670,602

End of period undistributed net investment income	$6,576,511	$438,812

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30
			2006	2005	2004	2003[1]	2002[1]
Per share operating performance:
Net asset value, beginning of period	$25.70		$23.63	$21.49	$19.19	$15.69	$20.03

Net investment income	0.27	[2]	0.44 [2]	0.45 [2]	0.34 [2]	0.30	0.25
Net realized and unrealized gain (loss) from investment in Master	1.61		2.08	2.15	2.29	3.48	(4.34)
Dividends from net investment income	(0.09)		(0.45)	(0.46)	(0.33)	(0.28)	(0.25)

Net asset value, end of period	$27.49		$25.70	$23.63	$21.49	$19.19	$15.69

Total Return	7.33%[3,4]		10.75%[3]	12.17%[3]	13.71%[3]	24.20%	(20.65)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$479,457		$474,801	$595,050	$546,947	$618,249	$741,161
Ratio of expenses to average net assets	0.18	%‡,[5]	0.18%‡	0.18%‡	0.18%‡	0.18%‡	0.18%‡
Ratio of expenses to average net assets (excluding waivers)	0.20	%‡,[5]	0.26%‡	0.37%‡	0.36%‡	0.37%‡	0.33%‡
Ratio of net investment income to average net assets	1.96%[5]		1.81%	1.95%	1.56%	1.63%	1.35%
Ratio of net investment income to average net assets (excluding waivers)	1.94%[5]		1.73%	1.76%	1.38%	1.44%	1.20%
Portfolio turnover[6]	2%[7]		4%[8]	7%[9]	2%[10]	10%[11]	6%[12]

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30
			2006	2005	2004	2003[1]	2002[1]
Per share operating performance:
Net asset value, beginning of period	$25.53		$23.48	$21.35	$19.08	$15.62	$19.97

Net investment income	0.23	[2]	0.37 [2]	0.37 [2]	0.25 [2]	0.21	0.25
Net realized and unrealized gain (loss) from investment in Master	1.62		2.06	2.13	2.27	3.47	(4.41)
Dividends from net investment income	(0.06)		(0.38)	(0.37)	(0.25)	(0.22)	(0.19)

Net asset value, end of period	$27.32		$25.53	$23.48	$21.35	$19.08	$15.62

Total Return	7.26%[3,4]		10.42%[3]	11.78%[3]	13.20%[3]	23.68%	(21.02)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,264		$44,765	$68,637	$74,641	$72,505	$63,468
Ratio of expenses to average net assets	0.37	%‡,[5]	0.46%‡	0.55%‡	0.56%‡	0.61%‡	0.61%‡
Ratio of expenses to average net assets (excluding waivers)	0.37	%‡,[5]	0.49%‡	0.60%‡	0.67%‡	0.67%‡	0.67%‡
Ratio of net investment income to average net assets	1.73%[5]		1.53%	1.62%	1.17%	1.19%	0.87%
Ratio of net investment income to average net assets (excluding waivers)	1.73%[5]		1.50%	1.57%	1.06%	1.13%	0.81%
Portfolio turnover[6]	2%[7]		4%[8]	7%[9]	2%[10]	10%[11]	6%[12]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS .

8

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30
			2006	2005	2004	2003[1]	2002[1]
Per share operating performance:
Net asset value, beginning of period	$25.52		$23.46	$21.34	$19.07	$15.62	$19.95

Net investment income	0.23	[2]	0.38 [2]	0.36 [2]	0.22 [2]	0.18	0.13
Net realized and unrealized gain (loss) from investment in Master	1.59		2.07	2.13	2.28	3.46	(4.31)
Dividends from net investment income	(0.07)		(0.39)	(0.37)	(0.23)	(0.19)	(0.15)

Net asset value, end of period	$27.27		$25.52	$23.46	$21.34	$19.07	$15.62

Total Return[13]	7.15%[3,4]		10.52%[3]	11.75%[3]	13.10%[3]	23.41%	(21.09)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$301,961		$287,288	$296,266	$312,606	$281,505	$222,736
Ratio of expenses to average net assets	0.41	%‡,[5]	0.42%‡	0.55%‡	0.70%‡	0.79%‡	0.79%‡
Ratio of expenses to average net assets (excluding waivers)	0.41	%‡,[5]	0.54%‡	0.70%‡	0.84%‡	0.85%‡	0.78%‡
Ratio of net investment income to average net assets	1.73%[5]		1.57%	1.59%	1.04%	1.01%	0.72%
Ratio of net investment income to average net assets (excluding waivers)	1.73%[5]		1.45%	1.44%	0.90%	0.96%	0.72%
Portfolio turnover[6]	2%[7]		4%[8]	7%[9]	2%[10]	10%[11]	6%[12]

‡

Includes the pro-rata share of expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006 and the six months ended March 31, 2007.

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Not annualized.
[5]	Annualized.
[6]	The Index Equity Portfolio invests fully in The U.S. Large Company Series of The DFA Investment Trust Company (the “Master”). The Portfolio turnover rate is that of the Master.
[7]	For period 12/1/06 through 3/31/07.
[8]	For period 12/1/05 through 9/30/06.
[9]	For period 12/1/04 through 9/30/05.
[10]	For period 12/1/03 through 9/30/04.
[11]	For period 12/1/02 through 9/30/03.
[12]	For period 12/1/01 through 9/30/02.
[13]	Sales load not reflected in total return.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30
			2006	2005	2004	2003[1]	2002[1]
Per share operating performance:
Net asset value, beginning of period	$25.09		$23.06	$20.98	$18.75	$15.35	$19.61

Net investment income (loss)	0.12	[2]	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net realized and unrealized gain (loss) from investment in Master	1.58		2.03	2.09	2.24	3.42	(4.25)
Dividends from net investment income	(0.02)		(0.18)	(0.20)	(0.07)	(0.06)	—

Net asset value, end of period	$26.77		$25.09	$23.06	$20.98	$18.75	$15.35

Total Return[3]	6.77%[4,5]		9.62%[4]	10.89%[4]	12.25%[4]	22.59%	(21.72)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,039		$91,683	$136,878	$177,754	$192,614	$175,100
Ratio of expenses to average net assets	1.24	%‡,[6]	1.23%‡	1.31%‡	1.46%‡	1.54%‡	1.53%‡
Ratio of expenses to average net assets (excluding waivers)	1.26	%‡,[6]	1.34%‡	1.35%‡	1.50%‡	1.59%‡	1.55%‡
Ratio of net investment income (loss) to average net assets	0.90%[6]		0.76%	0.86%	0.28%	0.27%	(0.04)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.88%[6]		0.65%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover[7]	2%[8]		4%[9]	7%[10]	2%[11]	10%[12]	6%[13]

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30
			2006	2005	2004	2003[1]	2002[1]
Per share operating performance:
Net asset value, beginning of period	$25.07		$23.05	$20.97	$18.74	$15.35	$19.61

Net investment income (loss)	0.12	[2]	0.18 [2]	0.19 [2]	0.06 [2]	0.04	(0.01)
Net realized and unrealized gain (loss) from investment in Master	1.57		2.03	2.09	2.24	3.41	(4.25)
Dividends from net investment income	(0.02)		(0.19)	(0.20)	(0.07)	(0.06)	—

Net asset value, end of period	$26.74		$25.07	$23.05	$20.97	$18.74	$15.35

Total Return[3]	6.76%[4,5]		9.61%[4]	10.90%[4]	12.26%[4]	22.52%	(21.72)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$167,670		$179,134	$228,276	$279,130	$297,835	$270,958
Ratio of expenses to average net assets	1.19	%‡,[6]	1.23%‡	1.31%‡	1.46%‡	1.54%‡	1.53%‡
Ratio of expenses to average net assets (excluding waivers)	1.19	%‡,[6]	1.27%‡	1.35%‡	1.50%‡	1.59%‡	1.55%‡
Ratio of net investment income (loss) to average net assets	0.95%[6]		0.76%	0.86%	0.28%	0.27%	(0.04)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.95%[6]		0.72%	0.82%	0.24%	0.21%	(0.05)%
Portfolio turnover[7]	2%[8]		4%[9]	7%[10]	2%[11]	10%[12]	6%[13]

‡

Includes the pro-rata share of expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%, the annualized expense ratio, for the years ended September 30, 2002 to September 30, 2005 and 0.04% for the year ended September 30, 2006 and the six months ended March 31, 2007.

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Contingent deferred sales load not reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	The Index Equity Portfolio invests fully in The U.S. Large Company Series of The DFA Investment Trust Company (the “Master”). The Portfolio turnover rate is that of the Master.
[8]	For period 12/1/06 through 3/31/07.
[9]	For period 12/1/05 through 9/30/06.
[10]	For period 12/1/04 through 9/30/05.
[11]	For period 12/1/03 through 9/30/04.
[12]	For period 12/1/02 through 9/30/03.
[13]	For period 12/1/01 through 9/30/02.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, one of which, the BlackRock Index Equity Portfolio is included in these financial statements (the “Portfolio”). The Portfolio may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of the Portfolio represent equal pro-rata interests in the Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. The Portfolio is closed to new investors.

The Portfolio invests all of its assets in The U.S. Large Company Series of The DFA Investment Trust Company (the “Master”). The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses on investments and futures transactions from the Master, which is treated as a partnership for federal income tax purposes.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — At March 31, 2007, the Portfolio owned 21% of the Master. The Portfolio’s investment reflects its proportionate interest in the net assets of the Master.

The Portfolio records its investment in the Master at fair value. Valuation of securities held by the Master is discussed in the notes to the Master’s Financial Statements included elsewhere in this report.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — The Portfolio records its proportionate share of the Master’s net investment income and realized and unrealized gains and losses on investments. In addition, the Portfolio accrues its own expenses.

The Portfolio invests solely in the Master. Advisory fees are accrued daily and paid monthly to Dimensional Fund Advisors Inc. as described within the Master’s financial statements, which are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

11

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are prorated to the Portfolio on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of the Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

The Portfolio pays no advisory fee but bears its proportionate cost of the fee paid by the Master. For the six months ended March 31, 2007, the Portfolio’s proportionate cost of the fee paid was $137,297.

Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Shares of each class of the Portfolio bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (“the Plan”).

Prior to February 1, 2006, the Institutional, Service, Investor A, Investor B and Investor C Share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of the Portfolio.

Effective February 1, 2006, each class of the Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio are also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to the written agreements, Merrill Lynch and Hilliard Lyons, an indirect wholly-owned subsidiary of PNC, provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2007, the Portfolio paid Merrill Lynch and Hilliard Lyons, $68,242 and $25,219, respectively, for these services.

PFPC and BlackRock Advisors, LLC (“BlackRock”), an affiliate of Merrill Lynch and PNC, act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes was charged an administration fee based on the

12

BLACKROCK FUNDS

following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is payable at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (the “BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a summary of the Portfolio’s respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement
Share Classes
BlackRock		Institutional		Service		Investor A		Investor B		Investor C
Contractual Fees	Actual Fees	Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)
N/A	N/A	None	None	0.15%	0.15%	0.15%	0.15%	0.90%	0.90%	0.90%	0.90%

(1)	— the maximum annual contractual fees are comprised of a 0.15% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.15% service fee.
(3)	— the actual fees are for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	HILLIARD LYONS	BLACKROCK
Index Equity	$499,846	$31,148	$3,535

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

SHARE CLASSES
INSTITUTIONAL	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
$8,611	$24,897	$14,700	$15,000	$49,319

13

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

For the six months ended March 31, 2007, the following shows the various types of class-specific expenses borne directly by each class of the Portfolio and any associated waivers of those expenses.

SHARE CLASSES	ADMINISTRATION FEES	ADMINISTRATION FEES WAIVED	TRANSFER AGENT FEES	TRANSFER AGENT REIMBURSEMENT FEES	SHAREHOLDER SERVICE FEES	DISTRIBUTION FEES
Institutional	$61,332	$49,080	$18,289	$—	$—	$—
Service	5,196	222	7,049	—	31,172	—
Investor A	37,554	—	111,101	—	225,306	—
Investor B	10,523	8,514	69,940	837	63,110	315,696
Investor C	22,190	—	88,319	—	133,051	665,256

Total	$136,795	$57,816	$294,698	$837	$452,639	$980,952

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

SHARE CLASSES
BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
N/A	0.18%	0.615%	0.785%	1.24%	1.24%

If within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
$1,120,125	$173,540	$10,711	$1,304,376

The waivers previously recorded by the Portfolio, which were subject to recoupment by BlackRock, expired on January 31, 2007 in the amount of $1,333,005.

For the six months ended March 31, 2007, BDI earned underwriting discounts and direct commissions, and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPF&S”) earned dealer concessions on sales of Portfolio’s Investor A Class in the amount of $4,153.

For the six months ended March 31, 2007, affiliates received $19,641 in contingent deferred sales charges relating to transactions in Investor B Class and $21 in contingent deferred sales charges relating to transactions in Investor C Class.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The Portfolio earned income in the amount of $1,616 for the six months ended March 31, 2007. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

14

BLACKROCK FUNDS

(D) Capital Shares

Transactions in capital shares for each period were as follows:

	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	869,945	$23,379,568	955,902	$23,257,157
Service Class	179,666	4,796,446	845,168	20,432,914
Investor A Class	1,274,930	34,446,991	2,091,839	50,941,404
Investor B Class	17,885	461,298	84,414	1,998,703
Investor C Class	3,118	82,439	29,731	714,172
Shares issued in reinvestment of dividends:
Institutional Class	20,927	569,213	165,070	4,064,328
Service Class	3,817	103,140	43,124	1,052,554
Investor A Class	30,089	812,388	174,089	4,268,174
Investor B Class	1,406	37,363	21,081	506,521
Investor C Class	2,708	71,850	26,704	642,657
Shares redeemed:
Institutional Class	(1,922,241)	(52,333,945)	(7,830,961)	(192,573,329)
Service Class	(719,077)	(19,575,339)	(2,058,224)	(49,352,600)
Investor A Class	(1,492,682)	(40,217,375)	(3,635,017)	(88,267,151)
Investor B Class	(981,519)	(26,004,252)	(2,386,436)	(56,934,677)
Investor C Class	(881,205)	(23,364,692)	(2,813,536)	(66,955,549)

Net decrease	(3,592,233)	$(96,734,907)	(14,287,052)	$(346,204,722)

On March 31, 2007, four shareholders held approximately 63% of the Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(F) Federal Tax Information

No provision is made for federal taxes as it is the Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

15

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

The tax character of distribution paid during the year ended September 30, 2006 were as follows:

	ORDINARY INCOME	TOTAL DISTRIBUTIONS
11/30/06	$17,551,033	$17,551,033

As of November 30, 2006, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

EXPIRING NOVEMBER 30
2010	2011	2013	TOTAL
$78,150,703	$117,169,455	$429,781	$195,749,939

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(G) Subsequent Event

Subject to Board of Trustees approval the BlackRock Index Equity Portfolio will withdraw its investment in The U.S. Large Company Series of The DFA Investment Trust Company and contribute its assets to the Master S&P 500 Index Series (the “Master Fund”), a series of Quantitative Master Series Trust on or about June 1, 2007. This event will have no tax implications as the Index Equity Portfolio will contribute all of its assets to the Master Fund in a tax free exchange.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

TABLE OF CONTENTS	THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES	THE DFA INVESTMENT TRUST COMPANY

Schedule of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation
FHLB	Federal Home Loan Bank

Investment Footnotes

†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of November 30, 2006.
(y)	The rate shown is the effective yield.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission.

19

SCHEDULE OF INVESTMENTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	March 31, 2007
	(Unaudited)
	Shares	Value(A)
COMMON STOCKS — (85.8%)
Consumer Discretionary — (9.0%)
Amazon.com, Inc.	123,642	$4,919,715	*#
Apollo Group, Inc. Class A	55,635	2,442,377	*
AutoNation, Inc.	59,844	1,271,087	*
Autozone, Inc.	19,748	2,530,509	*
Bed Bath and Beyond, Inc.	112,657	4,525,432	*#
Best Buy Co., Inc.	160,936	7,840,802
Big Lots, Inc.	43,529	1,361,587	*#
Black & Decker Corp.	26,079	2,128,568
Brunswick Corp.	36,069	1,148,798
Carnival Corp.	175,879	8,241,690	#
CBS Corp. Class B	293,411	8,975,443
Centex Corp.	47,484	1,983,882
Circuit City Stores, Inc.	56,585	1,048,520	#
Clear Channel Communications, Inc.	197,262	6,912,061
Coach, Inc.	147,162	7,365,458	*
Comcast Corp. Class A	1,236,417	32,085,021	*
Darden Restaurants, Inc.	57,720	2,377,487
Dillards, Inc. Class A	24,201	792,099	#
Disney (Walt) Co.	814,354	28,038,208
Dollar General Corp.	124,049	2,623,636
Dow Jones & Co., Inc.	25,974	895,324
Eastman Kodak Co.	114,301	2,578,631	#
Family Dollar Stores, Inc.	60,282	1,785,553
Federated Department Stores, Inc.	208,780	9,405,539
Ford Motor Co.	752,380	5,936,278	#
Fortune Brands, Inc.	60,610	4,777,280
Gannett Co., Inc.	93,354	5,254,897
Gap, Inc.	209,471	3,604,996
General Motors Corp.	224,859	6,889,680	#
Genuine Parts Co.	67,778	3,321,122
Goodyear Tire & Rubber Co.	71,660	2,235,075	*
H&R Block, Inc.	128,132	2,695,897	#
Harley-Davidson, Inc.	102,390	6,015,413	#
Harman International Industries, Inc.	26,040	2,501,923
Harrah’s Entertainment, Inc.	74,103	6,257,998
Hasbro, Inc.	63,949	1,830,220
Hilton Hotels Corp.	154,629	5,560,459	#
Home Depot, Inc.	811,350	29,808,999	#
Horton (D.R.), Inc.	108,541	2,387,902	#
IAC/InterActiveCorp	86,329	3,255,467	*
International Game Technology	134,480	5,430,302
Interpublic Group of Companies, Inc.	186,336	2,293,796	*
Johnson Controls, Inc.	78,116	7,391,336
Jones Apparel Group, Inc.	43,130	1,325,385
KB Home	30,556	1,303,825	#
Kohl’s Corp.	130,007	9,959,836	*
Leggett & Platt, Inc.	70,521	1,598,711	#
Lennar Corp. Class A	54,833	2,314,501
Limited Brands, Inc.	135,974	3,543,482
Liz Claiborne, Inc.	41,126	1,762,249
Lowe’s Companies, Inc.	605,385	19,063,574	#
Marriott International, Inc. Class A	131,096	6,418,460	#
Mattel, Inc.	156,306	4,309,356
McDonald’s Corp.	478,444	21,553,902
McGraw-Hill Companies, Inc.	141,105	8,872,682
Meredith Corp.	15,475	888,110
Newell Rubbermaid, Inc.	110,360	3,431,092
News Corp. Class A	932,744	21,565,041
NIKE, Inc. Class B	75,135	7,983,845
Nordstrom, Inc.	90,946	4,814,681	#
Office Depot, Inc.	109,917	3,862,483	*
OfficeMax, Inc.	29,808	1,572,074
Omnicom Group, Inc.	66,430	6,801,103
Penney (J.C.) Co., Inc.	89,441	7,348,473
Polo Ralph Lauren Corp.	24,361	2,147,422
Pulte Homes, Inc.	84,476	2,235,235	#
RadioShack Corp.	54,146	1,463,566
Scripps (E.W.) Co.	33,183	1,482,616
Sears Holdings Corp.	33,039	5,952,306	*#
Sherwin-Williams Co.	44,365	2,929,865
Snap-On, Inc.	23,415	1,126,262
Staples, Inc.	285,043	7,365,511
Starbucks Corp.	298,543	9,362,309	*#
Starwood Hotels & Resorts Worldwide, Inc.	85,413	5,539,033
Target Corp.	341,451	20,234,386	#
The DIRECTV Group, Inc.	307,960	7,104,637	*#
The New York Times Co. Class A	57,217	1,345,172	#
The Stanley Works	32,922	1,822,562	#
The TJX Companies, Inc.	180,925	4,877,738
Tiffany & Co.	53,807	2,447,142	#
Time Warner, Inc.	1,516,885	29,912,972
Tribune Co.	70,663	2,268,989	#
V.F. Corp.	35,798	2,957,631
Viacom, Inc. Class B	275,168	11,312,156	*
Wendy’s International, Inc.	38,054	1,191,090
Whirlpool Corp.	31,286	2,656,494
Wyndham Worldwide Corp.	75,095	2,564,494	*
Yum! Brands, Inc.	104,804	6,053,479

Total Consumer Discretionary		527,372,399

Consumer Staples — (8.2%)
Altria Group, Inc.	834,297	73,259,620
Anheuser-Busch Companies, Inc.	303,286	15,303,812
Archer-Daniels-Midland Co.	259,493	9,523,393
Avon Products, Inc.	175,352	6,533,616
Brown-Forman Corp. Class B	31,329	2,053,929
Campbell Soup Co.	86,824	3,381,795
Clorox Co.	60,131	3,829,743
Coca-Cola Co.	800,788	38,437,824
Coca-Cola Enterprises, Inc.	110,645	2,240,561
Colgate-Palmolive Co.	204,108	13,632,373
ConAgra, Inc.	200,829	5,002,650
Constellation Brands, Inc. Class A	83,862	1,776,197	*#
Costco Wholesale Corp.	179,818	9,681,401
CVS Corp.	612,331	20,905,003
Dean Foods Co.	51,263	2,396,033	*
Estee Lauder Companies, Inc.	46,226	2,258,140
General Mills, Inc.	137,214	7,988,599
Heinz (H.J.) Co.	129,144	6,085,265
Kellogg Co.	99,674	5,126,234
Kimberly-Clark Corp.	181,462	12,428,332
McCormick & Co., Inc.	51,756	1,993,641
Molson Coors Brewing Co.	18,659	1,765,515
Pepsi Bottling Group, Inc.	52,264	1,666,699
PepsiCo, Inc.	651,095	41,383,598
Procter & Gamble Co.	1,254,426	79,229,546
Reynolds American, Inc.	68,165	4,254,178	#
Safeway, Inc.	175,121	6,416,433	#
Sara Lee Corp.	291,592	4,933,737
Supervalu, Inc.	82,615	3,227,768
Sysco Corp.	245,283	8,297,924
The Hershey Co.	68,803	3,760,772	#
The Kroger Co.	281,451	7,950,991
Tyson Foods, Inc. Class A	100,288	1,946,590
UST, Inc.	63,855	3,702,313	#

20

SCHEDULE OF INVESTMENTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	March 31, 2007
	(Unaudited)
	Shares	Value(A)
Walgreen Co.	397,880	$18,258,713	#
Wal-Mart Stores, Inc.	977,632	45,899,822
Whole Foods Market, Inc.	55,887	2,506,532	#
Wrigley (Wm.) Jr. Co.	86,725	4,416,904	#

Total Consumer Staples		483,456,196

Energy — (8.7%)
Anadarko Petroleum Corp.	184,105	7,912,833
Apache Corp.	131,572	9,302,140
Baker Hughes, Inc.	127,312	8,419,143	#
BJ Services Co.	116,575	3,252,443	#
Chesapeake Energy Corp.	162,781	5,026,677	#
Chevron Corp.	857,828	63,444,959	#
ConocoPhillips	653,614	44,674,517
CONSOL Energy, Inc.	72,561	2,839,312	#
Devon Energy Corp.	176,696	12,230,897
El Paso Corp.	277,623	4,017,205
ENSCO International, Inc.	59,984	3,263,130	#
EOG Resources, Inc.	97,001	6,920,051	#
Exxon Mobil Corp.	2,263,417	170,774,813
Halliburton Co.	397,222	12,607,826
Hess Corp.	107,409	5,957,977
Kinder Morgan, Inc.	42,677	4,542,967
Marathon Oil Corp.	137,498	13,588,927
Murphy Oil Corp.	74,595	3,983,373
Nabors Industries, Ltd.	110,711	3,284,795	*#
National-Oilwell, Inc.	69,891	5,436,821	*#
Noble Corp.	53,471	4,207,098
Occidental Petroleum Corp.	333,187	16,429,451	#
Peabody Energy Corp.	105,226	4,234,294	#
Rowan Companies, Inc.	43,929	1,426,375	#
Schlumberger, Ltd.	468,531	32,375,492	#
Smith International, Inc.	79,264	3,808,635	#
Spectra Energy Corp.	249,607	6,557,176
Sunoco, Inc.	48,238	3,397,885	#
The Williams Companies, Inc.	237,680	6,764,373
Transocean, Inc.	116,469	9,515,517	*
Valero Energy Corp.	240,166	15,488,305
Weatherford International, Ltd.	134,435	6,063,019	*
XTO Energy, Inc.	146,281	8,017,662

Total Energy		509,766,088

Financials — (17.5%)
Ace, Ltd.	129,890	7,411,523
AFLAC, Inc.	195,545	9,202,348
Allstate Corp.	245,980	14,773,559
AMBAC Financial Group, Inc.	40,692	3,515,382
American Express Co.	474,016	26,734,502
American International Group, Inc.	1,034,262	69,523,092
Ameriprise Financial, Inc.	95,096	5,433,785
AON Corp.	118,619	4,502,777	#
Bank of America Corp.	1,777,974	90,712,234	#
Bank of New York Co., Inc.	300,534	12,186,654
BB&T Corp.	215,467	8,838,456
Bear Stearns Companies, Inc.	47,615	7,158,915
Capital One Financial Corp.	163,232	12,317,487
CB Richard Ellis Group, Inc.	74,259	2,538,173	*
Chicago Mercantile Exchange Holdings, Inc.	13,854	7,376,701	#
Chubb Corp.	162,435	8,393,016
Cincinnati Financial Corp.	68,711	2,913,346
CIT Group, Inc.	76,925	4,070,871
Citigroup, Inc.	1,948,996	100,061,455
Comerica, Inc.	62,675	3,705,346
Commerce Bancorp, Inc.	74,555	2,488,646	#
Compass Bancshares, Inc.	51,815	3,564,872
Countrywide Financial Corp.	234,482	7,887,974
E*TRADE Financial Corp.	169,819	3,603,559	*
Federal Home Loan Mortgage Corporation	275,503	16,389,673	#
Federal National Mortgage Association	384,791	21,001,893	#
Federated Investors, Inc.	35,406	1,300,108
Fifth Third Bancorp	221,139	8,555,868	#
First Horizon National Corp.	49,825	2,069,232	#
Franklin Resources, Inc.	66,555	8,041,841
Genworth Financial, Inc.	175,235	6,122,711	#
Hartford Financial Services Group, Inc.	127,303	12,167,621
Hudson City Bancorp, Inc.	196,753	2,691,581	#
Huntington Bancshares, Inc.	93,625	2,045,706
Janus Capital Group, Inc.	75,428	1,577,199
JPMorgan Chase & Co.	1,380,834	66,804,749
KeyCorp	157,388	5,897,328
Legg Mason, Inc.	52,281	4,925,393
Lehman Brothers Holdings, Inc.	209,146	14,654,860
Lincoln National Corp.	110,045	7,459,951
Loews Corp.	179,324	8,146,689
M&T Bank Corp.	30,541	3,537,564
Marsh & McLennan Companies, Inc.	219,756	6,436,653
Marshall & Ilsley Corp.	101,661	4,707,921	#
MBIA, Inc.	53,566	3,508,037
Mellon Financial Corp.	165,370	7,134,062
Merrill Lynch & Co., Inc.	351,568	28,712,559
MetLife, Inc.	299,224	18,895,996
MGIC Investment Corp.	33,012	1,945,067	#
Moody’s Corp.	93,003	5,771,766
Morgan Stanley	423,219	33,332,728
National City Corp.	235,541	8,773,902	#
Northern Trust Corp.	74,970	4,508,696
PNC Financial Services Group	137,617	9,904,296
Principal Financial Group, Inc.	106,495	6,375,856
Progressive Corp.	295,968	6,458,022
Prudential Financial, Inc.	186,451	16,829,067
Realogy Corp.	86,516	2,561,739	*
Regions Financial Corp.	290,904	10,289,274
SAFECO Corp.	41,968	2,787,934
Schwab (Charles) Corp.	408,313	7,468,045
SLM Corp.	163,186	6,674,307
Sovereign Bancorp, Inc.	143,558	3,652,116
State Street Corp.	132,720	8,593,620	#
SunTrust Banks, Inc.	141,236	11,728,237
Synovus Financial Corp.	129,843	4,199,123
T. Rowe Price Group, Inc.	105,472	4,977,224
The Goldman Sachs Group, Inc.	163,536	33,791,444
The Travelers Companies, Inc.	268,584	13,904,594
Torchmark Corp.	38,954	2,554,993
U.S. Bancorp	704,147	24,624,021
UnumProvident Corp.	136,223	3,137,216
Wachovia Corp.	757,630	41,707,532
Washington Mutual, Inc.	353,436	14,271,746	#
Wells Fargo & Co.	1,343,174	46,245,481	#
XL Capital, Ltd.	71,977	5,035,511
Zions Bancorporation	43,729	3,695,975	#

Total Financials		1,027,499,400

Health Care — (10.2%)
Abbott Laboratories	613,451	34,230,566
Aetna, Inc.	205,295	8,989,868
Allergan, Inc.	61,125	6,773,873
AmerisourceBergen Corp.	75,321	3,973,183
Amgen, Inc.	464,124	25,935,249	*

21

SCHEDULE OF INVESTMENTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	March 31, 2007
	(Unaudited)
	Shares	Value(A)
Applera Corp. - Applied Biosystems Group	72,971	$2,157,752
Bard (C.R.), Inc.	41,055	3,264,283
Barr Laboratories, Inc.	42,398	1,965,147	*#
Bausch & Lomb, Inc.	21,602	1,105,158
Baxter International, Inc.	258,333	13,606,399	#
Becton Dickinson & Co.	97,237	7,476,553
Biogen Idec, Inc.	136,136	6,041,716	*
Biomet, Inc.	97,367	4,137,124
Boston Scientific Corp.	470,808	6,845,548	*
Bristol-Myers Squibb Co.	802,847	22,287,033
Cardinal Health, Inc.	159,137	11,609,044	#
Celgene Corp.	150,096	7,874,036	*#
Cigna Corp.	38,750	5,528,075
Coventry Health Care, Inc.	63,399	3,553,514	*#
Eli Lilly & Co.	392,227	21,066,512	#
Express Scripts, Inc.	53,922	4,352,584	*
Forest Laboratories, Inc.	126,365	6,500,216	*
Genzyme Corp.	104,736	6,286,255	*#
Gilead Sciences, Inc.	184,727	14,131,616	*
Hospira, Inc.	61,999	2,535,759	*
Humana, Inc.	66,280	3,845,566	*
IMS Health, Inc.	77,580	2,301,023
Johnson & Johnson	1,150,546	69,331,902	#
King Pharmaceuticals, Inc.	96,684	1,901,774	*
Laboratory Corp. of America Holdings	48,660	3,534,176	*#
Manor Care, Inc.	28,971	1,574,864
McKesson Corp.	117,435	6,874,645
Medco Health Solutions, Inc.	114,515	8,305,773	*
Medimmune, Inc.	94,516	3,439,437	*#
Medtronic, Inc.	457,805	22,459,913
Merck & Co., Inc.	861,288	38,043,091	#
Millipore Corp.	21,440	1,553,757	*#
Mylan Laboratories, Inc.	97,304	2,057,007
Patterson Companies, Inc.	55,313	1,963,058	*#
PerkinElmer, Inc.	48,433	1,173,047
Pfizer, Inc.	2,817,412	71,167,827
Quest Diagnostics, Inc.	63,119	3,147,745	#
Schering-Plough Corp.	591,454	15,087,992
St. Jude Medical, Inc.	136,853	5,147,041	*
Stryker Corp.	118,537	7,861,374
Tenet Healthcare Corp.	187,487	1,205,541	*
Thermo Fisher Scientific, Inc.	166,983	7,806,455	*
UnitedHealth Group, Inc.	538,411	28,519,631	#
Varian Medical Systems, Inc.	51,064	2,435,242	*#
Waters Corp.	40,364	2,341,112	*
Watson Pharmaceuticals, Inc.	40,749	1,076,996	*
WellPoint, Inc.	243,471	19,745,498	*
Wyeth	535,171	26,774,605
Zimmer Holdings, Inc.	94,284	8,052,796	*

Total Health Care		600,955,951

Industrials — (9.4%)
3M Co.	291,757	22,298,988
Allied Waste Industries, Inc.	101,373	1,276,286	*
American Standard Companies, Inc.	69,454	3,682,451
Avery Dennison Corp.	36,428	2,340,863
Boeing Co.	313,773	27,897,557
Burlington Northern Santa Fe Corp.	142,704	11,477,683
C. H. Robinson Worldwide, Inc.	68,814	3,285,869
Caterpillar, Inc.	256,741	17,209,349
Cintas Corp.	53,968	1,948,245
Cooper Industries, Ltd.	72,266	3,251,247
CSX Corp.	173,647	6,954,562
Cummins, Inc.	20,712	2,997,441
Danaher Corp.	94,619	6,760,528	#
Deere & Co.	90,186	9,797,807	#
Donnelley (R.R.) & Sons Co.	86,824	3,176,890	#
Dover Corp.	81,380	3,972,158	#
Eaton Corp.	58,121	4,856,591
Emerson Electric Co.	317,203	13,668,277
Equifax, Inc.	49,637	1,809,269
FedEx Corp.	122,095	13,116,666
Fluor Corp.	34,959	3,136,521
General Dynamics Corp.	161,297	12,323,091
General Electric Co.	4,088,071	144,554,191
Goodrich (B.F.) Co.	49,842	2,565,866
Honeywell International, Inc.	318,012	14,647,633
Illinois Tool Works, Inc.	164,398	8,482,937	#
Ingersoll-Rand Co., Ltd. Class A	122,366	5,307,013
ITT Industries, Inc.	72,272	4,359,447	#
L-3 Communications Holdings, Inc.	49,502	4,329,940	#
Lockheed Martin Corp.	141,084	13,687,970	#
Masco Corp.	155,681	4,265,659	#
Monster Worldwide, Inc.	51,079	2,419,612	*
Norfolk Southern Corp.	157,822	7,985,793
Northrop Grumman Corp.	139,247	10,334,912
Paccar, Inc.	98,697	7,244,360	#
Pall Corp.	48,899	1,858,162
Parker Hannifin Corp.	46,024	3,972,331
Pitney Bowes, Inc.	87,578	3,975,165
Raytheon Co.	177,384	9,305,565
Robert Half International, Inc.	66,777	2,471,417	#
Rockwell Automation, Inc.	65,861	3,943,098	#
Rockwell Collins, Inc.	66,880	4,476,278
Ryder System, Inc.	24,138	1,190,969
Southwest Airlines Co.	313,442	4,607,597
Terex Corp.	40,788	2,926,947	*
Textron, Inc.	49,806	4,472,579
Tyco International, Ltd.	786,049	24,799,846
Union Pacific Corp.	107,637	10,930,537
United Parcel Service, Inc.	423,971	29,720,367	#
United Technologies Corp.	395,875	25,731,875
W.W. Grainger, Inc.	28,469	2,198,946	#
Waste Management, Inc.	211,925	7,292,339	#

Total Industrials		551,297,690

Information Technology — (12.8%)
ADC Telecommunications, Inc.	46,620	780,419	*
Adobe Systems, Inc.	233,941	9,755,340	*
Advanced Micro Devices, Inc.	220,612	2,881,193	*
Affiliated Computer Services, Inc. Class A	39,323	2,315,338	*
Agilent Technologies, Inc.	160,473	5,406,335	*
Altera Corp.	141,742	2,833,423	*#
Analog Devices, Inc.	132,670	4,575,788
Apple Computer, Inc.	342,639	31,834,590	*
Applied Materials, Inc.	555,329	10,173,627	#
Autodesk, Inc.	92,112	3,463,411	*
Automatic Data Processing, Inc.	218,767	10,588,323
Avaya, Inc.	180,224	2,128,445	*
BMC Software, Inc.	81,086	2,496,638	*
Broadcom Corp.	187,460	6,011,842	*#
CA, Inc.	163,528	4,237,010
Ciena Corp.	33,837	945,744	*#
Cisco Sytems, Inc.	2,401,223	61,303,223	*#
Citrix Systems, Inc.	71,791	2,299,466	*#
Cognizant Technology Solutions Corp.	56,724	5,007,027	*
Computer Sciences Corp.	68,862	3,589,776	*
Compuware Corp.	128,902	1,223,280	*

22

SCHEDULE OF INVESTMENTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	March 31, 2007
	(Unaudited)
	Shares	Value(A)
Convergys Corp.	54,328	$1,380,474	*
Corning, Inc.	624,035	14,190,556	*
Dell, Inc.	903,083	20,960,556	*#
eBay, Inc.	451,716	14,974,385	*#
Electronic Arts, Inc.	123,257	6,207,223	*
Electronic Data Systems Corp.	204,514	5,660,948
EMC Corp.	838,086	11,607,491	*
Fidelity National Information Services, Inc.	64,714	2,941,898
First Data Corp.	299,352	8,052,569
Fiserv, Inc.	67,817	3,598,370	*
Google, Inc.	86,534	39,646,417	*#
Hewlett-Packard Co.	1,064,024	42,709,923
Intel Corp.	2,292,678	43,858,930
International Business Machines Corp.	598,524	56,416,872
Intuit, Inc.	136,188	3,726,104	*
Jabil Circuit, Inc.	73,423	1,571,986
JDS Uniphase Corp.	83,958	1,278,680	*#
Juniper Networks, Inc.	226,299	4,453,564	*#
KLA-Tencor Corp.	79,401	4,233,661	#
Lexmark International, Inc.	38,168	2,231,301	*#
Linear Technology Corp.	118,987	3,758,799	#
LSI Logic Corp.	160,775	1,678,491	*#
Maxim Integrated Products, Inc.	127,490	3,748,206
Micron Technology, Inc.	300,070	3,624,846	*
Microsoft Corp.	3,425,793	95,476,851
Molex, Inc.	56,363	1,589,437
Motorola, Inc.	950,309	16,791,960
National Semiconductor Corp.	112,754	2,721,882
NCR Corp.	71,161	3,399,361	*
Network Appliance, Inc.	147,514	5,387,211	*#
Novell, Inc.	134,774	973,068	*
Novellus Systems, Inc.	49,992	1,600,744	*#
Nvidia Corp.	141,347	4,067,967	*
Oracle Corp.	1,586,343	28,760,399	*#
Paychex, Inc.	134,843	5,106,504	#
PMC-Sierra, Inc.	84,436	591,896	*#
QLogic Corp.	63,232	1,074,944	*
Qualcomm, Inc.	658,550	28,093,743	#
Sabre Holdings Corp.	53,192	1,742,038
Sandisk Corp.	90,388	3,958,994	*
Sanmina-SCI Corp.	210,725	762,825	*
Solectron Corp.	359,402	1,132,116	*
Sun Microsystems, Inc.	1,431,483	8,603,213	*
Symantec Corp.	367,566	6,358,892	*#
Tektronix, Inc.	32,486	914,806
Tellabs, Inc.	173,857	1,721,184	*
Teradyne, Inc.	75,440	1,247,778	*#
Texas Instruments, Inc.	573,836	17,272,464	#
Unisys Corp.	137,256	1,157,068	*
VeriSign, Inc.	97,455	2,448,070	*
Western Union Co.	306,894	6,736,323
Xerox Corp.	377,265	6,372,006	*
Xilinx, Inc.	131,932	3,394,610	#
Yahoo!, Inc.	485,364	15,187,040	*#

Total Information Technology		751,007,882

Materials — (2.6%)
Air Products & Chemicals, Inc.	86,049	6,358,161
Alcoa, Inc.	345,685	11,718,722
Allegheny Technologies, Inc.	40,543	4,325,533
Ashland, Inc.	22,162	1,453,827
Ball Corp.	40,982	1,879,025
Bemis Co., Inc.	41,580	1,388,356
Dow Chemical Co.	381,318	17,487,243
DuPont (E.I.) de Nemours & Co., Inc.	367,387	18,159,939	#
Eastman Chemical Co.	33,250	2,105,723
Ecolab, Inc.	70,744	3,041,992
Freeport-McMoRan Copper & Gold, Inc. Class B	132,714	8,784,340
Hercules, Inc.	46,282	904,350	*
International Flavors & Fragrances, Inc.	31,049	1,466,134
International Paper Co.	179,926	6,549,306
MeadWestavco Corp.	72,538	2,237,072
Monsanto Co.	216,071	11,875,262
Newmont Mining Corp.	179,276	7,527,799
Nucor Corp.	119,715	7,797,038	#
Pactiv Corp.	52,827	1,782,383	*
PPG Industries, Inc.	65,189	4,583,439
Praxair, Inc.	127,363	8,018,774
Rohm & Haas Co.	56,583	2,926,473
Sealed Air Corp.	64,142	2,026,887
Sigma-Aldrich Corp.	52,503	2,179,925
Temple-Inland, Inc.	41,803	2,497,311
United States Steel Corp.	47,105	4,671,403	#
Vulcan Materials Co.	37,771	4,399,566	#
Weyerhaeuser Co.	83,953	6,274,647

Total Materials		154,420,630

Real Estate Investment Trusts — (1.0%)
Apartment Investment & Management Co. Class A	38,791	2,237,853	#
Archstone-Smith Trust	87,612	4,755,579	#
AvalonBay Communities, Inc.	31,543	4,100,590	#
Boston Properties, Inc.	47,286	5,551,376
Equity Residential	116,886	5,637,412	#
Host Marriott Corp.	207,040	5,447,222
Kimco Realty Corp.	89,865	4,380,020
Plum Creek Timber Co., Inc.	70,488	2,778,637
ProLogis	101,867	6,614,224	#
Public Storage, Inc.	48,771	4,617,151	#
Simon Property Group, Inc.	88,092	9,800,235	#
Vornado Realty Trust	51,831	6,185,512	#

Total Real Estate Investment Trusts		62,105,811

Telecommunication Services — (3.2%)
Alltel Corp.	143,213	8,879,206
AT&T, Inc.	2,482,366	97,879,691
CenturyTel, Inc.	44,276	2,000,832	#
Citizens Communications Co.	134,668	2,013,287
Embarq Corp.	59,844	3,372,209
Qwest Communications International, Inc.	623,573	5,605,921	*#
Sprint Nextel Corp.	1,153,899	21,877,925
Verizon Communications, Inc.	1,156,832	43,867,069
Windstream Corp.	189,527	2,784,152	#

Total Telecommunication Services		188,280,292

Utilities — (3.2%)
AES Corp.	264,048	5,682,313	*
Allegheny Energy, Inc.	65,375	3,212,528	*
Ameren Corp.	82,134	4,131,340	#
American Electric Power Co., Inc.	157,698	7,687,778	#
CenterPoint Energy, Inc.	127,247	2,282,811
CMS Energy Corp.	88,755	1,579,839	#
Consolidated Edison, Inc.	102,427	5,229,923	#
Constellation Energy Group	71,829	6,245,532
Dominion Resources, Inc.	138,733	12,315,328	#
DTE Energy Co.	70,415	3,372,879	#
Duke Energy Corp.	499,768	10,140,293	#

23

SCHEDULE OF INVESTMENTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	March 31, 2007
	(Unaudited)
	Shares	Value(A)
Dynegy, Inc.	150,496	$1,393,593	*
Edison International	129,526	6,363,612	#
Entergy Corp.	78,838	8,271,683
Exelon Corp.	266,421	18,305,787
FirstEnergy Corp.	126,900	8,405,856	#
FPL Group, Inc.	161,242	9,863,173
Integrys Energy Group, Inc.	29,879	1,658,583
KeySpan Corp.	69,805	2,872,476
Nicor, Inc.	17,854	864,491	#
NiSource, Inc.	108,870	2,660,783	#
PG&E Corp.	139,467	6,732,072	#
Pinnacle West Capital Corp.	39,759	1,918,372
PPL Corp.	153,094	6,261,545
Progress Energy, Inc.	102,214	5,155,674	#
Public Service Enterprise Group, Inc.	100,489	8,344,607
Questar Corp.	34,167	3,048,038	#
Sempra Energy	104,523	6,376,948
Southern Co.	297,604	10,907,187	#
TECO Energy, Inc.	83,322	1,433,972
TXU Corp.	182,571	11,702,801
Xcel Energy, Inc.	162,102	4,002,298

Total Utilities		188,424,115

TOTAL COMMON STOCKS		5,044,586,454

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (1.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 04/02/07 (Collateralized by $71,020,000 FNMA 5.58%, 03/25/37, valued at $69,198,324) to be repurchased at $68,202,485	$68,173	68,173,000

SECURITIES LENDING COLLATERAL — (13.0%)
Repurchase Agreement, Deutsche Bank Securities Inc. 5.38%, 04/02/07 (Collateralized by $679,574,340 FNMA, rates ranging from 4.000% to 7.500%, maturities ranging from 06/01/16 to 01/01/37, valued at $456,256,102) to be repurchased at $443,033,288@	442,967	442,967,089
Repurchase Agreement, Morgan Stanley 5.36%, 04/02/07 (Collateralized by $162,455,000 FHLMC, rates ranging from 3.600% to 5.780%, maturities ranging from 07/13/07 to 09/02/14, valued at $162,411,607) to be repurchased at $156,395,399@	156,372	156,372,117
Federal Home Loan Bank Discount Note@
5.140%(y), 04/04/07	25,000	24,985,722
5.160%(y), 04/04/07	25,000	24,985,681
Federal National Mortgage Association Discount Note@
5.120%(y), 04/02/07	115,000	114,967,289

TOTAL SECURITIES LENDING COLLATERAL		764,277,898

TOTAL INVESTMENTS — (100.0%) (Cost $4,191,048,634)††		$5,877,037,352

(A)	Securities held by The U.S. Large Company Series, including over-the-counter, are valued at the last quoted sale price of the day. Securities held by The U.S. Large Company Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, The U.S. Large Company Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees. Fair value pricing may also be used if events that have significant effect on the value of an investment (as determined in the discretion on the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by The U.S. Large Company Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.
††	The cost for federal income tax purposes in $4,358,783,740.

24

STATEMENT OF ASSETS AND LIABILITIES	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series	(Amounts in thousands)

March 31, 2007
(Unaudited)
Assets:
Investments at Value (including $739,548 of securities on loan)	$5,044,586
Temporary Cash Investments at Value	68,173
Collateral Received from Securities on Loan at Value	764,278
Cash	2,647
Receivables:
Dividends and Interest	6,104
Fund Shares Sold	82
Securities Lending Income	83
Prepaid Expenses and Other Assets	26

Total Assets	5,885,979

Liabilities:
Payables:
Upon Return of Securities Loaned	764,278
Fund Shares Redeemed	585
Due to Advisor	105
Futures Margin Variation	4
Accrued Expenses and Other Liabilities	289

Total Liabilities	765,261

NET ASSETS	$5,120,718

Investments at Cost	$3,358,638

Temporary Cash Investments at Cost	$68,173

Collateral Received from Securities on Loan at Cost	$764,238

25

PERFORMANCE CHART	THE DFA INVESTMENT TRUST COMPANY

26

DISCLOSURE OF FUND EXPENSES (Unaudited)	THE DFA INVESTMENT TRUST COMPANY

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During the Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

Expense Table

The U.S. Large Company Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

27

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)	THE DFA INVESTMENT TRUST COMPANY

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The U.S. Large Company Series — November 30, 2006
Consumer Discretionary	10.4%
Consumer Staples	9.2%
Energy	10.1%
Financials	20.6%
Health Care	11.9%
Industrials	10.9%
Information Technology	15.8%
Materials	3.0%
REITs	1.2%
Telecommunication Services	3.4%
Utilities	3.5%

Total	100.0%

28

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

	November 30, 2006
	Shares	Value†		Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
Comcast Corp. Class A	811,700	$32,841,382	*	0.7%
Disney (Walt) Co.	810,700	26,793,635	#	0.5%
Home Depot, Inc.	800,500	30,394,985		0.6%
Time Warner, Inc.	1,577,400	31,768,836		0.6%
Other Securities		384,290,330		7.8%

Total Consumer Discretionary		506,089,168		10.2%

Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520		1.4%
Coca-Cola Co.	790,400	37,014,432	#	0.7%
PepsiCo, Inc.	639,400	39,623,618		0.8%
Procter & Gamble Co.	1,231,500	77,325,885		1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400		0.9%
Other Securities		181,967,255		3.6%

Total Consumer Staples		448,289,110		9.0%

Energy — (8.5%)
Chevron Corp.	852,500	61,652,800		1.2%
ConocoPhillips	639,100	43,011,430		0.9%
Exxon Mobil Corp.	2,305,800	177,108,498		3.6%
Schlumberger, Ltd.	459,200	31,446,016	#	0.6%
Other Securities		180,595,535		3.7%

Total Energy		493,814,279		10.0%

Financials — (17.2%)
American Express Co.	471,200	27,668,864	#	0.6%
American International Group, Inc.	1,007,900	70,875,528		1.4%
Bank of America Corp.	1,755,400	94,528,290	#	1.9%
Citigroup, Inc.	1,917,500	95,088,825	#	1.9%
JPMorgan Chase & Co.	1,346,400	62,311,392	#	1.3%
Merrill Lynch & Co., Inc.	343,800	30,058,434	#	0.6%
Morgan Stanley	415,800	31,667,328		0.6%
The Goldman Sachs Group, Inc.	167,400	32,609,520	#	0.7%
Wachovia Corp.	742,476	40,234,774	#	0.8%
Wells Fargo & Co.	1,306,000	46,023,440	#	0.9%
Other Securities		472,510,466		9.6%

Total Financials		1,003,576,861		20.3%

Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716		0.6%
Amgen, Inc.	454,000	32,234,000	*#	0.7%
Johnson & Johnson	1,134,500	74,774,895	#	1.5%
Medtronic, Inc.	445,800	23,239,554		0.5%
Merck & Co., Inc.	844,000	37,566,440		0.8%
Pfizer, Inc.	2,828,000	77,741,720	#	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392		0.5%
Wyeth	521,900	25,197,332		0.5%
Other Securities		257,257,277		5.0%

Total Health Care		581,301,326		11.7%

Industrials — (9.1%)
3M Co.	292,100	23,794,466	#	0.5%
Boeing Co.	308,300	27,293,799	#	0.5%
General Electric Co.	4,004,000	141,261,120	#	2.8%
Tyco International, Ltd.	781,400	23,668,606		0.5%
United Parcel Service, Inc.	419,300	32,671,856		0.7%
United Technologies Corp.	392,300	25,315,119		0.5%
Other Securities		258,389,785		5.2%

Total Industrials		532,394,751		10.7%

Information Technology — (13.2%)
Apple Computer, Inc.	329,900	30,245,232	*	0.6%
Cisco Systems, Inc.	2,367,700	63,643,776	*#	1.3%
Dell, Inc.	881,100	24,001,164	*#	0.5%
Google, Inc.	82,600	40,054,392	*#	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358		0.8%
Intel Corp.	2,237,100	47,762,085	#	1.0%
International Business Machines Corp.	590,300	54,260,376	#	1.1%
Microsoft Corp.	3,350,000	98,255,500	#	2.0%
Oracle Corp.	1,564,400	29,770,532	*#	0.6%
Qualcomm, Inc.	640,700	23,443,213	#	0.5%
Other Securities		314,044,355		6.3%

Total Information Technology		767,398,983		15.5%

Materials — (2.5%)
Total Materials		146,652,217		3.0%

Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412		1.2%

Telecommunication Services — (2.9%)
AT&T, Inc.	1,506,500	51,085,415	#	1.0%
BellSouth Corp.	704,300	31,404,737	#	0.6%
Verizon Communications, Inc.	1,124,300	39,283,042	#	0.8%
Other Securities		45,142,174		1.0%

Total Telecommunication Services		166,915,368		3.4%

Utilities — (2.9%)
Total Utilities		170,831,941		3.4%

TOTAL COMMON STOCKS		$4,876,285,416		98.4%

29

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series (Continued)

	November 30, 2006
	Face Amount (000)	Value†	Percentage of Net Assets**
TEMPORARY CASH INVESTMENTS — (16.3%)
Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971@	$789,089	$789,088,800	16.0%
Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549@	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%

TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%

TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying notes to financial statements.

30

STATEMENT OF ASSETS AND LIABILITIES	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series	(Amounts in thousands)

November 30, 2006
Assets:
Investments at Value (including $862,281 of securities on loan)	$4,876,285
Temporary Cash Investments at Value	949,766
Cash	2,568
Receivables:
Investment Securities Sold	1,809
Dividends and Interest	10,766
Fund Shares Sold	3,064
Securities Lending	122
Fund Margin Variation	29
Prepaid Expenses and Other Assets	55

Total Assets	$5,844,464

Liabilities:
Payables:
Upon Return of Securities Loaned	888,901
Investment Securities Purchased	503
Fund Shares Redeemed	1,723
Due to Advisor	102
Accrued Expenses and Other Liabilities	255

Total Liabilities	891,484

Net Assets	$4,952,980

Investments at Cost	$3,266,906

Temporary Cash Investments at Cost	$949,766

See accompanying notes to financial statements.

31

STATEMENT OF OPERATIONS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

For the Year Ended November 30, 2006
Investment Income
Dividends	$85,425
Interest	3,293
Income from Securities Lending	993

Total Investment Income	89,711

Expenses
Investment Advisory Services Fees	1,122
Accounting & Transfer Agent Fees	462
S&P 500® Fees	84
Custodian Fees	74
Legal Fees	29
Audit Fees	60
Shareholders’ Reports	40
Trustees’ Fees & Expenses	62
Other	68

Total Expenses	2,001

Net Investment Income (Loss)	87,710

Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)
Net Realized Gain (Loss) on Futures	6,769
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	523,721
Futures	(1,050)

Net Realized and Unrealized Gain (Loss)	520,806

Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516

See accompanying notes to financial statements.

32

STATEMENTS OF CHANGES IN NET ASSETS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)
Net Realized Gain (Loss) on Futures	6,769	5,427
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881
Futures	(1,050)	(507)

Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314

Transactions in Interest:
Contributions	753,004	841,720
Withdrawals	(647,252)	(420,241)

Net Increase from Transactions in Interest	105,752	421,479

Total Increase (Decrease) in Net Assets	714,268	744,793
Net Assets
Beginning of Period	4,238,712	3,493,919

End of Period	$4,952,980	$4,238,712

See accompanying notes to financial statements.

33

FINANCIAL HIGHLIGHTS	THE DFA INVESTMENT TRUST COMPANY

The U.S. Large Company Series

(for a share outstanding throughout each period)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%
Portfolio Turnover Rate	4%	6%	2%	8%	11%

See accompanying notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS	THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The U.S. Large Company Series (the “Series”) is presented in this report.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

2.    Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Directors’/Trustees’ Fees and Expenses. At November 30, 2006, the total liability (in thousands) for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $110.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.    Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.    New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series’ financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented

35

NOTES TO FINANCIAL STATEMENTS (Continued)	THE DFA INVESTMENT TRUST COMPANY

and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the “more-likely-than-not” threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C. Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended November 30, 2006, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$366,370
Sales	189,366

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains or losses have been deemed to have been “passed down” to its partners.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,390,003	$1,754,582	$(318,534)	$1,436,048

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.     Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.     Futures Contracts: During the year ended November 30, 2006, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation

36

NOTES TO FINANCIAL STATEMENTS (Continued)	THE DFA INVESTMENT TRUST COMPANY

margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At November 30, 2006, the Series had outstanding 178 long futures contracts of the S&P 500 Index®, all of which expire on December 15, 2006. The value of such contracts (in thousands) on November 30, 2006 was $62,429, which resulted in an unrealized gain (in thousands) of $1,398. Approximately $2,567 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings under this line of credit by the Series during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

H. Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	THE DFA INVESTMENT TRUST COMPANY

To the Shareholders of The U.S. Large Company Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

38

FUND MANAGEMENT	THE DFA INVESTMENT TRUST COMPANY

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund Inc. (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC — since 1993 DFAIDG — since 1983 DIG — since 1993 DEM — since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC — since 1993 DFAIDG — since 1986 DIG — since 1993 DEM — since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

39

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1993 DEM — since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC — since 2003 DFAIDG — since 2003 DIG — since 2003 DEM — since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1993 DEM — since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC — since 2000 DFAIDG — since 2000 DIG — since 2000 DEM — since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

40

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief
Executive Officer, Chief
Investment Officer and
President of DFAIDG,
DIG and DEM.
Chairman, Trustee,
Chief Executive Officer,
Chief Investment Officer
and President of DFAITC.

1299 Ocean Avenue

Santa Monica, CA 90401

Age: 59

DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1992 DEM — since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC — since 1993 DFAIDG — since 1981 DIG — since 1992 DEM — since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.
[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.
*	Interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

41

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

42

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds — Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

43

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

44

FUND MANAGEMENT (Continued)	THE DFA INVESTMENT TRUST COMPANY

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

45

VOTING PROXIES ON FUND PORTFOLIO SECURITIES	THE DFA INVESTMENT TRUST COMPANY

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

46

BLACKROCK FUNDS

Custodian	Distributor
PFPC Trust Company	BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153	King of Prussia, Pennsylvania 19406

Co-Administrator and Transfer Agent	Counsel
PFPC Inc.	Simpson Thacher & Bartlett LLP
Wilmington, Delaware 19809	New York, New York 10017

Co-Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, Delaware 19809	Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios

BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

IE-3/07-SAR

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY REAL    ESTATE

BlackRock Funds Exchange Portfolio
SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EXCHANGE PORTFOLIO

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

BLACKROCK EXCHANGE PORTFOLIO

Total Net Assets (3/31/07): $290.8 million

Performance Benchmark:

S&P 500® Index

Investment Approach:

Seeks to provide long-term growth of capital and consequent long-term growth of income by investing largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks, believed by management to have growth potential over the years. In pursuing the Portfolio’s investment objective, the management team seeks to minimize the recognition of capital gains.

Recent Portfolio Management Activity:

•	The Portfolio underperformed the benchmark index for the semiannual period.

•

Stocks managed to finish the period in solid positive territory, despite being subjected to heightened volatility along the way. The S&P 500® Index posted a 7.38% gain during the period, with all 10 sectors of the Index turning in positive returns.

•	The top-performing sectors within the benchmark S&P 500® Index were materials and energy, while the healthcare and information technology (IT) sectors were the weakest.

•

From a size perspective, small-cap stocks ended the six-month period ahead of large-cap stocks. There was some disparity between style leadership, as value outperformed growth within the mid- to large-cap universe, while growth outperformed value among small-cap stocks.

•

In this environment, overall allocation and security selection effects detracted from the Portfolio’s performance versus its benchmark. Specifically, weakness in the financials, healthcare and materials sectors had a negative impact on returns.

•

Stock selection in the IT sector was the most prominent positive performance factor, as our holdings significantly outperformed benchmark positions. Our position in First Data Corp. proved to be the largest contributor among IT stocks, as shares of the IT services company rose more than 18% during the period. Positions in International Business Machines (IBM) and Hewlett-Packard also helped returns. Portfolio returns also were aided by an overweight position in the energy sector, as it was one of the best-performing areas in the benchmark.

•

An underweight position in the financials sector partially offset the negative effect of stock selection in this group. While stock selection was positive in most financials industry groups, select positions in the consumer finance industry created a drag. Student lender SLM Corp. and credit card provider American Express were among the largest individual detractors. Within healthcare, some of our large-cap pharmaceutical holdings came under pressure during the period. Overweight positions in AstraZeneca, Novartis and Wyeth detracted from returns, as these stocks declined during the period. Lack of exposure to the top-performing materials sector also had a negative impact on returnsrelativetothebenchmark.

•

At the end of the semiannual period, the Portfolio’s largest overweights relative to the S&P 500® Index were in the consumer staples, healthcare and energy sectors, and its most significant underweights were in consumer discretionary, utilities and telecommunication services.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EXCHANGE PORTFOLIO AND THE S&P 500® INDEX FOR THE PAST TEN YEARS.

FOR PERIOD ENDING MARCH 31, 2007

Exchange Portfolio - Average Annual Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	5.08%	8.57%	3.99%	7.59%
S&P 500® Index	7.38%	11.83%	6.27%	8.20%

THE INCEPTION DATE OF THE PORTFOLIO WAS 12/17/76.

SHARES OF THE FUND ARE NOT CURRENTLY OFFERED TO THE PUBLIC.

PASTPERFORMANCEISNOTPREDICTIVEOFFUTURERESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio’s composition will vary.

2

BLACKROCK EXCHANGE PORTFOLIO

FUND PROFILE

Top Ten Holdings (% of long-term investments)
American Express Co.	5.9%
Exxon Mobil Corp.	5.8
The Procter & Gamble Co.	5.4
Target Corp.	5.1
Hewlett-Packard Co.	4.8
Berkshire Hathaway, Inc. - Class B	4.6
Schlumberger Ltd.	4.6
The Boeing Co.	4.0
General Electric Co.	3.9
Microsoft Corp.	3.5

Total	47.6%

Top Ten Industries (% of long-term investments)
Oil & Gas	13.6%
Finance	12.5
Pharmaceuticals	8.8
Computer & Office Equipment	8.2
Retail Merchandising	7.6
Aerospace	6.5
Computer Software & Services	6.0
Soaps & Cosmetics	5.4
Beverages & Bottling	4.8
Conglomerates	4.6

Total	78.0%

EXPENSEEXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	BlackRock Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,050.80	1,021.97
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.07	3.03

For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

3

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK EXCHANGE PORTFOLIO

As of March 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 99.6%
Aerospace — 6.5%
The Boeing Co.	131,800	11,718,338
General Dynamics Corp.(b)	93,000	7,105,200

		18,823,538

Banks — 2.1%
JPMorgan Chase & Co.	124,728	6,034,341

Beverages & Bottling — 4.8%
Anheuser-Busch Cos., Inc.	192,315	9,704,215
The Coca-Cola Co.	87,735	4,211,280

		13,915,495

Computer & Office Equipment — 8.2%
Dell, Inc.(b)(c)	50,183	1,164,747
Hewlett-Packard Co.	349,270	14,019,698
International Business Machines Corp.(b)	92,371	8,706,891

		23,891,336

Computer Software & Services — 6.0%
First Data Corp.	266,480	7,168,312
Microsoft Corp.(b)	367,277	10,236,010

		17,404,322

Conglomerates — 4.6%
Berkshire Hathaway, Inc. - Class B(b)(c)	3,687	13,420,680

Electronics — 0.8%
Agilent Technologies, Inc.(c)	29,749	1,002,244
Intel Corp.	70,215	1,343,213

		2,345,457

Finance — 12.4%
American Express Co.(b)	305,626	17,237,306
Ameriprise Financial, Inc.	61,125	3,492,682
SLM Corp.(b)	233,200	9,537,880
Western Union Co.	266,480	5,849,236

		36,117,104

Food & Agriculture — 0.2%
General Mills, Inc.	8,497	494,695

Insurance — 2.2%
American International Group, Inc.	94,900	6,379,178

Machinery & Heavy Equipment — 2.8%
Caterpillar, Inc.	124,256	8,328,880

Manufacturing — 3.9%
General Electric Co.	317,848	11,239,105

Medical & Medical Services — 3.4%
Millipore Corp.(b)(c)	135,965	9,853,383

Medical Instruments & Supplies — 3.6%
Johnson & Johnson	124,195	7,483,991
Medtronic, Inc.(b)	60,000	2,943,600

		10,427,591

Oil & Gas — 13.6%
BP Plc - ADR	116,846	7,565,778
Exxon Mobil Corp.	224,345	16,926,830
Schlumberger Ltd.(b)	191,551	13,236,174
Transocean, Inc.(b)(c)	21,148	1,727,792

		39,456,574

Pharmaceuticals — 8.8%
AstraZeneca Plc(b)	76,000	$4,077,400
Merck & Co., Inc.	83,999	3,710,236
Novartis AG - ADR(b)	169,030	9,234,109
Pfizer, Inc.	89,719	2,266,302
Wyeth	125,465	6,277,014

		25,565,061

Retail Merchandising — 7.5%
Target Corp.	248,429	14,721,902
Wal-Mart Stores, Inc.	154,700	7,263,165

		21,985,067

Soaps & Cosmetics — 5.3%
The Procter & Gamble Co.	246,400	15,562,624

Telecommunications — 0.6%
Vodafone Group Plc — ADR	64,452	1,731,181

Tobacco — 2.3%
Altria Group, Inc.	77,000	6,761,370

TOTAL COMMON STOCKS
(Cost $72,648,999)		289,736,982

SHORT TERM INVESTMENTS — 0.3%
Galileo Money Market Fund,
5.02%(d) (Cost $762,805)	762,805	762,805

TOTAL MARKET VALUE OF SECURITIES BEFORE SECURITIES LENDING COLLATERAL AND AFFILIATED INVESTMENTS — 99.9% (Cost $ 73,411,804)		290,499,787

	MATURITY	PAR /SHARES (000)
SECURITIES LENDING COLLATERAL — 3.7%
Bank of America Corp., Master
Notes
5.51%(e)(f)	04/02/07	$4,139	4,139,419
The Bear Stearns Cos., Inc.,
Variable Rate Commercial
Paper
5.51%(e)(f)	04/02/07	1,457	1,456,876
Citigroup, Inc., Master Notes
5.51%(e)(f)	04/02/07	5,145	5,144,654
Morgan Stanley, Variable Rate
Commercial Paper
5.50%(e)(f)	04/02/07	92	92,214

TOTAL SECURITIES LENDING COLLATERAL
(Cost $ 10,833,163)			10,833,163

AFFILIATED INVESTMENTS — SHORT TERM — 16.4%
Institutional Money Market Trust,
4.80%(d)(f) (Cost $ 47,692,142)		47,692	47,692,142

TOTAL INVESTMENTS IN SECURITIES — 120.0%
(Cost $131,937,109(a))			349,025,092

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (20.1)%			(58,525,305)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%			279,569

NET ASSETS — 100.0%			$290,779,356

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

4

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK EXCHANGE PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(a)	Cost for federal income tax purposes is $127,221,620. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$223,176,755
Gross unrealized depreciation	(1,373,283)

$221,803,472

(b)	Total or partial security on loan.
(c)	Non-income producing security.
(d)	Represents current yield as of March 31, 2007.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security purchased with the cash proceeds from securities loaned.

KEY TO INVESTMENT ABBREVIATIONS

ADR    American Depository Receipts

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

5

BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

BLACKROCK EXCHANGE PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

ASSETS
Investments - unaffiliated, at value[1],2	$290,499,787
Collateral received from securities loaned - unaffiliated, at value[3]	10,833,163
Collateral received from securities loaned - affiliated, at value[4]	47,692,142
Dividends receivable	503,229
Interest receivable	7,085
Receivable from advisor	910
Capital shares sold receivable	24
Prepaid expenses	3,368

TOTAL ASSETS	349,539,708

LIABILITIES
Payable upon return of securities loaned	58,525,305
Advisory fees payable	121,897
Foreign taxes payable	27,416
Administration fees payable	18,375
Transfer agent fees payable	6,734
Custodian fees payable	5,086
Officers’ and trustees’ fees payable	56
Other accrued expenses payable	55,483

TOTAL LIABILITIES	58,760,352

NET ASSETS	$290,779,356

[1] Cost of Investments	$73,411,804
[2] Market value of securities loaned	56,693,497
[3] Cost of collateral received from securities loaned	10,833,163
[4] Cost of investment in affiliate	47,692,142

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid in	$69,561,549
Undistributed net investment income	988,077
Accumulated net realized gain on investment transactions	3,141,747
Net unrealized appreciation on investment transactions	217,087,983

$290,779,356

BlackRock Shares:
Net Assets	$290,779,356
Shares outstanding, unlimited number of shares authorized with a $0.001 par value	483,422
Net Asset Value, offering and redemption price per share	$601.50

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

STATEMENT OF OPERATIONS

BLACKROCK EXCHANGE PORTFOLIO

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Investment income:
Interest	$488
Securities lending income (Note C)	31,537
Dividends	2,535,919
Interest from affiliates (Note C)	66
Foreign taxes witheld	(27,416)

Total investment income	2,540,594

Expenses:
Investment advisory fees	742,563
Administration fees	148,513
Legal and audit fees	20,323
Custodian fees	14,731
Officers’ and trustees’ fees	12,289
Printing fees	7,450
Transfer agent fees	5,522
Other	6,815

Total expenses	958,206

Less investment advisory fees waived	(24,479)
Less administration fees waived	(37,129)
Less transfer agent fees reimbursed	(5,495)
Less fees paid indirectly (Note C)	(27)

Net expenses	891,076

Net investment income	1,649,518

Realized and unrealized gain (loss) on:
Net realized gain (loss) from:
Investment transactions	(1,213,930)
Redemption-in-kind transactions (Note B)	10,860,351

9,646,421

Change in unrealized appreciation/depreciation from:
Investments	3,446,314

Net gain on investments transactions	13,092,735

Net increase in net assets resulting from operations	$14,742,253

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

BLACKROCK EXCHANGE PORTFOLIO

	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease)in net assets:
Operations:
Net investment income.	$1,649,518	$3,473,414
Net realized loss on investment transactions	(1,213,930)	(404,127)
Net realized gain on redemption-in-kind transactions	10,860,351	8,650,394
Change in unrealized appreciation/depreciation on investments	3,446,314	13,321,792

Net increase in net assets resulting from operations	14,742,253	25,041,473

Dividends to shareholders from:
Net investment income	(1,513,072)	(3,313,041)

Capital share transactions:
Shares issued in reinvestment of dividends	249,157	515,422
Shares redeemed	(16,249,856)	(21,209,073)

Net decrease in net assets resulting from capital share transactions	(16,000,699)	(20,693,651)

Total increase (decrease) in net assets	(2,771,518)	1,034,781
Net assets:
Beginning of period	293,550,874	292,516,093

End of period	$290,779,356	$293,550,874

End of period undistributed net investment income	$988,077	$851,631

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE NINE MONTHS FOR THE ENDED 9/30/05	FOR THE YEAR ENDED 12/31/04[1]	FOR THE YEAR ENDED 12/31/03	FOR THE YEAR ENDED 12/31/02[2]	FOR THE YEAR ENDED 12/31/01[2]
Per share operating performance:
Net asset value, beginning of period	$575.50	$533.63	$520.73	$490.99	$411.01	$511.71	$575.76

Net investment income	3.33 [3]	6.63 [3]	4.10 [3]	7.61	5.40	4.74	4.22
Net realized and unrealized gain (loss) on investments	25.74	41.58	11.80	29.63	80.08	(100.64)	(64.02)
Distributions from net investment income .	(3.07)	(6.34)	(3.00)	(7.50)	(5.50)	(4.80)	(4.25)

Net asset value, end of period	$601.50	$575.50	$533.63	$520.73	$490.99	$411.01	$511.71

Total Return	5.08%[4]	9.06%	3.10%[4]	7.63%	20.89%	(18.78)%	(10.35)%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$290,779	$293,551	$292,516	$299,352	$309,699	$268,503	$367,640
Ratio of expenses to average net assets	0.60%[5]	0.60%	0.60%[5]	0.61%	0.59%	0.60%	0.57%
Ratio of expenses to average net assets (excluding waivers)	0.65%[5]	0.67%	0.71%[5]	0.61%	0.59%	0.60%	0.57%
Ratio of net investment income to average net assets	1.11%[5]	1.20%	1.06%[5]	1.47%	1.20%	1.00%	0.81%
Ratio of net investment income to average net assets (excluding waivers)	1.06%[5]	1.13%	0.95%[5]	1.47%	1.20%	1.00%	0.81%
Portfolio turnover	1%	—	—	4%	5%	3%	1%

[1]

During the year ended December 31, 2004, the Advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17 and increased total return by 0.04%.

[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Not annualized.
[5]	Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios. These financial statements relate to the Fund’s Exchange Portfolio (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board of Trustees (the “Board”) determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair ValueAssets to the Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor deems relevant. As of March 31, 2007, there were no fair valued securities.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually for the Portfolio. Net realized short-term capital gains, if any, are distributed annually. The Portfolio’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

10

BLACKROCK FUNDS

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Redemptions-In-Kind — The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions in-kind are disclosed separately in the Statement of Operations.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are prorated to the Portfolio on the basis of relative net assets.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the investment advisor. For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC, Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Prior to February 1, 2006, the Portfolio bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements.

Effective February 1, 2006, transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio is also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

11

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Pursuant to written agreements, Merrill Lynch provides the Portfolio sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, Merrill Lynch receives an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2007, the Portfolio paid to Merrill Lynch $507 in return for these services.

PFPC and BlackRock act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses to 0.60% of the Portfolio’s average daily net assets. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
$17,837	$17,837

Under terms of the Agreement and Plan of Reorganization of State Street Research Exchange Fund, fees waived by BlackRock through February 1, 2007, on the BlackRock class of the Portfolio are not subject to future recoupment by BlackRock.

Through agreements with PTC and BlackRock Investment Management, LLC (“BIMC”), the Portfolio may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolio a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent and BIMC may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statement of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to

12

BLACKROCK FUNDS

exceed 0.10% of the Trust’s average daily net assets. At March 31, 2007, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATES	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
$ 56,693,497	$47,692,142	$58,525,305

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

For the six months ended March 31, 2007, short term investments in companies assumed to be an affiliate of the Portfolio were as follows:

AFFILIATED INVESTMENTS	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
Institutional Money Market Trust	$27,820,757	$47,692,142
Merrill Lynch, Floating Rate Notes	(3,172,590)	—

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the six months ended March 31, 2007, was $66. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

(D)	Purchases and Sales of Securities

For the six months ended March 31, 2007, purchases and sales of securities, but excluding short-term and U.S. government securities were $1,788,839 and $18,839,379, including $14,079,962 representing redemptions-in-kind, respectively. There were no purchases or sales of U.S. government securities for the six months ended March 31, 2007.

(E)	Capital Shares

Transactions in capital shares for each period were as follows:

	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares issued in reinvestment of dividends	410	936
Shares redeemed	(27,065)[1]	(39,026)[2]

Net decrease	(26,655)	(38,090)

[1]	Including (23,707) representing redemptions-in-kind.
[2]	Including (30,089) representing redemptions-in-kind.

On March 31, 2007, one shareholder held approximately 16% of the outstanding shares of the Portfolio.

(F)	Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

13

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

(G)	Federal Tax Information

No provision for federal income taxes is necessary with respect to net investment income because it is the Portfolio’s intention to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite income distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. The Portfolio currently retains and designates as undistributable gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. The Portfolio has a tax year end of December 31.

Dividends from net investment income are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2006, attributable to redemptions in-kind distributions and securities sold with different book/tax basis, were reclassified to the following accounts:

INCREASE IN PAID IN-CAPITAL	DECREASE ACCUMULATED NET REALIZED GAIN (LOSS)
$ 9,043,929	$(9,043,929)

The tax character of distributions paid during the tax years ended December 31, 2006 and 2005 were as follows:

	ORDINARY INCOME	TOTAL DISTRIBUTIONS
12/31/06	$3,450,062	$3,450,062
12/31/05	3,047,801	3,047,801

As of December 31, 2006, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

EXPIRING DECEMBER 31
2009	2010	2013	2014	TOTAL
$ 770,500	$7,112,583	$1,281,140	$233,900	$9,398,123

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the Portfolios financial statements has not yet been determined.

14

BLACKROCK FUNDS

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Money Market Portfolios

SEMI-ANNUAL REPORT  |  MARCH 31, 2007 (UNAUDITED)

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Commercial Paper	53.7%
Variable Rate Obligations	21.6
Certificates of Deposit	19.1
Master Notes	4.5
Repurchase Agreements	1.1

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$321,209,000	19.1%
8-14 Days	158,320,000	9.4
15-30 Days	448,264,000	26.7
31-60 Days	159,738,000	9.5
61-90 Days	282,049,000	16.8
91-120 Days	101,155,000	6.0
121-150 Days	178,150,000	10.6
over 150 Days	31,935,000	1.9

		100.0%

Average Weighted Maturity - 50 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,025.10	1,023.60	1,023.60	1,023.20	1,020.90	1,020.90	1,022.88	1,021.42	1,021.47	1,021.06	1,018.74	1,018.74
Expenses Incurred During Period (10/01/06 — 3/31/07)	2.12	3.58	3.53	3.93	6.25	6.25	2.12	3.58	3.53	3.94	6.26	6.26

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.70%, 0.78%, 1.24% and 1.24% for the Institutional, Service, Hilliard Lyons, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2

U.S. TREASURY MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Repurchase Agreements	100.0%

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$301,389,000	74.2%
8-14 Days	55,000,000	13.5
15-30 Days	50,000,000	12.3

		100.0%

Average Weighted Maturity - 8 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,024.50	1,023.10	1,023.10	1,022.93	1,021.52	1,021.47
Expenses Incurred During Period (10/01/06 — 3/31/07)	2.07	3.48	3.53	2.07	3.48	3.53

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.69% and 0.70% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

3

MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Largest State Concentration (% of portfolio)
Illinois	10.2%
North Carolina	9.5
Texas	8.1
Maryland	6.1
Michigan	5.9
Indiana	4.1
Alabama	4.0
Pennsylvania	4.0
Ohio	3.7
Florida	3.4

Total	59.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$257,577,000	88.2%
31-60 Days	3,000,000	1.0
61-90 Days	15,395,000	5.3
121-150 Days	3,875,000	1.3
over 150 Days	12,270,000	4.2

		100.0%

Average Weighted Maturity - 21 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class	Institutional Class	Service Class	Hilliard Lyons Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.20	1,014.80	1,016.10	1,014.80	1,022.88	1,021.42	1,022.73	1,021.48
Expenses Incurred During Period (10/01/06 — 3/31/07)	2.11	3.57	2.26	3.51	2.12	3.58	2.27	3.52

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.45% and 0.70% for the Institutional, Service, Hilliard Lyons and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

4

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes	83.0%
Municipal Bonds	13.2
Commercial Paper	3.8

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$142,071,000	86.1%
31-60 Days	1,260,000	0.8
61-90 Days	6,611,400	4.0
121-150 Days	5,334,800	3.2
over 150 Days	9,764,700	5.9

		100.0%

Average Weighted Maturity - 28 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.00	1,014.60	1,014.60	1,023.03	1,021.62	1,021.62
Expenses Incurred During Period (10/01/06 — 3/31/07)	1.96	3.37	3.37	1.97	3.38	3.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67% and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes	83.0%
Municipal Bonds	9.6
Commercial Paper	6.2
Municipal Put Bonds	1.2

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$70,725,000	83.0%
31-60 Days	3,050,000	3.6
over 150 Days	11,445,000	13.4

		100.0%

Average Weighted Maturity - 37 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.50	1,015.00	1,014.80	1,023.49	1,021.97	1,021.72
Expenses Incurred During Period (10/01/06 — 3/31/07)	1.51	3.01	3.27	1.51	3.03	3.28

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.60% and 0.65% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes	75.7%
Municipal Bonds	21.4
Municipal Put Bonds	2.9

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$115,885,000	75.7%
8-14 Days	275,000	0.2
15-30 Days	550,000	0.4
31-60 Days	2,795,000	1.8
61-90 Days	6,315,000	4.1
91-120 Days	2,520,000	1.6
121-150 Days	5,900,100	3.9
over 150 Days	18,840,000	12.3

		100.0%

Average Weighted Maturity - 47 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.50	1,015.10	1,015.10	1,023.03	1,021.62	1,021.62
Expenses Incurred During Period (10/01/06 — 3/31/07)	1.96	3.37	3.37	1.97	3.38	3.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67% and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes	88.1%
Commercial Paper	6.5
Municipal Put Bonds	3.5
Municipal Bonds	1.9

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$511,605,000	88.2%
31-60 Days	42,475,000	7.3
61-90 Days	935,000	0.1
91-120 Days	8,650,000	1.5
121-150 Days	3,300,000	0.6
over 150 Days	13,295,000	2.3

		100.0%

Average Weighted Maturity - 16 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.20	1,014.80	1,014.70	1,022.88	1,021.47	1,021.36
Expenses Incurred During Period (10/01/06 — 3/31/07)	2.11	3.52	3.62	2.12	3.53	3.64

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.70% and 0.72% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

FUND PROFILE
Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes	95.1%
Municipal Bonds	4.6
Municipal Put Bonds	0.3

Total	100.0%

Maturity Information
Maturity	Par	Percentage
1-7 Days	$70,065,000	95.1%
31-60 Days	250,000	0.3
61-90 Days	1,440,000	2.0
over 150 Days	1,900,000	2.6

		100.0%

Average Weighted Maturity - 16 days

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses		Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Institutional Class	Service Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.50	1,015.00	1,023.49	1,022.02
Expenses Incurred During Period (10/01/06 — 3/31/07)	1.51	2.96	1.51	2.98

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30% and 0.59% for the Institutional and Service classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

9

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CERTIFICATES OF DEPOSIT — 19.5%
Euro Dollar — 5.0%
Credit Industriel et Commercial
5.32%	04/05/07	$67,400	$67,400,037
5.38%	04/30/07	14,920	14,920,000

			82,320,037

Yankee — 14.5%
Banco Bilbao Vizcaya Argentina, New York
5.31%(b)	05/29/07	25,000	25,000,000
Banque Nationale de Paris, New York
5.34%(b)	07/30/07	21,000	21,000,000
5.27%(b)	10/03/07	15,505	15,505,000
Barclays Bank Plc, New York
5.32%(b)	05/08/07	25,000	25,000,000
HBOs Treasury Services Plc, New York
5.27%(b)	10/03/07	16,430	16,430,000
Mizuho Corporate Bank, New York
5.32%(b)	04/20/07	50,000	50,000,000
Norinchukin Bank, New York
5.33%(b)	04/26/07	65,000	65,000,000
5.32%(b)	05/25/07	19,000	19,000,000

			236,935,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $319,255,037)			319,255,037

COMMERCIAL PAPER — 54.8%
Asset Backed Securities — 27.7%
Beta Finance, Inc.
5.20%	07/30/07	26,145	25,691,384
Cancara Asset Securitization LLC
5.25%	05/14/07	21,738	21,601,685
Greyhawk Funding LLC
5.25%	04/24/07	40,000	39,865,833
Hudson-Thames LLC
5.25%	04/25/07	15,279	15,225,524
5.25%	06/20/07	38,706	38,254,430
5.25%	06/27/07	10,143	10,014,311
Lexington Parker Capital Co.
5.20%	08/09/07	26,670	26,168,715
Liquid Funding Ltd.
5.28%	04/05/07	30,000	29,982,400
North Sea Funding LLC
5.25%	06/20/07	11,875	11,736,458
Nova Notes Program
5.26%	04/04/07	45,700	45,679,968
Sedna Finance, Inc.
5.25%	04/20/07	33,215	33,122,967
Sheffield Receivables
5.26%	04/13/07	50,000	49,912,333
Silver Tower U.S. Funding
5.25%	06/20/07	50,000	49,416,667
Valcour Bay Capital Co. LLC
5.31%	04/13/07	57,240	57,138,685

			453,811,360

Banks — 19.2%
Abbey National N.A. LLC
5.22%	06/06/07	5,070	5,021,480
Allied Irish Bank Plc
5.20%	08/06/07	8,025	7,877,644
ANZ National Ltd.
5.24%	04/24/07	50,000	49,832,611
Bank of America Corp.
5.20%	07/25/07	60,000	59,002,758
Citigroup Funding, Inc.
5.25%	05/22/07	69,000	68,486,813
5.25%	07/05/07	16,000	15,778,334
Macquarie Bank Ltd.
5.22%	08/07/07	25,275	24,805,896
5.22%	08/13/07	4,085	4,005,705
Natexis Banques Populaires
5.20%	08/10/07	8,560	8,397,870
Santander Finance, Inc.
5.20%	07/23/07	10,135	9,969,574
Skandinaviska Enskilda Bank
5.20%	08/08/07	5,790	5,682,009
Societe Generale N.A., Inc.
5.20%	07/23/07	7,620	7,495,744
Swedbank Mortgage AB
5.22%	06/04/07	7,605	7,534,358
Unicredito Italiano Bank, Ireland
5.24%	07/09/07	7,400	7,293,468
5.15%	08/09/07	34,600	33,956,536

			315,140,800

Mortgage Bankers & Correspondents — 4.8%
Countrywide Financial Corp.
5.28%	04/12/07	32,000	31,948,373
5.28%	04/13/07	19,080	19,046,419
5.29%	04/16/07	27,000	26,940,488

			77,935,280

Short-Term Business Credit Institutions — 1.0%
General Electric Capital Services
5.19%	08/21/07	18,000	17,631,510

Telephone Communications — 2.1%
Verizon Communications
5.28%	04/04/07	25,000	24,989,000
5.29%	04/19/07	9,290	9,265,428

			34,254,428

TOTAL COMMERCIAL PAPER (Cost $898,773,378)			898,773,378

MASTER NOTES — 4.6%
Security Brokers & Dealers — 4.6%
Bank of America Securities LLC
5.51%(c)	04/02/07	15,250	15,250,000
Morgan Stanley Mortgage Capital, Inc.
5.61%(c)(d)	04/02/07	59,926	59,926,000

TOTAL MASTER NOTES (Cost $75,176,000)			75,176,000

VARIABLE RATE OBLIGATIONS — 22.0%
Asset Backed Securities — 1.3%
Arkle Master Issuer Plc
5.30%(c)(e)	04/17/07	4,200	4,200,000
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
VARIABLE RATE OBLIGATIONS (Continued)
Asset Backed Securities (Continued)
Cullinan Finance Corp.
5.28%(c)	04/25/07	$5,000	$4,999,764
Racers Trust Series
5.34%(c)(e)	04/23/07	11,360	11,360,000

			20,559,764

Banks — 9.3%
Commonwealth Bank, Australia
5.36%(c)(e)	04/30/07	63,000	63,020,530
HBOs Treasury Services Plc
5.42%(c)(e)	06/25/07	65,000	65,000,000
Westpac Banking Corp.
5.40%(c)	06/11/07	24,250	24,250,000

			152,270,530

Life Insurance — 5.1%
MetLife Global Funding I
5.42%(c)(e)	04/30/07	15,000	15,000,000
Principal Life Income Fundings Trust
5.36%(c)	06/07/07	9,400	9,403,835
Transamerica Occidental Life Insurance Co.
5.50%(c)(d)	06/01/07	60,000	60,000,000

			84,403,835

Municipal Bonds — 1.5%
De Kalb County Development Authority University RB Series 1995B DN
5.32%(c)	04/09/07	3,375	3,375,000
North Myrtle Beach Corp. RB Series 2005 DN (National Bank of South Carolina LOC)
5.36%(c)	04/09/07	5,907	5,907,000
South Central Texas IDRB Series 1990 DN (Bank One N.A. LOC)
5.34%(c)	04/09/07	14,800	14,800,000

			24,082,000

Personal Credit Institutions — 2.7%
General Electric Capital Corp.
5.44%(c)	04/17/07	45,000	45,000,000

Security Brokers & Dealers — 2.1%
Goldman Sachs Group, Inc.
5.56%(c)(d)(e)	04/02/07	34,850	34,850,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $361,166,129)			361,166,129

REPURCHASE AGREEMENTS — 1.1%
Deutsche Bank Securities Inc.
5.38%	04/02/07	19,001	19,001,000

(Agreement dated 03/30/07 to be repurchased at $19,009,519, collateralized by $19,923,000 Federal National Mortgage Assoc. Medium Term Notes 5.63% due 04/19/35. The value of the collateral is $19,571,730.)

TOTAL REPURCHASE AGREEMENTS (Cost $19,001,000)			19,001,000

			VALUE
TOTAL INVESTMENTS IN SECURITIES — 102.0% (Cost $1,673,371,544(a))			$1,673,371,544
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%			(32,844,310)

NET ASSETS — 100.0%			$1,640,527,234

(a)	Aggregate cost for federal income tax purposes.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Illiquid Security. As of March 31, 2007, the Portfolio held 9.4% of its net assets, with a current market value of $154,776,000, in illiquid securities.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 11.8% of its net assets, with a current market value of $193,430,530, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
REPURCHASE AGREEMENTS — 100.2%
Deutsche Bank Securities Inc.
5.10%	04/02/07	$60,000	$60,000,000

(Agreement dated 03/30/07 to be repurchased at $60,025,500, collateralized by $104,614,006 U.S. Treasury Strips and Strip Principals 0.00% due 05/15/17 to 05/15/20. The value of the collateral is $61,200,000.)

Greenwich Capital Markets, Inc.
5.15%	04/02/07	87,000	87,000,000
(Agreement dated 03/30/07 to be repurchased at $87,037,338, collateralized by $69,255,000 U.S. Treasury Inflation Indexed Securities 3.63% due 01/15/08. The value of the collateral is $88,742,719.)
Greenwich Capital Markets, Inc.
5.20%	04/11/07	15,000	15,000,000
(Agreement dated 01/11/07 to be repurchased at $15,195,000, collateralized by $11,945,000 U.S. Treasury Inflation Indexed Securities 3.63% due 01/15/08. The value of the collateral is $15,306,213.)
J.P. Morgan Securities Inc.
5.08%	04/02/07	10,000	10,000,000
(Agreement dated 03/30/07 to be repurchased at $10,004,233, collateralized by $26,510,000 U.S. Treasury Strip Principals 6.75% due 08/15/26. The value of the collateral is $10,201,844.)
Lehman Brothers Inc.
5.12%	04/02/07	100,000	100,000,000
(Agreement dated 03/30/07 to be repurchased at $100,042,667, collateralized by $76,930,000 U.S. Treasury Bonds 7.63% due 11/15/22. The value of the collateral is $102,004,244.)
Morgan Stanley & Co., Inc.
5.12%	04/02/07	44,389	44,389,000

(Agreement dated 03/30/07 to be repurchased at $44,407,939, collateralized by $51,442,000 U.S. Treasury Notes, Bonds and Strip Principals 0.00% to 4.50% due 06/07/07 to 11/15/16. The value of the collateral is $45,542,194.)

UBS Securities LLC
5.20%	04/10/07	40,000	40,000,000
(Agreement dated 01/10/07 to be repurchased at $40,520,000, collateralized by $151,575,000 U.S. Treasury Strips 0.00% due 08/15/34. The value of the collateral is $40,800,958.)
UBS Securities LLC
5.22%	04/30/07	50,000	50,000,000
(Agreement dated 03/01/07 to be repurchased at $50,435,000, collateralized by $135,835,000 U.S. Treasury Strip Principals 6.63% due 02/15/27. The value of the collateral is $51,000,613.)

TOTAL REPURCHASE AGREEMENTS (Cost $406,389,000)			406,389,000

TOTAL INVESTMENTS IN SECURITIES — 100.2% (Cost $406,389,000(a))			406,389,000
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(726,743)

NET ASSETS — 100.0%			$405,662,257

(a)	Aggregate cost for federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 98.8%
Alabama — 4.0%
Alabama Housing Financing Authority Single Family Mortgages RB Series 2006H AMT DN (Bayerische Landesbank Girozentrale Guaranty)
3.80%(b)	04/09/07	$3,000	$3,000,000
Alexander City Industrial Board IDRB (Precision Millwork Project) Series 2000 AMT DN (Wachovia Bank N.A. LOC)
3.76%(b)	04/09/07	905	905,000
Geneva County Health Care Authority RB Series 2001 DN (Wachovia Bank N.A. LOC)
3.71%(b)	04/09/07	2,833	2,833,000
Jefferson County GO Warrants Series 2001B DN (J.P. Morgan Chase & Co. Guaranty, Bayerische Landesbank Girozentrale SBPA)
3.75%(b)	04/02/07	4,900	4,900,000

			11,638,000

Alaska — 0.7%
Valdez Marine Terminal RB (Phillips Transportation, Inc. Project) Series 2002 DN (ConocoPhillips Co. Guaranty)
3.77%(b)	04/09/07	2,230	2,230,000

Arizona — 3.3%
Arizona School District COP Series 2006 TAN
4.50%	07/30/07	385	386,116
Tierra Antigua Certificates RB Series 2006-1 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities)
3.90%(b)(c)	04/09/07	7,777	7,777,000
Yavapai County IDRB (Yavapia Regional Medical Center Project) Series 1997B DN (FSA Insurance, Dexia Credit Local SBPA)
3.65%(b)	04/09/07	1,400	1,400,000

			9,563,116

Arkansas — 0.8%
Little Rock Residential Housing & Public Facilities Board Capital Improvement RB (Park Systems Project) Series 2001 DN (Bank of America N.A. LOC)
3.75%(b)	04/09/07	2,240	2,240,000

California — 1.0%
California PCRB Solid Waste Disposal RB (Republic Services, Inc. Project) Series 2003 AMT DN (Republic Services, Inc. Guaranty)
4.04%(b)	04/09/07	3,000	3,000,000

Colorado — 3.3%
Colorado Highway Authority RB (E-470 Project) Series 2006Z-9 DN (MBIA Insurance, The Goldman Sachs Group, Inc. Liquidity Facility)
3.71%(b)(c)	04/09/07	3,031	3,031,000
Colorado Regional Transportation District Sales Tax RB Eagle Trust Receipts Series 2006A-0128 DN (AMBAC Insurance, Citibank N.A. LOC)
3.72%(b)(c)	04/09/07	3,000	3,000,000
Lower Colorado River Authority RB Merlots Trust Receipts Series 2000 DN (FSA Insurance, Wachovia Bank N.A. SBPA)
3.69%(b)(c)	04/09/07	1,900	1,900,000
Sterling Park Certificates RB Series 2006-6 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities)
3.90%(b)(c)	04/09/07	1,817	1,817,000

			9,748,000

Connecticut — 0.2%
Belmont County GO Series 2007 BAN
4.00%	03/13/08	500	501,141

Delaware — 3.3%
Delaware Economic Development Authority RB (Catholic Diocese of Wilmington Project) Series 2002 DN (Allied Irish Bank Plc LOC)
3.77%(b)	04/09/07	7,700	7,700,000
Delaware Economic Development Authority RB (St. Anne’s Episcopal School Project) Series 2001 DN (Wilmington Trust Co. LOC)
3.77%(b)	04/09/07	1,970	1,970,000

			9,670,000

District of Columbia — 2.8%
District of Columbia Ballpark RB Municipal Products, Inc. Trust Certificates Series 2006I-5 DN (FGIC Insurance, Royal Bank of Canada Liquidity Facility)
3.69%(b)(c)	04/09/07	8,365	8,365,000

Florida — 3.4%
Greater Orlando Aviation Authority RB (Special Purpose Cessna Aircraft Project) Series 2001 AMT DN (Textron, Inc. Guaranty)
4.76%(b)	04/09/07	3,400	3,400,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Florida (Continued)
Hillsborough County RB (Florida Health Science Center Project) Series 2006 ROC-RR-II-R-646CE DN (Citibank N.A. Guaranty, Citibank N.A. Liquidity Facility)
3.71%(b)(c)	04/09/07	$3,400	$3,400,000
Lee County IDRB (Raymond Building Supply Corp. Project) Series 1997 AMT DN (SunTrust Bank LOC)
3.80%(b)	04/09/07	1,225	1,225,000
Putnam County Development Authority PCRB (Seminole Electric Co-op Project) Series 1984D DN (National Rural Utilities LOC)
3.53%(b)	06/15/07	2,000	2,000,000

			10,025,000

Illinois — 9.9%
Flora RB (Heritage Woods Project) Series 2001 AMT DN (LaSalle Bank N.A. LOC)
3.84%(b)	04/09/07	2,750	2,750,000
Harvard Multi-Family Housing RB (Northfield Court Project) Series 1999 AMT DN (Fifth Third Bank N.A. LOC)
3.81%(b)	04/09/07	7,350	7,350,000
Illinois Highway Authority Toll RB Putters Series 2006-1355 DN (FSA Insurance, J.P. Morgan Chase & Co. Liquidity Facility)
3.70%(b)(c)	04/09/07	5,650	5,650,000
Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB Municipal Securities Trust Certificates Series 2005A-224 DN (MBIA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.71%(b)(c)	04/09/07	600	600,000
Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB Series 2005Z-5 TOCS DN (MBIA Insurance, The Goldman Sachs Group, Inc. Liquidity Facility)
3.71%(b)(c)	04/09/07	2,310	2,310,000
Metropolitan Pier & Exposition Authority RB Putters Series 2006-1508 DN (MBIA Insurance, J.P. Morgan Chase & Co. Liquidity Facility)
3.71%(b)(c)	04/09/07	3,480	3,480,000
Quad Cities Regional Economic Development Authority RB (Whitey’s Ice Cream Manufacturing Project) Series 1995 AMT DN (Bank One N.A. LOC)
4.15%(b)	04/09/07	575	575,000
Rockford RB (Fairhaven Christian Center Project) Series 2000 DN (J.P. Morgan Chase & Co. LOC)
3.95%(b)	04/09/07	1,310	1,310,000
Roselle Village IDRB (Abrasive-Form, Inc. Project) Series 1995 AMT DN (ABN-AMRO Bank N.V. LOC)
3.80%(b)	04/09/07	900	900,000
University of Illinois RB Eagle Trust Receipts Series 2006A-0124 DN (MBIA Insurance, Citibank N.A. LOC)
3.72%(b)(c)	04/09/07	4,300	4,300,000

			29,225,000

Indiana — 4.1%
Dekko Foundation Educational Facilities RB Series 2001 DN (Bank One N.A. LOC)
3.95%(b)	04/09/07	2,300	2,300,000
Elkhart County Industrial Hospital Authority RB (Oaklawn Center Project) Series 2006 DN (Citizens Financial Group LOC)
3.70%(b)	04/09/07	3,385	3,385,000
Hendricks County Industrial Redevelopment Commission Tax Increment RB (Heartland Crossing Project) Series 2000A DN (Huntington National Bank LOC)
3.80%(b)	04/09/07	2,600	2,600,000
Indiana Housing & Community Development Authority Single Family Mortgages RB Series 2006E-2 AMT RAN (Rabobank Guaranty)
3.62%	12/20/07	2,500	2,500,000
Indiana Transportation Finance Authority Highway RB Series 2004B-21 DN (FGIC Insurance, Wachovia Bank N.A. SBPA)
3.69%(b)(c)	04/09/07	100	100,000
Monroe County IDRB (Griner Engineering, Inc. Project) Series 1997 AMT DN (Fifth Third Bank N.A. LOC)
3.88%(b)	04/09/07	501	501,000
South Bend Economic Development Authority RB (SGW Realty LLC Project) Series 1998 DN (Fifth Third Bank N.A. LOC)
3.83%(b)	04/09/07	700	700,000

			12,086,000

Iowa — 1.2%
Iowa GO Series 2006 TRAN
4.25%	06/29/07	2,500	2,504,312

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Iowa (Continued)
Urbandale IDRB (Meredith Drive Assoc. Project) Series 1985 DN (Wells Fargo Bank N.A. LOC)
3.76%(b)	04/09/07	$1,000	$1,000,000

			3,504,312

Kentucky — 0.7%
Louisville & Jefferson Counties Metropolitan Government Health System RB (Norton Healthcare, Inc. Project) Series 2006 ROC-RR-II-R-651CE DN (Citibank N.A. Guaranty, Citibank N.A. Liquidity Facility)
3.71%(b)(c)	04/09/07	365	365,000
Newport Industrial Building RB (Newport Holdings Project) Series 2001A AMT DN (Huntington National Bank LOC)
3.96%(b)	04/09/07	1,600	1,600,000

			1,965,000

Louisiana — 2.4%
Louisiana GO Merlots Trust Receipts Series 2006C-04 DN (FSA Insurance, Bank of New York SBPA)
3.69%(b)(c)	04/09/07	2,000	2,000,000
Louisiana Local Government Environmental Facilities Community Development Authority RB (Capital Projects & Equipment Acquisition Program) Series 2007 DN (AMBAC Insurance, J.P. Morgan Chase & Co. SBPA)
3.75%(b)	04/09/07	5,000	5,000,000

			7,000,000

Maryland — 6.1%
Baltimore County RB (Odyssey School Facility Project) Series 2001 DN (M&T Bank Corp. LOC)
3.73%(b)	04/09/07	2,670	2,670,000
Baltimore County RB (St. Paul’s School for Girls Facility Project) Series 2000 DN (M&T Bank Corp. LOC)
3.70%(b)	04/09/07	1,490	1,490,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999A DN (M&T Bank Corp. LOC)
3.68%(b)	04/09/07	2,265	2,265,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999B DN (M&T Bank Corp. LOC)
3.68%(b)	04/09/07	1,350	1,350,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2001 DN (M&T Bank Corp. LOC)
3.73%(b)	04/09/07	2,260	2,260,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2002 DN (M&T Bank Corp. LOC)
3.68%(b)	04/09/07	1,900	1,900,000
Maryland Health & Higher Education Facilities Authority RB (Adventist Healthcare Project) Series 2003B DN (M&T Bank Corp. LOC)
3.66%(b)	04/09/07	5,940	5,940,000

			17,875,000

Massachusetts — 1.0%
Commonwealth of Massachusetts GO Merlots Trust Receipts Series 2002A-9 DN (FSA Insurance, Wachovia Bank N.A. SBPA)
3.68%(b)(c)	04/09/07	1,485	1,485,000
Melrose GO Series 2006 BAN
4.35%	08/09/07	1,355	1,358,305

			2,843,305

Michigan — 5.9%
Detroit Economic Development Corp. RB (E.H. Assoc. Ltd. Project) Series 2002 DN (First Federal Bank of Northern Michigan LOC)
3.73%(b)	04/09/07	2,975	2,975,000
Detroit Sewer Authority RB Municipal Products, Inc. Trust Receipts Series 2006I-2 DN (FSA Insurance, Royal Bank of Canada LOC)
3.70%(b)(c)	04/09/07	2,495	2,495,000
Michigan Building Authority RB Municipal Securities Trust Certificates Series 2006A-283 DN (FGIC Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.71%(b)(c)	04/09/07	3,065	3,065,000
Michigan Strategic Fund (Dow Chemical Co. Project) AMT TECP
3.73%	04/03/07	1,100	1,100,000
Michigan Strategic Fund Limited Obligation RB (Horizons of Michigan Project) Series 2001 DN (Huntington National Bank LOC)
3.85%(b)	04/09/07	1,365	1,365,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Michigan (Continued)
Michigan Strategic Fund Limited Obligation RB (Surefil Properties LLC Project) Series 2006 AMT DN (Huntington National Bank LOC)
3.90%(b)	04/09/07	$4,300	$4,300,000
Wayne St. University Michigan RB Munitops Trust Certificates Series 2006-61 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	2,000	2,000,000

			17,300,000

Mississippi — 1.2%
Mississippi Development Bank Special Obligation RB (Correctional Facilities Project) Series 2002 DN (AMBAC Insurance, AmSouth Bank of Alabama SBPA)
3.75%(b)	04/09/07	3,575	3,575,000

Missouri — 3.4%
Bi-State Development Agency Metropolitan District RB (Metrolink Cross County Project) Series 2002A DN (FSA Insurance, WestLB AG SBPA)
3.67%(b)	04/09/07	5,200	5,200,000
St. Charles County IDRB (Trinity Manufacturing LLC Project) Series 2006 AMT DN (Marshall & Ilsley Bank LOC)
3.75%(b)	04/09/07	300	300,000
Taney County IDRB (Keeter Heights Project) Series 2006 AMT DN (U.S. Bank N.A. LOC)
3.79%(b)	04/09/07	4,500	4,500,000

			10,000,000

Multi-State — 0.3%
Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Multiple Insurances, Societe Generale Group SBPA)
3.78%(b)(c)	04/09/07	975	975,000

Nevada — 1.3%
Clark County Airport RB Munitops Trust Certificates Series 2005-56 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA)
3.69%(b)(c)	05/24/07	1,000	1,000,000
Clark County Economic Development RB (Lutheran Secondary School Assoc. Project) Series 2000 DN (M&T Bank Corp. LOC)
3.66%(b)	04/09/07	1,400	1,400,000
Reno Capital Improvement RB Municipal Securities Trust Certificates Series 2002A DN (FGIC Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.70%(b)(c)	04/09/07	1,390	1,390,000

			3,790,000

New York — 0.9%
Rockland County IDRB (Northern River Assisted Living Project) Series 1999 DN (M&T Bank Corp. LOC)
3.70%(b)	04/09/07	2,765	2,765,000

North Carolina — 9.4%
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	2,100	2,100,000
Charlotte-Mecklenburg Hospital Authority RB (North Carolina Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility)
3.69%(b)(c)	04/09/07	300	300,000
Fayetteville Public Works Commission RB Series 2003 DN (Dexia Credit Local SBPA)
3.66%(b)	04/09/07	1,400	1,400,000
Guilford County Industrial Facilities PCRB (Recreational Facilities-YMCA Project) Series 2002 DN (Branch Banking & Trust Co. LOC)
3.68%(b)	04/09/07	1,625	1,625,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC)
3.66%(b)	04/09/07	400	400,000
North Carolina Capital Facilities Finance Agency RB (Duke University Project) Eagle Trust Receipts Series 2006A-0131 DN (Citibank N.A. Liquidity Facility)
3.72%(b)(c)	04/09/07	5,000	5,000,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA)
3.69%(b)(c)	04/09/07	300	300,000
North Carolina Medical Care Commission Health Care Facilities RB (First Mortgage-Carol Woods Project) Series 2001 DN
3.80%(b)	04/02/07	100	100,000
North Carolina Medical Care Commission Health Care Facilities RB Municipal Products, Inc. Trust Receipts Series 2007I-23 DN (Royal Bank of Canada Liquidity Facility)
3.71%(b)(c)	04/09/07	1,500	1,500,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROCS-RR-II-R-811 DN (Citigroup Financial Products Liquidity Facility)
3.71%(b)(c)	04/09/07	5,500	5,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
North Carolina Medical Care Commission Hospital RB (Baptist Hospitals Project) Series 2000 DN (Wachovia Bank N.A. LOC)
3.65%(b)	04/09/07	$800	$800,000
North Carolina Medical Care Commission Hospital RB (Lincoln Health System Project) Series 1996A DN (Bank of America N.A. LOC)
3.66%(b)	04/09/07	1,720	1,720,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.68%(b)	04/09/07	1,300	1,300,000
University of North Carolina RB Munitops Trust Certificates Series 2005-52 DN (ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	2,700	2,700,000
Wake County Housing Finance Authority RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC)
3.76%(b)	04/09/07	2,400	2,400,000
Winston-Salem Water & Sewer Systems RB Series 2002C DN (Dexia Credit Local LOC)
3.67%(b)	04/09/07	575	575,000

			27,720,000

Ohio — 3.7%
Butler Hospital Facilities RB (Ucpha, Inc. Project) Series 2004 DN (Huntington Capital LOC)
3.75%(b)	04/09/07	1,700	1,700,000
Darke County GO Series 2006A BAN
4.25%	06/28/07	700	700,906
Darke County GO Series 2006 BAN
4.50%	06/28/07	1,000	1,001,508
Delaware County GO Series 2006 BAN
4.75%	06/13/07	500	501,032
Harrison Township GO (Fire Department Project) Series 2006 BAN
3.85%	10/11/07	1,000	1,001,018
Huber Heights GO (Real Estate Project) Series 2006 BAN
4.00%	08/16/07	1,000	1,000,417
Newark GO Series 2007 BAN
3.85%	01/11/08	1,125	1,127,117
Ohio Higher Educational Facility Community RB Series 2000C DN (Fifth Third Bank N.A. LOC)
3.73%(b)	04/09/07	665	665,000
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC)
4.00%(b)	04/09/07	310	310,000
Pepper Pike GO Series 2006 BAN
4.00%	05/31/07	1,000	1,000,396
Sharonville GO Series 2007 BAN
4.25%	02/20/08	460	461,971
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC)
3.73%(b)	04/09/07	1,270	1,270,000

			10,739,365

Pennsylvania — 3.9%
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN
3.67%(b)	04/09/07	2,500	2,500,000
Harrisburg Authority School RB (Harrisburg Project) Series 2003 DN (AMBAC Insurance, WestLB AG Liquidity Facility)
3.65%(b)	04/09/07	3,200	3,200,000
Lehigh County General Purpose Authority RB Series 2007 ROCS-RR-II-R-862CE DN (Citibank N.A. Liquidity Facility, Citibank N.A. Guaranty)
3.71%(b)(c)	04/09/07	2,300	2,300,000
University of Pittsburgh of the Commonwealth Systems of Higher Education RB (University Capital Project) Series 2007A DN
3.62%(b)	04/09/07	1,600	1,600,000
Venango IDRB (Scrubgrass Project) AMT TECP (Credit Local LOC)
3.70%	05/03/07	2,000	2,000,000

			11,600,000

Puerto Rico — 1.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority RB Series 2007 ROCS-RR-II-R-771CE DN (Citigroup Financial Products Liquidity Facility, Citigroup Global Markets Holdings, Inc. Guaranty)
3.71%(b)(c)	04/09/07	4,900	4,900,000

Rhode Island — 1.0%
Rhode Island & Providence Plantations GO Series 2006 TAN
4.25%	06/29/07	3,000	3,005,325

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
South Carolina — 1.9%
Greenville County School District RB UBS Municipal Certificates Series 2006-02 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)
3.69%(b)(c)	04/09/07	$1,850	$1,850,000
Greenwood County Exempt Facility IDRB (Fuji Photo Film Project) Series 2004 AMT DN (Fuji Film Corp. Guaranty)
3.83%(b)	04/09/07	1,500	1,500,000
Medical University Hospital Authority RB Series 2005A-5 DN (MBIA Insurance, Bank of America N.A. SBPA)
3.70%(b)(c)	04/09/07	2,230	2,230,000

			5,580,000

Tennessee — 1.9%
Municipal Energy Acquistion Corp. of Tennessee Gas RB Series 2006-1578 DN (Morgan Guaranty Trust LOC)
3.71%(b)(c)	04/09/07	5,550	5,550,000

Texas — 8.1%
Brazos River (Dow Chemical Co. Project) TECP
3.73%	04/03/07	1,000	1,000,000
Dallas ISD Building GO Munitops Trust Certificates Series 2006-8 DN (PSF Guaranty, ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	3,000	3,000,000
Houston Water & Sewer System RB Municipal Securities Trust Certificates Series 2006A-5015 MB (MBIA Insurance, Branch Banking & Trust Co. Liquidity Facility)
3.85%(b)(c)	06/21/07	1,695	1,695,000
Hutto ISD GO Series 2007-1001 DN (PSF Guaranty, Bank of New York SBPA)
3.70%(b)(c)	04/09/07	1,000	1,000,000
Lower Neches Valley Authority PCRB (Chevron USA, Inc. Project) Series 1987 DN (Chevron Corp. Guaranty)
3.73%(b)	08/15/07	1,135	1,135,000
Midlothian ISD GO Putters Series 2006-1493 DN (PSF Guaranty, J.P. Morgan Chase & Co. Liquidity Facility)
3.71%(b)(c)	04/09/07	3,535	3,535,000
Texas GO Eagle Trust Receipts Series 2006A-0126 DN (Citibank N.A. Liquidity Facility)
3.72%(b)(c)	04/09/07	5,700	5,700,000
Texas GO Series 2006 TRAN
4.50%	08/31/07	6,685	6,710,357

			23,775,357

Ultah — 1.2%
Intermountain Power Agency Power Supply RB Series 1985F DN (AMBAC Insurance, Morgan Stanley Group SBPA)
3.55%(b)	06/01/07	3,000	3,000,000
Weber County Hospital RB Series 2000B DN (WestLB AG SBPA)
3.77%(b)	04/02/07	500	500,000

			3,500,000

Virginia — 1.5%
Chesapeake Bay Bridge & Tunnel Commonwealth District RB Merlots Trust Receipts Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility)
3.69%(b)(c)	04/09/07	695	695,000
Norfolk Redevelopment & Housing Authority Multi-Family Housing RB (Residential Rental Project) Series 2003 AMT DN (SunTrust Bank LOC)
3.81%(b)	04/09/07	1,968	1,968,000
Virginia College Building Authority RB Series 2003-379 DN (J.P. Morgan Chase & Co. LOC)
3.72%(b)(c)	04/09/07	1,875	1,875,000

			4,538,000

Washington — 1.8%
Washington Economic Development Finance Authority RB Series 2006-1531 DN (Morgan Stanley Group LOC)
3.69%(b)(c)	04/09/07	1,430	1,430,000
Washington GO Putters Series 2006-1492 DN (AMBAC Insurance, J.P. Morgan Chase & Co. SBPA)
3.72%(b)(c)	04/09/07	1,355	1,355,000
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007A DN (KeyBank N.A. LOC)
3.69%(b)	04/09/07	1,000	1,000,000
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007B DN (KeyBank N.A. LOC)
3.69%(b)	04/09/07	1,000	1,000,000
Yakima County Public Corp. RB (Michelsen Packaging Co. Project) Series 2000 AMT DN (Bank of America N.A. LOC)
3.76%(b)	04/09/07	405	405,000

			5,190,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Wisconsin — 1.5%
Amery IDRB (Plastech Corp. Project) Series 1997 AMT DN (U.S. Bank N.A. LOC)
3.90%(b)	04/09/07	$2,000	$2,000,000
Mequon IDRB (Johnson Level GRW Investment Project) Series 1995 AMT DN (Bank One N.A. LOC)
4.00%(b)	04/09/07	465	465,000
Sheboygan Falls IDRB (HTT, Inc. Project) Series 2007A AMT DN (U.S. Bank N.A. LOC)
3.69%(b)	04/09/07	1,890	1,890,000

			4,355,000

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 98.8% (Cost $290,336,921)			290,336,921

AFFILIATED INVESTMENTS — 0.6%
Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)
3.70%(b)(c)(d)	04/09/07	1,330	1,330,000
Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB P-Float Trust Receipts Series 2005 PZ-44 DN (MBIA Insurance, Merrill Lynch Capital Services SBPA)
3.72%(b)(c)(d)	04/09/07	500	500,000

TOTAL AFFILIATED INVESTMENTS (Cost $1,830,000)			1,830,000

TOTAL INVESTMENTS IN SECURITIES — 99.4% (Cost $292,166,921(a))			292,166,921
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			1,826,151

NET ASSETS — 100.0%			$293,993,072

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 39.7% of its net assets, with a current market value of $116,850,000, in securities restricted as to resale.
(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 86.1%
New Jersey — 84.6%
Berkeley Heights GO Series 2006 BAN
4.50%	06/28/07	$1,611	$1,614,018
Bordentown Township GO Series 2006 BAN
4.25%	11/01/07	500	501,554
Clark Township GO Series 2007 BAN
4.00%	03/28/08	450	451,329
East Brunswick GO Series 2006 BAN
4.25%	10/11/07	1,800	1,805,968
Freehold Township GO Series 2006 BAN
4.25%	08/01/07	1,400	1,403,196
Hudson County Improvement Authority RB (Essential Purpose Pooled Government Project) Series 1986 DN (Bank of New York LOC)
3.57%(b)	04/09/07	3,200	3,200,000
Jackson Township GO Series 2006 BAN
4.00%	12/06/07	1,400	1,403,869
Kinnelon GO Series 2007 BAN
4.25%	02/29/08	290	291,047
Manalapan Township GO Series 2006 BAN
4.38%	08/10/07	2,390	2,394,743
Mercer County Improvement Authority RB (Atlantic Foundation Project) Series 1998 DN (Bank of America N.A. LOC)
3.71%(b)	04/09/07	7,900	7,900,000
New Jersey Economic Development Authority Multi-Mode IDRB (V&S Amboy Galvanizing LLC Project) Series 1999 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	1,805	1,805,000
New Jersey Economic Development Authority RB (Airis Newark LLC Project) Series 1998 AMT DN (Kredietbank LOC)
3.64%(b)	04/09/07	2,400	2,400,000
New Jersey Economic Development Authority RB (Applewood Estates Project) Series 2005 DN (Commerce Bank N.A. LOC)
3.57%(b)	04/09/07	3,700	3,700,000
New Jersey Economic Development Authority RB (Cedar Crest Village, Inc. Project) Series 2006B DN (Bank of New York LOC)
3.65%(b)	04/09/07	3,200	3,200,000
New Jersey Economic Development Authority RB (Facilities Construction Project) Series 2006R-1 DN
3.72%(b)	04/02/07	3,300	3,300,000
New Jersey Economic Development Authority RB (Frisch School Project) Series 2006 DN (Princeton University Guaranty)
3.62%(b)	04/09/07	1,550	1,550,000
New Jersey Economic Development Authority RB (Hamilton Industrial Development Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.72%(b)	04/09/07	1,440	1,440,000
New Jersey Economic Development Authority RB (Jacea LLC Project) Series 2004 DN (Wachovia Bank N.A. LOC)
3.77%(b)	04/09/07	3,330	3,330,000
New Jersey Economic Development Authority RB (Macon Trust Project) Series 2005H DN (FGIC Insurance, Bank of America N.A. LOC)
3.68%(b)(c)	04/09/07	625	625,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.70%(b)	04/09/07	2,940	2,940,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.70%(b)	04/09/07	1,285	1,285,000
New Jersey Economic Development Authority RB (Paddock Realty LLC Project) Series 2006 AMT DN (Wells Fargo Bank N.A. LOC)
3.85%(b)	04/09/07	1,300	1,300,000
New Jersey Economic Development Authority RB (Pennington Montessori School Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.77%(b)	04/09/07	1,085	1,085,000
New Jersey Economic Development Authority RB (Stuart Country Day School Project) Series 2002 DN (M&T Bank Corp. LOC)
3.60%(b)	04/09/07	1,645	1,645,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
New Jersey Economic Development Authority RB (Thermal Energy LP Project) Series 1995 AMT DN (Bank One N.A. LOC)
3.68%(b)	04/09/07	$800	$800,000
New Jersey Economic Development Authority RB Series 2004 ROCS-RR-II-R-309 DN (Assured Guaranty Ltd. Insurance, Citibank N.A. SBPA)
3.71%(b)(c)	04/09/07	5,565	5,565,000
New Jersey Economic Development Authority RB Series 2006 DN (Morgan Stanley Group LOC)
3.67%(b)(c)	04/09/07	1,100	1,100,000
New Jersey Economic Development Authority RB (J. James Realty Co. Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC)
3.77%(b)	04/09/07	470	470,000
New Jersey Economic Development Authority Water Facilities RB (United Water New Jersey, Inc. Project) Series 1996A DN (AMBAC Insurance)
3.70%(b)	04/02/07	2,100	2,100,000
New Jersey Educational Facilities Authority RB (Princeton University Project) Series 2002B DN
3.73%(b)	04/02/07	5,100	5,100,000
New Jersey Environmental Infrastructure Trust RB (ENCAP Golf Holdings LLC Project) Series 2005 AMT DN (Wachovia Bank N.A. LOC)
3.66%(b)	04/09/07	7,900	7,900,000
New Jersey Environmental Infrastructure Trust RB Series 2004-585 AMT DN (J.P. Morgan Chase & Co. SBPA)
3.72%(b)(c)	04/09/07	3,990	3,990,000
New Jersey GO Series 2006 TRAN
4.50%	06/22/07	5,000	5,011,306
New Jersey Health Care Facilities Financing Authority RB (St. Joseph’s Project) Series 2003A-6 DN (Valley National Bank LOC)
3.65%(b)	04/09/07	1,105	1,105,000
New Jersey Health Care Facilities Financing Authority RB Series 2004-943 DN (FGIC Insurance, Morgan Stanley Group Liquidity Facility)
3.67%(b)(c)	04/09/07	4,186	4,186,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2005-1012 DN (FGIC Insurance, Morgan Stanley Group Liquidity Facility)
3.71%(b)(c)	04/09/07	1,380	1,380,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2006A AMT DN (FSA Insurance, Lloyds TSB Bank Plc SBPA)
3.67%(b)	04/09/07	1,000	1,000,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2006D AMT DN (FGIC Insurance, Lloyds TSB Bank Plc SBPA)
3.68%(b)	04/09/07	6,000	6,000,000
New Jersey Housing & Mortgage Finance Agency RB Merlots Trust Receipts Series 2000A-2 DN (MBIA Insurance, Wachovia Bank N.A. SBPA)
3.73%(b)(c)	04/09/07	625	625,000
New Jersey Sports & Exposition Authority State Contract RB Series 1992C DN (MBIA Insurance, Credit Suisse SBPA)
3.57%(b)	04/09/07	3,500	3,500,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Municipal Securities Trust Certificates Series 2006C DN (MBIA Insurance)
3.71%(b)(c)	04/09/07	2,020	2,020,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Municipal Trust Receipts Series 2006 DN (Lehman Liquidity Co. Liquidity Facility)
3.67%(b)(c)	04/09/07	1,000	1,000,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Municipal Trust Receipts Series 2006D-P63 DN (Lehman Liquidity Co. Liquidity Facility)
3.67%(b)(c)	04/09/07	4,100	4,100,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Series 2006 ROC-RR-II-R-684Z DN (AMBAC Insurance, Citibank N.A. Liquidity Facility)
3.71%(b)(c)	04/09/07	590	590,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Series 2006Z DN (FSA Insurance)
3.71%(b)(c)	04/09/07	3,300	3,300,000
New Jersey Turnpike Authority RB Series 2003C-1 DN (Landesbank Hessen-Thuringen Girozentrale LOC)
3.63%(b)	04/09/07	4,400	4,400,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
Newark Housing Authority RB Municipal Securities Trust Certificates Series 2007-5030 DN (MBIA Insurance, Branch Banking & Trust Co. Liquidity Facility)
3.68%(b)(c)	04/09/07	$1,485	$1,485,000
North Bergen Township Municipal Sewer Utilities Authority RB Series 2007 MB
4.25%	01/15/08	1,000	1,004,369
North Brunswick Township GO Series 2006 BAN
4.00%	11/09/07	1,175	1,177,008
Ocean City GO Series 2007 BAN
4.00%	03/14/08	400	401,209
Port Authority of New York & New Jersey RB Eagle Trust Receipts Series 2006A-107 AMT DN (Landesbank Hessen-Thuringen Girozentrale Liquidity Facility)
3.73%(b)(c)	04/09/07	2,000	2,000,000
Port Authority of New York & New Jersey RB Putters Series 2005-1089 DN (CIFG IXIS Financial Guaranty Insurance, J.P. Morgan Chase & Co. SBPA)
3.75%(b)(c)	04/09/07	1,750	1,750,000
Port Authority of New York & New Jersey RB Series 2006-1546 DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.69%(b)(c)	04/09/07	1,300	1,300,000
Port Authority of New York & New Jersey TECP
3.62%	04/02/07	5,050	5,050,000
3.64%	05/04/07	1,260	1,260,000
Randolph Township GO Series 2007 BAN
4.00%	08/21/07	800	801,105
Rutgers State University RB Series 2002A DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.73%(b)	04/02/07	3,200	3,200,000
Salem County Pollution Control Financing Authority RB (Atlantic City Electric Co. Project) Series 1997B AMT DN (Bank of New York LOC)
3.70%(b)	04/09/07	890	890,000
University Medicine & Dentistry RB Series 2002B DN (AMBAC Insurance, Fleet National Bank SBPA)
3.65%(b)	04/09/07	800	800,000
Wanaque Boro GO Series 2007 BAN
4.00%	08/15/07	745	745,785
Woodcliff Lake School District GO Series 2006 MB
4.35%	10/26/07	2,750	2,761,330

			140,438,836

Puerto Rico — 1.5%
Puerto Rico Housing Finance Authority RB (Capital Funding Project) Municipal Trust Receipts Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty)
3.67%(b)(c)	04/09/07	2,595	2,595,000

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 86.1% (Cost $143,033,836)			143,033,836

AFFILIATED INVESTMENTS — 13.3%
New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)
3.68%(b)(c)	04/09/07	6,795	6,795,000
New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)
3.70%(b)(c)(d)	04/09/07	7,415	7,415,000
Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)
3.70%(b)(c)	04/09/07	7,855	7,855,000

TOTAL AFFILIATED INVESTMENTS (Cost $22,065,000)			22,065,000

TOTAL INVESTMENTS IN SECURITIES — 99.4% (Cost $165,098,836(a))			165,098,836
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			945,780

NET ASSETS — 100.0%			$166,044,616

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 35.9% of its net assets, with a current market value of $59,676,000, in securities restricted as to resale.
(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 99.6%
North Carolina — 91.4%
Buncombe County Metropolitan Sewer District Sewer System RB Series 2004 DN (XLCA Insurance, Bank of America N.A. SBPA)
3.65%(b)	04/09/07	$3,200	$3,200,000
Carrboro GO Series 2007 BAN
4.00%	12/05/07	790	791,768
Charlotte Airport RB Series 1993A DN (MBIA Insurance, J.P. Morgan Chase & Co. SBPA)
3.65%(b)	04/09/07	1,000	1,000,000
Charlotte COP (Transit Projects Phase II Project) Series 2005F DN (Depfa Bank Plc SBPA)
3.62%(b)	04/09/07	1,400	1,400,000
Charlotte Water & Sewer System GO Series 2006 TECP (Wachovia Bank N.A. LOC)
3.65%	12/06/07	4,000	4,000,000
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	2,000	2,000,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare Project) Series 2005B DN (Bank of America N.A. SBPA)
3.75%(b)	04/02/07	2,000	2,000,000
Charlotte-Mecklenburg Hospital Authority RB (North Carolina Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility)
3.69%(b)(c)	04/09/07	2,900	2,900,000
Fayetteville Public Works Commission RB Series 2003 DN (Dexia Credit Local SBPA)
3.66%(b)	04/09/07	1,200	1,200,000
Flat Rock Bannerton Water & Sewer System GO Series 2007 BAN
4.00%	09/26/07	770	771,286
Greensboro GO Series 2003 DN (Bank of America N.A. SBPA)
3.67%(b)	04/09/07	1,600	1,600,000
Guilford County GO Series 2004C MB
4.00%	10/01/07	1,000	1,001,930
Halifax County GO Series 2007 BAN
4.00%	09/12/07	1,500	1,502,438
Little River Water District GO Series 2007 BAN
4.00%	09/26/07	2,200	2,203,638
Mecklenburg County COP Series 2006 DN (Depfa Bank Plc SBPA)
3.63%(b)	04/09/07	1,800	1,800,000
Mecklenburg County GO Series 1996C DN (Bank of America N.A. LOC)
3.65%(b)	04/09/07	2,200	2,200,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC)
3.68%(b)	04/09/07	2,000	2,000,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (The Downtown Middle School Project) Series 2006 DN (Branch Banking & Trust Co. LOC)
3.68%(b)	04/09/07	1,200	1,200,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC)
3.66%(b)	04/09/07	2,400	2,400,000
North Carolina Capital Facilities Finance Agency RB Eagle Trust Receipts Series 2006A DN (Citibank N.A. Liquidity Facility)
3.72%(b)(c)	04/09/07	1,000	1,000,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1987A DN
3.60%(b)	04/09/07	2,300	2,300,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1992A DN
3.60%(b)	04/09/07	300	300,000
North Carolina GO (Highway Project) Series 2003 MB
5.00%	05/01/07	1,750	1,751,828
North Carolina GO Series 2002C DN (Bayerische Landesbank Girozentrale LOC)
3.65%(b)	04/09/07	1,500	1,500,000
North Carolina GO Series 2002E DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.65%(b)	04/09/07	5,500	5,500,000
North Carolina GO Series 2002F DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.65%(b)	04/09/07	1,200	1,200,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA)
3.69%(b)(c)	04/09/07	800	800,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
North Carolina Housing Finance Agency RB (Home Ownership Project) Series 2003-17-C AMT DN (Bank of America N.A. Liquidity Facility)
3.72%(b)	04/09/07	$350	$350,000
North Carolina Infrastructure Finance Corp. COP (Correctional Facilities Project) Putters Series 2005-918 DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.72%(b)(c)	04/09/07	850	850,000
North Carolina Infrastructure Finance Corp. COP (Correctional Facilities Project) Series 2004A MB
4.00%	02/01/08	1,185	1,188,674
North Carolina Medical Care Commission Health Care Facilities RB (First Mortgage-Carol Woods Project) Series 2001 DN
3.80%(b)	04/02/07	800	800,000
North Carolina Medical Care Commission Health Care Facilities RB (Lutheran Services for the Aging Project) Series 1998 DN (Branch Banking & Trust Co. LOC)
3.66%(b)	04/09/07	100	100,000

North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Obligation Group Project) Municipal Products, Inc. Trust Receipts Series 2007I-15 DN (Royal Bank of Canada Liquidity Facility)

3.71%(b)(c)	04/09/07	2,700	2,700,000
North Carolina Medical Care Commission Health Care Facilities RB (Watauga Medical Center Project) Series 2005 DN (Wachovia Bank N.A. LOC)
3.66%(b)	04/09/07	1,000	1,000,000
North Carolina Medical Care Commission Health Care Facilities RB Municipal Products, Inc. Trust Receipts Series 2007I-23 DN (Royal Bank of Canada Liquidity Facility)
3.71%(b)(c)	04/09/07	3,130	3,130,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROCS-RR-II-R-811 DN (Citigroup Financial Products Liquidity Facility)
3.71%(b)(c)	04/09/07	3,500	3,500,000
North Carolina Medical Care Commission Hospital RB (Aces-Pooled Equipment Financing Project) Series 1985 DN (MBIA Insurance, KBC Bank SBPA)
3.65%(b)	04/09/07	500	500,000
North Carolina Medical Care Commission Hospital RB (Moses Cone Health Systems Project) Series 2001B DN (Chase Manhattan Bank LOC)
3.65%(b)	04/09/07	2,000	2,000,000
North Carolina Medical Care Commission Hospital RB (Park Ridge Hospital Project) Series 1988 DN (SunTrust Bank LOC)
3.65%(b)	04/09/07	1,700	1,700,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.68%(b)	04/09/07	625	625,000
Sampson County Industrial Facilities PCRB (Dubose Strapping, Inc. Project) Series 1997 DN (Wachovia Bank N.A. LOC)
3.81%(b)	04/09/07	250	250,000
Union County GO Series 2005A DN (Depfa Bank Plc SBPA)
3.63%(b)	04/09/07	2,090	2,090,000
University of North Carolina RB Munitops Trust Certificates Series 2005-52 DN (ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	1,300	1,300,000
Wake County GO Series 2006B DN (Lloyds TSB Bank Plc SBPA)
3.63%(b)	04/09/07	1,400	1,400,000
Wake County Housing Finance Authority RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC)
3.76%(b)	04/09/07	400	400,000
Wake County TECP (Wachovia Bank N.A. SBPA)
3.60%	05/22/07	700	700,000
3.55%	05/30/07	600	600,000
Washington County Industrial Facilities PCRB (Mackey’s Ferry Sawmill, Inc. Project) Series 1997 AMT DN (Wachovia Bank N.A. LOC)
3.76%(b)	04/09/07	330	330,000
Winston-Salem Water & Sewer Systems RB Series 2002C DN (Dexia Credit Local LOC)
3.67%(b)	04/09/07	3,200	3,200,000

			78,236,562

Puerto Rico — 8.2%
Commonwealth of Puerto Rico Highway & Transportation Authority RB Series 2007CE ROCS-II-R-789 DN (Citigroup Financial Products Guaranty, Citigroup Financial Products Liquidity Facility)
3.68%(b)(c)	04/09/07	3,000	3,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
Commonwealth of Puerto Rico RB Municipal Securities Trust Certificates Series 2000A DN (FSA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.65%(b)(c)	04/09/07	$3,000	$3,000,000
Puerto Rico Housing Finance Authority RB (Capital Funding Project) Municipal Trust Receipts Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty)
3.67%(b)(c)	04/09/07	1,000	1,000,000

			7,000,000

TOTAL INVESTMENTS IN SECURITIES — 99.6% (Cost $85,236,562(a))			85,236,562
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			340,915

NET ASSETS — 100.0%			$85,577,477

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 29.4% of its net assets, with a current market value of $25,180,000, in securities restricted as to resale.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 96.8%
Ohio — 96.8%
American Municipal Power, Inc. GO (Bryan Electric Systems Project) Series 2006 BAN
3.90%	08/17/07	$1,285	$1,285,000
American Municipal Power, Inc. GO (Cleveland Public Power Project) Series 2006 BAN
3.80%	08/16/07	1,000	1,000,000
American Municipal Power, Inc. GO (Columbus Electric System Project) Series 2006 BAN
4.00%	07/12/07	510	510,000
American Municipal Power, Inc. GO (Hubbard Project) Series 2006 BAN
3.85%	09/27/07	745	745,000
American Municipal Power, Inc. GO (Montpelier Project) Series 2006 BAN
4.00%	07/05/07	1,025	1,025,000
American Municipal Power, Inc. GO (Shelby Project) Series 2006 BAN
3.70%	11/15/07	2,060	2,060,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2006 BAN
3.75%	10/04/07	950	950,000
American Municipal Power, Inc. GO (Tipp City Project) Series 2006 BAN
3.90%	05/15/07	550	550,000
American Municipal Power, Inc. GO (Versailles Project) Series 2006 BAN
3.75%	11/15/07	170	170,000
3.70%	12/06/07	110	110,000
American Municipal Power, Inc. GO (Yellow Springs Project) Series 2006 BAN
3.75%	11/01/07	100	100,000
American Municipal Power, Inc. GO Series 2006 RAN
3.65%	11/01/07	470	470,000
American Municipal Power, Inc. RB (Brewster Village Project) Series 2007 BAN
3.70%	01/10/08	495	495,000
American Municipal Power, Inc. RB (Combustion Turbine Project) Series 2006 DN (KeyBank N.A. LOC)
3.68%(b)	04/09/07	620	620,000
American Municipal Power, Inc. RB (Lodi Village Project) Series 2007 BAN
3.75%	03/13/08	250	250,000
Avon GO (Route 83 Project) Series 2006 BAN
4.05%	08/16/07	500	500,452
Avon GO Series 2006 BAN
3.85%	04/12/07	275	275,020
Avon Local School District GO (School Construction Project) Series 2007 BAN
4.12%	01/11/08	500	501,862
Bedford Heights GO Series 2007 BAN
3.95%	02/14/08	50	50,105
Brooklyn IDRB (Dylon Industries, Inc. Project) Series 1999 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	710	710,000
Brunswick GO Series 2006 BAN
3.60%	04/05/07	1,015	1,015,027
3.85%	12/05/07	180	180,000
Butler County Capital Funding RB (CCAO Low Cost Capital Pooled Financing Program) Series 2005A DN (U.S. Bank N.A. LOC)
3.67%(b)	04/09/07	7,050	7,050,000
Butler County GO (Jail Rehabilitation Project) Series 2006 BAN
4.40%	09/20/07	100	100,367
Butler County Hospital Facilities RB Putters Series 2006-1596 DN (FGIC Insurance, J.P. Morgan Chase & Co. SBPA)
3.70%(b)(c)	04/09/07	765	765,000
Celina County GO Series 2006 BAN
4.25%	11/14/07	300	301,079
Champaign County IDRB (Allied Signal, Inc. Project) Series 1998 DN
3.97%(b)	04/09/07	1,000	1,000,000
Cincinnati GO Municipal Trust Receipts Series 2006K-66 DN (FGIC Insurance, Lehman Liquidity Co. Liquidity Facility)
3.70%(b)(c)	04/09/07	2,565	2,565,000
Cincinnati School District COP Eagle Trust Receipts Series 2006A-0155 DN (FSA Insurance, Citibank N.A. Liquidity Facility)
3.72%(b)(c)	04/09/07	1,000	1,000,000
City of Westerville GO Munitops Trust Certificates Series 2001 DN (ABN-AMRO Bank N.V. LOC)
3.68%(b)(c)	04/09/07	1,000	1,000,000
Clark County GO Series 2007 BAN
4.02%	02/13/08	125	125,283
Clark County Multi-Family RB (Masonic Home Project) Series 1999 DN (AMBAC Insurance, KeyBank N.A. LOC)
3.68%(b)	04/09/07	1,710	1,710,000
Cleveland-Cuyahoga County Port Authority Educational Facility RB (Laurel School Project) Series 2004 DN (KeyBank N.A. LOC)
3.73%(b)	04/09/07	1,100	1,100,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Columbus Regional Airport Authority Capital Funding RB (Oasbo Expanded Asset Program) Series 2006 DN (U.S. Bank N.A. LOC)
3.67%(b)	04/09/07	$1,250	$1,250,000
Cuyahoga County Civic Facility RB (Orion Services, Inc. Project) Series 2001 DN (Bank One N.A. LOC)
3.95%(b)	04/09/07	2,865	2,865,000
Cuyahoga County Economic Development RB (Berea Children’s Home Project) Series 2000 DN (Huntington National Bank LOC)
3.85%(b)	04/09/07	3,010	3,010,000
Cuyahoga County Economic Development RB (Cleveland Botanical Garden Project) Series 2001 DN (M&T Bank Corp. LOC)
3.68%(b)	04/09/07	635	635,000
Cuyahoga County IDRB (Great Lakes Brewing Co. Project) Series 2001 AMT DN (Huntington National Bank LOC)
3.95%(b)	04/09/07	1,080	1,080,000
Cuyahoga County IDRB (Marine Mechanical Corp. Project) Series 2000 AMT DN (Royal Bank of Scotland LOC)
3.83%(b)	04/09/07	1,445	1,445,000
Cuyahoga County IDRB (Trio Diversified Co. Project) Series 2000 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	1,405	1,405,000
Darke County GO Series 2006A BAN
4.25%	06/28/07	500	500,647
Deerfield Township GO Series 2006B BAN
3.75%	11/29/07	350	350,000
Delaware County Economic Development RB (The Columbus Zoological Park Associates, Inc. Project) Series 2003 DN (Huntington National Bank LOC)
3.80%(b)	04/09/07	3,905	3,905,000
Delaware County GO Series 2006 BAN
4.75%	06/13/07	500	501,032
Delaware County IDRB (Air Waves, Inc. Project) Series 1995 DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	65	65,000
Dover GO Series 2007 BAN
4.25%	04/03/08	775	779,084
Fairborn County GO Series 2006 BAN
4.25%	11/01/07	270	270,884
Franklin County Economic Development RB (Columbus Montessori Educational Center Project) Series 2000 DN (Huntington National Bank LOC)
3.75%(b)	04/09/07	1,515	1,515,000
Franklin County Economic Development RB (Dominican Sisters Project) Series 1994 DN (Fifth Third Bank N.A. LOC)
3.73%(b)	04/09/07	925	925,000
Franklin County GO Series 2006 BAN
3.75%	04/25/07	550	550,000
Franklin County Healthcare Facilities RB (Heritage Day Health Centers Project) Series 2002 DN (Huntington National Bank LOC)
3.70%(b)	04/09/07	385	385,000
Franklin County Healthcare Facilities RB (Heritage Day Health Centers Project) Series 2007 DN
3.80%(b)	04/09/07	2,500	2,500,000
Franklin County Healthcare Facilities RB (Ohio Presbyterian Improvement Project) Series 2006A DN (Huntington National Bank LOC)
3.68%(b)	04/09/07	2,000	2,000,000
Franklin County Healthcare Facilities RB (Willow Brook Christian Project) Series 2004 DN (Fifth Third Bank N.A. LOC)
3.69%(b)	04/09/07	600	600,000
Franklin County Hospital RB (Childrens Hospital Project) Series 2005A DN (National City Bank N.A. LOC)
3.70%(b)	04/09/07	850	850,000
Franklin County Hospital RB (Ohio Health Corp. Project) Series 2006 DN (AMBAC Insurance)
3.64%(b)	04/09/07	2,600	2,600,000
Franklin County RB (Trinity Health Credit Project) Series 2000F DN (FSA Insurance, J.P. Morgan Chase & Co. SBPA, Bayerische Landesbank Gironzentrale SBPA)
3.67%(b)	04/09/07	895	895,000
Geauga County RB (Thistle Lane Project) Series 2000 AMT DN (Huntington National Bank LOC)
3.83%(b)	04/09/07	2,220	2,220,000
Greene County IDRB (AFC Stamping & Production, Inc., Barsplice Products Project) Series 1995 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	165	165,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Greene County Sewer System RB Series 2007-1610 DN (ABK Insurance, Morgan Stanley Group Liquidity Facility)
3.69%(b)(c)	04/09/07	$2,000	$2,000,000
Hamilton County GO Series 2007 BAN
4.10%	09/14/07	305	305,472
Hamilton County Hospital Facilities RB (Children’s Hospital Medical Center Project) Series 2000 DN (J.P. Morgan Chase & Co. LOC)
3.67%(b)	04/09/07	240	240,000
Hamilton County Hospital Facilities RB (Drake Center, Inc. Project) Series 1999A DN (U.S. Bank N.A. LOC)
3.65%(b)	04/09/07	580	580,000
Hamilton County Package System RB Series 2001 DN (U.S. Bank N.A. LOC)
3.67%(b)	04/09/07	1,650	1,650,000
Harrison Township GO (Fire Department Project) Series 2006 BAN
3.85%	10/11/07	450	450,458
Hubbard Village School District GO Series 2007 BAN
5.00%	06/28/07	545	546,706
Huber Heights GO (Real Estate Project) Series 2006 BAN
4.00%	08/16/07	970	970,404
Huber Heights GO Series 2006 BAN
4.25%	08/16/07	745	746,818
Indian Lake Local School District GO (School Construction Project) Series 2006 BAN
4.20%	05/24/07	500	500,416
Indian Lake Local School District GO (School Construction Project) Series 2007 BAN
4.70%	05/24/07	265	265,411
Kent County GO Series 2006 BAN
4.25%	10/18/07	700	702,405
Lancaster GO Series 2006 BAN
4.25%	10/17/07	330	331,076
Licking County GO (Moundview Project) Series 2006 BAN
4.50%	09/05/07	700	702,322
Lorain County GO (Sewer System Improvement Notes) Series 2006B BAN
4.50%	08/20/07	500	501,489
Lorain County GO Series 2007 BAN
4.25%	03/28/08	320	321,768
Lorain County IDRB (Ohio Metallurgical Services Project) Series 2001 AMT DN (First Merit Bank N.A. LOC)
3.93%(b)	04/09/07	1,530	1,530,000
Mahoning County IDRB (M&J Development Ltd. Project) Series 2002 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	2,470	2,470,000
Marion County GO Series 2006 BAN
4.15%	10/23/07	235	235,637
Marysville GO Series 2007 BAN
4.25%	03/06/08	270	271,207
Massillon GO (Lincoln Center Project) Series 2006 BAN
4.12%	11/13/07	455	456,290
Mentor IDRB (Arrow Machine Co. Ltd. Project) Series 1997 DN (First Merit Bank N.A. LOC)
3.78%(b)	04/09/07	1,195	1,195,000
North Central Ohio Local School GO Series 2006 BAN
4.50%	06/22/07	770	771,377
North Ridgeville GO Series 2007 BAN
4.03%	09/19/07	565	565,902
Oakwood GO Series 2006 BAN
4.25%	10/17/07	725	727,478
Ohio GO series 2003B DN
3.65%(b)	04/09/07	1,300	1,300,000
Ohio Higher Educational Facility Community RB Series 2000C DN (Fifth Third Bank N.A. LOC)
3.73%(b)	04/09/07	395	395,000
Ohio Higher Educational Facility RB (Cedarville University Project) Series 2004 DN (KeyBank N.A. LOC)
3.73%(b)	04/09/07	2,010	2,010,000
Ohio Housing Finance Agency Mortgage RB (Residential Mortgage Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC)
3.69%(b)	04/09/07	1,400	1,400,000
Ohio Housing Finance Agency Mortgage RB Merlots Trust Receipts Series 2001A-78 DN (Wachovia Bank N.A. LOC)
3.74%(b)(c)	04/09/07	1,315	1,315,000
Ohio Housing Finance Agency Mortgage RB Merlots Trust Receipts Series 2005A-10 AMT DN (Wachovia Bank N.A. SBPA)
3.74%(b)(c)	04/09/07	3,665	3,665,000
Ohio Housing Finance Agency Mortgage RB Series 2001 AMT DN (Bank of America N.A. LOC)
3.77%(b)(c)	04/09/07	1,195	1,195,000
Ohio Housing Finance Agency Multi-Family Housing RB (Lincoln Park Assoc. Project) Series 1985 MB (Bank One N.A. LOC)
3.60%(b)	05/01/07	1,480	1,480,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Ohio IDRB (Ashley Ward, Inc. Project) Series 1997 AMT DN (Fifth Third Bank N.A. LOC)
3.78%(b)	04/09/07	$235	$235,000
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC)
4.00%(b)	04/09/07	690	690,000
Ohio Solid Waste RB (Republic Services, Inc. Project) Series 2005 AMT DN
3.95%(b)	04/09/07	1,000	1,000,000
Ohio Water Development Authority Pollution Control Facilities RB (First Energy Nuclear Project) Series 2006 AMT DN (Barclays Bank Plc LOC)
3.70%(b)	04/09/07	4,125	4,125,000
Olmsted Falls GO Series 2006 BAN
3.90%	10/18/07	445	445,588
Osnaburg Local School District GO Series 2007 BAN
4.75%	07/31/07	900	903,085
Parma IDRB (FDC Realty Project) Series 2006 AMT DN (Huntington National Bank LOC)
3.90%(b)	04/09/07	2,005	2,005,000
Pepper Pike GO Series 2006 BAN
4.00%	05/31/07	1,000	1,000,396
Port of Greater Cincinnati RB (Springdale Public Infrastructure Project) Series 2006 MB (U.S. Bank N.A. LOC)
3.80%	02/01/08	2,900	2,900,000
Portage County IDRB (Action Super Abrasive Project) Series 1996 AMT DN (Huntington National Bank LOC)
3.89%(b)	04/09/07	690	690,000
Portage County IDRB (Bauer/Hibbard Properties Ltd. Project) Series 1998 DN (National City Bank N.A. LOC)
3.88%(b)	04/09/07	730	730,000
Portage County IDRB (Singer Steel Co. Project) Series 2007 AMT DN (Huntington National Bank LOC)
3.90%(b)	04/09/07	2,090	2,090,000
Putnam County Health Care Facilities RB (Hilty Memorial Home Project) Series 2004 DN (LaSalle Bank N.A. LOC)
3.74%(b)	04/09/07	3,415	3,415,000
Richland County GO (Computer Acquisition Project) Series 2007 BAN
4.25%	03/25/08	135	135,701
Seven Hills GO (Street Improvement Project) Series 2006 BAN
4.25%	12/06/07	635	637,715
Stark County IDRB (Thakar Properties LLC Project) Series 2002 AMT DN (National City Bank N.A. LOC)
3.78%(b)	04/09/07	3,080	3,080,000
Strongsville IDRB (Web Plastics Co. Project) Series 1997 DN (National City Bank N.A. LOC)
3.88%(b)	04/09/07	505	505,000
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC)
3.73%(b)	04/09/07	190	190,000
Summit County IDRB (Flutes LLC Project) Series 2002 AMT DN (Marshall & Ilsley Bank LOC)
3.78%(b)	04/09/07	2,005	2,005,000
Summit County IDRB (INDS, Inc. Project) Series 1998 AMT DN (J.P. Morgan Chase & Co. LOC)
3.80%(b)	04/09/07	2,580	2,580,000
Summit County IDRB (Jendrisak Properties Project) Series 2001 AMT DN (First Merit Bank N.A. LOC)
3.93%(b)	04/09/07	1,770	1,770,000
Summit County IDRB (KB Compost Services, Inc. Project) Series 2001 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	1,200	1,200,000
Summit County IDRB (Sigma Properties Project) Series 2000A AMT DN (National City Bank N.A. LOC)
3.83%(b)	04/09/07	750	750,000
Summit County Port Authority RB (Meadow Lane Building LLC Project) Series 2003A AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	340	340,000
Teays Valley Local School District GO Series 2007 School Facilities Construction Improvement Notes
4.25%	06/15/07	1,000	1,001,324
Toledo City Services Special Assessment Notes GO Series 2006 DN (State Street Bank & Trust Co. LOC)
3.65%(b)	04/09/07	1,300	1,300,000
Toledo GO Munitops Trust Certificates Series 2004-18 DN (FGIC Insurance, State Aid Withholding Guaranty, ABN-AMRO Bank N.V. SBPA)
3.73%(b)(c)	06/14/07	2,000	2,000,000
Toledo Multi-Family Housing RB (Cherrywood Apartments Project) Series 2001 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	2,550	2,550,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Ohio (Continued)
Trumbull County GO Series 2006 BAN
4.55%	04/04/07	$900	$900,071
Trumbull County IDRB (Ellwood Engineered Project) Series 2004 AMT DN (KeyBank N.A. LOC)
3.80%(b)	04/09/07	3,100	3,100,000
Trumbull County IDRB (United Steel Service, Inc. Project) Series 2000B AMT DN (Bank One N.A. LOC)
4.15%(b)	04/09/07	240	240,000
University of Akron General Receipts RB Series 2004 DN (FGIC Insurance, Dexia Credit SBPA)
3.65%(b)	04/09/07	2,000	2,000,000
University of Cincinnati RB Series 2004B DN (AMBAC Insurance, Bayerische Landesbank Girozentrale SBPA)
3.65%(b)	04/09/07	330	330,000
Van Wert County GO Series 2006 BAN
4.25%	12/13/07	1,445	1,451,354
Wapakoneta GO (Various Improvement Purposes Project) Series 2006 BAN
4.00%	11/14/07	225	225,337
Western Reserve Housing Development Corp. Economic RB (Trumbull Metropolitan Housing Project) Series 2003 DN (KeyBank N.A. LOC)
3.77%(b)	04/09/07	3,370	3,370,000
Wilmington GO (David’s Drive Extension Project) Series 2006 BAN
4.50%	07/26/07	985	986,959

			148,231,008

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 96.8% (Cost $148,231,008)			148,231,008

AFFILIATED INVESTMENTS — 3.2%
Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (Merrill Lynch & Co. Guaranty) 3.74%(b)(c)(d) (Cost $4,900,000)	04/09/07	4,900	4,900,000

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $153,131,008(a))			153,131,008
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%			(52,200)

NET ASSETS — 100.0%			$153,078,808

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 13.3% of its net assets, with a current market value of $20,405,000, in securities restricted as to resale.
(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 95.4%
Pennsylvania — 94.6%
Allegheny County Apartment Authority RB Putters Series 1594 AMT DN (FGIC Insurance, J.P. Morgan Chase & Co. Liquidity Facility)
3.75%(b)(c)	04/09/07	$1,000	$1,000,000
Allegheny County IDRB (Carnegie Museums Pittsburgh Project) Series 2005 DN (Citizens Bank of Pennsylvania LOC)
3.70%(c)	04/09/07	4,000	4,000,000
Allegheny County IDRB (Commonwealth Development Parkway Project) Series 1994A DN (National City Bank N.A. LOC)
3.70%(c)	04/09/07	1,900	1,900,000
Allegheny County IDRB (UPMC Health System Project) Series 2002C DN (Comerica Bank N.A. LOC)
3.67%(c)	04/09/07	1,400	1,400,000
Berks County IDRB (Beacon Container Corp. Project) Series 1997A AMT DN (Wachovia Bank N.A. LOC)
3.81%(c)	04/09/07	310	310,000
Berks County IDRB (Tray Pak Co. Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC)
3.81%(c)	04/09/07	2,060	2,060,000
Bermudian Springs School District GO Series 2006 DN (FSA Insurance, Royal Bank of Canada SBPA)
3.65%(c)	04/09/07	10,500	10,500,000
Blair County IDRB Series 2003 AMT DN (Fulton Bank LOC)
3.85%(c)	04/09/07	1,960	1,960,000
Bucks County IDRB (LTL Color Compounders Project) Series 1999B AMT DN (Wilmington Trust Co. LOC)
3.91%(c)	04/09/07	225	225,000
Cambria County IDA Resource Recovery RB (Cambria Cogen Co. Project) Series 1998A-2 AMT DN (Bayerische Landesbank Girozentrale LOC)
3.81%(c)	04/09/07	16,000	16,000,000
Chester County IDA Student Housing RB (University Student Housing Ltd. Project) Series 2003 DN (Royal Bank of Scotland LOC)
3.69%(c)	04/09/07	8,150	8,150,000
Chester County IDRB (RV Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	2,750	2,750,000
City of Philadelphia TECP (Morgan Guaranty Trust LOC)
3.63%	05/07/07	10,000	10,000,000
Coatesville School District GO Series 1997 MB
5.75%	04/02/07	3,770	3,770,000
Crawford County IDRB Series 2000 AMT DN (National City Bank N.A. LOC)
3.83%(c)	04/09/07	900	900,000
Cumberland County Municipal Authority RB (Presbyterian Homes Project) Series 2005B DN (Radian Insurance, Wachovia Bank N.A. LOC)
3.65%(c)	12/03/07	2,900	2,900,000
Dauphin County IDRB Series 2005 AMT DN (Citizens Bank of Pennsylvania LOC)
3.68%(c)	04/09/07	9,000	9,000,000
Delaware County Authority RB (White Horse Village Project) Series 2006B DN
3.74%(c)	04/02/07	700	700,000
Delaware County IDRB (Melmark, Inc. Project) Series 2006 DN (Commerce Bank N.A. LOC)
3.70%(c)	04/09/07	750	750,000
Delaware County IDRB (Resource Recovery Facility Project) Series 2006G DN
3.65%(c)	04/09/07	4,000	4,000,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN
3.67%(c)	04/09/07	100	100,000
Delaware County IDRB Putters Series 2006-1497 AMT DN (FGIC Insurance, J.P. Morgan Chase & Co. Liquidity Facility)
3.72%(b)(c)	04/09/07	3,500	3,500,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	2,475	2,475,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2005 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	2,700	2,700,000
Franklin County IDRB (Chambersburg Hospital Project) Series 2000 DN (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.70%(c)	04/09/07	1,950	1,950,000
Franklin County IDRB (Precast System Project) Series 2001A AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	1,760	1,760,000
Harrisburg Authority School RB (Harrisburg Project) Series 2003 DN (AMBAC Insurance, WestLB AG Liquidity Facility)
3.65%(c)	04/09/07	7,645	7,645,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2002 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	$7,215	$7,215,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2005 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	7,900	7,900,000
Indiana County IDRB (Conemaugh Project) Series 1997A AMT DN (Bank One N.A. LOC)
3.73%(c)	04/09/07	10,550	10,550,000
Lackawanna County IDRB (Herff Jones, Inc. Project) Series 2001 AMT DN (National City Bank N.A. LOC)
3.78%(c)	04/09/07	2,800	2,800,000
Lancaster County Hospital Authority RB (Ephrata Community Hospital Project) Series 2006 DN (Fulton Bank LOC)
3.75%(c)	04/09/07	6,500	6,500,000
Lancaster County Hospital Authority RB (Health Center Luthercare Project) Series 1999 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	4,865	4,865,000
Lancaster County Hospital Authority RB (Landis Homes Retirement Community Project) Series 2002 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	8,405	8,405,000
Lancaster County IDRB (Clean Creek Partners Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	4,705	4,705,000
Lancaster County IDRB (D&P Skibo LLC Project) Series 2001 AMT DN (Wachovia Bank N.A. LOC)
3.81%(c)	04/09/07	1,370	1,370,000
Lancaster County IDRB (John F. Martin & Sons Project) Series 2001 AMT DN (Fulton Bank LOC)
3.90%(c)	04/09/07	700	700,000
Lancaster County IDRB (Oakfront LP Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	2,030	2,030,000
Lawrence County IDRB (L&N Metallurgical Products Project) Series 1996 AMT DN (Banque Nationale de Paribas LOC)
3.81%(c)	04/09/07	3,820	3,820,000
Lebanon County Health Facility RB (Cornwall Manor Project) Series 2002 DN (Radian Insurance, Fleet National Bank SBPA)
3.73%(c)	04/09/07	5,000	5,000,000
Lebanon County Health Facility RB (Evangelican Long Church Retirement Village Project) Series 2000 DN (Northern Trust LOC)
3.70%(c)	04/09/07	2,815	2,815,000
Lehigh County General Purpose Authority RB Series 2007 ROCS-RR-II-R-862CE DN (Citibank N.A. Liquidity Facility, Citibank N.A. Guaranty)
3.71%(b)(c)	04/09/07	4,900	4,900,000
Montgomery County Higher Education & Health Authority RB (Pennsylvania Higher Education & Health Loan Project) Series 1996A DN (M&T Bank Corp. LOC)
3.73%(c)	04/09/07	2,600	2,600,000
Montgomery County IDRB (Apple Fresh Foods Ltd. Project) Series 1996 AMT DN (Wachovia Bank N.A. LOC)
3.77%(c)	04/09/07	600	600,000
Northampton County IDRB (Bethlehem Contracting Project) Series 2001A AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	3,080	3,080,000
Northampton County IDRB (Trent Family Partnership Project) Series 2002 AMT DN (Wachovia Bank N.A. LOC)
3.81%(c)	04/09/07	1,890	1,890,000
Pennsylvania Economic Development Financing Authority RB (AMC Delancey Traditions Project) Series 2006 AMT DN (Citizens Bank of Pennsylvania LOC)
3.67%(c)	04/09/07	3,200	3,200,000
Pennsylvania Economic Development Financing Authority RB (Homewood Retirement Project) Series 1992E DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	4,250	4,250,000
Pennsylvania Economic Development Financing Authority RB (Material Technology Project) Series 2000D AMT DN (Wachovia Bank N.A. LOC)
3.76%(c)	04/09/07	600	600,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2006V AMT DN (Bank of America N.A. Liquidity Facility)
3.75%(b)(c)	04/09/07	8,700	8,700,000
Pennsylvania Economic Development Financing Authority Waste Water Treatment RB (Sunoco, Inc. Project) Series 2004A AMT DN (Sunoco, Inc. Guaranty)
3.88%(c)	04/09/07	4,700	4,700,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1988 AMT DN (Swiss Bank LOC)
3.70%(c)	04/09/07	$1,000	$1,000,000
Pennsylvania GO Putters Series 2006-1382 DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.70%(b)(c)	04/09/07	3,550	3,550,000
Pennsylvania GO Series 2006R ROC-II-R-506 DN (FSA & MBIA Insurance, Citibank N.A. Liquidity Facility)
3.71%(b)(c)	04/09/07	4,260	4,260,000
Pennsylvania GO Series 2007-1624 DN (Morgan Stanley Group Liquidity Facility)
3.69%(b)(c)	04/09/07	7,250	7,250,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988C AMT DN (Student Loan Marketing Assoc. LOC)
3.68%(c)	04/09/07	6,950	6,950,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988E AMT DN (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.68%(c)	04/09/07	6,100	6,100,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1994A AMT DN (Student Loan Marketing Assoc. Guaranty)
3.68%(c)	04/09/07	2,300	2,300,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1997A AMT DN (Dexia Credit Local SBPA)
3.75%(c)	04/09/07	2,300	2,300,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001A AMT DN (AMBAC Insurance)
3.75%(c)	04/09/07	1,000	1,000,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001B AMT DN (Multiple LOCs)
3.71%(c)	04/09/07	4,200	4,200,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2002A AMT DN (FSA Insurance, Multiple SBPA’s)
3.75%(c)	04/09/07	6,600	6,600,000
Pennsylvania Higher Educational Facilities Authority RB (Assoc. of Independent Colleges & Universities Project) Series 2004M-3 DN (M&T Bank Corp. LOC)
3.63%(c)	11/01/07	5,000	5,000,000
Pennsylvania Higher Educational Facilities Authority RB (Drexel University Project) Series 2003B DN (Allied Irish Bank Plc Liquidity Facility)
3.65%(c)	04/09/07	400	400,000
Pennsylvania Higher Educational Facilities Authority RB (Mount Aloysuis College Project) Series 2003 DN (Allied Irish Bank Plc LOC)
3.69%(c)	04/09/07	2,500	2,500,000
Pennsylvania Higher Educational Facilities Authority RB (Student Assoc. Housing, Inc. Project) Series 2006A DN (Citizens Bank of Pennsylvania LOC)
3.67%(c)	04/09/07	7,895	7,895,000
Pennsylvania Higher Educational Facilities Authority RB Puttable Tax Exempt Receipts Series 2006-1271 DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.70%(b)(c)	04/09/07	4,870	4,870,000
Pennsylvania Higher Educational Facilities Authority RB Series 1998C-4 DN
3.62%(c)	04/09/07	4,100	4,100,000
Pennsylvania Higher Educational Facilities Authority RB Series 1998 DN (Banque Nationale de Paribas LOC)
3.73%(c)	04/09/07	2,700	2,700,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Putters Series 2005-1213 AMT DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.75%(b)(c)	04/09/07	2,055	2,055,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Putters Series 2006-1592 AMT DN (J.P. Morgan Chase & Co. Liquidity Facility)
3.75%(b)(c)	04/09/07	4,955	4,955,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 1992-1 AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.67%(c)	04/09/07	8,000	8,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.69%(c)	04/09/07	11,540	11,540,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.67%(c)	04/09/07	2,500	2,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.67%(c)	04/09/07	$1,700	$1,700,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.67%(c)	04/09/07	1,625	1,625,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.67%(c)	04/09/07	7,145	7,145,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-86B AMT DN (Depfa Bank Plc SBPA)
3.70%(c)	04/09/07	3,000	3,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-86C AMT DN (Depfa Bank Plc SBPA)
3.70%(c)	04/09/07	4,100	4,100,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-89 AMT DN (Depfa Bank Plc SBPA)
3.70%(c)	04/09/07	7,400	7,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006C-95 AMT DN (Dexia Bank SBPA)
3.67%(c)	04/09/07	8,000	8,000,000
Pennsylvania Housing RB Municipal Trust Receipts Series 2006K-57 AMT DN (Lehman Liquidity Co. Liquidity Facility)
3.78%(b)(c)	04/09/07	2,500	2,500,000
Pennsylvania Turnpike Commission RB Munitops Trust Certificates Series 2004-9 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA)
3.70%(b)(c)	04/09/07	12,435	12,435,000
Philadelphia Airport RB Series 2005B AMT DN (MBIA Insurance, J.P. Morgan Chase & Co. SBPA)
3.70%(c)	04/09/07	700	700,000
Philadelphia Airport RB Series 2005C AMT DN (MBIA Insurance, J.P. Morgan Chase & Co. SBPA)
3.75%(c)	04/09/07	8,900	8,900,000
Philadelphia Authority for Industrial Development RB (Airport Project) Series 1998P-1 AMT DN (FGIC Insurance, Bank of America N.A. SBPA)
3.80%(b)(c)	04/09/07	5,000	5,000,000
Philadelphia Authority for Industrial Development RB (Gift of Life Donor Program Project) Series 2003 DN (Commerce Bank N.A. LOC)
3.68%(c)	04/09/07	5,485	5,485,000
Philadelphia Authority for Industrial Development RB (Universal Community Homes Project) Series 2003 DN (Wachovia Bank N.A. LOC)
3.76%(c)	04/09/07	2,210	2,210,000
Philadelphia Authority for Industrial Development RB Municipal Cerificates Series 2006-1014 DN (FGIC Insurance, Bank of New York Liquidity Facility)
3.68%(b)(c)	04/09/07	3,100	3,100,000
Philadelphia Gas Works RB Series 2006-6 DN (FSA Insurance, Multiple SBPA’s)
3.66%(c)	04/09/07	7,540	7,540,000
Philadelphia GO Series 2006 TRAN
4.50%	06/29/07	935	936,685
Philadelphia Redevelopment Authority Multi-Family Housing RB Series 2006G-1 AMT DN (The Goldman Sachs Group, Inc. Guaranty, The Goldman Sachs Group, Inc. SBPA)
3.74%(b)(c)	04/09/07	20,395	20,395,000
Philadelphia Redevelopment Authority RB Spear DB-134 Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility)
3.71%(b)(c)	04/09/07	10,295	10,295,000
Philadelphia Water RB Munitops Trust Certificates Series 2005-15 AMT MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.66%(b)	09/20/07	5,395	5,395,000
Pocono Mountain School District GO Series 2007I-22 DN (Royal Bank of Canada Liquidity Facilitiy)
3.70%(b)(c)	04/09/07	1,635	1,635,000
Schuylkill County IDRB (KP-Tamaqua LP Project) Series 2007 AMT DN (Citizens Bank of Pennsylvania LOC)
3.71%(c)	04/09/07	1,535	1,535,000
Southcentral General Authority RB (Homewood Hanover Project) Series 2003 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	18,500	18,500,000
Southcentral General Authority RB (York Cerebral Palsy Home Project) Series 2000 DN (Fulton Bank LOC)
3.75%(c)	04/09/07	3,500	3,500,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
Southcentral General Authority RB Series 2003 DN (AMBAC Insurance, RBC Centura Bank SBPA)
3.70%(c)	04/09/07	$8,000	$8,000,000
St. Mary Hospital Authority Bucks County RB (Catholic Health Initiatives Project) Series 2004C DN
3.64%(c)	04/09/07	1,800	1,800,000
State Public School Building Authority RB (Parkland School District Project) Series 1999D DN (FGIC Insurance)
3.70%(c)	04/09/07	955	955,000
State Public School Building Authority RB (Philadelphia School District Project) Municipal Products, Inc. Trust Receipts Series 2007I-16 DN (Royal Bank of Canada Liquidity Facility)
3.69%(b)(c)	04/09/07	3,735	3,735,000
State Public School Building Authority RB (Philadelphia School District Project) Munitops Trust Certificates Series 2003-24 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.68%(b)(c)	04/09/07	2,145	2,145,000
State Public School Building Authority RB Putters Series 2006-1257 DN (FSA Insurance, PB Capital Corp. Liquidity Facility)
3.70%(b)(c)	04/09/07	3,230	3,230,000
Union County Hospital Authority RB (Evangelical Community Hospital Project) Series 2001 MB (Fleet National Bank SBPA, Radian Asset Assurance, Inc. Guaranty)
3.70%(c)	04/09/07	4,505	4,505,000
Union County IDRB (Stabler Cos., Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	6,785	6,785,000
University of Pittsburgh of the Commonwealth Systems of Higher Education GO (Pitt Panthers Asset Notes Project) Series 2006 RAN
4.50%	08/24/07	3,300	3,310,088
University of Pittsburgh of the Commonwealth Systems of Higher Education RB (University Capital Project) Series 2007A DN
3.62%(c)	04/09/07	6,800	6,800,000
Upper Merion Municipal Utility Authority RB Series 2003 DN (Commerce Bank N.A. LOC)
3.68%(c)	04/09/07	3,100	3,100,000
Upper St. Clair Township GO Munitops Trust Certificates Series 2002 MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.65%(b)	07/19/07	5,150	5,150,000
Venango IDRB (Scrubgrass Project) AMT TECP (Credit Local LOC)
3.70%	05/03/07	20,000	20,000,000
Venango IDRB Municipal Commercial Paper Series 2007 AMT TECP
3.70%	05/03/07	7,500	7,500,000
Westmoreland County IDRB (Industrial Development McCutcheon Enterprise Project) Series 1999 AMT DN (National City Bank N.A. LOC)
3.83%(c)	04/09/07	1,660	1,660,000
Wyoming IDRB (Deer Park Lumber Project) Series 2007A AMT DN (First Tennessee Bank LOC)
3.73%(c)	04/09/07	2,075	2,075,000
York County GO Series 2007 TRAN
4.00%	06/30/07	3,500	3,503,387
York County Hospital Authority RB (Homewood Retirement Centers of The United Church of Christ, Inc. Project) Series 1990 DN (M&T Bank Corp. LOC)
3.70%(c)	04/09/07	4,050	4,050,000
York County IDRB (Allied-Signal, Inc. Project) Series 1993 DN
3.95%(c)	04/09/07	1,000	1,000,000
York County IDRB (Interstate Holdings Co. Project) Series 2003 AMT DN (Wachovia Bank N.A. Liquidity Facility)
3.81%(c)	04/09/07	1,245	1,245,000
York County IDRB (Raich Family Ltd. Partner Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.80%(c)	04/09/07	2,000	2,000,000
York County IDRB (York Sheet Metal, Inc. Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.80%(c)	04/09/07	2,310	2,310,000
York General Authority RB (Strand Capital Performing Arts Center Project) Series 2002 DN (M&T Bank Corp. LOC)
3.73%(c)	04/09/07	5,560	5,560,000

			551,075,160

Puerto Rico — 0.8%
Commonwealth of Puerto Rico Infrastructure Financing Authority RB Merlots Trust Receipts Series 2005A-21 MB (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.60%(b)(c)	05/15/07	4,975	4,975,000

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 95.4% (Cost $556,050,160)			556,050,160

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
AFFILIATED INVESTMENTS — 4.2%
Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. LOC, Merrill Lynch Capital Securities Guaranty)
3.72%(b)(c)(d)	04/09/07	$5,000	$5,000,000
Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)
3.71%(b)(c)(d)	04/09/07	19,225	19,225,000

TOTAL AFFILIATED INVESTMENTS (Cost $24,225,000)			24,225,000

TOTAL INVESTMENTS IN SECURITIES — 99.6% (Cost $580,275,160(a))			580,275,160
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			2,285,163

NET ASSETS — 100.0%			$582,560,323

(a)	Aggregate cost for federal income tax purposes.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 25.6% of its net assets, with a current market value of $149,255,000, in securities restricted as to resale.
(c)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 99.1%
Puerto Rico — 6.3%
Commonwealth of Puerto Rico Electric Power Authority RB Series 2002-1 DN (MBIA Insurance, Bank of New York SBPA)
3.66%(b)(c)	04/09/07	$800	$800,000
Commonwealth of Puerto Rico Infrastructure Financing Authority RB Merlots Trust Receipts Series 2005A-21 MB (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.60%(b)(c)	05/15/07	250	250,000
Commonwealth of Puerto Rico RB Municipal Products, Inc. Trust Receipts Series 2006 DN (AMBAC Insurance, Royal Bank of Canada Liquidity Facility)
3.67%(b)(c)	04/09/07	700	700,000
Commonwealth of Puerto Rico RB Municipal Securities Trust Certificates Series 2000A DN (FSA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.65%(b)(c)	04/09/07	500	500,000
Puerto Rico Housing Finance Authority RB (Capital Funding Project) Municipal Trust Receipts Series 2006K-48 DN (Lehman Liquidity Co. Liquidity Facility, HUD Loan Guaranty)
3.67%(b)(c)	04/09/07	2,395	2,395,000

			4,645,000

Virginia — 92.8%
Alexandria IDRB (American Correctional Assoc. Project) Series 2006 DN (Bank of America N.A. LOC)
3.66%(c)	04/09/07	2,000	2,000,000
Alexandria IDRB (Goodwin House Project) Series 2005 DN (Wachovia Bank N.A. LOC)
3.75%(c)	04/02/07	165	165,000
Alexandria IDRB (YMCA of Billings Project) Series 1998 DN (M&T Bank Corp. LOC)
3.73%(c)	04/09/07	3,490	3,490,000
Arlington County IDRB (Woodbury Park Project) Series 2005A DN (Federal Home Loan Mortgage Liquidity Facility)
3.65%(c)	04/09/07	3,270	3,270,000
Chesapeake Bay Bridge & Tunnel Commonwealth District RB Merlots Trust Receipts Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility)
3.69%(b)(c)	04/09/07	900	900,000
Fairfax County Economic Development Authority RB (National Industries for Severe Handicap Project) Series 2002 DN (SunTrust Bank LOC)
3.66%(c)	04/09/07	450	450,000
Fairfax County Economic Development Authority RB (Retirement Greenspring Project) Series 2006B DN (Wachovia Bank N.A. LOC)
3.65%(c)	04/09/07	3,300	3,300,000
Fairfax County Economic Development Authority RB (Route 28 Project) Munitops Trust Certificates Series 2003 DN (MBIA Insurance, ABN-AMRO Bank SBPA)
3.69%(b)(c)	04/09/07	1,000	1,000,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-1 DN
3.63%(c)	04/09/07	2,100	2,100,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-2 DN
3.63%(c)	04/09/07	1,200	1,200,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005C-1 DN
3.63%(c)	04/09/07	3,200	3,200,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005C-2 DN
3.63%(c)	04/09/07	2,500	2,500,000
Fairfax County Redevelopment & Housing Authority RB Series 2007 BAN
4.00%	02/12/08	1,900	1,905,642
Hampton Redevelopment & Housing Authority RB (Multi-Family Housing Project) Series 1998 DN (Federal National Mortgage Assoc. Credit Support & LOC)
3.65%(c)	04/09/07	400	400,000
Hampton Roads Regional Jail Authority Facilities RB Trust Receipts Series 2004 ROC-RR-II-R-2156 DN (MBIA Insurance, Citibank N.A. Liquidity Facility)
3.71%(b)(c)	04/09/07	4,190	4,190,000
Lexington IDA Educational Facilities RB (VMI Development Board, Inc. Project) Series 2006 DN (Wachovia Bank N.A. LOC)
3.75%(c)	04/02/07	1,050	1,050,000
Loudoun County IDRB (Hill School Project) Series 2002 DN (SunTrust Bank LOC)
3.66%(c)	04/09/07	1,100	1,100,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003B DN
3.65%(c)	04/09/07	600	600,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003C DN
3.78%(c)	04/09/07	100	100,000
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Virginia (Continued)
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003D DN
3.66%(c)	04/09/07	$2,050	$2,050,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003F DN
3.64%(c)	04/09/07	500	500,000
Montgomery County IDRB (Virginia Technical Foundation Project) Series 2005 DN (Bank of America N.A. LOC)
3.85%(c)	04/02/07	1,890	1,890,000
Municipal Securities Trust Certificates RB (Virginia Commonwealth Transportation Board) Series 2007-5033 BBT Class A DN (Branch Banking and Trust Co. LOC)
3.70%(b)(c)	04/09/07	2,000	2,000,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2001 DN (SunTrust Bank LOC)
3.85%(c)	04/02/07	2,315	2,315,000
Roanoke IDRB (Carilion Health Systems Project) Series 2005C-2 DN (FSA Insurance, Wachovia Bank N.A. SBPA)
3.75%(c)	04/02/07	1,100	1,100,000
University of Virginia RB Munitops Trust Certificates Series 2005-48 DN (ABN-AMRO Bank N.V. SBPA)
3.69%(b)(c)	04/09/07	1,500	1,500,000
Upper Occoquan Sewer Authority RB Austin Trust Certificates Series 2007-123 DN (Financial Security Assurance Liquidity Facility, Bank of America N.A. LOC)
3.70%(b)(c)	04/09/07	2,235	2,235,000
Virginia Beach Development Authority IDRB (Ocean Ranch Motel Corp. Project) Series 1998 DN (Branch Banking & Trust Co. LOC)
3.68%(c)	04/09/07	700	700,000
Virginia Beach GO Merlots Trust Receipts Series 2007D-11 DN (Wachovia Bank N.A. LOC)
3.69%(b)(c)	04/09/07	1,470	1,470,000
Virginia Biotechnology Research Partnership Authority RB (Virginia Blood Services Project) Series 2006 DN (SunTrust Bank LOC)
3.66%(c)	04/09/07	600	600,000
Virginia College Building Authority Educational Facilities RB (21st Century College Project) Series 2006C DN (Wachovia Bank N.A. SBPA)
3.75%(c)	04/02/07	100	100,000
Virginia College Building Authority Educational Facilities RB (University of Richmond Project) Series 2006 DN (SunTrust Bank SBPA)
3.85%(c)	04/02/07	2,300	2,300,000
Virginia College Building Authority RB Series 2003-379 DN (J.P. Morgan Chase & Co. LOC)
3.72%(b)(c)	04/09/07	4,635	4,635,000
Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank N.A. Liquidity Facility)
3.80%(c)	04/02/07	2,400	2,400,000
Virginia GO Series 1997 MB
5.00%	06/01/07	940	942,576
Virginia GO Series 2002 MB
4.00%	06/01/07	500	500,412
Virginia Public Building Authority RB Series 2005D DN (Dexia Bank SBPA)
3.65%(c)	04/09/07	3,800	3,800,000
Virginia Public School Authority RB Trust Receipts Series 2003R-4050-ROC-II DN (Citigroup, Inc. Liquidity Facility)
3.71%(b)(c)	04/09/07	1,855	1,855,000
Winchester Authority Residential Care Facility IDRB (Westminster-Cantenbury Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.68%(c)	04/09/07	2,700	2,700,000

			68,513,630

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 99.1% (Cost $73,158,630)			73,158,630

AFFILIATED INVESTMENTS — 0.7%
Virginia Resource Authority Clean Water State Revolving Fund RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Captial Services SBPA) 3.69%(b)(c)(d) (Cost $505,000)	04/09/07	505	505,000

TOTAL INVESTMENTS IN SECURITIES — 99.8% (Cost $73,663,630(a))			73,663,630
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%			134,438

NET ASSETS — 100.0%			$73,798,068

(a)	Aggregate cost for federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of March 31, 2007, the Portfolio held 33.8% of its net assets, with a current market value of $24,935,000, in securities restricted as to resale.
(c)	Rates shown are the rates as of March 31, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Security insured by an affiliate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39

BLACKROCK FUNDS

Key to Investment Abbreviations

AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BAN	Bond Anticipation Notes
COP	Certificates of Participation
DN	Demand Notes
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO	General Obligation
HFA	Housing Finance Agency
HUD	Housing & Urban Development
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LOC	Letter of Credit
MB	Municipal Bonds
MBIA	Municipal Bond Insurance Association
PCRB	Pollution Control Revenue Bonds
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
ROC	Reset Option Certificate
SBPA	Stand-by Bond Purchase Agreement
TAN	Tax Anticipation Notes
TRAN	Tax & Revenue Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TOC	Tender Option Certificate
XLCA	XL Capital Assurance

40

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BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2007 (UNAUDITED)

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO		MUNICIPAL MONEY MARKET PORTFOLIO	NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
ASSETS
Investments at value—unaffiliated [1]	$1,673,371,544	$406,389,000	[3]	$288,561,921	$143,033,836	$85,236,562	$148,231,008	$534,215,160	$70,758,630
Investments at value—affiliated[2]	—	—		3,605,000	22,065,000	—	4,900,000	46,060,000	2,905,000
Cash	809	540		—	1,010	62,176	—	46,767	27,158
Interest receivable	4,492,419	940,836		2,200,961	1,399,777	398,754	1,231,619	3,946,584	337,241
Receivable from advisor	6,064	692		225	379	451	467	2,259	736
Capital shares sold receivable	23,124	—		91,989	—	—	—	—	—
Prepaid expenses	73,893	38,820		41,638	11,988	10,774	10,435	18,842	11,486

TOTAL ASSETS	1,677,967,853	407,369,888		294,501,734	166,511,990	85,708,717	154,373,529	584,289,612	74,040,251

LIABILITIES
Investments purchased payable	31,935,000	—		—	—	—	779,084	—	—
Cash overdraft	—	—		2,691	—	—	3,657	—	—
Capital shares redeemed payable	78,099	—		953	—	—	—	—	—
Distributions payable	4,328,586	1,434,819		335,025	358,629	102,196	413,643	1,393,256	203,600
Advisory fees payable	438,382	95,783		71,610	39,266	6,397	36,550	154,749	7,954
Administration fees payable	111,326	30,471		15,117	12,084	5,695	11,633	38,071	4,760
Custodian fees payable	14,682	9,592		5,682	3,767	3,365	3,377	9,400	2,700
Transfer agent fees payable	84,973	12,301		2,142	1,796	1,925	1,686	8,668	2,255
Distribution fees payable	11,314	—		—	—	—	—	—	—
Officers’ and trustees’ fees payable	219	72		230	226	18	37	74	46
Other accrued expenses payable	438,038	124,593		75,212	51,606	11,644	45,054	125,071	20,868

TOTAL LIABILITIES	37,440,619	1,707,631		508,662	467,374	131,240	1,294,721	1,729,289	242,183

NET ASSETS	$1,640,527,234	$405,662,257		$293,993,072	$166,044,616	$85,577,477	$153,078,808	$582,560,323	$73,798,068

[1]Cost of investments—unaffiliated	$1,673,371,544	$406,389,000		$288,561,921	$143,033,836	$85,236,562	$148,231,008	$534,215,160	$70,758,630
[2]Cost of investments—affiliated	—	—		3,605,000	22,065,000	—	4,900,000	46,060,000	2,905,000
[3]Consists entirely of Repurchase Agreements collateralized by U.S. Treasury and Agency Obligations.
AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid-in	$1,640,531,630	$405,666,245		$293,990,750	$166,042,424	$85,585,064	$153,074,100	$582,578,877	$73,797,968
Undistributed net investment income	64,239	46,591		78	—	8	—	—	—
Accumulated net realized gain (loss) on investment transactions	(68,635)	(50,579)		2,244	2,192	(7,595)	4,708	(18,554)	100

	$1,640,527,234	$405,662,257		$293,993,072	$166,044,616	$85,577,477	$153,078,808	$582,560,323	$73,798,068

42

BLACKROCK FUNDS

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO	MUNICIPAL MONEY MARKET PORTFOLIO	NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
Institutional Class:
Net Assets	$676,164,446	$143,862,440	$56,918,836	$94,207,603	$84,830,995	$127,193,545	$499,522,740	$73,777,828
Shares outstanding, unlimited number of shares authorized, $0.001 par value	676,217,264	143,889,564	56,862,295	94,200,526	84,834,162	127,184,433	499,524,847	73,777,919
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Class:
Net Assets	$418,435,895	$231,104,673	$95,425,992	$47,623,677	$403,599	$5,592,452	$49,046,744	$20,240
Shares outstanding, unlimited number of shares authorized, $0.001 par value	418,441,479	231,159,003	95,460,292	47,641,706	403,391	5,593,968	49,056,915	20,240
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Hilliard Lyons Class:
Net Assets	$133,260,284	$—	$137,653,392	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	133,254,231	—	137,665,315	—	—	—	—	—
Net Asset Value	$1.00	$—	$1.00	$—	$—	$—	$—	$—
Investor A Class:
Net Assets	$395,724,497	$30,695,144	$3,994,852	$24,213,336	$342,883	$20,292,811	$33,990,839	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	395,731,223	30,683,341	3,994,831	24,206,731	342,900	20,298,901	33,992,546	—
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$—
Investor B Class:
Net Assets	$12,985,609	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,984,056	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—
Investor C Class:
Net Assets	$3,956,503	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,956,616	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

43

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	MONEY MARKET PORTFOLIO	U.S. TREASURY MONEY MARKET PORTFOLIO	MUNICIPAL MONEY MARKET PORTFOLIO	NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
Investment income:
Interest	$43,148,600	$11,844,155	$5,933,347	$2,642,197
Interest from affiliates (Note C)	2,793	24	36,412	400,361

Total investment income	43,151,393	11,844,179	5,969,759	3,042,558

Expenses:
Investment advisory fee	3,450,966	1,008,991	736,140	382,256
Administration fee	515,022	168,164	122,690	63,709
Administration fee—class specific	195,135	56,055	40,897	21,237
Custodian fee	47,974	19,866	18,976	9,805
Transfer agent fee—class specific	251,483	11,012	21,719	4,507
Shareholder servicing fees—class specific	1,254,075	331,854	324,722	90,742
Distribution fees—class specific	76,986	—	—	—
Legal and audit fees	57,968	24,130	25,002	18,330
Printing fee	178,103	34,647	24,834	11,946
Registration fees and expenses	39,088	22,786	27,024	7,956
Officers’ and trustees’ fees	65,650	18,908	13,640	7,035
Other	37,558	16,109	12,672	7,539

Total expenses	6,170,008	1,712,522	1,368,316	625,062

Less investment advisory fees waived	(1,030,604)	(394,761)	(293,109)	(178,269)
Less administration fees waived—class specific	(72,301)	(22,878)	(17,677)	(12,183)
Less transfer agent fee waived—class specific	(5,736)	(758)	(230)	(418)
Less transfer agent fee reimbursed—class specific	(36,200)	(4,865)	(1,397)	(2,578)
Less fees paid indirectly (Note C)	(977)	(9)	(2)	(3)
Less shareholder servicing fees waived—class specific	(25,600)	—	(183,389)	—

Net expenses	4,998,590	1,289,251	872,512	431,611

Net investment income	38,152,803	10,554,928	5,097,247	2,610,947

Net realized gain (loss) from:
Investment transactions	1,897	—	(33,572)	—

Net increase in net assets resulting from operations	$38,154,700	$10,554,928	$5,063,675	$2,610,947

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

BLACKROCK FUNDS

	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
Investment income:
Interest	$1,360,994	$2,805,634	$9,799,956	$1,262,999
Interest from affiliates (Note C)	4	174,185	440,727	26,288

Total investment income	1,360,998	2,979,819	10,240,683	1,289,287

Expenses:
Investment advisory fee	170,289	364,070	1,265,973	161,849
Administration fee	28,381	60,678	207,794	26,975
Administration fee—class specific	9,462	20,218	70,282	8,991
Custodian fee	6,068	13,675	23,841	5,911
Transfer agent fee—class specific	3,859	4,201	19,251	6,189
Shareholder servicing fees—class specific	1,127	35,693	110,964	25
Distribution fees—class specific	—	—	—	—
Legal and audit fees	18,029	17,557	30,666	15,339
Printing fee	3,808	10,048	34,152	4,990
Registration fees and expenses	7,270	6,229	9,080	8,168
Officers’ and trustees’ fees	3,100	6,599	23,528	2,837
Other	3,631	6,512	19,298	3,108

Total expenses	255,024	545,480	1,814,829	244,382

Less investment advisory fees waived	(127,055)	(169,817)	(432,745)	(121,293)
Less administration fees waived—class specific	(9,376)	(16,648)	(59,490)	(8,991)
Less transfer agent fee waived—class specific	(226)	(470)	(1,754)	(280)
Less transfer agent fee reimbursed—class specific	(3,425)	(3,272)	(16,063)	(5,904)
Less fees paid indirectly (Note C)	(2)	(1)	(4)	(1)
Less shareholder servicing fees waived—class specific	—	—	—	—

Net expenses	114,940	355,272	1,304,773	107,913

Net investment income	1,246,058	2,624,547	8,935,910	1,181,374

Net realized gain (loss) from:
Investment transactions	30	28,703	4,614	(484)

Net increase in net assets resulting from operations	$1,246,088	$2,653,250	$8,940,524	$1,180,890

45

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MONEY MARKET PORTFOLIO		U.S.TREASURY MONEY MARKET PORTFOLIO		MUNICIPAL MONEY MARKET PORTFOLIO		NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$38,152,803	$62,489,092	$10,554,928	$18,282,111	$5,097,247	$8,768,733	$2,610,947	$4,691,831
Net realized gain (loss) on investments	1,897	126,368	—	—	(33,572)	35,816	—	4,217

Net increase in net assets resulting from operations	38,154,700	62,615,460	10,554,928	18,282,111	5,063,675	8,804,549	2,610,947	4,696,048

Distributions to shareholders from:
Net investment income:
Institutional Class	(14,851,571)	(23,658,010)	(4,457,784)	(7,765,532)	(1,087,176)	(1,816,786)	(1,553,247)	(2,693,505)
Service Class	(10,592,264)	(16,769,752)	(5,395,775)	(9,336,258)	(1,591,808)	(3,056,139)	(763,150)	(1,557,903)
Hilliard Lyons Class	(3,070,547)	(4,859,390)	—	—	(2,349,923)	(3,797,997)	—	—
Investor A Class	(9,213,585)	(16,411,709)	(701,369)	(1,180,321)	(68,340)	(97,733)	(294,550)	(440,423)
Investor B Class	(311,609)	(631,120)	—	—	—	—	—	—
Investor C Class	(113,227)	(159,111)	—	—	—	—	—	—

Total distributions from net investment income	(38,152,803)	(62,489,092)	(10,554,928)	(18,282,111)	(5,097,247)	(8,768,655)	(2,610,947)	(4,691,831)

Capital share transactions	75,226,240	5,435,137	(81,408,536)	32,988,490	(42,889,420)	36,588,956	(7,745,557)	24,636,212

Total increase (decrease) in net assets	75,228,137	5,561,505	(81,408,536)	32,988,490	(42,922,992)	36,624,850	(7,745,557)	24,640,429
Net assets:
Beginning of period	1,565,299,097	1,559,737,592	487,070,793	454,082,303	336,916,064	300,291,214	173,790,173	149,149,744

End of period	$1,640,527,234	$1,565,299,097	$405,662,257	$487,070,793	$293,993,072	$336,916,064	$166,044,616	$173,790,173

End of period undistributed net investment income	$64,239	$64,239	$46,591	$46,591	$78	$78	$—	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

BLACKROCK FUNDS

	NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO		OHIO MUNICIPAL MONEY MARKET PORTFOLIO		PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO		VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$1,246,058	$1,985,590	$2,624,547	$4,332,294	$8,935,910	$15,686,567	$1,181,374	$1,254,786
Net realized gain (loss) on investments	30	—	28,703	—	4,614	10,676	(484)	1,167

Net increase in net assets resulting from operations	1,246,088	1,985,590	2,653,250	4,332,294	8,940,524	15,697,243	1,180,890	1,255,953

Distributions to shareholders from:
Net investment income:
Institutional Class	(1,232,622)	(1,957,714)	(2,193,597)	(3,369,405)	(7,669,525)	(13,372,887)	(1,181,076)	(1,253,734)
Service Class	(8,570)	(19,019)	(86,892)	(246,438)	(768,834)	(1,243,209)	(298)	(1,052)
Hilliard Lyons Class	—	—	—	—	—	—	—	—
Investor A Class	(4,866)	(8,849)	(344,058)	(716,451)	(497,551)	(1,070,471)	—	—
Investor B Class	—	—	—	—	—	—	—	—
Investor C Class	—	—	—	—	—	—	—	—

Total distributions from net investment income	(1,246,058)	(1,985,582)	(2,624,547)	(4,332,294)	(8,935,910)	(15,686,567)	(1,181,374)	(1,254,786)

Capital share transactions	23,519,225	(1,203,968)	(3,879,652)	37,115,554	44,899,584	970,634	2,280,631	47,347,514

Total increase (decrease) in net assets	23,519,255	(1,203,960)	(3,850,949)	37,115,554	44,904,198	981,310	2,280,147	47,348,681
Net assets:
Beginning of period	62,058,222	63,262,182	156,929,757	119,814,203	537,656,125	536,674,815	71,517,921	24,169,240

End of period	$85,577,477	$62,058,222	$153,078,808	$156,929,757	$582,560,323	$537,656,125	$73,798,068	$71,517,921

End of period undistributed net investment income	$8	$8	$—	$—	$—	$—	$—	$—

47

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE C LASS
MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0248	0.0436	0.0233	0.0083	0.0103	0.0186	0.0234	0.0407	0.0203	0.0054	0.0073	0.0156
Distributions from net investment income	(0.0248)	(0.0436)	(0.0233)	(0.0083)	(0.0103)	(0.0186)	(0.0234)	(0.0407)	(0.0203)	(0.0054)	(0.0073)	(0.0156)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.51%[2]	4.44%	2.36%	0.84%	1.04%	1.87%	2.36%[2]	4.14%	2.05%	0.54%	0.74%	1.57%
Ratios/Supplemental data:
Net assets, end of period (000)	$676,164	$568,058	$574,473	$593,380	$2,006,202	$2,462,579	$418,436	$448,015	$411,831	$374,441	$431,854	$567,574
Ratio of net expenses to average net assets	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%	0.71%[3]	0.71%	0.72%	0.71%	0.72%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.58%[3]	0.63%	0.71%	0.63%	0.62%	0.61%	0.84%[3]	0.89%	0.96%	0.93%	0.94%	0.91%
Ratio of net investment income to average net assets	4.97%[3]	4.36%	2.30%	0.78%	1.04%	1.86%	4.68%[3]	4.09%	2.02%	0.54%	0.74%	1.60%
Ratio of net investment income to average net assets (excluding waivers)	4.81%[3]	4.15%	2.01%	0.57%	0.84%	1.67%	4.55%[3]	3.91%	1.78%	0.32%	0.53%	1.41%

	HILLIARD LYONS CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0234	0.0406	0.0198	0.0043	0.0056	0.0139	0.0230	0.0399	0.0199	0.0044	0.0056	0.0139
Distributions from net investment income	(0.0234)	(0.0406)	(0.0198)	(0.0043)	(0.0056)	(0.0139)	(0.0230)	(0.0399)	(0.0199)	(0.0044)	(0.0056)	(0.0139)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.36%[2]	4.13%	2.00%	0.43%	0.57%	1.40%	2.32%[2]	4.07%	2.01%	0.44%	0.57%	1.39%
Ratios/Supplemental data:
Net assets, end of period (000)	$133,260	$121,243	$116,066	$116,254	$148,277	$144,271	$395,724	$399,656	$433,609	$362,495	$451,676	$539,268
Ratio of net expenses to average net assets	0.70%[3]	0.72%	0.77%	0.82%	0.89%	0.89%	0.78%[3]	0.79%	0.76%	0.82%	0.89%	0.89%
Ratio of total expenses to average net assets (excluding waivers)	0.83%[3]	0.98%	1.07%	1.13%	1.10%	1.08%	0.91%[3]	1.05%	1.06%	1.13%	1.11%	1.08%
Ratio of net investment income to average net assets	4.69%[3]	4.06%	1.98%	0.42%	0.56%	1.40%	4.61%[3]	3.98%	2.04%	0.43%	0.57%	1.38%
Ratio of net investment income to average net assets (excluding waivers)	4.56%[3]	3.80%	1.68%	0.11%	0.34%	1.21%	4.48%[3]	3.72%	1.74%	0.12%	0.36%	1.19%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0207	0.0354	0.0151	0.0015	0.0014	0.0079	0.0207	0.0354	0.0151	0.0014	0.0014	0.0078
Distributions from net investment income	(0.0207)	(0.0354)	(0.0151)	(0.0015)	(0.0014)	(0.0079)	(0.0207)	(0.0354)	(0.0151)	(0.0014)	(0.0014)	(0.0078)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.09%[2]	3.60%	1.52%	0.15%	0.14%	0.79%	2.09%[2]	3.60%	1.52%	0.15%	0.14%	0.79%
Ratios/Supplemental data:
Net assets, end of period (000)	$12,986	$19,462	$18,716	$8,924	$13,490	$21,864	$3,957	$8,866	$5,043	$884	$2,197	$7,873
Ratio of net expenses to average net assets	1.24%[3]	1.24%	1.24%	1.10%	1.34%	1.49%	1.24%[3]	1.24%	1.24%	1.10%	1.35%	1.49%
Ratio of total expenses to average net assets (excluding waivers)	1.86%[3]	1.83%	1.74%	1.79%	1.86%	1.83%[4]	1.72%[3]	1.78%	1.73%	1.79%	1.86%	1.83%[4]
Ratio of net investment income to average net assets	4.15%[3]	3.54%	1.66%	0.14%	0.15%	0.77%	4.15%[3]	3.59%	1.79%	0.14%	0.15%	0.79%
Ratio of net investment income (loss) to average net assets (excluding waivers)	3.53%[3]	2.95%	1.16%	(0.55)%	(0.37)%	0.42%[4]	3.67%[3]	3.05%	1.30%	(0.56)%	(0.35)%	0.45%[4]

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.
[4]	Certain prior year amounts were reclassified to conform to current year presentation.

49

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
U.S. TREASURY MONEY MARKET PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0243	0.0422	0.0221	0.0072	0.0091	0.0166
Distributions from net investment income	(0.0243)	(0.0422)	(0.0221)	(0.0072)	(0.0091)	(0.0166)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.45%[2]	4.30%	2.23%	0.72%	0.92%	1.68%
Ratios/Supplemental data:
Net assets, end of period (000)	$143,862	$211,960	$164,905	$176,136	$379,240	$526,344
Ratio of net expenses to average net assets	0.41%[3]	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of total expenses to average net assets (excluding waivers)	0.62%[3]	0.65%	0.73%	0.70%	0.70%	0.68%
Ratio of net investment income to average net assets	4.87%[3]	4.26%	2.18%	0.68%	0.93%	1.62%
Ratio of net investment income to average net assets (excluding waivers)	4.66%[3]	4.02%	1.86%	0.39%	0.64%	1.35%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0229	0.0393	0.0190	0.0042	0.0061	0.0136
Distributions from net investment income	(0.0229)	(0.0393)	(0.0190)	(0.0042)	(0.0061)	(0.0136)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.31%[2]	4.00%	1.93%	0.42%	0.62%	1.37%
Ratios/Supplemental data:
Net assets, end of period (000)	$231,105	$246,517	$257,187	$219,788	$250,314	$265,841
Ratio of net expenses to average net assets	0.69%[3]	0.70%	0.71%	0.71%	0.71%	0.71%
Ratio of total expenses to average net assets (excluding waivers)	0.86%[3]	0.90%	0.98%	0.99%	1.00%	0.98%
Ratio of net investment income to average net assets	4.59%[3]	3.94%	1.99%	0.41%	0.61%	1.39%
Ratio of net investment income to average net assets (excluding waivers)	4.42%[3]	3.74%	1.72%	0.13%	0.32%	1.11%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

BLACKROCK FUNDS

	INVESTOR A CLASS						INVESTOR C CLASS
U.S. TREASURY MONEY MARKET PORTFOLIO[4]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 2/06/02[1,4,5]
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0229	0.0388	0.0186	0.0031	0.0044	0.0119	0.0003
Distributions from net investment income	(0.0229)	(0.0388)	(0.0186)	(0.0031)	(0.0044)	(0.0119)	(0.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.31%[2]	3.95%	1.88%	0.31%	0.44%	1.20%	0.03%[2]
Ratios/Supplemental data:
Net assets, end of period (000)	$30,695	$28,593	$31,990	$41,283	$49,906	$68,299	$— [6]
Ratio of net expenses to average net assets	0.70%[3]	0.75%	0.75%	0.82%	0.88%	0.88%	1.48%[3]
Ratio of total expenses to average net assets (excluding waivers)	0.87%[3]	1.04%	1.07%	1.19%	1.17%	1.16%	1.76%[3]
Ratio of net investment income to average net assets	4.58%[3]	3.86%	1.83%	0.31%	0.47%	1.15%	0.72%[3]
Ratio of net investment income (loss) to average net assets (excluding waivers)	4.41%[3]	3.57%	1.51%	(0.06)%	0.17%	0.87%	0.44%[3]

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.
[4]	Commencement of operations of share class effective 01/22/02.
[5]	Reissuance of shares.
[6]	There were no Investor C shares outstanding as of September 30, 2002.

51

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0161	0.0289	0.0172	0.0073	0.0092	0.0142	0.0147	0.0260	0.0143	0.0043	0.0062	0.0112
Distributions from net investment income	(0.0161)	(0.0289)	(0.0172)	(0.0073)	(0.0092)	(0.0142)	(0.0147)	(0.0260)	(0.0143)	(0.0043)	(0.0062)	(0.0112)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.62%[2]	2.93%	1.74%	0.73%	0.92%	1.43%	1.48%[2]	2.63%	1.44%	0.43%	0.62%	1.12%
Ratios/Supplemental data:
Net assets, end of period (000)	$56,919	$61,154	$75,789	$126,534	$437,613	$428,743	$95,426	$132,523	$93,844	$70,344	$88,769	$104,474
Ratio of net expenses to average net assets	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%	0.71%[3]	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.63%[3]	0.67%	0.74%	0.71%	0.71%	0.70%	0.91%[3]	0.91%	0.99%	1.00%	1.01%	1.00%
Ratio of net investment income to average net assets	3.23%[3]	2.88%	1.69%	0.69%	0.92%	1.41%	2.93%[3]	2.64%	1.45%	0.42%	0.63%	1.13%
Ratio of net investment income to average net assets (excluding waivers)	3.02%[3]	2.63%	1.37%	0.41%	0.64%	1.13%	2.73%[3]	2.44%	1.18%	0.14%	0.34%	0.85%

	HILLIARD LYONS CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0160	0.0284	0.0163	0.0056	0.0070	0.0120
Distributions from net investment income	(0.0160)	(0.0284)	(0.0163)	(0.0056)	(0.0070)	(0.0120)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.61%[2]	2.87%	1.64%	0.57%	0.70%	1.20%
Ratios/Supplemental data:
Net assets, end of period (000)	$137,653	$140,409	$126,397	$127,151	$143,305	$147,755
Ratio of net expenses to average net assets	0.45%[3]	0.47%	0.52%	0.59%	0.64%	0.64%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	1.02%	1.09%	1.13%	0.93%	0.92%
Ratio of net investment income to average net assets	3.20%[3]	2.84%	1.62%	0.56%	0.70%	1.17%
Ratio of net investment income to average net assets (excluding waivers)	2.77%[3]	2.29%	1.05%	0.02%	0.41%	0.89%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52

BLACKROCK FUNDS

	INVESTOR A CLASS
MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0147	0.0258	0.0136	0.0042	0.0048	0.0095
Distributions from net investment income	(0.0147)	(0.0258)	(0.0136)	(0.0042)	(0.0048)	(0.0095)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.48%[2]	2.61%	1.37%	0.43%	0.49%	0.95%
Ratios/Supplemental data:
Net assets, end of period (000)	$3,995	$2,830	$4,262	$7,322	$9,019	$6,587
Ratio of net expenses to average net assets	0.70%[3]	0.73%	0.79%	0.72%	0.85%	0.89%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	1.03%	1.11%	1.19%	1.18%	1.17%
Ratio of net investment income to average net assets	2.95%[3]	2.53%	1.29%	0.42%	0.47%	0.96%
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.77%[3]	2.23%	0.97%	(0.05)%	0.15%	0.68%

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.

53

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0159	0.0285	0.0175	0.0074	0.0089	0.0134
Distributions from net investment income	(0.0159)	(0.0285)	(0.0175)	(0.0074)	(0.0089)	(0.0134)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.60%[2]	2.89%	1.76%	0.74%	0.89%	1.35%
Ratios/Supplemental data:
Net assets, end of period (000)	$94,208	$99,173	$74,329	$80,530	$77,267	$86,573
Ratio of net expenses to average net assets	0.39%[3]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of total expenses to average net assets (excluding waivers)	0.63%[3]	0.66%	0.74%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets	3.19%[3]	2.88%	1.73%	0.74%	0.89%	1.34%
Ratio of net investment income to average net assets (excluding waivers)	2.95%[3]	2.61%	1.38%	0.40%	0.56%	1.02%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0145	0.0256	0.0145	0.0044	0.0059	0.0104
Distributions from net investment income	(0.0145)	(0.0256)	(0.0145)	(0.0044)	(0.0059)	(0.0104)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.46%[2]	2.60%	1.46%	0.44%	0.59%	1.04%
Ratios/Supplemental data:
Net assets, end of period (000)	$47,624	$56,955	$59,794	$59,899	$64,313	$65,074
Ratio of net expenses to average net assets	0.67%[3]	0.68%	0.69%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	0.92%	0.99%	1.01%	1.02%	1.01%
Ratio of net investment income to average net assets	2.91%[3]	2.57%	1.45%	0.44%	0.59%	1.04%
Ratio of net investment income to average net assets (excluding waivers)	2.70%[3]	2.33%	1.15%	0.12%	0.26%	0.71%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

BLACKROCK FUNDS

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0145	0.0255	0.0138	0.0044	0.0045	0.0087
Distributions from net investment income	(0.0145)	(0.0255)	(0.0138)	(0.0044)	(0.0045)	(0.0087)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.46%[2]	2.58%	1.39%	0.44%	0.45%	0.87%
Ratios/Supplemental data:
Net assets, end of period (000)	$24,213	$17,662	$15,027	$12,821	$17,783	$14,244
Ratio of net expenses to average net assets	0.67%[3]	0.69%	0.75%	0.69%	0.82%	0.86%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	1.02%	1.11%	1.21%	1.19%	1.18%
Ratio of net investment income to average net assets	2.92%[3]	2.56%	1.40%	0.43%	0.44%	0.87%
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.71%[3]	2.23%	1.04%	(0.09)%	0.07%	0.54%

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.

55

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0164	0.0299	0.0185	0.0084	0.0097	0.0134
Distributions from net investment income	(0.0164)	(0.0299)	(0.0185)	(0.0084)	(0.0097)	(0.0134)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.65%[2]	3.04%	1.87%	0.85%	0.97%	1.35%
Ratios/Supplemental data:
Net assets, end of period (000)	$84,831	$61,086	$56,017	$58,168	$162,465	$156,476
Ratio of net expenses to average net assets	0.30%[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of total expenses to average net assets (excluding waivers)	0.67%[3]	0.70%	0.80%	0.74%	0.74%	0.72%
Ratio of net investment income to average net assets	3.30%[3]	3.00%	1.84%	0.84%	0.96%	1.32%
Ratio of net investment income to average net assets (excluding waivers)	2.93%[3]	2.60%	1.34%	0.40%	0.53%	0.90%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0149	0.0270	0.0155	0.0054	0.0067	0.0104
Distributions from net investment income	(0.0149)	(0.0270)	(0.0155)	(0.0054)	(0.0067)	(0.0104)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.50%[2]	2.73%	1.56%	0.54%	0.67%	1.05%
Ratios/Supplemental data:
Net assets, end of period (000)	$404	$656	$6,923	$160	$227	$205
Ratio of net expenses to average net assets	0.60%[3]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.94%[3]	0.98%	1.07%	1.03%	1.04%	1.02%
Ratio of net investment income to average net assets	2.99%[3]	2.61%	1.69%	0.55%	0.63%	1.14%
Ratio of net investment income to average net assets (excluding waivers)	2.65%[3]	2.23%	1.22%	0.11%	0.20%	0.71%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

BLACKROCK FUNDS

	INVESTOR A CLASS						INVESTOR B CLASS
NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 12/14/01[1,4]
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0147	0.0264	0.0151	0.0054	0.0053	0.0082	0.0012
Distributions from net investment income	(0.0147)	(0.0264)	(0.0151)	(0.0054)	(0.0053)	(0.0082)	(0.0012)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.48%[2]	2.67%	1.52%	0.55%	0.53%	0.88%	0.12%[2]
Ratios/Supplemental data:
Net assets, end of period (000)	$343	$316	$321	$319	$338	$375	$— [5]
Ratio of net expenses to average net assets	0.65%[3]	0.66%	0.64%	0.60%	0.74%	0.77%	1.37%[3]
Ratio of total expenses to average net assets (excluding waivers)	0.99%[3]	1.10%	1.15%	1.23%	1.21%	1.19%	1.79%[3]
Ratio of net investment income to average net assets	2.94%[3]	2.64%	1.51%	0.54%	0.53%	0.88%	0.60%[3]
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.60%[3]	2.20%	1.00%	(0.09)%	0.06%	0.46%	0.18%[3]

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.
[4]	Commencement of operations of share class effective 10/01/01.
[5]	There were no Investor B shares outstanding as of September 30, 2002.

57

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0164	0.0297	0.0182	0.0087	0.0105	0.0154
Distributions from net investment income	(0.0164)	(0.0297)	(0.0182)	(0.0087)	(0.0105)	(0.0154)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.65%[2]	3.01%	1.83%	0.87%	1.06%	1.55%
Ratios/Supplemental data:
Net assets, end of period (000)	$127,194	$131,016	$88,697	$122,030	$94,936	$104,426
Ratio of net expenses to average net assets	0.39%[3]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of total expenses to average net assets (excluding waivers)	0.63%[3]	0.67%	0.73%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	3.29%[3]	2.99%	1.79%	0.87%	1.05%	1.52%
Ratio of net investment income to average net assets (excluding waivers)	3.05%[3]	2.71%	1.45%	0.54%	0.71%	1.19%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0150	0.0268	0.0152	0.0057	0.0075	0.0124
Distributions from net investment income	(0.0150)	(0.0268)	(0.0152)	(0.0057)	(0.0075)	(0.0124)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.51%[2]	2.72%	1.53%	0.57%	0.75%	1.25%
Ratios/Supplemental data:
Net assets, end of period (000)	$5,592	$5,647	$10,224	$15,311	$13,061	$11,511
Ratio of net expenses to average net assets	0.67%[3]	0.68%	0.69%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	0.92%	0.98%	1.01%	1.03%	1.02%
Ratio of net investment income to average net assets	3.02%[3]	2.65%	1.50%	0.56%	0.75%	1.19%
Ratio of net investment income to average net assets (excluding waivers)	2.81%[3]	2.41%	1.21%	0.24%	0.41%	0.87%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58

BLACKROCK FUNDS

	INVESTOR A CLASS
OHIO MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0150	0.0267	0.0150	0.0046	0.0058	0.0107
Distributions from net investment income	(0.0150)	(0.0267)	(0.0150)	(0.0046)	(0.0058)	(0.0107)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.51%[2]	2.70%	1.51%	0.46%	0.58%	1.07%
Ratios/Supplemental data:
Net assets, end of period (000)	$20,293	$20,267	$20,893	$32,171	$26,154	$30,851
Ratio of net expenses to average net assets	0.67%[3]	0.69%	0.71%	0.80%	0.86%	0.86%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[3]	1.01%	1.06%	1.20%	1.19%	1.18%
Ratio of net investment income to average net assets	3.02%[3]	2.67%	1.47%	0.46%	0.59%	1.09%
Ratio of net investment income to average net assets (excluding waivers)	2.81%[3]	2.35%	1.12%	0.06%	0.25%	0.77%

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.

59

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0161	0.0290	0.0178	0.0073	0.0093	0.0131
Distributions from net investment income	(0.0161)	(0.0290)	(0.0178)	(0.0073)	(0.0093)	(0.0131)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.62%[2]	2.94%	1.79%	0.73%	0.93%	1.31%
Ratios/Supplemental data:
Net assets, end of period (000)	$499,523	$464,708	$430,376	$426,130	$416,412	$466,039
Ratio of net expenses to average net assets	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of total expenses to average net assets (excluding waivers)	0.61%[3]	0.64%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	3.22%[3]	2.92%	1.78%	0.73%	0.93%	1.30%
Ratio of net investment income to average net assets (excluding waivers)	3.03%[3]	2.70%	1.48%	0.44%	0.64%	1.02%

	SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0147	0.0261	0.0148	0.0043	0.0063	0.0101
Distributions from net investment income	(0.0147)	(0.0261)	(0.0148)	(0.0043)	(0.0063)	(0.0101)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.48%[2]	2.65%	1.49%	0.43%	0.63%	1.01%
Ratios/Supplemental data:
Net assets, end of period (000)	$49,047	$44,406	$34,219	$32,866	$44,164	$54,574
Ratio of net expenses to average net assets	0.70%[3]	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.85%[3]	0.89%	0.97%	0.99%	1.01%	1.01%
Ratio of net investment income to average net assets	2.94%[3]	2.63%	1.47%	0.43%	0.64%	1.01%
Ratio of net investment income to average net assets (excluding waivers)	2.79%[3]	2.45%	1.22%	0.15%	0.35%	0.73%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60

BLACKROCK FUNDS

	INVESTOR A CLASS						INVESTOR B CLASS
PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 4/09/02[1,4]
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0146	0.0259	0.0155	0.0045	0.0049	0.0084	0.0003
Distributions from net investment income	(0.0146)	(0.0259)	(0.0155)	(0.0045)	(0.0049)	(0.0084)	(0.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.47%[2]	2.62%	1.56%	0.45%	0.49%	0.84%	0.05%[2]
Ratios/Supplemental data:
Net assets, end of period (000)	$33,991	$28,542	$72,079	$29,647	$33,726	$68,204	$— [5]
Ratio of net expenses to average net assets	0.72%[3]	0.73%	0.65%	0.70%	0.87%	0.88%	1.49%[3]
Ratio of total expenses to average net assets (excluding waivers)	0.87%[3]	1.01%	0.96%	1.17%	1.18%	1.16%	1.76%[3]
Ratio of net investment income to average net assets	2.92%[3]	2.49%	1.64%	0.44%	0.51%	0.83%	0.14%[3]
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.77%[3]	2.21%	1.33%	(0.03)%	0.19%	0.55%	(0.13)%[3]

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.
[4]	Commencement of operations of share class effective 12/12/01.
[5]	There were no Investor B shares outstanding as of September 30, 2002.

61

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS
VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0164	0.0295	0.0181	0.0082	0.0094	0.0144
Distributions from net investment income	(0.0164)	(0.0295)	(0.0181)	(0.0082)	(0.0094)	(0.0144)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.65%[2]	2.99%	1.83%	0.82%	0.95%	1.45%
Ratios/Supplemental data:
Net assets, end of period (000)	$73,778	$71,518	$24,169	$17,857	$21,963	$19,808
Ratio of net expenses to average net assets	0.30%[3]	0.29%	0.30%	0.30%	0.30%	0.30%
Ratio of total expenses to average net assets (excluding waivers)	0.68%[3]	0.75%	0.92%	0.89%	0.75%	0.75%
Ratio of net investment income to average net assets	3.28%[3]	3.03%	1.84%	0.83%	0.93%	1.50%
Ratio of net investment income to average net assets (excluding waivers)	2.90%[3]	2.57%	1.22%	0.23%	0.48%	1.06%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

BLACKROCK FUNDS

	SERVICE CLASS						INVESTOR A CLASS
VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	4/24/06[4] - 9/30/06[5]	05/13/05[4]- 06/27/05[6]	10/01/03 - 10/07/03[1,7]	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 3/12/02[1,8,9]
					2003[1]	2002[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0149	0.0104	0.0023	0.0001	0.0084	0.0124	0.0051
Distributions from net investment income	(0.0149)	(0.0104)	(0.0023)	(0.0001)	(0.0084)	(0.0124)	(0.0051)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.50%[2]	1.05%[2]	0.23%[2]	0.01%[2]	0.85%	1.25%	0.51%[2]
Ratios/Supplemental data:
Net assets, end of period (000)	$20	$— [10]	$— [6]	$— [7]	$41,011	$44,143	$— [9]
Ratio of net expenses to average net assets	0.59%[3]	0.58%[3]	0.60%[3]	0.40%[3]	0.40%	0.40%	0.77%[3]
Ratio of total expenses to average net assets (excluding waivers)	1.28%[3]	1.09%[3]	1.18%[3]	1.06%[3]	1.05%	1.00%	1.20%[3]
Ratio of net investment income to average net assets	2.98%[3]	3.11%[3]	1.96%[3]	0.71%[3]	0.85%	1.19%	1.21%[3]
Ratio of net investment income to average net assets (excluding waivers)	2.29%[3]	2.60%[3]	1.38%[3]	0.04%[3]	0.19%	0.60%	0.77%[3]

[1]	Audited by other auditors.
[2]	Not annualized.
[3]	Annualized.
[4]	Reissuance of shares.
[5]	There were no Service shares outstanding during the period May 3, 2006 to June 1, 2006.
[6]	There were no Service shares outstanding as of September 30, 2005.
[7]	There were no Service shares outstanding as of September 30, 2004.
[8]	Commencement of operations of share class effective 10/01/01.
[9]	There were no Investor A shares outstanding as of September 30, 2002.
[10]	Net assets end of period are less than $500.

63

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, eight of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation — Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The

64

BLACKROCK FUNDS

agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Institutional Management Corporation (“BIMC”), an indirect wholly-owned subsidiary of BlackRock, Inc. serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

BlackRock pays BIMC fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the Institutional, Service, Hilliard Lyons, Investor A, Investor B and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons, an indirect wholly-owned subsidiary of PNC, provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary

65

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

depending on share class. For the six months ended March 31, 2007, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Money Market	$3	$29,530
U.S. Treasury	—	12
Municipal	—	12,554
Pennsylvania Municipal	—	63

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.095% of the first $500 million, 0.085% of the next $500 million and 0.075% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (the “BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons Shares, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

	Class-Specific Fee Arrangement
	Share Classes
	Institutional		Service		Hilliard Lyons		Investor A		Investor B		Investor C
Portfolio	Contractual Fees	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)
Money Market	None	None	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	1.00%	0.75%	1.00%	0.75%
U.S. Treasury	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Municipal	None	None	0.25%	0.25%	0.25%	None	0.25%	0.25%	1.00%	N/A	1.00%	N/A
New Jersey Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
North Carolina Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Ohio Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Pennsylvania Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Virginia Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	N/A	1.00%	N/A	1.00%	N/A

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	— the actual fees are for the six months ended March 31, 2007.

66

BLACKROCK FUNDS

For the six months ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	HILLIARD LYONS	BLACKROCK
Money Market	$1,607	$478,520	$7,192
U.S. Treasury	2	28,517	13,942
Municipal	—	5,700	691
New Jersey Municipal	—	29,340	48
North Carolina Municipal	1	—	370
Ohio Municipal	—	33,391	1
Pennsylvania Municipal	—	49,442	146
Virginia Municipal	—	—	29

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

	SHARE CLASSES
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Money Market	$2,437	$3,541	$863	$23,528	$2,646	$653	$33,668
U.S. Treasury	758	1,750	—	341	—	—	2,849
Municipal	230	1,010	1,065	42	—	—	2,347
New Jersey Municipal	418	522	—	158	—	—	1,098
North Carolina Municipal	224	11	—	16	—	—	251
Ohio Municipal	470	48	—	150	—	—	668
Pennsylvania Municipal	1,754	304	—	250	—	—	2,308
Virginia Municipal	278	2	—	—	—	—	280

For the six months ended March 31, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Money Market	$69,735	$56,478	$16,355	$50,001	$1,882	$684	$195,135
U.S. Treasury	22,878	29,350	—	3,827	—	—	56,055
Municipal	8,418	13,560	18,339	580	—	—	40,897
New Jersey Municipal	12,163	6,549	—	2,525	—	—	21,237
North Carolina Municipal	9,348	72	—	42	—	—	9,462
Ohio Municipal	16,648	720	—	2,850	—	—	20,218
Pennsylvania Municipal	59,490	6,537	—	4,255	—	—	70,282
Virginia Municipal	8,989	2	—	—	—	—	8,991

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C	TOTAL
Money Market	$69,735	$—	$1,882	$684	$72,301
U.S. Treasury	22,878	—	—	—	22,878
Municipal	8,418	9,259	—	—	17,677
New Jersey Municipal	12,163	20	—	—	12,183
North Carolina Municipal	9,348	28	—	—	9,376
Ohio Municipal	16,648	—	—	—	16,648
Pennsylvania Municipal	59,490	—	—	—	59,490
Virginia Municipal	8,989	2	—	—	8,991

67

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TRANSFER AGENT FEES	SHARE CLASSES
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Money Market	$23,806	$25,921	$1,372	$175,213	$21,252	$3,919	$251,483
U.S. Treasury	5,624	3,248	—	2,140	—	—	11,012
Municipal	1,627	18,314	1,564	214	—	—	21,719
New Jersey Municipal	2,996	1,095	—	416	—	—	4,507
North Carolina Municipal	3,645	86	—	128	—	—	3,859
Ohio Municipal	3,743	125	—	333	—	—	4,201
Pennsylvania Municipal	17,819	705	—	727	—	—	19,251
Virginia Municipal	6,151	38	—	—	—	—	6,189

TRANSFER AGENT FEES WAIVED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C	TOTAL
Money Market	$2,437	$—	$2,646	$653	$5,736
U.S. Treasury	758	—	—	—	758
Municipal	230	—	—	—	230
New Jersey Municipal	418	—	—	—	418
North Carolina Municipal	224	2	—	—	226
Ohio Municipal	470	—	—	—	470
Pennsylvania Municipal	1,754	—	—	—	1,754
Virginia Municipal	278	2	—	—	280

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES
	INSTITUTIONAL	SERVICE	INVESTOR B	INVESTOR C	TOTAL
Money Market	$21,347	$—	$13,420	$1,433	$36,200
U.S. Treasury	4,865	—	—	—	4,865
Municipal	1,397	—	—	—	1,397
New Jersey Municipal	2,578	—	—	—	2,578
North Carolina Municipal	3,420	5	—	—	3,425
Ohio Municipal	3,272	—	—	—	3,272
Pennsylvania Municipal	16,063	—	—	—	16,063
Virginia Municipal	5,872	32	—	—	5,904

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
Money Market	$565,180	$163,553	$499,742	$18,777	$6,823	$1,254,075
U.S. Treasury	293,584	—	38,270	—	—	331,854
Municipal	135,534	183,389	5,799	—	—	324,722
New Jersey Municipal	65,487	—	25,255	—	—	90,742
North Carolina Municipal	716	—	411	—	—	1,127
Ohio Municipal	7,198	—	28,495	—	—	35,693
Pennsylvania Municipal	65,371	—	45,593	—	—	110,964
Virginia Municipal	25	—	—	—	—	25

SHAREHOLDER SERVICE FEES WAIVED	SHARE CLASSES
	HILLIARD LYONS	INVESTOR B	INVESTOR C	TOTAL
Money Market	$—	$18,777	$6,823	$25,600
Municipal	183,389	—	—	183,389

68

BLACKROCK FUNDS

DISTRIBUTION FEES	SHARE CLASSES
	INVESTOR B	INVESTOR C	TOTAL
Money Market	$56,452	$20,534	$76,986

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	SHARE CLASSES
	INSTITUTIONAL	SERVICE	HILLIARD LYONS	INVESTOR A	INVESTOR B	INVESTOR C
Money Market	0.42%	0.72%	0.91%	0.89%	1.49%	1.49%
U.S. Treasury	0.41%	0.71%	N/A	0.88%	1.48%[1]	1.48%[1]
Municipal	0.42%	0.72%	0.66%	0.89%	1.49%[1]	1.49%[1]
New Jersey Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
North Carolina Municipal	0.30%	0.60%	N/A	0.87%	1.37%[1]	1.37%[1]
Ohio Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
Pennsylvania Municipal	0.42%	0.72%	N/A	0.99%	1.49%[1]	1.49%[1]
Virginia Municipal	0.30%	0.60%	N/A	0.87%[1]	1.37%[1]	1.37%[1]

[1]	There were no shares outstanding as of March 31, 2007.

If within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Money Market	$—	$1,638,585	$260,652	$1,899,237
U.S. Treasury	1,194,807	772,301	100,967	2,068,075
Municipal	630,099	334,488	55,027	1,019,614
New Jersey Municipal	456,571	356,460	45,814	858,845
North Carolina Municipal	304,943	246,782	50,936	602,661
Ohio Municipal	413,974	311,945	52,572	778,491
Pennsylvania Municipal	1,359,479	968,214	140,588	2,468,281
Virginia Municipal	142,461	224,221	43,851	410,533

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

U.S. Treasury	$1,317,236
Municipal	1,151,500
New Jersey Municipal	479,468
North Carolina Municipal	261,156
Ohio Municipal	431,627
Pennsylvania Municipal	1,334,315
Virginia Municipal	101,140

69

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

For the six months ended March 31, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor B Class:

INVESTOR B CLASS
Money Market	$2,048

For the six months ended March 31, 2007, short term investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	NET ACTIVITY	INTEREST INCOME	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
Municipal	Denver Urban Renewal Authority Tax Increment RB P-Float Trust Receipts Series 2004 PT-999 DN (Lloyds TSB Bank Plc SBPA, Lloyds TSB Bank Plc Guaranty)	$(1,500,000)	$772	$—
	Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	24,130	1,330,000
	Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB P-Float Trust Receipts Series 2005 PZ-44 DN (MBIA Insurance, Merrill Lynch Capital Services SBPA)	—	9,102	500,000
	Pleasant Valley School District of Ventura County GO P-Float Trust Receipts Series 2005 PT-2783 DN (MBIA Insurance, Dexia Credit Local SBPA)	(150,000)	2,402	—
New Jersey Municipal	New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)	6,795,000	122,355	6,795,000
	New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)	—	135,508	7,415,000
	Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)	—	142,490	7,855,000
Ohio Municipal	Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (Merrill Lynch & Co. Guaranty)	—	89,685	4,900,000
	Rickenbacker Port Authority RB P-Float Trust Receipts Series 2004 PT-2453 AMT DN (Merrill Lynch & Co. Guaranty)	(5,080,000)	84,497	—
Pennsylvania Municipal	Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. LOC, Merrill Lynch Capital Securities Guaranty)	—	91,016	5,000,000
	Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)	—	349,700	19,225,000

Virginia Municipal	Chesterfield County IDRB P-Float Trust Receipts Series 2004 PT-2133 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	(1,250,000)	17,194	—
	Virginia Resource Authority Clean Water State Revolving Fund RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Captial Services SBPA)	—	9,092	505,000

70

BLACKROCK FUNDS

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2007, was as follows:

Money Market	$2,793
U.S. Treasury	24
Municipal	6
New Jersey Municipal	8
North Carolina Municipal	4
Ohio Municipal	3
Pennsylvania Municipal	11
Virginia Municipal	2

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

(D) Capital Shares

Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the dollar amounts shown on the following pages for such transactions.

Transactions in capital shares for each period were as follows:

	MONEY MARKET
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$720,521,130	$1,829,862,461
Service Class	937,901,907	1,628,218,988
Hilliard Lyons Class	57,297,861	97,225,202
Investor A Class	180,946,906	332,518,249
Investor B Class	4,335,686	22,421,853
Investor C Class	1,765,036	11,390,892
Shares issued in reinvestment of dividends:
Institutional Class	531,763	888,010
Service Class	1,516,453	2,427,631
Hilliard Lyons Class	3,070,547	4,859,054
Investor A Class	8,819,315	15,718,881
Investor B Class	253,462	525,227
Investor C Class	90,726	137,842
Shares redeemed:
Institutional Class	(612,947,259)	(1,837,207,867)
Service Class	(968,997,681)	(1,594,500,937)
Hilliard Lyons Class	(48,350,866)	(96,917,880)
Investor A Class	(193,698,638)	(382,223,140)
Investor B Class	(11,065,242)	(22,202,844)
Investor C Class	(6,764,866)	(7,706,485)

Net increase	$75,226,240	$5,435,137

71

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	U.S. TREASURY
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$195,614,109	$279,981,509
Service Class	512,806,179	1,002,926,784
Investor A Class	13,867,104	35,814,478
Shares issued in reinvestment of dividends:
Institutional Class	4,414	3,198
Service Class	145,157	355,769
Investor A Class	701,256	1,180,321
Shares redeemed:
Institutional Class	(263,718,116)	(232,927,357)
Service Class	(528,361,665)	(1,013,954,890)
Investor A Class	(12,466,974)	(40,391,322)

Net increase (decrease)	$(81,408,536)	$32,988,490

	MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$78,357,225	$202,431,980
Service Class	110,862,307	355,085,644
Hilliard Lyons Class	62,922,185	134,913,206
Investor A Class	18,311,529	17,228,598
Shares issued in reinvestment of dividends:
Institutional Class	526	6,384
Service Class	355,520	561,919
Hilliard Lyons Class	2,349,923	3,797,997
Investor A Class	68,337	97,713
Shares redeemed:
Institutional Class	(82,586,933)	(217,080,299)
Service Class	(148,302,645)	(316,981,560)
Hilliard Lyons Class	(68,013,148)	(124,713,766)
Investor A Class	(17,214,246)	(18,758,860)

Net increase (decrease)	$(42,889,420)	$36,588,956

72

BLACKROCK FUNDS

	NEW JERSEY MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$134,388,638	$321,032,478
Service Class	22,801,531	42,115,139
Investor A Class	27,017,032	49,632,471
Shares issued in reinvestment of dividends:
Institutional Class	31,186	71,815
Service Class	58,737	100,259
Investor A Class	294,550	440,071
Shares redeemed:
Institutional Class	(139,385,536)	(296,262,381)
Service Class	(32,191,896)	(45,055,558)
Investor A Class	(20,759,799)	(47,438,082)

Net increase (decrease)	$(7,745,557)	$24,636,212

	NORTH CAROLINA MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$144,549,327	$286,431,544
Service Class	1,374,284	1,081,749
Investor A Class	111,501	88,174
Shares issued in reinvestment of dividends:
Institutional Class	708,059	996,727
Service Class	5,113	8,394
Investor A Class	4,842	8,841
Shares redeemed:
Institutional Class	(121,512,127)	(282,359,893)
Service Class	(1,632,109)	(7,357,242)
Investor A Class	(89,665)	(102,262)

Net increase (decrease)	$23,519,225	$(1,203,968)

73

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	OHIO MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$187,034,152	$373,105,885
Service Class	7,943,901	94,190,838
Investor A Class	35,458,167	80,747,016
Shares issued in reinvestment of dividends:
Institutional Class	70,219	137,332
Service Class	29,550	44,699
Investor A Class	344,058	716,399
Shares redeemed:
Institutional Class	(190,950,999)	(330,924,345)
Service Class	(8,029,109)	(98,812,689)
Investor A Class	(35,779,591)	(82,089,581)

Net increase (decrease)	$(3,879,652)	$37,115,554

	PENNSYLVANIA MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$376,890,883	$686,505,808
Service Class	78,328,121	236,751,195
Investor A Class	40,849,758	101,312,120
Shares issued in reinvestment of dividends:
Institutional Class	161,512	343,820
Service Class	293,672	570,794
Investor A Class	497,338	1,070,057
Shares redeemed:
Institutional Class	(342,241,591)	(652,527,157)
Service Class	(73,981,523)	(227,135,915)
Investor A Class	(35,898,586)	(145,920,088)

Net increase	$44,899,584	$970,634

74

BLACKROCK FUNDS

	VIRGINIA MUNICIPAL
	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold:
Institutional Class	$67,606,023	$182,153,307
Service Class	20,003	1,377,604
Shares issued in reinvestment of dividends:
Institutional Class	46,845	74,439
Shares redeemed:
Institutional Class	(65,392,240)	(134,880,469)
Service Class	—	(1,377,367)

Net increase	$2,280,631	$47,347,514

On March 31, 2007, three shareholders held approximately 80% of the outstanding shares of the Money Market Portfolio, four shareholders held approximately 90% of the outstanding shares of the U.S. Treasury Money Market Portfolio, three shareholders held approximately 91% of the outstanding shares of the Municipal Money Market Portfolio, three shareholders held approximately 91% of the outstanding shares of the New Jersey Municipal Money Market Portfolio, four shareholders held approximately 90% of the outstanding shares of the North Carolina Municipal Money Market Portfolio, two shareholders held approximately 93% of the outstanding shares of the Ohio Municipal Money Market Portfolio, two shareholders held approximately 83% of the outstanding shares of the Pennsylvania Municipal Money Market Portfolio and four shareholders held approximately 93% of the outstanding shares of the Virginia Municipal Money Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(E) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income, net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

The tax character of distributions paid during the year ended September 30, 2006 were as follows:

	TAX-FREE INCOME	ORDINARY INCOME
Money Market
9/30/06	$—	$62,489,092
U.S. Treasury
9/30/06	—	18,282,111
Municipal Money
9/30/06	8,768,655	—
New Jersey Municipal
9/30/06	4,691,831	—
North Carolina Municipal
9/30/06	1,985,582	—
Ohio Municipal
9/30/06	4,332,294	—
Pennsylvania Municipal
9/30/06	15,686,567	—
Virginia Municipal
9/30/06	1,254,786	—

75

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2007	2008	2009	2010	2011	2014	TOTAL
Money Market	$—	$—	$—	$—	$70,532	$—	$70,532
U.S. Treasury	—	—	13,150	11,911	12,380	13,138	50,579
Ohio Municipal	16,541	6,193	—	—	1,261	—	23,995
Pennsylvania Municipal	—	—	—	—	—	23,168	23,168

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

76

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BLACKROCK FUNDS

Investment Advisor	Co-Administrator
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Wilmington, Delaware 19809	Wilmington, Delaware 19809

Sub-Advisor	Distributor
BlackRock Institutional Management Corporation	BlackRock Distributors, Inc.
Wilmington, Delaware 19809	King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company	Simpson Thacher & Bartlett LLP
Philadelphia, Pennsylvania 19153	New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc.	Deloitte & Touche LLP
Wilmington, Delaware 19809	Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Portfolios
BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios
BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

MM-3/07-SAR

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds Strategic Portfolio I
SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended—on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semiannual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli
Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

BLACkROCK STRATEGIC PORTFOLIO I

Total Net Assets (3/31/07): $81.3 million

Performance Benchmark:

Citigroup Non-U.S. World Government Bond Index (Hedged)

Investment Approach:

Seeks to maximize total return through investment in a portfolio of investment-grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar.

Recent Portfolio Management Activity:

•	The Portfolio underperformed the benchmark for the semiannual period.

•

Weakness in commodity prices brought headline inflation rates down sharply in most economies in recent months. In general, there was little or no sign of a material pickup in underlying inflation pressures; however, upside risks remain in the United States, the United Kingdom and in some Asian countries. Financial conditions continued to be accommodative overall. On balance, central banks in most major economies have, in the past few years, merely brought short-term rates back from extraordinarily low levels to average levels.

•

In the United Kingdom, strong economic data and inflation concerns have fueled expectations for further monetary tightening by the Bank of England, helping to shift U.K. Gilt yields higher across the curve. Early in the semiannual period, the Bank of Japan held short-term interest rates steady following the release of weak data on machinery orders and inflation. The central bank belatedly raised short-term rates by 25 basis points (0.25%) to 0.50% during the first quarter of 2007, continuing an effort to normalize monetary policy. However, mixed domestic economic data, fear of further deflation, concern over weaker Japanese exports and financial market turbulence in the latter half of the first quarter drove Japanese government bond yields marginally lower. Following the global trend, the two- to 30-year segment of the yield curve slightly steepened.

•

In the U.S., recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-2007. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006. Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone.

•	The U.S. dollar modestly outperformed most major currencies in first quarter 2007, registering identical gains of 0.9% against the euro and yen, and 0.2% versus the pound.

•

The Portfolio’s European yield curve flattener had a positive impact on performance for the semiannual period as the European Central Bank continued its interest-rate-hiking campaign and pension funds’ demand for securities with longer maturities led to lower yields in that segment of the curve. Our holdings in floating-rate Japanese government bonds (JGBs) also enhanced performance. The Portfolio’s overweight versus the benchmark in New Zealand swap spread product hindered performance as economic data in that market continued to surprise on the upside. Other detractors from the Portfolio’s performance during the period included our positions in the Japanese yen and inflation-linked JGBs, and an overweight position in Australia relative to the U.S.

•

During the semiannual period, we added an overweight position in Australia relative to the U.S. as the market had begun to aggressively price in interest rate increases by the Reserve Bank of Australia (RBA), while also pricing in several cuts by the U.S. Fed. While the employment and credit growth data in Australia demonstrated considerable strength, the inflation numbers have surprised to the low side and have prevented the RBA from raising interest rates during the first quarter of 2007.

•

The Japanese economy continues to show strength as domestic demand has displayed signs of accelerating and the period of deflation appears to have ended. As the economy continues to show improvement and the Bank of Japan continues its policy of normalization of interest rates, we believe the yen should appreciate and inflation should continue to rise. Therefore, we have increased our yen position and added a position in Japanese inflation-linked JGBs.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC PORTFOLIO I ANDTHE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) FROM INCEPTION.

FOR PERIOD ENDING MARCH 31, 2007

Strategic Portfolio I - Average Annual Return

	6 Months	1 Year	5 Year	From Inception
Institutional Class	1.02%	3.80%	4.83%	6.61%
Citigroup Non-U.S. World
Government Bond Index (Hedged)	1.60%	5.02%	4.80%	5.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

BLACKROCK STRATEGIC PORTFOLIO I

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	66.4%
AA	28.5
A	1.0
Unrated	4.1

Total	100.0%

Countries (% of long-term investments)
Japan	33.1%
Spain	17.1
United Kingdom	14.8
Canada	9.9
Germany	7.1
Italy	5.8
Netherlands	5.1
France	5.1
New Zealand	2.0

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.45
Effective Duration[2]	0.59

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,010.20	1,024.14
Expenses Incurred During Period (10/01/06-3/31/07)	0.85	0.86

For the Institutional share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

3

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

BLACKROCK STRATEGIC PORTFOLIO I

AS OF MARCH 31, 2007 (UNAUDITED )

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR /SHARES (000)	VALUE
FOREIGN BONDS — 67.6%
Canada — 6.7%
Government of Canada Bonds (CND)
4.00%	09/01/10-06/01/16	$2,760	$2,379,721
Province of Ontario, Unsecured Notes (NZD)
6.25%	06/16/15	4,610	3,082,690

			5,462,411

France — 3.4%
French Treasury Notes (EUR)
2.50%	06/12/10	2,200	2,803,436

Germany — 4.8%
Bundesobligation (EUR)
3.50%	10/10/08-04/08/11	2,950	3,882,333

Italy — 4.0%
Buoni Poliennali del Tesoro (EUR)
2.75%	06/15/10	2,500	3,211,571

Japan — 22.4%
Japan Government Bonds (JPY)
1.08%(b)	01/20/21	2,100,000	17,360,998
Japan Government, Treasury
Inflation Protected Notes (JPY)
1.10%	09/10/16	98,901	828,420

			18,189,418

Netherlands — 3.4%
Netherland Government Bonds (EUR)
4.00%	01/15/37	2,200	2,803,729

New Zealand — 1.4%
General Electric Capital Corp.,
Senior Unsubordinated Notes (NZD)
6.50%	09/28/15	1,680	1,125,047

Spain — 11.5%
Bonos y Obligation del Estado (EUR)
3.25%	07/30/10	2,200	2,868,443
5.40%	07/30/11	4,625	6,502,704

			9,371,147

United Kingdom — 10.0%
United Kingdom Treasury Bonds (GBP)
4.25%	03/07/11	4,200	8,110,832

TOTAL FOREIGN BONDS
(Cost $54,304,300)			54,959,924

SHORT TERM INVESTMENTS — 31.6%
Federal National Mortgage
Association, Discount Notes
5.00%(c)	04/02/07	$23,000	$22,996,806
Galileo Money Market Fund, 5.02%(d)		2,679	2,678,760

TOTAL SHORT TERM INVESTMENTS
(Cost $ 25,675,566)			25,675,566

TOTAL INVESTMENTS IN SECURITIES — 99.2%
(Cost $79,979,866(a))			80,635,490
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%			678,085

NET ASSETS — 100.0%			$81,313,575

(a)	Cost for federal income tax purposes is $79,986,431. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$889,320
Gross unrealized depreciation	(240,261)

$649,059

(b)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(c)	The rate shown is the effective yield at the time of purchase. (d) Represents current yield as of March 31, 2007.

KEY TO INVESTMENT ABBREVIATIONS

CND	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

4

BLACKROCK FUNDS

STATEMENT OF ASSETS AND LIABILITIES

BLACKROCK STRATEGIC PORTFOLIO I

AS OF MARCH 31, 2007 (UNAUDITED)

ASSETS
Investments at value[1]	$80,635,490
Cash collateral segregated for future contracts[3]	750,000
Interest receivable	663,057
Unrealized appreciation on forward foreign currency contracts	455,180
Cash denominated in foreign currencies[2]	226,440
Futures margin receivable .	42,408
Prepaid expenses	922

TOTAL ASSETS	82,773,497

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,389,931
Custodian fees payable	26,902
Administration fees payable	12,633
Distributions payable	6,300
Futures margin payable	1,387
Transfer agent fees payable	903
Officers’ and trustees’ fees payable	14
Other accrued expenses payable	21,852

TOTAL LIABILITIES	1,459,922

NET ASSETS	$81,313,575

[1] Cost of Investments	$79,979,866
[2] Cost of cash denominated in foreign currencies	220,840

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid in	$81,748,752
Undistributed net investment income	29,985
Accumulated net realized loss on investment transactions, futures contracts and forward foreign currency related transactions	(388,075)
Net unrealized depreciation on investment transactions, futures contracts and forward foreign currency related transactions	(77,087)

$81,313,575

Institutional Shares:
Net Assets	$81,313,575
Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,559,041
Net Asset Value, offering and redemption price per share	$8.51

[3]

Cash pledged as collateral on 65 short U.S. Treasury Note futures contracts, 187 short Euro-Bobl futures contracts, 36 short Gilt British futures contracts and 138 long Australia Government Bond futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $51,888,645, with an unrealized gain of $179,754 (including commissions of $893).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

5

BLACKROCK FUNDS

STATEMENT OF OPERATIONS

BLACKROCK STRATEGIC PORTFOLIO I

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Investment income:
Interest	$1,289,359
Interest from affiliates (Note C)	4
Dividends	61,840

Total investment income	1,351,203

Expenses:
Investment advisory fees	81,389
Administration fees	40,694
Custodian fees	27,240
Legal and audit fees	11,106
Officers’ and trustees’ fees	3,371
Printing fees	1,860
Transfer agent fees	1,701
Other	3,710

Total expenses	171,071

Less investment advisory fees waived	(81,389)
Less administration fees waived	(21,283)
Less transfer agent fees waived	(282)
Less fees paid indirectly (Note C)	(1)

Net expenses	68,116

Net investment income	1,283,087

Realized and unrealized gain (loss) on investments, futures contracts and forward foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	827
Futures contracts	296,234
Forward foreign currency transactions	(71,306)

225,755

Change in unrealized appreciation/depreciation from:
Investments	467,206
Futures contracts	175,911

Forward foreign currency transactions	(1,396,582)

(753,465)

Net loss on investments, futures contracts and forward foreign currency transactions.	(527,710)

Net increase in net assets resulting from operations	$755,377

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

BLACKROCK STRATEGIC PORTFOLIO I

	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease)in net assets:
Operations:
Net investment income	$1,283,087	$2,612,599
Net realized gain (loss)	225,755	(1,762,187)
Net change in unrealized appreciation/depreciation	(753,465)	1,037,050

Net increase in net assets resulting from operations	755,377	1,887,462

Dividends and distributions to shareholders from:
Net investment income	(2,258,083)	(2,612,599)
Net realized gains	—	(196,270)

Total dividends and distributions to shareholders	(2,258,083)	(2,808,869)

Capital share transactions:
Shares sold	1,192,800	22,419,430
Shares issued in reinvestment of distributions	2,199,117	2,743,838
Shares redeemed	(2,604,540)	(13,498,985)

Net increase in net assets resulting from capital share transactions	787,377	11,664,283

Total increase (decrease) in net assets	(715,329)	10,742,876

Net assets:
Beginning of period	82,028,904	71,286,028

End of period	$81,313,575	$82,028,904

End of period undistributed net investment income	$29,985	$1,004,981

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/04	FOR THE YEAR ENDED 9/30/03[1]	FOR THE YEAR ENDED 9/30/02[1]
Per share operating performance:
Net asset value, beginning of period	$8.66	$8.78	$8.75	$8.85	$8.87	$9.20

Net investment income	0.13 [2]	0.30 [2]	0.36 [2]	0.33 [2]	0.42	0.42
Net realized and unrealized gain (loss) on investments,futures contracts and foreign currency transactions	(0.04)	(0.09)	0.03	(0.10)	0.13	0.40

Net increase from investment operations	0.09	0.21	0.39	0.23	0.55	0.82

Dividends and distributions to shareholders from:
Distributions from Net investment income	(0.24)	(0.30)	(0.36)	(0.16)	(0.57)	(1.15)
Distributions from Net realized gains	—	(0.03)	—	—	—	—
Distributions from Capital	—	—	—	(0.17)	—	—

Total distributions	(0.24)	(0.33)	(0.36)	(0.33)	(0.57)	(1.15)

Net asset value, end of period	$8.51	$8.66	$8.78	$8.75	$8.85	$8.87

Total Return	1.02%[3]	2.49%	4.47%	2.69%	6.39%	9.74%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,314	$82,029	$71,286	$67,310	$56,122	$31,253
Ratio of expenses to average net assets	0.17%[4]	0.18%	0.22%	0.42%	0.26%	0.85%
Ratio of expenses to average net assets (excluding interest expense)	0.17%[4]	0.18%	0.20%	0.23%	0.26%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.42%[4]	0.47%	0.58%	0.71%	0.50%	1.15%
Ratio of net investment income to average net assets	3.15%[4]	3.50%	4.03%	3.80%	3.89%	4.73%
Ratio of net investment income to average net assets (excluding waivers)	2.90%[4]	3.21%	3.67%	3.51%	3.65%	4.43%
Portfolio turnover	8%	156%	223%	203%	235%	180%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios. These financial statements relate to the Fund’s Strategic Portfolio I (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Fund’s Board of Trustees (the “Board”); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof. There were no Fair Valued Assets held by the Portfolio at March 31, 2007.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor deems relevant.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio’s statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio’s statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by the Portfolio each day on “settled” shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

9

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

(III)	The Portfolio does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — The Portfolio may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded, as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2007, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
04/18/07	3,455,813	Canadian Dollar	$2,944,275	$2,995,033	$(50,758)
04/18/07	40,034,567	Euro	52,634,826	53,520,718	(885,892)
04/18/07	6,340,198	New Zealand Dollar	4,328,045	4,523,367	(195,322)
04/18/07	4,213,650	British Pound	8,195,712	8,291,502	(95,790)

			$68,102,858	$69,330,620	$(1,227,762)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	UNREALIZED FOREIGN EXCHANGE LOSS
04/18/07	5,923,261,000	Japanese Yen	$50,567,320	$50,405,151	$(162,169)
04/18/07	22,181,443	Euro	29,204,768	29,653,543	448,775
04/18/07	80,000	British Pound	155,911	157,422	1,511
04/18/07	336,000	Canadian Dollar	286,305	291,199	4,894

			$80,214,304	$80,507,315	$293,011

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a

10

BLACKROCK FUNDS

country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements with qualified third party brokers-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements held by the Portfolio at March 31, 2007.

Futures Transactions — The Portfolio uses futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Financing Transactions — The Portfolio may enter into financing transactions consisting of a sale by the Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Investing in Government-Sponsored Enterprises — The Portfolio invests in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the United States Government.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are prorated to the Portfolio on the basis of relative net assets.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolio. For its advisory services, BFM is entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.20% of the Portfolio’s average daily net assets. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

BFM has contractually agreed to waive or reimburse all of its advisory fees for the Portfolio until February 1, 2008, and may reimburse the Portfolio for certain operating expenses.

11

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Prior to February 1, 2006, the Portfolio bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements.

Effective February 1, 2006, transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio are also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

PFPC and BlackRock Advisors, LLC (“BlackRock”), act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio was charged an administration fee based on the following percentage of average daily net assets: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses to 0.26% of the Portfolio’s average daily net assets. This agreement is reviewed annually by the Fund’s Board.

If in the following two years a waiver or reimbursement of the operating expenses of the Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for the Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
$ 224,974	$136,699	$20,440	$382,113

The waivers previously recorded by the Portfolio which were subject to recoupment by BlackRock, expired on January 31, 2007 in the amount of $158,645.

12

BLACKROCK FUNDS

During the six months ended March 31, 2007, Merrill Lynch, through their affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), earned commissions on transactions of securities of $148.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the six months ended March 31, 2007, was $4. The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

(D) Purchase and Sales of Securities

For the six months ended March 31, 2007, purchases and sales of securities, but excluding short-term and U.S. government securities, were $4,703,662 and $26,508,978 respectively. For the six months ended March 31, 2007, purchases and sales of U.S. government securities were $826,290 and $0, respectively.

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	FOR THE SIX MONTHS ENDED 3/31/07	FOR THE YEAR ENDED 9/30/06
Shares sold	140,000	2,600,316
Shares issued in reinvestment of dividends and distributions	257,234	317,765
Shares redeemed	(306,675)	(1,565,970)

Net increase	90,559	1,352,111

On March 31, 2007, four shareholders held approximately 66% of the outstanding shares of the Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolio’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal income tax purposes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

The tax character of distributions paid during the year ended September 30, 2006 were as follows:

DATE	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
9/30/06	$2,612,599	$196,270	$2,808,869

As of September 30, 2006, the Portfolio had capital loss carryforwards available to offset future realized capital gains of $46,012 expiring September 30, 2014.

13

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

14

BLACKROCK FUNDS

Investment Advisor

BlackRock Financial Management, Inc.

New York, New York 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Taxable Bond Portfolios
SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond

Intermediate Bond II

Total Return

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
Enhanced Income	2-3
Low Duration Bond	4-5
Intermediate Government Bond	6-7
Intermediate Bond	8-9
Intermediate Bond II	10-11
Total Return	12-13
Total Return II	14-15
Government Income	16-17
Inflation Protected Bond	18-19
GNMA	20-21
Managed Income	22-23
International Bond	24-25
High Yield Bond	26-27
Note on Performance Information	28
Schedules of Investments	29-109
Investment Abbreviations	110
Portfolio Financial Statements
Statements of Assets and Liabilities	112-119
Statements of Operations	120-121
Statements of Changes in Net Assets	122-125
Financial Highlights	126-161
Notes to Financial Statements	162-204

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX - MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

ENHANCED INCOME PORTFOLIO

Total Net Assets (3/31/07): $41.1 million

Performance Benchmark:

Citigroup 1-Year Treasury Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”), corporate bonds and non-U.S. Government securities. The Portfolio also may invest in money market instruments. The Portfolio’s dollar weighted effective duration will be between 0 and 18 months during normal market conditions. The Portfolio may only buy securities rated investment-grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

Recent Portfolio Management Activity:

•	The Portfolio’s Institutional and BlackRock Shares outperformed the benchmark index for the semiannual period, while the Investor A and Service Shares slightly underperformed.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries.

•

Our overweight exposure to high-quality, short-duration assets, including positions in ABS, CMBS, CMOs and corporate bonds benefited performance throughout the six-month period. Conversely, the Portfolio’s short duration stance, which we had assumed in expectation that the Fed would remain on hold, detracted from performance during the period. This was particularly evident in the latter three months of the period as short to intermediate maturities rallied amid the flight to quality that occurred in response to the turmoil in the subprime mortgage market. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries.

•

The Portfolio started the period with a short duration relative to the benchmark. We reduced that bias during the course of the period, closing the gap versus the benchmark somewhat. We trimmed the Portfolio’s exposure to ABS during the period, while increasing exposure to MBS, primarily through 30-year pass-through securities. We also added to the Portfolio’s position in CMOs and modestly increased exposure to adjustable-rate mortgages (ARMs). The Portfolio generally maintained its positions in other high-quality, short-duration assets, including CMBS and investment-grade corporate bonds.

•

The Portfolio ended the period underweight in U.S. Treasury securities and with notable overweight positions in high-quality, short-duration spread products, including CMBS and ABS, as well as high-quality corporate securities. The Portfolio also ended the period with overweight exposure to mortgage securities via ARMs and CMOs. Portfolio duration at period-end remained short relative to the benchmark, reflecting our view that a Fed rate cut is not immediately imminent.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED INCOME PORTFOLIO

AND THE CITIGROUP 1-YEAR TREASURY INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	From Inception
BlackRock Class	2.44%	4.93%	3.04%
Institutional Class	2.43%	5.00%	2.98%
Service Class	2.26%	4.69%	2.81%
Investor A Class (Load Adjusted)	(0.81)%	1.42%	1.44%
Investor A Class (NAV)	2.22%	4.53%	2.45%
Citigroup 1 Year Treasury Index	2.38%	4.78%	2.69%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, 3/4/04; INSTITUTIONAL SHARES, 3/19/04; SERVICE SHARES, 3/19/04; INVESTOR A SHARES, 3/19/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

2

ENHANCED INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	87.3%
AA	5.0
A	2.0
BBB	2.2
Unrated	3.5

Total	100.0%

Sector Allocation (% of long-term investments)
Asset Backed Securities	27.5%
Mortgage Pass-Throughs	27.0
Collateralized Mortgage Obligations	20.3
Commercial Mortgage Backed Securities	16.4
Corporate Bonds	8.3
Foreign Bonds	0.5

Total	100.0%

Portfolio Statistics
Average maturity (years)	1.94
Effective Duration[2]	0.76

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	BlackRock Class	Institutional Class	Service Class	Investor A Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,024.40	1,024.30	1,022.60	1,022.20	1,023.43	1,023.23	1,021.16	1,021.47
Expenses Incurred During Period (10/01/06 - 3/31/07)	1.56	1.72	3.83	3.58	1.57	1.72	3.84	3.58

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.31%, 0.34%, 0.76% and 0.71% for the BlackRock, Institutional, Service and Investor A share class, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

3

LOW DURATION BOND PORTFOLIO

Total Net Assets (3/31/07): $1.1 billion

Performance Benchmark:

Merrill Lynch 1-3 Year Treasury Index

Investment Approach:

Seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (benchmark) by investing primarily in investment-grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasury and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds. The Portfolio may invest up to 5% of its assets in non-investment-grade bonds and up to 10% of its assets in non-U.S. dollar-denominated bonds of issuers located outside of the United States.

Recent Portfolio Management Activity:

•

The Portfolio’s BlackRock, Institutional, Investor A, Investor A1, Investor B2, Investor C2 and Service shares outperformed the benchmark index for the semiannual period, while Investor B, Investor B1, Investor C and Investor C1 shares underperformed.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation although moderate by historic standards remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries.

•

Benefiting performance throughout the six-month period was our overweight exposure to high-quality, short-duration assets, including positions in ABS, CMBS, CMOs and corporate bonds. Conversely, the Portfolio’s short duration stance, which we had assumed in expectation that the Fed would remain on hold, detracted from performance in the latter three months of the period as short to intermediate maturities rallied amid the flight to quality that occurred in response to the turmoil in the subprime mortgage market. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries.

•

The Portfolio’s duration remained short relative to the benchmark, although we closed the gap somewhat during the course of the period. At the start, the Portfolio was 15% short relative to the benchmark; at period-end, it was 13% short. Other Portfolio activity involved increasing exposure to MBS pass-through securities, with a very slight bias toward the 15-year sector, in an effort to take advantage of stronger demand technicals in the mortgage market. Meanwhile, exposure to ABS was reduced and positions in investment-grade corporate bonds and Treasury and agency securities were slightly increased. We also added to the Portfolio’s position in the Japanese yen.

•

The Portfolio ended the period underweight in U.S. Treasury and agency securities and with notable overweight positions in high-quality, short-duration spread product, including CMBS and ABS, as well as high-quality corporate securities. The Portfolio also ended the period with overweight exposure to mortgage securities via ARMs and CMOs. Portfolio duration at period-end remained short relative to the benchmark, reflecting our view that a Fed rate cut is not immediately imminent.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LOW DURATION BOND PORTFOLIO AND

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	2.73%	5.18%	3.34%	4.98%
Institutional Class	2.70%	5.12%	3.22%	4.85%
Service Class	2.50%	4.73%	2.91%	4.53%
Investor A Class (Load Adjusted)	(0.60)%	1.64%	2.25%	4.11%
Investor A Class (NAV)	2.52%	4.74%	2.88%	4.43%
Investor A1 Class (Load Adjusted)	1.58%	3.89%	2.84%	4.56%
Investor A1 Class (NAV)	2.61%	4.94%	3.05%	4.67%
Investor B Class (Load Adjusted)	(2.37)%	(0.54)%	1.74%	3.87%
Investor B Class (NAV)	2.13%	3.96%	2.11%	3.87%
Investor B1 Class (Load Adjusted)	(1.73)%	0.25%	2.00%	3.97%
Investor B1 Class (NAV)	2.27%	4.25%	2.36%	3.97%
Investor B2 Class (Load Adjusted)	1.45%	3.61%	2.72%	4.33%
Investor B2 Class (NAV)	2.45%	4.61%	2.72%	4.33%
Investor C Class (Load Adjusted)	1.24%	2.97%	2.11%	3.65%
Investor C Class (NAV)	2.13%	3.97%	2.11%	3.65%
Investor C1 Class (Load Adjusted)	1.25%	3.21%	2.32%	3.93%
Investor C1 Class (NAV)	2.25%	4.21%	2.32%	3.93%
Investor C2 Class (Load Adjusted)	1.45%	3.61%	2.72%	4.33%
Investor C2 Class (NAV)	2.45%	4.61%	2.72%	4.33%
Merrill Lynch 1-3 Year Treasury Index	2.33%	5.02%	3.11%	4.76%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 7 /17/92; SERVICE SHARES, 1 /12 /96; INVESTOR A SHARES, 1 /12 /96; INVESTOR B SHARES, 11/18 /96; INVESTOR C SHARES, 2 /24 /97; BLACKROCK SHARES, 6/3/97; AND INVESTOR A1 SHARES, INVESTOR B1 SHARES, INVESTOR B2 SHARES, INVESTOR C1 SHARES AND INVESTOR C2 SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

4

LOW DURATION BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	86.4%
AA	7.2
A	2.1
BBB	4.3

Total	100.0%

Portfolio Statistics
Average maturity (years)	2.43
Effective Duration[2]	1.50

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	25.9%
Asset Backed Securities	23.4
Collateralized Mortgage Obligations	16.6
Commercial Mortgage Backed Securities	16.1
Corporate Bonds	15.3
U.S. Government & Agency Obligations	1.4
Foreign Bonds	0.9
Bank Loans	0.4

Total	100.0%

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor A1 Class	Investor B Class	Investor B1 Class	Investor B2 Class	Investor C Class	Investor C1 Class	Investor C2 Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,027.30	1,027.00	1,025.00	1,025.20	1,026.10	1,021.30	1,022.70	1,024.50	1,021.30	1,022.50	1,024.50
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.32	4.34	4.14	3.18	7.91	6.56	4.80	7.91	6.76	4.80

	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor A1 Class	Investor B Class	Investor B1 Class	Investor B2 Class	Investor C Class	Investor C1 Class	Investor C2 Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	1000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.93	1,022.68	1,020.66	1,020.86	1,021.87	1,017.07	1,018.49	1,020.25	1,017.07	1,018.29	1,020.25
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.32	4.34	4.14	3.18	7.93	6.56	4.80	7.93	6.77	4.80

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.46%, 0.86%, 0.82%, 0.63%, 1.57%, 1.30%, 0.95%, 1.57%, 1.34% and 0.95% for the BlackRock, Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Total Net Assets (3/31/07): $511.4 million

Performance Benchmark:

Lehman Brothers Intermediate Government Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in the highest-rated government and agency bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman Brothers Intermediate Government Index. The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	The Portfolio’s Institutional and Service shares outperformed the benchmark index for the semiannual period, while the Investor A, Investor B and Investor C shares underperformed.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The target federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data — including payrolls, durable goods orders and retail sales — showed signs of weakening.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

During the semiannual period, the Portfolio’s bias toward bonds with 15-year maturities over those with 30-year maturities detracted somewhat from performance. The Portfolio’s short duration position relative to the benchmark added modestly to the comparative performance, as long-term interest rates, as measured by the 10-year U.S. Treasury note, rose by one basis point. The Portfolio’s overweight position in mortgages versus Treasuries also was beneficial, as mortgages outperformed Treasuries. In addition, our bias toward higher-coupon mortgage issues was a positive contributor to performance, as these issues outperformed lower-coupon securities for the period. The Portfolio’s overweight positions in CMBS, hybrid adjustable rate mortgages (ARMs) and CMOs also added to performance.

•

At the end of the semiannual period, the Portfolio remained underweight in U.S. Treasuries and agencies in favor of high-quality, short-duration spread product, including CMBS, ARMs and CMOs. We maintain our preference for high-coupon securities relative to discounted securities, and continue to favor 15-year mortgages over 30-year securities. Given the possibility of further weakness in the subprime mortgage market, we favored stable cash-flow MBS and well-structured CMOs. The Portfolio continued to be positioned with a short duration versus the benchmark, as we continue to believe that the Fed will remain on hold and that long-term rates have yet to fully reflect expected Fed policy.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND

PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	2.62%	5.57%	4.14%	5.55%
Service Class	2.47%	5.26%	3.83%	5.22%
Investor A Class (Load Adjusted)	(1.66)%	0.93%	2.83%	4.66%
Investor A Class (NAV)	2.40%	5.13%	3.68%	5.09%
Investor B Class (Load Adjusted)	(2.50)%	(0.20)%	2.55%	4.51%
Investor B Class (NAV)	2.00%	4.30%	2.90%	4.51%
Investor C Class (Load Adjusted)	1.00%	3.19%	2.90%	4.28%
Investor C Class (NAV)	2.00%	4.19%	2.90%	4.28%
Lehman Brothers Intermediate Government Index	2.43%	5.75%	4.29%	5.64%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5 /11/92; SERVICE SHARES, 7/29/93; INVESTOR C SHARES, 10/8/96; AND INVESTOR B SHARES, 10 /11/96. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

6

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	97.7%
AA	0.3
A	0.3
Unrated	1.7

Total	100.0%

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	47.7%
Collateralized Mortgage Obligations	18.5
U.S. Government & Agency Obligations	17.0
Commercial Mortgage Backed Securities	10.8
Corporate Bonds	2.8
Asset Backed Securities	2.4
Taxable Municipal Bonds	0.6
Project Loans	0.2

Total	100.0%

Portfolio Statistics
Average maturity (years)	2.85
Effective Duration[2]	2.97

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,026.20	1,024.70	1,024.00	1,020.00	1,020.00	1,021.97	1,020.46	1,019.85	1,015.81	1,015.81
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.03	4.54	5.15	9.17	9.17	3.03	4.54	5.15	9.19	9.19

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 1.02%, 1.82% and 1.82% for the Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

INTERMEDIATE BOND PORTFOLIO

Total Net Assets (3/31/07): $11.0 million

Performance Benchmark:

Lehman Brothers Intermediate Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds that allow it to maintain an average Portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Aggregate Index. The Portfolio normally invests at least 80% of its assets in bonds. The Portfolio’s dollar-weighted average maturity will be between three and 10 years. The Portfolio invests primarily in U.S. dollar-denominated investment-grade bonds, but may invest up to 20% of its assets in any combination of non-investment-grade bonds (high yield or junk bonds), non-U.S. dollar-denominated bonds and bonds of emerging markets issuers. The Portfolio’s investment in non-U.S. dollar-denominated bonds may be on a currency hedged or unhedged basis. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the Portfolio’s name was changed from BlackRock Intermediate PLUS Bond Portfolio to BlackRock Intermediate Bond Portfolio.

•	All share classes of the Fund underperformed the benchmark for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation although moderate by historic standards remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

A primary detractor from the Portfolio’s performance during the period was an underweight in the agency sector. In the first half of the semiannual period, the Portfolio’s underweight in the high-quality corporate sector hindered performance, but fears of slowing economic growth and a hawkish Fed stance in the first quarter of 2007 slowed the corporate market and minimized the effect of our underweight position. The Portfolio benefited, however, from overweights in high-quality, short-duration assets, including exposures to ABS, CMBS, adjustable rate mortgages (ARMs) and CMOs. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries.

•

During the semiannual period, the Portfolio added some duration, however, it still remained short versus the Index. The short duration position had a slightly positive effect on performance as interest rates ended the period marginally higher. Our exposure in the high yield sector was modestly increased as valuations in some non-investment-grade issues began to look attractive versus BBB-rated issues. Underweights in high-quality corporate issues and U.S. agency securities were maintained, as were overweights in high-quality, short-duration assets, including ABS, CMBS, ARMs and CMOs.

•

At March 31, 2007, the Portfolio was underweight in U.S. Treasuries and agency securities. It held notable overweights in high-quality, short-duration spread product, including CMBS and ABS issues. The Portfolio was underweight in the high-quality corporate sector, and the exposure we had was concentrated on the front end of the yield curve. The Portfolio also was overweight in ARMs, CMOs and mortgages, with a focus on the 15-year area versus 30-year product. The Portfolio is positioned with a short duration versus the benchmark, as we continue to believe that both a modest rebound in economic growth and core inflation remaining outside of the Fed’s comfort zone will keep the Fed on hold.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND PORTFOLIO

AND THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	From Inception
BlackRock Class	2.24%	5.65%	3.27%
Institutional Class	2.13%	5.50%	3.09%
Service Class	1.91%	5.02%	2.68%
Investor A Class (Load Adjusted)	(1.97)%	0.99%	1.20%
Investor A Class (NAV)	2.09%	5.20%	2.81%
Investor B Class (Load Adjusted)	(2.87)%	(0.22)%	0.79%
Investor B Class (NAV)	1.63%	4.28%	2.09%
Investor C Class (Load Adjusted)	0.61%	3.21%	2.05%
Investor C Class (NAV)	1.61%	4.21%	2.05%
Lehman Brothers Intermediate Aggregate Index	2.86%	6.49%	3.67%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 8/18/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

8

INTERMEDIATE BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	79.0%
AA	10.8
A	2.9
BBB	4.4
‹BBB	2.3
Unrated	0.6

Total	100.0%

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	32.8%
Corporate Bonds	18.2
Asset Backed Securities	13.4
Commercial Mortgage Backed Securities	13.0
Collateralized Mortgage Obligations	11.0
U.S. Government & Agency Obligations	6.4
Certificates of Deposit	2.9
Taxable Municipal Bonds	1.4
Foreign Bonds	0.9

Total	100.0%

Portfolio Statistics
Average maturity (years)	4.93
Effective Duration[2]	3.32

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.40	1,021.30	1,019.10	1,020.90	1,016.30	1,016.10	1,022.68	1,021.97	1,019.95	1,019.65	1,016.11	1,016.37
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.42	2.62	4.68	4.38	7.94	7.64	2.42	2.63	4.70	4.39	7.98	7.67

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.48%, 0.52%, 0.93%, 0.87%, 1.58% and 1.52% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period the fund was open during the one-half year period).

9

INTERMEDIATE BOND PORTFOLIO II

Total Net Assets (3/31/07): $907.5 million

Performance Benchmark:

Lehman Brothers Intermediate Government/Credit Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Government/Credit Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment-grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. The Portfolio’s dollar-weighted average maturity will be between 3 and 10 years.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the Portfolio’s name was changed from BlackRock Intermediate Bond Portfolio to BlackRock Intermediate Bond Portfolio II.

•	The Portfolio’s Institutional and BlackRock shares outperformed the benchmark index for the semiannual period, while the Investor A, Investor B, Investor C and Service shares underperformed.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where is has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data — including payrolls, durable goods orders and retail sales — showed signs of weakening.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

A primary detractor from the Portfolio’s performance during the period was an underweight position in the agency sector. In the first half of the semiannual period, the Portfolio’s underweight in the high-quality corporate sector hindered performance, but fears of slowing economic growth and a hawkish Fed stance in the first quarter of 2007 slowed the corporate market and minimized the effect of our underweight position. The Portfolio benefited from overweight positions in high-quality, short-duration assets, including exposures to ABS, CMBS, adjustable rate mortgages (ARMs) and CMOs.

•

During the semiannual period, the Portfolio added some duration; however, it still remained short versus the benchmark index. The short duration position had a slightly positive effect on performance as interest rates ended the period marginally higher. Underweights in corporate issues and U.S. agency securities were maintained, as were overweights in high-quality, short-duration assets, including ABS, CMBS, ARMs and CMOs.

•

At March 31, 2007, the Portfolio was underweight in U.S. Treasuries and agency securities, and held notable overweights in high-quality, short-duration spread product, including CMBS and ABS issues. The Portfolio was also overweight in ARMs, CMOs and mortgages, with a focus on the 15-year area versus 30-year product. The Portfolio was underweight in the high-quality corporate sector at period-end, and the exposure we had was concentrated on the front end of the yield curve. The Portfolio is positioned with a short duration versus the benchmark, as we continue to believe that both a modest rebound in economic growth and core inflation remaining outside of the Fed’s comfort zone will keep the Fed on hold.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND PORTFOLIO II AND

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	2.75%	5.99%	4.99%	6.11%
Institutional Class	2.73%	5.95%	4.86%	5.96%
Service Class	2.55%	5.55%	4.54%	5.64%
Investor A Class (Load Adjusted)	(1.71)%	1.22%	3.63%	5.09%
Investor A Class (NAV)	2.43%	5.43%	4.48%	5.52%
Investor B Class (Load Adjusted)	(2.39)%	0.18%	3.36%	4.90%
Investor B Class (NAV)	2.11%	4.68%	3.71%	4.90%
Investor C Class (Load Adjusted)	1.04%	3.64%	3.70%	4.71%
Investor C Class (NAV)	2.04%	4.64%	3.70%	4.71%
Lehman Brothers Intermediate Government/Credit Index	2.64%	6.14%	4.91%	5.98%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/17/93; SERVICE SHARES, 9 /23/93; INVESTOR A SHARES, 5 /20/94; INVESTOR B SHARES, 2 /5/98; BLACKROCK SHARES, 5/1/98 AND INVESTOR C SHARES, 10/16/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

10

INTERMEDIATE BOND PORTFOLIO II

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	71.4%
AA	12.6
A	7.4
BBB	8.2
‹BBB	0.2
Unrated	0.2

Total	100.0%

Sector Allocation (% of long-term investments)
Corporate Bonds	33.7%
Asset Backed Securities	19.9
Collateralized Mortgage Obligations	14.1
Commercial Mortgage Backed Securities	12.6
U.S. Government & Agency Obligations	9.9
Mortgage Pass-Throughs	6.7
Certificates of Deposit	1.6
Taxable Municipal Bonds	1.4
Project Loans	0.1

Total	100.0%

Portfolio Statistics
Average maturity (years)	2.68
Effective Duration[2]	3.62

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,027.50	1,027.30	1,025.50	1,024.30	1,021.10	1,020.40	1,022.73	1,022.58	1,020.91	1,020.86	1,016.42	1,016.82
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.27	2.43	4.09	4.14	8.57	8.16	2.27	2.42	4.09	4.14	8.58	8.18

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.48%, 0.81%, 0.82%, 1.70% and 1.62% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

TOTAL RETURN PORTFOLIO

Total Net Assets (3/31/07): $481.2 million

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark) by normally investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The Portfolio management team invests primarily in U.S. dollar-denominated investment-grade bonds but may invest up to 20% of its assets in any combination of non-investment-grade bonds (high yield or junk bonds), non-U.S. dollar-denominated bonds and bonds of emerging market issuers. The Portfolio’s investment in non-dollar-denominated bonds may be on a currency hedged or unhedged basis. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from BlackRock Core PLUS Total Return Portfolio to BlackRock Total Return Portfolio.

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006, as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries.

•

During the semiannual period, detractors from the Portfolio’s performance versus the benchmark included underweight positions in the corporate and agency sectors, as well as in 30-year mortgage pass-throughs. Though it was moderately favorable in the first fiscal quarter, the Portfolio’s short duration stance relative to the benchmark, together with an underweight in the intermediate portion of the yield curve, hindered performance in the second half of the period, as the market rallied in the intermediate and short segments of the curve. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries.

•

On the other hand, an overweight in high-quality, short-duration assets, including ABS, CMBS, ARMs and CMOs benefited the Portfolio’s relative return throughout the semiannual period. The absence of exposure to the subprime mortgage market and an underweight of corporate debt also had a positive impact on the comparative performance. Finally, the Portfolio’s exposure to high yield bonds further aided relative performance.

•	At March 31, 2007, the Portfolio was underweight versus the benchmark in U.S.

•

Treasuries, U.S. agency securities and corporate issues. It maintained a notable overweight in high-quality, short-duration spread product, including CMBS and ABS, as well as in mortgages, specifically in the 15-year and non-index sectors, including ARMs and CMOs.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TOTAL RETURN PORTFOLIO

AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
BlackRock Class	2.38%	5.92%	5.31%	5.15%
Institutional Class	2.27%	5.91%	5.09%	4.91%
Service Class	2.04%	5.41%	4.99%	4.84%
Investor A Class (Load Adjusted)	(1.89)%	1.29%	4.01%	3.86%
Investor A Class (NAV)	2.17%	5.54%	4.86%	4.67%
Investor B Class (Load Adjusted)	(2.53)%	0.33%	3.75%	3.79%
Investor B Class (NAV)	1.96%	4.83%	4.09%	3.94%
Investor C Class (Load Adjusted)	0.81%	3.67%	4.04%	3.90%
Investor C Class (NAV)	1.80%	4.67%	4.04%	3.90%
R Class (NAV)	2.03%	5.22%	4.42%	4.24%
Lehman Brothers U.S. Aggregate Index	2.76%	6.59%	5.35%	5.21%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, INSTITUTIONAL SHARES, SERVICE SHARES, INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C SHARES, 12/7/01; AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

TOTAL RETURN PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	84.7%
AA	6.2
A	2.5
BBB	2.4
‹BBB	2.3
Unrated	1.9

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.00
Effective Duration[2]	4.11

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	38.6%
Asset Backed Securities	17.9
Corporate Bonds	13.5
Commercial Mortgage Backed Securities	12.3
Collateralized Mortgage Obligations	8.5
U.S. Government & Agency Obligations	7.6
Certificates of Deposit	0.9
Foreign Bonds	0.6
Taxable Municipal Bonds	0.1

Total	100.0%

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value(10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,023.80	1,022.70	1,020.40	1,021.70	1,019.60	1,018.00	1023.80
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.27	4.13	3.88	5.49	7.09	5.60

	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.93	1,022.73	1,020.86	1,021.11	1,019.50	1,017.83	1019.40
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.27	4.14	3.89	5.50	7.12	5.60

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.45%, 0.82%, 0.77%, 1.09%, 1.41% and 1.11% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

13

TOTAL RETURN PORTFOLIO II

Total Net Assets (3/31/07): $3.2 billion

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark) by investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the benchmark. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds. The Portfolio may invest up to 10% of its assets in non-U.S. dollar-denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-U.S. dollar-denominated bonds may be on a currency hedged or unhedged basis.

Recent Portfolio Management Activity:

•	Effective October 2, 2006, the name of the Portfolio was changed from BlackRock Core Bond Total Return Portfolio to BlackRock Total Return Portfolio II.

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation although moderate by historic standards remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semi-annual period. The majority of the outperformance occurred during the fourth quarter of 2006, as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

During the semiannual period, detractors from the Portfolio’s performance versus the benchmark included underweight positions in the corporate and agency sectors, as well as in 30-year mortgage pass-throughs. Though it was moderately favorable in the first fiscal quarter, the Portfolio’s short duration stance relative to the benchmark, together with an underweight in the intermediate portion of the yield curve, hindered performance in the second half of the period. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries.

•

On the other hand, an overweight in high-quality, short-duration assets, including ABS, CMBS, adjustable rate mortgages (ARMs) and CMOs benefited the Portfolio’s relative return throughout the semiannual period. The absence of exposure to the subprime mortgage market and an underweight of corporate debt also had a positive impact on the comparative performance.

•

At March 31, 2007, the Portfolio was underweight versus the benchmark in U.S. Treasuries, U.S. agency securities and corporate issues. The Portfolio maintained a notable overweight in high-quality, short-duration spread product, including CMBS and ABS, as well as in mortgages, specifically in the 15-year and non-index sectors, including ARMs and CMOs.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TOTAL RETURN PORTFOLIO II

AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	2.33%	5.96%	5.38%	6.45%
Institutional Class	2.32%	5.94%	5.22%	6.29%
Service Class	2.28%	5.74%	4.94%	6.00%
Investor A Class (Load Adjusted)	(2.00)%	1.32%	4.00%	5.44%
Investor A Class (NAV)	2.12%	5.53%	4.86%	5.87%
Investor B Class (Load Adjusted)	(2.69)%	0.27%	3.72%	5.32%
Investor B Class (NAV)	1.81%	4.77%	4.06%	5.32%
Investor C Class (Load Adjusted)	0.73%	3.71%	4.07%	5.08%
Investor C Class (NAV)	1.73%	4.71%	4.07%	5.08%
R Class (NAV)	2.08%	5.34%	4.54%	5.60%
Lehman Brothers U.S. Aggregate Index	2.76%	6.59%	5.35%	6.46%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 12 /9 /92; SERVICE SHARES, 1 /12/96; INVESTOR A SHARES, 1 /31/96; INVESTOR B SHARES, 3 /18/96; INVESTOR C SHARES, 2/28/97; BLACKROCK SHARES, 5 /1/97; AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

TOTAL RETURN PORTFOLIO II

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	86.1%
AA	7.8
A	3.1
BBB	2.6
‹BBB	0.3
Unrated	0.1

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.45
Effective Duration[2]	4.15

Top 10 Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	38.2%
U.S. Government & Agency Obligations	17.7
Corporate Bonds	12.9
Asset Backed Securities	11.5
Commercial Mortgage Backed Securities	11.1
Collateralized Mortgage Obligations	6.7
Certificates of Deposit	0.9
Foreign Bonds	0.5
Term Loans	0.4
Taxable Municipal Bonds	0.1

Total	100.0%

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,023.30	1,023.20	1,022.80	1,021.20	1,018.10	1,017.30	1023.30
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.22	3.63	4.13	8.30	7.95	5.60

	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.93	1,022.78	1,021.36	1,020.86	1,016.67	1,017.02	1022.93
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.07	2.22	3.64	4.14	8.33	7.98	2.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.44%, 0.72%, 0.82%, 1.65%, 1.58% and 1.11% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

15

GOVERNMENT INCOME PORTFOLIO

Total Net Assets (3/31/07): $1.9 billion

Performance Benchmark:

Composite of Lehman Brothers MBS Index/Merrill Lynch 10-Year Treasury Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in the highest-rated government and agency bonds in the 10- to 15-year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. Securities purchased by the Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the management team to be of similar quality. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data — including payrolls, durable goods orders and retail sales — showed signs of weakening.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

During the semiannual period, the Portfolio’s short duration position relative to its benchmark slightly benefited performance as interest rates ended the period marginally higher. The Portfolio’s performance relative to the benchmark was helped by an underweight in Treasuries and an overall focus on high-quality, short-duration assets including CMBS, CMOs and hybrid adjustable rate mortgages (ARMs). During the period, within our fixed-rate MBS allocation, we increased our overweight of premium 15-year mortgages and sold 30-year discount paper. This initially detracted slightly from performance, but as investors favor moved from 30-year to 15-year MBS in the latter half of the period, the Portfolio’s positioning provided positive performance. We also continued to prefer seasoned pools over to-be-announced issues (TBAs). Given the possibility of further weakness in the subprime market, our MBS positioning remained defensive and we favored owning stable cash-flow MBS and well-structured CMOs.

•

At March 31, 2007, the Portfolio remained underweight versus the benchmark index in Treasuries in favor of mortgages and high-quality, short-duration assets including CMBS, CMOs and ARMs. The Portfolio continued to be positioned with a short duration versus the benchmark, as we believe the Fed will remain on hold and that long-term rates have yet to fully reflect expected Fed policy.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME PORTFOLIO AND

THE LEHMAN BROTHERS MBS INDEX/MERRILL LYNCH 10-YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	2.14%	5.60%	5.77%	7.04%
Institutional Class	2.02%	5.38%	5.50%	6.71%
Service Class	1.92%	5.19%	5.22%	6.44%
Investor A Class (Load Adjusted)	(2.19)%	0.95%	4.38%	6.01%
Investor A Class (NAV)	1.91%	5.13%	5.23%	6.44%
Investor B Class (Load Adjusted)	(3.02)%	(0.19)%	4.10%	5.89%
Investor B Class (NAV)	1.47%	4.31%	4.44%	5.89%
Investor B1 Class (Load Adjusted)	(2.36)%	0.52%	4.27%	5.81%
Investor B1 Class (NAV)	1.63%	4.52%	4.60%	5.81%
Investor C Class (Load Adjusted)	0.54%	3.36%	4.45%	5.63%
Investor C Class (NAV)	1.54%	4.36%	4.45%	5.63%
Investor C1 Class (Load Adjusted)	0.60%	3.46%	4.54%	5.74%
Investor C1 Class (NAV)	1.60%	4.46%	4.54%	5.74%
R Class (NAV)	1.66%	4.69%	4.86%	6.07%
Lehman Brothers MBS
Index/Merrill Lynch 10-Year
Treasury Index	1.10%	4.86%	4.94%	6.06%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 10/3 /94; INVESTOR B SHARES, 10/3/94; INVESTOR C SHARES, 2 /28/97; BLACKROCK SHARES, 2/10/03; SERVICE SHARES, 10/27/04; AND INSTITUTIONAL SHARES, INVESTOR B1 SHARES, INVESTOR C1 SHARES AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

16

GOVERNMENT INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	100.0%

Total	100.0%

Portfolio Statistics
Average maturity (years)	11.61
Effective Duration[2]	5.45

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	62.2%
Collateralized Mortgage Obligations	29.4
U.S. Government & Agency Obligations	4.1
Commercial Mortgage Backed Securities	4.0
Asset Backed Securities	0.3

Total	100.0%

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor B1 Class	Investor C Class	Investor C1 Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,021.40	1,020.20	1,019.20	1,019.10	1,014.70	1,016.30	1,015.40	1,016.00	1,016.60
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.32	3.58	4.58	4.63	8.84	7.44	8.29	7.74	6.13

	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor B1 Class	Investor C Class	Investor C1 Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.68	1,021.42	1,020.36	1,020.30	1,016.06	1,017.53	1,016.67	1,017.23	1,018.84
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.32	3.58	4.59	4.64	8.89	7.47	8.33	7.77	6.16

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.46%, 0.71%, 0.91%, 0.92%, 1.76%, 1.48%, 1.65%, 1.54% and 1.22% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

17

INFLATION PROTECTED BOND PORTFOLIO

Total Net Assets (3/31/07): $87.7 million

Performance Benchmark:

Lehman Global Real: U.S. TIPS Index

Investment Approach:

Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. The Portfolio maintains an average portfolio duration that is within +/- 20% of the duration of the Lehman Global Real: U.S. TIPS Index. The Portfolio may invest up to 20% of its assets in non-investment-grade bonds or securities of emerging market issuers. The Portfolio also may invest up to 20% of its assets in non U.S. dollar-denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar-denominated securities of non-U.S. issuers. The management team also may purchase: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset backed securities. Securities are purchased for the Portfolio when the management team believes that they have the potential for above-average real return.

Recent Portfolio Management Activity:

•	The Portfolio’s Service shares outperformed the benchmark index for the semiannual period, while the BlackRock, Institutional, Investor A, Investor B and Investor C shares underperformed.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time.

•

Treasury Inflation Protected Securities (TIPS) underperformed nominal U.S. Treasuries during the six-month period, with the Lehman Global Real: U.S. TIPS Index return of 1.11% outpaced by the 2.18% return of the Lehman U.S. Treasury Index. At March 31, 2007, the spread between conventional 10-year Treasury issues and 10-year TIPS was 2.45%, compared to 2.30% at the end of 2006, reflecting a modest increase in inflation expectations in the past three months.

•

The six months under review could be described as two distinct periods. In the first three months, the return on TIPS was negatively impacted by a rise in real (inflation-adjusted) yields and a fall in the Consumer Price Index (CPI), the key inflation barometer. In the latter three months, TIPS benefited from a fall in real yields and a rise in the CPI.

•

In the first half of the period, as rates rose, Portfolio performance benefited from a short duration (a measure of sensitivity to interest rate movements) and from a curve-flattening bias that involved an underweight to shorter-maturity TIPS, which are more sensitive to changes in headline CPI. In the second half of the period, our short duration hindered relative results. However, an overweight position in inflation-linked bonds and an underweight to conventional bonds helped relative performance as TIPS outperformed nominal issues.

•

Portfolio activity involved increasing exposure to inflation-linked bonds. After underperforming in 2006, we believe TIPS had become undervalued, with attractive breakeven yields (i.e., the difference between the yields on TIPS and conventional Treasuries). We also adjusted the duration of the Portfolio based on our assessment of interest rate direction, but remained short relative to the benchmark throughout the semiannual period.

•

We continue to believe that TIPS are undervalued, despite their outperformance in the first quarter of 2007. The softening of tone in the most recent Fed statement highlights the possibility that inflation may stay elevated even as economic growth slows. Breakeven yields have rallied, but risks of higher inflation and significantly higher gasoline prices should help TIPS to continue outperforming nominal Treasuries. At period-end, the Portfolio’s duration was modestly short in the intermediate portion of the yield curve, based on the belief that the market had gotten somewhat ahead of itself in pricing in a Fed rate cut.

•

At March 31, 2007, the Portfolio was more than 90% invested in U.S. TIPS, with small allocations to adjustable rate mortgages, investment-grade corporate bonds (primarily in the financials sector) and non-U.S. bonds. Also at period-end, more than 95% of the Portfolio was invested in government issues or in non-government bonds rated AAA.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INFLATION PROTECTED BOND PORTFOLIO

AND THE LEHMAN GLOBAL REAL: U.S. TIPS INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	From Inception
BlackRock Class	1.02%	4.79%	5.45%
Institutional Class	1.17%	4.97%	5.55%
Service Class	1.26%	4.73%	4.71%
Investor A Class (Load Adjusted)	(2.88)%	0.46%	3.61%
Investor A Class (NAV)	1.13%	4.64%	5.17%
Investor B Class (Load Adjusted)	(3.87)%	(0.77)%	3.26%
Investor B Class (NAV)	0.63%	3.73%	4.45%
Investor C Class (Load Adjusted)	(0.26)%	2.87%	4.60%
Investor C Class (NAV)	0.74%	3.87%	4.60%
Lehman Global Real: U.S. TIPS Index	1.18%	5.30%	4.87%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 6/28/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

18

INFLATION PROTECTED BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	96.2%
A	3.4
BBB	0.1
Unrated	0.3

Total	100.0%

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations	93.7%
Corporate Bonds	3.6
Foreign Bonds	1.5
Mortgage Pass-Throughs	1.2

Total	100.0%

Portfolio Statistics
Average maturity (years)	10.96
Effective Duration[2]	7.89

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,010.20	1,011.70	1,012.60	1,011.30	1,006.30	1,007.40	1,023.49	1,023.23	1,022.27	1,021.67	1,017.88	1,017.88
Expenses Incurred During Period (10/01/06 - 3/31/07)	1.50	1.76	2.71	3.31	7.05	7.06	1.51	1.77	2.73	3.33	7.12	7.12

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.35%, 0.54%, 0.66%, 1.41% and 1.41% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period the fund was open during the one-half year period).

19

GNMA PORTFOLIO

Total Net Assets (3/31/07): $182.6 million

Performance Benchmark:

Lehman Brothers GNMA MBS Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in securities issued by the Government National Mortgage Association (“GNMA”) as well as other U.S. government securities in the five-to 10-year maturity range. Securities purchased by the portfolio are rated at the time of purchase by at least one major rating agency in the highest rating category (AAA or Aaa), or are determined by the portfolio management team to be of similar quality. Securities are purchased for the portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the portfolio underperformed the benchmark for the six-month period ended March 31, 2007.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period little changed. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where is has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data — including payrolls, durable goods orders and retail sales — showed signs of weakening.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — commercial mortgage backed securities (CMBS), investment-grade corporate securities, mortgage backed securities (MBS), asset backed securities (ABS) and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

During the semiannual period, the Fund’s short duration position slightly hindered the performance versus the benchmark. Conversely, the Fund’s modest overweight positions in hybrid adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) contributed positively to the comparative performance. We maintained the Fund’s exposure to 15- and 30-year maturity bonds, with a bias toward higher-coupon mortgage issues. At March 31, 2007, the portfolio was positioned with a short duration versus that of the benchmark. The Fund had relatively small weightings in U.S. Treasuries and ABS.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND THE LEHMAN

BROTHERS GNMA MBS INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
BlackRock Class	2.67%	5.59%	4.60%	5.74%
Institutional Class	2.65%	5.54%	4.50%	5.62%
Service Class	2.51%	5.25%	4.21%	5.30%
Investor A Class (Load Adjusted)	(1.65)%	0.91%	3.23%	4.72%
Investor A Class (NAV)	2.46%	5.14%	4.08%	5.21%
Investor B Class (Load Adjusted)	(2.35)%	(0.19)%	2.99%	4.56%
Investor B Class (NAV)	2.15%	4.31%	3.33%	4.56%
Investor C Class (Load Adjusted)	1.17%	3.33%	3.34%	4.39%
Investor C Class (NAV)	2.17%	4.33%	3.34%	4.39%
Lehman Brothers GNMA MBS Index	2.98%	6.23%	4.80%	5.68%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 5/18/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

20

GNMA PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	96.2%
AA	0.5
Unrated	3.3

Total	100.0%

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	95.1%
U.S. Government & Agency Obligations	1.9
Commercial Mortgage Backed Securities	1.3
Asset Backed Securities	0.9
Collateralized Mortgage Obligations	0.8

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.85
Effective Duration[2]	3.12

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00$	1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,026.70	1,026.50	1,025.10	1,024.60	1,021.50	1,021.70	1,022.73	1,022.58	1,021.16	1,020.76	1,016.62	1,016.82
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.27	2.43	3.84	4.24	8.37	8.17	2.27	2.42	3.84	4.24	8.38	8.18

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.48%, 0.76%, 0.84%, 1.66% and 1.62% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

21

MANAGED INCOME PORTFOLIO

Total Net Assets (3/31/07): $742.6 million

Performance Benchmark:

Lehman Brothers U.S. Aggregate Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers U.S. Aggregate Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non U.S. dollar-denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non U.S. dollar-denominated bonds may be on a currency hedged or unhedged basis. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage backed securities (“CMBS” and “MBS”), collateralized mortgage obligations (“CMOs”), asset backed securities (“ABS”) and corporate bonds.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006. Meanwhile, yields on one-month Treasury bills increased a dramatic 47 basis points from 4.60% to 5.07%, offering the highest yield on the curve at March 31, 2007, while two-year yields fell 13 basis points to 4.58%.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time. Concerns about the strength of the U.S. economy were not solely driven by fears of spillover from the subprime mortgage market. Recent non-housing-related economic data — including payrolls, durable goods orders and retail sales — showed signs of weakening.

•

All major domestic spread sectors (i.e., assets less correlated with Treasuries) — CMBS, investment-grade corporate securities, MBS, ABS and U.S. agency issues — outperformed duration-adjusted U.S. Treasuries during the semiannual period. The majority of the outperformance occurred during the fourth quarter of 2006 as the yield on the 10-year U.S. Treasury note rose (and the price correspondingly declined) following the release of relatively strong employment data in December. The investment-grade corporate and MBS sectors were the best performers, while ABS, U.S. agencies and CMBS posted the lowest returns relative to duration-adjusted U.S. Treasuries during the period.

•

The Portfolio’s short duration position relative to its benchmark and an underweight in the intermediate portion of the yield curve hindered performance during the semi-annual period as yields declined and the market rallied in the intermediate and short segments of the yield curve throughout the first quarter of 2007. Also detracting from performance were the non-dollar trades that we employed in the Portfolio. Specifically, our allocation to the Japanese yen versus the U.S. dollar had a negative impact as did our position in 10-year European bonds versus U.S. Treasuries as the yen underperformed the U.S. dollar and European bonds underperformed U.S. Treasuries. The relative return benefited from our investments in high-quality, short-duration assets, including ABS, CMBS, adjustable rate mortgages (ARMS) and CMOs. The absence of exposure to the subprime mortgage market and an underweight of corporate debt also had a positive impact on the comparative performance. At March 31, 2007, the Portfolio was positioned with underweights versus the benchmark in the U.S. Treasury, U.S. agency and corporate sectors. The Portfolio’s positions are concentrated in high-quality, short-duration spread product, including CMBS and ABS. The Portfolio also holds significant positions in mortgages, specifically in the 15-year and non-index sectors, including ARMs and CMOs.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME PORTFOLIO AND

THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
Institutional Class	2.42%	5.85%	5.20%	6.24%
Service Class	2.28%	5.54%	4.89%	5.93%
Investor A Class (Load Adjusted)	(1.77)%	1.40%	3.93%	5.35%
Investor A Class (NAV)	2.26%	5.60%	4.79%	5.78%
Investor B Class (Load Adjusted)	(2.59)%	0.18%	3.64%	5.15%
Investor B Class (NAV)	1.81%	4.68%	3.97%	5.15%
Investor C Class (Load Adjusted)	0.95%	3.67%	4.00%	4.90%
Investor C Class (NAV)	1.85%	4.67%	4.00%	4.90%
Lehman Brothers U.S. Aggregate Index	2.76%	6.59%	5.35%	6.46%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11 /1/89; INVESTOR A SHARES, 2 /5 /92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/15 /97; AND INVESTOR C SHARES, 11/22/99. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

22

MANAGED INCOME PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	88.6%
AA	7.8
A	1.8
BBB	1.6
‹BBB	0.2

Total	100.0%

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	41.7%
Asset Backed Securities	13.5
Corporate Bonds	12.8
Commercial Mortgage Backed Securities	11.9
U.S. Government & Agency Obligations	10.0
Collateralized Mortgage Obligations	5.7
Project Loans	1.9
Certificates of Deposit	1.1
Taxable Municipal Bonds	0.9
Foreign Bonds	0.5

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.77
Effective Duration[2]	3.48

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,024.20	1,022.80	1,022.60	1,018.10	1,018.50	1,021.67	1,020.20	1,020.05	1,015.56	1,015.96
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.33	4.79	4.94	9.41	9.01	3.33	4.80	4.95	9.44	9.04

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.66%, 0.95%, 0.98%, 1.87% and 1.79% for the Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

23

INTERNATIONAL BOND PORTFOLIO

Total Net Assets (3/31/07): $595.0 million

Performance Benchmark:

Citigroup Non-U.S. World Government Bond Index

Investment Approach:

Seeks to realize a total return that exceeds that of the benchmark Citigroup Non-U.S. World Government Bond Index by investing primarily in non U.S. dollar-denominated bonds of issuers located outside of the United States in the 5- to 15-year maturity range. The Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio underperformed the benchmark for the semiannual period.

DOLLAR BLOC:

•

Within the Dollar Bloc, the Portfolio’s short duration position in the U.S. benefited performance early in the period when rates increased. In the recent quarter, the yield curve steepened substantially as the Federal Reserve Board (Fed) changed its language, while continuing to flag inflation as a risk. Thus, we began to add duration, covering at the front end of the curve. Overall, we still remain short duration in the U.S., as we believe the anticipated easing in the federal funds rate is too aggressive.

•

Elsewhere, our overweight duration positions in Australia and New Zealand detracted from performance, as rates in both markets increased during the semiannual period. Australian and New Zealand economies have exhibited considerable resistance to higher base rates. In Australia, despite a series of 25-basis-point rate hikes in 2006 (in April, the Reserve Bank of Australia (RBA) left rates unchanged at 6.25%), many economic indicators continue to beat expectations; inflation also has been stubbornly high, at or near the RBA’s acceptable upper band of 3.0%. Similar economic strength has been experienced in New Zealand, despite several 25-basis-point hikes in short-term rates in 2006 and one in the first quarter of 2007 to a level of 7.50%. Expectations in both markets are for continued tightening by the respective central banks. At period-end, we maintained a modest overweight to Australia and New Zealand, with emphasis on the short end of their yield curves.

•

Among the spread sectors, the Portfolio’s overweight stance in mortgage backed securities (MBS) benefited performance, as this sector outperformed early in the semiannual period. Notably, mortgages were the second best-performing spread sector in 2006, lagging only commercial mortgage backed securities (CMBS). Mortgages still performed well in the second half, finishing flat relative to Treasuries; however, the first quarter of 2007 was the first since early 2000 that mortgages failed to post a positive excess return compared with Treasuries. At the close of the period, we maintained an overweight allocation to mortgages, with a preference for adjustable rate mortgages (ARMs), as well as CMBS.

EURO BLOC:

•

The Portfolio’s short duration position in the Euro Bloc benefited performance as yields increased during the period. As anticipated, the European Central Bank (ECB) delivered a 25-basis-point hike at its March meeting, bringing the target rate to 3.75%. We were slightly underweight in Europe, which was also favorable to performance as rates increased across the curve. Our yield curve-flattening position in Europe early in the period was another positive contributor, as the European yield curve flattened 17 basis points between the two- and 30-year segments. Most recently, however, we have reduced our yield curve-flattening posture in Europe, because while the ECB is likely to raise rates further, 4.0% is already fully priced into the short end of the Eurozone yield curve.

•

However, the Bank of England (BOE) kept rates unchanged at 5.25% in an 8-1 vote, with one member surprisingly voting for a rate cut. U.K. rates backed up during the most recent quarter, benefiting performance as we held a short duration position in the U.K.

•

Elsewhere, an overweight position in Denmark detracted from performance as Denmark-Germany spreads widened slightly later in the period. Another detractor was our 1% long Swedish krona versus euro currency position, as the krona depreciated versus the euro during the period. We maintained our position of 1% long Norwegian krona versus euro, which was favorable to performance.

ASIA BLOC:

•

The Portfolio’s short duration position in Japan and overweight duration stance in Singapore contributed positively to performance, as rates increased in Japan and rallied in Singapore. In addition, the yield curve-flattening position in Japan benefited performance.

•

During the second half of the period, both the Portfolio’s short duration position in Japan and an underweight position in the front end of the Japanese yield curve had a negligible impact on performance. Following the global equity sell-off on February 27, the benchmark 10-year Japanese Government Bond (JGB) yield broke 1.6% in mid-March and fell to levels last seen shortly before the end of quantitative easing. This, however, turned out to be a short-term event and 10-year JGBs sold off to close the period at 1.66%. The yield curve steepened as the market continued to price in a slower pace for the next Bank of Japan (BOJ) rate hike, while it remained cautious of long-end supply scheduled during the first week of April.

•	In the recent quarter, we took profits by closing the Portfolio’s overweight position in Singapore.

•

Among currencies, we maintained our stance of 2% long Japanese yen versus U.S. dollar, which was somewhat neutral to performance for the period. Conversely, our 1% long yen versus euro stance detracted from performance, as the euro appreciated versus the yen from 156.85 to 157.36. In March, we sold out of the 1% long Singapore dollar versus U.S. dollar position. We continue to maintain a small underweight to the U.S. dollar in favor of the Japanese yen, and an underweight to the euro in favor of the Norwegian and Swedish krona.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL BOND PORTFOLIO

AND THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX FOR THE PAST TEN YEARS.

Average Annual Total Return

	6 Months	1 Year	5 Year	10 Year
BlackRock Class	2.96%	7.11%	6.22%	7.16%
Institutional Class	3.03%	6.96%	6.06%	7.01%
Service Class	2.85%	6.68%	5.78%	6.72%
Investor A Class (Load Adjusted)	(1.31)%	2.34%	4.83%	6.15%
Investor A Class (NAV)	2.82%	6.64%	5.69%	6.58%
Investor B Class (Load Adjusted)	(2.12)%	1.23%	4.55%	6.04%
Investor B Class (NAV)	2.38%	5.73%	4.88%	6.04%
Investor C Class (Load Adjusted)	1.44%	4.85%	4.92%	5.81%
Investor C Class (NAV)	2.44%	5.85%	4.92%	5.81%
Citigroup Non-U.S. World Government Bond Index	3.20%	8.32%	10.15%	5.44%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: SERVICE SHARES, 7/1/91; INVESTOR B SHARES, 4 /19/96; INVESTOR A SHARES, 4 /22 /96; INSTITUTIONAL SHARES, 6 /10 /96; INVESTOR C SHARES, 9/11/ 96; AND BLACKROCK SHARES, 5/18/04. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH * ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

INTERNATIONAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	78.2%
AA	17.6
A	2.2
BBB	0.1
Unrated	1.9

Total	100.0%

Top 10 Country Allocation (% of long-term investments)
United States	26.6%
Japan	10.6
Sweden	7.7
United Kingdom	7.0
Finland	5.4
Spain	5.2
France	5.2
Italy	4.9
Netherlands	4.7
Germany	4.5

Total	81.8%

Portfolio Statistics
Average maturity (years)	8.79
Effective Duration[2]	5.47

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,029.60	1,030.30	1,028.50	1,028.20	1,023.80	1,024.40	1,021.26	1,021.11	1,019.45	1,018.99	1,014.75	1,015.41
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.74	3.90	5.56	6.02	10.24	9.59	3.74	3.89	5.55	6.01	10.25	9.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.74%, 0.77%, 1.10%, 1.19%, 2.03% and 1.90% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

25

HIGH YIELD BOND PORTFOLIO

Total Net Assets (3/31/07): $1.7 billion

Performance Benchmark:

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent asset management, by investing primarily in non-investment-grade bonds with maturities of 10 years or less. The Portfolio normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) purchased by the Portfolio generally will be in the lower rating categories of major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s), or will be determined by the management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non U.S. dollar-denominated bonds of issuers located outside of the United States. The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

•	All share classes of the Portfolio outperformed the benchmark index for the semiannual period.

•

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its rate-hiking campaign in August 2006, is expected to maintain its current “balanced” economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where is has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84% and the 10-year Treasury note yield at 4.65%. Meanwhile, at 5.07%, one-month Treasury bills offered the highest yield on the curve at March 31, 2007.

•

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation — although moderate by historic standards — remained above the Fed’s implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time.

•

For the six-month period, the high yield asset class and the Portfolio significantly outperformed Treasury issues, which returned +1.90% as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period while lower-quality issues outperformed.

•

Despite some volatility late in the reporting period, the high yield bond market managed to post positive returns in each of the past six months. The market has been aided by the continuation of historically low default rates, relatively low new-issue supply and strong inflows into the asset class, all of which have helped to support the prices of high yield issues.

•

The Portfolio benefited from its overweight exposure to lower-tier credits, particularly B-rated and CCC-rated issues, as these segments of the high yield market generated the strongest returns. Conversely, an underweight exposure to BB-rated issues detracted from performance, as generally all segments of the non-investment-grade market continued to post strong returns. In terms of sector attribution, the Portfolio had positive results from security selection in wireless, media non-cable and aerospace/defense. Conversely, positions in media cable and healthcare were negative contributors to performance.

•

We continued to implement our longstanding strategy of investing in higher-quality companies with good pricing power and strong fundamentals, but continued our recent strategy of favoring certain lower-quality credit tiers, maintaining overweight positions in credits rated B, CCC and below. The increased emphasis on lower-quality issues benefited performance during the period given the prevailing market backdrop. In addition, the Portfolio’s position in automotives was increased slightly, reducing the underweighting in this sector.

•

At March 31, 2007, the Portfolio was overweight in the wireless, retail, media non-cable and chemicals sectors, and underweight in the electric, automotive, supermarkets and non-captive diversified sectors. The Portfolio’s average credit rating at period-end was B+.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO AND THE

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX FROM INCEPTION.

Average Annual Total Return

	6 Months	1 Year	5 Year	From Inception
BlackRock Class	7.94%	12.27%	11.28%	8.10%
Institutional Class	7.91%	12.21%	11.13%	7.98%
Service Class	7.64%	11.93%	10.83%	7.65%
Investor A Class (Load Adjusted)	3.42%	7.34%	9.81%	7.01%
Investor A Class (NAV)	7.73%	11.82%	10.72%	7.54%
Investor B Class (Load Adjusted)	2.83%	6.49%	9.63%	6.86%
Investor B Class (NAV)	7.33%	10.99%	9.90%	6.86%
Investor B1 Class (Load Adjusted)	3.47%	7.29%	9.95%	7.09%
Investor B1 Class (NAV)	7.47%	11.29%	10.22%	7.09%
Investor C Class (Load Adjusted)	6.33%	10.13%	9.89%	6.73%
Investor C Class (NAV)	7.33%	11.13%	9.89%	6.73%
Investor C1 Class (Load Adjusted)	6.44%	10.23%	10.16%	7.04%
Investor C1 Class (NAV)	7.44%	11.23%	10.16%	7.04%
R Class (NAV)	7.62%	11.59%	10.52%	7.38%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index*	7.02%	10.97%	10.43%	6.58%

*	THE PERFORMANCE FOR THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX IN THE CHART STARTS ON 12/1/1998.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: BLACKROCK SHARES, INSTITUTIONAL SHARES, SERVICE SHARES, INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C SHARES, 11/19/98; AND INVESTOR B1 SHARES, INVESTOR C1 SHARES AND R SHARES, 10/02/06. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 28 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH† ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

26

HIGH YIELD BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	2.5%
AA	3.9
BBB	4.1
BB	24.0
B	44.5
CCC	13.0
‹CCC	0.7
Unrated	7.3

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.03
Modified Duration[2]	4.69

Top 10 Industries: Corporate Bonds (% of long-term investments)
Finance	11.2%
Telecommunications	10.5
Manufacturing	7.3
Energy & Utilities	6.6
Broadcasting	5.8
Oil & Gas	5.5
Retail Merchandising	4.4
Entertainment & Leisure	4.0
Motor Vehicles	4.0
Chemicals	3.3

Total	62.6%

1	Using the higher of S&P’s or Moody’s rating.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor B1 Class	Investor C Class	Investor C1 Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,079.40	1,079.10	1,076.40	1,077.30	1,073.30	1079.40	1,073.30	1079.40	1079.40
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.85	3.11	4.50	4.97	8.84	2.85	8.68	2.85	2.85

	Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor B1 Class	Investor C Class	Investor C1 Class	R Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,022.22	1,021.92	1,020.61	1,020.15	1,016.37	1022.22	1,016.52	1022.22	1022.22
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.78	3.03	4.39	4.85	8.63	2.78	8.48	2.78	2.78

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.55%, 0.60%, 0.87%, 0.96%, 1.71%, 1.44%, 1.68%, 1.49% and 1.17% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

27

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information above includes information for each class of each Portfolio since the commencement of operations of each Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of such share classes launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A and Investor A1 Shares) or the maximum contingent deferred sales charge (in the case of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Intermediate Government Bond, Intermediate Bond, Intermediate Bond II, Total Return, Total Return II, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond and High Yield Bond — 4.00%; and Enhanced Income and Low Duration Bond — 3.00%. The maximum front-end sales charges for Investor A1 Shares for Low Duration Bond is 1.00%. The maximum contingent deferred sales charge for Investor B Shares, Investor B1 Shares, Investor B2 Shares, Investor C Shares, Investor C1 Shares and Investor C2 Shares of all of the Portfolios is 4.50%, 4.00%, 1.00%, 1.00%, 1.00% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†	The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Service, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares is lower than the performance of Institutional Shares because Service, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares is lower than the performance of Investor A Shares because Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares have higher expenses than Investor A Shares. Purchasers of Investor A and Investor A1 Shares generally pay a front-end sales charge, while purchasers of Investor B, Investor B1, Investor B2, Investor C, Investor C1, and Investor C2 Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.
*	The performance shown in the line graph is that of Service Shares and Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A shares. Purchasers of Investor A Shares generaly pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

28

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS — 26.1%
Federal Home Loan Mortgage Corp. ARM
3.52%(b)	07/01/34	$402	$403,158
4.29%(b)	11/01/34	375	370,727
4.86%(b)	05/01/35	638	632,508
5.00%(b)	09/01/35	524	523,421
5.03%(b)	12/01/35	946	939,903
Federal National Mortgage Assoc.
7.50%	09/01/35	263	275,355
Federal National Mortgage Assoc. 15 Year TBA
6.00%	04/01/22	1,200	1,219,500
Federal National Mortgage Assoc. 30 Year TBA
5.50%	04/01/37	4,700	4,650,062
Federal National Mortgage Assoc. ARM
3.84%(b)	10/01/33	638	637,502
4.86%(b)	06/01/35	355	353,853
5.33%(b)	10/01/35	372	370,209
Government National Mortgage Assoc. II ARM
6.12%(b)	11/20/29	38	38,910
5.50%(b)	08/20/31	73	74,072
3.75%(b)	06/20/34	229	228,067

TOTAL MORTGAGE PASS-THROUGHS (Cost $10,725,727)			10,717,247

COLLATERALIZED MORTGAGE OBLIGATIONS — 21.4%
Adjustable Rate Mortgage Trust, Series 04-4, Class 5A3
5.69%(b)	03/25/35	89	88,906
Banc of America Funding Corp., Series 04-C, Class 4A2
5.66%(b)	12/20/34	221	221,020
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1
5.67%(b)	01/25/35	181	181,795
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(b)	11/25/34	256	256,439
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
3.73%(b)	10/25/34	165	166,170
Citigroup Mortgage Loan Trust, Inc., Series 05-2, Class 1A1
4.28%(b)	05/25/35	417	423,988
Countrywide Home Loans, Series 03-37, Class 2A1
4.25%(b)	09/25/33	378	377,910
Countrywide Home Loans, Series 04-29, Class 1A1
5.59%(b)	02/25/35	122	121,736
Credit Suisse First Boston Mortgage Securities Corp., Series 02-10, Class 2A1
7.50%	05/25/32	37	37,016
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(c)	08/01/35	692	162,406
Federal Home Loan Mortgage Corp., Series 3215, Class EP
5.38%	09/15/11	733	733,047
Federal National Mortgage Assoc., Series 93-188, Class K
6.00%	10/25/08	169	168,851
Federal National Mortgage Assoc., Series 02-39, Class FB
5.87%(b)	03/18/32	36	36,192
Federal National Mortgage Assoc., Series 04-25, Class PA
5.50%	10/25/30	84	83,949
Federal National Mortgage Assoc., Series 04-36, Class BS
5.50%	11/25/30	115	114,979
Federal National Mortgage Assoc., Series 04-W10, Class A1
5.75%	08/25/34	29	29,297
Federal National Mortgage Assoc., Series 05-68, Class PB
5.75%	07/25/35	209	209,963
Federal National Mortgage Assoc., Series 05-84, Class XE
5.75%(b)	01/25/26	192	191,887
Federal National Mortgage Assoc., Series 05-84, Class XK
5.75%	08/25/23	164	163,732
Federal National Mortgage Assoc., Series 06-60, Class LK
6.50%	07/25/36	388	391,488
Federal National Mortgage Assoc., Series 377, Class 2 (IO)
5.00%(c)	10/01/36	683	164,085
First Horizon Trust, Series 04-AR2, Class 2A1
4.59%(b)	05/25/34	572	567,021
Goldman Sachs Residential Mortgage Loan Trust, Series 04-11, Class 5A1
4.20%	09/25/34	424	429,324
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
3.72%(b)	08/25/34	104	105,014
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1
4.55%(b)	09/25/35	474	469,376
GSAA Home Equity Trust, Series 04-8, Class A3A
5.69%(b)	09/25/34	150	150,152
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1
3.89%(b)	08/25/34	538	531,259
Mortgage IT Trust, Series 04-1, Class A1
5.71%(b)	11/25/34	320	321,715
Residential Accredit Loans, Inc., Series 01-QS19, Class A1
6.00%	12/25/16	52	52,277
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.62%(b)	09/25/34	102	102,189
Structured Mortgage Loan Trust, Series 04-3AC, Class A2
4.92%(b)	03/25/34	156	156,414

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Washington Mutual Mortgage Loan Trust, Series 05-AR5, Class A6	05/25/35	$550	$541,574
4.68%(b)
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1
4.75%	04/25/19	340	329,363
Wells Fargo Mortgage Backed Securities Trust, Series 04-V, Class 1A2
3.83%(b)	10/25/34	692	680,041

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,718,347)			8,760,575

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.1%
American Home Mortgage Assets, Series 05-1, Class 3A11
5.59%(b)	11/25/35	253	253,899
Banc of America Commercial Mortgage, Inc., Series 03-1, Class A1
3.88%	09/11/36	411	398,355
Bear Stearns Commercial Mortgage Securities, Series 00-WF, Class A1
7.11%	10/15/32	192	193,858
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	136	136,057
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	337	352,409
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C1, Class A1B
6.48%	05/17/40	261	263,935
Credit Suisse First Boston Mortgage Securities Corp., Series 00-C1, Class A1
7.32%	04/15/42	214	217,231
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1
5.40%(b)	04/25/36	193	192,597
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	346	364,794
Federal National Mortgage Assoc., Series 06-53, Class BA
6.00%	02/25/27	390	393,448
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	129	133,619
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	335	352,915
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class X2 (IO)
0.33%(c)(d)	05/10/40	6,073	21,891
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	363	365,459
Homebanc Mortgage Trust, Series 05-4, Class A1
5.59%(b)	10/25/35	520	521,312
Impac Secured Assets Corp., Series 05-2, Class A2A
5.44%(b)	03/25/36	146	145,578
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	12/15/19	263	264,260
Nationslink Funding Corp., Series 99, Class 1
6.32%	01/20/31	393	397,832
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A
5.41%(b)	04/25/36	269	269,108
Sequoia Mortgage Trust, Series 04-1, Class A
5.69%(b)	02/20/34	215	214,737
Structured Asset Receivable Trust, Series 04-1
4.13%(b)(d)(e)	04/21/11	440	439,943
TIAA Real Estate Collateralized Debt Obligation Ltd., Series 01-C1A, Class A4
6.68%(d)	06/19/31	365	375,720
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1
4.04%	02/15/35	407	398,230
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(d)	05/25/36	167	165,261
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(c)(d)	05/25/36	3,494	170,708

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $7,103,353)			7,003,156

ASSET BACKED SECURITIES — 28.7%
Aames Mortgage Investment Trust, Series 06-1, Class A1
5.38%(b)	04/25/36	242	242,357
Ace Securities Corp., Series 06-HE3, Class A2A
5.37%(b)(f)	06/27/36	286	285,745
Bank of America Credit Card Trust, Series 06, Class A16
4.72%	05/05/13	325	322,911
Bank One Issuance Trust, Series 04-A4, Class A4
5.36%(b)	02/16/10	430	430,053
Bear Stearns, Inc., Series 05-HE12, Class 1A1
5.42%(b)	12/25/35	238	237,591
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.41%(b)	01/25/30	199	198,718
Bear Stearns, Inc., Series 06-HE3, Class A1
5.40%(b)	04/25/36	356	355,662
Bear Stearns, Inc., Series 06-PC1, Class A1
5.40%(b)	01/25/29	146	145,721

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Bear Stearns, Inc., Series 07-HE1, Class 1A1
5.44%(b)	03/25/37	$172	$171,918
BMW Vehicle Owner Trust, Series 05-A, Class A3
4.04%	02/25/09	324	323,175
Capital Auto Receivables Asset Trust, Series 04-2, Class A2
3.35%	02/15/08	159	158,859
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(d)	01/20/09	600	600,219
Carrington Mortgage Loan Trust, Series 06-OPT1, Class A1
5.38%(b)	02/25/29	247	247,108
Centex Home Equity Loan Trust, Series 06-A, Class AV1
5.37%(b)	06/25/36	321	320,716
Chase Credit Card Master Trust, Series 02-7, Class A
5.44%(b)	02/15/10	350	350,265
Chase Issuance Trust, Series 07-A1, Class A1
5.34%(b)	03/15/13	375	375,126
Chase Manhattan Auto Owner Trust, Series 03-A, Class, A4
2.06%	12/15/09	137	137,036
Citigroup Mortgage Loan Trust, Inc., Series 06-HE1, Class A1
5.38%(b)	01/25/36	142	141,904
Countrywide Certificates, Series 05-16, Class 4AV1
5.42%(b)	07/25/26	141	141,167
Countrywide Certificates, Series 05-IM3, Class A1
5.44%(b)	04/25/28	110	110,263
Encore Credit Receivables Trust, Series 05-4, Class 2A1
5.42%(b)	01/25/36	10	10,396
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1
5.44%(b)	02/25/36	168	168,306
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A
5.40%(b)	02/25/36	269	269,421
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	347	345,475
Ford Credit Auto Owner Trust, Series 05-B, Class A3
4.17%	01/15/09	327	325,712
Ford Credit Auto Owner Trust, Series 06-C, Class A2B
5.34%(b)	12/15/09	400	399,998
Green Tree Financial Corp., Series 99-1, Class A5
6.11%	09/01/23	188	189,431
GSAA Home Equity Trust, Series 06-2N, Class N
6.00%(d)	12/25/35	28	27,762
Home Equity Asset Trust, Series 05-6, Class 2A1
5.44%(b)	12/25/35	138	138,352
Home Equity Asset Trust, Series 05-7, Class 2A1
5.44%(b)	01/25/36	130	129,607
Honda Auto Receivables Owner Trust, Series 04-2, Class A3
3.30%	06/16/08	33	32,516
Honda Auto Receivables Owner Trust, Series 05-1, Class A3
3.53%	10/21/08	212	211,129
J.P. Morgan Mortgage Acquisition Corp., Series 05-OPT2, Class A2
5.40%(b)	12/25/35	192	191,908
Long Beach Asset Holdings Corp., Series 05-2, Class N1
4.15%(d)	04/25/35	7	6,801
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1
5.39%(b)	03/25/36	178	178,272
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1
5.39%(b)	12/25/35	185	185,426
MBNA Master Credit Card Trust, Series 01-B, Class A
5.58%(b)	08/15/13	275	277,478
Morgan Stanley Capital, Inc., Series 05-HE5, Class A2A
5.42%(b)	09/25/35	110	110,113
New Century Home Equity Loan Trust, Series 05-C, Class A2A
5.40%(b)	12/25/35	105	105,057
Nissan Auto Receivables Owner Trust, Series 05-A, Class A3
3.54%	10/15/08	10	10,324
Novastar Home Equity Loan, Series 06-2, Class A2A
5.37%(b)	06/25/36	220	220,246
Option One Mortgage Loan Trust, Series 01-4, Class A
5.92%(b)	01/25/32	12	12,501
Option One Mortgage Loan Trust, Series 05-1, Class A3
5.56%(b)	02/25/35	407	407,414
Option One Mortgage Loan Trust, Series 05-4, Class A2
5.42%	11/25/35	95	94,512
Ownit Mortgage Loan Certificates, Series 05-4, Class A2A1
5.44%(b)	08/25/36	179	179,472
Peoples Choice Home Loan Securities Trust, Series 05-4, Class 1A1
5.44%(b)	12/25/35	22	21,514
Popular Mortgage Pass-Through Trust, Series 04-4, Class AF1
5.57%(b)	09/25/34	132	132,081
Residential Asset Mortgage Products, Inc., Series 05-EFC4, Class A1
5.43%(b)	01/25/26	131	131,354
Soundview Home Equity Loan Trust, Series 07-NS1, Class A1
5.44%(b)	01/25/37	317	317,487
Specialty Underwriting & Residential Finance, Series 05-BC3, Class A2A
5.44%(b)	06/25/36	82	82,097
Structured Asset Investment Loan Trust, Series 05-10, Class A3
5.41%(b)	12/25/35	197	196,698

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Structured Asset Investment Loan Trust, Series 06-2, Class A1
5.38%(b)	04/25/36	$262	$261,499
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2
5.39%(b)	03/25/36	187	186,505
Structured Asset Securities Corp., Series 06-BC1, Class A3
5.38%(b)	03/25/36	237	237,218
USAA Auto Owner Trust, Series 04-2, Class A3
3.03%	06/16/08	1	634
USAA Auto Owner Trust, Series 05-1, Class A3
3.90%	07/15/09	170	169,342
USAA Auto Owner Trust, Series 06-4, Class A1
5.34%	12/15/07	116	115,733
Washington Mutual Certificates, Series 07-HY1, Class A1
5.41%(b)	02/25/37	389	388,738

TOTAL ASSET BACKED SECURITIES (Cost $11,768,221)			11,765,043

CORPORATE BONDS — 8.8%
Banks — 2.2%
Bank of America Corp., Senior Unsecured Notes
3.88%	01/15/08	100	98,888
Citigroup, Inc., Senior Unsecured Notes
3.50%	02/01/08	200	197,265
J.P. Morgan Chase & Co., Senior Notes
2.62%	06/30/08	20	19,394
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.25%	05/30/07	150	149,950
J.P. Morgan Chase Capital XXI, Capital Securities
6.31%(b)	02/02/37	170	171,948
U.S. Central Credit Union, Unsecured Notes
2.75%	05/30/08	30	29,216
Wells Fargo & Co., Unsecured Notes
5.45%(b)	01/24/12	250	249,844

			916,505

Computer Software & Services — 0.2%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	75	74,724

Finance — 3.3%
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	150	149,230
3.60%(f)	10/15/08	125	122,268
Golden West Financial Corp., Senior Unsecured Notes
4.12%	08/15/07	15	14,939
Goldman Sachs Group, Inc., Unsecured Notes
5.54%(b)	02/06/12	125	124,757
5.30%	02/14/12	175	175,051
Household Finance Corp., Unsecured Notes
4.12%	12/15/08	150	147,369
Lehman Brothers Holdings, Inc., Unsecured Notes
5.25%	02/06/12	300	299,725
Morgan Stanley, Senior Notes
5.61%(b)	01/09/12	50	49,993
5.62%	01/09/12	250	253,285
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	25	24,978

			1,361,595

Insurance — 0.2%
ASIF Global Financing, Unsecured Notes
3.90%(d)	10/22/08	20	19,620
Metropolitan Life Global Funding, Inc., Unsecured Notes
2.60%(d)	06/19/08	75	72,696

			92,316

Oil & Gas — 0.3%
Anadarko Petroleum Corp., Senior Unsecured Notes
5.76%(b)	09/15/09	100	100,213

Real Estate — 0.4%
Avalonbay Communities, Inc., Senior Unsecured Notes (REIT)
8.25%	07/15/08	140	144,898

Retail Merchandising — 0.4%
Federated Department Stores, Inc., Senior Unsecured Notes
6.62%	09/01/08	25	25,387
May Department Stores Co., Unsecured Notes
3.95%	07/15/07	150	149,236

			174,623

Telecommunications — 0.9%
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	125	127,145
Verizon Global Funding Corp., Senior Unsecured Notes
6.12%	06/15/07	125	125,128
Vodafone Group Plc, Unsecured Notes
5.64%(b)	02/27/12	125	125,167

			377,440

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes
5.75%	10/15/07	75	75,119
Union Pacific Corp., Unsecured Notes
6.79%	11/09/07	50	50,339

			125,458

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED INCOME PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee — 0.6%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(b)(g)	04/09/09	$150	$150,050
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
5.98%(g)	06/20/11	75	76,881

			226,931

TOTAL CORPORATE BONDS (Cost $3,607,347)			3,594,703

FOREIGN BONDS — 0.5%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(b)	08/08/11	15,000	127,300
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	12,200	103,251

TOTAL FOREIGN BONDS (Cost $228,338)			230,551

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 8.4%
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(h)	04/02/07	2,000	1,999,728
Galileo Money Market Fund, 5.02%		1,476	1,475,834

TOTAL SHORT TERM INVESTMENTS (Cost $3,475,562)			3,475,562

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 111.0% (Cost $45,626,895)			45,546,837

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 2.5%
Merrill Lynch Mortgage Investors Trust, Series 05-FF6, Class N1
4.50%(d)	03/25/36	$74	73,514
Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A
5.60%(b)	11/15/25	365	364,830
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2
4.24%(b)	08/25/34	398	395,704
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A
5.66%(b)	11/25/29	132	132,121
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)
1.76%(c)(d)	07/12/34	2,188	67,562

TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $1,024,851)			1,033,731

TOTAL INVESTMENTS IN SECURITIES — 113.5% (Cost $46,651,746(a))			46,580,568

MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (6.6)%
Federal National Mortgage Assoc. 30 Year
5.50% (Premiums received $2,683,457)	04/01/1937	(2,700)	(2,671,313)

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.9)%			(2,851,516)

NET ASSETS — 100.0%			$41,057,739

(a)	Cost for federal income tax purposes is $46,653,253. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$148,296
Gross unrealized depreciation	(220,981)

$(72,685)

(b)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(c)	Rates shown are the effective yields as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 5.0% of its net assets, with a current market value of $2,041,697, in securities restricted as to resale.
(e)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $439,943 which represents 1.1% of net assets.
(f)	Security, or a portion thereof, pledged as collateral with a value of $218,836 on 28 short U.S. Treasury Note futures contracts and 18 long U.S. Treasury Note futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $6,650,344, with an unrealized loss of $14,746 (including commissions of $101).
(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	The rate shown is the effective yield at the time of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%
Small Business Administration Participation Certificates, Series 97, Class A
6.10%(b)(c)	08/15/22	$581	$576,329
U.S. Treasury Inflation Protected Notes
2.50%	07/15/16	15,805	16,255,333

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $16,507,683)			16,831,662

MORTGAGE PASS-THROUGHS — 27.2%
Federal Home Loan Mortgage Corp. ARM
4.62%(d)	02/21/08	8,000	7,967,824
7.66%(c)	05/01/15	186	184,494
6.90%(c)	01/01/16	51	51,907
6.65%(c)	01/01/19	538	541,605
7.07%(c)	09/01/19	464	470,047
6.91%(c)	03/01/20	327	331,950
6.84%(c)	06/01/20	2,484	2,552,396
7.14%(c)	10/01/23	364	369,680
7.04%(c)	08/01/31	227	229,300
4.98%(c)	08/01/32	3,137	3,157,454
3.32%(c)	07/01/34	1,868	1,880,161
3.52%(c)	07/01/34	2,298	2,303,182
4.29%(c)	11/01/34	13,466	13,304,809
5.03%(c)	12/01/35	23,487	23,334,113
Federal Home Loan Mortgage Corp. Gold
4.00%	09/01/08	3,625	3,575,494
8.25%(e)	06/01/09	0	103
4.50%	04/01/10	3,658	3,611,385
7.00%	11/15-12/16	1,167	1,205,852
6.50%	06/16-09/30	5,420	5,555,496
6.00%	11/01/33	1,975	1,999,757
Federal National Mortgage Assoc.
7.50%	06/08-09/35	9,596	10,010,749
6.50%	11/08-04/31	971	996,582
5.50%	02/09-02/20	26,072	26,190,938
6.00%	02/09-02/17	1,019	1,031,480
7.00%	03/15-07/32	4,756	4,917,437
5.00%	02/17-04/21	5,569	5,506,451
4.00%	07/01/19	7,169	6,776,465
8.00%	11/30-05/32	1,014	1,071,320
Federal National Mortgage Assoc. 15 Year TBA
6.00%	04/01/22	36,800	37,398,000
Federal National Mortgage Assoc. 1Year CMT
6.98%(c)	09/01/29	29	28,697
7.40%(c)	12/01/30	393	397,625
6.75%(c)	12/01/31	618	628,111
5.50%(c)	08/01/32	1,328	1,335,344
5.67%(c)	01/01/33	2,245	2,256,029
Federal National Mortgage Assoc. 30 Year TBA
5.50%	04/01/37	49,700	49,171,937
Federal National Mortgage Assoc. ARM
6.71%(c)	12/18-07/33	2,397	2,412,902
6.75%(c)	12/01/21	298	294,890
7.09%(c)	12/01/21	253	255,047
4.72%(c)	09/01/32	2,118	2,138,075
4.07%(c)	10/01/33	920	907,041
4.27%(c)	01/01/34	668	660,592
4.00%(c)	04/01/34	1,032	1,013,630
3.93%(c)	05/01/34	14,926	14,682,231
4.55%(c)	02/01/35	20,547	20,404,833
4.86%(c)	06/01/35	11,952	11,929,593
5.28%(c)	09/01/35	1,527	1,526,817
5.10%(c)	11/01/35	3,316	3,316,813
5.15%(c)	11/01/35	1,922	1,922,829
6.17%(c)	04/01/40	1,832	1,874,940
Government National Mortgage Assoc. I
6.00%	12/08-02/11	314	314,711
6.50%	06/15/09	200	200,812
Government National Mortgage Assoc. II ARM
3.75%(c)	05/34-06/34	24,696	24,546,723

TOTAL MORTGAGE PASS-THROUGHS (Cost $309,798,897)			308,746,653

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.6%
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(c)	11/25/34	6,852	6,866,876
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
3.73%(c)	10/25/34	8,911	8,968,328
Countrywide Alternative Loan Trust, Series 05-CB, Class 2A3
5.50%	07/25/35	10,078	10,103,163
Countrywide Home Loans, Series 03-37, Class 2A1
4.25%(c)	09/25/33	9,282	9,279,801
Countrywide Home Loans, Series 04-29, Class 1A1
5.59%(c)	02/25/35	2,269	2,271,467
Federal Home Loan Mortgage Corp. Strip Notes, Series 19, Class F
5.80%(c)	06/01/28	1,507	1,502,040
Federal Home Loan Mortgage Corp., Series 1165, Class LD
7.00%	11/15/21	1,389	1,386,491
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(f)	08/01/35	9,847	2,251,815
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(f)	08/01/35	20,712	4,862,038
Federal Home Loan Mortgage Corp., Series 2744, Class PB
5.50%	03/15/26	873	871,217
Federal Home Loan Mortgage Corp., Series 2996, Class PB
5.50%	05/15/35	13,439	13,562,271
Federal Home Loan Mortgage Corp., Series 3215, Class EP
5.38%	09/15/11	16,962	16,966,066
Federal National Mortgage Assoc., Series 93-188, Class K
6.00%	10/25/08	4,477	4,479,527
Federal National Mortgage Assoc., Series 97-20, Class FB
5.39%(c)	03/25/27	1,943	1,918,885

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Series 01-60, Class JZ
6.00%	03/25/31	$166	$165,750
Federal National Mortgage Assoc., Series 03-17, Class QR
4.50%	11/25/25	7,689	7,626,795
Federal National Mortgage Assoc., Series 04-W10, Class A1
5.75%	08/25/34	4,798	4,781,283
Federal National Mortgage Assoc., Series 05-84, Class XK
5.75%	08/25/23	5,352	5,339,492
Federal National Mortgage Assoc., Series 06, Class WA
6.00%	05/25/28	9,355	9,435,357
Federal National Mortgage Assoc., Series 06-M2, Class A1A
3.25%	11/15/08	1,273	1,256,477
Federal National Mortgage Assoc., Series 354, Class 2 (IO)
5.50%(f)	11/01/34	8,387	1,922,642
Federal National Mortgage Assoc., Series 377, Class 2 (IO)
5.00%(f)	10/01/36	6,201	1,490,434
Goldman Sachs Mortgage Securities Corp. II, Series 00-1, Class A
5.67%(b)(c)	06/20/24	405	405,499
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
3.72%(c)	08/25/34	13,609	13,714,776
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1
4.55%(c)	09/25/35	11,514	11,404,399
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A
5.63%(c)	11/19/35	11,039	11,069,633
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1
3.89%(c)	08/25/34	12,857	12,683,818
Mortgage IT Trust, Series 04-1, Class A1
5.71%(c)	11/25/34	10,365	10,424,454
Residential Accredit Loans, Inc., Series 01-QS19, Class A1
6.00%	12/25/16	136	135,110
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.62%(c)	09/25/34	2,239	2,242,433
Structured Mortgage Loan Trust, Series 04-3AC, Class A2
4.92%(c)	03/25/34	8,810	8,837,368
Washington Mutual Mortgage Securities Corp., Series 02-AR1, Class IA1
7.29%(c)	11/25/30	428	425,668
Washington Mutual Mortgage Securities Corp., Series 02-AR19, Class A8
4.56%(c)	02/25/33	572	568,916
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1
4.75%	04/25/19	10,703	10,374,937

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $199,485,461)			199,595,226

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.0%
American Home Mortgage Assets, Series 05-1, Class 3A11
5.59%(c)	11/25/35	6,713	6,728,333
Banc of America Funding Corp., Series 06-I, Class 1A1
4.58%(c)	12/20/36	9,193	9,115,512
Capco America Securitization Corp., Series 98-D7, Class PS1 (IO)
1.16%(b)(f)	10/15/30	32,299	581,742
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2
7.44%	08/15/31	8,130	8,483,719
Citigroup Commercial Mortgage Trust, Series 05-EMG, Class A1
4.15%(b)	09/20/51	4,557	4,490,351
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	4,395	4,406,735
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	8,960	9,369,931
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2
6.30%	11/11/30	7,878	7,977,693
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1
5.40%(c)	04/25/36	4,667	4,667,643
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	8,278	8,725,475
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	1,810	1,676,643
Federal National Mortgage Assoc., Series 06-M2, Class A1A
4.86%(c)	07/01/16	7,854	7,880,319
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2
6.64%	04/15/09	13,502	13,790,228
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	7,315	7,580,170
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	9,644	9,713,212

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO)
1.03%(b)(f)	01/10/40	$219,235	$3,793,226
Impac Secured Assets Corp., Series 05-2, Class A2A
5.44%(c)	03/25/36	3,723	3,723,540
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 04-FL1A, Class A2
5.50%(c)	04/16/19	3,098	3,098,160
J.P. Morgan Mortgage Trust, Series 07-A1, Class 4A1
4.07%(c)	07/25/35	13,239	13,001,923
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	12/15/19	7,085	7,120,335
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C3, Class XCP (IO)
1.23%(b)(f)	02/15/37	37,389	865,881
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C5, Class XCP (IO)
1.11%(b)(f)	04/15/37	176,921	2,229,768
Mortgage Capital Funding, Inc., Series 98-MC1, Class X (IO)
0.29%(f)	03/18/30	54,661	148,640
Nationslink Funding Corp., Series 99, Class 1
6.32%	01/20/31	9,632	9,744,789
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A
5.41%(c)	04/25/36	6,405	6,398,794
Structured Asset Receivables Trust, Series 03-1
3.18%(b)(c)(g)(h)	01/21/10	11,470	11,466,554
TIAA Real Estate Collateralized Debt Obligation Ltd., Series 01-C1A, Class A4
6.68%(b)	06/19/31	8,510	8,759,945
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1
4.04%	02/15/35	9,133	8,929,853
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(b)	05/25/36	4,468	4,413,610
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(b)(f)	05/25/36	83,667	4,087,320

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $195,251,760)			192,970,044

ASSET BACKED SECURITIES — 24.7%
Accredited Mortgage Loan Trust, Series 05-3, Class A2A
5.42%(c)	09/25/35	272	272,232
Amresco Independence Funding, Inc., Series 99-1, Class A
5.25%(b)(c)	06/15/20	4,347	4,319,065
Bank of America Credit Card Trust, Series 06, Class A16
4.72%	05/05/13	10,775	10,705,759
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.41%(c)	01/25/30	4,817	4,815,589
Bear Stearns, Inc., Series 06-PC1, Class A1
5.40%(c)	01/25/29	3,627	3,627,954
BMW Vehicle Owner Trust, Series 05-A, Class A3
4.04%	02/25/09	7,941	7,910,760
Business Loan Express, Inc., Series 98-1, Class A
7.25%(b)(c)	01/15/25	1,046	969,270
Capital Auto Receivables Asset Trust, Series 04-2, Class A2
3.35%	02/15/08	4,016	4,009,812
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	11,616	11,558,845
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(b)	01/20/09	15,950	15,955,820
Citibank Credit Card Issuance Trust, Series 04, Class A4
3.20%	08/24/09	8,700	8,628,195
Countrywide Certificates, Series 05-16, Class 4AV1
5.42%(c)	07/25/26	3,678	3,678,642
Countrywide Certificates, Series 05-IM3, Class A1
5.44%(c)	04/25/28	2,877	2,876,860
DaimlerChrysler Auto Trust, Series 06, Class A3
5.33%	08/08/10	10,425	10,449,447
Encore Credit Receivables Trust, Series 05-4, Class 2A1
5.42%(c)	01/25/36	279	279,221
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1
5.44%(c)	02/25/36	5,943	5,943,305
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A
5.40%(c)	02/25/36	5,885	5,885,883
Ford Credit Auto Owner Trust, Series 05, Class A4
4.36%	06/15/10	15,825	15,638,111
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	6,457	6,424,873
Ford Credit Auto Owner Trust, Series 06, Class A4
5.07%	12/15/10	11,925	11,933,758
Ford Credit Auto Owner Trust, Series 06-B, Class A3
5.26%	10/15/10	12,575	12,601,814
Green Tree Financial Corp., Series 93-4, Class A5
7.05%	01/15/19	1,319	1,343,906
Green Tree Financial Corp., Series 95-5, Class M1
7.65%	09/15/26	600	623,466
Green Tree Financial Corp., Series 96-8, Class A6
7.60%	10/15/27	3,036	3,144,421

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Green Tree Financial Corp., Series 99-1, Class A5
6.11%	09/01/23	$4,706	$4,735,765
GSAA Home Equity Trust, Series 04-11, Class 2A2
5.64%(c)	12/25/34	5,632	5,645,941
GSAA Home Equity Trust, Series 06-8N, Class N1
6.00%(b)	10/26/36	1,906	1,896,434
Heller Financial Commercial Mortgage Asset Corp., Series 98-1, Class A
6.03%(b)(c)	07/15/24	2,118	2,096,487
Honda Auto Receivables Owner Trust, Series 04-2, Class A3
3.30%	06/16/08	3,897	3,883,538
Honda Auto Receivables Owner Trust, Series 04-3, Class A3
2.91%	10/20/08	5,718	5,675,888
Honda Auto Receivables Owner Trust, Series 05-4, Class A3
4.46%	05/21/09	10,508	10,461,437
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A
6.25%(b)(c)	01/15/24	648	644,009
Indymac Residential Trust, Series 06-B, Class 2A1
5.38%(c)	06/25/36	2,595	2,595,410
J.P. Morgan Mortgage Acquisition Corp., Series 05-OPT2, Class A2
5.40%(c)	12/25/35	1,527	1,527,587
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1
5.39%(c)	03/25/36	4,000	4,000,721
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1
5.39%(c)	12/25/35	4,056	4,056,195
MBNA Master Credit Card Trust, Series 01-B, Class A
5.58%(c)	08/15/13	8,400	8,475,692
The Money Store Small Business Administration Loan Trust, Series 98-1, Class A
5.93%(c)	07/15/24	809	794,608
Morgan Stanley Capital, Inc., Series 05-HE5, Class A2A
5.42%(c)	09/25/35	3,005	3,005,434
New Century Home Equity Loan Trust, Series 05-C, Class A2A
5.40%(c)	12/25/35	2,779	2,778,168
Nissan Auto Receivables Owner Trust, Series 05-B, Class A3
3.99%	07/15/09	11,016	10,941,616
Option One Mortgage Loan Trust, Series 05-4, Class A2
5.42%(c)	11/25/35	2,588	2,587,816
Ownit Mortgage Loan Certificates, Series 05-4, Class A2A1
5.44%(c)	08/25/36	4,725	4,725,497
PBG Equipment Trust, Series 00-1A, Class A
6.27%(b)	01/20/12	444	444,197
Peoples Choice Home Loan Securities Trust, Series 05-4, Class 1A1
5.44%(c)	12/25/35	263	263,396
PMC Capital LP, Series 98-1, Class A
7.25%(b)(c)	04/01/21	2,557	2,556,571
Residential Asset Mortgage Products, Inc., Series 05-EFC4, Class A1
5.43%(c)	01/25/26	3,598	3,597,952
Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A1
5.43%(c)	05/25/25	860	859,811
Securitized Asset Backed Receivables LLC, Series 06-FR3, Class A1
5.37%(c)	05/25/36	5,981	5,980,796
Specialty Underwriting & Residential Finance, Series 05-BC3, Class A2A
5.44%(c)	06/25/36	2,245	2,245,180
Structured Asset Investment Loan Trust, Series 05-10, Class A3
5.41%(c)	12/25/35	5,167	5,167,786
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2
5.39%(c)	03/25/36	4,074	4,072,034
SWB Loan-Backed Certificates, Series 98-1, Class AV
6.00%(b)(c)	09/15/24	2,516	2,514,272
USAA Auto Owner Trust, Series 05-1, Class A3
3.90%	07/15/09	4,534	4,507,096
USAA Auto Owner Trust, Series 05-2, Class A3
4.00%	12/15/09	14,777	14,671,895

TOTAL ASSET BACKED SECURITIES (Cost $281,465,413)			281,006,237

CORPORATE BONDS — 15.5%
Banks — 3.9%
Citigroup, Inc., Senior Unsecured Notes
3.50%(i)	02/01/08	5,200	5,128,880
J.P. Morgan Chase & Co., Senior Unsecured Notes
6.00%	08/01/08	3,180	3,209,078
J.P. Morgan Chase Capital XXI, Capital Securities
6.31%(c)(j)	02/02/37	5,140	5,198,899
U.S. Bank N.A., Subordinated Notes
6.50%	02/01/08	3,580	3,603,037
U.S. Central Credit Union, Unsecured Notes
2.75%	05/30/08	3,700	3,603,375
Wells Fargo & Co., Senior Unsecured Notes
5.45%(c)	09/15/09	22,515	22,553,748
Wells Fargo & Co., Unsecured Notes
3.50%	04/04/08	1,200	1,179,607

			44,476,624

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Computer Software & Services — 0.1%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	$1,700	$1,693,746

Electronics — 1.1%
TXU Energy Co. LLC, Unsecured Notes
5.35%(b)(c)	09/16/08	12,455	12,453,991

Finance — 5.8%
Federal Home Loan Mortgage Corp., Unsecured Notes
5.12%(i)(k)	04/08-10/08	12,000	12,025,668
General Electric Capital Corp., Notes
8.75%	05/21/07	5,320	5,342,466
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	7,700	7,660,468
4.12%	03/04/08	8,300	8,220,453
Goldman Sachs Group, Inc., Unsecured Notes
5.54%(c)	02/06/12	3,575	3,568,068
5.30%(j)	02/14/12	5,925	5,926,718
Household Finance Corp., Unsecured Notes
4.12%(j)	12/15/08	4,375	4,298,263
Lehman Brothers Holdings, Inc., Unsecured Notes
5.25%	02/06/12	8,050	8,042,618
Morgan Stanley, Senior Notes
5.61%(c)	01/09/12	1,850	1,849,748
5.62%	01/09/12	7,250	7,345,258
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	1,250	1,248,894

			65,528,622

Insurance — 0.2%
ASIF Global Financing, Unsecured Notes
3.90%(b)	10/22/08	2,540	2,491,735

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Senior Unsecured Notes
5.76%(c)	09/15/09	4,175	4,183,880

Real Estate — 0.4%
Avalonbay Communities, Inc., Senior Unsecured Notes (REIT)
8.25%	07/15/08	3,945	4,083,024

Retail Merchandising — 0.5%
Federated Department Stores, Inc., Senior Unsecured Notes
6.62%	09/01/08	800	812,366
May Department Stores Co., Unsecured Notes
3.95%	07/15/07	4,675	4,651,190

			5,463,556

Telecommunications — 1.2%
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	3,850	3,916,058
Verizon Global Funding Corp., Senior Unsecured Notes
6.12%	06/15/07	5,415	5,420,545
Vodafone Group Plc, Unsecured Notes
5.64%(c)	02/27/12	4,535	4,541,086

			13,877,689

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes
5.75%	10/15/07	2,025	2,028,203
Union Pacific Corp., Unsecured Notes
6.79%	11/09/07	1,775	1,787,033

			3,815,236

Yankee — 1.6%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(c)(l)	04/09/09	4,000	4,001,328
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(l)	01/15/08	9,315	9,178,228
Nationwide Building Society (United Kingdom), Senior Unsecured Notes
3.50%(b)(l)	07/31/07	1,975	1,962,792
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(l)	09/15/10	2,325	2,505,332

			17,647,680

TOTAL CORPORATE BONDS (Cost $176,357,235)			175,715,783

FOREIGN BONDS — 0.9%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(c)	08/08/11	442,000	3,751,108
Province of Manitoba (Canada), Senior Unsecured Notes (NZD)
6.38%	09/01/15	1,300	882,767
Province of Ontario (Canada), Unsecured Notes (NZD)
6.25%	06/16/15	4,540	3,035,881
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	367,300	3,108,516

TOTAL FOREIGN BONDS (Cost $10,907,471)			10,778,272

BANK LOANS — 0.4%
Time Warner Cable, Inc.
5.76% (Cost $4,996,875)	02/24/09	5,000	4,992,190

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

LOW DURATION BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR/SHARES (000)		VALUE
SHORT TERM INVESTMENTS — 0.1%
Federal Farm Credit Bank, Discount Notes
5.14%(m)	04/05/07	$1,100		$1,099,372
Galileo Money Market Fund, 5.02%		39		38,505

TOTAL SHORT TERM INVESTMENTS (Cost $1,137,877)				1,137,877

		NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $110, Expires 05/25/07 (Cost $23,733)		53		9,109

CALL SWAPTIONS PURCHASED — 0.1%
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16 (Cost $1,534,785)		3,290	(n)	965,678

PUT SWAPTIONS PURCHASED — 0.1%
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16 (Cost $1,534,785)		3,290	(n)	1,726,628

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 105.1% (Cost $1,199,001,975)				1,194,475,359

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 1.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42
7.43%	09/01/22	$5		5,132
Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A
5.60%(c)	11/15/25	942		942,303
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A
5.70%(c)	03/15/25	477		477,806
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2
4.24%(c)	08/25/34	9,865		9,817,545

TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $11,051,195)				11,242,786

		NUMBER OF SHARES
AFFILIATED INVESTMENTS—SHORT TERM — 0.5%
Institutional Money Market Trust, 4.80%(o) (Cost $5,871,000)		5,871,000		5,871,000

TOTAL INVESTMENTS IN SECURITIES — 106.6% (Cost $1,215,924,170(a))				1,211,589,145

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Deutsche Bank, Strike Rate 5.480%, Expires 10/26/09 (Premiums received $930,000)		(2,480	)(n)	(881,887)

PUT SWAPTIONS WRITTEN — (0.1)%
Deutsche Bank, Strike Rate 3.250%, Expires 06/19/08		(1,990	)(n)	$(960,086)
Deutsche Bank, Strike Rate 5.480%, Expires 10/26/09		(2,480	)(n)	(719,944)
Deutsche Bank, Strike Rate 5.765%, Expires 06/19/08		(1,990	)(n)	(167,142)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $ 2,223,500)				(1,847,172)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.5)%				(5,871,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.9)%				(66,843,373)

NET ASSETS — 100.0%				$1,136,145,713

(a)	Cost for federal income tax purposes is $1,215,972,370. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,791,186
Gross unrealized depreciation	(8,174,411)

$(4,383,225)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 7.9% of its net assets, with a current market value of $89,974,869, in securities restricted as to resale.
(c)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(d)	Security, or a portion thereof, subject to financing transactions.
(e)	Par held at March 31, 2007 is less than $500.
(f)	Rates shown are the effective yields as of March 31, 2007.
(g)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $11,466,554 which represents 1.0% of net assets.
(h)	Security is illiquid. As of March 31, 2007, the Portfolio held 1.0% of its net assets, with a current market value of $11,466,554 in these securities.
(i)	Security, or a portion thereof, pledged as collateral with a value of $6,232,506 on 477 short U.S. Treasury Note futures contracts, 1,655 long U.S. Treasury Note futures contracts, 25 short U.S. Treasury Bond futures contracts and 106 long Euro-Bund futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $409,021,395, with an unrealized loss of $530,807 (including commissions of $3,574).
(j)	Total or partial security on loan.
(k)	Security, or a portion thereof, with a market value of $1,404,616, has been pledged as collateral for swap and swaption contracts.
(l)	U.S. dollar denominated security issued by foreign domiciled entity.
(m)	The rate shown is the effective yield at the time of purchase.
(n)	Each swaption contract is equivalent to $10,000 notional amount.
(o)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 16.1%
Federal Home Loan Bank, Unsecured Bonds
3.60%	10/19/07	$11,170	$11,072,028
2.75%	01/09/08	4,410	4,330,871
3.01%	04/02/08	10,000	9,803,340
3.00%	06/25/08	4,015	3,920,828
2.90%	07/15/08	2,000	1,948,990
3.25%	07/30/08	17,955	17,564,802
3.35%	01/23/09	2,000	1,947,086
4.00%	02/19/09	1,200	1,180,055
Federal Home Loan Mortgage Corp., Unsecured Notes
3.50%	05/08-05/08	17,305	17,022,506
3.06%	07/15/08	3,155	3,081,280
Housing and Urban Development, Section 108 Government Guaranteed Participation Certificates, Series 03-A
4.44%	08/01/11	2,099	2,065,349
Small Business Administration Participation Certificates, Series 96-20H, Class 1
7.25%	08/01/16	1,152	1,200,626
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	1,043	1,084,075
Small Business Administration Participation Certificates, Series 98-20J, Class 1
5.50%	10/01/18	1,932	1,955,020
U.S. Treasury Inflation Protected Bonds
2.00%	01/15/26	3,280	3,179,129
2.38%	01/15/27	785	794,422

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $82,179,996)			82,150,407

MORTGAGE PASS-THROUGHS — 45.2%
Federal Home Loan Mortgage Corp. ARM
3.52%(b)	07/01/34	2,241	2,246,164
3.72%(b)	07/01/34	1,848	1,794,854
5.02%(b)	08/01/34	4,641	4,627,524
4.39%(b)	11/01/34	2,394	2,369,051
4.36%(b)	03/01/35	7,534	7,451,655
4.76%(b)	03/01/35	8,303	8,266,346
4.75%(b)	04/01/35	9,140	9,130,434
4.77%(b)	09/01/35	9,436	9,397,976
5.54%(b)	04/01/36	3,899	3,900,686
6.00%(b)	10/01/36	3,749	3,798,179
5.95%(b)	12/01/36	5,290	5,352,941
6.04%(b)	12/01/36	33	33,006
Federal Home Loan Mortgage Corp. Gold
9.00%	12/01/09	176	178,850
5.00%	10/20-03/21	28,739	28,353,936
6.00%	12/01/36	9,707	9,784,974
Federal National Mortgage Assoc.
8.00%	04/08-06/08	162	163,294
6.50%	05/08-12/29	8,725	8,934,621
8.50%	02/09-08/09	239	242,737
9.00%	05/09-04/16	257	262,842
5.06%	02/01/11	6,075	6,082,322
5.01%	01/25/12	10,994	10,780,877
5.24%	04/01/12	4,500	4,537,418
6.00%	04/16-10/36	13,155	13,252,841
7.00%	01/17-04/32	1,120	1,159,054
5.00%	06/18-06/23	1,779	1,740,950
4.50%	10/01/18	16	15,447
5.50%	01/24-06/36	1,075	1,069,320
Federal National Mortgage Assoc. ARM
4.79%(b)	03/01/33	3,477	3,466,596
4.27%(b)	05/01/33	2,419	2,370,212
4.00%(b)	09/33-04/34	3,623	3,539,721
5.38%(b)	10/01/33	3,111	3,173,784
3.88%(b)	05/01/34	1,854	1,820,905
3.56%(b)	06/01/34	1,153	1,161,298
4.38%(b)	06/01/34	5,369	5,336,671
3.74%(b)	07/01/34	2,059	2,006,643
4.48%(b)	07/01/34	6,515	6,494,814
4.82%(b)	08/01/34	2,484	2,461,475
4.64%(b)	02/01/35	10,532	10,461,173
4.59%(b)	03/01/35	5,134	5,092,583
4.94%(b)	07/01/35	12,621	12,583,064
5.00%(b)	07/01/35	3,145	3,122,195
5.40%(b)	07/01/35	5,301	5,272,510
Government National Mortgage Assoc. I
6.00%	02/15/11	191	191,674
Government National Mortgage Assoc. II ARM
3.75%(b)	06/20/34	2,386	2,371,896
3.50%(b)	07/20/34	4,591	4,485,911
4.50%(b)	02/20/35	3,310	3,298,641
5.00%(b)	05/20/35	7,417	7,385,250

TOTAL MORTGAGE PASS-THROUGHS (Cost $231,480,934)			231,025,315

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.5%
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(b)	11/25/34	1,274	1,276,854
Deutsche Mortgage Securities, Inc., Series 04-4, Class 3AR1
3.64%(b)	06/25/34	879	881,415
Federal Home Loan Mortgage Corp., Series 1361, Class I
6.00%	09/15/07	14	14,015
Federal Home Loan Mortgage Corp., Series 06-3110, Class HA
5.50%	01/15/27	5,099	5,113,825
Federal Home Loan Mortgage Corp., Series 2668, Class AD
4.00%	01/15/15	2,217	2,178,312
Federal Home Loan Mortgage Corp., Series 2718, Class MR
4.00%	08/15/13	1,294	1,278,633
Federal Home Loan Mortgage Corp., Series 2931, Class DE
4.00%	02/15/20	10,000	9,111,355
Federal Home Loan Mortgage Corp., Series 3131, Class MA
5.50%	11/15/27	2,676	2,684,922

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp., Series 3143, Class NA
5.50%	07/15/26	$4,499	$4,513,451
Federal Home Loan Mortgage Corp., Series 3162, Class 0A
6.00%	10/15/26	4,391	4,437,293
Federal National Mortgage Assoc., Series 01-T2, Class B
6.02%	11/25/10	3,600	3,726,499
Federal National Mortgage Assoc., Series 04-W10, Class A1
5.75%	08/25/34	509	506,839
Federal National Mortgage Assoc., Series 05-109, Class PV
6.00%	10/25/32	3,997	4,074,138
Federal National Mortgage Assoc., Series 05-29, Class JB
4.50%	04/25/35	8,849	8,691,177
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	2,402	2,402,060
Federal National Mortgage Assoc., Series 05-68, Class PC
5.50%	07/25/35	4,855	4,882,006
Federal National Mortgage Assoc., Series 05-70, Class KB
5.50%	05/25/35	4,718	4,752,548
Federal National Mortgage Assoc., Series 05-83, Class LA
5.50%	10/25/35	4,295	4,328,209
Federal National Mortgage Assoc., Series 05-84, Class MB
5.75%	10/25/35	11,575	11,751,955
Federal National Mortgage Assoc., Series 06-39, Class G1
5.50%	11/25/25	4,296	4,294,977
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(c)	11/01/35	6,074	1,358,034
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
3.72%(b)	08/25/34	2,058	2,074,019
Mortgage IT Trust, Series 04-1, Class A1
5.71%(b)	11/25/34	1,710	1,720,281
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.62%(b)	09/25/34	360	360,516
Summit Mortgage Trust, Series 00-1, Class B1
6.15%(b)(d)(e)	12/28/12	18	17,813
Washington Mutual Mortgage Securities Corp., Series 03-AR4, Class A6
3.42%(b)	05/25/33	3,301	3,245,935

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $90,080,229)			89,677,081

COMMERCIAL MORTGAGE BACKED SECURITIES — 10.2%
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4
6.19%	06/11/35	3,380	3,521,771
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1
5.92%	10/15/36	$1,627	$1,649,989
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR4, Class A1
4.36%	06/11/41	1,684	1,660,837
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	3,895	4,073,433
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	08/15/12	3,905	3,901,359
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	479	443,956
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%	10/15/32	3,640	3,848,750
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2
6.64%	04/15/09	5,386	5,501,182
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	3,540	3,703,992
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.37%(c)	07/15/27	6,480	159,881
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	1,167	1,209,794
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	3,580	3,675,286
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3
6.26%	03/15/33	1,635	1,687,130
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	12/15/19	1,439	1,446,089
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A3
5.64%	04/15/11	2,194	2,215,358
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A2
3.25%	03/15/29	2,100	2,031,552
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A1
3.82%	06/15/29	1,422	1,400,883

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

41

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(b)	07/15/25	$717		$712,690
Morgan Stanley Dean Witter Capital Investments, Series 02-TOP7, Class A1
5.38%	01/15/39	2,408		2,418,338
Structured Asset Receivables Trust, Series 03-2
5.72%(b)(d)(e)(f)	01/21/09	1,853		1,852,463
Wachovia Bank Commercial Mortgage Trust, Series 03-C5, Class A1
2.99%	06/15/35	2,082		1,974,908
Wachovia Bank Commercial Mortgage Trust, Series 04-C12, Class A1
3.40%	07/15/41	1,529		1,495,981
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(c)(d)	05/25/36	35,092		1,714,323

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $53,572,250)				52,299,945

PROJECT LOANS — 0.1%
Federal Housing Authority, USGI Project, Series 56
7.46% (Cost $531,685)	01/01/23	519		526,280

ASSET BACKED SECURITIES — 2.3%
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.41%(b)	01/25/30	2,109		2,108,614
Green Tree Financial Corp., Series 97-5, Class A7
7.13%	05/15/29	1,538		1,595,828
IndyMac Residential Trust, Series 06-E, Class 2A1
5.38%(b)	04/25/37	3,879		3,876,692
Master Securities Trust, Series 05-HE2, Class A2
5.43%(b)	10/25/35	1,045		1,045,616
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1
5.44%(b)	11/25/35	2,586		2,586,755
SWB Loan-Backed Certificates, Series 99-1, Class A
7.38%(d)	05/15/25	553		555,800

TOTAL ASSET BACKED SECURITIES (Cost $11,721,949)				11,769,305

CORPORATE BONDS — 2.7%
Finance — 1.7%
General Electric Capital Corp., Unsecured Notes
4.88%(g)	10/21/10	1,990		1,979,557
5.00%	11/15/11	1,390		1,385,901
Private Export Funding Corp., Senior Unsecured Notes
3.38%	02/15/09	5,250		5,113,043

				8,478,501

Oil & Gas — 0.4%
ENSCO Offshore Co. Bonds
6.36%	12/01/15	2,085		2,179,840

Yankee — 0.6%
International Bank for Reconstruction & Development (Multiple Countries), Unsecured Notes
1.00%(h)	02/05/15	4,100		3,007,583

TOTAL CORPORATE BONDS (Cost $13,858,990)				13,665,924

TAXABLE MUNICIPAL BONDS — 0.6%
Stanislaus County California Taxable Pension Obligation Refunding Revenue Bonds, Series 95
7.15% (Cost $2,895,000)	08/15/13	2,895		3,082,393

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 5.6%
Federal Home Loan Bank, Discount Notes
5.13%(i)	04/04/07	10,000		9,995,725
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(i)	04/02/07	10,000		9,998,639
Galileo Money Market Fund, 5.02%		8,456		8,455,760

TOTAL SHORT TERM INVESTMENTS (Cost $28,450,124)				28,450,124

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		730	(j)	374,364
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		910	(j)	321,503

TOTAL CALL SWAPTIONS PURCHASED (Cost $809,553)				695,867

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $36,105)		82		2,563

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		730	(j)	436,658
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		860	(j)	13,722
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		910	(j)	407,680

TOTAL PUT SWAPTIONS PURCHASED (Cost $892,861)				858,060

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

				VALUE
TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 100.5% (Cost $ 516,509,676)				$514,203,264

	MATURITY	PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.2%
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1
7.43% (Cost $425,170)	06/01/22	$418		423,253

TOTAL INVESTMENTS IN SECURITIES — 100.7% (Cost $516,934,846(a))				514,626,517

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(970	)(j)	(184,480)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,100	)(j)	(403,279)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(390	)(j)	(171,573)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(910	)(j)	(156,520)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $1,228,812)				(915,852)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(970	)(j)	(184,480)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,100	)(j)	(309,230)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(390	)(j)	(93,647)

Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(910	)(j)	(227,318)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $1,228,812)				(814,675)

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%				(1,502,487)

NET ASSETS — 100.0%				$511,393,503

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,921,765
Gross unrealized depreciation	(1,613,436)

$2,308,329

(b)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(c)	Rates shown are the effective yields as of March 31, 2007.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 0.8% of its net assets, with a current market value of $4,140,399, in securities restricted as to resale.
(e)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $1,870,276 which represents 0.4% of net assets.
(f)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.4% of its net assets, with a current market value of $1,852,463 in these securities.
(g)	Security, or a portion thereof, pledged as collateral with a value of $1,979,557 on 1,265 long U.S. Treasury Note futures contracts and 161 short U.S. Treasury Bond futures contracts expiring June 2007 and 239 short Euro-dollar futures contracts expiring December 2007. The value of such contracts on March 31, 2007 was $210,935,220, with an unrealized gain of $318,886 (including commissions of $4,137).
(h)	U.S. dollar denominated security issued by foreign domiciled entity.
(i)	The rate shown is the effective yield at the time of purchase.
(j)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

43

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.3%
Federal National Mortgage Assoc., Subordinated Notes
5.25%(b)	08/01/12	$130	$131,494
5.12%(b)	01/02/14	150	150,196
Small Business Administration Participation Certificates, Series 96-20E, Class 1
7.60%	05/01/16	141	147,745
Small Business Administration Participation Certificates, Series 03-P10A, Class 1
4.52%	02/10/13	102	99,382
U.S. Treasury Inflation Protected Bonds
2.00%(b)	01/15/26	140	135,694
2.38%(b)	01/15/27	40	40,480
U.S. Treasury Notes
4.62%(c)	02/29/12	200	200,742

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $896,550)			905,733

MORTGAGE PASS-THROUGHS — 42.6%
Federal Home Loan Mortgage Corp. ARM
3.99%(d)	03/01/34	98	96,248
3.32%(d)	07/01/34	179	180,289
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	04/01/37	800	791,375
Federal National Mortgage Assoc. 15 Year TBA
5.50%	04/01/22	600	601,313
6.00%	04/01/22	800	813,000
Federal National Mortgage Assoc. 30 Year TBA
5.00%	04/01/37	400	386,375
6.00%	04/01/37	600	604,313
6.50%	04/01/37	900	917,719
Federal National Mortgage Assoc. ARM
4.00%(d)	04/01/34	287	282,277

TOTAL MORTGAGE PASS-THROUGHS (Cost $4,683,117)			4,672,909

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.3%
Bear Stearns Mortgage Trust, Series 04-13, Class A1
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.3%
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(d)	11/25/34	108	108,631
Countrywide Home Loans, Series 04-29, Class 1A1
5.59%(d)	02/25/35	34	33,777
Federal Home Loan Mortgage Corp., Series 2927, Class BA
5.50%	10/15/33	98	98,503
Federal Home Loan Mortgage Corp., Series 2979, Class BC
5.00%	04/15/20	190	185,541
Federal Home Loan Mortgage Corp., Series 2996, Class MK
5.50%	06/15/35	87	87,742
Federal National Mortgage Assoc., Series 04-36, Class BS
5.50%	11/25/30	115	114,978
Federal National Mortgage Assoc., Series 05-48, Class AR
5.50%	02/25/35	95	95,344
Federal National Mortgage Assoc., Series 05-70, Class GA
5.50%	12/25/34	108	108,698
Federal National Mortgage Assoc., Series 346, Class 2 (IO)
5.50%(e)	12/01/33	251	56,885
Federal National Mortgage Assoc., Series 363, Class 2 (IO)
5.50%(e)	11/01/35	261	60,136
Federal National Mortgage Assoc., Series 367, Class 2 (IO)
5.50%(e)	01/25/36	270	63,233
Federal National Mortgage Assoc., Series 379, Class 5 (IO)
5.00%(e)	05/25/36	364	87,213
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class A2
7.39%	12/15/31	90	93,964
Morgan Stanley Capital, Inc., Series 97-HF1, Class X (IO)
1.95%(e)(f)	07/15/29	39	87
Mortgage IT Trust, Series 04-1, Class A1
5.71%(d)	11/25/34	178	178,730
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.62%(d)	09/25/34	30	30,466
Wells Fargo Mortgage Backed Securities Trust, Series 04-5, Class A1
4.52%(d)	06/25/34	164	160,733

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,581,436)			1,564,661

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.9%
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3
5.12%	07/11/43	80	79,836
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO)
1.30%(e)	04/19/15	486	12,103
Chase Commercial Mortgage Securities Corp., Series 00-1, Class A2
7.76%	04/15/32	93	97,833
Countrywide Alternative Loan Trust, Series 06-0C8, Class 2A1A
5.41%(d)	11/25/36	95	94,883
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO)
1.55%(e)(f)	06/20/29	775	31,984
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO)
0.98%(e)	01/17/35	530	3,758

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 00-C1, Class A1
7.32%	04/15/42	$76	$76,993
Credit Suisse First Boston Mortgage Securities Corp., Series 02, Class A3
5.60%	07/15/35	190	193,701
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5
3.94%	05/15/38	200	186,977
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 98-CF1, Class A1B
6.41%	02/18/31	159	159,237
General Electric Capital Commercial Mortgage Corp., Series 05-C1, Class A3
4.58%	06/10/48	130	127,052
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.37%(e)	07/15/27	1,066	26,289
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.28%(d)	05/10/40	100	101,426
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%(d)	11/25/33	272	270,188
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C1, Class A3
4.54%	02/15/30	150	146,284
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO)
2.14%(e)	02/25/28	294	9,572
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5
5.78%(d)	05/15/43	50	51,606
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(f)		95	94,028
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)	05/25/36
2.11%(e)(f)	05/25/36	1,863	90,990

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,897,896)			1,854,740

CERTIFICATES OF DEPOSIT — 3.8%
Barclays Bank Plc (United Kingdom)
5.35%(d) (Cost $410,000)	03/13/09	410	410,254

ASSET BACKED SECURITIES — 17.3%
Accredited Mortgage Loan Trust, Series 07-1, Class A1
5.37%(d)	02/25/37	143	142,614
BCAP LLC Trust, Series 07-AA1, Class 1A1
5.42%(d)	02/25/47	121	120,689
Bear Stearns, Inc., Series 07-HE1, Class 21A1
5.38%(d)	01/25/37	98	97,949
Capital Auto Receivables Asset Trust, Series 04-2, Class A4
3.75%	07/15/09	225	221,738
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(f)	01/20/09	375	375,137
Carrington Mortgage Loan Trust, Series 07-RFC1, Class A1
5.37%(d)	12/25/36	119	118,592
Countrywide Certificates, Series 05-IM3, Class A1
5.44%(d)	04/25/28	60	60,143
Countrywide Certificates, Series 06-IM1, Class A1
5.41%(d)	09/25/28	42	42,421
DaimlerChrysler Auto Trust, Series 05-B, Class A3
4.04%	09/08/09	152	151,621
Honda Auto Receivables Owner Trust, Series 05-4, Class A3
4.46%	05/21/09	212	211,105
IXIS Real Estate Capital Trust, Series 07-HE1, Class A1
5.38%	05/25/37	118	117,698
Morgan Stanley Capital, Inc., Series 07-NC1, Class A2A
5.37%(d)	11/25/36	92	92,382
Nationstar Home Equity Loan Trust, Series 06-B, Class AV1
5.41%(d)	09/25/36	69	69,180
Nissan Auto Receivables Owner Trust, Series 05-C, Class A3
4.19%	07/15/09	6	5,782
Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A1
5.39%(d)	02/25/37	74	74,013

TOTAL ASSET BACKED SECURITIES (Cost $1,905,402)			1,901,064

CORPORATE BONDS — 23.6%
Banks — 5.7%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	5	5,291
Bank of America Corp., Unsecured Notes
5.36%(b)(d)	03/24/09	250	250,466
Citigroup, Inc., Unsecured Notes
4.12%(b)	02/22/10	260	254,398
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(d)(g)		10	11,053
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	100	98,884

			620,092

Broadcasting — 1.1%
Charter Communications Holdings II LLC, Unsecured Notes
10.25%	09/15/10	45	47,475
Cox Communications, Inc., Senior Unsecured Notes
7.12%	10/01/12	25	26,952

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

45

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Broadcasting (Continued)
News America Holdings, Inc., Secured Notes
8.50%	02/23/25	$25	$30,046
News America Holdings, Inc., Senior Debentures
9.50%	07/15/24	15	19,014

			123,487

Chemicals — 0.4%
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	10	10,475
8.25%	09/15/16	20	21,400
Momentive Performance Materials, Inc., Senior Unsecured Notes
10.12%(f)	12/01/14	15	15,600

			47,475

Energy & Utilities — 0.2%
Midwest Generation LLC, Pass-Through Certificates
8.56%	01/02/16	13	13,696
Midwest Generation LLC, Senior Secured Notes
8.75%	05/01/34	10	10,850

			24,546

Entertainment & Leisure — 1.2%
Comcast Cable Communications, Inc., Senior Unsecured Notes
6.75%	01/30/11	35	36,856
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	5	5,599
Comcast Corp., Unsecured Notes
5.90%	03/15/16	50	50,867
Seneca Gaming Corp., Senior Unsecured Notes
7.25%	05/01/12	15	15,094
Time Warner Cos., Inc., Senior Unsecured Notes
6.75%	04/15/11	10	10,539
Turner Broadcasting Corp., Senior Notes
8.38%	07/01/13	15	17,089

			136,044

Finance — 5.0%
The Bear Stearns Cos., Inc., Unsecured Notes
3.25%	03/25/09	50	48,264
Ford Motor Credit Co., Senior Notes
5.80%	01/12/09	40	39,238
General Electric Capital Corp., Unsecured Notes
5.00%	11/15/11	65	64,808
Household Finance Corp., Senior Notes
6.45%	02/01/09	20	20,404
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
5.75%	07/18/11	65	66,335
Morgan Stanley, Senior Notes
5.61%(d)	01/09/12	265	264,964
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	50	49,956

			553,969

Industrial — 0.2%
Osprey Trust/Osprey, Inc., Senior Secured Notes
7.80%(d)(f)(h)(i)	01/15/03	50	21,750

Manufacturing — 0.2%
Briggs & Stratton Corp., Senior Unsecured Notes
8.88%	03/15/11	20	21,825

Medical & Medical Services — 1.2%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes
6.12%	12/15/14	10	9,700
UnitedHealth Group, Inc., Unsecured Notes
5.25%	03/15/11	75	75,291
WellPoint, Inc., Unsecured Notes
5.00%	01/15/11	50	49,748

			134,739

Motor Vehicles — 0.2%
Arvinmeritor, Inc., Senior Notes
6.80%	02/15/09	2	2,010
DaimlerChrysler N.A. Holding Corp., Notes
4.75%	01/15/08	25	24,882

			26,892

Oil & Gas — 1.8%
Anadarko Petroleum Corp., Senior Unsecured Notes
5.95%	09/15/16	50	50,105
Colorado Interstate Gas Co., Senior Unsecured Notes
6.80%	11/15/15	5	5,317
Halliburton Co., Senior Unsecured Notes
5.50%	10/15/10	25	25,270
KCS Energy, Inc., Senior Unsecured Notes
7.12%	04/01/12	5	4,950
Northwest Pipeline Corp., Senior Unsecured Notes
8.12%	03/01/10	15	15,609
Oneok, Inc., Senior Unsecured Notes
5.51%	02/16/08	75	75,120
Transcontinental Gas Pipeline Corp., Senior Notes
8.88%	07/15/12	5	5,688
The Williams Cos., Inc., Senior Unsecured Notes
7.12%	09/01/11	10	10,475

			192,534

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Real Estate — 0.0%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	$5	$5,088

Retail Merchandising — 0.2%
Federated Department Stores, Inc., Senior Unsecured Notes
6.30%	04/01/09	10	10,202
May Department Stores Co., Debentures
7.45%	10/15/16	10	10,770

			20,972

Semiconductors & Related Devices — 0.4%
Freescale Semiconductor, Inc., Senior Unsecured Notes
9.12%(f)	12/15/14	35	34,738
9.23%(d)(f)	12/15/14	5	4,987

			39,725

Telecommunications — 1.1%
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%	07/15/13	15	15,562
PanAmSat Corp., Senior Unsecured Notes
9.00%(f)	06/15/16	5	5,506
Qwest Corp., Unsecured Notes
8.60%(d)	06/15/13	15	16,350
Verizon Maryland, Inc., Senior Debentures
6.12%	03/01/12	30	30,992
Windstream Corp., Senior Unsecured Notes
8.12%	08/01/13	20	21,650
8.62%(f)	08/01/16	25	27,344

			117,404

Transportation — 0.6%
Overseas Shipholding Group, Inc., Senior Unsecured Notes
7.50%	02/15/24	10	10,150
Union Pacific Corp., Senior Notes
6.62%	02/01/08	50	50,512

			60,662

Yankee — 4.1%
EnCana Corp. (Canada)
6.30%(j)	11/01/11	25	25,937
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes
5.80%(j)	05/01/14	10	10,197
Intelsat Ltd. (Bermuda), Senior Unsecured Notes
9.25%(f)(j)	06/15/16	10	11,075
Ispat Inland ULC (Canada), Senior Secured Notes
9.75%(j)	04/01/14	22	24,280
MassMutual Global Funding II (Cayman Islands), Senior Secured Notes
2.55%(f)(j)	07/15/08	35	33,707
Rogers Wireless, Inc. (Canada), Senior Secured Notes
7.50%(j)	03/15/15	25	27,094
Scottish Power Plc (United Kingdom), Unsecured Notes
4.91%(j)	03/15/10	25	24,807
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
5.25%(j)	11/15/13	25	24,239
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(j)	09/15/10	10	10,776
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.38%(j)	10/15/11	15	15,851
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%(j)	02/15/10	135	144,097
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%(f)(j)	12/01/15	15	17,175
Xstrata Finance Ltd. (Canada), Unsecured Notes
5.80%(f)(j)	11/15/16	75	75,324

			444,559

TOTAL CORPORATE BONDS (Cost $2,581,781)			2,591,763

FOREIGN BONDS — 1.1%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(d)	08/08/11	5,000	42,433
Province of Manitoba (Canada), Senior Unsecured Notes (NZD)
6.38%	09/01/15	30	20,372
Province of Ontario (Canada), Unsecured Notes (NZD)
6.25%	06/16/15	50	33,435
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	3,200	27,082

TOTAL FOREIGN BONDS (Cost $124,894)			123,322

TAXABLE MUNICIPAL BONDS — 1.9%
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B
3.60%	10/15/08	35	34,274
Port Authority of New York & New Jersey Revenue Notes, Series 04, Class XX
3.30%	09/15/07	125	123,873
Wisconsin General Revenue Bonds, Series 03, Class A
4.80%	05/01/13	50	49,324

TOTAL TAXABLE MUNICIPAL BONDS (Cost $210,171)			207,471

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

47

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR/SHARES (000)		VALUE
SHORT TERM INVESTMENTS — 9.9%
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(k)	04/02/07	$500		$499,932
Galileo Money Market Fund, 5.02%		590		590,304

TOTAL SHORT TERM INVESTMENTS (Cost $1,090,236)				1,090,236

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.3%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		40	(l)	20,513
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		20	(l)	7,066

TOTAL CALL SWAPTIONS PURCHASED (Cost $32,384)				27,579

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $2,202)		5		156

PUT SWAPTIONS PURCHASED — 0.3%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		40	(l)	23,927
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		20	(l)	319
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		20	(l)	8,960

TOTAL PUT SWAPTIONS PURCHASED (Cost $34,321)				33,206

TOTAL INVESTMENTS IN SECURITIES — 140.3% (Cost $15,450,390(a))				15,383,094

		PAR (000)
MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (7.3)%
Federal Home Loan Mortgage Corp. Gold 30 Year
5.50%	04/01/37	$(400)		(395,750)
Federal National Mortgage Assoc. 30 Year
6.00%	04/01/37	(400)		(402,875)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $800,250)				(798,625)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.5)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(30	)(l)	(5,706)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(80	)(l)	(29,329)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(40	)(l)	(17,597)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(20	)(l)	(3,440)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $67,875)				(56,072)

PUT SWAPTIONS WRITTEN — (0.4)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(30	)(l)	(5,706)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(80	)(l)	(22,489)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(40	)(l)	(9,605)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(20	)(l)	(4,996)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $67,875)				(42,796)

LIABILITIES IN EXCESS OF OTHER ASSETS — (32.1)%				(3,517,940)

NET ASSETS — 100.0%				$10,967,661

(a)	Cost for federal income tax purposes is $15,451,178. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$54,465
Gross unrealized depreciation	(122,549)

$(68,084)

(b)	Security, or a portion thereof, pledged as collateral with a value of $790,611 on 36 short U.S. Treasury Note futures contracts, 25 long U.S. Treasury Note futures contracts, 9 short Euro-dollar futures contracts and 1 long Euro-Bund futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $9,688,170, with an unrealized gain of $490 (including commissions of $164).
(c)	Security, or a portion thereof, subject to financing transactions.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Rates shown are the effective yields as of March 31, 2007.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 7.7% of its net assets, with a current market value of $839,432, in securities restricted as to resale.
(g)	The security is a perpetual bond and has no stated maturity date.
(h)	Security in default.
(i)	As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	The rate shown is the effective yield at the time of purchase.
(l)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.1%
Federal Home Loan Bank, Unsecured Bonds
4.12%	02/15/08	$4,500	$4,460,940
Federal Home Loan Mortgage Corp., Unsecured Notes
3.00%	04/19/07	7,820	7,811,484
3.75%(b)	02/27/09	10,025	9,820,560
Federal National Mortgage Assoc., Subordinated Notes
5.25%(b)	08/01/12	3,070	3,105,271
4.62%	05/01/13	1,960	1,921,435
Federal National Mortgage Assoc., Unsecured Notes
3.00%	04/19/07	5,600	5,593,902
4.15%	07/13/07	12,015	11,977,201
3.55%	11/16/07	8,985	8,894,108
3.25%	05/16/08	8,594	8,430,293
Small Business Administration Participation Certificates, Series 92-20H, Class 1
7.40%	08/01/12	427	441,801
Small Business Administration Participation Certificates, Series 96-20H, Class 1
7.25%	08/01/16	1,314	1,369,135
Small Business Administration Participation Certificates, Series 97-P10D, Class 1
6.51%	11/10/07	93	93,518
Small Business Administration Participation Certificates, Series 01-P10B, Class 1
6.34%(c)	08/01/11	1,147	1,186,142
U.S. Treasury Inflation Protected Bonds
2.00%(b)	01/15/26	5,690	5,515,014
2.38%	01/15/27	3,175	3,213,109
U.S. Treasury Notes
4.62%(d)	02/15/17	8,475	8,457,787

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $82,555,789)			82,291,700

MORTGAGE PASS-THROUGHS — 6.1%
Federal Home Loan Mortgage Corp. ARM
4.97%(c)	10/01/35	11,702	11,686,041
6.00%(c)	10/01/36	7,498	7,596,357
Federal National Mortgage Assoc.
8.50%	08/01/09	65	65,739
6.00%	05/16-10/36	23,041	23,216,989
5.50%	01/01/20	344	345,274
Federal National Mortgage Assoc. ARM
4.00%(c)	04/01/34	4,651	4,567,751
4.78%(c)	01/01/35	4,016	3,986,933
4.82%(c)	09/01/35	4,004	3,989,718

TOTAL MORTGAGE PASS-THROUGHS (Cost $55,453,783)			55,454,802

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.9%
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1
5.67%(c)	01/25/35	583	583,658
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(c)	11/25/34	3,824	3,832,344
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
3.73%	10/25/34	4,568	4,597,382
Countrywide Home Loans, Series 04-29, Class 1A1
5.59%(c)	02/25/35	1,391	1,393,279
Federal Home Loan Mortgage Corp., Series 1361, Class I
6.00%	09/15/07	26	26,028
Federal Home Loan Mortgage Corp., Series 2626, Class NA
5.00%	06/15/23	8,050	8,021,733
Federal Home Loan Mortgage Corp., Series 3131, Class MA
5.50%	11/15/27	4,057	4,070,969
Federal Home Loan Mortgage Corp., Series 3200, Class AD
5.50%	05/15/29	17,301	17,336,797
Federal National Mortgage Assoc., Series 89-16, Class B (PO)
10.61%(e)	03/25/19	83	72,875
Federal National Mortgage Assoc., Series 05-109, Class PV
6.00%	10/25/32	9,645	9,832,020
Federal National Mortgage Assoc., Series 05-29, Class AT
4.50%	04/25/35	3,849	3,790,659
Federal National Mortgage Assoc., Series 05-29, Class WB
4.75%	04/25/35	5,680	5,603,201
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	3,173	3,173,478
Federal National Mortgage Assoc., Series 05-62, Class CQ
4.75%	07/25/35	6,561	6,459,246
Federal National Mortgage Assoc., Series 05-83, Class LA
5.50%	10/25/35	8,985	9,055,179
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(f)	11/01/35	10,471	2,341,250
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3
6.42%	06/15/11	7,025	7,328,800
GSAA Home Equity Trust, Series 04-8, Class A3A
5.69%(c)	09/25/34	551	552,561
Mortgage IT Trust, Series 04-1, Class A1
5.71%(c)	11/25/34	5,407	5,437,874
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.38%(c)	07/25/36	4,989	4,986,291
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.62%(c)	09/25/34	1,362	1,363,993
Structured Mortgage Loan Trust, Series 04-6, Class 4A1
4.84%(c)	06/25/34	8,112	8,058,591

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

49

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Summit Mortgage Trust, Series 00-1, Class B1
6.15%(c)(g)(h)	12/28/12	$30	$29,644
Wells Fargo Mortgage Backed Securities Trust, Series 04-5, Class A1
4.52%(c)	06/25/34	9,122	8,929,604

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $116,858,595)			116,877,456

COMMERCIAL MORTGAGE BACKED SECURITIES — 11.5%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	4,675	4,861,238
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2
7.32%	10/15/32	2,005	2,120,344
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	2,254	2,260,058
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	08/15/12	5,900	5,894,499
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	6,185	6,099,806
Deutsche Alt-A Securities, Inc., Series 06-AR3, Class A3
5.41%(c)	08/25/36	8,667	8,660,437
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 99-CG2, Class A1B
7.30%	06/10/09	5,848	6,066,151
Federal Home Loan Mortgage Corp., Series 2643, Class LC
4.50%	07/15/18	3,630	3,464,959
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	1,346	1,246,855
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class C
7.79%(g)	12/15/31	5,690	6,045,491
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%(c)	10/15/32	4,430	4,684,055
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	4,850	5,074,678
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97
7.43%(i)	02/21/21	48	49,020
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.37%(f)	07/15/27	9,701	239,326
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	3,610	3,741,332
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	08/16/33	4,381	4,631,702
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%	11/15/10	6,040	6,375,119
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.28%(c)	05/10/40	5,830	5,913,167
J.P. Morgan Commercial Mortgage Finance Corp., Series 97-C5, Class E
7.61%	09/15/29	4,896	5,340,611
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%(c)	11/25/33	7,659	7,613,195
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A1
7.10%	10/15/32	96	96,063
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	12/15/19	3,077	3,092,819
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(c)	07/15/25	1,382	1,372,588
Nationslink Funding Corp., Series 99-SL, Class A6
6.61%	11/10/30	26	25,596
Structured Asset Receivables Trust, Series 03-2
5.72%(c)(g)(h)(i)	01/21/09	3,841	3,839,380
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(g)	05/25/36	2,599	2,567,245
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(f)(g)	05/25/36	53,108	2,594,433

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $105,128,470)			103,970,167

PROJECT LOANS — 0.0%
Federal Housing Authority, USGI Project, Series 56
7.46% (Cost $507,012)	01/01/23	511	517,653

CERTIFICATES OF DEPOSIT — 1.4%
Barclays Bank Plc (United Kingdom)
5.35%(c)	03/13/09	11,655	11,662,226

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CERTIFICATES OF DEPOSIT (Continued)
SunTrust Bank, Inc.
4.42%	06/15/09	$1,375	$1,348,567

TOTAL CERTIFICATES OF DEPOSIT (Cost $13,030,000)			13,010,793

ASSET BACKED SECURITIES — 18.2%
American Express Credit Account Master Trust, Series 06-01, Class A
5.35%(c)	12/15/13	6,850	6,852,493
Amresco Independence Funding, Inc., Series 00-1, Class A
6.40%(c)(g)	01/15/27	1,151	1,145,266
Bank One Issuance Trust, Series 02-A5, Class A5
5.44%(c)	06/15/10	8,375	8,381,340
Bear Stearns Securities, Inc., Series 06-3, Class A1
5.47%(c)	08/25/36	6,734	6,733,007
Boston Edison Co., Series 99-1, Class A4
6.91%	09/15/09	1,090	1,097,472
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(g)	01/20/09	11,650	11,654,251
Carrington Mortgage Loan Trust, Series 06-NC3, Class A1
5.37%(c)	01/25/31	5,292	5,291,813
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	6,100	6,035,186
Chase Issuance Trust, Series 05, Class A5
5.34%(c)	02/15/12	8,600	8,607,202
Chase Issuance Trust, Series 06, Class A3
5.31%(c)	07/15/11	5,825	5,828,517
Citibank Credit Card Issuance Trust, Series 04, Class A4
3.20%	08/24/09	8,375	8,305,878
Citigroup Mortgage Loan Trust, Inc., Series 06-HE2, Class A2A
5.37%(c)	08/25/36	6,615	6,615,174
Countrywide Certificates, Series 05-IM3, Class A1
5.44%(c)	04/25/28	1,709	1,709,075
Countrywide Certificates, Series 06-IM1, Class A1
5.41%(c)	09/25/28	1,159	1,159,494
DaimlerChrysler Auto Trust, Series 04-5, Class A3
3.18%	09/08/08	1,031	1,028,967
Discover Card Master Trust I, Series 05-1, Class A
5.33%(c)	09/16/10	5,650	5,652,329
First Franklin Mortgage Loan Certificates, Series 06-FF10, Class A2
5.37%(c)	07/25/36	3,512	3,511,984
Fremont Home Loan Trust, Series 06-2, Class 2A1
5.38%(c)	02/25/36	3,382	3,382,004
Green Tree Financial Corp., Series 96-7, Class A6
7.65%	10/15/27	897	928,164
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A
6.25%(c)(g)	01/15/24	456	452,940
MBNA Credit Card Master Notes Trust, Series 98-E, Class A
5.05%(c)	09/15/10	6,525	6,535,903
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4
2.70%	09/15/09	7,900	7,891,707
MBNA Credit Card Master Notes Trust, Series 05-A3, Class A3
4.10%	05/15/10	5,200	5,081,035
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	6,575	6,570,587
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
5.31%(c)	09/15/11	8,825	8,830,132
The Money Store Small Business Administration Loan Trust, Series 97-2, Class A
6.00%(c)	02/15/29	1,014	1,013,943
Novastar Home Equity Loan, Series 06-2, Class A2A
5.37%(c)	06/25/36	3,234	3,234,139
PBG Equipment Trust, Series 00-1A, Class A
6.27%(g)	01/20/12	388	388,514
PMC Capital LP, Series 98-1, Class A
7.25%(c)(g)	04/01/21	1,443	1,443,330
Popular Mortgage Pass-Through Trust, Series 06-D, Class A1
5.38%(c)	11/25/36	5,336	5,334,261
Residential Asset Mortgage Products, Inc., Series 05-NC1, Class AI1
5.41%(c)	09/25/27	1,138	1,137,609
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1
5.44%(c)	11/25/35	3,453	3,453,521
Residential Asset Securities Corp., Series 06-EMX6, Class A1
5.38%(c)	10/25/30	6,432	6,431,849
Structured Asset Securities Corp., Series 03-AL1, Class A
3.36%(g)	04/25/31	2,160	1,950,896
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1
5.36%(c)	01/25/18	2,592	2,592,875
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A4
4.25%	01/25/28	7,375	7,280,882
SWB Loan-Backed Certificates, Series 99-1, Class A
7.38%(g)	05/15/25	1,177	1,183,317

TOTAL ASSET BACKED SECURITIES (Cost $164,948,271)			164,727,056

CORPORATE BONDS — 30.7%
Aerospace — 0.5%
Raytheon Co., Senior Notes
6.75%	08/15/07	1,752	1,759,497

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

51

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Aerospace (Continued)
United Technologies Corp., Unsecured Notes
5.43%(c)	06/01/09	$2,825	$2,827,373

			4,586,870

Banks — 5.7%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	535	566,104
Bank of America Corp., Subordinated Notes
7.80%	02/15/10	1,115	1,195,727
Bank of America Corp., Unsecured Notes
5.36%(c)	03/24/09	6,775	6,787,642
Bank of New York Co., Inc., Senior Subordinated Notes
3.80%	02/01/08	1,400	1,383,088
BankBoston N.A., Subordinated Bank Notes
6.38%	04/15/08	2,575	2,602,728
BankBoston N.A., Subordinated Notes
7.00%	09/15/07	450	452,490
Citigroup, Inc., Subordinated Notes
6.38%	11/15/08	1,710	1,742,803
Citigroup, Inc., Unsecured Notes
4.12%	02/22/10	6,585	6,443,126
4.62%	08/03/10	860	850,502
HSBC Bank USA, Subordinated Notes
3.87%	06/07/07	9,700	9,672,016
J.P. Morgan Chase & Co., Senior Notes
2.62%	06/30/08	60	58,183
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.25%	05/30/07	609	608,796
3.70%	01/15/08	2,325	2,298,967
J.P. Morgan Chase & Co., Subordinated Notes
6.25%	02/15/11	1,500	1,548,927
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	1,485	1,471,227
4.00%	10/15/08	1,100	1,080,466
U.S. Bank N.A., Senior Bank Notes
3.75%	02/06/09	850	830,657
U.S. Bank N.A., Subordinated Notes
6.30%	07/15/08	1,360	1,379,509
U.S. Central Credit Union, Unsecured Notes
2.75%	05/30/08	1,915	1,864,990
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(c)(j)		475	525,032
Wachovia Corp., Subordinated Notes
5.62%(k)	12/15/08	2,150	2,169,505
Wells Fargo & Co., Senior Unsecured Notes
5.25%	12/01/07	1,700	1,698,696
4.20%	01/15/10	675	660,386
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	3,150	3,114,833
4.88%	01/12/11	830	825,375

			51,831,775

Broadcasting — 0.3%
Cox Communications, Inc., Senior Unsecured Notes
7.75%	11/01/10	295	318,819
7.12%	10/01/12	900	970,275
News America Holdings, Inc., Secured Notes
8.50%	02/23/25	650	781,190
News America Holdings, Inc., Senior Debentures
9.50%	07/15/24	550	697,190

			2,767,474

Computer Software & Services — 0.4%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	3,650	3,636,572

Energy & Utilities — 1.4%
American Electric Power Co., Senior Notes
4.71%(c)	08/16/07	1,205	1,201,461
Dominion Resources, Inc., Senior Unsecured Notes
5.12%	12/15/09	455	455,157
DTE Energy Co., Senior Unsecured Notes
5.63%	08/16/07	1,475	1,476,093
NiSource Finance Corp., Secured Notes
7.88%	11/15/10	2,400	2,603,254
NiSource Finance Corp., Unsecured Notes
5.93%(c)	11/23/09	2,450	2,452,445
PECO Energy Co., First Refunding Mortgages
5.95%	11/01/11	1,900	1,958,125
Virginia Electric & Power Co., Unsecured Notes
5.73%	11/25/08	2,514	2,530,670

			12,677,205

Entertainment & Leisure — 1.2%
Comcast Cable Communications Corp., Senior Notes
8.38%	05/01/07	340	340,768
Comcast Cable Communications Corp., Senior Unsecured Notes
5.45%	11/15/10	4,000	4,035,068
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	735	823,051
8.75%	08/01/15	965	1,139,774
Comcast Corp., Unsecured Notes
5.90%	03/15/16	1,250	1,271,664
Time Warner Cos., Inc., Senior Unsecured Notes
6.75%	04/15/11	1,110	1,169,795

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
Time Warner Cos., Inc., Unsecured Notes
6.00%	11/15/16	$2,000	$2,016,652
Turner Broadcasting Corp., Senior Notes
8.38%	07/01/13	300	341,781

			11,138,553

Finance — 6.9%
Aetna, Inc., Senior Unsecured Notes
6.00%	06/15/16	4,170	4,321,830
Associates Corp. N.A., Senior Notes
6.25%	11/01/08	2,000	2,034,040
BAE Systems Holdings, Inc., Unsecured Notes
5.20%(g)	08/15/15	680	665,976
The Bear Stearns Cos., Inc., Unsecured Notes
3.25%	03/25/09	3,500	3,378,511
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	2,400	2,389,253
4.12%	01/15/10	1,025	1,003,175
Federated Retail Holdings, Inc., Senior Unsecured Notes
5.90%	12/01/16	1,400	1,394,778
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	785	780,970
3.50%(l)	08/15/07	3,820	3,796,198
4.12%	09/01/09	1,115	1,093,982
4.88%	10/21/10	4,120	4,098,378
5.00%	11/15/11	8,255	8,230,656
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
5.75%	04/11-07/11	4,500	4,590,551
Morgan Stanley, Senior Notes
5.61%(c)	01/09/12	13,745	13,743,131
5.62%	01/09/12	1,145	1,160,044
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	350	370,186
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	4,855	4,832,609
Principal Life Global Funding, Inc., Unsecured Notes
3.62%(g)	04/30/08	1,085	1,062,305
Prudential Financial, Inc., Senior Unsecured Notes
3.75%	05/01/08	1,375	1,353,859
Prudential Funding LLC, Senior Unsecured Notes
6.60%(g)	05/15/08	810	818,869
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	1,450	1,448,717

			62,568,018

Insurance — 0.9%
ASIF Global Financing, Unsecured Notes
3.90%(g)	10/22/08	320	313,919
CHUBB Corp., Senior Unsecured Notes
4.93%	11/16/07	2,925	2,918,170
Metropolitan Life Global Funding, Inc., Unsecured Notes
2.60%(g)	06/19/08	1,540	1,492,702
New York Life Global Funding, Unsecured Notes
3.88%(g)	01/15/09	2,945	2,881,889
TIAA Global Markets, Senior Unsecured Notes
3.88%(g)	01/22/08	520	513,393

			8,120,073

Medical & Medical Services — 0.6%
UnitedHealth Group, Inc., Unsecured Notes
5.25%	03/15/11	2,600	2,610,096
WellPoint, Inc., Unsecured Notes
3.50%	09/01/07	630	624,773
5.00%	01/15/11	1,925	1,915,308

			5,150,177

Motor Vehicles — 0.5%
DaimlerChrysler N.A. Holding Corp., Senior Unsecured Notes
5.75%	09/08/11	2,125	2,158,855
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.88%	06/15/10	2,000	1,979,704
6.50%	11/15/13	475	500,255

			4,638,814

Oil & Gas — 1.7%
Anadarko Petroleum Corp., Senior Unsecured Notes
3.25%	05/01/08	1,600	1,564,198
5.95%	09/15/16	4,000	4,008,424
ConocoPhillips, Senior Unsecured Notes
8.75%	05/25/10	2,400	2,663,916
Halliburton Co., Senior Unsecured Notes
5.50%	10/15/10	1,850	1,869,976
Ocean Energy, Inc., Senior Unsecured Notes
4.38%	10/01/07	1,660	1,651,056
Oneok, Inc., Senior Unsecured Notes
5.51%	02/16/08	2,410	2,413,839
Texas Eastern Transmission LP, Senior Unsecured Notes
5.25%	07/15/07	1,590	1,587,493

			15,758,902

Pharmaceuticals — 0.3%
Abbott Laboratories, Unsecured Notes
5.60%	05/15/11	1,880	1,917,166
Schering-Plough Corp., Senior Notes
5.55%(c)	12/01/13	795	809,982

			2,727,148

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

53

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Real Estate — 0.5%
Archstone-Smith Trust Corp., Senior Unsecured Notes (REIT)
5.00%	08/15/07	$850	$848,931
AvalonBay Communities, Inc., Senior Unsecured Notes (REIT)
5.00%	08/01/07	1,380	1,378,067
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	600	572,008
5.38%	11/26/13	1,405	1,322,122

			4,121,128

Retail Merchandising — 0.5%
Federated Department Stores, Inc., Senior Unsecured Notes
6.62%	09/01/08	820	832,675
May Department Stores Co., Debentures
7.45%	10/15/16	860	926,204
May Department Stores Co., Unsecured Notes
3.95%	07/15/07	2,710	2,696,198

			4,455,077

Telecommunications — 1.4%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	1,235	1,412,307
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	1,815	1,846,142
SBC Communications, Inc., Senior Unsecured Notes
5.88%	02/01/12	130	133,418
SBC Communications, Inc., Unsecured Notes
4.21%(g)	06/05/21	1,900	1,899,791
Sprint Capital Corp., Senior Unsecured Notes
7.62%	01/30/11	1,125	1,209,520
Sprint Nextel Corp., Unsecured Notes
6.00%	12/01/16	1,520	1,495,841
Verizon New Jersey, Inc., Senior Debentures
5.88%	01/17/12	5,015	5,124,623

			13,121,642

Transportation — 0.2%
Union Pacific Corp., Unsecured Notes
7.25%	11/01/08	1,750	1,801,714

Yankee — 7.7%
Barclays Bank Plc (United Kingdom), Subordinated Notes
7.38%(c)(g)(j)(m)		1,500	1,625,886
Cable & Wireless Optus Finance Ltd. (Australia), Unsecured Notes
8.00%(g)(m)	06/22/10	1,425	1,530,578
Canadian National Railway Co. (Canada), Senior Unsecured Notes
4.25%(m)	08/01/09	2,075	2,035,150
Canadian National Resources (Canada), Unsecured Notes
5.70%(m)	05/15/17	1,125	1,119,799
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(c)(m)	04/09/09	4,635	4,636,539
Depfa ACS Bank (Ireland), Senior Secured Bonds
4.88%(g)(m)	10/28/15	2,800	2,758,140
Eksportfinans ASA (Norway), Unsecured Notes
4.38%(m)	07/15/09	6,550	6,466,926
5.50%(m)	05/25/16	4,100	4,236,514
EnCana Corp. (Canada), Unsecured Notes
4.60%(m)	08/15/09	175	172,564
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes
5.80%(m)	05/01/14	980	999,290
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.75%(g)(m)	09/30/08	1,360	1,331,328
KFW Bankengruppe (Germany), Senior Unsecured Notes
3.25%(m)	09/21/07	3,400	3,367,697
MassMutual Global Funding II (Cayman Islands), Senior Secured Notes
2.55%(g)(m)	07/15/08	2,535	2,441,377
National Westminster Bank (United Kingdom), Subordinated Notes
7.75%(c)(j)(m)		1,550	1,564,776
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(g)(m)	02/01/10	350	341,593
Scottish Power Plc (United Kingdom), Unsecured Notes
4.91%(m)	03/15/10	2,300	2,282,292
SP PowerAssets Ltd. (Singapore), Unsecured Notes
3.80%(g)(m)	10/22/08	1,325	1,298,301
Swedish Export Credit Corp. (Sweden), Unsecured Notes
3.50%(k)(m)	01/15/08	6,625	6,559,247
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
5.25%(m)	11/15/13	1,690	1,638,526
Telecom Italia Capital (Luxembourg), Unsecured Notes
5.25%(m)	10/01/15	600	569,248
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(m)	06/20/16	2,200	2,296,193
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(m)	09/15/10	510	549,557
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.38%(m)	10/15/11	2,660	2,811,000
United Mexican States (Mexico), Senior Unsecured Notes
5.62%(m)	01/15/17	730	735,840
6.75%(m)	09/27/34	375	408,938
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
3.95%(m)	01/30/08	2,595	2,567,675
7.75%(m)	02/15/10	1,845	1,969,329

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.42%(c)(m)	06/29/07	$3,700		$3,700,233
5.45%(c)(m)	12/28/07	3,455		3,456,721
5.00%(m)	09/15/15	110		105,531
Xstrata Finance Ltd. (Canada), Unsecured Notes
5.80%(g)(m)	11/15/16	4,150		4,167,903

				69,744,691

TOTAL CORPORATE BONDS (Cost $279,508,218)				278,845,833

TAXABLE MUNICIPAL BONDS — 1.3%
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B
3.83%	10/15/09	1,280		1,246,758
Oregon School Board Taxable Pension Deferred Interest Bonds, Series 03, Class A
3.34%(n)	06/30/07	2,700		2,663,685
Port Authority of New York & New Jersey Revenue Notes, Series 04, Class XX
3.30%	09/15/07	4,200		4,162,158
Texas Public Finance Authority Taxable Revenue Bonds, Series 03
3.12%	06/15/07	2,020		2,011,274
Wisconsin General Revenue Bonds, Series 03, Class A
4.80%	05/01/13	1,910		1,884,177

TOTAL TAXABLE MUNICIPAL BONDS (Cost $12,082,939)				11,968,052

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 8.9%
Federal Farm Credit Bank, Discount Notes
5.14%(o)	04/11/07	409		408,416
Federal Home Loan Bank, Discount Notes
5.13%(o)	04/04/07	35,000		34,985,038
5.16%(o)	04/13/07	1,462		1,459,485
Federal Home Loan Mortgage Corp., Discount Notes
4.97%(o)	04/02/07	33,000		32,995,508
5.16%(o)	04/16/07	1,150		1,147,525
Federal National Mortgage Assoc., Discount Notes
5.14%(o)	04/27/07	752		749,208
Galileo Money Market Fund, 5.02%		9,417		9,417,141

TOTAL SHORT TERM INVESTMENTS (Cost $81,162,321)				81,162,321

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires	09/19/16	1,260	(p)	646,162
Lehman Brothers, Strike Rate 5.390%, Expires	03/19/12	1,610	(p)	568,813

TOTAL CALL SWAPTIONS PURCHASED (Cost $1,413,076)				1,214,975

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $62,523)		142		4,437

PUT SWAPTIONS PURCHASED — 0.2%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		1,260	(p)	753,684
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		1,490	(p)	23,773
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,610	(p)	721,280

TOTAL PUT SWAPTIONS PURCHASED (Cost $1,557,412)				1,498,737

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 100.4% (Cost $914,268,409)				911,543,982

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 0.2%
Institutional Money Market Trust, 4.80%(q) (Cost $1,162,800)		1,162,800		1,162,800

TOTAL INVESTMENTS IN SECURITIES — 100.6% (Cost $915,431,209(a))				912,706,782

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(1,220	)(p)	(232,027)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(2,220	)(p)	(813,890)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(1,250	)(p)	(549,912)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(1,610	)(p)	(276,920)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $2,347,698)				(1,872,749)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

55

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO II (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF CONTRACTS		VALUE
PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(1,220	)(p)	$(232,027)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(2,220	)(p)	(624,082)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,250	)(p)	(300,150)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,610	)(p)	(402,178)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $2,347,698)			(1,558,437)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.1)%			(1,162,800)
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%			(579,434)

NET ASSETS — 100.0%			$907,533,362

(a)	Cost for federal income tax purposes is $915,442,683. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,017,470
Gross unrealized depreciation	(5,753,371)

$(2,735,901)

(b)	Security, or a portion thereof, with a market value of $2,034,892, has been pledged as collateral for swap and swaption contracts.
(c)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(d)	Security, or a portion thereof, subject to financing transactions.
(e)	Interest rate of underlying collateral.
(f)	Rates shown are the effective yields as of March 31, 2007.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 6.4% of its net assets, with a current market value of $58,438,658, in securities restricted as to resale.
(h)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $3,869,024 which represents 0.4% of net assets.
(i)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.4% of its net assets, with a current market value of $3,888,400 in these securities.
(j)	The security is a perpetual bond and has no stated maturity date.
(k)	Total or partial security on loan.
(l)	Security, or a portion thereof, pledged as collateral with a value of $2,981,307 on 1,841 long U.S. Treasury Note futures contracts and 304 short U.S. Treasury Bond futures contracts expiring June 2007 and 655 long Euro-dollar futures contracts expiring September 2007. The value of such contracts on March 31, 2007 was $387,554,189, with an unrealized gain of $305,160 (including commissions of $6,082).
(m)	U.S. dollar denominated security issued by foreign domiciled entity.
(n)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(o)	The rate shown is the effective yield at the time of purchase.
(p)	Each swaption contract is equivalent to $10,000 notional amount.
(q)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.0%
Federal National Mortgage Assoc., Unsecured Notes
4.00%(b)	01/26/09	$3,445	$3,391,723
Resolution Funding Corp., Strip Bonds
6.29%(c)	07/15/18	100	57,356
6.30%(c)	10/15/18	100	56,548
Small Business Administration Participation Certificates, Series 02-P10B, Class 1
5.20%	08/10/12	319	320,194
Small Business Administration Participation Certificates, Series 04-P10A, Class 1
4.50%	02/01/14	1,187	1,152,425
U.S. Treasury Inflation Protected Bonds
2.00%	01/15/26	3,940	3,818,832
2.38%	01/15/27	1,095	1,108,143
U.S. Treasury Notes
4.62%(d)	02/12-02/17	31,040	30,999,897
U.S. Treasury Strip
6.12%(b)(c)	11/15/27	6,285	2,274,774

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $43,674,269)			43,179,892

MORTGAGE PASS-THROUGHS — 45.4%
Federal Home Loan Mortgage Corp. ARM
5.98%(e)	01/01/37	3,282	3,317,064
Federal Home Loan Mortgage Corp. Gold
4.00%	05/10-05/19	630	614,265
6.00%	05/13-08/17	459	467,049
5.50%	08/17-10/17	269	269,918
4.50%	05/18-08/20	5,524	5,361,993
5.00%	12/18-05/36	4,051	3,997,012
6.50%	04/31-12/34	960	985,075
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.00%	04/01/22	2,000	1,971,876
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	04/01/37	22,000	21,766,250
6.00%	04/01/37	8,000	8,062,496
Federal National Mortgage Assoc.
6.28%	08/01/11	1,800	1,874,898
5.50%	07/14-06/36	27,578	27,432,225
6.50%	03/16-09/36	9,465	9,656,075
5.00%	09/17-04/36	17,538	17,189,395
4.00%	05/19-05/20	2,756	2,605,484
4.50%	03/20-07/21	2,856	2,765,972
6.00%	08/21-08/35	12,105	12,291,406
7.00%	03/31-10/32	136	141,585
Federal National Mortgage Assoc. 15 Year TBA
4.50%	04/01/22	2,000	1,935,624
5.00%	04/01/22	4,000	3,943,752
5.50%	04/01/22	23,900	23,953,643
6.00%	04/01/22	16,000	16,260,000
Federal National Mortgage Assoc. 30 Year TBA
4.50%	04/01/37	4,300	4,040,658
5.00%	04/01/37	19,000	18,352,822
5.50%	04/01/37	14,000	13,851,250
6.00%	04/01/37	3,800	3,827,314
6.50%	04/01/37	5,000	5,100,000
7.00%	04/01/37	200	206,250
Federal National Mortgage Assoc. ARM
4.57%(e)	01/01/35	2,084	2,073,303
Government National Mortgage Assoc. I
6.00%	11/28-06/32	796	808,107
6.50%	04/15/31	154	158,560
7.00%	06/31-09/31	191	200,031
5.50%	11/33-02/35	819	815,629
Government National Mortgage Assoc. II ARM
3.75%(e)	05/20/34	1,788	1,776,714

TOTAL MORTGAGE PASS-THROUGHS (Cost $218,245,444)			218,073,695

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0%
Bank of America Alternative Loan Trust, Series 04-7, Class 4A1
5.00%	08/25/19	1,125	1,103,675
Countrywide Alternative Loan Trust, Series 04-18CB, Class 2A5
5.77%(e)	09/25/34	1,401	1,406,773
Countrywide Home Loans, Series 04-29, Class 1A1
5.59%(e)	02/25/35	344	344,098
Federal Home Loan Mortgage Corp., Series 04-2877, Class PA
5.50%	07/15/33	2,239	2,253,187
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(c)	08/01/35	2,897	680,076
Federal Home Loan Mortgage Corp., Series 2825, Class VP
5.50%	06/15/15	1,195	1,206,762
Federal Home Loan Mortgage Corp., Series 2922, Class GA
5.50%	05/15/34	2,415	2,428,312
Federal Home Loan Mortgage Corp., Series 2927, Class BA
5.50%	10/15/33	1,910	1,925,290
Federal Home Loan Mortgage Corp., Series 3242, Class QA
5.50%	03/15/30	3,126	3,140,378
Federal National Mortgage Assoc., Series 99-7, Class AB
6.00%	03/25/29	726	730,660
Federal National Mortgage Assoc., Series 02-73, Class AN
5.00%	11/25/17	1,800	1,782,518
Federal National Mortgage Assoc., Series 03-35, Class TE
5.00%	05/25/18	1,680	1,663,392

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

57

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Series 04-29, Class HC
7.50%	07/25/30	$1,293	$1,364,441
Federal National Mortgage Assoc., Series 04-60, Class LB
5.00%	04/25/34	2,030	2,002,723
Federal National Mortgage Assoc., Series 04-99, Class AO
5.50%	01/25/34	1,395	1,400,816
Federal National Mortgage Assoc., Series 05-15, Class PL
5.50%	03/25/35	1,715	1,728,029
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	1,192	1,191,622
Federal National Mortgage Assoc., Series 05-70, Class NA
5.50%	08/25/35	1,040	1,048,112
Federal National Mortgage Assoc., Series 05-80, Class PB
5.50%	04/25/30	1,389	1,392,304
Federal National Mortgage Assoc., Series 363, Class 2 (IO)
5.50%(c)	11/01/35	2,874	661,501
Federal National Mortgage Assoc., Series 367, Class 2 (IO)
5.50%(c)	01/25/36	3,241	758,791
Federal National Mortgage Assoc., Series 379, Class 5 (IO)
5.00%(c)	05/25/36	4,663	1,116,329
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A
5.63%(e)	11/19/35	1,359	1,362,652
IndyMac Index Mortgage Loan Trust, Series 06-AR41, Class A3
5.50%(e)	01/25/37	2,607	2,611,595
J.P. Morgan Mortgage Trust, Series 06-A2, Class 4A1
3.89%(e)	08/25/34	3,253	3,209,692
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C3, Class A2
7.95%	05/15/25	2,525	2,692,054
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	1,224	1,293,617
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C7, Class A2
3.90%	12/15/26	510	505,070
Luminent Mortgage Trust, Series 06-7, Class 1A1
5.50%(e)	05/25/36	3,441	3,437,537
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.38%(e)	07/25/36	1,802	1,800,605

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,428,780)			48,242,611

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.4%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	1,917	1,993,599
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	$1,400	$1,484,061
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW14, Class A4
5.20%	12/11/38	2,725	2,686,769
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2
7.20%	01/15/32	284	295,897
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	927	929,723
Countrywide Alternative Loan Trust, Series 06-0C8, Class 2A1A
5.41%(e)	11/25/36	3,168	3,169,081
Countrywide Alternative Loan Trust, Series 06-OC11, Class 2A1
5.42%(e)	12/29/36	3,089	3,088,594
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2
6.30%	11/11/30	3,683	3,729,428
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CK6, Class A3
6.39%	10/15/11	325	339,725
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	08/15/12	2,415	2,412,749
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5
3.94%	05/15/38	2,320	2,168,931
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	2,077	2,188,763
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/20/32	4,600	4,587,186
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2
6.66%	01/12/43	2,160	2,267,391
General Electric Capital Commercial Mortgage Corp., Series 01-3, Class A2
6.07%	06/10/38	1,670	1,732,527
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27% 12/10/35		1,730	1,810,143
General Electric Capital Commercial Mortgage Corp., Series 05-C4, Class A4
5.33%(e)	11/10/45	2,900	2,911,474
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C2, Class A2
6.94%	09/15/33	1,372	1,413,420

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	$1,209	$1,253,130
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	1,490	1,569,682
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	08/16/33	1,298	1,372,722
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.28%(e)	05/10/40	2,465	2,500,164
Goldman Sachs Mortgage Securities Corp. II, Series 99-C1, Class A2
6.11%(e)	11/18/30	1,316	1,327,058
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO)
1.03%(c)(f)	01/10/40	18,394	318,250
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4
4.96%	08/10/38	1,625	1,614,418
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A3
4.57%	08/10/42	2,445	2,387,280
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3
6.43%	06/15/11	820	857,659
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3
6.46%	11/15/35	2,120	2,227,171
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3
6.26%	03/15/33	1,139	1,175,878
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B
6.21%	10/15/35	866	874,545
Morgan Stanley Capital I, Series 06-IQ12, Class A4
5.33%(e)	12/15/43	2,470	2,458,072
Morgan Stanley Capital Investments, Series 98-HF2, Class A2
6.48%	11/15/30	264	266,988
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2
6.53%	03/15/31	483	490,775
Prudential Mortgage Capital Funding, LLC, Series 01-C1, Class A2
6.60%	05/10/34	2,190	2,297,110
Salomon Brothers Mortgage Securities VII, Series 99-C1, Class A2
7.08%(e)	01/18/09	1,488	1,521,127
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2
6.59%	10/18/10	1,650	1,714,724
Salomon Brothers Mortgage Securities VII, Series 01-C2, Class A3
6.50%	10/13/11	1,960	2,056,984
Structured Asset Receivables Trust, Series 03-2
5.72%(e)(f)(g)(h)	01/21/09	941	941,171
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(c)(f)	05/25/36	21,708	1,060,481

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $70,204,725)			69,494,850

CERTIFICATES OF DEPOSIT — 1.1%
Barclays Bank Plc (United Kingdom)
5.35%(e)	03/13/09	4,665	4,667,892
SunTrust Bank, Inc.
4.42%	06/15/09	430	421,734

TOTAL CERTIFICATES OF DEPOSIT (Cost $5,095,000)			5,089,626

ASSET BACKED SECURITIES — 20.8%
American Express Credit Account Master Trust, Series 05-3, Class A
5.32%(e)	01/18/11	2,675	2,671,818
American Express Credit Account Master Trust, Series 06-01, Class A
5.35%(e)	12/15/13	2,850	2,851,037
Asset Securitization Corp., Series 97-D5, Class A1C
6.75%	02/14/41	762	767,097
Bank One Issuance Trust, Series 02-A5, Class A5
5.44%(e)	06/15/10	3,450	3,452,612
Bank One Issuance Trust, Series 02-A6, Class A
5.51%(e)	06/15/12	3,650	3,669,320
Bank One Issuance Trust, Series 03, Class A3
5.43%(e)	12/15/10	2,375	2,378,167
Bear Stearns Securities, Inc., Series 06-EC1, Class A1
5.40%(e)	08/25/29	488	487,562
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	2,400	2,388,377
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(f)	01/20/09	4,650	4,651,697
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1
5.38%(e)	07/25/36	1,315	1,314,999
Carrington Mortgage Loan Trust, Series 06-NC5, Class A1
5.37%(e)	01/25/37	3,204	3,203,892
Chase Credit Card Master Trust, Series 02-7, Class A
5.44%(e)	02/15/10	2,750	2,752,082
Chase Credit Card Master Trust, Series 04-2, Class A
5.36%(e)	09/15/09	3,125	3,125,190

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

59

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	$2,275	$2,250,828
Chase Issuance Trust, Series 05, Class A5
5.34%(e)	02/15/12	3,600	3,603,015
Chase Issuance Trust, Series 06, Class A3
5.31%(e)	07/15/11	2,375	2,376,434
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%	05/17/10	1,805	1,760,805
Citibank Credit Card Issuance Trust, Series 03-A3, Class A3
3.10%	03/10/10	1,125	1,103,355
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9
5.46%(e)	11/22/10	3,525	3,530,506
Citibank Credit Card Issuance Trust, Series 06-A2, Class A2
4.85%	02/10/11	2,550	2,543,567
Countrywide Alternative Loan Trust, Series 06-OC10, Class 2A1
5.41%(e)	11/25/36	2,051	2,050,601
Countrywide Certificates, Series 04-13, Class AV4
5.61%(e)	06/25/35	370	369,665
Countrywide Certificates, Series 05-BC5, Class 3A1
5.42%(e)	10/25/27	250	250,182
Countrywide Certificates, Series 06-25, Class 2A1
5.39%(e)	01/25/37	3,574	3,573,017
Countrywide Certificates, Series 06-8, Class 2A1
5.35%(e)	04/25/28	1,893	1,891,680
Discover Card Master Trust I, Series 05-1, Class A
5.33%(e)	09/16/10	2,350	2,350,969
Long Beach Mortgage Loan Trust, Series 06-11, Class 2A1
5.38%(e)(g)	01/25/37	2,572	2,572,405
Maryland Trust, Series 06-I, Class A
5.55%(f)	12/10/49	2,500	2,476,562
MBNA Credit Card Master Notes Trust, Series 98-E, Class A
5.05%(e)	09/15/10	2,725	2,729,553
MBNA Credit Card Master Notes Trust, Series 03, Class A7
2.65%	11/15/10	3,250	3,157,398
MBNA Credit Card Master Notes Trust, Series 03-A6, Class A6
2.75%	10/15/10	1,500	1,461,372
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4
2.70%	09/15/09	2,620	2,617,249
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
5.31%(e)	09/15/11	3,650	3,652,122
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A
5.39%(e)	03/25/36	1,754	1,753,171
New Century Home Equity Loan Trust, Series 05-3, Class A2B
5.50%(e)	07/25/35	1,753	1,752,578
Novastar Home Equity Loan, Series 06-2, Class A2A
5.37%(e)	06/25/36	1,345	1,344,660
Residential Asset Mortgage Products, Inc., Series 06-EFC2, Class A1
5.38%(e)	12/25/36	2,633	2,633,307
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1
5.40%(e)	07/25/36	2,271	2,270,532
Structured Asset Investment Loan Trust, Series 06-1, Class A1
5.40%(e)	01/25/36	922	921,647
Structured Asset Securities Corp., Series 03-AL2, Class A
3.36%(f)	01/25/31	641	588,825
Structured Asset Securities Corp., Series 06-BC6, Class A2
5.40%(e)	01/25/37	2,877	2,876,325
Structured Asset Securities Corp., Series 07-BC1, Class A2
5.37%(e)	02/25/37	2,995	2,994,307
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A5B
5.37%(e)	07/27/26	2,800	2,800,552

TOTAL ASSET BACKED SECURITIES (Cost $100,219,269)			99,971,039

CORPORATE BONDS — 15.8%
Aerospace — 0.3%
United Technologies Corp., Unsecured Notes
5.43%(e)	06/01/09	1,150	1,150,966

Banks — 3.3%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	45	47,616
Bank of America Corp., Subordinated Notes
7.80%	02/15/10	75	80,430
Bank of America Corp., Unsecured
Notes
5.36%(e)	03/24/09	2,725	2,730,085
Bank of New York Co., Inc., Senior
Subordinated Notes
3.80%	02/01/08	400	395,168
Citigroup, Inc., Senior Unsecured
Notes
4.25%	07/29/09	1,010	993,686
Citigroup, Inc., Subordinated Notes
6.12%	08/25/36	300	304,710
Citigroup, Inc., Unsecured Notes
3.62%(i)	02/09/09	1,010	985,679
4.12%	02/22/10	2,475	2,421,676
HSBC Bank USA, Subordinated
Notes
3.87%	06/07/07	1,875	1,869,591
4.62%	04/01/14	415	396,732
J.P. Morgan Chase & Co., Senior
Notes
2.62%	06/30/08	220	213,338
J.P. Morgan Chase & Co.,
Subordinated Notes
5.75%	10/15/08	375	378,660

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Banks (Continued)
7.12%	06/15/09	$100	$104,030
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	665	658,832
4.00%	10/15/08	325	319,229
SunTrust Capital VIII, Trust Preferred Securities
6.10%(e)	12/15/36	425	398,113
U.S. Bancorp, Senior Unsecured Notes
3.95%	08/23/07	115	114,376
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(e)(j)		40	44,213
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	45	44,465
5.39%(e)	03/23/09	1,575	1,574,729
Wachovia Corp., Subordinated Notes
6.30%	04/15/28	440	444,927
Wells Fargo & Co., Senior Unsecured Notes
4.20%	01/15/10	600	587,010
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	255	252,153
4.88%	01/12/11	740	735,876

			16,095,324

Broadcasting — 0.2%
Cablevision Systems Corp., Senior Unsecured Notes
9.87%(e)	04/01/09	605	641,300
Charter Communications Holdings II LLC, Unsecured Notes
10.25%	09/15/10	30	31,650
Echostar DBS Corp., Senior Unsecured Notes
7.00%	10/01/13	30	30,900
7.12%	02/01/16	30	30,975
News America Holdings, Inc., Senior Debentures
7.12%	04/08/28	125	132,896
7.62%	11/30/28	140	156,892

			1,024,613

Chemicals — 0.1%
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	105	109,988
8.25%	09/15/16	180	192,600
Momentive Performance Materials, Inc., Senior Unsecured Notes
10.12%(f)	12/01/14	235	244,400

			546,988

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes
6.38%	10/15/15	50	49,563

Energy & Utilities — 0.4%
AES Ironwood LLC, Senior Secured Notes
8.86%	11/30/25	90	101,722
AES Red Oak LLC, Senior Secured Notes
9.20%	11/30/29	50	57,000
CenterPoint Energy, Inc., Senior Unsecured Notes
7.25%	09/01/10	480	506,680
Citizens Communications Co., Senior Unsecured Notes
6.25%	01/15/13	235	233,238
Florida Power & Light Co., First Mortgage Bonds
5.62%	04/01/34	150	147,021
Midwest Generation LLC, Pass-Through Certificates
8.56%	01/02/16	96	105,002
Midwest Generation LLC, Senior Secured Notes
8.75%	05/01/34	45	48,825
NRG Energy, Inc., Senior Unsecured Notes
7.38%	02/01/16	90	92,475
Orion Power Holdings, Inc., Senior Unsecured Notes
12.00%	05/01/10	115	132,825
Reliant Energy, Inc., Senior Secured Notes
6.75%	12/15/14	90	95,062
TXU Corp., Senior Unsecured Notes
4.80%	11/15/09	300	294,692

			1,814,542

Entertainment & Leisure — 0.5%
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	150	167,969
8.75%	08/01/15	360	425,201
Comcast Corp., Senior Unsecured Bonds
6.50%	11/15/35	125	125,947
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	155	166,408
Comcast Corp., Unsecured Notes
5.90%	03/15/16	425	432,366
Harrah’s Operating Co., Inc., Senior Notes
5.75%	10/01/17	170	140,675
Time Warner Cos., Inc., Senior Debentures
8.38%	03/15/23	150	177,310
7.57%	02/01/24	720	795,595
Time Warner Cos., Inc., Senior Unsecured Notes
6.75%	04/15/11	200	210,774

			2,642,245

Finance — 3.5%
Arch Western Finance, Senior Notes
6.75%(e)	07/01/13	795	782,081
Associates Corp. N.A., Senior Notes
6.25%	11/01/08	275	279,680

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

61

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
BAE Systems Holdings, Inc., Unsecured Notes
5.20%(f)	08/15/15	$340	$332,988
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	410	408,164
3.38%	10/15/08	500	486,732
4.12%	01/15/10	105	102,764
Ford Motor Credit Co., Senior Notes
5.80%	01/12/09	545	534,616
General Electric Capital Corp., Senior Unsecured Notes
6.50%	12/10/07	200	201,669
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	240	238,768
4.12%	09/01/09	470	461,141
5.00%	11/15/11	3,780	3,768,853
HSBC Finance Corp., Senior Unsecured Notes
4.75%	05/15/09	340	337,075
Morgan Stanley, Senior Notes
5.61%(e)	01/09/12	7,050	7,049,041
5.62%	01/09/12	360	364,730
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	250	264,419
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	705	701,749
TDS Investor Corp., Senior Unsecured Notes
9.88%(f)	09/01/14	35	36,662
USAA Capital Corp., Senior Unsecured Notes
4.00%(f)	12/10/07	370	366,463

			16,717,595

Insurance — 0.9%
American General Corp., Senior Unsecured Notes
7.50%	08/11/10	150	161,204
Lincoln National Corp., Capital Securities
7.00%(e)	05/17/66	530	555,389
MetLife, Inc., Junior Subordinated Debentures
6.40%	12/15/66	910	888,518
TIAA Global Markets, Senior Unsecured Notes
3.88%(f)	01/22/08	465	459,092
Travelers Cos., Inc., Debentures
6.25%(e)	03/15/37	1,495	1,476,457
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	410	402,320
5.85%	01/15/36	195	188,405

			4,131,385

Leasing — 0.0%
United Rentals N.A., Inc., Senior Unsecured Notes
6.50%	02/15/12	40	39,900

Manufacturing — 0.2%
Belvoir Land LLC, Unsecured Notes
5.27%(f)	12/15/47	325	301,464
Briggs & Stratton Corp., Senior Unsecured Notes
8.88%	03/15/11	50	54,562
Georgia-Pacific Corp., Senior Unsecured Notes
7.12%(f)	01/15/17	760	761,900

			1,117,926

Medical & Medical Services — 0.1%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes
7.50%	08/15/13	40	41,200
6.12%	12/15/14	100	97,000
Triad Hospitals, Inc., Senior Subordinated Notes
7.00%	11/15/13	330	344,438

			482,638

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.05%	06/04/08	65	64,024

Oil & Gas — 0.6%
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	55	54,725
6.25%	01/15/18	20	19,750
6.88%	11/15/20	45	44,775
Colorado Interstate Gas Co., Senior Unsecured Notes
6.80%	11/15/15	45	47,857
Consolidated Natural Gas, Inc., Senior Debentures
5.00%	03/01/14	235	227,916
Consolidated Natural Gas, Inc., Senior Unsecured Notes
6.25%	11/01/11	150	155,906
El Paso Natural Gas Co., Debentures
8.62%	01/15/22	130	157,770
El Paso Natural Gas Co., Senior Unsecured Notes
8.38%	06/15/32	5	6,160
Enterprise Products Operating LP, Senior Unsecured Notes
4.00%	10/15/07	225	223,360
4.95%	06/01/10	450	446,121
KCS Energy, Inc., Senior Unsecured Notes
7.12%	04/01/12	35	34,650
Northwest Pipeline Corp., Senior Unsecured Notes
8.12%	03/01/10	100	104,063
Phillips Petroleum Co., Senior Debentures
7.00%	03/30/29	80	89,383
Sabine Pass LNG LP, Notes
7.50%(f)	11/30/16	475	478,562
Targa Resources, Inc., Senior Unsecured Notes
8.50%(f)	11/01/13	10	10,200
Tennessee Gas Pipeline Co., Senior Debentures
7.00%	10/15/28	145	155,247

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
Transcontinental Gas Pipeline Corp., Senior Notes
8.88%	07/15/12	$180	$204,750
The Williams Cos., Inc., Senior Unsecured Notes
7.62%	07/15/19	345	375,187
7.75%	06/15/31	25	26,750

			2,863,132

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures
6.88%	08/01/47	75	79,670
Bristol-Myers Squibb Co., Unsecured Notes
5.88%	11/15/36	550	539,001

			618,671

Real Estate — 0.6%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	75	76,313
7.12%(f)	02/15/13	1,140	1,125,750
Avalonbay Communities, Inc., Senior Unsecured Notes (REIT)
6.62%	09/15/11	180	189,918
Camden Property Trust, Unsecured Notes (REIT)
4.70%	07/15/09	380	376,280
The Rouse Co., Senior Unsecured Notes (REIT)
6.75%(f)	05/01/13	325	331,218
The Rouse Co., Unsecured Notes (REIT)
5.38%	11/26/13	825	776,335

			2,875,814

Retail Merchandising — 0.1%
Federated Department Stores, Senior Debentures
6.79%	07/15/27	240	236,592
May Department Stores Co., Debentures
6.65%	07/15/24	150	147,414

			384,006

Semiconductors & Related Devices — 0.1%
Freescale Semiconductor, Inc., Senior Unsecured Notes
9.12%(f)	12/15/14	450	446,625
9.23%(e)(f)	12/15/14	55	54,863

			501,488

Telecommunications — 1.1%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	670	766,191
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%	07/15/13	200	207,500
GTE Corp., Debentures
6.94%	04/15/28	75	79,098
Idearc, Inc., Senior Unsecured Notes
8.00%(f)	11/15/16	195	200,606
New Jersey Bell Telephone, Debentures
7.85%	11/15/29	35	39,690
PanAmSat Corp., Senior Unsecured Notes
9.00%(f)	06/15/16	110	121,137
Qwest Corp., Senior Unsecured Notes
7.88%	09/01/11	130	138,125
Qwest Corp., Unsecured Notes
8.60%(e)	06/15/13	135	147,150
SBC Communications, Inc., Unsecured Notes
4.21%(f)	06/05/21	1,750	1,749,807
Sprint Capital Corp., Senior Unsecured Notes
8.75%	03/15/32	195	230,006
Sprint Nextel Corp., Unsecured Notes
6.00%	12/01/16	375	369,040
Verizon Maryland, Inc., Debentures
5.12%	06/15/33	95	79,269
Verizon Virginia, Inc., Debentures
4.62%	03/15/13	60	57,044
Windstream Corp., Senior Unsecured Notes
8.12%	08/01/13	240	259,800
8.62%	08/01/16	585	639,844

			5,084,307

Transportation — 0.0%
Overseas Shipholding Group, Inc., Senior Unsecured Notes
7.50%	02/15/24	115	116,725

Yankee — 3.7%
AID-Israel (Israel), Unsecured Notes
5.50%(k)	09/23-04/24	1,475	1,543,434
Bowater Finance Corp. (Canada), Senior Unsecured Notes
7.95%(k)	11/15/11	125	121,562
BSKYB Finance Plc (United Kingdom), Senior Unsecured Notes
6.50%(f)(k)	10/15/35	50	49,544
Compton Petroleum Finance Corp. (Canada), Senior Notes
7.62%(k)	12/01/13	20	19,550
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(e)(k)	04/09/09	1,300	1,300,432
Depfa ACS Bank (Ireland), Senior Notes
3.62%(k)	10/29/08	850	831,894
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes
8.25%(k)	06/15/30	30	37,160
Domtar, Inc. (Canada), Senior Unsecured Notes
7.12%(k)	08/15/15	190	189,050

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

63

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(k)	01/15/08	$1,555		$1,532,168
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.50%(f)(k)	11/30/07	350		346,099
3.75%(f)(k)	09/30/08	505		494,354
Intelsat Ltd. (Bermuda), Senior Unsecured Notes
9.25%(f)(k)	06/15/16	120		132,900
Ispat Inland ULC (Canada), Senior Secured Notes
9.75%(k)	04/01/14	415		458,003
Nationwide Building Society (United Kingdom), Senior Unsecured Notes
3.50%(f)(k)	07/31/07	850		844,746
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(f)(k)	02/01/10	70		68,319
Rabobank Nederland (Netherlands), Senior Notes
5.36%(e)(f)(k)	04/06/09	2,025		2,025,739
Republic of Argentina, Notes
5.48%(k)	08/03/12	1,560		1,120,860
Rogers Wireless, Inc. (Canada), Senior Secured Notes
8.48%(e)(k)	12/15/10	145		147,900
7.50%(k)	03/15/15	140		151,725
Seagate Technology HDD Holdings (Cayman Islands), Senior Unsecured Notes
6.80%(k)	10/01/16	55		55,275
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
6.00%(k)	09/30/34	260		235,437
7.20%(k)	07/18/36	325		338,362
Telecom Italia Capital (Luxembourg), Unsecured Notes
5.25%(k)	10/01/15	275		260,905
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
7.04%(k)	06/20/36	550		587,338
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(k)	09/15/10	160		172,410
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.38%(k)	10/15/11	275		290,611
United Mexican States (Mexico), Senior Unsecured Notes
6.75%(k)	09/27/34	799		871,310
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.42%(e)(k)	06/29/07	1,500		1,500,094
5.45%(e)(k)	12/28/07	1,380		1,380,687
5.00%(k)	12/13-09/15	330		320,274
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%(f)(k)	12/01/15	150		171,750

				17,599,892

TOTAL CORPORATE BONDS (Cost $75,905,117)				75,921,744

FOREIGN BONDS — 0.7%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(e)	08/08/11	162,000		1,374,840
Province of Manitoba (Canada), Senior Unsecured Notes (NZD)
6.38%	09/01/15	635		431,198
Province of Ontario (Canada), Unsecured Notes (NZD)
6.25%	06/16/15	720		481,462
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	138,000		1,167,915

TOTAL FOREIGN BONDS (Cost $3,471,906)				3,455,415

TAXABLE MUNICIPAL BONDS — 0.1%
Fort Irwin Land California LLC Revenue Bonds, Series 05 5.40%(f) (Cost $599,734)	12/15/47	600		549,497

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 9.9%
Federal Farm Credit Bank, Discount Notes
5.12%(l)	04/12/07	4,200		4,193,429
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(l)	04/02/07	33,300		33,295,468
Galileo Money Market Fund, 5.02%		10,124		10,124,227

TOTAL SHORT TERM INVESTMENTS (Cost $47,613,124)				47,613,124

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		500	(m)	256,413
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		840	(m)	296,772

TOTAL CALL SWAPTIONS PURCHASED (Cost $641,390)				553,185

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF CONTRACTS		VALUE
PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $23,336)		53		$1,656

PUT SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		500	(m)	299,081
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		740	(m)	11,807
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		840	(m)	376,320

TOTAL PUT SWAPTIONS PURCHASED (Cost $713,073)				687,208

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 127.4% (Cost $614,835,167)				612,833,542

	MATURITY	P AR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.2%
Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A 5.43%(e) (Cost $967,732)	09/25/36	$968		967,878

TOTAL INVESTMENTS IN SECURITIES — 127.6% (Cost $615,802,899(a))				613,801,420

MORTGAGE PASS-THROUGH TBA SALE
COMMITMENTS — (14.1)%
Federal Home Loan Mortgage Corp. Gold 15 Year
4.50%	04/01/22	(2,300)		(2,225,968)
Federal Home Loan Mortgage Corp. Gold 30 Year
6.00%	04/01/37	(100)		(100,781)
Federal National Mortgage Assoc. 15 Year
5.00%	04/01/22	(3,000)		(2,957,814)
5.50%	04/01/22	(10,000)		(10,023,230)
Federal National Mortgage Assoc. 30 Year
5.00%	04/01/37	(3,000)		(2,897,814)
5.50%	04/01/37	(29,000)		(28,691,875)
6.00%	04/01/37	(9,500)		(9,568,286)
6.50%	04/01/37	(11,000)		(11,220,000)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $67,808,468)				(67,685,768)

		NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(500	)(m)	$(95,093)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(540	)(m)	(197,974)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(370	)(m)	(162,774)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(840	)(m)	(144,480)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(990	)(m)	(287,397)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $1,058,058)				(887,718)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(500	)(m)	(95,093)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(540	)(m)	(151,804)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(370	)(m)	(88,844)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(840	)(m)	(209,832)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(990	)(m)	(269,181)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $1,058,058)				(814,754)

LIABILITIES IN EXCESS OF OTHER ASSETS — (13.1)%				(63,216,518)

NET ASSETS — 100.0%				$481,196,662

(a)	Cost for federal income tax purposes is $615,857,061. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,385,691
Gross unrealized depreciation	(4,441,332)

$(2,055,641)

(b)	Security, or a portion thereof, with a market value of $815,852, has been pledged as collateral for swap and swaption contracts.
(c)	Rates shown are the effective yields as of March 31, 2007.
(d)	Security, or a portion thereof, subject to financing transactions.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 4.5% of its net assets, with a current market value of $21,741,671, in securities restricted as to resale.
(g)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $3,513,576 which represents 0.7% of net assets.
(h)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.2% of its net assets, with a current market value of $941,171 in these securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

65

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(i)	Security, or a portion thereof, pledged as collateral with a value of $683,144 on 253 short U.S. Treasury Note futures contracts, 276 long U.S. Treasury Bond futures contracts and 39 long Euro-Bund futures contracts expiring June 2007 and 112 long Euro-dollar futures contracts expiring December 2008. The value of such contracts on March 31, 2007 was $90,170,588, with an unrealized loss of $420,006 (including commissions of $1,596).
(j)	The security is a perpetual bond and has no stated maturity date.
(k)	U.S. dollar denominated security issued by foreign domiciled entity.
(l)	The rate shown is the effective yield at the time of purchase.
(m)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
PREFERRED STOCKS — 0.0%
Centaur Funding Corp. 2.27%(b) (Cost $216,892)		205	$240,683

	MATURITY	PAR (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.4%
Federal Home Loan Mortgage Corp., Unsecured Notes
4.62%(c)	05/28/13	$7,375	7,176,199
Federal National Mortgage Assoc., Unsecured Notes
2.35%	04/05/07	3,985	3,984,020
7.25%	01/15/10	17,390	18,480,353
Overseas Private Investment Co.
4.09%	05/29/12	350	330,675
4.30%	05/29/12	979	950,160
4.64%	05/29/12	734	722,470
4.68%	05/29/12	415	396,407
4.87%	05/29/12	3,144	3,121,895
5.40%	05/29/12	3,909	4,083,660
Resolution Funding Corp., Strip Bonds
6.29%(d)	07/15/18	2,850	1,634,643
6.30%(d)	10/15/18	2,850	1,611,618
Small Business Administration Participation Certificates, Series 92-20H, Class 1
7.40%	08/01/12	26	26,508
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	812	844,194
Small Business Administration Participation Certificates, Series 97-20B, Class 1
7.10%	02/01/17	882	917,551
Small Business Administration Participation Certificates, Series 97-P10C, Class 1
6.85%	08/01/07	470	472,313
Small Business Administration Participation Certificates, Series 97-P10D, Class 1
6.51%	11/10/07	87	87,284
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1
4.63%	03/10/13	7,411	7,227,255
U.S. Treasury Bonds
4.50%(e)(f)	02/15/36	11,970	11,285,460
4.75%(e)	02/15/37	60,200	59,259,375
U.S. Treasury Inflation Protected Bonds
2.00%(c)	01/15/26	29,100	28,205,081
2.38%	01/15/27	9,150	9,259,825
U.S. Treasury Inflation Protected Notes
2.50%	07/15/16	75	77,137
U.S. Treasury Notes
4.62%(e)	02/12-02/17	560,880	562,712,625
5.12%	05/15/16	160	165,431
4.88%(c)	08/15/16	4,300	4,368,194
U.S. Treasury Strip
6.12%(c)(d)	11/15/27	36,760	13,304,804

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $745,726,339)			740,705,137

MORTGAGE PASS-THROUGHS — 50.7%
Federal Home Loan Mortgage Corp. ARM
4.97%(g)	10/01/35	13,759	13,740,730
6.01%(g)	07/01/36	11,583	11,661,427
Federal Home Loan Mortgage Corp. Gold
4.00%	07/10-05/19	6,578	6,427,658
5.50%	03/11-04/33	13,291	13,335,929
6.00%	10/11-12/32	11,969	12,183,001
6.50%	06/13-10/34	1,642	1,688,258
8.00%	11/15-10/25	15	16,030
5.00%	01/18-06/36	23,333	23,031,533
4.50%	05/18-08/20	48,922	47,482,812
7.00%	03/25-05/31	225	234,089
7.50%	07/26-03/32	179	186,950
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.00%	04/01/22	61,000	60,142,218
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	04/01/37	152,000	150,385,000
Federal National Mortgage Assoc.
6.50%	06/08-10/36	79,674	81,297,601
7.00%	11/08-08/32	4,638	4,803,928
5.50%	06/11-12/35	309,473	307,799,452
6.00%	09/11-04/35	57,158	58,017,155
4.00%	06/14-03/20	27,025	25,545,273
4.50%	01/18-03/22	21,807	21,164,875
5.00%	01/18-11/35	53,625	52,678,726
Federal National Mortgage Assoc. 15 Year TBA
4.50%	04/01/22	24,000	23,227,488
5.00%	04/01/22	44,000	43,381,272
5.50%	04/01/22	146,500	146,828,507
6.00%	04/01/22	142,000	144,307,500
Federal National Mortgage Assoc. 30 Year TBA
4.50%	04/01/37	32,800	30,821,766
5.00%	04/01/37	134,000	129,435,692
5.50%	04/01/37	106,000	104,873,750
6.50%	04/01/37	23,000	23,460,000
7.00%	04/01/37	800	825,000
Federal National Mortgage Assoc. ARM
6.50%(g)	01/01/31	3,455	3,518,554
5.75%(g)	03/01/37	18,450	18,568,195
Government National Mortgage Assoc. I
7.00%	03/13-02/33	2,239	2,336,867
6.00%	11/14-01/37	17,124	17,349,424
9.00%	07/15/18	4	3,834
6.50%	03/24-04/32	942	969,107
7.50%	11/15/29	2	2,463
5.50%	03/32-02/35	8,179	8,144,728
Government National Mortgage Assoc. I 30 Year TBA
6.00%	04/01/37	12,000	12,120,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

67

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS (Continued)
Government National Mortgage Assoc. II
6.00%	11/20/33	$1,444	$1,464,584

TOTAL MORTGAGE PASS-THROUGHS (Cost $1,607,417,896)			1,603,461,376

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.8%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1
5.00%	07/25/19	7,636	7,564,957
Federal Home Loan Mortgage Corp., Series 1361, Class I
6.00%	09/15/07	48	48,051
Federal Home Loan Mortgage Corp., Series 1591, Class PK
6.35%	10/15/23	6,225	6,364,840
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(d)	08/01/35	24,178	5,528,846
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(d)	08/01/35	14,356	3,369,930
Federal Home Loan Mortgage Corp., Series 235 (IO)
5.50%(d)	02/01/36	26,703	6,309,963
Federal Home Loan Mortgage Corp., Series 2529, Class MB
5.00%	11/15/17	8,292	8,195,921
Federal Home Loan Mortgage Corp., Series 2594, Class TV
5.50%	03/15/14	6,003	6,051,640
Federal Home Loan Mortgage Corp., Series 2864, Class NA
5.50%	01/15/31	13,842	13,910,365
Federal Home Loan Mortgage Corp., Series 2922, Class GA
5.50%	05/15/34	21,627	21,750,493
Federal Home Loan Mortgage Corp., Series 2996, Class MK
5.50%	06/15/35	14,405	14,539,618
Federal Home Loan Mortgage Corp., Series 3200, Class AD
5.50%	05/15/29	50,601	50,705,279
Federal Home Loan Mortgage Corp., Series 3204, Class C
5.50%	04/15/29	797	798,747
Federal National Mortgage Assoc., Series 96-48, Class Z
7.00%	11/25/26	3,296	3,434,754
Federal National Mortgage Assoc., Series 03-16, Class BC
5.00%	03/25/18	4,440	4,339,514
Federal National Mortgage Assoc., Series 04-28, Class PB
6.00%	08/25/28	8,712	8,729,431
Federal National Mortgage Assoc., Series 04-88, Class HA
6.50%	07/25/34	11,164	11,422,734
Federal National Mortgage Assoc., Series 04-99, Class AO
5.50%	01/25/34	14,382	14,439,611
Federal National Mortgage Assoc., Series 05-3, Class AP
5.50%	02/25/35	15,003	15,119,128
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	23,813	23,813,005
Federal National Mortgage Assoc., Series 05-70, Class NA
5.50%	08/25/35	1,808	1,821,517
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(d)	11/01/35	33,964	7,594,123
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.38%(g)	07/25/36	13,443	13,435,285
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)
11.00%(d)	02/17/17	155	41,374
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)
11.50%(h)	02/17/17	162	137,910
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO)
11.00%(d)	03/06/17	116	35,212
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO)
11.50%(h)	03/06/17	116	95,788
Salomon Brothers Mortgage Securities, Series 87-3, Class A (PO)
13.00%(h)	10/23/17	55	50,140
Summit Mortgage Trust, Series 00-1, Class B1
6.15%(b)(g)(i)	12/28/12	51	50,599
Terra LNR Ltd., Series 06-1A, Class A1
5.45%(b)(g)	06/15/17	6,652	6,652,149
Wells Fargo Mortgage Backed Securities, Series 04-K, Class 1A2
4.47%(g)	07/25/34	22,837	22,318,088

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $280,190,370)			278,669,012

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.5%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	12,985	13,503,440
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3
5.12%	07/11/43	21,920	21,874,970
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4
4.89%(g)	11/10/42	13,880	13,852,384
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A
4.93%	07/10/45	13,781	13,412,457
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	4,495	4,372,486

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW14, Class A4
5.20%	12/11/38	$19,200	$18,930,626
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO)
1.30%(d)	04/19/15	5,157	128,547
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2
7.20%	01/15/32	10,061	10,491,383
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2
7.32%	10/15/32	5,755	6,086,073
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	6,332	6,349,326
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO)
1.55%(b)(d)	06/20/29	12,780	527,322
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO)
0.98%(d)	01/17/35	10,216	72,514
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CG1, Class B1
6.91%	06/10/31	16,991	17,312,898
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	16,958	17,874,899
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/20/32	30,725	30,639,412
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%	10/15/32	10,000	10,573,488
First Union-Lehman Brothers Commercial Mortgage Trust, Series 97-C1, Class D
7.50%	04/18/29	48	47,403
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class A2
6.56%	11/18/08	8,077	8,142,183
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	14,170	14,826,430
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3
5.35%	08/11/36	16,200	16,336,697
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.37%(d)	07/15/27	21,603	532,964
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	8,479	8,786,353
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	16,100	16,966,256
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	08/16/33	10,713	11,327,426
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%	11/15/10	18,700	19,737,538
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class A2
6.46%	04/15/34	16,340	17,034,223
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.28%(g)	05/10/40	18,085	18,342,988
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C3, Class A3
4.65%	04/10/40	1,840	1,811,226
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A2
6.62%	10/18/30	22	22,279
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	4,856	4,890,868
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6
5.40%	08/10/38	640	643,238
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4
4.76%	06/10/36	5,255	5,205,576
Homebanc Mortgage Trust, Series 05-4, Class A1
5.59%(g)	10/25/35	10,444	10,464,290
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	14,370	14,752,476
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3
6.46%	11/15/35	16,870	17,722,817
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class X (IO)
0.48%(d)	10/15/35	13,652	172,346
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A1
7.10%	10/15/32	24	23,978
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2
7.32%	10/15/32	85	88,330
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	12/15/19	6,335	6,366,705

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

69

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2
6.53%	03/15/31	$10,065	$10,222,851
Prudential Mortgage Capital Funding, LLC, Series 01-C1, Class A2
6.60%	05/10/34	16,800	17,621,664
Residential Asset Mortgage Products, Inc., Series 04-RS7, Class AI3
4.45%	07/25/28	182	180,698
Structured Asset Receivables Trust, Series 03-2
5.72%(b)(g)(i)(j)	01/21/09	9,594	9,590,979
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO)
2.14%(d)	02/25/28	5,212	169,896
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6
5.12%	08/15/35	18,000	17,945,183
Wachovia Bank Commercial Mortgage Trust, Series 06-C27, Class A3
5.76%	07/15/45	13,885	14,257,033
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(b)	05/25/36	8,326	8,224,519

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $464,939,817)			458,459,638

CERTIFICATES OF DEPOSIT — 1.3%
Barclays Bank Plc (United Kingdom)
5.35%(g)	03/13/09	35,505	35,527,013
SunTrust Bank, Inc.
4.42%	06/15/09	3,795	3,722,045

TOTAL CERTIFICATES OF DEPOSIT (Cost $39,300,000)			39,249,058

ASSET BACKED SECURITIES — 15.3%
Ace Securities Corp., Series 06-HE1, Class A2A
5.40%(g)	02/25/36	7,300	7,301,399
American Express Credit Account Master Trust, Series 06-01, Class A
5.35%(g)	12/15/13	21,025	21,032,651
Bank One Issuance Trust, Series 03, Class A3
5.43%(g)	12/15/10	24,025	24,057,035
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	18,296	18,205,744
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(b)(g)	01/20/09	36,950	36,963,483
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1
5.38%(g)	07/25/36	8,740	8,740,296
Chase Credit Card Master Trust, Series 04-2, Class A
5.36%(g)	09/15/09	22,875	22,876,389
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	18,875	18,674,449
Chase Issuance Trust, Series 05, Class A5
5.34%(g)	02/15/12	5,805	5,809,862
Chase Issuance Trust, Series 06, Class A3
5.31%(g)	07/15/11	19,270	19,281,633
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%	05/17/10	17,060	16,642,294
Citibank Credit Card Issuance Trust, Series 04, Class A4
3.20%	08/24/09	23,700	23,504,394
Countrywide Certificates, Series 04-14, Class A4
5.60%(g)	06/25/35	3,189	3,195,222
Countrywide Certificates, Series 05-BC5, Class 3A1
5.42%(g)	10/25/27	1,994	1,993,951
Countrywide Certificates, Series 06-3, Class 2A1
5.39%(g)	06/25/36	9,298	9,299,071
Countrywide Certificates, Series 06-8, Class 2A1
5.35%(g)	04/25/28	13,803	13,794,264
Countrywide Certificates, Series 06-IM1, Class A1
5.41%(g)	09/25/28	3,718	3,718,864
Discover Card Master Trust I, Series 05-1, Class A
5.33%(g)	09/16/10	17,325	17,332,141
Goldman Sachs Home Equity Trust, Series 06-10, Class AV1
5.40%(g)	06/25/36	11,646	11,646,639
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1
5.39%(g)	03/25/36	12,497	12,474,363
Goldman Sachs Home Equity Trust, Series 06-9, Class A1
5.37%	06/25/36	345	344,344
Maryland Trust, Series 06-I, Class A
5.55%(b)	12/10/49	18,935	18,757,484
MBNA Credit Card Master Notes Trust, Series 98-E, Class A
5.05%(g)	09/15/10	20,210	20,243,771
MBNA Credit Card Master Notes Trust, Series 03, Class A7
2.65%	11/15/10	20,000	19,430,140
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4
2.70%	09/15/09	21,400	21,377,534
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	19,900	19,886,645
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
5.31%(g)	09/15/11	27,000	27,015,701
Morgan Stanley Capital I, Series 06-HE5, Class A2A
5.39%(g)	08/25/36	15,568	15,567,620
Morgan Stanley Capital Investments, Series 06-HE2, Class A2A
5.39%(g)	03/25/36	12,937	12,934,234

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
Novastar Home Equity Loan, Series 06-2, Class A2A
5.37%(g)	06/25/36	$9,910	$9,911,071
Residential Asset Securities Corp., Series 05-KS11, Class AI1
5.40%(g)	09/25/26	5,009	5,009,675
Structured Mortgage Loan Trust, Series 05-19XS, Class 1A1
5.64%(g)	10/25/35	8,556	8,587,763
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1
5.36%(g)	01/25/18	7,612	7,613,860

TOTAL ASSET BACKED SECURITIES (Cost $484,562,668)			483,223,986

CORPORATE BONDS — 17.1%
Aerospace — 0.3%
Raytheon Co., Senior Notes
6.15%	11/01/08	18	18,304
United Technologies Corp., Unsecured Notes
5.43%(g)	06/01/09	8,650	8,657,266

			8,675,570

Banks — 4.5%
Bank of America Corp., Subordinated Notes
6.25%	04/01/08	1,385	1,395,069
Bank of America Corp., Unsecured Notes
5.36%(g)	03/24/09	20,875	20,913,953
Bank of New York Co., Inc., Senior Subordinated Notes
3.80%	02/01/08	3,100	3,062,552
Bank One Texas N.A., Subordinated Bank Notes
6.25%	02/15/08	3,225	3,247,343
BankBoston N.A., Subordinated Bank Notes
6.38%	04/15/08	675	682,268
BankBoston N.A., Subordinated Notes
6.38%	03/25/08	1,600	1,615,176
Citigroup Global Markets Holdings, Inc., Senior Unsecured Notes
6.50%	02/15/08	2,880	2,909,681
Citigroup, Inc., Senior Unsecured Notes
3.50%	02/01/08	11,660	11,500,526
6.20%	03/15/09	1,700	1,735,324
Citigroup, Inc., Subordinated Notes
6.38%	11/15/08	1,010	1,029,375
6.12%	08/25/36	3,400	3,453,383
Citigroup, Inc., Unsecured Notes
3.62%	02/09/09	1,080	1,053,994
4.12%	02/22/10	14,910	14,588,764
4.62%	08/03/10	4,505	4,455,247
FleetBoston Financial Corp., Senior Unsecured Notes
4.20%	11/30/07	3,310	3,287,075
HSBC Bank USA, Subordinated Notes
3.87%	06/07/07	20,475	20,415,930
J.P. Morgan Chase & Co., Senior Notes
2.62%	06/30/08	2,836	2,750,117
J.P. Morgan Chase & Co., Senior Unsecured Notes
4.00%	02/01/08	1,915	1,894,021
3.62%	05/01/08	2,509	2,467,584
National City Bank Indiana, Unsecured Notes
3.30%	05/15/07	1,000	997,476
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	2,855	2,828,520
4.00%	10/15/08	3,000	2,946,726
SunTrust Capital VIII, Trust Preferred Securities
6.10%	12/15/36	2,725	2,552,608
U.S. Bancorp, Senior Unsecured Notes
3.95%	08/23/07	1,315	1,307,866
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(g)(k)		1,390	1,536,410
USB Capital IX, Unsecured Notes
6.19%(g)(k)		80	82,028
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	3,325	3,285,466
5.39%(g)	03/23/09	11,150	11,148,082
Wachovia Capital Trust III, Income Trust Securities
5.80%(g)(k)		145	146,729
Wells Fargo & Co., Senior Unsecured Notes
4.20%	01/15/10	3,970	3,884,050
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	6,825	6,748,806
4.88%	01/12/11	2,680	2,665,064

			142,587,213

Broadcasting — 0.3%
News America Holdings, Inc., Secured Notes
8.50%	02/23/25	1,900	2,283,477
News America Holdings, Inc., Senior Debentures
7.75%	01/24-12/45	1,395	1,576,197
7.12%	04/08/28	1,175	1,249,222
7.62%	11/30/28	2,010	2,252,527
8.45%	08/01/34	840	1,052,247
6.75%	01/09/38	30	31,700
8.25%	10/17/96	45	53,244

			8,498,614

Computer Software & Services — 0.0%
Oracle Corp., Unsecured Notes
5.25%	01/15/16	50	49,305

Energy & Utilities — 0.4%
Centerpoint Energy Resources Corp., Senior Unsecured Notes
6.15%	05/01/16	2,100	2,151,179

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

71

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
Centerpoint Energy Resources Corp., Unsecured Notes
7.88%	04/01/13	$205	$228,462
Detroit Edison Co., Senior Notes
6.35%	10/15/32	5	5,246
Detroit Edison Co., Senior Secured Notes
6.12%	10/01/10	210	216,405
Dominion Resources, Inc., Senior Unsecured Notes
6.25%	06/30/12	60	62,742
Energy East Corp., Unsecured Notes
6.75%	07/15/36	2,125	2,245,630
FirstEnergy Corp., Senior Unsecured Notes
6.45%	11/15/11	185	193,910
Florida Power & Light Co., First Mortgage Bonds
4.95%	06/01/35	2,225	1,972,073
Florida Power Corp., First Mortgage Bonds
5.90%	03/01/33	550	544,849
Tenaska Alabama II Partners LP, Senior Secured Notes
6.12%(b)	03/30/23	131	132,725
TXU Corp., Senior Unsecured Notes
4.80%	11/15/09	6,000	5,893,830

			13,647,051

Entertainment & Leisure — 0.7%
Comcast Cable Holdings LLC, Senior Debentures
9.80%	02/01/12	260	307,815
7.88%	08/13-02/26	2,855	3,268,966
Comcast Corp., Senior Unsecured Bonds
6.50%	11/15/35	2,905	2,927,008
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	1,315	1,411,785
Comcast Corp., Unsecured Notes
6.50%	01/15/17	3,800	4,010,524
Time Warner Cos., Inc., Debentures
6.95%	01/15/28	8,720	9,131,087
Time Warner Cos., Inc., Senior Debentures
9.12%	01/15/13	605	708,992
8.05%	01/15/16	70	80,086
Time Warner Cos., Inc., Senior Unsecured Notes
6.75%	04/15/11	1,080	1,138,180

			22,984,443

Finance — 3.6%
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.40%	07/02/07	8,030	7,994,042
4.12%	01/15/10	975	954,239
4.75%	05/15/12	3,290	3,240,199
General Electric Capital Corp., Unsecured Notes
3.45%	07/16/07	1,830	1,820,605
4.12%	09/01/09	9,280	9,105,072
5.00%	11/15/11	15,945	15,897,978
Golden West Financial Corp., Senior Unsecured Notes
4.12%	08/15/07	160	159,349
HSBC Finance Corp., Senior Unsecured Notes
4.75%	05/15/09	2,780	2,756,086
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.88%	08/15/10	2,307	2,483,741
5.75%	07/18/11	3,375	3,444,289
Morgan Stanley, Senior Notes
5.61%(g)	01/09/12	45,640	45,633,793
5.62%	01/09/12	1,430	1,448,789
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	2,150	2,274,001
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	6,770	6,738,777
NB Capital Trust IV, Capital Securities
8.25%	04/15/27	125	130,015
Pricoa Global Funding, Inc., Senior Secured Notes
4.35%(b)	06/15/08	2,735	2,695,340
Qwest Capital Funding, Inc., Senior Notes
6.38%(l)	07/15/08	3,350	3,366,750
USAA Capital Corp., Senior Unsecured Notes
4.00%(b)	12/10/07	3,065	3,035,702

			113,178,767

Industrial — 0.0%
Osprey Trust/Osprey, Inc., Senior Secured Notes
7.80%(b)(g)(m)(n)	01/15/03	2,375	1,033,125

Insurance — 0.5%
MetLife, Inc., Junior Subordinated Debentures
6.40%(g)	12/15/66	6,400	6,248,915
MetLife, Inc., Senior Unsecured Notes
6.38%(c)	06/15/34	900	946,583
Monumental Global Funding II, Unsecured Notes
3.85%(b)	03/03/08	210	207,187
New York Life Global Funding, Unsecured Notes
3.88%(b)	01/15/09	2,000	1,957,140
TIAA Global Markets, Senior Unsecured Notes
3.88%(b)	01/22/08	1,605	1,584,607
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	1,905	1,869,317
5.85%	01/15/36	1,740	1,681,152

			14,494,901

Manufacturing — 0.0%
Belvoir Land LLC, Unsecured Notes
5.27%(b)	12/15/47	2,025	1,878,349

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.05%	06/04/08	$205	$201,923

Oil & Gas — 0.6%
Anadarko Petroleum Corp., Senior Unsecured Notes
6.45%	09/15/36	8,175	8,089,547
Atlantic Richfield Co., Debentures
9.12%	03/01/11	4,960	5,680,043
Consolidated Natural Gas Co., Debentures
6.80%	12/15/27	2,500	2,697,395
Halliburton Co., Debentures
7.60%(b)	08/15/46	1,429	1,639,742

			18,106,727

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., Senior Debentures
6.88%	08/01/47	559	593,811
Bristol-Myers Squibb Co., Unsecured Notes
5.88%	11/15/36	4,050	3,969,004
Merck & Co., Inc., Senior Debentures
6.40%	03/01/28	1,000	1,053,840
Wyeth, Unsecured Notes
5.50%	02/15/16	75	75,151

			5,691,806

Railroad & Shipping — 0.0%
Union Pacific Corp., Senior Debentures
7.12%	02/01/28	2,000	2,233,406

Real Estate — 0.1%
Camden Property Trust, Unsecured Notes (REIT)
4.70%	07/15/09	1,400	1,386,296
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	1,455	1,387,120
5.38%	11/26/13	1,685	1,585,605

			4,359,021

Retail Merchandising — 0.1%
Federated Department Stores, Senior Debentures
6.79%	07/15/27	590	581,622
May Department Stores Co., Debentures
6.65%	07/15/24	1,000	982,759
May Department Stores Co., Unsecured Notes
4.80%	07/15/09	50	49,501

			1,613,882

Telecommunications — 0.7%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	2,505	2,864,638
GTE Corp., Debentures
6.94%	04/15/28	475	500,954
New England Telephone & Telegraph Co., Debentures
7.88%	11/15/29	1,355	1,523,361
SBC Communications, Inc., Unsecured Notes
4.21%(b)	06/05/21	11,500	11,498,735
Sprint Capital Corp., Senior Unsecured Notes
8.38%	03/15/12	55	61,365
8.75%	03/15/32	580	684,121
Sprint Nextel Corp., Unsecured Notes
6.00%	12/01/16	3,750	3,690,398
Verizon Maryland, Inc., Debentures
5.12%	06/15/33	650	542,364

			21,365,936

Yankee — 5.1%
AID-Israel (Israel), Unsecured Notes
5.50%(o)	04/24-09/33	12,210	12,701,851
BSKYB Finance Plc (United Kingdom), Senior Unsecured Notes
6.50%(b)(o)	10/15/35	445	440,938
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(g)(o)	04/09/09	14,085	14,089,676
Depfa ACS Bank (Ireland), Senior Notes
3.62%(o)	10/29/08	8,000	7,829,592
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes
8.25%(g)(o)	06/15/30	1,305	1,616,449
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(o)	01/15/08	12,900	12,710,589
France Telecom (France), Senior Unsecured Notes
8.00%(o)	03/01/11	600	653,687
HBOS Treasury Services Plc (United Kingdom), Senior Unsecured Notes
3.60%(b)(o)	08/15/07	2,750	2,733,368
HBOS Treasury Services Plc (United Kingdom), Subordinated Notes
5.92%(b)(g)(k)(o)		20	19,597
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.50%(b)(o)	11/30/07	5,450	5,389,260
Korea Development Bank (South Korea), Notes
4.25%(o)	11/13/07	70	69,504
Korea Electric Power Corp. (South Korea), Notes
5.12%(b)(o)	04/23/34	75	74,103
MassMutual Global Funding II (Cayman Islands), Senior Secured Notes
2.55%(b)(o)	07/15/08	3,740	3,601,874
National Landeskreditbank Baden-Wurttemberg (Germany), Unsecured Notes
4.25%(o)	09/15/10	10,750	10,547,900
Nationwide Building Society (United Kingdom), Senior Unsecured Notes
3.50%(b)(o)	07/31/07	7,250	7,205,188
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(b)(o)	02/01/10	2,165	2,112,999

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

73

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Pemex Finance Ltd. (Luxembourg), Senior Unsecured Notes
9.03%(o)	02/15/11	$1,360		$1,457,458
Rabobank Nederland (Netherlands), Senior Notes
5.36%(b)(g)(o)	04/06/09	26,345		26,354,616
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds
6.80%(k)(o)		3,000		3,011,400
The Royal Bank of Scotland Capital Trust (United Kingdom), Unsecured Notes
4.71%(g)(k)(o)		45		43,000
Scottish Power Plc (United Kingdom), Unsecured Notes
4.91%(o)	03/15/10	3,200		3,175,363
Sun Life of Canada Capital Trust (Canada), Capital Securities
8.53%(b)(k)(o)		390		407,786
Suncor Energy, Inc. (Canada)
5.95%(o)	12/01/34	285		286,091
Teck Cominco Ltd. (Canada), Senior Unsecured Notes
6.12%(o)	10/01/35	2,375		2,301,665
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
5.25%(o)	11/15/13	285		276,319
6.00%(o)	09/30/34	785		710,839
7.20%(o)	07/18/36	2,400		2,498,674
Telecom Italia Capital (Luxembourg), Unsecured Notes
5.25%(o)	10/01/15	3,700		3,510,360
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(o)	06/20/16	2,400		2,504,938
7.04%(o)	06/20/36	1,800		1,922,198
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(o)	09/15/10	1,970		2,122,797
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.38%(o)	10/15/11	760		803,143
United Mexican States (Mexico), Senior Unsecured Notes
5.62%(o)	01/15/17	1,600		1,612,800
6.75%(o)	09/27/34	628		684,834
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%(o)	02/15/10	2,985		3,186,150
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.42%(g)(o)	06/29/07	11,500		11,500,724
5.45%(g)(o)	12/28/07	10,510		10,515,234

				160,682,964

TOTAL CORPORATE BONDS (Cost $542,848,312)				541,283,003

FOREIGN BONDS — 0.7%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(g)	08/08/11	1,085,000		9,208,035
Province of Manitoba (Canada), Senior Unsecured Notes (NZD)
6.38%	09/01/15	2,695		1,830,044
Province of Ontario (Canada), Unsecured Notes (NZD)
6.25%	06/16/15	6,105		4,082,391
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	901,600		7,630,379

TOTAL FOREIGN BONDS (Cost $22,865,720)				22,750,849

TAXABLE MUNICIPAL BONDS — 0.1%
Fort Irwin Land California LLC Military Housing Revenue Bonds, Class II, Series A 5.30%(b) (Cost $3,414,049)	12/15/35	3,415		3,228,917

BANK LOANS — 0.5%
Time Warner Cable, Inc. 5.76% (Cost $14,985,139)	02/24/09	15,000		14,976,570

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 0.8%
Federal Home Loan Bank, Discount Notes
4.90%(p)	04/02/07	16,500		16,497,754
5.00%(p)	04/02/07	2,500		2,499,653
Galileo Money Market Fund, 5.02%		6,426		6,425,808

TOTAL SHORT TERM INVESTMENTS (Cost $25,423,215)				25,423,215

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		3,780	(q)	1,938,486
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		5,510	(q)	1,946,683

TOTAL CALL SWAPTIONS PURCHASED (Cost $4,511,908)				3,885,169

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $196,374)		446		13,937

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF CONTRACTS		VALUE
PUT SWAPTIONS PURCHASED — 0.2%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		3,780	(q)	$2,261,053
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		4,930	(q)	78,658
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		5,510	(q)	2,468,480

TOTAL PUT SWAPTIONS PURCHASED (Cost $4,989,475)				4,808,191

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 133.5% (Cost $4,241,588,174)				4,220,378,741

	MATURITY	PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.2%
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4
5.24% (Cost $7,351,363)	11/12/35	$7,100		7,089,621

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 0.0%
Institutional Money Market Trust, 4.80%(r) (Cost $1,690,000)		1,690,000		1,690,000

TOTAL INVESTMENTS IN SECURITIES — 133.7% (Cost $4,250,629,537(a))				4,229,158,362

		PAR (000)
MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (16.2)%
Federal Home Loan Mortgage Corp. Gold 15 Year
4.50%	04/01/22	$(23,000)		(22,259,676)
5.00%	04/01/22	(4,000)		(3,943,752)
Federal Home Loan Mortgage Corp. Gold 30 Year
5.50%	04/01/37	(8,000)		(7,915,000)
Federal National Mortgage Assoc. 15 Year
5.00%	04/01/22	(42,000)		(41,409,396)
5.50%	04/01/22	(59,000)		(59,137,057)
Federal National Mortgage Assoc. 30 Year
5.00%	04/01/37	(12,000)		(11,591,256)
5.50%	04/01/37	(295,000)		(291,865,625)
6.00%	04/01/37	(5,400)		(5,438,815)
6.50%	04/01/37	(69,000)		(70,380,000)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $515,102,213)				(513,940,577)

		NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(q)	$(650,436)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(4,440	)(q)	(1,627,780)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(q)	(1,438,571)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(5,510	)(q)	(947,720)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(7,710	)(q)	(2,238,213)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $8,102,520)				(6,902,720)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(q)	(650,436)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(4,440	)(q)	(1,248,164)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(q)	(785,193)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(5,510	)(q)	(1,376,398)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(7,710	)(q)	(2,096,349)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $8,102,520)				(6,156,540)

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (0.1)%				(1,690,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.0)%				(538,318,740)

NET ASSETS — 100.0%				$3,162,149,785

(a)	Cost for federal income tax purposes is $4,251,826,098. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$7,622,546
Gross unrealized depreciation	(30,290,282)

$(22,667,736)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 5.0% of its net assets, with a current market value of $158,238,816, in securities restricted as to resale.
(c)	Security, or a portion thereof, with a market value of $10,551,996, has been pledged as collateral for swap and swaption contracts.
(d)	Rates shown are the effective yields as of March 31, 2007.
(e)	Security, or a portion thereof, subject to financing transactions.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

75

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

TOTAL RETURN PORTFOLIO II (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(f)	Security, or a portion thereof, pledged as collateral with a value of $3,054,711 on 4,820 short U.S. Treasury Note futures contracts, 873 long U.S. Treasury Note futures contracts, 127 long U.S. Treasury Bond futures contracts and 257 long Euro-Bund futures contracts expiring June 2007 and 998 long Euro-dollar futures contracts expiring December 2008. The value of such contracts on March 31, 2007 was $895,675,864, with an unrealized loss of $477,663 (including commissions of $16,357).
(g)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(h)	Interest rate of underlying collateral.
(i)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $9,641,578 which represents 0.3% of net assets.
(j)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.3% of its net assets, with a current market value of $9,590,979 in these securities.
(k)	The security is a perpetual bond and has no stated maturity date.
(l)	Total or partial security on loan.
(m)	Security in default.
(n)	As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(o)	U.S. dollar denominated security issued by foreign domiciled entity.
(p)	The rate shown is the effective yield at the time of purchase.
(q)	Each swaption contract is equivalent to $10,000 notional amount.
(r)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.7%
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	$100	$103,794
Small Business Administration Participation Certificates, Series 98-20J, Class 1
5.50%	10/01/18	94	95,077
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1
4.63%	03/10/13	924	901,281
U.S. Treasury Bonds
4.75%	02/15/37	1,620	1,594,688
U.S. Treasury Notes
4.75%(b)	01/31/12	2,500	2,521,778
4.62%(c)	02/12-02/17	170,620	170,869,490
4.88%(b)	08/15/16	8,100	8,228,458

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $184,610,835)			184,314,566

MORTGAGE PASS-THROUGHS — 148.3%
Federal Home Loan Mortgage Corp.
13.00%	09/10-02/16	194	215,657
11.00%	04/12-09/20	101	112,215
12.00%	06/13-06/20	109	121,049
11.50%	07/13-06/20	129	140,155
12.50%	12/15-07/19	164	175,537
10.00%(d)	07/01/19	0	275
Federal Home Loan Mortgage Corp. ARM
5.01%(e)	10/01/35	14,569	14,495,127
Federal Home Loan Mortgage Corp. Gold
8.00%	01/08-08/32	1,875	1,958,344
6.00%(b)	01/09-01/33	38,990	39,619,661
7.50%	05/09-12/32	11,849	12,375,672
5.50%(b)	02/01/22	8,953	8,972,407
8.50%	01/25-07/25	225	241,623
6.50%	03/29-10/32	2,174	2,242,074
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
4.50%	04/01/22	41,400	40,067,417
5.00%	04/01/22	10,600	10,450,943
6.00%	04/01/22	2,000	2,032,500
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.00%	04/01/37	42,000	40,582,500
5.50%	04/01/37	145,100	143,558,313
6.00%	04/01/37	15,300	15,419,524
6.50%	04/01/37	9,000	9,177,192
Federal National Mortgage Assoc.
7.00%	08/09-12/11	12	12,504
11.00%	02/11-08/20	238	262,784
8.50%	08/12-07/23	802	861,428
5.10%	02/01/13	39,220	39,187,490
13.00%	09/13-03/15	204	228,631
8.00%	08/14-09/27	25	26,439
5.97%	08/01/16	13,834	14,510,759
4.50%	12/01/20	99	96,181
7.50%	09/25-12/32	4,043	4,231,879
6.50%(b)	07/29-04/35	7,890	8,112,135
5.82%(e)	07/01/36	18,998	19,063,935
5.00%(b)	12/36-01/37	7,999	7,728,228
Federal National Mortgage Assoc. 15 Year TBA
4.50%	04/01/22	238,000	230,339,256
5.00%	04/01/22	416,400	410,551,373
6.00%	04/01/22	60,500	61,483,125
Federal National Mortgage Assoc. 30 Year TBA
4.50%	04/01/37	7,900	7,423,535
5.00%	04/01/37	262,200	253,268,944
5.50%	04/01/37	1,077,100	1,065,655,813
6.00%	04/01/37	128,900	129,826,533
6.50%	04/01/37	10,300	10,506,000
Federal National Mortgage Assoc. ARM
4.85%(e)	09/01/35	23,771	23,647,183
4.95%(e)	09/01/35	29,962	29,706,760
Government National Mortgage Assoc. I
6.09%	10/15/08	34,400	36,132,601
6.00%	01/14-11/31	1,925	1,957,089
5.50%	03/14-04/29	664	665,337
10.50%	01/15/16	4	4,533
7.00%	06/23-04/32	2,968	3,104,655
7.50%	02/25-12/31	3,597	3,755,152
Government National Mortgage Assoc. I 30 Year TBA
5.00%	04/01/37	40,200	39,107,042
6.00%	04/01/37	71,000	71,710,000
Government National Mortgage Assoc. II
8.00%	04/20/13	62	65,210

TOTAL MORTGAGE PASS-THROUGHS (Cost $2,822,098,659)			2,815,190,719

COLLATERALIZED MORTGAGE OBLIGATIONS — 70.0%
ABN Amro Mortgage Corp., Series 03-7, Class A1
4.75%	07/25/18	26,409	25,782,231
Banc of America Mortgage Securities, Series 03-5, Class 2A1
5.00%	07/25/18	17,842	17,468,111
Chase Mortgage Finance Corp., Series 03-S12, Class 2A1
5.00%	12/25/18	27,026	26,685,849
Chase Mortgage Finance Corp., Series 03-S3, Class A1
5.00%	03/25/18	3,788	3,715,702
Chase Mortgage Finance Corp., Series 03-S4, Class 2A1
5.00%	04/25/18	10,561	10,475,656
Countrywide Alternative Loan Trust, Series 06-41CB, Class 2A17
6.00%	01/25/37	24,852	25,089,984
Countrywide Alternative Loan Trust, Series 06-43CB, Class 1A7
6.00%	02/25/37	29,107	29,272,399
Countrywide Home Loans, Series 04-J1, Class 2A1
4.75%	01/25/19	12,288	12,089,021
Countrywide Home Loans, Series 04-J4, Class 2A1
5.00%	05/25/19	1,949	1,933,924

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

77

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Countrywide Home Loans, Series 06-20, Class 1A33
6.00%	02/25/37	$33,866	$34,229,588
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1
5.25%	10/25/19	1,574	1,571,016
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 8A1
5.00%	09/25/18	16,325	16,060,359
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1
5.00%	04/25/18	8,272	8,085,096
Credit Suisse First Boston Mortgage Securities Corp., Series 05-11, Class 6A5
6.00%	12/25/35	10,874	11,015,314
Credit Suisse First Boston Mortgage Securities Corp., Series 05-4, Class 3A16
5.50%	06/25/35	12,469	12,573,990
Credit Suisse First Boston Mortgage Securities Corp., Series 05-5, Class 2A8
5.50%	07/25/35	8,531	8,574,899
Credit Suisse First Boston Mortgage Securities Corp., Series 4A1, Class 03-10
5.00%	05/25/18	10,711	10,418,920
Deutsche Mortgage Securities, Inc., Series 04-1, Class 2A1
4.75%	10/25/18	12,948	12,737,975
Federal Home Loan Mortgage Corp., Series 1220, Class A
5.72%(e)	02/15/22	297	296,627
Federal Home Loan Mortgage Corp., Series 1220, Class B (IO)
536.00%(f)	02/15/22	2,567	32,107
Federal Home Loan Mortgage Corp., Series 239, Class F29
5.57%(e)	08/15/36	73,249	73,437,270
Federal Home Loan Mortgage Corp., Series 239, Class F30
5.62%(e)	08/15/36	73,249	73,477,034
Federal Home Loan Mortgage Corp., Series 240, Class F22
5.67%(e)	07/15/36	89,577	89,823,537
Federal Home Loan Mortgage Corp., Series 2634, Class TH
4.50%	06/15/18	9,522	9,004,922
Federal Home Loan Mortgage Corp., Series 2656, Class AB
5.50%	08/15/33	11,655	11,670,620
Federal Home Loan Mortgage Corp., Series 2743, Class HE
4.50%	02/15/19	8,890	8,451,678
Federal Home Loan Mortgage Corp., Series 2746, Class EG
4.50%	02/15/19	7,800	7,419,754
Federal Home Loan Mortgage Corp., Series 2783, Class AY
4.00%	04/15/19	13,336	12,109,650
Federal Home Loan Mortgage Corp., Series 2798, Class JK
4.50%	05/15/19	10,482	9,947,204
Federal Home Loan Mortgage Corp., Series 2804, Class EB
5.50%	07/15/30	$11,527	$11,590,881
Federal Home Loan Mortgage Corp., Series 2827, Class DG
4.50%	07/15/19	11,152	10,506,574
Federal Home Loan Mortgage Corp., Series 2882, Class UW
4.50%	11/15/19	11,690	10,957,049
Federal Home Loan Mortgage Corp., Series 2899, Class KT
4.50%	12/15/19	7,962	7,455,893
Federal Home Loan Mortgage Corp., Series 2924, Class DB
4.50%	01/15/20	9,849	9,261,472
Federal Home Loan Mortgage Corp., Series 2948, Class KT
4.50%	03/15/20	6,561	6,133,728
Federal Home Loan Mortgage Corp., Series 2957, Class KN
5.50%	06/15/30	19,121	19,144,100
Federal Home Loan Mortgage Corp., Series 2958, Class MD
5.50%	01/15/31	15,000	15,016,892
Federal Home Loan Mortgage Corp., Series 2963, Class DL
5.50%	02/15/31	9,214	9,232,625
Federal Home Loan Mortgage Corp., Series 2971, Class GD
5.00%	05/15/20	16,450	16,028,169
Federal Home Loan Mortgage Corp., Series 2987, Class HE
4.50%	06/15/20	7,800	7,367,910
Federal Home Loan Mortgage Corp., Series 2995, Class JK
4.50%	06/15/20	6,045	5,681,667
Federal Home Loan Mortgage Corp., Series 3042, Class EA
4.50%	09/15/35	20,899	19,085,489
Federal Home Loan Mortgage Corp., Series 3081, Class CP
5.50%	10/15/34	9,000	8,923,873
Federal Home Loan Mortgage Corp., Series 3136, Class PD
6.00%	12/15/34	9,000	9,180,377
Federal Home Loan Mortgage Corp., Series 3150, Class EK
5.00%	05/15/25	22,500	22,362,397
Federal Home Loan Mortgage Corp., Series 3192, Class GA
6.00%	03/15/27	26,828	27,125,849
Federal Home Loan Mortgage Corp., Series 3215, Class QH
6.00%	09/15/36	9,656	9,672,825
Federal Home Loan Mortgage Corp., Series 3218, Class BG
6.00%	09/15/36	9,740	9,917,284
Federal Home Loan Mortgage Corp., Series 3242, Class NC
5.75%	12/15/28	24,893	25,079,232
Federal Home Loan Mortgage Corp., Series R008, Class FK
5.72%(e)	07/15/23	70,858	71,194,721
Federal Home Loan Mortgage Corp., Series SF4, Class B
2.37%	12/15/09	2,620	2,583,291

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Series 02-59, Class B
5.50%	09/25/17	$12,491	$12,583,156
Federal National Mortgage Assoc., Series 03-130, Class SP (IO)
1.68%(f)	08/25/28	3,664	73,119
Federal National Mortgage Assoc., Series 03-28, Class TB
5.00%	08/25/22	4,475	4,409,974
Federal National Mortgage Assoc., Series 03-41, Class YF
5.62%(e)	06/25/28	12,785	12,815,006
Federal National Mortgage Assoc., Series 04-29, Class FW
5.62%(e)	12/25/17	5,039	5,060,065
Federal National Mortgage Assoc., Series 04-61, Class TF
5.72%(e)	10/25/31	13,942	14,032,690
Federal National Mortgage Assoc., Series 05-103, Class AT
5.50%	06/25/24	15,782	15,848,008
Federal National Mortgage Assoc., Series 05-25, Class PD
5.50%	11/25/30	13,934	13,929,066
Federal National Mortgage Assoc., Series 05-36, Class CD
5.50%	11/25/31	18,300	18,340,244
Federal National Mortgage Assoc., Series 06-106, Class PA
5.50%	06/25/30	35,924	36,033,224
Federal National Mortgage Assoc., Series 2618, Class PT
4.50%	10/15/31	15,000	14,245,419
Federal National Mortgage Assoc., Series 273, Class 2 (IO)
7.00%(f)	08/01/26	185	40,367
Federal National Mortgage Assoc., Series 353, Class 2 (IO)
5.00%(f)	07/01/34	36,703	8,730,501
Federal National Mortgage Assoc., Series 367, Class 2 (IO)
5.50%(f)	01/25/36	36,015	8,431,013
Federal National Mortgage Assoc., Series 370, Class 2 (IO)
6.00%(f)	05/25/36	23,940	4,804,996
First Horizon Alternative Mortgage Securities Corp., Series 05-FA9, Class A5
5.50%	12/25/35	9,508	9,538,223
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 03-J10, Class A1
4.75%	01/25/19	43,567	42,467,782
Government National Mortgage Assoc., Series 03-105, Class A
4.50%	11/16/27	21,014	20,731,272
J.P. Morgan Alternative Loan Trust, Series 06-S1, Class 3A1A
5.35%(e)	03/25/36	8,944	8,917,950
J.P. Morgan Mortgage Trust, Series 05-A2, Class 4A1
5.21%(e)	04/25/35	20,446	20,136,272
Master Asset Securitization Trust, Series 03-4, Class 2A7
4.75%	05/25/18	7,685	7,582,563
Master Asset Securitization Trust, Series 03-5, Class 2A1
5.00%	06/25/18	10,094	9,932,620
Master Asset Securitization Trust, Series 03-7, Class 2A1
4.75%	08/25/18	13,889	13,675,003
Master Asset Securitization Trust, Series 04-8, Class 3A1
5.25%	08/25/19	1,050	1,036,149
Residential Asset Securitization Trust, Series 06-A10, Class A4
6.50%	09/25/36	16,787	17,128,713
Residential Funding Mortgage Securities I, Inc., Series 03-S16, Class A3
5.00%	09/25/18	13,645	13,358,910
Residential Funding Mortgage Securities I, Inc., Series 03-S8, Class A1
5.00%	05/25/18	14,434	14,216,195
Residential Funding Mortgage Securities I, Inc., Series 06-S1, Class 1A5
5.25%	01/25/36	9,316	9,292,363
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)
11.00%(f)	02/17/17	27	7,271
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)
11.50%(g)	02/17/17	27	23,213
Structured Asset Securities Corp., Series 05-6, Class 5A6
5.00%	05/25/35	12,816	12,771,680
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A
5.00%	11/25/18	868	861,851
Washington Mutual, Series 03-S3, Class 2A1
5.00%	05/25/18	9,831	9,745,299
Washington Mutual, Series 03-S5, Class 2A
5.00%	06/25/18	12,260	12,152,422
Washington Mutual, Series 03-S7, Class A1
4.50%	08/25/18	13,962	13,557,361
Washington Mutual, Series 03-S8, Class A2
5.00%	09/25/18	8,976	8,832,932
Washington Mutual, Series 04-AR12, Class A3
5.64%(e)	10/25/44	641	641,024
Wells Fargo Mortgage Backed Securities Trust, Series 04-8, Class A1
5.00%	08/25/19	1,008	993,190
Wells Fargo Mortgage Backed Securities Trust, Series 05-13, Class A1
5.00%	11/25/20	14,706	14,615,304

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,325,526,417)			1,328,545,145

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

79

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES — 9.5%
Federal National Mortgage Assoc., Series 98-M1 (IO)
0.89%(f)	02/25/13	$16,125	$176,656
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/20/32	18,719	18,666,856
Government National Mortgage Assoc., Series 01-58, Class C
5.48%(e)	08/16/27	20,000	20,240,132
Government National Mortgage Assoc., Series 04-10 (IO)
0.97%(f)	01/16/44	56,934	2,405,801
Government National Mortgage Assoc., Series 04-77 (IO)
0.93%(f)	09/16/44	151,895	6,934,568
Government National Mortgage Assoc., Series 04-97, Class C
4.52%(e)	02/16/28	8,400	8,128,735
Government National Mortgage Assoc., Series 05-10, Class ZB
5.18%(e)	12/16/44	3,063	2,836,321
Government National Mortgage Assoc., Series 05-12, Class C
4.66%	12/16/30	20,000	19,467,954
Government National Mortgage Assoc., Series 05-29, Class Z
4.25%(e)	04/16/45	4,881	3,809,591
Government National Mortgage Assoc., Series 05-50 (IO)
1.00%(f)	06/16/45	33,373	2,113,932
Government National Mortgage Assoc., Series 05-59, Class ZA
4.96%(e)	03/16/46	9,363	8,325,573
Government National Mortgage Assoc., Series 05-67, Class Z
4.72%(e)	08/16/45	5,903	5,106,876
Government National Mortgage Assoc., Series 05-9 (IO)
0.77%(f)	01/16/45	134,650	6,944,456
Government National Mortgage Assoc., Series 05-9, Class Z
4.65%(e)	01/16/45	5,508	4,714,322
Government National Mortgage Assoc., Series 05-90 (IO)
0.90%(f)	11/16/45	133,072	7,074,472
Government National Mortgage Assoc., Series 06-15 (IO)
0.91%(f)	04/16/46	139,574	7,138,789
Government National Mortgage Assoc., Series 06-30 (IO)
0.80%(f)	05/16/46	50,591	2,827,849
Government National Mortgage Assoc., Series 06-5 (IO)
0.79%(f)	01/16/46	132,113	7,161,197
Greenwich Capital Commercial Funding Corp., Series 06-GG7, Class A4
5.91%(e)	07/10/38	8,500	8,872,162
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-CB15, Class A4
5.81%(e)	06/12/43	16,500	17,022,916
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A4
5.88%(e)	04/15/45	13,000	13,541,785
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%(e)	11/25/33	5,173	5,142,284
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(e)	07/15/25	53	52,792
Structured Asset Receivables Trust, Series 03-2
5.72%(e)(h)(i)(j)	01/21/09	912	911,292

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $181,362,807)			179,617,311

PROJECT LOANS — 0.0%
Government National Mortgage Assoc. I, Construction Loan Commitment
3.00% (Cost $99,920)	04/15/20	98	101,408

ASSET BACKED SECURITIES — 0.8%
Countrywide Home Equity Loan Trust, Series 04-K, Class 2A
5.62%(e)(k)	02/15/34	3,200	3,204,684
Federal National Mortgage Assoc. Grantor Trust, Series 04-T9, Class A1
5.46%(e)	04/25/35	6,272	6,275,897
Federal National Mortgage Assoc. Whole Loan, Series 96-W1, Class AL
7.25%	03/25/26	850	873,412
Option One Mortgage Loan Trust, Series 06-1, Class 2A1
5.39%(e)	01/25/36	3,893	3,893,697
Residential Asset Mortgage Products, Inc., Series 04-RS9, Class AII2
5.66%(e)	05/25/34	1,277	1,278,324
Wells Fargo Home Equity Trust, Series 04-2, Class A32
5.66%(e)	02/25/32	385	384,883

TOTAL ASSET BACKED SECURITIES (Cost $15,896,107)			15,910,897

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 1.5%
Federal Home Loan Mortgage Corp., Discount Notes
4.97%(l)	04/02/07	20,600	20,597,156
Galileo Money Market Fund, 5.02%		8,667	8,666,639

TOTAL SHORT TERM INVESTMENTS (Cost $29,263,795)			29,263,795

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GOVERNMENT INCOME PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF CONTRACTS		VALUE
CALL OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $110, Expires 05/25/07 (Cost $40,750)		91		$15,641

CALL SWAPTIONS PURCHASED — 0.1%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07 (Cost $1,960,800)		12,900	(m)	1,353,210

PUT SWAPTIONS PURCHASED — 0.1%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07 (Cost $1,999,500)		12,900	(m)	2,275,560

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 240.0% (Cost $4,562,859,590)				4,556,588,252

	MATURITYT	PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42 7.43% (Cost $640)	09/01/22	$1		622

TOTAL INVESTMENTS IN SECURITIES — 240.0% (Cost $4,562,860,230(a))				4,556,588,874

MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (46.1)%
Federal Home Loan Mortgage Corp. Gold 15 Year
5.50%	04/01/22	(8,300)		(8,315,562)
6.00%	04/01/22	(30,800)		(31,300,500)
Federal Home Loan Mortgage Corp. Gold 30 Year
6.00%	04/01/37	(5,800)		(5,845,310)
Federal National Mortgage Assoc. 15 Year
5.00%	04/01/22	(41,400)		(40,824,623)
Federal National Mortgage Assoc. 30 Year
5.00%	04/01/37	(8,000)		(7,727,504)
5.50%	04/01/37	(726,000)		(718,286,250)
6.00%	04/01/37	(62,000)		(62,445,656)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $876,609,713)				(874,745,405)

		NUMBER OF CONTRACTS
CALL SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(610	)(m)	(116,014)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07		(12,900	)(m)	(1,354,500)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $2,337,020)				(1,470,514)

		NUMBER OF CONTRACTS		VALUE
PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(610	)(m)	$(116,013)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07		(12,900	)(m)	(2,391,660)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $2,337,020)				(2,507,673)

LIABILITIES IN EXCESS OF OTHER ASSETS — (93.7)%				(1,779,079,717)

NET ASSETS — 100.0%				$1,898,785,565

(a)	Cost for federal income tax purposes is $4,567,623,533. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,561,644
Gross unrealized depreciation	(16,596,303)

$(11,034,659)

(b)	Security, or a portion thereof, with a market value of $26,671,247, has been pledged as collateral for swap and swaption contracts.
(c)	Security, or a portion thereof, subject to financing transactions.
(d)	Par held at March 31, 2007 is less than $500.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	Rates shown are the effective yields as of March 31, 2007.
(g)	Interest rate of underlying collateral.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held less than 0.1% of its net assets, with a current market value of $911,292, in securities restricted as to resale.
(i)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $911,292 which represents less than 0.1% of net assets.
(j)	Security is illiquid. As of March 31, 2007, the Portfolio held less than 0.1% of its net assets, with a current market value of $911,292 in these securities.
(k)	Security, or a portion thereof, pledged as collateral with a value of $2,944,031 on 3,877 short U.S. Treasury Note futures contracts, 338 long U.S. Treasury Note futures contracts and 94 long U.S. Treasury Bond futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $781,647,517, with an unrealized gain of $802,305 (including commissions of $9,421).
(l)	The rate shown is the effective yield at the time of purchase.
(m)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

81

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INFLATION PROTECTED BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY		PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 91.9%
U.S. Treasury Inflation Protected Bonds
2.38%	01/25-01/27		$13,325	$14,191,857
2.00%	01/15/26		3,025	2,931,971
3.62%	04/15/28		4,979	7,584,747
3.88%(b)	04/15/29		1,925	3,008,715
3.38%	04/15/32		1,500	2,085,675
U.S. Treasury Inflation Protected Notes
3.88%	01/15/09		950	1,215,352
0.88%(c)	04/15/10		8,545	8,827,998
3.38%	01/15/12		1,891	2,286,940
3.00%	07/15/12		1,280	1,510,459
1.88%	07/13-07/15		12,020	12,899,349
2.00%	01/14-01/16		13,215	14,225,657
1.62%(d)	01/15/15		5,015	5,103,601
2.50%	07/15/16		1,866	1,919,168
2.38%	01/15/17		2,765	2,816,402

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $81,270,170)				80,607,891

MORTGAGE PASS-THROUGHS — 1.1%
Federal National Mortgage Assoc. ARM
4.38%(e)	06/01/34		337	334,895
4.64%(e)	02/01/35		675	670,323

TOTAL MORTGAGE PASS-THROUGHS (Cost $1,015,776)				1,005,218

CORPORATE BONDS — 3.6%
Finance — 2.8%
Student Loan Marketing Corp., Senior Unsecured Notes
3.67%(e)	04/01/09		2,500	2,410,050

Yankee — 0.8%
United Mexican States (Mexico), Senior Unsecured Notes
6.75%(f)	09/27/34		50	54,525
VTB Capital SA (Luxembourg), Unsecured Notes
5.96%(e)(f)	08/01/08		650	650,650

				705,175

TOTAL CORPORATE BONDS (Cost $3,202,916)				3,115,225

FOREIGN BONDS — 1.5%
Government of France, Treasury Inflation Protected Bonds (EUR)
1.80%	07/25/40		605	771,786
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(e)	08/08/11		38,000	322,494
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07		26,100	220,888

TOTAL FOREIGN BONDS (Cost $1,332,421)				1,315,168

	NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS — 4.0%
Galileo Money Market Fund, 5.02% (Cost $3,561,492)	3,561,492		$3,561,492

	NUMBER OF CONTRACTS
CALL OPTIONS PURCHASED — 0.0%
June Euro-dollar futures, Strike Price $95.25, Expires 06/18/07	64		800
December Euro-dollar futures, Strike Price $95.5, Expires 12/17/07	126		37,013

TOTAL CALL OPTIONS PURCHASED (Cost $63,461)			37,813

CALL SWAPTIONS PURCHASED — 0.6%
Chase Bank, Strike Rate 5.575%, Expires 01/19/17	800	(g)	290,240
Lehman Brothers, Strike Rate 5.340%, Expires 03/02/12	430	(g)	146,200
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	160	(g)	56,528

TOTAL CALL SWAPTIONS PURCHASED (Cost $558,837)			492,968

PUT SWAPTIONS PURCHASED — 0.7%
Chase Bank, Strike Rate 5.575%, Expires 01/19/17	800	(g)	338,480
Deutsche Bank, Strike Rate 5.350%, Expires 05/29/07	310	(g)	8,846
Lehman Brothers, Strike Rate 5.340%, Expires 03/02/12	430	(g)	199,262
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	160	(g)	71,680

TOTAL PUT SWAPTIONS PURCHASED (Cost $573,097)			618,268

TOTAL INVESTMENTS IN SECURITIES — 103.4% (Cost $91,578,170(a))			90,754,043

CALL SWAPTIONS WRITTEN — (0.7)%
Barclays Capital, Strike Rate 5.250%, Expires 02/08/08	(710	)(g)	(149,029)
Barclays Capital, Strike Rate 5.430%, Expires 02/16/10	(1,090	)(g)	(383,959)
Deutsche Bank, Strike Rate 5.400%, Expires 06/15/07	(110	)(g)	(22,812)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(160	)(g)	(27,520)
Union Bank, Strike Rate 5.340%, Expires 02/06/09	(120	)(g)	(34,836)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $577,243)			(618,156)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

82

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INFLATION PROTECTED BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF CONTRACTS		V ALUE
PUT SWAPTIONS WRITTEN — (0.6)%
Barclays Capital, Strike Rate 5.250%, Expires 02/08/08	(710	)(g)	$(124,604)
Barclays Capital, Strike Rate 5.430%, Expires 02/16/10	(1,090	)(g)	(352,118)
Deutsche Bank, Strike Rate 5.800%, Expires 06/15/07	(110	)(g)	(207)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(160	)(g)	(39,968)
Union Bank, Strike Rate 5.340%, Expires 02/06/09	(120	)(g)	(32,628)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $575,311)			(549,525)

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1)%			(1,856,803)

NET ASSETS — 100.0%			$87,729,559

(a)	Cost for federal income tax purposes is $91,865,735. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,961,587
Gross unrealized depreciation	(3,073,279)

$(1,111,692)

(b)	Security, or a portion thereof, pledged as collateral with a value of $625,127 on 155 short U.S. Treasury Note futures contracts, 14 long U.S. Treasury Note futures contracts, 45 short U.S. Treasury Bond futures contracts, 28 short Euro-dollar futures contracts and 8 short Euro-BUXL futures contracts expiring June 2007 and 81 long Euro-dollar futures contracts expiring December 2007. The value of such contracts on March 31, 2007 was $51,373,941, with an unrealized gain of $154,083 (including commissions of $810).
(c)	Security, or a portion thereof, subject to financing transactions.
(d)	Security, or a portion thereof, with a market value of $203,514, has been pledged as collateral for swap and swaption contracts.
(e)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

83

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GNMA PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.5%
U.S. Treasury Notes
4.62% (Cost $4,500,000)	02/15/17	$4,500	$4,490,861

MORTGAGE PASS-THROUGHS — 121.1%
Federal Home Loan Mortgage Corp.
Gold
6.00%	11/13-10/21	437	444,556
9.00%	12/01/19	1	610
5.50%	01/01/22	297	297,331
7.50%	02/27-03/27	7	7,359
6.50%	01/01/30	1	733
4.50%	10/01/35	194	182,055
Federal Home Loan Mortgage Corp.
Gold 15 Year TBA
5.50%	04/01/22	400	400,750
Federal National Mortgage Assoc.
8.00%	08/01/14	62	64,496
4.00%	07/01/18	119	112,578
4.50%	08/20-10/21	1,829	1,770,523
5.00%	01/21-02/37	378	368,765
6.00%	08/21-10/21	849	863,094
8.50%	10/01/24	4	4,358
6.50%	01/28-04/35	1,027	1,057,107
5.50%	12/32-04/35	9,738	9,656,225
Federal National Mortgage Assoc. 15 Year TBA
5.00%	04/01/22	200	197,188
5.50%	04/01/22	100	100,219
Federal National Mortgage Assoc. 30 Year TBA
4.50%	04/01/37	1,300	1,221,594
5.00%	04/01/37	1,000	965,938
5.50%	04/01/37	10,000	9,893,750
6.00%	04/01/37	1,100	1,107,907
Government National Mortgage Assoc. I
8.00%	12/07-07/17	186	196,164
5.50%	11/08-01/36	4,707	4,715,876
6.50%(b)	03/16-11/34	4,850	4,977,946
7.00%	09/17-05/32	991	1,035,499
9.00%	05/18-06/21	157	169,234
10.00%	12/15/20	3	3,535
7.50%	01/26-11/29	356	371,531
6.00%	01/28-12/36	14,392	14,598,340
4.50%	12/34-01/35	4,566	4,324,208
5.00%	05/36-06/36	4,427	4,308,107
Government National Mortgage Assoc. I 30 Year TBA
5.00%	04/01/37	25,700	24,929,000
6.00%	04/01/37	23,400	23,634,000
Government National Mortgage Assoc. II
7.00%	03/24-05/27	338	352,109
8.00%	08/20/24	156	164,464
7.50%	10/20/25	28	28,649
6.00%	02/29-05/36	18,509	18,735,410
5.50%	05/34-02/37	67,774	67,307,893
6.50%	10/20/34	10,299	10,553,685
5.00%	11/20/35	5,538	5,370,712
Government National Mortgage Assoc. II ARM
3.50%(c)	07/20/34	6,708	6,554,982

TOTAL MORTGAGE PASS-THROUGHS (Cost $221,874,552)			221,048,480

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
Countrywide Home Loans, Series 04-J4, Class 2A1
5.00%	05/25/19	543	539,154
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1
5.25%	10/25/19	441	440,129
Federal National Mortgage Assoc., Series 03-130, Class SP (IO)
1.68%(d)	08/25/28	4,149	82,799
Master Asset Securitization Trust, Series 04-8, Class 3A1
5.25%	08/25/19	290	286,465
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A
5.00%	11/25/18	242	240,274
Wells Fargo Mortgage Backed Securities Trust, Series 04-8, Class A1
5.00%	08/25/19	279	274,712

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,896,010)			1,863,533

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.6%
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%(c)	11/25/33	1,618	1,608,053
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(c)	07/15/25	159	158,376
Structured Asset Receivables Trust, Series 03-2
5.72%(c)(e)(f)(g)	01/21/09	1,166	1,165,259

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,898,617)			2,931,688

ASSET BACKED SECURITIES — 1.1%
Option One Mortgage Loan Trust, Series 06-1, Class 2A1
5.39%(c) (Cost $1,986,320)	01/25/36	1,986	1,986,580

		PAR /SHARES (000)
SHORT TERM INVESTMENTS — 7.1%
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(h)	04/02/07	5,000	4,999,319
Galileo Money Market Fund, 5.02%		7,900	7,900,028

TOTAL SHORT TERM INVESTMENTS (Cost $12,899,347)			12,899,347

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

84

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

GNMA PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF CONTRACTS		VALUE
CALL OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $110, Expires 05/25/07 (Cost $2,687)		6		$1,031

CALL SWAPTIONS PURCHASED — 0.0%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07 (Cost $45,600)		300	(i)	31,470

PUT SWAPTIONS PURCHASED — 0.0%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07 (Cost $ 46,500)		300	(i)	52,920

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 134.4% (Cost $246,149,633)				245,305,910

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42 7.43% (Cost $3,284)	09/01/22	$3		3,265

TOTAL INVESTMENTS IN SECURITIES — 134.4% (Cost $246,152,917(a))				245,309,175

MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (10.1)%
Federal Home Loan Mortgage Corp. Gold 15 Year
6.00%	04/01/22	(400)		(406,500)
Federal National Mortgage Assoc. 15 Year
6.00%	04/01/22	(800)		(813,000)
Federal National Mortgage Assoc. 30 Year
5.50%	04/01/37	(9,800)		(9,695,875)
Government National Mortgage Assoc. I 30 Year
5.50%	04/01/37	(7,500)		(7,436,700)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $18,392,094)				(18,352,075)

		NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS WRITTEN — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(300	)(i)	$(57,055)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07		(300	)(i)	(31,500)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $179,250)				(88,555)

PUT SWAPTIONS WRITTEN — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(300	)(i)	(57,056)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07		(300	)(i)	(55,620)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $179,250)				(112,676)

LIABILITIES IN EXCESS OF OTHER ASSETS — (24.2)%				(44,179,611)

NET ASSETS — 100.0%				$182,576,258

(a)	Cost for federal income tax purposes is $246,171,676. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$709,513
Gross unrealized depreciation	(1,572,014)

$(862,501)

(b)	Security, or a portion thereof, pledged as collateral with a value of $691,672 on 539 short U.S. Treasury Note futures contracts and 192 long U.S. Treasury Note futures contracts expiring June 2007.

The value of such contracts on March 31, 2007 was $81,168,813, with an unrealized gain of $35,988 (including commissions of $1,608).

(c)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(d)	Rates shown are the effective yields as of March 31, 2007.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 0.6% of its net assets, with a current market value of $1,165,259, in securities restricted as to resale.
(f)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $1,165,259 which represents 0.6% of net assets.
(g)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.6% of its net assets, with a current market value of $1,165,259 in these securities.
(h)	The rate shown is the effective yield at the time of purchase.
(i)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

85

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 12.6%
Federal Home Loan Mortgage Corp., Unsecured Notes
3.00%	04/19/07	$5,900	$5,893,575
Federal National Mortgage Assoc., Unsecured Notes
2.35%	04/05/07	7,880	7,878,062
Overseas Private Investment Co.
4.09%	05/29/12	493	465,951
4.30%	05/29/12	1,380	1,338,862
4.64%	05/29/12	1,035	1,018,026
4.68%	05/29/12	585	558,573
4.87%	05/29/12	4,430	4,399,034
5.40%	05/29/12	5,508	5,754,249
Resolution Funding Corp., Strip Bonds
6.29%(b)	07/15/18	1,725	989,389
6.30%(b)	10/15/18	1,725	975,453
Small Business Administration Participation Certificates, Series 96-20B, Class 1
6.38%	02/01/16	1,626	1,669,644
Small Business Administration Participation Certificates, Series 96-20K, Class 1
6.95%	11/01/16	2,391	2,477,408
Small Business Administration Participation Certificates, Series 97, Class A
6.10%(c)(d)	08/15/22	452	448,256
Small Business Administration Participation Certificates, Series 97-20B, Class 1
7.10%	02/01/17	1,918	1,995,212
Small Business Administration Participation Certificates, Series 97-20F, Class 1
7.20%	06/01/17	538	560,180
Small Business Administration Participation Certificates, Series 97-20G, Class 1
6.85%	07/01/17	3,553	3,684,019
U.S. Treasury Bonds
6.00%(e)	02/15/26	4,280	4,837,402
4.50%(e)(f)	02/15/36	4,625	4,360,505
U.S. Treasury Inflation Protected Bonds
2.00%	01/15/26	8,080	7,831,514
2.38%	01/15/27	2,030	2,054,366
U.S. Treasury Notes
4.88%	08/15/16	6,100	6,196,740
4.62%(f)	11/16-02/17	28,420	28,364,546

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $93,197,539)			93,750,966

MORTGAGE PASS-THROUGHS — 52.7%
Federal Home Loan Mortgage Corp. ARM
4.36%(d)	01/01/35	6,332	6,247,551
Federal Home Loan Mortgage Corp. Gold
6.50%	03/09-12/30	578	590,854
4.00%	05/01/10	1,642	1,605,907
6.00%	11/14-02/32	1,203	1,224,041
5.50%	10/01/17	856	859,849
4.50%	05/18-08/20	10,144	9,847,422
5.00%	12/18-04/36	2,757	2,704,713
7.50%	11/25-10/27	20	21,423
7.00%	04/29-04/32	47	49,200
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.00%	04/01/22	7,000	6,901,566
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	04/01/37	37,000	36,606,875
6.00%	04/01/37	10,000	10,078,120
6.50%	04/01/37	13,000	13,255,944
Federal National Mortgage Assoc.
7.00%	08/08-06/32	814	847,679
6.50%	02/11-11/36	13,667	13,951,769
5.50%	09/13-12/35	45,882	45,656,849
5.00%	01/18-07/35	23,193	22,912,062
4.00%	05/01/19	4,545	4,296,129
4.50%	06/19-04/21	6,964	6,745,739
6.00%	01/21-05/36	18,968	19,243,734
Federal National Mortgage Assoc. 15 Year TBA
4.50%	04/01/22	4,000	3,871,248
5.00%	04/01/22	7,600	7,493,129
5.50%	04/01/22	48,400	48,507,924
6.00%	04/01/22	26,000	26,422,500
Federal National Mortgage Assoc. 30 Year TBA
4.50%	04/01/37	9,000	8,457,192
5.00%	04/01/37	51,000	49,262,838
5.50%	04/01/37	19,000	18,798,125
6.00%	04/01/37	15,100	15,208,539
7.00%	04/01/37	800	825,000
Federal National Mortgage Assoc. ARM
4.26%(d)	12/01/34	5,596	5,533,220
Government National Mortgage Assoc. I
9.50%	09/16-11/16	16	17,366
9.00%	03/15/18	13	13,439
6.50%	12/23-10/34	737	758,332
6.00%	11/28-10/33	427	433,755
5.50%	11/15/33	39	38,639
Government National Mortgage Assoc. I 30 Year TBA
6.00%	04/01/37	2,000	2,020,000

TOTAL MORTGAGE PASS-THROUGHS (Cost $392,203,944)			391,308,672

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.2%
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(b)	08/01/35	3,843	878,757
Federal Home Loan Mortgage Corp., Series 2587, Class WX
5.00%	03/15/18	2,370	2,318,319
Federal Home Loan Mortgage Corp., Series 2825, Class VP
5.50%	06/15/15	3,291	3,322,671
Federal Home Loan Mortgage Corp., Series 2933, Class HD
5.50%	02/15/35	3,425	3,456,052

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

86

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp., Series 3033, Class JB
5.50%	11/15/32	$3,143	$3,174,818
Federal National Mortgage Assoc., Series 03-118, Class FD
5.72%(d)	12/25/33	4,849	4,825,445
Federal National Mortgage Assoc., Series 04-82, Class HJ
5.50%	09/25/32	9,581	9,601,273
Federal National Mortgage Assoc., Series 05-48, Class AR
5.50%	02/25/35	5,405	5,443,292
Federal National Mortgage Assoc., Series 346, Class 2 (IO)
5.50%(b)	12/01/33	4,159	941,984
Federal National Mortgage Assoc., Series 354, Class 2 (IO)
5.50%(b)	11/01/34	3,273	750,299
Federal National Mortgage Assoc., Series 367, Class 2 (IO)
5.50%(b)	01/25/36	6,753	1,580,815
Federal National Mortgage Assoc., Series 378, Class 19 (IO)
5.00%(b)	06/01/35	8,429	1,833,398
J.P. Morgan Alternative Loan Trust, Series 05-S1, Class 2A16
6.00%	12/25/35	2,218	2,228,618
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	5,583	5,901,803
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4
5.37%	09/15/39	3,930	3,929,319
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.38%(d)	07/25/36	3,465	3,462,702
Summit Mortgage Trust, Series 00-1, Class B1
6.15%(c)(d)(g)	12/28/12	39	38,665

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $54,251,547)			53,688,230

COMMERCIAL MORTGAGE BACKED SECURITIES — 15.1%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	3,806	3,957,735
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4
6.19%	06/11/35	3,670	3,823,934
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	4,590	4,865,601
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	1,315	1,279,159
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	1,839	1,844,328
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2
6.30%	11/11/30	7,203	7,294,668
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	08/15/12	4,575	4,570,735
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	4,865	4,797,988
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 98-CF1, Class A1B
6.41%	02/18/31	6,146	6,170,447
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	4,097	4,318,370
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/20/32	7,525	7,504,038
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2
6.66%	01/12/43	4,090	4,293,347
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	3,800	3,976,036
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3
5.35%	08/11/36	4,240	4,275,778
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	3,046	3,156,298
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	3,912	3,940,103
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4
4.96%	08/10/38	3,500	3,477,208
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3
6.43%	06/15/11	3,320	3,472,475
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	3,840	3,942,207
Lehman Brothers-UBS Commerical Mortgage Trust, Series 03-C7, Class A2
4.06%(d)	09/15/27	2,480	2,429,052
Morgan Stanley Capital Investments, Series 98-HF2, Class A2
6.48%	11/15/30	3,364	3,397,696
Morgan Stanley Dean Witter Capital, Series 00-LIF2, Class A2
7.20%	09/15/10	4,121	4,317,198

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

87

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2
7.52%	12/18/09	$5,565	$5,841,885
Structured Asset Receivables Trust, Series 03-2
5.72%(c)(d)(g)(h)	01/21/09	2,750	2,748,816
TIAA Real Estate Collateralized Debt Obligation Ltd., Series 01-C1A, Class A4
6.68%(c)	06/19/31	5,330	5,486,546
USGI, Series 87
7.43%	12/01/22	108	109,103
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6
5.12%	08/15/35	4,470	4,456,387
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.11%(b)(c)	05/25/36	41,158	2,010,646

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $113,929,825)			111,757,784

PROJECT LOANS — 2.4%
Whittier Rehab at Haverhill Project Loan
7.60%(h)	12/01/39	10,749	10,938,957
Whittier Rehab at Westborough Project Loan
8.12%	02/28/37	6,860	6,901,254

TOTAL PROJECT LOANS (Cost $17,340,521)			17,840,211

CERTIFICATES OF DEPOSIT — 1.4%
Barclays Bank Plc (United Kingdom)
5.35%(d)	03/13/09	9,180	9,185,691
SunTrust Bank, Inc.
4.42%	06/15/09	1,260	1,235,778

TOTAL CERTIFICATES OF DEPOSIT (Cost $10,440,000)			10,421,469

ASSET BACKED SECURITIES — 16.8%
Aames Mortgage Investment Trust, Series 06-1, Class A1
5.38%(d)	04/25/36	2,056	2,055,855
American Express Credit Account Master Trust, Series 05-3, Class A
5.32%(d)	01/18/11	5,525	5,518,429
American Express Credit Account Master Trust, Series 05-5, Class A
5.36%(d)	02/15/13	5,350	5,353,197
Ameriquest Mortgage Securities, Inc., Series 04-R11, Class A1
5.62%(d)	11/25/34	2,994	2,998,152
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.41%(d)	01/25/30	2,363	2,362,531
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(c)	01/20/09	9,175	9,178,348
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1
5.37%(d)	10/25/36	4,031	4,030,479
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	5,675	5,614,702
Citibank Credit Card Issuance Trust, Series 00, Class A3
6.88%	11/16/09	6,275	6,336,645
Countrywide Certificates, Series 04-14, Class A4
5.60%(d)	06/25/35	936	937,594
Countrywide Certificates, Series 05-16, Class 4AV1
5.42%(d)	07/25/26	1,768	1,768,738
Countrywide Certificates, Series 06-18, Class 2A1
5.37%(d)	07/25/36	6,959	6,959,233
DaimlerChrysler Auto Trust, Series 06-A, Class A3
5.00%	05/08/10	5,200	5,191,435
DaimlerChrysler Auto Trust, Series 06-B, Class A2
5.30%	10/08/08	2,724	2,723,476
DaimlerChrysler Auto Trust, Series 06-D, Class A4
4.94%	02/08/12	5,450	5,440,757
Discover Card Master Trust I, Series 05-1, Class A
5.33%(d)	09/16/10	4,425	4,426,824
Fieldstone Mortgage Investment Corp., Series 06-1, Class A1
5.40%(d)	05/25/36	3,013	3,013,576
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	2,749	2,735,160
Ford Credit Auto Owner Trust, Series 05-C, Class A3
4.30%	08/15/09	5,079	5,046,909
Green Tree Financial Corp., Series 96-7, Class A6
7.65%	10/15/27	2,792	2,889,965
IndyMac Residential Trust, Series 06-D, Class 2A1
5.37%(d)	11/25/36	3,546	3,546,524
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4
2.70%	09/15/09	7,200	7,192,441
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	5,175	5,171,527
Morgan Stanley Home Equity Loans, Series 06-2, Class A1
5.39%(d)	02/25/36	2,319	2,318,973
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1
5.40%(d)	07/25/36	4,257	4,257,249
Residential Asset Mortgage Products, Inc., Series 06-RS5, Class A1
5.39%(d)	09/25/36	3,074	3,073,445
Structured Asset Investment Loan Trust, Series 06-2, Class A1
5.38%(d)	04/25/36	1,102	1,102,030
Structured Asset Securities Corp., Series 07-BC1, Class A2
5.37%(d)	02/25/37	4,925	4,923,971

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

88

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
ASSET BACKED SECURITIES (Continued)
USAA Auto Owner Trust, Series 06-4, Class A4
4.98%	10/15/12	$4,825	$4,827,500
Wachovia Auto Owner Trust, Series 06-A, Class A2
5.41%	04/20/09	3,708	3,709,237

TOTAL ASSET BACKED SECURITIES (Cost$124,888,311)			124,704,902

CORPORATE BONDS — 16.2%
Aerospace — 0.1%
Raytheon Co., Senior Unsecured Notes
4.50%	11/15/07	383	380,974

Banks — 4.6%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	570	603,139
Bank of America Corp., Senior Unsecured Notes
4.50%	08/01/10	130	128,160
Bank of America Corp., Subordinated Notes
7.80%	02/15/10	1,190	1,276,157
Bank of New York Co., Inc., Senior Notes
3.75%	02/15/08	1,350	1,332,220
BankBoston N.A., Subordinated Notes
7.00%	09/15/07	1,500	1,508,301
Citigroup, Inc., Senior Unsecured Notes
6.20%	03/15/09	1,200	1,224,935
Citigroup, Inc., Subordinated Notes
6.12%	08/25/36	700	710,991
Citigroup, Inc., Unsecured Notes
3.62%(i)	02/09/09	3,655	3,566,988
4.12%	02/22/10	3,900	3,815,974
Depfa Bank Plc, Senior Notes
4.25%(c)	08/16/10	2,150	2,103,743
HSBC Bank USA, Subordinated Notes
3.87%	06/07/07	4,875	4,860,936
J.P. Morgan Chase & Co., Senior Notes
2.62%	06/30/08	835	809,714
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.25%	05/30/07	2,380	2,379,203
Lloyds TSB Bank Plc, Subordinated Notes
6.90%(j)		2,000	2,002,500
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	1,540	1,525,716
U.S. Bancorp, Senior Unsecured Notes
3.95%	08/23/07	335	333,183
U.S. Bank N.A., Subordinated Notes
6.50%	02/01/08	2,420	2,435,573
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	95	93,870
Wells Fargo & Co., Senior Unsecured Notes
4.20%	01/15/10	580	567,443
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	2,115	2,091,388
4.88%	01/12/11	705	701,071

			34,071,205

Broadcasting — 0.2%
News America Holdings, Inc., Senior Debentures
7.12%	04/08/28	300	318,950
7.62%	11/30/28	1,150	1,288,759

			1,607,709

Energy & Utilities — 0.2%
Florida Power & Light Co., First Mortgage Bonds
4.95%	06/01/35	600	531,795
Florida Power Corp., First Mortgage Bonds
6.65%	07/15/11	960	1,014,252
5.90%	03/01/33	175	173,361

			1,719,408

Entertainment & Leisure — 0.6%
Comcast Cable Holdings LLC, Senior Debentures
7.88%	02/15/26	790	907,016
Comcast Cable Holdings LLC, Senior Notes
7.12%	02/15/28	620	657,979
Comcast Corp., Senior Unsecured Bonds
6.50%	11/15/35	475	478,599
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	315	338,184
Time Warner Cos., Inc., Senior Debentures
9.15%	02/01/23	535	666,365
8.38%	03/15/23	500	591,034
7.57%	02/01/24	750	828,745

			4,467,922

Finance — 3.0%
Associates Corp. N.A., Senior Notes
6.25%	11/01/08	690	701,744
BAE Systems Holdings, Inc., Unsecured Notes
5.20%(c)	08/15/15	710	695,358
The Bear Stearns & Co., Inc., Notes
4.55%	06/23/10	750	737,202
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.38%	10/15/08	1,925	1,873,916
4.12%	01/15/10	215	210,422
General Electric Capital Corp., Unsecured Notes
4.12%	09/01/09	1,515	1,486,442
5.00%	11/15/11	5,205	5,189,650

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

89

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
Household Finance Corp., Senior Unsecured Notes
6.50%	11/15/08	$1,615	$1,646,628
Morgan Stanley, Senior Notes
5.61%(d)	01/09/12	5,920	5,919,195
5.62%	01/09/12	355	359,664
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	625	661,047
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	1,690	1,682,206
USAA Capital Corp., Senior Unsecured Notes
4.00%(c)	12/10/07	920	911,206

			22,074,680

Insurance — 1.0%
ASIF Global Financing, Unsecured Notes
3.90%(c)	10/22/08	285	279,584
MetLife, Inc., Junior Subordinated Debentures
6.40%(d)	12/15/66	1,565	1,528,055
MetLife, Inc., Senior Unsecured Notes
6.38%	06/15/34	350	368,116
Monumental Global Funding II, Unsecured Notes
2.80%(c)	07/15/08	2,480	2,409,137
New York Life Global Funding, Unsecured Notes
3.88%(c)	01/15/09	775	758,392
TIAA Global Markets, Senior Unsecured Notes
4.12%(c)	11/15/07	1,850	1,836,084
WellPoint, Inc., Unsecured Notes
5.85%	01/15/36	370	357,486

			7,536,854

Manufacturing — 0.2%
Belvoir Land LLC Class II, Unsecured Notes
5.40%(c)	12/15/47	1,175	1,070,190

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.05%	06/04/08	150	147,749

Oil & Gas — 0.2%
Texaco Capital, Inc., Debentures
8.88%	09/01/21	1,350	1,790,018

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., Unsecured Notes
5.88%	11/15/36	1,175	1,151,501

Real Estate — 0.2%
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	1,615	1,539,655

Retail Merchandising — 0.0%
Federated Department Stores, Senior Debentures
6.79%	07/15/27	320	315,456

Telecommunications — 0.8%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	1,195	1,366,564
BellSouth Telecommunications, Debentures
6.40%(k)	12/15/35	900	462,614
GTE Corp., Debentures
6.94%	04/15/28	150	158,196
New England Telephone & Telegraph Co., Debentures
7.88%	11/15/29	200	224,850
SBC Communications, Inc., Unsecured Notes
4.21%(c)	06/05/21	3,000	2,999,670
Sprint Capital Corp., Senior Unsecured Notes
8.75%	03/15/32	365	430,525
Sprint Nextel Corp., Unsecured Notes
6.00%	12/01/16	525	516,656

			6,159,075

Yankee — 4.9%
AID-Israel (Israel), Unsecured Notes
5.50%(l)	09/18/23	5,000	5,232,175
BSKYB Finance Plc (United Kingdom), Senior Unsecured Notes
6.50%(c)(l)	10/15/35	120	118,905
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes
8.25%(l)	06/15/30	590	730,808
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(l)	01/15/08	3,770	3,714,645
HBOS Treasury Services Plc (United Kingdom), Senior Unsecured Notes
3.60%(c)(l)	08/15/07	855	849,829
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.50%(c)(l)	11/30/07	1,630	1,611,834
National Landeskreditbank Baden-Wurttemberg (Germany), Unsecured Notes
4.25%(l)	09/15/10	2,800	2,747,360
Nationwide Building Society (United Kingdom), Senior Unsecured Notes
3.50%(c)(l)	07/31/07	1,725	1,714,338
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(c)(l)	02/01/10	90	87,838
Pemex Finance Ltd. (Luxembourg), Senior Unsecured Notes
9.03%(l)	02/15/11	2,804	3,004,935
Rabobank Nederland (Netherlands), Senior Notes
5.36%(c)(d)(l)	04/06/09	7,105	7,107,593
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds
6.80%(j)(l)		1,000	1,003,800
Sun Life of Canada Capital Trust (Canada), Capital Securities
8.53%(c)(j)(l)		1,070	1,118,796

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

90

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Suncor Energy, Inc. (Canada)
5.95%(l)	12/01/34	$70	$70,268
Telecom Italia Capital (Luxembourg), Senior Unsecured Notes
6.00%(l)	09/30/34	175	158,467
7.20%(l)	07/18/36	650	676,724
Telecom Italia Capital (Luxembourg), Unsecured Notes
5.25%(l)	10/01/15	1,000	948,746
Telefonica Emisiones Sau (Spain), Senior Unsecured Notes
6.42%(l)	06/20/16	600	626,234
7.04%(l)	06/20/36	500	533,944
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(l)	09/15/10	475	511,842
United Mexican States (Mexico), Senior Unsecured Notes
6.75%(l)	09/27/34	919	1,002,170
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.45%(d)(l)	12/28/07	2,715	2,716,352
5.00%(l)	12/16/13	90	87,548

			36,375,151

TOTAL CORPORATE BONDS (Cost $120,665,076)			120,407,547

FOREIGN BONDS — 0.6%
Kreditanstalt Fur Wiederaufbaure (Germany), Unsecured Notes (JPY)
0.32%(d)	08/08/11	267,000	2,265,940
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	220,900	1,869,511

TOTAL FOREIGN BONDS (Cost $4,096,655)			4,135,451

TAXABLE MUNICIPAL BONDS — 1.1%
Los Angeles County California Pension Obligation Revenue Bonds, Series 95, Class D
6.97%	06/30/08	7,355	7,518,649
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1
6.19%	04/01/49	750	801,465

TOTAL TAXABLE MUNICIPAL BONDS (Cost $8,105,000)			8,320,114

SHORT TERM INVESTMENTS — 8.8%
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(m)	04/02/07	19,000	18,997,414
4.97%(m)	04/02/07	38,200	38,194,726
Galileo Money Market Fund,
5.02%		8,416	8,416,086

TOTAL SHORT TERM INVESTMENTS (Cost $65,608,226)			65,608,226

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		980(n )	502,570
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,330(n )	469,889

TOTAL CALL SWAPTIONS PURCHASED (Cost $1,130,248)			972,459

PUT OPTIONS PURCHASED — 0.0%
June 10 year U.S. Treasury Notes futures, Strike Price $105, Expires 05/25/07 (Cost $48,873)		111	3,469

PUT SWAPTIONS PURCHASED — 0.2%
Barclays Capital, Strike Rate 5.520%,
Expires 09/21/15		980(n )	586,199
Goldman Sachs, Strike Rate 5.350%,
Expires 04/30/07		1,230(n )	19,624
Lehman Brothers, Strike Rate
5.390%, Expires 03/19/12		1,330(n )	595,840

TOTAL PUT SWAPTIONS PURCHASED (Cost $1,249,397)			1,201,663

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 135.2% (Cost $1,007,155,162)			1,004,121,163

	MATURITY	PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 0.3%
Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A 5.43%(d) (Cost $2,011,365)	09/25/36	$2,011	2,011,667

TOTAL INVESTMENTS IN SECURITIES — 135.5% (Cost $1,009,166,527(a))			1,006,132,830

MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS — (15.1)%
Federal Home Loan Mortgage Corp. Gold 15 Year
0.045	04/01/22	(5,400)	(5,226,185)
Federal National Mortgage Assoc. 15 Year
0.05	04/01/22	(8,000)	(7,887,504)
0.055	04/01/22	(15,000)	(15,034,845)
Federal National Mortgage Assoc. 30 Year
0.05	04/01/37	(3,000)	(2,897,814)
0.055	04/01/37	(40,000)	(39,575,000)
0.06	04/01/37	(22,200)	(22,359,573)
0.065	04/01/37	(18,000)	(18,360,000)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS (Premiums received $111,558,101)			(111,340,921)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
91

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

MANAGED INCOME PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF CONTRACTS		VALUE
CALL SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(960	)(n)	$(182,578)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(1,060	)(n)	(388,614)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,000	)(n)	(439,930)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,330	)(n)	(228,760)
Union Bank, Strike Rate 5.340%, Expires 02/06/09	(2,040	)(n)	(592,212)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $ 2,167,180)			(1,832,094)

PUT SWAPTIONS WRITTEN — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(960	)(n)	(182,579)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(1,060	)(n)	(297,985)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,000	)(n)	(240,120)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,330	)(n)	(332,234)
Union Bank, Strike Rate 5.340%, Expires 02/06/09	(2,040	)(n)	(554,676)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $2,167,180)			(1,607,594)

LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%			(148,773,860)

NET ASSETS — 100.0%			$742,578,361

(a)	Cost for federal income tax purposes is $1,009,504,332. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,426,799
Gross unrealized depreciation	(6,798,301)

$(3,371,502)

(b)	Rates shown are the effective yields as of March 31, 2007.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 6.1% of its net assets, with a current market value of $45,583,774, in securities restricted as to resale.
(d)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(e)	Security, or a portion thereof, with a market value of $2,166,662, has been pledged as collateral for swap and swaption contracts.
(f)	Security, or a portion thereof, subject to financing transactions.
(g)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $2,787,481 which represents 0.4% of net assets.
(h)	Security is illiquid. As of March 31, 2007, the Portfolio held 1.8% of its net assets, with a current market value of $13,687,773 in these securities.
(i)	Security, or a portion thereof, pledged as collateral with a value of $3,566,988 on 248 short U.S. Treasury Note futures contracts, 95 long U.S. Treasury Note futures contracts, 155 long U.S. Treasury Bond futures contracts and 64 long Euro-Bund futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $63,543,702, with an unrealized loss of $422,333 (including commissions of $617).
(j)	The security is a perpetual bond and has no stated maturity date.
(k)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of March 31, 2007.
(l)	U.S. dollar denominated security issued by foreign domiciled entity.
(m)	The rate shown is the effective yield at the time of purchase.
(n)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

92

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
FOREIGN BONDS — 69.7%
Australia — 0.6%
New South Wales Treasury Corp. (AUD)
7.00%	12/01/10	$4,130	$3,411,470

Austria — 2.4%
Republic of Austria Government Bonds (EUR)
5.00%(b)	07/15/12	10,250	14,295,422

Belgium — 2.9%
Kingdom of Belgium (EUR)
5.75%	03/28/08	8,500	11,533,142
3.75%	03/28/09	4,250	5,647,818

			17,180,960

Canada — 3.3%
Government of Canada Bonds (CND)
5.25%	06/01/12	6,500	5,947,852
5.75%	06/01/33	375	405,045
5.00%	06/01/37	3,000	2,972,092
Province of Ontario, Notes (CND)
4.50%	03/08/15	3,600	3,162,231
Royal Bank of Canada, Senior Unsecured Notes (GBP)
4.62%	12/07/10	3,830	7,264,932

			19,752,152

Denmark — 2.6%
Kingdom of Denmark (DKK)
7.00%	11/10/24	11,700	2,813,605
Nykredit Denmark (DKK)
4.16%(c)	10/01/38	20,195	3,569,901
Realkredit Denmark (DKK)
4.51%(c)	10/01/38	50,487	8,920,267

			15,303,773

Finland — 5.0%
Finnish Government Bonds (EUR)
3.00%	07/04/08	12,050	15,893,303
4.25%	07/04/15	10,385	14,057,393

			29,950,696

France — 4.8%
France Government Bonds (EUR)
4.25%	04/25/19	2,525	3,402,252
5.75%	10/25/32	14,750	24,074,978
Reseau Ferre de France, Unsecured Notes (GBP)
5.50%	12/01/21	600	1,212,566

			28,689,796

Germany — 4.2%
Bundesrepublic Deutschland (EUR)
4.75%	07/04/34	5,885	8,473,381
4.25%	07/04/39	12,425	16,650,154

			25,123,535

Iceland — 0.5%
Housing Finance Fund, Index-Linked Notes (ISK)
3.75%	09/15/14	199,055	3,076,559

Ireland — 3.1%
Irish Treasury Notes (EUR)
3.25%	04/18/09	14,000	18,416,623

Italy — 4.5%
Buoni Poliennali del Tesoro (EUR)
5.00%	02/01/12	6,500	9,030,658
4.25%	02/01/15	13,350	17,958,540

			26,989,198

Japan — 9.9%
East Japan Railway Co. (GBP)
4.75%	12/08/31	1,500	2,804,690
Japan Finance Corp. (GBP)
5.75%	08/09/19	2,860	5,882,441
Japan Government Bonds (JPY)
1.08%(c)	01/20/21	1,351,000	11,168,908
2.20%	06/20/26	2,314,000	20,061,520
2.50%	09/20/35	921,500	8,109,993
Japan Government, Treasury Inflation Protected Notes (JPY)
0.50%	06/10/15	479,000	3,881,107
1.10%	09/10/16	850,149	7,121,063

			59,029,722

Netherlands — 4.4%
Netherland Government Bonds (EUR)
2.50%	01/15/08	10,500	13,860,999
4.25%	07/15/13	7,400	9,994,186
3.75%	01/15/23	1,950	2,464,207

			26,319,392

New Zealand — 1.4%
General Electric Capital Corp., Senior Unsubordinated Notes (NZD)
6.50%	09/28/15	5,245	3,512,423
International Bank Reconstruction and Development (NZD)
7.49%(d)	08/20/07	6,620	4,592,313

			8,104,736

Poland — 0.5%
Poland Government Bonds (PLN)
6.25%	10/24/15	7,625	2,826,416

Portugal — 0.7%
Portugal Government Bonds (EUR)
4.38%	06/16/14	2,950	4,000,720

Spain — 4.8%
Bonos y Obligation del Estado (EUR)
6.00%	01/31/08	1,650	2,246,904
4.00%	01/31/10	8,300	11,079,750
5.75%	07/30/32	5,895	9,601,513
Kingdom of Spain (EUR)
5.00%	07/30/12	4,155	5,795,320

			28,723,487

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

93

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
FOREIGN BONDS (Continued)
Sweden — 7.2%
AB Spintab, Notes (EUR)
4.38%	04/20/09	$1,780	$2,379,618
Swedish Government Bonds (SEK)
5.25%	03/15/11	270,000	40,514,693

			42,894,311

Switzerland — 0.3%
European Investment Bank (CHF)
2.00%	08/29/16	2,440	1,890,498

United Kingdom — 6.6%
GE Capital Funding (GBP)
5.12%	03/03/15	2,825	5,361,545
Network Rail Infrastructure Finance, Senior Secured Notes (GBP)
4.88%	11/27/15	1,630	3,111,815
United Kingdom Treasury Bonds (GBP)
4.25%	03/07/11-03/07/36	2,765	5,328,192
4.75%	03/07/20	650	1,269,313
8.00%	06/07/21	2,000	5,190,191
United Kingdom Treasury Notes (GBP)
4.00%	03/07/09-09/07/16	7,325	13,604,555
5.00%	03/07/12	1,225	2,387,709
Wells Fargo & Co., Senior Unsecured Notes (GBP)
5.68%	01/25/12	1,400	2,753,305

			39,006,625

TOTAL FOREIGN BONDS (Cost $394,578,498)			414,986,091

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.2%
U.S. Treasury Bonds
4.50%	02/15/36	1,000	942,812
U.S. Treasury Inflation Protected Bonds
2.00%	01/15/26	4,790	4,642,692
U.S. Treasury Inflation Protected Notes
2.50%(e)(f)	07/15/16	2,925	3,008,342
U.S. Treasury Notes
4.62%	02/12-11/16	16,315	16,286,788

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $24,852,805)			24,880,634

MORTGAGE PASS-THROUGHS — 1.0%
Federal Home Loan Mortgage Corp. ARM
4.61%(c) (Cost $5,616,775)	02/01/35	5,604	5,583,751

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3
4.56%	11/10/41	2,470	2,414,202
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.69%(c)	11/25/34	2,536	2,541,243
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(g)	08/01/35	7,264	1,705,266
Federal Home Loan Mortgage Corp., Series 3204, Class C
5.50%	04/15/29	6,564	6,577,109
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	1,769	1,870,290
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4
4.51%	12/15/29	3,825	3,730,125

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,072,056)			18,838,235

COMMERCIAL MORTGAGE BACKED SECURITIES — 5.7%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	3,485	3,623,832
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4
4.89%(c)	11/10/42	4,320	4,311,405
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	1,015	987,335
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	1,689	1,693,154
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	5,655	5,577,106
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	08/16/33	1,765	1,866,507
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4
4.76%	07/10/39	2,150	2,069,214
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4
4.76%	06/10/36	740	733,040
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	4,530	4,650,572
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 04-CBX, Class A4
4.53%	01/12/37	2,700	2,637,571
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%(c)	11/25/33	5,305	5,273,020
Morgan Stanley Capital Investments, Series 99-FNV1, Class A2
6.53%	03/15/31	662	672,362

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $34,847,331)			34,095,118

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

94

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)		VALUE
ASSET BACKED SECURITIES — 4.9%
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	$3,450		$3,413,343
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%	05/17/10	1,375		1,341,334
Citibank Credit Card Issuance Trust, Series 04, Class A4
3.20%(c)(f)	08/24/09	3,175		3,148,795
Ford Credit Auto Owner Trust, Series 05-C, Class A3
4.30%	08/15/09	6,008		5,970,991
Ford Credit Auto Owner Trust, Series 06-A, Class A3
5.05%	03/15/10	5,125		5,115,792
Student Loan Marketing Assoc. Student Loan Trust, Series 03-10 (GBP)
5.15%	09/15/39	1,280		2,452,725
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A2
5.36%(c)	07/25/16	1,377		1,376,741
USAA Auto Owner Trust, Series 06-2, Class A4
5.37%	02/15/12	6,375		6,433,478

TOTAL ASSET BACKED SECURITIES (Cost $29,003,463)				29,253,199

CORPORATE BONDS — 4.7%
Citigroup, Inc., Unsecured Bonds (JPY)
2.24%	12/09/22	200,000		1,661,591
General Electric Capital Corp., Senior Unsecured Notes (NZD)
6.62%	02/04/10	5,925		4,102,884
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.40%(c)	12/22/08	5,800		5,802,036
Pemex Project Funding Master Trust, Unsecured Notes
5.75%	12/15/15	480		480,960
Rabobank Nederland (Netherlands), Senior Notes
5.36%(b)(c)(h)	04/06/09	12,200		12,204,453
VTB Capital SA (Luxembourg), Unsecured Notes
5.96%(c)(h)	08/01/08	3,800		3,803,800

TOTAL CORPORATE BONDS (Cost $28,291,364)				28,055,724

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 5.4%
Federal Home Loan Bank, Discount Notes
5.13%(i)	04/04/07	20,000		19,991,450
Federal Home Loan Mortgage Corp., Discount Notes
4.90%(i)	04/02/07	4,000		3,999,456
Galileo Money Market Fund, 5.02%		8,207		8,207,451

TOTAL SHORT TERM INVESTMENTS (Cost $32,198,357)				32,198,357

		NUMBER OF CONTRACTS
CALL SWAPTIONS PURCHASED — 0.1%
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		880	(j)	451,288
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,060	(j)	374,498

TOTAL CALL SWAPTIONS PURCHASED (Cost $961,068)				825,786

PUT SWAPTIONS PURCHASED — 0.2%
Barclays Capital, Strike Rate 5.520%, Expires 09/21/15		880	(j)	526,383
Deutsche Bank Alex. Brown, Strike Rate 9.500%, Expires 06/07/12		2,500	(j)	823
Goldman Sachs, Strike Rate 5.350%, Expires 04/30/07		970	(j)	15,476
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,060	(j)	474,880

TOTAL PUT SWAPTIONS PURCHASED (Cost $1,107,839)				1,017,562

TOTAL INVESTMENTS IN SECURITIES — 99.1% (Cost $570,529,556(a))				589,734,457

CALL SWAPTIONS WRITTEN — (0.2)%
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,400	)(j)	(513,264)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(1,060	)(j)	(182,320)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(2,320	)(j)	(673,496)

TOTAL CALL SWAPTIONS WRITTEN (Premiums received $1,380,278)				(1,369,080)

PUT SWAPTIONS WRITTEN — (0.2)%
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,400	)(j)	(393,565)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(1,060	)(j)	(264,788)
Union Bank, Strike Rate 5.340%, Expires 02/06/09		(2,320	)(j)	(630,808)

TOTAL PUT SWAPTIONS WRITTEN (Premiums received $1,380,278)				(1,289,161)

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%				7,920,671

NET ASSETS — 100.0%				$594,996,887

(a)	Cost for federal income tax purposes is $570,578,393. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$29,062,571
Gross unrealized depreciation	(9,906,507)

$19,156,064

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

95

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 4.5% of its net assets, with a current market value of $26,499,875, in securities restricted as to resale.
(c)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(d)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(e)	Security, or a portion thereof, with a market value of $1,002,681, has been pledged as collateral for swap and swaption contracts.
(f)	Security, or a portion thereof, pledged as collateral with a value of $3,971,508 on 1,741 short U.S. Treasury Note futures contracts, 70 short U.S. Treasury Bond futures contracts, 58 long Euro-dollar futures contracts, 231 long Euro-Bobl futures contracts, 362 long Euro-Bund futures contracts, 298 long Euro-Schatz futures contracts, 49 short Gilt British futures contracts and 24 long Japan Government Bond futures contracts expiring June 2007 and 316 long Australia Government Bond futures contracts expiring September 2007. The value of such contracts on March 31, 2007 was $457,849,409, with an unrealized loss of $834,687 (including commissions of $8,236).
(g)	Rates shown are the effective yields as of March 31, 2007.
(h)	U.S. dollar denominated security issued by foreign domiciled entity.
(i)	The rate shown is the effective yield at the time of purchase.
(j)	Each swaption contract is equivalent to $10,000 notional amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

		NUMBER OF SHARES	VALUE
COMMON STOCKS — 1.1%
Adelphia Recovery Trust, Series ACC-1 INT(b)(c)		1,108,793	$77,616
Adelphia Recovery Trust, Series ACC-4 INT(b)(c)		2,414,212	0
Adelphia Recovery Trust, Series Arahova INT(b)(c)(d)		242,876	3
Adelphia Recovery Trust, Series Frontiervision INT(b)(c)		131,748	1
American Tower Corp. - Class A(b)		475	18,501
Armstrong World Industries, Inc.(b)		88,803	4,515,633
Critical Care Systems International, Inc.(b)(c)		570,169	3,563,558
Cypress Semiconductor Corp.(b)(d)		99,144	1,839,121
Freedom Pay, Inc.(b)		314,534	3,145
Loral Space & Communications, Inc.(b)		98,052	4,988,886
MACH Gen LLC(b)(c)		202	0
Massey Energy Co.(d)		4,583	109,946
Mattress Discounters Corp.(b)(c)		22,488	0
Mirant Corp.(b)		37,119	1,501,829
Phase Metrics, Inc.(b)		842,908	16,858
Reunion Industries, Inc.(b)		8,341	1,835
Time Warner Cable, Inc.(b)		28,212	1,057,098
Western Forest Products, Inc.(b)(d)		83,810	148,818
Western Forest Products, Inc.(b)(d)		301,922	536,111

TOTAL COMMON STOCKS (Cost $29,886,202)			18,378,959

PREFERRED STOCKS — 1.1%
Eagle-Picher, Inc.
9.75%(b)(c)(d)(e)		131,400	2,496,600
Exco Resources, Inc. (acquired 3/29/07, cost $2,180,000)
0.00%(f)		2,180	2,180,000
Exco Resources, Inc. (acquired 3/29/07, cost $8,980,000)
0.00%(f)		8,980	8,980,000
Ion Media Networks, Inc.
14.25%(b)(e)		21	167,102
Loral Skynet Corp.
12.00%(e)		5,554	1,143,430
MACH Gen LLC
0.00%(b)(c)		814	156,288
New York Community Capital Trust V
6.00%		45,000	2,216,250
PTV, Inc.
10.00%(b)		34	127
Superior Essex Holdings Corp.
9.50%		176,985	145,128

TOTAL PREFERRED STOCKS (Cost $17,198,362)			17,484,925

WARRANTS — 0.1%
American Tower Corp. (issued 01/29/03, expiring 08/01/08, strike price $0.01)(b)		950	521,018
ATEP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)		136	0
ATH Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $ 0.01)(b)(c)		136	0
ATPP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)		136	14,753
ATPR Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)		136	0
HealthSouth Corp. (issued 07/28/06, expiring 01/16/11, strike price $0.01)(b)		52,113	41,691

TOTAL WARRANTS (Cost $87,926)			577,462

	MATURITY	PAR (000)
CORPORATE BONDS — 82.4%
Advertising — 0.3%
R.H. Donnelley Corp., Senior Discount Notes
6.88%	01/15/13	$350	340,375
R.H. Donnelley Corp., Senior Unsecured Notes
6.88%	01/15/13	700	680,750
8.88%	01/15/16	4,380	4,653,750

			5,674,875

Aerospace — 0.6%
AAR Corp., Senior Unsecured Notes
6.88%	12/15/07	1,245	1,245,000
8.39%(c)(g)	05/15/11	3,850	3,888,500
Sequa Corp., Senior Unsecured Notes
9.00%	08/01/09	1,975	2,083,625
Transdigm, Inc., Notes
7.75%(g)	07/15/14	2,115	2,183,737

			9,400,862

Air Transportation — 0.2%
American Airlines, Inc., Pass-Through Certificates, Series 99-1
7.32%	10/15/09	1,375	1,397,344
Continental Airlines, Inc., Pass Through Certificates, Series 98-1C
6.54%	03/15/08	45	44,978
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B
6.80%(h)	08/02/18	1,384	1,383,063

			2,825,385

Beverages & Bottling — 0.1%
Beverages & More, Inc., Notes
9.25%(g)	03/01/12	1,580	1,607,650

Broadcasting — 4.8%
Adelphia Communications, Escrow Bonds
0.00%(i)(j)(k)		3,050	384,063
Barrington Broadcasting Group LLC, Senior Subordinated Notes
10.50%(g)	08/15/14	1,895	1,989,750
Cablevision Systems Corp., Senior Unsecured Notes
9.87%(l)	04/01/09	7,835	8,305,100
8.00%	04/15/12	325	329,875
Century Communications, Escrow Bonds
0.00%(i)(j)(k)		625	21,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

97

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Broadcasting — (Continued)
Charter Communications Holdings I LLC, Notes
11.00%	10/01/15	$14,170	$14,677,125
Charter Communications Holdings II LLC, Senior Unsecured Notes
10.25%	09/15/10	7,445	7,845,169
Charter Communications Holdings II LLC, Unsecured Notes
10.25%	09/15/10	6,160	6,498,800
Echostar DBS Corp., Senior Unsecured Notes
7.00%	10/01/13	4,800	4,944,000
7.12%	02/01/16	3,475	3,587,937
Lamar Media Corp., Senior Subordinated Notes
6.62%	08/15/15	1,650	1,608,750
Liberty Media Corp., Senior Debentures
0.75%	03/30/23	4,000	4,685,000
Lin Television Corp., Senior Subordinated Notes
6.50%	05/15/13	1,650	1,614,937
Nexstar Finance, Inc., Senior Subordinated Notes
7.00%	01/15/14	400	384,000
Rainbow National Services LLC, Senior Notes
8.75%(g)	09/01/12	2,400	2,553,000
Rainbow National Services LLC, Senior Subordinated Notes
10.38%(g)	09/01/14	8,845	9,895,344
Sinclair Broadcast Group, Inc., Senior Subordinated Notes
4.88%(l)	07/15/18	1,285	1,264,119
Univision Communications, Inc., Senior Unsecured Notes
9.75%(d)(g)	03/15/15	3,795	3,780,769
Young Broadcasting, Inc., Senior Subordinated Notes
10.00%	03/01/11	6,195	6,102,075

			80,471,688

Business Services — 0.9%
DI Finance/Dyncorp International, Senior Subordinated Notes
9.50%	02/15/13	5,982	6,370,830
UGS Corp., Senior Subordinated Notes
10.00%(d)	06/01/12	7,635	8,350,781

			14,721,611

Chemicals — 3.1%
Airgas, Inc., Senior Unsecured Notes
6.25%	07/15/14	614	607,860
American Pacific Corp., Senior Notes
9.00%(g)	02/01/15	3,250	3,270,313
Chemtura Corp., Unsecured Notes
6.88%	06/01/16	1,690	1,635,075
Equistar Chemicals LP, Senior Unsecured Notes
10.12%	09/01/08	3,225	3,394,313
8.75%	02/15/09	1,965	2,048,512
10.62%	05/01/11	3,485	3,676,675
Hercules, Inc., Senior Debentures
6.60%	08/01/27	640	640,000
Huntsman LLC, Senior Secured Notes
11.62%	10/15/10	1,971	2,136,071
Huntsman LLC, Senior Unsecured Notes
11.50%	07/15/12	1,114	1,244,895
Innophos, Inc., Senior Unsecured Notes
8.88%	08/15/14	3,920	4,057,200
Lyondell Chemical Co., Senior Unsecured Notes
8.00%	09/15/14	3,020	3,163,450
8.25%(l)	09/15/16	2,410	2,578,700
MacDermid, Inc., Senior Subordinated Notes
9.12%	07/15/11	2,375	2,489,309
9.50%(g)	04/15/17	2,470	2,531,750
Millenium America, Inc., Senior Unsecured Notes
9.25%	06/15/08	2,000	2,075,000
Momentive Performance Materials, Inc., Senior Subordinated Notes
11.50%(g)	12/01/16	4,595	4,709,875
Momentive Performance Materials, Inc., Senior Unsecured Notes
9.75%(g)	12/01/14	725	746,750
10.12%(g)	12/01/14	9,970	10,368,800

			51,374,548

Computer & Office Equipment — 0.3%
CBD Media LLC, Senior Unsecured Notes
9.25%	07/15/12	1,560	1,634,100
Ion Media Networks, Inc., Notes
8.76%(g)(l)	01/15/12	3,150	3,220,875

			4,854,975

Computer Software & Services — 0.6%
DRS Technologies, Inc., Senior Subordinated Notes
6.88%	11/01/13	500	505,000
DRS Technologies, Inc., Senior Unsecured Notes
6.62%	02/01/16	250	252,500
Juniper Networks, Inc., Senior Unsecured Notes
3.66%(d)(m)	06/15/08	1,260	1,389,150
SunGard Data Systems, Inc., Senior Subordinated Notes
10.25%	08/15/15	1,730	1,887,863
SunGard Data Systems, Inc., Senior Unsecured Notes
9.12%	08/15/13	2,760	2,960,100
UGS Capital Corp. II., Senior Unsecured Notes
10.35%(e)(g)(l)	06/01/11	1,975	2,009,425
Xerox Corp., Senior Unsecured Notes
7.62%	06/15/13	250	262,188

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

98

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Computer Software & Services (Continued)
6.75%	02/01/17	$470	$491,816

			9,758,042

Construction — 1.6%
Building Materials Corp. of America, Senior Unsecured Notes
7.75%	08/01/14	1,600	1,572,000
Compression Polymers Holdings Corp., Senior Unsecured Notes
10.50%	07/01/13	2,450	2,572,500
Dayton Superior Corp., Senior Secured Notes
10.75%	09/15/08	1,640	1,681,000
Dycom Industries, Inc., Senior Subordinated Notes
8.12%	10/15/15	1,150	1,207,500
Esco Corp., Senior Unsecured Notes
8.68%(g)	12/15/13	2,900	3,074,000
9.23%(g)(l)	12/15/13	1,110	1,154,400
Goodman Global Holdings, Inc., Senior Subordinated Notes
7.88%(d)	12/15/12	2,695	2,708,475
Goodman Global Holdings, Inc., Senior Unsecured Notes
8.36%(l)	06/15/12	830	836,225
Nortek, Inc., Senior Subordinated Notes
8.50%	09/01/14	6,810	6,622,725
Ply Gem Industries, Inc., Senior Subordinated Notes
9.00%(d)	02/15/12	1,325	1,149,437
Stanley-Martin Communities LLC, Senior Subordinated Notes
9.75%	08/15/15	2,300	2,061,375
Technical Olympic USA, Inc., Senior Unsecured Notes
8.75%(d)(g)	04/01/11	750	695,625
Texas Industries, Inc., Senior Unsecured Notes
7.25%	07/15/13	1,350	1,390,500

			26,725,762

Containers — 1.5%
Ball Corp., Senior Unsecured Notes
6.62%	03/15/18	655	650,906
Berry Plastics Holding Corp., Notes
8.88%	09/15/14	7,255	7,418,238
9.23%(d)(l)	09/15/14	3,010	3,085,250
Concentra Operating Corp., Senior Subordinated Notes
9.12%	06/01/12	2,145	2,289,787
Graphic Packaging International Corp., Senior Subordinated Notes
9.50%(d)	08/15/13	1,344	1,429,680
Packaging Dynamics Finance Corp., Senior Subordinated Notes
10.00%(g)	05/01/16	470	484,100
Pregis Corp., Senior Subordinated Notes
12.38%(d)(g)	10/15/13	4,715	5,186,500
Smurfit-Stone Container Corp., Senior Unsecured Notes
8.00%(g)	03/15/17	4,230	4,134,825

			24,679,286

Electronics — 0.4%
L-3 Communications Corp., Senior Subordinated Notes
5.88%	01/15/15	7,000	6,798,750

Energy & Utilities — 4.8%
AES Corp., Senior Unsecured Notes
7.75%	03/01/14	700	735,000
AES Eastern Energy LP, Pass Through Certificates, Series 99-B
9.67%	01/02/29	500	605,000
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%	01/02/17	3,322	3,695,402
AES Ironwood LLC, Senior Secured Notes
8.86%	11/30/25	3,743	4,211,301
AES Red Oak LLC, Senior Secured Notes
8.54%	11/30/19	2,743	2,983,369
9.20%	11/30/29	2,135	2,433,900
CCM Merger, Inc., Senior Unsecured Notes
8.00%(g)	08/01/13	2,710	2,723,550
CenterPoint Energy, Inc., Senior Unsecured Notes
7.25%	09/01/10	505	533,069
3.75%	05/15/23	659	1,049,458
Chaparral Energy, Inc., Senior Unsecured Notes
8.50%	12/01/15	2,400	2,370,000
Citizens Communications Co., Senior Unsecured Notes
6.25%	01/15/13	925	918,062
Copano Energy LLC, Senior Unsecured Notes
8.12%	03/01/16	2,460	2,546,100
Edison Mission Energy, Senior Unsecured Notes
7.50%	06/15/13	715	738,237
7.75%	06/15/16	550	573,375
Elwood Energy LLC, Senior Secured Notes
8.16%	07/05/26	6,513	6,788,735
FPL Energy National Wind, Senior Secured Notes
6.12%(g)	03/25/19	565	550,660
Homer City Funding LLC, Senior Secured Notes
8.73%	10/01/26	1,173	1,334,288
Midwest Generation LLC, Pass-Through Certificates
8.56%	01/02/16	3,540	3,871,385
Mirant America Corp., Escrow Bonds
0.00%(d)(g)(i)(j)(k)(n)		5,150	180,250
Mirant Americas Generation LLC, Escrow Bonds
0.00%(d)(i)(j)(k)(n)		1,215	42,525
Mirant Americas Generation LLC, Senior Unsecured Notes
8.30%	05/01/11	5,045	5,171,125
Mirant Mid-Atlantic LLC, Pass Through Certificates
9.12%	06/30/17	1,221	1,395,027

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

99

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
Mirant N.A. LLC, Senior Unsecured Notes
7.38%	12/31/13	$2,000	$2,050,000
Mission Energy Holding Co., Senior Secured Notes
13.50%	07/15/08	3,885	4,234,650
Northwest Pipeline Corp., Senior Unsecured Notes
7.00%	06/15/16	550	589,188
NRG Energy, Inc., Senior Unsecured Notes
7.25%	02/01/14	2,175	2,229,375
7.38%	02/01/16	6,155	6,324,262
Orion Power Holdings, Inc., Senior Unsecured Notes
12.00%	05/01/10	6,100	7,045,500
Reliant Energy, Inc., Senior Secured Notes
9.25%	07/15/10	1,365	1,438,369
9.50%	07/15/13	3,205	3,489,444
6.75%	12/15/14	2,955	3,121,219
Sierra Pacific Resources, Senior Unsecured Notes
8.62%	03/15/14	675	730,168
Sithe Independence Funding Corp., Notes
9.00%	12/30/13	1,535	1,691,017
Tenaska Alabama Partners LP, Senior Secured Notes
7.00%(g)	06/30/21	889	894,758

			79,287,768

Entertainment & Leisure — 3.7%
American Casino & Entertainment Properties LLC, Senior Secured Notes
7.85%	02/01/12	3,205	3,333,200
Boyd Gaming Corp., Senior Subordinated Notes
7.12%	02/01/16	2,025	1,984,500
Cinemark, Inc., Senior Unsecured Notes
10.25%(o)	03/15/14	2,090	1,912,350
Gaylord Entertainment Co., Senior Unsecured Notes
8.00%	11/15/13	400	409,500
Great Canadian Gaming Corp., Senior Subordinated Notes
7.25%(g)	02/15/15	2,870	2,887,937
Greektown Holdings LLC, Senior Notes
10.75%(g)	12/01/13	2,870	3,070,900
Harrah’s Operating Co., Inc., Senior Notes
5.75%	10/01/17	10,280	8,506,700
Host Hotel & Resorts LP, Senior Unsecured Notes
6.75%	06/01/16	2,100	2,115,750
Lazy Days RV Center, Inc., Senior Notes
11.75%	05/15/12	4,388	4,497,700
Little Traverse Bay Bands of Odawa Indians, Senior Unsecured Notes
10.25%(g)	02/15/14	1,075	1,107,250
MGM Mirage, Inc., Senior Unsecured Notes
6.75%	09/12-04/13	1,375	1,365,719
Park Place Entertainment, Senior Subordinated Notes
8.12%	05/15/11	875	926,406
Riddell Bell Holdings, Inc., Senior Subordinated Notes
8.38%	10/01/12	2,235	2,207,062
Seneca Gaming Corp., Senior Unsecured Notes
7.25%	05/01/12	3,700	3,723,125
Snoqualmie Entertainment Authority, Senior Unsecured Notes
9.15%(g)(l)	02/01/14	1,220	1,241,350
Station Casinos, Inc., Senior Notes
6.00%	04/01/12	1,450	1,404,688
Station Casinos, Inc., Senior Subordinated Notes
6.62%	03/15/18	2,400	2,136,000
Station Casinos, Inc., Senior Unsecured Notes
7.75%	08/15/16	750	769,688
Tropicana Entertainment LLC, Senior Subordinated Notes
9.62%(g)	12/15/14	5,060	5,078,975
Universal City Florida Holding Co., Senior Unsecured Notes
10.11%(l)	05/01/10	625	644,531
Virgin River Casino Corp., Senior Secured Notes
9.00%	01/15/12	4,020	4,200,900
Warner Music Group Corp., Senior Subordinated Notes
7.38%	04/15/14	520	495,300
Waterford Gaming LLC, Senior Unsecured Notes
8.62%(g)	09/15/12	2,781	2,947,860
Wynn Las Vegas LLC, First Mortgage Notes
6.62%	12/01/14	4,420	4,375,800

			61,343,191

Finance — 6.4%
Affinion Group, Inc., Senior Subordinated Notes
11.50%	10/15/15	1,195	1,314,500
Affinion Group, Inc., Senior Unsecured Notes
10.12%	10/15/13	3,215	3,504,350
Arch Western Finance, Senior Notes
6.75%(l)	07/01/13	825	811,594
Ashtead Capital, Inc., Notes
9.00%(g)	08/15/16	1,925	2,050,125
BMS Holdings, Inc., Senior Unsecured Notes
12.40%(g)(l)	02/15/12	4,095	4,054,050
Chukchansi Economic Development Authority, Unsecured Notes
8.88%(g)(l)	11/15/12	990	1,014,750
Chukchansi Economic Devolopment Authority, Senior Unsecured Notes
8.00%(g)	11/15/13	445	460,019

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

100

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
Corrections Corp. of America, Senior Unsecured Notes
6.75%	01/31/14	$350	$356,125
Digicel Group Ltd., Unsecured Notes
8.88%(g)	01/15/15	3,040	2,948,800
9.12%(d)(g)	01/15/15	6,755	6,467,912
Eagle-Picher, Inc., Escrow Bonds
0.00%(c)(d)(j)(k)		3,285	0
FMG Finance Property Ltd., Notes
9.36%(d)(g)(l)	09/01/11	2,780	2,905,100
Ford Motor Credit Co., Senior Notes
5.80%	01/12/09	5,535	5,429,542
Ford Motor Credit Co., Unsecured Notes
5.70%	01/15/10	1,550	1,483,770
8.11%(l)	01/13/12	6,500	6,353,899
FTI Consulting, Inc., Senior Unsecured Notes
7.75%	10/01/16	2,455	2,577,750
General Motors Acceptance Corp., Senior Unsecured Notes
6.88%	08/28/12	6,185	6,160,081
Indalex Holding Corp., Notes
11.50%(g)	02/01/14	1,800	1,863,000
iPayment, Inc., Senior Subordinated Notes
9.75%	05/15/14	2,615	2,680,375
12.75%(g)	07/15/14	13,144	13,439,900
Jason, Inc., Second Lien Notes Certificates
15.00%(c)(l)(n)	12/15/07	1,688	1,687,771
NCO Group, Inc., Senior Unsecured Notes
10.23%(g)(l)	11/15/13	135	135,338
Nielsen Finance LLC, Senior Unsecured Notes
10.00%(d)(g)	08/01/14	7,090	7,728,100
11.62%(d)(g)(o)	08/01/16	11,945	8,361,500
Norcraft Finance Corp., Senior Subordinated Notes
9.00%	11/01/11	350	360,500
NSG Holdings LLC, Notes
7.75%(g)	12/15/25	4,450	4,650,250
PNA Intermediate Holding Corp., Senior Unsecured Notes
12.36%(g)(l)	02/15/13	1,750	1,793,750
Poster Financial Group, Inc., Senior Secured Notes
8.75%	12/01/11	1,780	1,851,200
Sally Holdings LLC, Senior Subordinated Notes
10.50%(d)(g)	11/15/16	8,995	9,242,362
TDS Investor Corp., Senior Unsecured Notes
9.88%(g)	09/01/14	680	712,300
9.98%(g)(l)	09/01/14	855	872,100
Terra Capital, Inc., Senior Unsecured Notes
7.00%(g)	02/01/17	3,600	3,582,000

			106,852,813

Food & Agriculture — 0.9%
Ameriqual Group LLC, Senior Secured Notes
9.50%(g)	04/01/12	625	651,563
Archer-Daniels-Midland Co., Senior Unsecured Notes
0.88%	02/15/14	1,150	1,184,500
Archibald Candy Corp., Secured Notes
10.00%(c)(i)	11/01/07	180	11,436
B&G Foods Holding Corp., Senior Notes
8.00%	10/01/11	2,170	2,197,125
Del Monte Corp., Senior Subordinated Notes
8.62%	12/15/12	400	416,000
Merisant Co., Senior Subordinated Notes
9.50%(d)(l)	07/15/13	6,527	5,286,870
Southern States Cooperative, Inc., Senior Notes
10.50%(g)	11/01/10	2,225	2,358,500
Swift & Co., Unsecured Notes
12.50%(d)	01/01/10	2,710	2,845,500

			14,951,494

Insurance — 0.1%
Crum & Forster Holdings Corp., Senior Notes
10.38%	06/15/13	1,815	1,960,200

Leasing — 0.9%
Ahern Rentals, Inc., Notes
9.25%	08/15/13	275	287,031
Avis Budget Car Rental LLC, Senior Unsecured Notes
7.62%(g)	05/15/14	450	459,000
7.86%(g)(l)	05/15/14	1,490	1,519,800
7.75%(g)	05/15/16	1,965	2,004,300
Rent-A-Center, Senior Subordinated Notes
7.50%(d)	05/01/10	1,570	1,581,775
United Rentals N.A., Inc., Senior Subordinated Notes
7.75%(d)	11/15/13	3,040	3,123,600
7.00%(d)	02/15/14	3,245	3,236,888
1.88%	10/15/23	1,760	2,371,600

			14,583,994

Machinery & Heavy Equipment — 0.0%
Terex Corp., Senior Subordinated Notes
7.38%	01/15/14	1,000	1,030,000

Manufacturing — 3.2%
American Railcar Industries, Inc., Senior Unsecured Notes
7.50%(g)	03/01/14	1,960	2,013,900
Armstrong World Industries, Inc., Escrow Bonds
0.00%(c)(d)(i)(j)(k)		7,499	1

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

101

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Manufacturing (Continued)
Belden CDT, Inc., Senior Subordinated Notes
7.00%(g)	03/15/17	$990	$1,009,822
Buhrmann U.S., Inc., Senior Subordinated Notes
8.25%	07/01/14	1,575	1,590,750
Fedders N.A., Inc., Senior Unsecured Notes
9.88%	03/01/14	375	199,687
Gentek, Inc., Escrow Bonds
0.00%(c)(j)(k)		1,000	0
Graftech International Ltd., Senior Debentures
1.62%	01/15/24	2,180	1,902,050
Hexcel Corp., Senior Subordinated Notes
6.75%	02/01/15	1,850	1,827,493
Hexion Specialty Chemicals, Inc., Unsecured Notes
9.75%(g)	11/15/14	4,040	4,236,950
Jarden Corp., Senior Subordinated Notes
7.50%	05/01/17	8,620	8,706,200
Levi Strauss & Co., Senior Unsecured Notes
12.25%	12/15/12	3,760	4,126,600
8.88%	04/01/16	1,600	1,712,000
Mac-Gray Corp., Senior Unsecured Notes
7.62%	08/15/15	375	382,500
Norcross Safety Products LLC, Senior Subordinated Notes
9.88%	08/15/11	3,650	3,869,000
Nutro Products, Inc., Senior Unsecured Notes
9.40%(g)(l)	10/15/13	4,240	4,367,200
Park-Ohio Industries, Inc., Senior Subordinated Notes
8.38%	11/15/14	1,320	1,293,600
Rexnord LLC, Senior Notes
8.88%(g)	09/01/16	2,260	2,282,600
Rexnord LLC, Senior Subordinated Notes
11.75%(d)	08/01/16	6,140	6,592,825
Rexnord LLC, Senior Unsecured Notes
9.50%	08/01/14	7,060	7,342,400

			53,455,578

Medical & Medical Services — 1.3%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes
7.50%	08/15/13	2,820	2,904,600
HealthSouth Corp., Senior Unsecured Notes
11.35%(d)(g)(l)	06/15/14	2,665	2,878,200
10.75%(g)	06/15/16	1,905	2,071,687
Select Medical Corp., Senior Subordinated Notes
7.62%	02/01/15	600	540,000
Tenet Healthcare Corp., Senior Unsecured Notes
9.88%	07/01/14	6,775	6,842,750
9.25%	02/01/15	1,125	1,113,750
6.88%	11/15/31	3,885	3,069,150
U.S. Oncology, Inc., Senior Subordinated Notes
10.75%	08/15/14	1,750	1,951,250

			21,371,387

Medical Instruments & Supplies — 0.8%
Accellant, Inc., Senior Subordinated Notes
10.50%	12/01/13	3,400	3,519,000
Coopers Co., Inc., Senior Unsecured Notes
7.12%(g)	02/15/15	5,250	5,328,750
Universal Hospital Services, Inc., Senior Notes
10.12%	11/01/11	4,250	4,515,625

			13,363,375

Metal & Mining — 2.6%
AK Steel Corp., Senior Unsecured Notes
7.75%(d)	06/15/12	3,900	3,963,375
Alpha Natural Resources, Senior Unsecured Notes
10.00%	06/01/12	3,395	3,649,625
California Steel Industries, Inc., Senior Unsecured Notes
6.12%	03/15/14	1,990	1,890,500
Century Aluminum Co., Senior Unsecured Notes
7.50%	08/15/14	2,605	2,676,638
Foundation Pennsylvania Coal Co., Senior Unsecured Notes
7.25%	08/01/14	3,225	3,265,312
Freeport-McMoRan Cooper & Gold, Inc., Senior Unsecured Notes
8.55%(l)	04/01/15	7,650	8,042,062
8.38%	04/01/17	16,550	17,894,688
Rathgibson, Inc., Senior Unsecured Notes
11.25%	02/15/14	1,225	1,292,375
TRIMAS Corp., Senior Subordinated Notes
9.88%	06/15/12	1,420	1,418,225

			44,092,800

Motor Vehicles — 3.7%
Accuride Corp., Senior Subordinated Notes
8.50%	02/01/15	2,265	2,281,988
Arvinmeritor, Inc., Senior Notes
6.80%	02/15/09	176	176,880
Arvinmeritor, Inc., Senior Unsecured Notes
4.00%(g)	02/15/27	1,570	1,509,162
Arvinmeritor, Inc., Unsecured Notes
8.12%	09/15/15	5,120	5,081,600
Asbury Automotive Group, Inc., Senior Subordinated Notes
8.00%	03/15/14	1,700	1,738,250
7.62%(g)	03/15/17	1,790	1,794,475

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

102

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Motor Vehicles (Continued)
AutoNation, Inc., Senior Unsecured Notes
7.37%(l)	04/15/13	$1,935	$1,954,350
7.00%	04/15/14	820	828,200
Cooper Standard Automotive, Senior Unsecured Notes
7.00%(d)	12/15/12	3,025	2,820,812
Ford Motor Co., Debentures
8.90%	01/15/32	4,000	3,500,000
Ford Motor Co., Unsecured Notes
7.45%(d)	07/16/31	1,340	1,036,825
General Motors Corp., Senior Unsecured Notes
8.38%(d)	07/15/33	2,135	1,916,162
Keystone Automotive Operations, Inc., Senior Subordinated Notes
9.75%	11/01/13	2,280	2,217,300
Lear Corp., Senior Unsecured Notes
8.75%	12/01/16	5,800	5,539,000
Metaldyne Corp., Senior Unsecured Notes
10.00%(d)	11/01/13	3,475	3,553,188
Stanadyne Corp., Senior Subordinated Notes
10.00%	08/15/14	3,115	3,208,450
Stanadyne Holdings, Inc., Senior Unsecured Notes
15.90%(o)	02/15/15	5,455	4,200,350
Sunstate Equipment Co. LLC, Senior Secured Notes
10.50%(g)	04/01/13	7,760	8,225,600
Tenneco, Inc., Senior Subordinated Notes
8.62%	11/15/14	1,950	2,032,875
Titan Wheel International, Inc., Senior Unsecured Notes
8.00%(g)	01/15/12	2,165	2,227,244
United Auto Group, Inc., Senior Subordinated Notes
7.75%(g)	12/15/16	4,950	4,999,500

			60,842,211

Oil & Gas — 5.1%
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	4,670	4,646,650
6.62%	01/15/16	2,040	2,055,300
6.88%	11/15/20	300	298,500
Colorado Interstate Gas Co., Senior Unsecured Notes
6.80%	11/15/15	1,300	1,382,528
Denbury Resources, Inc., Senior Subordinated Notes
7.50%	04/13-12/15	4,335	4,378,350
East Cameron Gas
11.25%(c)	07/09/19	3,260	3,129,600
El Paso Corp., Trust Certificates
7.75%(g)	07/15/11	2,080	2,212,600
El Paso Natural Gas Co., Senior Unsecured Notes
8.38%(l)	06/15/32	1,090	1,342,930
El Paso Production Holding Co., Senior Notes
7.75%	06/01/13	2,320	2,424,400
Encore Acquisition Co., Senior Subordinated Notes
6.00%	07/15/15	3,400	3,026,000
7.25%	12/01/17	1,350	1,282,500
Exco Resources, Inc., Senior Secured Notes
7.25%	01/15/11	5,780	5,794,450
Frontier Oil Corp., Senior Unsecured Notes
6.62%	10/01/11	785	783,038
Frontier Oil Corp., Escrow Bonds
0.00%(c)(i)(j)(k)		500	0
Grant Prideco, Inc., Senior Unsecured Notes
6.12%	08/15/15	2,000	1,985,000
KCS Energy, Inc., Senior Unsecured Notes
7.12%	04/01/12	6,235	6,172,650
Newfield Exploration Co., Senior Subordinated Notes
6.62%	09/14-04/16	1,500	1,500,000
Pride International, Inc., Senior Unsecured Notes
7.38%	07/15/14	1,190	1,219,750
Range Resources Corp., Senior Subordinated Notes
7.38%	07/15/13	2,325	2,374,406
Sabine Pass LNG LP, Notes
7.50%(g)	11/30/16	4,705	4,740,288
SemGroup LP, Senior Unsecured Notes
8.75%(g)	11/15/15	4,900	4,973,500
Southern Natural Gas Co., Senior Unsecured Notes
8.00%	03/01/32	750	890,870
Stone Energy Corp., Unsecured Notes
8.11%(g)(l)	07/15/10	6,580	6,580,000
Tennessee Gas Pipeline Co., Senior Debentures
7.00%	03/27-10/28	4,460	4,768,784
7.62%	04/01/37	2,100	2,412,845
Transcontinental Gas Pipeline Corp., Senior Notes
8.88%	07/15/12	3,645	4,146,188
Whiting Petroleum Corp., Senior Subordinated Notes
7.25%	05/12-05/13	6,765	6,646,612
The Williams Cos., Inc., Senior Unsecured Notes
7.37%(g)(l)	10/01/10	2,110	2,181,212
7.62%	07/15/19	500	543,750
7.75%	06/15/31	325	347,750

			84,240,451

Paper & Forest Products — 2.2%
Boise Cascade LLC, Senior Subordinated Notes
7.12%	10/15/14	4,485	4,440,150
Bowater, Inc., Senior Unsecured Notes
8.35%(l)	03/15/10	3,455	3,463,638

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

103

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Paper & Forest Products (Continued)
Newpage Corp., Senior Secured Notes
10.00%	05/01/12	$12,000	$13,125,000
11.61%(l)	05/01/12	2,475	2,707,031
Newpage Corp., Senior Subordinated Notes
12.00%(d)	05/01/13	4,150	4,502,750
Verso Paper Holdings LLC
11.57%	02/01/13	5,500	5,520,625
Verso Paper Holdings LLC, Secured Notes
9.12%(g)	08/01/14	1,810	1,882,400
Verso Paper Holdings LLC, Senior Subordinated Notes
11.38%(g)	08/01/16	335	350,912

			35,992,506

Publishing & Printing — 1.5%
Dex Media West/Finance, Senior Subordinated Notes
9.88%	08/15/13	4,313	4,706,561
Dex Media, Inc., Senior Unsecured Notes
8.00%	11/15/13	1,000	1,047,500
Network Communications, Inc., Senior Unsecured Notes
10.75%	12/01/13	3,865	3,947,132
Primedia, Inc., Senior Unsecured Notes
8.88%	05/15/11	200	205,500
8.00%	05/15/13	14,015	14,505,525

			24,412,218

Real Estate — 1.2%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	3,075	3,128,812
7.12%(g)	02/15/13	9,050	8,936,875
Ashton Woods USA LLC, Senior Subordinated Notes
9.50%	10/01/15	2,685	2,557,463
Mobile Services Group, Inc., Senior Unsecured Notes
9.75%(g)	08/01/14	2,750	2,908,125
The Rouse Co., Unsecured Notes (REIT)
5.38%	11/26/13	540	508,146
Ventas Realty LP, Senior Unsecured Notes (REIT)
6.75%	06/01/10	1,910	1,962,525
9.00%	05/01/12	850	956,250

			20,958,196

Restaurants — 0.5%
Buffets, Inc., Senior Unsecured Notes
12.50%(g)	11/01/14	4,390	4,565,600
Landry’s Restaurants, Inc., Senior Unsecured Notes
7.50%	12/15/14	3,170	3,122,450

			7,688,050

Retail Merchandising — 4.1%
American Greetings Corp., Senior Unsecured Notes
7.38%	06/01/16	850	876,563
Ames True Temper, Inc., Senior Unsecured Notes
9.36%(l)	01/15/12	5,865	5,996,962
Burlington Coat Factory Warehouse Corp., Senior Unsecured Notes
11.12%(d)	04/15/14	1,930	1,968,600
Finlay Fine Jewelry Corp., Senior Unsecured Notes
8.38%	06/01/12	1,030	947,600
General Nutrition Centers, Inc., Senior Subordinated Notes
10.75%(c)(g)	03/15/15	7,290	7,262,663
General Nutrition Centers, Inc., Senior Unsecured Notes
9.80%(e)(g)	03/15/14	9,085	8,903,300
Michaels Stores, Inc., Senior Subordinated Notes
11.38%(d)(g)	11/01/16	10,600	11,421,500
Michaels Stores, Inc., Senior Unsecured Notes
10.00%(d)(g)	11/01/14	3,820	4,087,400
Neiman Marcus Group, Inc., Senior Subordinated Notes
10.38%(d)	10/15/15	1,125	1,254,375
Neiman Marcus Group, Inc., Senior Unsecured Notes
9.00%(d)(e)	10/15/15	5,791	6,341,145
Rite Aid Corp., Notes
7.50%	03/01/17	8,980	8,867,750
Spectrum Brands, Inc., Senior Subordinated Notes
7.38%(d)	02/01/15	6,975	5,580,000
Yankee Candle Co., Inc., Senior Subordinated Notes
9.75%(d)(g)	02/15/17	2,720	2,754,000
Yankee Candle Co., Inc., Senior Unsecured Notes
8.50%(g)	02/15/15	1,300	1,316,250

			67,578,108

Semiconductors & Related Devices — 2.2%
Advanced Micro Devices, Inc., Senior Unsecured Notes
7.75%	11/01/12	520	525,850
Amkor Technologies, Inc., Senior Notes
7.75%	05/15/13	1,840	1,803,200
Amkor Technologies, Inc., Senior Unsecured Notes
9.25%	06/01/16	8,340	8,694,450
Conexant Systems, Inc., Notes
9.11%(g)(l)	11/15/10	655	676,287
Freescale Semiconductor, Inc., Senior Unsecured Notes
9.12%(e)(g)	12/15/14	21,790	21,626,575
9.23%(g)(l)	12/15/14	885	882,788
Sanmina-SCI Corp., Senior Subordinated Notes
8.12%(d)	03/01/16	3,230	3,036,200

			37,245,350

Telecommunications — 9.2%
ADC Telecommunications, Inc., Subordinated Notes
5.73%(l)	06/15/13	350	337,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

104

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Telecommunications (Continued)
American Tower Corp., Senior Unsecured Notes
7.50%	05/01/12	$5,025	$5,213,438
American Tower Corp., Unsecured Notes
3.00%	08/15/12	5,100	10,072,500
CCO Holdings LLC, Capital Corp., Senior Unsecured Notes
9.48%(l)	12/15/10	1,270	1,295,400
Centennial Communications, Senior Subordinated Notes
10.75%(d)	12/15/08	3,043	3,050,608
Centennial Communications, Senior Unsecured Notes
8.12%	02/01/14	4,830	4,986,975
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%	07/15/13	10,985	11,396,937
Cricket Communications Corp., Senior Unsecured Notes
9.38%(g)	11/01/14	4,180	4,430,800
DIRECTV Holdings LLC, Unsecured Notes
8.38%	03/15/13	4,395	4,631,231
Dobson Cellular Systems, Inc., Notes
8.38%	11/01/11	1,745	1,851,881
Dobson Cellular Systems, Inc., Senior Secured Notes
8.38%	11/01/11	2,895	3,072,319
Dobson Communications Corp., Debentures
1.50%(g)	10/01/25	930	991,612
Dobson Communications Corp., Senior Notes
9.62%(l)	10/15/12	3,080	3,168,550
Fibertower Corp., Notes
9.00%(g)	11/15/12	3,120	3,517,800
Idearc, Inc., Senior Unsecured Notes
8.00%(g)	11/15/16	7,500	7,715,625
Loral Spacecom Corp., Notes
14.00%(e)(l)	11/15/15	753	858,420
MetroPCS Wireless, Inc., Senior Unsecured Notes
9.25%(g)	11/01/14	8,015	8,475,862
PanAmSat Corp., Senior Debentures
6.88%	01/15/28	2,690	2,481,525
PanAmSat Corp., Senior Unsecured Notes
9.00%(g)	08/14-06/16	4,207	4,613,046
Protostar Ltd.
12.50%(e)(g)	10/15/12	9,635	10,213,100
Qwest Communications International, Senior Unsecured Notes
8.86%(l)	02/15/09	1,485	1,499,850
Qwest Corp., Debentures
7.25%	10/15/35	1,845	1,840,388
7.12%	11/15/43	5,110	4,905,600
Qwest Corp., Senior Unsecured Notes
7.88%	09/01/11	3,175	3,373,438
Qwest Corp., Unsecured Notes
8.88%(l)	03/15/12	965	1,066,325
8.60%(l)	06/15/13	2,000	2,180,000
7.50%	10/01/14	7,735	8,160,425
Rural Cellualar Corp., Senior Secured Notes
8.25%	03/15/12	3,460	3,615,700
Superior Essex Communications & Essex Group, Senior Notes
9.00%	04/15/12	7,805	8,058,662
Telcordia Technologies, Inc., Senior Subordinated Notes
10.00%(g)	03/15/13	1,180	1,103,300
Time Warner Telecom Holdings, Inc., Senior Unsecured Notes
9.25%	02/15/14	1,300	1,391,000
West Corp., Senior Unsecured Notes
11.00%(d)(g)	10/15/16	12,000	12,660,000
Windstream Corp., Senior Unsecured Notes
8.12%	08/01/13	5,725	6,197,312
8.62%	08/01/16	3,450	3,773,438

			152,200,817

Tires & Rubber — 1.2%
American Tire Distributors, Inc., Senior Unsecured Notes
11.62%(d)(l)	04/01/12	3,000	3,000,000
10.75%(d)	04/01/13	150	150,000
Goodyear Tire & Rubber Co., Senior Notes
8.62%(g)	12/01/11	10,025	10,776,875
Goodyear Tire & Rubber Co., Senior Unsecured Notes
7.86%	08/15/11	950	993,938
4.00%(l)	06/15/34	1,550	4,082,312
Goodyear Tire & Rubber Co., Unsecured Notes
9.14%(g)(l)	12/01/09	1,000	1,003,750

			20,006,875

Tobacco — 0.1%
Reynolds American, Inc., Notes
7.62%	06/01/16	1,880	2,000,002

Transportation — 0.9%
Delta Air Lines, Inc., Senior Unsecured Notes
10.00%(i)	08/15/08	4,300	2,343,500
8.30%(i)	12/15/29	4,070	2,289,375
H-Lines Finance Holding Corp., Senior Notes
10.25%(o)	04/01/13	3,062	2,908,900
Horizon Lines LLC, Senior Unsecured Notes
9.00%	11/01/12	2,915	3,060,750
Hornbeck Offshore Services, Inc., Senior Unsecured Notes
6.12%	12/01/14	955	903,669
Overseas Shipholding Group, Inc., Debentures
8.75%	12/01/13	3,980	4,397,900

			15,904,094

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

105

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Waste Management — 0.6%
Aleris International, Inc., Senior Unsecured Notes
9.00%(g)	12/15/14	$7,630	$8,049,650
Casella Waste Systems, Inc., Senior Subordinated Notes
9.75%	02/01/13	1,225	1,298,500

			9,348,150

Yankee — 10.8%
Abitibi-Consolidated, Inc. (Canada), Senior Debentures
8.85%(p)	08/01/30	940	836,600
Abitibi-Consolidated, Inc. (Canada), Senior Notes
7.62%(p)	05/15/07	1,515	1,518,788
Abitibi-Consolidated, Inc. (Canada), Senior Unsecured Notes
8.55%(p)	08/01/10	700	708,750
8.38%(p)	04/01/15	250	235,000
Abitibi-Consolidated, Inc. (Canada), Unsecured Notes
6.00%(d)(p)	06/20/13	5,055	4,296,750
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes
9.10%(d)(l)(p)	10/01/10	4,850	3,855,750
7.25%(d)(p)	10/01/12	2,190	1,615,125
Angiotech Pharmaceuticals, Inc. (Canada), Senior Unsecured Notes
9.11%(g)(l)(p)	12/01/13	7,790	7,955,538
Ashtead Holdings Plc (United Kingdom), Senior Secured Notes
8.62%(g)(p)	08/01/15	850	888,250
Asia Global Crossing Ltd. (Bermuda), Senior Unsecured Notes
13.38%(i)(p)	10/15/10	2,000	92,500
Bowater Finance Corp. (Canada), Senior Unsecured Notes
7.95%(p)	11/15/11	5,055	4,915,988
Britannia Bulk Plc (United Kingdom), Notes
11.00%(g)(p)	12/01/11	1,525	1,479,250
Canwest Mediaworks, Inc. (Canada), Senior Subordinated Notes
8.00%(p)	09/15/12	3,455	3,575,925
Cascades, Inc. (Canada), Unsecured Notes
7.25%(p)	02/15/13	1,715	1,715,000
Catalyst Papar Co. (Canada), Senior Unsecured Notes
7.38%(p)	03/01/14	3,450	3,337,875
Celanse Caylux Holdings SCA (Luxembourg), Senior Subordinated Notes
9.62%(p)	06/15/14	1,596	1,812,928
CHC Helicopter Corp. (Canada), Senior Subordinated Notes
7.38%(p)	05/01/14	760	739,100
Compagnie Generale de Geophysique (France), Senior Unsecured Notes
7.50%(p)	05/15/15	1,085	1,117,550
7.75%(p)	05/15/17	6,135	6,395,738
Compton Petroleum Finance Corp. (Canada), Senior Notes
7.62%(p)	12/01/13	1,910	1,867,025
Domtar, Inc. (Canada), Senior Unsecured Notes
7.88%(p)	10/15/11	1,685	1,765,037
7.12%(p)	08/15/15	3,720	3,701,400
Duloxetine Royalty (Cayman Islands), Senior Secured Notes (acquired 9/30/05, cost $2,500,000)
13.00%(c)(f)(n)(p)	10/15/13	2,500	2,600,000
Impress Holdings BV (Netherlands), Secured Notes
8.58%(g)(l)(p)	09/15/13	4,950	5,061,375
Ineos Group Holdings Plc (United Kingdom), Unsecured Notes
8.50%(g)(p)	02/15/16	4,570	4,375,775
Inmarsat Finance II Plc (United Kingdom), Junior Subordinated Notes
8.70%(o)(p)	11/15/12	1,180	1,115,100
Intelsat Intermediate Ltd. (Bermuda), Senior Unsecured Notes
9.23%(o)(p)	02/01/15	3,370	2,797,100
Intelsat Ltd. (Bermuda), Senior Unsecured Notes
11.35%(g)(l)(p)	06/15/13	5,840	6,263,400
8.87%(g)(l)(p)	01/15/15	9,765	9,960,300
9.25%(g)(p)	06/15/16	1,940	2,148,550
11.25%(g)(p)	06/15/16	2,680	3,041,800
Invensys Plc (United Kingdom), Senior Unsecured Notes
9.88%(d)(g)(p)	03/15/11	1,820	1,958,775
Ispat Inland ULC (Canada), Senior Secured Notes
9.75%(p)	04/01/14	3,215	3,548,145
Navios Martime Holding, Inc. (Greece), Senior Unsecured Notes
9.50%(g)(p)	12/15/14	3,700	3,852,625
Nortel Networks Ltd. (Canada), Senior Unsecured Notes
9.61%(g)(l)(p)	07/15/11	5,830	6,238,100
North American Energy Partners, Inc. (Canada), Senior Unsecured Notes
8.75%(p)	12/01/11	5,520	5,630,400
Nova Chemicals Corp. (Canada), Senior Unsecured Notes
6.50%(p)	01/15/12	1,730	1,647,825
8.50%(d)(l)(p)	11/15/13	3,585	3,567,075
Novelis, Inc. (Canada), Senior Unsecured Notes
7.25%(p)	02/15/15	1,575	1,665,562
NXP BV (Netherlands), Notes
8.11%(g)(l)(p)	10/15/13	2,535	2,607,881
NXP BV (Netherlands), Unsecured Notes
9.50%(d)(g)(p)	10/15/15	9,120	9,416,400
Opti, Inc. (Canada), Notes
8.25%(g)(p)	12/15/14	9,000	9,360,000
Orascom Telecom Finance SCA (Egypt)
7.88%(p)	02/08/14	930	916,050
Orascom Telecom Finance SCA (Eygpt), Senior Unsecured Notes
7.88%(g)(p)	02/08/14	1,560	1,536,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

106

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Quebecor Media, Inc. (Canada), Senior Unsecured Notes
7.75%(p)	03/15/16	$450	$462,375
Quebecor World (USA), Inc., Senior Subordinated Notes
6.00%(p)	10/01/07	900	892,125
Quebecor World, Inc. (Canada), Senior Unsecured Notes
9.75%(g)(p)	01/15/15	2,780	2,919,000
Rogers Wireless, Inc. (Canada), Senior Secured Notes
8.48%(l)(p)	12/15/10	795	810,900
Rogers Wireless, Inc. (Canada), Senior Subordinated Notes
8.00%(p)	12/15/12	1,830	1,939,800
Russell Metals, Inc. (Canada), Senior Subordinated Notes
6.38%(p)	03/01/14	1,625	1,555,937
Seagate Technology HDD Holdings (Cayman Islands), Senior Unsecured Notes
6.80%(p)	10/01/16	1,390	1,396,950
Sensata Technologies BV (Netherlands), Senior Unsecured Notes
8.00%(l)(p)	05/01/14	950	944,062
Smurfit Kappa Funding Plc (Ireland), Senior Unsecured Notes
9.62%(p)	10/01/12	1,038	1,102,875
Standard Aero Holdings, Inc. (Canada), Senior Subordinated Notes
8.25%(p)	09/01/14	7,465	8,006,212
Stats Chippac Ltd. (Singapore), Senior Unsecured Notes
6.75%(p)	11/15/11	915	944,738
Waste Services, Inc. (Canada), Senior Subordinated Notes
9.50%(p)	04/15/14	1,850	1,937,875
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%(g)(p)	12/01/15	10,490	12,011,050
Zais Investment Grade Ltd. (Cayman Islands), Secured Notes
9.95%(c)(e)(g)(p)	09/23/14	1,000	698,000

			179,356,604

TOTAL CORPORATE BONDS (Cost $1,327,952,279)			1,368,959,666

FOREIGN BONDS — 1.5%
Asset Repackaging Trust BV (Netherlands) (EUR)
11.25%(l)	12/21/11	854	1,161,756
BCM Ireland Finance Ltd. (EUR)
10.60%(g)(l)	02/15/17	3,274	4,308,265
BCM Ireland Finance Ltd., Senior Notes (EUR)
8.81%(l)	08/15/16	3,730	5,144,638
Cell C Ltd. (South Africa) (EUR)
8.62%	07/01/12	700	949,118
Nordic Telephone Co. Holdings ApS (Denmark) (EUR)
9.28%(l)	05/01/16	2,400	3,290,314
Nordic Telephone Co. Holdings ApS (Denmark), Senior Unsecured Notes (EUR)
8.88%(g)	05/01/16	8,655	9,260,850
Pregis Corp., Senior Secured Notes (EUR)
8.49%(l)	04/15/13	875	1,201,008

TOTAL FOREIGN BONDS (Cost $23,919,224)			25,315,949

BANK LOANS — 6.3%
Affinion Group, Inc.
11.66%(l)	03/01/12	6,500	6,337,500
Alm Media, Inc., 2nd Lien
11.11%(l)	03/07/11	4,500	4,500,000
Applied Tech Products Corp., Tranche A
11.90%(c)(l)	10/24/10	1,281	1,273,976
Applied Tech Products Corp., Tranche B
16.40%(c)(l)	04/24/11	592	587,788
Applied Tech Products Corp., Tranche C
19.90%(c)(e)(l)	10/24/11	229	230,142
BLB Wembley, 2nd Lien
9.70%(l)	08/31/12	500	503,750
Chiquita Brands International, Inc., Tranche C
8.38%(l)	06/28/12	3,162	3,191,926
EB Sports Corp.
11.00%(l)	05/01/12	5,240	5,243,275
Edge Las Vegas, 1st Lien
8.82%(l)	06/15/07	2,000	1,995,000
Edge-Star Partners LLC, 1st Lien
9.36%(l)	11/18/07	3,700	3,700,000
Eggborough Power Ltd. (United Kingdom) (GBP)
7.00%(l)	09/08/15	834	5,659,754
Electrical Components International Ltd., 2nd Lien
11.88%(l)	05/19/14	1,000	1,005,000
HealthSouth Corp.
8.61%(l)	03/15/13	1,985	1,993,347
Hit Entertainment Plc (United Kingdom), 2nd Lien
10.86%(l)	01/31/13	1,500	1,515,470
Kabel Deutschland Holdings GmbH & Co. (Germany) (EUR)
10.74%(l)	12/15/14	2,102	2,824,675
Lucite International Ltd. (EUR)
12.08%(e)(l)	07/15/14	799	1,091,804
MACH Gen LLC, Tranche A Construction Commitments
0.00%(c)(l)	12/31/49	301	577,691
MACH Gen LLC, Tranche B
7.32%	02/22/14	5,000	4,988,438
MACH Gen LLC, Tranche B Constant Price
0.00%(c)(l)	12/31/49	443	850,377

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

107

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
BANK LOANS (Continued)
8.25%(c)(l)	12/31/49	$2,363	$4,536,635
MACH Gen LLC, Tranche B Construction Collateral
0.00%(c)(e)(l)	12/31/49	564	1,083,096
MACH Gen LLC, Tranche B Construction Commitments
0.00%(c)(l)	12/31/49	6	11,163
Northwest Airlines Corp., Trade Claim Participation
5.25%(l)	12/31/49	8,100	5,994,000
Nutro Products, Inc., Tranche B
7.37%(l)	04/30/13	969	969,934
Ply Gem Industries, Inc., 2nd Lien
11.12%(l)	10/31/11	2,500	2,500,000
Riverdeep
11.06%(l)	12/21/07	7,620	7,600,950
Rotech Healthcare Loan
11.32%(l)	09/26/11	2,500	2,500,000
S & C Holding Co., Inc.
8.00%(c)(l)	03/19/10	3,010	2,709,000
Sandridge Energy, Inc.
9.03%(l)	03/01/14	2,250	2,275,312
8.62%(l)	03/01/15	2,400	2,436,000
Synventive Molding Solutions Ltd., Mezzanine
14.00%(e)(l)	02/17/14	518	194,206
Telecordia Technologies, Inc.
8.11%(l)	10/15/12	3,482	3,447,456
Travelport Holdings Co.
12.76%(l)	03/22/12	12,480	12,074,400
Wind Acquisition Holding Finance SA
12.61%(e)(l)	12/21/11	8,190	8,343,381

TOTAL BANK LOANS (Cost $96,710,362)			104,745,446

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 3.3%
Federal Home Loan Bank, Discount Notes
4.97%(q)	04/02/07	18,000	17,997,515
5.13%(q)	04/04/07	25,000	24,982,188
5.13%(q)	04/18/07	2,134	2,128,831
Galileo Money Market Fund, 5.02%		10,000	10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $55,108,534)			55,108,534

		PAR (000)
REPURCHASE AGREEMENTS — 3.8%
Lehman Brothers Holdings, Inc.
5.30%(k) (Agreement dated 07/25/06 to be repurchased at $3,316,175, collateralized by $3,395,000 Ford Motor Credit Co. 6.19% due 09/28/07. The value of the collateral is $3,395,992.)		3,198	3,198,000
5.30%(k) (Agreement dated 08/29/06 to be repurchased at $21,513,031, collateralized by $ 20,022,282 Air 2 US 8.03% due 10/01/19 and $1,335,000 Transatlantic Holdings, Inc. 5.75% due 12/14/15. The value of the collateral is $21,486,023.)		20,850	20,850,000
5.30%(k) (Agreement dated 08/30/06 to be repurchased at $3,803,704, collateralized by $3,385,000 Levi Strauss & Co. 12.25% due 12/15/12. The value of the collateral is $3,835,981.)		$3,687	3,687,000
5.35%(k) (Agreement dated 08/30/06 to be repurchased at $24,592,423, collateralized by $23,445,000 Ford Motor Credit Co. 9.96% due 04/15/12. The value of the collateral is $25,322,605.)		23,835	23,835,000
5.35%(k) (Agreement dated 08/30/06 to be repurchased at $12,305,049, collateralized by $31,093,117 Air 2 US 10.13% due 10/01/20. The value of the collateral is $18,655,870.)		11,840	11,840,000

TOTAL REPURCHASE AGREEMENTS (Cost $63,410,000)			63,410,000

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 99.6% (Cost $1,614,272,889)			1,653,980,941

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 7.8%
Institutional Money Market Trust, 4.80%(r) (Cost $129,766,175)		129,766,175	129,766,175

TOTAL INVESTMENTS IN SECURITIES — 107.4% (Cost $1,744,039,064(a))			1,783,747,116

		NUMBER OF CONTRACTS
PUT OPTIONS WRITTEN — (0.1)%
Univision Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(152)	(75,750)
Biomet Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(65)	(32,450)
Freeport-McMoRan Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(338)	(168,850)
Harrah’s Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(314)	(156,800)
Macdermid Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(100)	(37,313)
Osi Resturant Partners Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(58)	(29,000)
Realogy Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(154)	(86,906)
Rite Aid Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(227)	(170,475)
USPI Bridge Debt Option, Strike Price $100, Expires 05/01/07(c)		(310)	(116,250)

TOTAL PUT OPTIONS WRITTEN (Premiums received $873,794)			(873,794)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

108

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

VALUE
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL — (7.8)%	$(129,766,175)

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	8,238,605

NET ASSETS — 100.0%	$1,661,345,752

(a)	Cost for federal income tax purposes is $1,744,596,003. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$64,063,244
Gross unrealized depreciation	(24,990,356)

$39,072,888

(b)	Non-income producing security.
(c)	Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $ 37,446,658 which represents 2.2% of net assets.
(d)	Total or partial security on loan.
(e)	Payment in kind security.
(f)	Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of March 31, 2007, the Portfolio held 0.8% of its net assets, with a current market value of $13,760,000 and an original cost of $ 13,660,000 in these securities.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 29.2% of its net assets, with a current market value of $487,724,565, in securities restricted as to resale.
(h)	Security, or a portion thereof, with a market value of $ 545,372, has been pledged as collateral for swap and swaption contracts.
(i)	Security in default.
(j)	Security held in escrow for future payments
(k)	The security is a perpetual bond and has no stated maturity date.
(l)	Variable rate security. Rate shown is the rate as of March 31, 2007.
(m)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(n)	Security is illiquid. As of March 31, 2007, the Portfolio held 0.3% of its net assets, with a current market value of $ 4,510,546 in these securities.
(o)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of March 31, 2007.
(p)	U.S. dollar denominated security issued by foreign domiciled entity.
(q)	The rate shown is the effective yield at the time of purchase.
(r)	Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

109

BLACKROCK FUNDS

Key to Investment Abbreviations

ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
CHF	Swiss Francs
CMT	Constant Maturity Treasury Rate
CND	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IO	Interest Only
ISK	Iceland Krona
JPY	Japanese Yen
NZD	New Zealand Dollar
PLN	Polish Zloty
PO	Principal Only
REIT	Real Estate Investment Trust
SEK	Swedish Krona
TBA	To Be Announced

110

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BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2007 (UNAUDITED)

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II
ASSETS
Investments at value - unaffiliated[1,2]	$45,546,837	$1,194,475,359	$514,203,264	$15,383,094	$911,543,982	$612,833,542	$4,220,378,741
Investments at value - affiliated long term[3]	1,033,731	11,242,786	423,253	—	—	967,878	7,089,621
Collateral received for securities loaned - affiliated[4]	—	5,871,000	—	—	1,162,800	—	1,690,000
Investments in swap contracts	—	—	146,467	—	—	—	—
Cash	—	—	—	—	—	4,711,807	—
Collateral paid for swap contracts	—	5,884,447	450,647	—	2,480,491	626,732	8,795,613
Cash denominated in foreign currencies[5]	612,311	17,354,348	—	251,356	—	11,389,379	73,684,312
Interest receivable	184,146	6,140,822	3,008,826	81,692	6,311,099	2,914,611	20,962,593
Principal paydown receivable	50,644	907,635	710,693	7,910	281,459	16,769	197,479
Investments sold receivable	2,687,995	—	—	2,897,958	—	63,151,701	492,316,172
Receivable from advisor	147	34,599	5,008	16,064	204	1,066	53
Capital shares sold receivable	68,085	3,935,516	477,265	17,542	1,543,500	631,316	44,031,810
Prepaid expenses	24,689	69,667	40,292	29,833	67,926	33,362	131,037
Unrealized appreciation on forward foreign currency contracts	18,658	564,691	—	—	—	—	—
Unrealized appreciation on swaps	88,035	6,918,965	2,579,785	85,407	3,221,237	1,425,438	9,108,263
Futures margin receivable	1,827	31,019	50,188	1,080	24,601	3,281	179,555

TOTAL ASSETS	50,317,105	1,253,430,854	522,095,688	18,771,936	926,637,299	698,706,882	4,878,565,249

LIABILITIES
Reverse repurchase agreements payable	—	—	—	445,000	—	—	—
Payable upon return of securities loaned	—	5,871,000	—	—	1,162,800	—	1,690,000
Collateral received for swap contracts	—	5,884,447	1,250,647	—	2,480,491	626,732	8,795,613
Investments purchased payable	5,902,349	91,683,682	4,513,678	6,148,603	—	114,833,622	845,779,656
Distributions payable	140,386	1,755,932	949,358	37,867	1,223,201	228,065	5,704,565
Interest payable	4,538	—	—	2,257	—	151,349	1,101,843
Capital shares redeemed payable	414,457	3,117,503	711,937	7,457	648,953	62,560	2,211,406
Payable for financing transactions	—	2,204,108	—	202,249	8,591,429	31,316,369	319,352,543
Options and swaptions written, at fair value[6]	—	2,729,059	1,730,527	98,868	3,431,186	1,702,472	13,059,260
Premiums received for swap contracts	—	—	—	31,940	58,326	23,089	199,345
Mortgage pass-throughs TBA sale commitments, at value[7]	2,671,313	—	—	798,625	—	67,685,768	513,940,577
Futures margin payable	719	71,501	127,957	1,952	135,250	78,876	48,335
Unrealized depreciation on forward foreign currency contracts	20,654	803,664	—	2,532	—	41,429	265,762
Unrealized depreciation on swaps	65,433	1,887,976	882,913	6,211	772,586	534,960	2,743,991
Advisory fees payable	448	284,166	197,335	58	242,388	103,577	763,989
Administration fees payable	2,490	75,915	38,721	—	68,475	30,299	182,584
Custodian fees payable	3,418	23,841	14,616	172	14,573	19,889	59,443
Transfer agent fees payable	668	419,792	101,013	1,546	125,535	6,707	58,051
Distribution fees payable	—	65,284	36,883	854	9,891	1,168	70,368
Officers’ and trustees’ fees payable	82	156	50	165	137	61	343
Other accrued expenses payable	32,411	407,115	146,550	17,919	138,716	63,228	387,790

TOTAL LIABILITIES	9,259,366	117,285,141	10,702,185	7,804,275	19,103,937	217,510,220	1,716,415,464

NET ASSETS	$41,057,739	$1,136,145,713	$511,393,503	$10,967,661	$907,533,362	$481,196,662	$3,162,149,785

112

BLACKROCK FUNDS

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II
[1]Cost of investments - unaffiliated	$45,626,895	$1,199,001,975	$516,509,676	$15,450,390	$914,268,409	$614,835,167	$4,241,588,174
[2]Market value of securities loaned	—	5,735,160	—	—	1,128,686	—	1,633,125
[3]Cost of investments - affiliated long term	1,024,851	11,051,195	425,170	—	—	967,732	7,351,363
[4]Cost collateral received from securities loaned - affiliated	—	5,871,000	—	—	1,162,800	—	1,690,000
[5]Cost of cash denominated in foreign currencies	607,710	17,359,440	—	250,319	—	11,481,187	74,379,233
[6]Premiums received - options and swaptions written	—	3,153,500	2,457,624	135,750	4,695,396	2,116,116	16,205,040
[7]Proceeds paid - mortgage pass-throughs TBA sale commitments	2,683,457	—	—	800,250	—	67,808,468	515,102,213

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid in	$41,887,389	$1,179,364,353	$530,118,677	$11,654,946	$917,833,110	$486,265,954	$3,199,308,949
Undistributed net investment income	1,699	3,079,454	1,270,083	11,956	147,527	236,996	903,391
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(781,005)	(46,646,954)	(19,050,018)	(748,482)	(12,166,593)	(4,256,977)	(25,667,252)
Net unrealized appreciation (depreciation) on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(50,344)	348,860	(945,239)	49,241	1,719,318	(1,049,311)	(12,395,303)

	$41,057,739	$1,136,145,713	$511,393,503	$10,967,661	$907,533,362	$481,196,662	$3,162,149,785

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

113

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II
BlackRock Shares:
Net Assets	$21,180,582	$459,721,402	$—	$8,826,150	$382,019,988	$471,083,215	$1,607,109,452
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,147,925	46,372,491	—	906,756	41,268,808	46,518,482	168,930,477
Net Asset Value, offering and redemption price per share	$9.86	$9.91	$—	$9.73	$9.26	$10.13	$9.51
Institutional Shares:
Net Assets	$19,724,111	$195,188,631	$190,536,225	$436,747	$281,228,760	$5,957,532	$1,137,120,560
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,001,340	19,671,746	18,686,310	43,337	30,383,593	591,380	119,775,020
Net Asset Value, offering and redemption price per share	$9.86	$9.92	$10.20	$10.08	$9.26	$10.07	$9.49
Service Shares:
Net Assets	$46,603	$242,215,411	$1,230,539	$20,087	$202,064,514	$20,092	$53,660,238
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,801	24,419,386	120,744	1,977	21,823,998	1,971	5,650,464
Net Asset Value, offering and redemption price per share	$9.71	$9.92	$10.19	$10.16	$9.26	$10.19	$9.50
Investor A Shares:
Net Assets	$106,443	$67,929,053	$264,838,542	$237,810	$27,380,379	$1,165,000	$252,748,386
Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,810	6,844,913	25,913,123	23,965	2,958,621	114,911	26,597,732
Net Asset Value and redemption price per share	$9.85	$9.92	$10.22	$9.92	$9.25	$10.14	$9.50
Maximum Sales Charge	3.0%	3.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Maximum offering price per share	$10.15	$10.23	$10.65	$10.33	$9.64	$10.56	$9.90
Investor A1 Shares:
Net Assets	$—	$44,848,549	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	4,518,035	—	—	—	—	—
Net Asset Value and redemption price per share	$—	$9.93	$—	$—	$—	$—	$—
Maximum Sales Charge	—	1.0%	—	—	—	—	—
Maximum offering price per share	$—	$10.03	$—	$—	$—	$—	$—
Investor B Shares:
Net Assets	$—	$26,125,504	$41,645,265	$386,454	$7,080,616	$735,349	$35,450,680
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	2,633,331	4,084,103	38,959	764,988	72,578	3,732,747
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.5%)	$—	$9.92	$10.20	$9.92	$9.26	$10.13	$9.50

114

BLACKROCK FUNDS

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II	TOTAL RETURN PORTFOLIO		TOTAL RETURN PORTFOLIO II
Investor B1 Shares:
Net Assets	$—	$1,574,923	$—	$—	$—	$—		$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	158,815	—	—	—	—		—
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.0%)	$—	$9.92	$—	$—	$—	$—		$—
Investor B2 Shares:
Net Assets	$—	$14,780,366	$—	$—	$—	$—		$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	1,490,609	—	—	—	—		—
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$—	$9.92	$—	$—	$—	$—		$—
Investor C Shares:
Net Assets	$—	$40,935,451	$13,142,932	$1,060,413	$7,759,105	$2,215,506		$76,040,401
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	4,127,639	1,288,048	105,107	837,608	218,875		8,002,518
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$—	$9.92	$10.20	$10.09	$9.26	$10.12		$9.50
Investor C1 Shares:
Net Assets	$—	$11,423,988	$—	$—	$—	$—		$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	1,151,862	—	—	—	—		—
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$—	$9.92	$—	$—	$—	$—		$—
Investor C2 Shares:
Net Assets	$—	$31,402,435	$—	$—	$—	$—		$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	3,166,528	—	—	—	—		—
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$—	$9.92	$—	$—	$—	$—		$—
Investor R Shares:
Net Assets	$—	$—	$—	$—	$—	$19,968		$20,068
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	—	—	—	1,970		2,111
Net Asset Value, offering and redemption price per share	$—	$—	$—	$—	$—	$10.13	(a)	$9.51

(a)	Exact net assets and shares outstanding at March 31, 2007 were $ 19,967.63 and 1,970.443, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

115

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
ASSETS
Investments at value -unaffiliated[1,2]	$4,556,588,252	$90,754,043	$245,305,910	$1,004,121,163	$589,734,457	$1,653,980,941
Investments at value - affiliated long term[3]	622	—	3,265	2,011,667	—	—
Collateral received for securities loaned - affiliated[4]	—	—	—	—	—	129,766,175
Investments in swap contracts	—	—	9,544	—	—	—
Cash	—	—	—	—	—	4,081,847
Collateral paid for swap contracts	10,038,196	732,368	527,103	1,245,672	5,335,918	—
Cash denominated in foreign currencies[5]	—	8,839	—	18,367,523	5,120,865	5,436,392
Dividends and reclaims receivable	—	—	—	—	—	183
Interest receivable	13,858,330	512,493	1,095,854	4,927,297	6,752,866	33,473,216
Principal paydown receivable	286,023	—	—	79,607	—	—
Investments sold receivable	2,183,267,464	44,163	18,630,881	116,403,980	1,918,595	4,651,272
Receivable from advisor	31,162	1,133	8	—	1,145	6,423
Capital shares sold receivable	86,189,156	105,082	185,369	771,622	914,576	5,312,962
Prepaid expenses	61,559	27,756	25,602	42,858	65,924	84,289
Unrealized appreciation on forward foreign currency contracts	—	62,267	—	—	4,268,111	—
Unrealized appreciation on swaps	19,213,787	426,514	896,758	1,896,057	7,075,573	1,173,400
Futures margin receivable	248,230	29,789	58,995	2,030	193,291	—

TOTAL ASSETS	6,869,782,781	92,704,447	266,739,289	1,149,869,476	621,381,321	1,837,967,100

LIABILITIES
Reverse repurchase agreements payable	—	—	—	—	—	10,548,000
Payable upon return of securities loaned	—	—	—	—	—	129,766,175
Collateral received for swap contracts	10,038,196	732,368	527,103	1,245,672	5,465,918	520,000
Investments purchased payable	3,718,692,033	1,415,830	63,050,497	242,900,584	8,930,768	23,871,610
Distributions payable	5,488,264	44,228	602,106	2,027,899	689,622	4,374,009
Interest payable	1,638,846	—	40,294	247,784	—	36,332
Capital shares redeemed payable	7,507,973	114,017	173,382	2,071,667	1,281,518	3,474,967
Payable for financing transactions	313,986,247	1,244,610	—	41,805,717	—	—
Options and swaptions written, at fair value[6]	3,978,187	1,167,681	201,231	3,439,688	2,658,241	873,794
Premiums received for swap contracts	—	—	—	45,418	—	—
Mortgage pass-throughs TBA sale commitments, at value[7]	874,745,405	—	18,352,075	111,340,921	—	—
Futures margin payable	50,500	42	—	59,865	116,121	—
Unrealized depreciation on forward foreign currency contracts	—	189,224	—	—	3,950,090	335,331
Unrealized depreciation on swaps	32,417,128	9,265	1,084,599	1,554,156	2,461,062	1,595,776
Advisory fees payable	480,792	846	14,315	318,533	276,099	530,154
Administration fees payable	113,501	6,865	15,199	56,527	47,292	106,082
Custodian fees payable	3,317	3,436	288	26,865	89,032	22,657
Transfer agent fees payable	648,181	10,696	30,077	835	231,007	79,041
Distribution fees payable	520,460	31,070	21,244	3,870	41,651	162,539
Officers’ and trustees’ fees payable	227	31	43	17	407	192
Other accrued expenses payable	687,959	4,679	50,578	145,097	145,606	324,689

TOTAL LIABILITIES	4,970,997,216	4,974,888	84,163,031	407,291,115	26,384,434	176,621,348

NET ASSETS	$1,898,785,565	$87,729,559	$182,576,258	$742,578,361	$594,996,887	$1,661,345,752

116

BLACKROCK FUNDS

	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
[1]Cost of investments - unaffiliated	$4,562,859,590	$91,578,170	$246,149,633	$1,007,155,162	$570,529,556	$1,614,272,889
[2]Market value of securities loaned	—	—	—	—	—	123,475,242
[3]Cost of investments - affiliated long term	640	—	3,284	2,011,365	—	—
[4]Cost collateral received from securities loaned - affiliated	—	—	—	—	—	129,766,175
[5]Cost of cash denominated in foreign currencies	—	8,725	—	18,531,418	5,088,780	5,320,197
[6]Premiums received - options and swaptions written	4,674,040	1,152,554	358,500	4,334,360	2,760,556	873,794
[7]Proceeds paid - mortgage pass-throughs TBA sale commitments	876,609,713	—	18,392,094	111,558,101	—	—

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid in	$1,924,035,815	$89,815,203	$194,501,497	$749,665,951	$596,306,358	$1,684,150,613
Undistributed net investment income (distributions in excess of net investment income)	1,997,560	116,546	537,059	(378,086)	(18,595,730)	2,453,529
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(10,648,536)	(1,894,494)	(11,441,461)	(4,437,385)	(6,259,856)	(64,163,491)
Net unrealized appreciation (depreciation) on Investment transactions, futures, options, swaptions, swap contracts and foreign currency related transactions	(16,599,274)	(307,696)	(1,020,837)	(2,272,119)	23,546,115	38,905,101

	$1,898,785,565	$87,729,559	$182,576,258	$742,578,361	$594,996,887	$1,661,345,752

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

117

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
BlackRock Shares:
Net Assets	$9,661,163	$2,961,503	$11,945,511	$—	$110,567,880	$319,055,942
Shares outstanding, unlimited number of shares authorized, $0.001 par value	901,788	301,451	1,253,464	—	9,906,820	38,710,594
Net Asset Value, offering and redemption price per share	$10.71	$9.82	$9.53	$—	$11.16	$8.24
Institutional Shares:
Net Assets	$279,943,362	$19,533,522	$116,399,788	$540,511,261	$230,530,792	$208,111,688
Shares outstanding, unlimited number of shares authorized, $0.001 par value	26,163,010	1,948,787	12,202,985	53,984,339	20,675,206	25,250,534
Net Asset Value, offering and redemption price per share	$10.70	$10.02	$9.54	$10.01	$11.15	$8.24
Service Shares:
Net Assets	$494,834	$2,306,309	$7,935,239	$174,332,382	$69,390,558	$274,886,281
Shares outstanding, unlimited number of shares authorized, $0.001 par value	46,235	229,557	832,559	17,412,011	6,213,175	33,351,665
Net Asset Value, offering and redemption price per share	$10.70	$10.05	$9.53	$10.01	$11.17	$8.24
Investor A Shares:
Net Assets	$1,104,947,066	$14,311,545	$15,041,871	$21,768,380	$121,340,159	$556,634,129
Shares outstanding, unlimited number of shares authorized, $0.001 par value	103,175,612	1,437,232	1,570,518	2,173,241	10,866,574	67,537,022
Net Asset Value and redemption price per share	$10.71	$9.96	$9.58	$10.02	$11.17	$8.24
Maximum Sales Charge	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Maximum offering price per share	$11.21	$10.35	$10.00	$10.47	$11.61	$8.59
Investor B Shares:
Net Assets	$28,867,867	$10,076,551	$12,592,635	$4,538,282	$13,867,201	$80,228,614
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,694,831	1,010,354	1,319,097	453,112	1,241,457	9,735,837
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.5%)	$10.71	$9.97	$9.55	$10.02	$11.17	$8.24
Investor B1 Shares:
Net Assets	$195,373,900	$—	$—	$—	$—	$101,133,650
Shares outstanding, unlimited number of shares authorized, $0.001 par value	18,241,412	—	—	—	—	12,274,251
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.0%)	$10.71	$—	$—	$—	$—	$8.24
Investor C Shares:
Net Assets	$35,321,292	$38,540,129	$18,661,214	$1,428,056	$49,300,297	$66,088,295
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,302,898	3,846,168	1,956,680	142,923	4,402,022	8,014,940
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$10.69	$10.02	$9.54	$9.99	$11.20	$8.25

118

BLACKROCK FUNDS

	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
Investor C1 Shares:
Net Assets	$205,777,836	$—	$—	$—	$—	$50,180,476
Shares outstanding, unlimited number of shares authorized, $0.001 par value	19,246,911	—	—	—	—	6,082,428
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.0%)	$10.69	$—	$—	$—	$—	$8.25
R Shares:
Net Assets	$38,398,245	$—	$—	$—	$—	$5,026,677
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,587,165	—	—	—	—	610,066
Net Asset Value, offering and redemption price per share	$10.70	$—	$—	$—	$—	$8.24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

119

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	ENHANCED INCOME PORTFOLIO	LOW DURATION BOND PORTFOLIO	INTERMEDIATE GOVERNMENT BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	INTERMEDIATE BOND PORTFOLIO II
Investment income:
Interest	$978,685	$29,233,602	$12,805,546	$531,086	$22,339,255
Securities lending income (Note D)	13	2,447	—	—	3,722
Dividends	29,539	185,990	101,640	9,571	165,455
Interest from affiliates (Note D)	26,833	264,231	18,246	6	238

Total investment income	1,035,070	29,686,270	12,925,432	540,663	22,508,670

Expenses:
Investment advisory fees	83,396	3,029,644	1,308,905	52,755	2,278,461
Administration fees	15,637	414,612	195,089	7,913	321,132
Administration fees - class specific	5,212	152,560	65,495	2,635	113,906
Custodian fees	7,557	50,689	34,941	7,218	41,579
Transfer agent fees - class specific	1,545	541,804	304,682	4,300	123,380
Shareholder servicing fees - class specific	146	546,459	419,058	1,076	294,521
Distribution fees - class specific	—	377,704	224,777	2,698	58,414
Legal and audit fees	17,804	52,220	30,625	15,745	45,153
Printing fees	2,610	112,508	41,696	1,606	83,621
Registration fees and expenses	9,471	43,533	23,922	19,303	40,131
Officers’ and trustees’ fees	1,785	51,905	21,814	1,017	37,227
Other	3,695	43,708	21,582	3,935	32,172

Total expenses excluding interest expense	148,858	5,417,346	2,692,586	120,201	3,469,697
Interest expense	2,916	39,001	—	8,081	—

Total expenses	151,774	5,456,347	2,692,586	128,282	3,469,697

Less investment advisory fees waived	(78,788)	(1,327,857)	(113,519)	(33,858)	(829,567)
Less administration fees waived	(616)	—	—	(4,086)	—
Less administration fees waived - class specific	(2,684)	(112,163)	(30,372)	(2,635)	(48,926)
Less transfer agent fees waived - class specific	(97)	(16,776)	(8,424)	(133)	(1,497)
Less transfer agent fees reimbursed - class specific	(284)	(89,637)	(27,275)	(3,475)	(1,483)
Less fees paid indirectly (Note D)	(2)	(633)	(1,044)	(3)	(98)
Less expenses reimbursed by advisor	—	—	—	(29,485)	—

Net expenses	69,303	3,909,281	2,511,952	54,607	2,588,126

Net investment income	965,767	25,776,989	10,413,480	486,056	19,920,544

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Payment from affiliate	—	—	—	—	—
Investment transactions	(29,838)	13,305	(386,581)	(86,223)	544,102
Affiliated transactions	907	10,479	(110)	—	—
Options and swaptions written	—	—	60,550	3,459	107,540
Futures and swaps	(83,761)	(4,128,769)	337,368	(3,473)	826,093
Foreign currency related transactions	(11,200)	(386,283)	—	(18,062)	—

	(123,892)	(4,491,268)	11,227	(104,299)	1,477,735

Change in unrealized appreciation/ depreciation from:
Investments - unaffiliated	115,386	3,524,135	1,931,316	171,325	2,296,227
Investments - affiliated	4,504	76,048	1,489	—	—
Options and swaptions written	—	499,861	326,998	19,250	617,671
Futures and swaps	21,439	5,443,639	(80,794)	(3,515)	(441,207)
Foreign currency related transactions	15,609	72,763	—	5,836	—

	156,938	9,616,446	2,179,009	192,896	2,472,691

Net gain (loss) on investments and foreign currency transactions	33,046	5,125,178	2,190,236	88,597	3,950,426

Net increase in net assets resulting from operations	$998,813	$30,902,167	$12,603,716	$574,653	$23,870,970

120

BLACKROCK FUNDS

	TOTAL RETURN PORTFOLIO	TOTAL RETURN PORTFOLIO II	GOVERNMENT INCOME PORTFOLIO	INFLATION PROTECTED BOND PORTFOLIO	GNMA PORTFOLIO	MANAGED INCOME PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO
Investment income:
Interest	$10,769,341	$75,288,723	$47,745,374	$689,078	$4,682,391	$18,562,351	$11,673,425	$61,735,994
Securities lending income (Note D)	110	6,642	—	—	—	256	—	224,509
Dividends	127,735	150,845	133,032	52,054	170,570	153,331	169,539	1,266,700
Interest from affiliates (Note D)	32,610	172,279	1,663	104	386	67,827	3,063	9,260

Total investment income	10,929,796	75,618,489	47,880,069	741,236	4,853,347	18,783,765	11,846,027	63,236,463

Expenses:
Investment advisory fees	1,079,499	6,858,679	4,103,856	198,592	493,786	1,845,552	1,707,795	3,665,401
Administration fees	161,925	898,247	544,472	37,236	67,334	264,853	226,762	492,316
Administration fees - class specific	53,965	265,323	190,817	12,432	22,450	89,775	77,656	188,915
Custodian fees	39,161	147,562	149,212	9,076	19,180	51,093	81,752	63,894
Transfer agent fees - class specific	5,856	362,872	2,138,731	50,489	40,653	55,965	331,603	788,878
Shareholder servicing fees - class specific	3,042	532,286	1,794,672	80,910	67,815	237,048	332,133	1,311,900
Distribution fees - class specific	4,914	385,555	1,296,597	182,532	121,819	21,832	240,077	914,837
Legal and audit fees	28,548	104,683	62,337	18,393	20,372	42,065	34,021	65,211
Printing fees	25,034	214,548	133,036	7,689	12,162	49,536	59,972	134,535
Registration fees and expenses	18,652	32,424	26,008	27,677	25,991	24,289	28,587	61,917
Officers’ and trustees’ fees	17,616	122,105	76,326	4,430	7,406	30,253	25,885	62,607
Other	15,245	93,272	43,300	4,870	8,547	26,762	25,213	69,961

Total expenses excluding interest expense	1,453,457	10,017,556	10,559,364	634,326	907,515	2,739,023	3,171,456	7,820,372
Interest expense	19,816	116,887	114,156	—	—	29,700	7,067	36,033

Total expenses	1,473,273	10,134,443	10,673,520	634,326	907,515	2,768,723	3,178,523	7,856,405

Less investment advisory fees waived	(522,264)	(2,483,939)	(1,305,702)	(164,284)	(251,117)	—	(1,822)	(475,963)
Less administration fees waived	—	—	—	(4,965)	—	—	—	—
Less administration fees waived - class specific	(53,046)	(135,651)	(65,860)	(6,597)	(1,478)	(36,833)	(15,837)	(115,474)
Less transfer agent fees waived - class specific	(1,556)	(6,086)	(5,939)	(266)	(49)	(285)	(17,383)	(31,891)
Less transfer agent fees reimbursed - class specific	(2,955)	(6,026)	(224,881)	(5,645)	(91)	—	(6,634)	(56,536)
Less fees paid indirectly (Note D)	(14)	(625)	(938)	(46)	(103)	(44)	(1,169)	(3,984)
Less expenses reimbursed by advisor	—	—	—	—	—	—	—	—

Net expenses	893,438	7,502,116	9,070,200	452,523	654,677	2,731,561	3,135,678	7,172,557

Net investment income	10,036,358	68,116,373	38,809,869	288,713	4,198,670	16,052,204	8,710,349	56,063,906

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Payment from affiliate	—	—	—	—	—	—	17,441	—
Investment transactions	20,841	2,921,940	4,935,785	235,107	396,626	1,416,630	(1,633,041)	3,552,262
Affiliated transactions	—	—	—	—	—	—	—	—
Options and swaptions written	623,753	4,641,920	741,915	86,167	97,828	1,266,349	914,260	217,050
Futures and swaps	26,038	1,006,285	6,678,870	(359,952)	(256,295)	683,003	(2,511,568)	(406,949)
Foreign currency related transactions	(144,574)	(1,030,673)	—	57,289	—	(210,753)	1,046,914	69,608

	526,058	7,539,472	12,356,570	18,611	238,159	3,155,229	(2,165,994)	3,431,971

Change in unrealized appreciation/ depreciation from:
Investments - unaffiliated	434,396	(528,839)	(7,307,387)	(542,250)	30,061	855,856	5,757,364	48,720,403
Investments - affiliated	(149)	33,747	2	—	12	(311)	—	—
Options and swaptions written	(402,202)	(2,897,610)	541,649	(55,780)	71,035	(791,816)	(733,760)	—
Futures and swaps	(646,263)	(2,869,701)	(13,478,512)	567,886	2,261	(1,767,290)	4,162,354	(834,525)
Foreign currency related transactions	(38,556)	(202,031)	—	(114,297)	—	46,538	2,163,749	(289,586)

	(652,774)	(6,464,434)	(20,244,248)	(144,441)	103,369	(1,657,023)	11,349,707	47,596,292

Net gain (loss) on investments and foreign currency transactions	(126,716)	1,075,038	(7,887,678)	(125,830)	341,528	1,498,206	9,183,713	51,028,263

Net increase in net assets resulting from operations	$9,909,642	$69,191,411	$30,922,191	$162,883	$4,540,198	$17,550,410	$17,894,062	$107,092,169

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF CHANGES IN NET ASSETS

	ENHANCED INCOME PORTFOLIO		LOW DURATION BOND PORTFOLIO		INTERMEDIATE GOVERNMENT BOND PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$965,767	$2,282,472	$25,776,989	$51,859,375	$10,413,480	$22,314,246
Net realized gain (loss)	(123,892)	(190,913)	(4,491,268)	(14,830,513)	11,227	(4,482,180)
Net unrealized appreciation/depreciation	156,938	143,683	9,616,446	7,317,653	2,179,009	(1,066,796)

Net increase in net assets resulting from operations	998,813	2,235,242	30,902,167	44,346,515	12,603,716	16,765,270

Distributions to shareholders from:
Net investment income:
BlackRock Class	(445,134)	(1,001,401)	(11,849,067)	(22,974,841)	—	—
Institutional Class	(518,168)	(1,328,499)	(4,504,430)	(12,202,848)	(3,958,361)	(7,863,116)
Service Class	(698)	(1,983)	(4,802,507)	(13,055,360)	(38,789)	(29,358)
Investor A Class	(1,767)	(178)	(1,444,668)	(2,792,502)	(5,188,413)	(10,870,767)
Investor A1 Class	—	—	(889,272)	—	—	—
Investor B Class	—	—	(460,695)	(1,149,559)	(689,383)	(1,711,485)
Investor B1 Class	—	—	(31,394)	—	—	—
Investor B2 Class	—	—	(293,828)	—	—	—
Investor C Class	—	—	(720,212)	(1,822,395)	(204,666)	(454,909)
Investor C1 Class	—	—	(196,367)	—	—	—
Investor C2 Class	—	—	(585,560)	—	—	—
R Class	—	—	—	—	—	—

Total distributions from net investment income	(965,767)	(2,332,061)	(25,778,000)	(53,997,505)	(10,079,612)	(20,929,635)

Net realized gains:
BlackRock Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Investor A Class	—	—	—	—	—	—
Investor B Class	—	—	—	—	—	—
Investor C Class	—	—	—	—	—	—

Total distributions from net realized gains	—	—	—	—	—	—

Total distributions to shareholders	(965,767)	(2,332,061)	(25,778,000)	(53,997,505)	(10,079,612)	(20,929,635)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	(8,916,799)	(6,299,894)	(28,929,522)	(323,302,158)	(33,159,491)	(110,096,378)

Redemption fees	—	—	—	—	—	—

Total increase (decrease) in net assets	(8,883,753)	(6,396,713)	(23,805,355)	(332,953,148)	(30,635,387)	(114,260,743)
Net assets:
Beginning of period	49,941,492	56,338,205	1,159,951,068	1,492,904,216	542,028,890	656,289,633

End of period	$41,057,739	$49,941,492	$1,136,145,713	$1,159,951,068	$511,393,503	$542,028,890

End of period undistributed net investment income	$1,699	$1,699	$3,079,454	$3,080,465	$1,270,083	$936,215

122

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	INTERMEDIATE BOND PORTFOLIO		INTERMEDIATE BOND PORTFOLIO II		TOTAL RETURN PORTFOLIO		TOTAL RETURN PORTFOLIO II
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$486,056	$1,371,821	$19,920,544	$35,823,993	$10,036,358	$15,760,682	$68,116,373	$117,716,854
Net realized gain (loss)	(104,299)	(452,703)	1,477,735	(12,857,702)	526,058	(4,269,217)	7,539,472	(29,953,057)
Net unrealized appreciation/depreciation	192,896	198,351	2,472,691	7,240,644	(652,774)	1,941,522	(6,464,434)	8,936,495

Net increase in net assets resulting from operations	574,653	1,117,469	23,870,970	30,206,935	9,909,642	13,432,987	69,191,411	96,700,292

Distributions to shareholders from:
Net investment income:
BlackRock Class	(449,067)	(1,352,615)	(9,715,897)	(18,211,520)	(10,491,106)	(15,613,345)	(36,306,455)	(70,543,266)
Institutional Class	(21,972)	(34,141)	(7,129,501)	(12,699,565)	(125,070)	(122,695)	(22,959,604)	(29,332,108)
Service Class	(394)	(3)	(4,449,352)	(4,401,447)	(442)	(4)	(1,721,912)	(5,760,546)
Investor A Class	(2,509)	(1,546)	(640,324)	(1,041,992)	(18,433)	(5,791)	(5,130,016)	(9,191,633)
Investor A1 Class	—	—	—	—	—	—	—	—
Investor B Class	(3,645)	(63)	(139,524)	(294,654)	(9,670)	(4,974)	(623,215)	(1,458,582)
Investor B1 Class	—	—	—	—	—	—	—	—
Investor B2 Class	—	—	—	—	—	—	—	—
Investor C Class	(8,469)	(3)	(156,036)	(272,689)	(21,834)	(2,419)	(1,136,259)	(2,225,927)
Investor C1 Class	—	—	—	—	—	—	—	—
Investor C2 Class	—	—	—	—	—	—	—	—
R Class	—	—	—	—	(417)	—	(389)	—

Total distributions from net investment income	(486,056)	(1,388,371)	(22,230,634)	(36,921,867)	(10,666,972)	(15,749,228)	(67,877,850)	(118,512,062)

Net realized gains:
BlackRock Class	—	—	—	(43,118)	—	(1,561,658)	—	(7,579,173)
Institutional Class	—	—	—	(33,239)	—	—	—	(3,029,266)
Service Class	—	—	—	(10,093)	—	—	—	(773,275)
Investor A Class	—	—	—	(2,968)	—	(326)	—	(1,017,963)
Investor B Class	—	—	—	(1,115)	—	(616)	—	(230,083)
Investor C Class	—	—	—	(954)	—	(271)	—	(339,860)

Total distributions from net realized gains	—	—	—	(91,487)	—	(1,562,871)	—	(12,969,620)

Total distributions to shareholders	(486,056)	(1,388,371)	(22,230,634)	(37,013,354)	(10,666,972)	(17,312,099)	(67,877,850)	(131,481,682)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	(20,338,459)	507,462	(25,241,378)	40,261,413	110,571,635	48,950,900	301,424,029	239,893,295

Redemption fees	—	—	—	47	—	—	—	—

Total increase (decrease) in net assets	(20,249,862)	236,560	(23,601,042)	33,455,041	109,814,305	45,071,788	302,737,590	205,111,905
Net assets:
Beginning of period	31,217,523	30,980,963	931,134,404	897,679,363	371,382,357	326,310,569	2,859,412,195	2,654,300,290

End of period	$10,967,661	$31,217,523	$907,533,362	$931,134,404	$481,196,662	$371,382,357	$3,162,149,785	$2,859,412,195

End of period undistributed net investment income	$11,956	$11,956	$147,527	$2,457,617	$236,996	$867,610	$903,391	$664,868

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	GOVERNMENT INCOME PORTFOLIO		INFLATION PROTECTED BOND PORTFOLIO		GNMA PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$38,809,869	$24,026,093	$288,713	$2,269,916	$4,198,670	$7,966,876
Net increase from payment by affiliate (Note D)	—	—	—	—	—	—
Net realized gain (loss)	12,356,570	(19,057,743)	18,611	(486,080)	238,159	(2,296,797)
Net unrealized appreciation/depreciation	(20,244,248)	8,915,962	(144,441)	(504,916)	103,369	498,499

Net increase (decrease) in net assets resulting from operations	30,922,191	13,884,312	162,883	1,278,920	4,540,198	6,168,578

Distributions to shareholders from:
Net investment income:
BlackRock Class	(238,077)	(403,136)	(151,484)	(1,419,864)	(313,010)	(618,604)
Institutional Class	(6,562,273)	—	(168,662)	(860,090)	(2,981,833)	(6,058,386)
Service Class	(5,096)	(8,945,494)	(9,159)	(168)	(185,366)	(407,663)
Investor A Class	(21,661,453)	(11,055,733)	(103,093)	(245,988)	(350,015)	(725,492)
Investor B Class	(553,159)	(1,150,622)	(30,613)	(123,422)	(275,579)	(735,437)
Investor B1 Class	(3,844,486)	—	—	—	—	—
Investor C Class	(659,683)	(1,050,879)	(113,593)	(227,798)	(389,239)	(970,858)
Investor C1 Class	(3,798,186)	—	—	—	—	—
R Class	(699,494)	—	—	—	—	—

Total distributions from net investment income	(38,021,907)	(22,605,864)	(576,604)	(2,877,330)	(4,495,042)	(9,516,440)

Net realized gains:
BlackRock Class	—	—	(47,940)	(281,924)	—	—
Institutional Class	—	—	(39,744)	(170,004)	—	—
Service Class	—	—	(1,305)	(26)	—	—
Investor A Class	—	—	(10,757)	(49,045)	—	—
Investor B Class	—	—	(5,534)	(31,301)	—	—
Investor C Class	—	—	(12,252)	(49,018)	—	—

Total distributions from net realized gains	—	—	(117,532)	(581,318)	—	—

Total distributions to shareholders	(38,021,907)	(22,605,864)	(694,136)	(3,458,648)	(4,495,042)	(9,516,440)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	1,519,894,310	(149,112,480)	44,488,648	7,399,139	6,655,987	(23,163,869)

Redemption fees	—	—	—	—	—	—

Total increase (decrease) in net assets	1,512,794,594	(157,834,032)	43,957,395	5,219,411	6,701,143	(26,511,731)
Net assets:
Beginning of period	385,990,971	543,825,003	43,772,164	38,552,753	175,875,115	202,386,846

End of period	$1,898,785,565	$385,990,971	$87,729,559	$43,772,164	$182,576,258	$175,875,115

End of period undistributed net investment income (distributions in excess of net investment income)	$1,997,560	$1,209,598	$116,546	$404,437	$537,059	$833,431

124

BLACKROCK FUNDS

	MANAGED INCOME PORTFOLIO		INTERNATIONAL BOND PORTFOLIO		HIGH YIELD BOND PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase (decrease) in net assets:
Operations:
Net investment income	$16,052,204	$30,247,293	$8,710,349	$17,986,132	$56,063,906	$69,007,869
Net increase from payment by affiliate (Note D)	—	—	17,441	—	—	—
Net realized gain (loss)	3,155,229	(5,441,785)	(2,183,435)	(33,464,901)	3,431,971	(7,076,607)
Net unrealized appreciation/depreciation	(1,657,023)	(2,273,292)	11,349,707	14,896,179	47,596,292	9,257,194

Net increase (decrease) in net assets resulting from operations	17,550,410	22,532,216	17,894,062	(582,590)	107,092,169	71,188,456

Distributions to shareholders from:
Net investment income:
BlackRock Class	—	—	(1,609,310)	(3,055,276)	(10,139,074)	(14,009,489)
Institutional Class	(12,088,482)	(27,111,213)	(2,944,412)	(6,874,310)	(7,140,435)	(12,392,323)
Service Class	(3,306,150)	(4,636,981)	(788,920)	(1,982,878)	(9,172,811)	(13,837,518)
Investor A Class	(474,984)	(1,163,378)	(1,404,957)	(3,577,585)	(17,533,574)	(21,988,386)
Investor B Class	(75,475)	(209,930)	(93,937)	(274,801)	(2,629,637)	(6,406,519)
Investor B1 Class	—	—	—	—	(3,216,340)	—
Investor C Class	(18,071)	(41,596)	(347,913)	(906,920)	(1,835,922)	(3,141,291)
Investor C1 Class	—	—	—	—	(1,554,107)	—
R Class	—	—	—	—	(135,869)	—

Total distributions from net investment income	(15,963,162)	(33,163,098)	(7,189,449)	(16,671,770)	(53,357,769)	(71,775,526)

Net realized gains:
BlackRock Class	—	—	—	—	—	(2,582,656)
Institutional Class	—	(3,040,738)	—	—	—	(2,881,584)
Service Class	—	(463,358)	—	—	—	(2,823,364)
Investor A Class	—	(138,959)	—	—	—	(4,542,282)
Investor B Class	—	(33,849)	—	—	—	(1,871,545)
Investor C Class	—	(6,487)	—	—	—	(845,010)

Total distributions from net realized gains	—	(3,683,391)	—	—	—	(15,546,441)

Total distributions to shareholders	(15,963,162)	(36,846,489)	(7,189,449)	(16,671,770)	(53,357,769)	(87,321,967)

Net increase (decrease) in net assets resulting from capital share transactions (Note F)	2,926,463	46,707,023	(70,525,643)	(148,404,176)	418,987,656	287,954,916

Redemption fees	—	—	8,085	17,759	29,329	74,102

Total increase (decrease) in net assets	4,513,711	32,392,750	(59,812,945)	(165,640,777)	472,751,385	271,895,507
Net assets:
Beginning of period	738,064,650	705,671,900	654,809,832	820,450,609	1,188,594,367	916,698,860

End of period	$742,578,361	$738,064,650	$594,996,887	$654,809,832	$1,661,345,752	$1,188,594,367

End of period undistributed net investment income (distributions in excess of net investment income)	$(378,086)	$(467,129)	$(18,595,730)	$(20,116,630)	$2,453,529	$(252,608)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

125

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS
ENHANCED INCOME PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
		2006	2005
Net asset value, beginning of period	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.23	0.40	0.29	0.11
Net realized and unrealized gain (loss) on investments	0.01	—	(0.08)	(0.05)

Net increase from investment operations	0.24	0.40	0.21	0.06

Dividends and distributions from:
Net investment income	(0.23)	(0.41)	(0.29)	(0.12)

Net asset value, end of period	$9.86	$9.85	$9.86	$9.94

Total return	2.44%[3]	4.16%	2.15%	0.58%[3]
Ratios/Supplemental data:
Net assets, end of period (000)	$21,181	$18,172	$23,641	$18,677
Ratio of net expenses to average net assets	0.31%[4]	0.30%	0.32%	0.30%[4,5]
Ratio of net expenses to average net assets (excluding interest expense)	0.30%[4]	0.30%	0.30%	0.30%[4,5]
Ratio of total expenses to average net assets (excluding waivers)	0.72%[4]	0.69%	0.72%	1.14%[4,5]
Ratio of net investment income to average net assets	4.65%[4]	4.09%	2.94%	1.87%[4,5]
Ratio of net investment income to average net assets (excluding waivers)	4.24%[4]	3.70%	2.54%	1.03%[4,5]
Portfolio turnover rate	26%	108%	147%	208%

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[6]
		2006	2005
Net asset value, beginning of period	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.23	0.40	0.27	0.09
Net realized and unrealized gain (loss) on investments	0.01	—	(0.07)	(0.05)

Net increase from investment operations	0.24	0.40	0.20	0.04

Dividends and distributions from:
Net investment income	(0.23)	(0.41)	(0.28)	(0.10)

Net asset value, end of period	$9.86	$9.85	$9.86	$9.94

Total return	2.43%[3]	4.11%	2.05%	0.40%[3]
Ratios/Supplemental data:
Net assets, end of period (000)	$19,724	$31,696	$32,646	$35,967
Ratio of net expenses to average net assets	0.34%[4]	0.36%	0.41%	0.40%[4,5]
Ratio of net expenses to average net assets (excluding interest expense)	0.33%[4]	0.36%	0.40%	0.40%[4,5]
Ratio of total expenses to average net assets (excluding waivers)	0.73%[4]	0.74%	0.83%	1.26%[4,5]
Ratio of net investment income to average net assets	4.62%[4]	4.04%	2.74%	1.77%[4,5]
Ratio of net investment income to average net assets (excluding waivers)	4.23%[4]	3.66%	2.32%	0.91%[4,5]
Portfolio turnover rate	26%	108%	147%	208%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

126

BLACKROCK FUNDS

	SERVICE CLASS				INVESTOR A CLASS
ENHANCED INCOME PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[6]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[6]
		2006	2005			2006	2005
Net asset value, beginning of period	$9.70	$9.70	$9.86	$10.00	$9.84	$9.85	$9.93	10.00

Net investment income[2]	0.21	0.37	0.27	0.14	0.20	0.35	0.28	0.06
Net realized and unrealized gain (loss) on investments	0.01	—	(0.11)	(0.08)	0.02	—	(0.12)	(0.07)

Net increase (decrease) from investment operations	0.22	0.37	0.16	0.06	0.22	0.35	0.16	(0.01)

Dividends and distributions from:
Net investment income	(0.21)	(0.37)	(0.32)	(0.20)	(0.21)	(0.36)	(0.24)	(0.06)

Net asset value, end of period	$9.71	$9.70	$9.70	$9.86	$9.85	$9.84	$9.85	$9.93

Total return	2.26%[3]	3.94%	1.66%	0.61%[3]	2.22%[3,7]	3.65%[7]	1.62%[7]	(0.12)%[3,7]
Ratios/Supplemental data:
Net assets, end of period (000)	$47	$21	$49	$— [8]	$106	$52	$2	$— [8]
Ratio of net expenses to average net assets	0.76%[4]	0.74%	0.74%	0.71%[4]	0.71%[4]	0.79%	0.74%	0.71%[4]
Ratio of net expenses to average net assets (excluding interest expense)	0.75%[4]	0.74%	0.71%	0.71%[4]	0.70%[4]	0.79%	0.71%	0.71%[4]
Ratio of total expenses to average net assets (excluding waivers)	2.04%[4]	1.29%	1.09%	1.51%[4]	1.15%[4]	3.19%	1.19%	1.61%[4]
Ratio of net investment income to average net assets	4.25%[4]	3.80%	2.77%	1.46%[4]	4.14%[4]	3.72%	2.77%	1.46%[4]
Ratio of net investment income to average net assets (excluding waivers)	2.97%[4]	3.25%	2.42%	0.66%[4]	3.70%[4]	1.32%	2.32%	0.56%[4]
Portfolio turnover rate	26%	108%	147%	208%	26%	108%	147%	208%

[1]	Commencement of operations of share class effective 3/04/04.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
[6]	Commencement of operations of share class effective 3/19/04.
[7]	Sales load not reflected in total return.
[8]	Net assets end of period are less than $500.

127

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
LOW DURATION BOND PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.86	$9.92	$10.09	$10.23	$10.25	$10.20

Net investment income	0.22 [2]	0.40 [2]	0.32 [2]	0.23 [2]	0.30 [3]	0.42 [3]
Net realized and unrealized gain (loss) on investments	0.05	(0.05)	(0.17)	(0.12)	0.01 [3]	0.13 [3]

Net increase from investment operations	0.27	0.35	0.15	0.11	0.31	0.55

Dividends and distributions from:
Net investment income	(0.22)	(0.41)	(0.32)	(0.21)	(0.32)	(0.45)
Net realized gains	—	—	—	(0.04)	(0.01)	(0.05)

Total dividends and distributions	(0.22)	(0.41)	(0.32)	(0.25)	(0.33)	(0.50)

Redemption fees added to paid-in capital	—	—	— [4]	—	—	—

Net asset value, end of period	$9.91	$9.86	$9.92	$10.09	$10.23	$10.25

Total return	2.73%[5]	3.61%	1.49%[6]	1.18%	2.98%	5.58%
Ratios/Supplemental data:
Net assets, end of period (000)	$459,721	$540,714	$543,043	$772,355	$625,363	$281,844
Ratio of net expenses to average net assets	0.41%[7]	0.41%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets (excluding interest expense)	0.40%[7]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of total expenses to average net assets (excluding waivers)	0.66%[7]	0.68%	0.68%	0.65%	0.67%	0.79%
Ratio of net investment income to average net assets	4.39%[7]	4.02%	3.22%	2.25%	2.31%[3]	3.86%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.14%[7]	3.75%	2.94%	1.99%	2.04%[3]	3.47%[3]
Portfolio turnover rate	67%	72%	127%	216%	195%	195%

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25	$10.21

Net investment income	0.21 [2]	0.38 [2]	0.31 [2]	0.21 [2]	0.26 [3]	0.41 [3]
Net realized and unrealized gain (loss) on investments	0.05	(0.04)	(0.17)	(0.11)	0.03 [3]	0.12 [3]

Net increase from investment operations	0.26	0.34	0.14	0.10	0.29	0.53

Dividends and distributions from:
Net investment income	(0.21)	(0.40)	(0.30)	(0.20)	(0.30)	(0.44)
Net realized gains	—	—	—	(0.04)	(0.01)	(0.05)

Total dividends and distributions	(0.21)	(0.40)	(0.30)	(0.24)	(0.31)	(0.49)

Redemption fees added to paid-in capital	—	—	— [4]	—	—	—

Net asset value, end of period	$9.92	$9.87	$9.93	$10.09	$10.23	$10.25

Total return	2.70%[5]	3.51%	1.43%[6]	1.03%	2.82%	5.32%
Ratios/Supplemental data:
Net assets, end of period (000)	$195,189	$218,192	$378,712	$477,622	$477,420	$298,698
Ratio of net expenses to average net assets	0.46%[7]	0.50%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets (excluding interest expense)	0.45%[7]	0.49%	0.55%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets (excluding waivers)	0.69%[7]	0.73%	0.80%	0.78%	0.80%	0.81%
Ratio of net investment income to average net assets	4.35%[7]	3.88%	3.07%	2.09%	2.28%[3]	3.76%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.12%[7]	3.65%	2.82%	1.86%	2.03%[3]	3.50%[3]
Portfolio turnover rate	67%	72%	127%	216%	195%	195%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

128

BLACKROCK FUNDS

	SERVICE CLASS						INVESTOR A CLASS
LOW DURATION BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25	$10.21	$9.87	$9.93	$10.10	$10.24	$10.26	$10.21

Net investment income	0.19 [2]	0.35 [2]	0.28 [2]	0.19 [2]	0.24 [3]	0.38 [3]	0.20 [2]	0.35 [2]	0.28 [2]	0.18 [2]	0.21 [3]	0.36 [3]
Net realized and unrealized gain (loss) on investments	0.05	(0.04)	(0.16)	(0.12)	0.02 [3]	0.12 [3]	0.05	(0.04)	(0.17)	(0.12)	0.04 [3]	0.13 [3]

Net increase from investment operations	0.24	0.31	0.12	0.07	0.26	0.50	0.25	0.31	0.11	0.06	0.25	0.49

Dividends and distributions from:
Net investment income	(0.19)	(0.37)	(0.28)	(0.17)	(0.27)	(0.41)	(0.20)	(0.37)	(0.28)	(0.16)	(0.26)	(0.39)
Net realized gains	—	—	—	(0.04)	(0.01)	(0.05)	—	—	—	(0.04)	(0.01)	(0.05)

Total dividends and distributions	(0.19)	(0.37)	(0.28)	(0.21)	(0.28)	(0.46)	(0.20)	(0.37)	(0.28)	(0.20)	(0.27)	(0.44)

Redemption fees added to paid-in capital	—	—	— [4]	—	—	—	—	—	— [4]	—	—	—

Net asset value, end of period	$9.92	$9.87	$9.93	$10.09	$10.23	$10.25	$9.92	$9.87	$9.93	$10.10	$10.24	$10.26

Total return	2.50%[5]	3.19%	1.17%[6]	0.73%	2.52%	5.01%	2.52%[5,8]	3.18%[8]	1.07%[6,8]	0.69%[8]	2.47%[8]	4.93%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$242,215	$246,965	$377,470	$345,733	$248,426	$120,857	$67,929	$72,077	$75,652	$87,317	$102,047	$69,211
Ratio of net expenses to average net assets	0.86%[7]	0.82%	0.81%	0.84%	0.85%	0.85%	0.82%[7]	0.82%	0.81%	0.88%	0.90%	1.02%
Ratio of net expenses to average net assets (excluding interest expense)	0.85%[7]	0.81%	0.81%	0.84%	0.85%	0.85%	0.81%[7]	0.81%	0.81%	0.88%	0.90%	1.02%
Ratio of total expenses to average net assets (excluding waivers)	1.07%[7]	1.04%	1.05%	1.07%	1.10%	1.11%	1.10%[7]	1.19%	1.15%	1.27%	1.20%	1.27%
Ratio of net investment income to average net assets	3.93%[7]	3.59%	2.82%	1.83%	1.94%[3]	3.40%[3]	4.01%[7]	3.58%	2.81%	1.74%	1.91%[3]	3.18%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.72%[7]	3.37%	2.58%	1.60%	1.69%[3]	3.15%[3]	3.73%[7]	3.21%	2.47%	1.35%	1.61%[3]	2.93%[3]
Portfolio turnover rate	67%	72%	127%	216%	195%	195%	67%	72%	127%	216%	195%	195%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Not annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Sales load not reflected in total return.

129

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR A1 CLASS	INVESTOR B CLASS
	PERIOD ENDED 3/31/07[1] (UNAUDITED)	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
LOW DURATION BOND PORTFOLIO			2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$9.88	$9.87	$9.93	$10.09	$10.23	$10.25	$10.21

Net investment income	0.20 [3]	0.16	0.28 [3]	0.21 [3]	0.10 [3]	0.15 [4]	0.29 [4]
Net realized and unrealized gain (loss) on investments	0.05	0.0 5	(0.05)	(0.17)	(0.11)	0.03 [4]	0.12 [4]

Net increase (decrease) from investment operations	0.25	0.21	0.23	0.04	(0.01)	0.18	0.41

Dividends and distributions from:
Net investment income	(0.20)	(0.16)	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)
Net realized gains	—	—	—	—	(0.04)	(0.01)	(0.05)

Total dividends and distributions	(0.20)	(0.16)	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)

Redemption fees added to paid-in capital	—	—	—	— [5]	—	—	—

Net asset value, end of period	$9.93	$9.92	$9.87	$9.93	$10.09	$10.23	$10.25

Total return	2.61%[6,7]	2.13%[6,8]	2.41%[8]	0.41%[8,9]	(0.06)%[8]	1.70%[8]	4.05%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$44,849	$26,126	$31,938	$45,942	$66,253	$83,937	$53,087
Ratio of net expenses to average net assets	0.63%[10]	1.57%[10]	1.57%	1.56%	1.63%	1.65%	1.77%
Ratio of net expenses to average net assets (excluding interest expense)	0.62%[10]	1.56%[10]	1.56%	1.56%	1.63%	1.65%	1.77%
Ratio of total expenses to average net assets (excluding waivers)	1.11%[10]	1.86%[10]	1.86%	1.81%	1.92%	1.95%	2.02%
Ratio of net investment income to average net assets	4.19%[10]	3.25%[10]	2.83%	2.06%	1.00%	1.17%[4]	2.48%[4]
Ratio of net investment income to average net assets (excluding waivers)	3.71%[10]	2.96%[10]	2.54%	1.81%	0.71%	0.87%[4]	2.23%[4]
Portfolio turnover rate	67%	67%	72%	127%	216%	195%	195%

	INVESTOR B1 CLASS	INVESTOR B2 CLASS
	PERIOD ENDED 3/31/07[1] (UNAUDITED)	PERIOD ENDED 3/31/07[1] (UNAUDITED)
Net asset value, beginning of period	$9.87	$9.87

Net investment income	0.17 [3]	0.19 [3]
Net realized and unrealized gain on investments	0.05	0.05

Net increase from investment operations	0.22	0.24

Dividends and distributions from:
Net investment income	(0.17)	(0.19)
Net realized gains	—	—

Total dividends and distributions	(0.17)	(0.19)

Redemption fees added to paid-in capital	—	—

Net asset value, end of period	$9.92	$9.92

Total return	2.27%[6,8]	2.45%[6,8]
Ratios/Supplemental data:
Net assets, end of period (000)	$1,575	$14,780
Ratio of net expenses to average net assets	1.30%[10]	0.95%[10]
Ratio of net expenses to average net assets (excluding interest expense)	1.29%[10]	0.94%[10]
Ratio of total expenses to average net assets (excluding waivers)	1.74%[10]	2.08%[10]
Ratio of net investment income to average net assets	3.51%[10]	3.86%[10]
Ratio of net investment income to average net assets (excluding waivers)	3.07%[10]	2.73%[10]
Portfolio turnover rate	67%	67%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

130

BLACKROCK FUNDS

	INVESTOR C CLASS						INVESTOR C1 CLASS	INVESTOR C2 CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[1] (UNAUDITED)	PERIOD ENDED 3/31/07[1] (UNAUDITED)
LOW DURATION BOND PORTFOLIO		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25	$10.21	$9.87	$9.87

Net investment income	0.16 [3]	0.28 [3]	0.21 [3]	0.10 [3]	0.15 [4]	0.30 [4]	0.17 [3]	0.19 [3]
Net realized and unrealized gain (loss) on investments	0.05	(0.05)	(0.17)	(0.11)	0.03 [4]	0.11 [4]	0.05	0.05

Net increase (decrease) from investment operations	0.21	0.23	0.04	(0.01)	0.18	0.41	0.22	0.24

Dividends and distributions from:
Net investment income	(0.16)	(0.29)	(0.20)	(0.09)	(0.19)	(0.32)	(0.17)	(0.19)
Net realized gains	—	—	—	(0.04)	(0.01)	(0.05)	—	—

Total dividends and distributions	(0.16)	(0.29)	(0.20)	(0.13)	(0.20)	(0.37)	(0.17)	(0.19)

Redemption fees added to paid-in capital	—	—	— [5]	—	—	—	—	—

Net asset value, end of period	$9.92	$9.87	$9.93	$10.09	$10.23	$10.25	$9.92	$9.92

Total return	2.13%[6,8]	2.42%[8]	0.41%[8,9]	(0.06)%[8]	1.70%[8]	4.05%[8]	2.25%[6,8]	2.45%[6,8]
Ratios/Supplemental data:
Net assets, end of period (000)	$40,935	$50,065	$72,085	$124,548	$198,234	$118,851	$11,424	$31,402,435
Ratio of net expenses to average net assets	1.57%[10]	1.57%	1.57%	1.63%	1.65%	1.77%	1.34%[10]	0.95%[10]
Ratio of net expenses to average net assets (excluding interest expense)	1.56%[10]	1.56%	1.57%	1.63%	1.65%	1.77%	1.33%[10]	0.94%[10]
Ratio of total expenses to average net assets (excluding waivers)	1.82%[10]	1.84%	1.81%	1.93%	1.95%	2.00%	1.63%[10]	1.36%[10]
Ratio of net investment income to average net assets	3.25%[10]	2.84%	2.06%	0.98%	1.16%[4]	2.30%[4]	3.48%[10]	3.86%[10]
Ratio of net investment income to average net assets (excluding waivers)	3.00%[10]	2.57%	1.82%	0.69%	0.86%[4]	2.05%[4]	3.19%[10]	3.45%[10]
Portfolio turnover rate	67%	72%	127%	216%	195%	195%	67%	67%

[1]	Commencement of operations of share class effective 10/02/06.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Not annualized.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Annualized.

131

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
INTERMEDIATE GOVERNMENT BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.15	$10.20	$10.45	$10.63	$10.82	$10.55	$10.14	$10.19	$10.44	$10.62	$10.81	$10.55

Net investment income	0.22 [2]	0.42 [2]	0.39 [2]	0.38 [2]	0.48 [3]	0.55 [3]	0.21 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.45 [3]	0.52 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.07)	(0.25)	(0.17)	(0.15)[3]	0.26 [3]	0.04	(0.07)	(0.25)	(0.17)	(0.16)[3]	0.25 [3]

Net increase from investment operations	0.26	0.35	0.14	0.21	0.33	0.81	0.25	0.32	0.11	0.18	0.29	0.77

Dividends and distributions from:
Net investment income	(0.21)	(0.40)	(0.26)	(0.39)	(0.52)	(0.54)	(0.20)	(0.37)	(0.24)	(0.36)	(0.48)	(0.51)
Tax return of capital	—	—	(0.08)	—	—	—	—	—	(0.07)	—	—	—
Net realized gains	—	—	(0.05)	—	—	—	—	—	(0.05)	—	—	—

Total dividends and distributions	(0.21)	(0.40)	(0.39)	(0.39)	(0.52)	(0.54)	(0.20)	(0.37)	(0.36)	(0.36)	(0.48)	(0.51)

Net asset value, end of period	$10.20	$10.15	$10.20	$10.45	$10.63	$10.82	$10.19	$10.14	$10.19	$10.44	$10.62	$10.81

Total return	2.62%[4]	3.48%	1.38%	2.01%	3.09%	7.97%	2.47%[4]	3.18%	1.08%	1.71%	2.79%	7.56%
Ratios/Supplemental data:
Net assets, end of period (000)	$190,536	$190,154	$214,980	$236,212	$230,609	$281,983	$1,231	$831	$842	$1,235	$1,447	$2,007
Ratio of net expenses to average net assets	0.60%[5]	0.60%	0.60%	0.60%	0.60%	0.60%	0.90%[5]	0.90%	0.90%	0.86%	0.90%	0.91%
Ratio of net expenses to average net assets (excluding interest expense)	0.60%[5]	0.60%	0.60%	0.60%	0.60%	0.60%	0.90%[5]	0.90%	0.90%	0.86%	0.90%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	0.69%[5]	0.77%	0.89%	0.84%	0.85%	0.83%	0.96%[5]	1.10%	1.14%	1.08%	1.15%	1.12%
Ratio of net investment income to average net assets	4.34%[5]	4.14%	3.78%	3.62%	4.51%[3]	5.38%[3]	4.06%[5]	3.86%	3.48%	3.38%	4.22%[3]	5.34%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.25%[5]	3.97%	3.49%	3.38%	4.26%[3]	5.16%[3]	4.00%[5]	3.66%	3.24%	3.16%	3.97%[3]	5.12%[3]
Portfolio turnover rate	23%	92%	194%	200%	143%	183%	23%	92%	194%	200%	143%	183%

	INVESTOR A CLASS						INVESTOR B CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.17	$10.23	$10.47	$10.65	$10.84	$10.57	$10.15	$10.20	$10.45	$10.62	$10.82	$10.55

Net investment income	0.20 [2]	0.38 [2]	0.35 [2]	0.33 [2]	0.44 [3]	0.51 [3]	0.16 [2]	0.30 [2]	0.27 [2]	0.25 [2]	0.34 [3]	0.43 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.09)	(0.24)	(0.17)	(0.16)[3]	0.25 [3]	0.04	(0.07)	(0.24)	(0.16)	(0.15)[3]	0.25 [3]

Net increase from investment operations	0.24	0.29	0.11	0.16	0.28	0.76	0.20	0.23	0.03	0.09	0.19	0.68

Dividends and distributions from:
Net investment income	(0.19)	(0.35)	(0.23)	(0.34)	(0.47)	(0.49)	(0.15)	(0.28)	(0.18)	(0.26)	(0.39)	(0.41)
Tax return of capital	—	—	(0.07)	—	—	—	—	—	(0.05)	—	—	—
Net realized gains	—	—	(0.05)	—	—	—	—	—	(0.05)	—	—	—

Total dividends and distributions	(0.19)	(0.35)	(0.35)	(0.34)	(0.47)	(0.49)	(0.15)	(0.28)	(0.28)	(0.26)	(0.39)	(0.41)

Net asset value, end of period	$10.22	$10.17	$10.23	$10.47	$10.65	$10.84	$10.20	$10.15	$10.20	$10.45	$10.62	$10.82

Total return	2.40%[4,6]	2.96%[6]	1.07%[6]	1.54%[6]	2.60%[6]	7.46%[6]	2.00%[4,7]	2.26%[7]	0.22%[7]	0.88%[7]	1.75%[7]	6.68%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$264,839	$285,303	$345,132	$43,500	$54,693	$52,507	$41,645	$51,314	$75,182	$10,533	$12,312	$8,197
Ratio of net expenses to average net assets	1.02%[5]	1.00%	0.99%	1.05%	1.07%	1.08%	1.82%[5]	1.79%	1.75%	1.80%	1.82%	1.81%
Ratio of net expenses to average net assets (excluding interest expense)	1.02%[5]	1.00%	0.99%	1.05%	1.07%	1.07%	1.82%[5]	1.79%	1.75%	1.80%	1.82%	1.81%
Ratio of total expenses to average net assets (excluding waivers)	1.06%[5]	1.19%	1.25%	1.33%	1.32%	1.30%	1.96%[5]	1.91%	1.90%	1.98%	2.06%	2.04%
Ratio of net investment income to average net assets	3.91%[5]	3.74%	3.43%	3.17%	3.99%[3]	4.83%[3]	3.13%[5]	2.95%	2.69%	2.43%	3.22%[3]	4.00%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.87%[5]	3.55%	3.17%	2.89%	3.75%[3]	4.61%[3]	2.99%[5]	2.83%	2.54%	2.25%	2.97%[3]	3.78%[3]
Portfolio turnover rate	23%	92%	194%	200%	143%	183%	23%	92%	194%	200%	143%	183%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

132

BLACKROCK FUNDS

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
INTERMEDIATE GOVERNMENT BOND PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.15	$10.21	$10.46	$10.63	$10.83	$10.55

Net investment income	0.16 [2]	0.30 [2]	0.27 [2]	0.26 [2]	0.34 [3]	0.42 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.08)	(0.24)	(0.17)	(0.15)[3]	0.27 [3]

Net increase from investment operations	0.20	0.22	0.03	0.09	0.19	0.69

Dividends and distributions from:
Net investment income	(0.15)	(0.28)	(0.18)	(0.26)	(0.39)	(0.41)
Tax return of capital	—	—	(0.05)	—	—	—
Net realized gains	—	—	(0.05)	—	—	—

Total dividends and distributions	(0.15)	(0.28)	(0.28)	(0.26)	(0.39)	(0.41)

Net asset value, end of period	$10.20	$10.15	$10.21	$10.46	$10.63	$10.83

Total return[7]	2.00%[4]	2.16%	0.22%	0.88%	1.75%	6.77%
Ratios/Supplemental data:
Net assets, end of period (000)	$13,143	$14,426	$20,154	$14,194	$18,028	$7,389
Ratio of net expenses to average net assets	1.82%[5]	1.79%	1.75%	1.80%	1.82%	1.81%
Ratio of net expenses to average net assets (excluding interest expense)	1.82%[5]	1.79%	1.75%	1.80%	1.82%	1.81%
Ratio of total expenses to average net assets (excluding waivers)	1.89%[5]	1.90%	1.90%	1.98%	2.06%	2.03%
Ratio of net investment income to average net assets	3.13%[5]	2.96%	2.66%	2.45%	3.13%[3]	3.93%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.06%[5]	2.85%	2.51%	2.27%	2.89%[3]	3.71%[3]
Portfolio turnover rate	23%	92%	194%	200%	143%	183%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Not annualized.
[5]	Annualized.
[6]	Sales load not reflected in total return.
[7]	Contingent deferred sales load not reflected in total return.

133

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS				INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
INTERMEDIATE BOND PORTFOLIO		2006	2005			2006	2005
Net asset value, beginning of period	$9.74	$9.82	$10.01	$10.00	$10.09	$10.17	$10.06	$10.00

Net investment income	0.23 [2]	0.43 [2]	0.37 [2]	0.10 [2]	0.23 [2]	0.43 [2]	0.31 [2]	0.06 [2]
Net realized and unrealized gain (loss) on investments	(0.01)	(0.07)	(0.17)	(0.04)	(0.02)	(0.08)	(0.13)	—

Net increase from investment operations	0.22	0.36	0.20	0.06	0.21	0.35	0.18	0.06

Dividends and distributions from:
Net investment income	(0.23)	(0.44)	(0.38)	(0.05)	(0.22)	(0.43)	(0.06)	—
Net realized gains	—	—	(0.01)	—	—	—	(0.01)	—

Total dividends and distributions	(0.23)	(0.44)	(0.39)	(0.05)	(0.22)	(0.43)	(0.07)	—

Net asset value, end of period	$9.73	$9.74	$9.82	$10.01	$10.08	$10.09	$10.17	$10.06

Total return	2.24%[3]	3.75%	1.98%	0.57%[3]	2.13%[3]	3.53%	1.78%	0.60%[3]
Ratios/Supplemental data:
Net assets, end of period (000)	$8,826	$30,370	$30,133	$25,918	$437	$800	$826	$— [4]
Ratio of net expenses to average net assets	0.48%[5]	0.40%	0.40%	0.40%[5,6]	0.52%[5]	0.47%	0.55%	0.55%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.40%[5]	0.40%	0.40%	0.40%[5,6]	0.44%[5]	0.47%	0.55%	0.55%[5]
Ratio of total expenses to average net assets (excluding waivers)	1.09%[5]	0.96%	1.04%	3.40%[5,6]	1.63%[5]	0.98%	1.18%	3.52%[5]
Ratio of net investment income to average net assets	4.65%[5]	4.46%	3.72%	3.91%[5,6]	4.49%[5]	4.23%	3.63%	3.76%[5]
Ratio of net investment income to average net assets (excluding waivers)	4.04%[5]	3.90%	3.08%	0.91%[5,6]	3.38%[5]	3.72%	3.00%	0.79%[5]
Portfolio turnover rate	46%	142%	217%	114%	46%	142%	217%	114%

	SERVICE CLASS				INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
		2006	2005			2006	2005
Net asset value, beginning of period	$10.17	$10.19	$10.04	$10.00	$9.92	$10.02	$10.06	$10.00

Net investment income	0.20 [2]	0.41 [2]	0.33 [2]	0.01 [2]	0.20 [2]	0.40 [2]	0.33 [2]	0.06 [2]
Net realized and unrealized gain (loss) on investments	(0.01)	(0.10)	(0.17)	0.03	0.01	(0.10)	(0.17)	—

Net increase from investment operations	0.19	0.31	0.16	0.04	0.21	0.30	0.16	0.06

Dividends and distributions from:
Net investment income	(0.20)	(0.33)	—	—	(0.21)	(0.40)	(0.19)	—
Net realized gains	—	—	(0.01)	—	—	—	(0.01)	—

Total dividends and distributions	(0.20)	(0.33)	(0.01)	—	(0.21)	(0.40)	(0.20)	—

Net asset value, end of period	$10.16	$10.17	$10.19	$10.04	$9.92	$9.92	$10.02	$10.06

Total return	1.91%[3]	3.10%	1.58%	0.40%[3]	2.09%[3,7]	3.04%[7]	1.60%[7]	0.60%[3,7]
Ratios/Supplemental data:
Net assets, end of period (000)	$20	$— [4]	$— [4]	$— [4]	$238	$46	$20	$— [4]
Ratio of net expenses to average net assets	0.93%[5]	0.84%	0.80%	0.81%[5]	0.87%[5]	0.86%	0.80%	0.81%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.85%[5]	0.84%	0.80%	0.81%[5]	0.79%[5]	0.86%	0.80%	0.81%[5]
Ratio of total expenses to average net assets (excluding waivers)	2.15%[5]	57.31%	1.42%	3.77%[5]	4.26%[5]	1.52%	1.52%	3.87%[5]
Ratio of net investment income to average net assets	3.98%[5]	3.96%	3.37%	3.50%[5]	4.12%[5]	3.96%	3.37%	3.50%[5]
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.75%[5]	(52.51)%	2.75%	0.54%[5]	0.73%[5]	3.30%	2.65%	0.44%[5]
Portfolio turnover rate	46%	142%	217%	114%	46%	142%	217%	114%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

134

BLACKROCK FUNDS

	INVESTOR B CLASS				INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
INTERMEDIATE BOND PORTFOLIO		2006	2005			2006	2005
Net asset value, beginning of period	$9.93	$10.01	$10.06	$10.00	$10.10	$10.13	$10.06	$10.00

Net investment income	0.17 [2]	0.32 [2]	0.23 [2]	0.06 [2]	0.16 [2]	0.32 [2]	0.19 [2]	0.06 [2]
Net realized and unrealized gain (loss) on investments	(0.01)	(0.08)	(0.15)	—	—	(0.09)	(0.11)	—

Net increase from investment operations	0.16	0.24	0.08	0.06	0.16	0.23	0.08	0.06

Dividends and distributions from:
Net investment income	(0.17)	(0.32)	(0.12)	—	(0.17)	(0.26)	—	—
Net realized gains	—	—	(0.01)	—	—	—	(0.01)	—

Total dividends and distributions	(0.17)	(0.32)	(0.13)	—	(0.17)	(0.26)	(0.01)	—

Net asset value, end of period	$9.92	$9.93	$10.01	$10.06	$10.09	$10.10	$10.13	$10.06

Total return	1.63%[3,8]	2.42%[8]	0.81%[8]	0.60%[3,8]	1.61%[3,8]	2.37%[8]	0.78%[8]	0.60%[3,8]
Ratios/Supplemental data:
Net assets, end of period (000)	$386	$2	$2	$— [4]	$1,060	$— [4]	$— [4]	$— [4]
Ratio of net expenses to average net assets	1.58%[5]	1.58%	1.55%	1.56%[5]	1.52%[5]	1.60%	1.55%	1.56%[5]
Ratio of net expenses to average net assets (excluding interest expense)	1.50%[5]	1.58%	1.55%	1.56%[5]	1.44%[5]	1.60%	1.55%	1.56%[5]
Ratio of total expenses to average net assets (excluding waivers)	4.11%[5]	5.75%	2.17%	4.52%[5]	3.12%[5]	24.98%	2.17%	4.52%[5]
Ratio of net investment income to average net assets	3.43%[5]	3.17%	2.62%	2.75%[5]	3.29%[5]	3.15%	2.62%	2.75%[5]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.90%[5]	(1.00)%	2.00%	(0.21)%[5]	1.69%[5]	(20.23)%	2.00%	(0.21)%[5]
Portfolio turnover rate	46%	142%	217%	114%	46%	142%	217%	114%

[1]	Commencement of operations of share class effective 8/18/04.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Net assets end of period are less than $500.
[5]	Annualized.
[6]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.

135

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS							INSTITUTIONAL CLASS
INTERMEDIATE BOND PORTFOLIO II	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30						PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006		2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.24	$9.32		$9.57	$9.89	$9.81	$9.72	$9.24	$9.32	$9.57	$9.89	$9.81	$9.71

Net investment income	0.21 [2]	0.39	[2]	0.35 [2]	0.35 [2]	0.49 [3]	0.55 [3]	0.21 [2]	0.38 [2]	0.34 [2]	0.34 [2]	0.47 [3]	0.54 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.07)		(0.20)	(0.09)	0.13 [3]	0.18 [3]	0.04	(0.07)	(0.20)	(0.10)	0.14 [3]	0.19 [3]

Net increase from investment operations	0.25	0.32		0.15	0.26	0.62	0.73	0.25	0.31	0.14	0.24	0.61	0.73

Dividends and distributions from:
Net investment income	(0.23)	(0.40)		(0.32)	(0.36)	(0.52)	(0.54)	(0.23)	(0.39)	(0.31)	(0.34)	(0.51)	(0.53)
Net realized gains	—	—		(0.08)	(0.22)	(0.02)	(0.10)	—	—	(0.08)	(0.22)	(0.02)	(0.10)

Total dividends and distributions	(0.23)	(0.40)		(0.40)	(0.58)	(0.54)	(0.64)	(0.23)	(0.39)	(0.39)	(0.56)	(0.53)	(0.63)

Redemption fees added to paid-in capital	—	—	[4]	—	—	—	—	—	— [4]	—	—	—	—

Net asset value, end of period	$9.26	$9.24		$9.32	$9.57	$9.89	$9.81	$9.26	$9.24	$9.32	$9.57	$9.89	$9.81

Total return	2.75%[5]	3.54	% [6]	1.61%	2.72%	6.56%	7.87%	2.73%[5]	3.45%[6]	1.46%	2.57%	6.40%	7.82%
Ratios/Supplemental data:
Net assets, end of period (000)	$382,020	$397,585		$435,529	$444,821	$392,112	$371,857	$281,229	$305,384	$316,522	$332,460	$371,079	$378,616
Ratio of net expenses to average net assets	0.45%[7]	0.45%		0.45%	0.45%	0.45%	0.48%	0.48%[7]	0.53%	0.60%	0.60%	0.61%	0.63%
Ratio of net expenses to average net assets (excluding interest expense)	0.45%[7]	0.45%		0.45%	0.45%	0.45%	0.45%	0.48%[7]	0.53%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.66%[7]	0.67%		0.70%	0.69%	0.69%	0.81%	0.67%[7]	0.72%	0.83%	0.81%	0.84%	0.84%
Ratio of net investment income to average net assets	4.49%[7]	4.20%		3.75%	3.67%	4.92%[3]	5.80%[3]	4.46%[7]	4.12%	3.60%	3.53%	4.81%[3]	5.66%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.28%[7]	3.98%		3.50%	3.43%	4.68%[3]	5.48%[3]	4.27%[7]	3.93%	3.37%	3.32%	4.59%[3]	5.45%[3]
Portfolio turnover rate	33%	113%		194%	216%	220%	239%	33%	113%	194%	216%	220%	239%

	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.24	$9.33	$9.57	$9.89	$9.81	$9.71	$9.24	$9.32	$9.57	$9.88	$9.81	$9.71

Net investment income	0.19 [2]	0.35 [2]	0.31 [2]	0.31 [2]	0.44 [3]	0.52 [3]	0.19 [2]	0.35 [2]	0.32 [2]	0.31 [2]	0.43 [3]	0.49 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.08)	(0.19)	(0.10)	0.14 [3]	0.18 [3]	0.03	(0.07)	(0.20)	(0.09)	0.14 [3]	0.19 [3]

Net increase from investment operations	0.23	0.27	0.12	0.21	0.58	0.70	0.22	0.28	0.12	0.22	0.57	0.68

Dividends and distributions from:
Net investment income	(0.21)	(0.36)	(0.28)	(0.31)	(0.48)	(0.50)	(0.21)	(0.36)	(0.29)	(0.31)	(0.48)	(0.48)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)	(0.10)	—	—	(0.08)	(0.22)	(0.02)	(0.10)

Total dividends and distributions	(0.21)	(0.36)	(0.36)	(0.53)	(0.50)	(0.60)	(0.21)	(0.36)	(0.37)	(0.53)	(0.50)	(0.58)

Redemption fees added to paid-in capital	—	— [4]	—	—	—	—	—	— [4]	—	—	—	—

Net asset value, end of period	$9.26	$9.24	$9.33	$9.57	$9.89	$9.81	$9.25	$9.24	$9.32	$9.57	$9.88	$9.81

Total return	2.55%[5]	2.98%[6]	1.30%	2.26%	6.08%	7.50%	2.43%[5,8]	3.09%[6,8]	1.20%[8]	2.33%[8]	5.92%[8]	7.32%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$202,065	$184,276	$94,557	$84,013	$56,632	$35,198	$27,380	$27,545	$31,272	$33,977	$38,547	$26,805
Ratio of net expenses to average net assets	0.81%[7]	0.88%	0.86%	0.89%	0.89%	0.94%	0.82%[7]	0.89%	0.86%	0.93%	0.94%	1.12%
Ratio of net expenses to average net assets (excluding interest expense)	0.81%[7]	0.88%	0.86%	0.89%	0.89%	0.90%	0.82%[7]	0.89%	0.86%	0.93%	0.94%	1.07%
Ratio of total expenses to average net assets (excluding waivers)	0.99%[7]	1.11%	1.08%	1.10%	1.11%	1.15%	1.00%[7]	1.18%	1.18%	1.29%	1.21%	1.33%
Ratio of net investment income to average net assets	4.13%[7]	3.80%	3.34%	3.23%	4.44%[3]	5.36%[3]	4.12%[7]	3.76%	3.34%	3.20%	4.46%[3]	5.22%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.95%[7]	3.57%	3.12%	3.02%	4.22%[3]	5.15%[3]	3.94%[7]	3.47%	3.02%	2.83%	4.19%[3]	5.01%[3]
Portfolio turnover rate	33%	113%	194%	216%	220%	239%	33%	113%	194%	216%	220%	239%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

136

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
INTERMEDIATE BOND PORTFOLIO II		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.24	$9.32	$9.57	$9.89	$9.81	$9.72	$9.25	$9.33	$9.57	$9.89	$9.82	$9.72

Net investment income	0.15 [2]	0.27 [2]	0.24 [2]	0.23 [2]	0.36 [3]	0.43 [3]	0.15 [2]	0.28 [2]	0.25 [2]	0.23 [2]	0.35 [3]	0.42 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.06)	(0.20)	(0.09)	0.143	0.173	0.04	(0.07)	(0.20)	(0.09)	0.143	0.193

Net increase from investment operations	0.19	0.21	0.04	0.14	0.50	0.60	0.19	0.21	0.05	0.14	0.49	0.61

Dividends and distributions from:
Net investment income	(0.17)	(0.29)	(0.21)	(0.24)	(0.40)	(0.41)	(0.18)	(0.29)	(0.21)	(0.24)	(0.40)	(0.41)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)	(0.10)	—	—	(0.08)	(0.22)	(0.02)	(0.10)

Total dividends and distributions	(0.17)	(0.29)	(0.29)	(0.46)	(0.42)	(0.51)	(0.18)	(0.29)	(0.29)	(0.46)	(0.42)	(0.51)

Redemption fees added to paid-in capital	—	— [4]	—	—	—	—	—	— [4]	—	—	—	—

Net asset value, end of period	$9.26	$9.24	$9.32	$9.57	$9.89	$9.81	$9.26	$9.25	$9.33	$9.57	$9.89	$9.82

Total return	2.11%[5,9]	2.29%[6,9]	0.44%[9]	1.46%[9]	5.24%[9]	6.41%[9]	2.04%[5,9]	2.33%[6,9]	0.54%[9]	1.46%[9]	5.13%[9]	6.52%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$7,081	$7,937	$10,594	$14,106	$12,850	$6,291	$7,759	$8,408	$9,204	$14,334	$13,046	$3,950
Ratio of net expenses to average net assets	1.70%[7]	1.67%	1.61%	1.68%	1.69%	1.86%	1.62%[7]	1.62%	1.61%	1.67%	1.68%	1.85%
Ratio of net expenses to average net assets (excluding interest expense)	1.70%[7]	1.67%	1.61%	1.68%	1.69%	1.81%	1.62%[7]	1.62%	1.61%	1.67%	1.68%	1.80%
Ratio of total expenses to average net assets (excluding waivers)	1.89%[7]	1.88%	1.83%	1.94%	1.96%	2.07%	1.80%[7]	1.82%	1.83%	1.93%	1.95%	2.06%
Ratio of net investment income to average net assets	3.24%[7]	2.97%	2.59%	2.45%	3.67%[3]	4.45%[3]	3.33%[7]	3.02%	2.59%	2.45%	3.51%[3]	4.37%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.05%[7]	2.76%	2.37%	2.18%	3.40%[3]	4.24%[3]	3.15%[7]	2.82%	2.37%	2.18%	3.25%[3]	4.16%[3]
Portfolio turnover rate	33%	113%	194%	216%	220%	239%	33%	113%	194%	216%	220%	239%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Not annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

137

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
TOTAL RETURN PORTFOLIO		2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.14	$10.27	$10.34	$10.46	$10.31	$10.00

Net investment income	0.23 [3]	0.45 [3]	0.41 [3]	0.38 [3]	0.42 [4]	0.40
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.08)	(0.01)	0.294	0.32

Net increase from investment operations	0.24	0.37	0.33	0.37	0.71	0.72

Dividends and distributions from:
Net investment income	(0.25)	(0.45)	(0.40)	(0.36)	(0.50)	(0.41)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.25)	(0.50)	(0.40)	(0.49)	(0.56)	(0.41)

Net asset value, end of period	$10.13	$10.14	$10.27	$10.34	$10.46	$10.31

Total return	2.38%[5]	3.76%	3.21%	3.65%	7.00%	7.37%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$471,083	$366,353	$326,033	$285,096	$224,248	$95,503
Ratio of net expenses to average net assets	0.41%[6]	0.40%	0.40%	0.40%	0.40%	0.32%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.40%[6]	0.40%	0.40%	0.40%	0.40%	0.32%[6]
Ratio of total expenses to average net assets (excluding waivers)	0.68%[6]	0.69%	0.72%	0.71%	0.75%	0.72%[6]
Ratio of net investment income to average net assets	4.65%[6]	4.50%	3.98%	3.68%	3.61%[4]	3.94%[6]
Ratio of net investment income to average net assets (excluding waivers)	4.38%[6]	4.21%	3.66%	3.37%	3.26%[4]	3.54%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.09	$10.21	$10.28	$10.46	$10.31	$10.00

Net investment income	0.23 [3]	0.45 [3]	0.47 [3]	0.28 [3]	0.40 [4]	0.24
Net realized and unrealized gain (loss) on investments	—	(0.07)	(0.16)	0.02	0.294	0.47

Net increase from investment operations	0.23	0.38	0.31	0.30	0.69	0.71

Dividends and distributions from:
Net investment income	(0.25)	(0.45)	(0.38)	(0.35)	(0.48)	(0.40)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.25)	(0.50)	(0.38)	(0.48)	(0.54)	(0.40)

Net asset value, end of period	$10.07	$10.09	$10.21	$10.28	$10.46	$10.31

Total return	2.27%[5]	3.79%	3.08%	2.91%	6.84%	7.21%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$5,958	$4,402	$— [8]	$— [8]	$— [8]	$— [8]
Ratio of net expenses to average net assets	0.45%[6]	0.45%	0.55%	0.55%	0.55%	0.52%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.44%[6]	0.45%	0.55%	0.55%	0.55%	0.52%[6]
Ratio of total expenses to average net assets (excluding waivers)	0.69%[6]	0.83%	0.83%	0.82%	0.90%	0.93%[6]
Ratio of net investment income to average net assets	4.63%[6]	4.57%	3.83%	3.53%	3.47%[4]	3.80%[6]
Ratio of net investment income to average net assets (excluding waivers)	4.39%[6]	4.18%	3.55%	3.26%	3.12%[4]	3.38%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

138

BLACKROCK FUNDS

	SERVICE CLASS						INVESTOR A CLASS
TOTAL RETURN PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED )	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]			2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.21	$10.33	$10.40	$10.46	$10.31	$10.00	$10.15	$10.28	$10.35	$10.46	$10.31	$10.00

Net investment income	0.21 [3]	0.40 [3]	0.38 [3]	0.38 [3]	0.37 [4]	0.23	0.21 [3]	0.40 [3]	0.36 [3]	0.33 [3]	0.37 [4]	0.08
Net realized and unrealized gain (loss) on investments	—	(0.06)	(0.09)	0.01	0.29 [4]	0.48	0.01	(0.07)	(0.07)	—	0.29 [4]	0.59

Net increase from investment operations	0.21	0.34	0.29	0.39	0.66	0.71	0.22	0.33	0.29	0.33	0.66	0.67

Dividends and distributions from:
Net investment income	(0.23)	(0.41)	(0.36)	(0.32)	(0.45)	(0.40)	(0.23)	(0.41)	(0.36)	(0.31)	(0.45)	(0.36)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—	—	(0.05)	—	(0.13)	(0.06)	—
Total dividends and distributions	(0.23)	(0.46)	(0.36)	(0.45)	(0.51)	(0.40)	(0.23)	(0.46)	(0.36)	(0.44)	(0.51)	(0.36)

Net asset value, end of period	$10.19	$10.21	$10.33	$10.40	$10.46	$10.31	$10.14	$10.15	$10.28	$10.35	$10.46	$10.31

Total return	2.04%[5]	3.38%	2.77%	3.78%	6.53%	7.22%[5]	2.17%[5,9]	3.28%[9]	2.79%[9]	3.25%[9]	6.47%[9]	6.88%[5,9]
Ratios/Supplemental data:
Net assets, end of period (000)	$20	$— [8]	$— [8]	$29	$— [8]	$— [8]	$1,165	$298	$88	$9	$8	$2
Ratio of net expenses to average net assets	0.82%[6]	0.88%	0.80%	0.78%	0.85%	0.82%[6]	0.77%[6]	0.88%	0.80%	0.86%	0.90%	0.99%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.81%[6]	0.85%	0.80%	0.78%	0.85%	0.82%[6]	0.76%[6]	0.88%	0.80%	0.86%	0.90%	0.99%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.10%[6]	31.07%	1.08%	1.07%	1.20%	1.23%[6]	1.18%[6]	2.13%	1.19%	1.28%	1.25%	1.40%[6]
Ratio of net investment income to average net assets	4.21%[6]	3.93%	3.57%	3.74%	3.17%[4]	3.50%[6]	4.25%[6]	4.03%	3.56%	3.21%	3.12%[4]	3.33%[6]
Ratio of net investment income (loss) to average net assets (excluding waivers)	3.93%[6]	(26.27)%	3.29%	3.45%	2.82%[4]	3.08%[6]	3.84%[6]	2.78%	3.17%	2.79%	2.77%[4]	2.91%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%	118%	192%	358%	412%	1,021%[7]	330%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 12/07/01.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.
[8]	Net assets end of period are less than $500.
[9]	Sales load not reflected in total return.

139

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
TOTAL RETURN PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.14	$10.27	$10.34	$10.46	$10.31	$10.00

Net investment income	0.20 [3]	0.33 [3]	0.29 [3]	0.25 [3]	0.29 [4]	0.43
Net realized and unrealized gain (loss) on investments	—	(0.08)	(0.08)	—	0.29 [4]	0.21

Net increase from investment operations	0.20	0.25	0.21	0.25	0.58	0.64

Dividends and distributions from:
Net investment income	(0.21)	(0.33)	(0.28)	(0.24)	(0.37)	(0.33)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.21)	(0.38)	(0.28)	(0.37)	(0.43)	(0.33)

Net asset value, end of period	$10.13	$10.14	$10.27	$10.34	$10.46	$10.31

Total return	1.96%[5,6]	2.50%[5]	2.02%[5]	2.38%[5]	5.68%[5]	6.46%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$735	$226	$137	$103	$80	$— [7]
Ratio of net expenses to average net assets	1.09%[8]	1.62%	1.56%	1.63%	1.65%	1.74%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.08%[8]	1.62%	1.56%	1.63%	1.65%	1.74%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.34%[8]	3.30%	1.84%	1.97%	2.00%	2.15%[8]
Ratio of net investment income to average net assets	3.99%[8]	3.29%	2.84%	2.46%	2.36%[4]	2.58%[8]
Ratio of net investment income to average net assets (excluding waivers)	3.74%[8]	1.61%	2.56%	2.12%	2.01%[4]	2.16%[8]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[9]	330%

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.13	$10.26	$10.33	$10.46	$10.31	$10.00

Net investment income	0.17 [3]	0.33 [3]	0.28 [3]	0.27 [3]	0.29 [4]	0.43
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.07)	(0.03)	0.29 [4]	0.21

Net increase from investment operations	0.18	0.25	0.21	0.24	0.58	0.64

Dividends and distributions from:
Net investment income	(0.19)	(0.33)	(0.28)	(0.24)	(0.37)	(0.33)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.19)	(0.38)	(0.28)	(0.37)	(0.43)	(0.33)

Net asset value, end of period	$10.12	$10.13	$10.26	$10.33	$10.46	$10.31

Total return	1.80%[5,6]	2.50%[5]	2.02%[5]	2.28%[5]	5.68%[5]	6.46%[5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$2,216	$102	$53	$— [7]	$— [7]	$— [7]
Ratio of net expenses to average net assets	1.41%[8]	1.62%	1.55%	1.63%	1.65%	1.74%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.40%[8]	1.62%	1.56%	1.63%	1.65%	1.74%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.65%[8]	10.03%	1.84%	1.97%	2.00%	2.15%[8]
Ratio of net investment income to average net assets	3.47%[8]	3.27%	2.78%	2.46%	2.37%[4]	2.58%[8]
Ratio of net investment income (loss) to average net assets (excluding waivers)	3.23%[8]	(5.14)%	2.49%	2.12%	2.02%[4]	2.16%[8]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[9]	330%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

140

BLACKROCK FUNDS

R CLASS
TOTAL RETURN PORTFOLIO	PERIOD ENDED 3/31/07[10] (UNAUDITED)
Net asset value, beginning of period	$10.15

Net investment income	0.20 [3]
Net realized and unrealized loss on investments	(0.01)

Net increase from investment operations	0.19

Dividends and distributions from:
Net investment income	(0.21)
Net realized gains	—

Total dividends and distributions	(0.21)

Net asset value, end of period	$10.13

Total return	2.03%[6]
Ratios/Supplemental data:
Net assets, end of period (000)	$20
Ratio of net expenses to average net assets	1.11%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.10%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.38%[8]
Ratio of net investment income to average net assets	4.01%[8]
Ratio of net investment income to average net assets (excluding waivers)	3.74%[8]
Portfolio turnover rate	118%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 12/07/01.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Not annualized.
[7]	Net assets end of period are less than $500.
[8]	Annualized.
[9]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.
[10]	Commencement of operations of share class effective 10/02/06.

141

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
TOTAL RETURN PORTFOLIO II		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.51	$9.64	$9.76	$10.03	$10.02	$9.98

Net investment income	0.22 [2]	0.43 [2]	0.40 [2]	0.40 [2]	0.45 [3]	0.54 [3]
Net realized and unrealized gain (loss) on investments	—	(0.08)	(0.11)	(0.06)	0.16 [3]	0.20 [3]

Net increase from investment operations	0.22	0.35	0.29	0.34	0.61	0.74

Dividends and distributions from:
Net investment income	(0.22)	(0.43)	(0.39)	(0.36)	(0.55)	(0.58)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)

Total dividends and distributions	(0.22)	(0.48)	(0.41)	(0.61)	(0.60)	(0.70)

Net asset value, end of period	$9.51	$9.51	$9.64	$9.76	$10.03	$10.02

Total return	2.33%[4]	3.74%	2.96%	3.83%	6.33%	7.74%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,607,109	$1,619,004	$1,543,861	$1,400,826	$1,035,461	$763,736
Ratio of net expenses to average net assets	0.41%[5]	0.40%	0.40%	0.40%	0.40%	0.46%
Ratio of net expenses to average net assets (excluding interest expense)	0.40%[5]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of total expenses to average net assets (excluding waivers)	0.59%[5]	0.61%	0.64%	0.63%	0.65%	0.79%
Ratio of net investment income to average net assets	4.64%[5]	4.51%	4.13%	4.13%	4.52%[3]	5.48%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.46%[5]	4.30%	3.89%	3.89%	4.28%[3]	5.14%[3]
Portfolio turnover rate	120%	197%	351%	360%	659%[6]	359%

	INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.49	$9.62	$9.74	$10.01	$10.00	$9.98

Net investment income	0.22 [2]	0.42 [2]	0.39 [2]	0.39 [2]	0.44 [3]	0.53 [3]
Net realized and unrealized gain (loss) on investments	—	(0.08)	(0.12)	(0.04)	0.16 [3]	0.18 [3]

Net increase from investment operations	0.22	0.34	0.27	0.35	0.60	0.71

Dividends and distributions from:
Net investment income	(0.22)	(0.42)	(0.37)	(0.37)	(0.54)	(0.57)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)

Total dividends and distributions	(0.22)	(0.47)	(0.39)	(0.62)	(0.59)	(0.69)

Net asset value, end of period	$9.49	$9.49	$9.62	$9.74	$10.01	$10.00

Total return	2.32%[4]	3.66%	2.81%	3.68%	6.19%	7.36%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,137,121	$773,866	$614,700	$697,687	$907,864	$918,935
Ratio of net expenses to average net assets	0.44%[5]	0.47%	0.55%	0.55%	0.55%	0.60%
Ratio of net expenses to average net assets (excluding interest expense)	0.43%[5]	0.47%	0.55%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets (excluding waivers)	0.61%[5]	0.66%	0.77%	0.76%	0.78%	0.82%
Ratio of net investment income to average net assets	4.61%[5]	4.46%	4.00%	3.97%	4.44%[3]	5.36%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.44%[5]	4.27%	3.78%	3.76%	4.21%[3]	5.14%[3]
Portfolio turnover rate	120%	197%	351%	360%	659%[6]	359%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

142

BLACKROCK FUNDS

TOTAL RETURN PORTFOLIO II	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]		2002[1]
Net asset value, beginning of period	$9.49	$9.62	$9.74	$10.01	$9.99	$9.98	$9.50	$9.63	$9.75	$10.01	$10.00		$9.99

Net investment income	0.21 [2]	0.39 [2]	0.36 [2]	0.36 [2]	0.42 [3]	0.52 [3]	0.20 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.40	[3]	0.47 [3]
Net realized and unrealized gain (loss) on investments	—	(0.07)	(0.11)	(0.04)	0.16 [3]	0.15 [3]	—	(0.08)	(0.11)	(0.02)	0.16	[3]	0.18 [3]

Net increase from investment operations	0.21	0.32	0.25	0.32	0.58	0.67	0.20	0.31	0.25	0.33	0.56		0.65

Dividends and distributions from:
Net investment income	(0.20)	(0.40)	(0.35)	(0.34)	(0.51)	(0.54)	(0.20)	(0.39)	(0.35)	(0.34)	(0.50)		(0.52)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)	—	(0.05)	(0.02)	(0.25)	(0.05)		(0.12)

Total dividends and distributions	(0.20)	(0.45)	(0.37)	(0.59)	(0.56)	(0.66)	(0.20)	(0.44)	(0.37)	(0.59)	(0.55)		(0.64)

Net asset value, end of period	$9.50	$9.49	$9.62	$9.74	$10.01	$9.99	$9.50	$9.50	$9.63	$9.75	$10.01		$10.00

Total return	2.28%[4]	3.38%	2.54%	3.38%	5.98%	6.94%	2.12%[4,7]	3.32%[7]	2.54%[7]	3.44%[7]	5.81	% [7]	6.75%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$53,660	$127,902	$158,200	$152,085	$139,499	$115,774	$252,748	$236,621	$214,196	$132,561	$113,190		$90,460
Ratio of net expenses to average net assets	0.72%[5]	0.76%	0.81%	0.84%	0.85%	0.91%	0.82%[5]	0.81%	0.81%	0.88%	0.90%		1.08%
Ratio of net expenses to average net assets (excluding interest expense)	0.71%[5]	0.76%	0.81%	0.84%	0.85%	0.85%	0.81%[5]	0.81%	0.81%	0.88%	0.90%		1.02%
Ratio of total expenses to average net assets (excluding waivers)	0.88%[5]	0.95%	1.03%	1.05%	1.08%	1.13%	1.00%[5]	1.11%	1.13%	1.23%	1.25%		1.30%
Ratio of net investment income to average net assets	4.35%[5]	4.16%	3.73%	3.69%	4.09%[3]	5.07%[3]	4.23%[5]	4.11%	3.72%	3.65%	4.01	% [3]	4.89%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.19%[5]	3.97%	3.51%	3.48%	3.86%[3]	4.85%[3]	4.05%[5]	3.81%	3.40%	3.30%	3.66	% [3]	4.67%[3]
Portfolio turnover rate	120%	197%	351%	360%	659%[6]	359%	120%	197%	351%	360%	659	% [6]	359%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
[7]	Sales load not reflected in total return.

143

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR B CLASS
TOTAL RETURN PORTFOLIO II	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.49	$9.62	$9.75	$10.01	$10.00	$9.98

Net investment income	0.16 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33 [3]	0.41 [3]
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.13)	(0.02)	0.16 [3]	0.18 [3]

Net increase from investment operations	0.17	0.23	0.16	0.26	0.49	0.59

Dividends and distributions from:
Net investment income	(0.16)	(0.31)	(0.27)	(0.27)	(0.43)	(0.45)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)

Total dividends and distributions	(0.16)	(0.36)	(0.29)	(0.52)	(0.48)	(0.57)

Net asset value, end of period	$9.50	$9.49	$9.62	$9.75	$10.01	$10.00

Total return	1.81%[4,5]	2.49%[5]	1.67%[5]	2.66%[5]	5.03%[5]	6.06%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$35,451	$38,797	$49,389	$56,758	$70,550	$56,047
Ratio of net expenses to average net assets	1.65%[6]	1.62%	1.56%	1.63%	1.65%	1.83%
Ratio of net expenses to average net assets (excluding interest expense)	1.64%[6]	1.62%	1.56%	1.63%	1.65%	1.76%
Ratio of total expenses to average net assets (excluding waivers)	1.82%[6]	1.81%	1.78%	1.88%	2.00%	2.04%
Ratio of net investment income to average net assets	3.43%[6]	3.31%	2.97%	2.88%	3.26%[3]	4.14%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.26%[6]	3.12%	2.75%	2.63%	2.91%[3]	3.92%[3]
Portfolio turnover rate	120%	197%	351%	360%	659%[7]	359%

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.50	$9.63	$9.75	$10.02	$10.01	$9.99

Net investment income	0.16 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33 [3]	0.42 [3]
Net realized and unrealized gain (loss) on investments	—	(0.07)	(0.12)	(0.03)	0.16 [3]	0.17 [3]

Net increase from investment operations	0.16	0.24	0.17	0.25	0.49	0.59

Dividends and distributions from:
Net investment income	(0.16)	(0.32)	(0.27)	(0.27)	(0.43)	(0.45)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	(0.12)

Total dividends and distributions	(0.16)	(0.37)	(0.29)	(0.52)	(0.48)	(0.57)

Net asset value, end of period	$9.50	$9.50	$9.63	$9.75	$10.02	$10.01

Total return	1.73%[5,8]	2.52%[5]	1.77%[5]	2.56%[5]	5.02%[5]	6.06%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$76,040	$63,223	$73,954	$85,717	$81,478	$47,326
Ratio of net expenses to average net assets	1.58%[6]	1.59%	1.56%	1.62%	1.65%	1.82%
Ratio of net expenses to average net assets (excluding interest expense)	1.57%[6]	1.59%	1.56%	1.62%	1.65%	1.76%
Ratio of total expenses to average net assets (excluding waivers)	1.74%[6]	1.78%	1.78%	1.87%	2.00%	2.04%
Ratio of net investment income to average net assets	3.46%[6]	3.33%	2.93%	2.89%	3.22%[3]	4.14%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.30%[6]	3.14%	2.71%	2.64%	2.87%[3]	3.92%[3]
Portfolio turnover rate	120%	197%	351%	360%	659%[7]	359%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

144

BLACKROCK FUNDS

R CLASS
TOTAL RETURN PORTFOLIO II	PERIOD ENDED 3/31/07[9] (UNAUDITED)
Net asset value, beginning of period	$9.51

Net investment income	0.192
Net realized and unrealized loss on investments	(0.01)

Net increase from investment operations	0.18

Dividends and distributions from:
Net investment income	(0.18)
Net realized gains	—

Total dividends and distributions	(0.18)

Net asset value, end of period	$9.51

Total return	2.08%[4]
Ratios/Supplemental data:
Net assets, end of period (000)	$20
Ratio of net expenses to average net assets	1.11%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.10%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.30%[6]
Ratio of net investment income to average net assets	4.01%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.82%[6]
Portfolio turnover rate	120%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Not annualized.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Annualized.
[7]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
[8]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
[9]	Commencement of operations of share class effective 10/02/06.

145

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS					INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30			PERIOD ENDED 9/30/03[1,2]	PERIOD ENDED 3/31/07[3] (UNAUDITED)
GOVERNMENT INCOME PORTFOLIO		2006	2005	2004
Net asset value, beginning of period	$10.75	$10.91	$11.18	$11.34	$11.27	$10.73

Net investment income	0.27 [4]	0.50 [4]	0.48 [4]	0.47 [4]	0.60 [4,5]	0.26	[4]
Net realized and unrealized loss on investments	(0.04)	(0.19)	(0.21)	(0.05)	(0.19)[5]	(0.04)

Net increase from investment operations	0.23	0.31	0.27	0.42	0.41	0.22

Dividends and distributions from:
Net investment income	(0.27)	(0.47)	(0.52)	(0.42)	(0.34)	(0.25)
Tax return of capital	—	—	(0.02)	—	—	—
Net realized gains	—	—	—	(0.16)	—	—

Total dividends and distributions	(0.27)	(0.47)	(0.54)	(0.58)	(0.34)	(0.25)

Net asset value, end of period	$10.71	$10.75	$10.91	$11.18	$11.34	$10.70

Total return	2.14%[6]	2.96%	2.43%	3.85%	3.68%[6]	2.02	% [6]
Ratios/Supplemental data:
Net assets, end of period (000)	$9,661	$9,440	$9,164	$10,899	$3	$279,943
Ratio of net expenses to average net assets	0.46%[7]	0.45%	0.45%	0.44%	0.29%[7]	0.71	% [7]
Ratio of net expenses to average net assets (excluding interest expense)	0.45%[7]	0.45%	0.45%	0.44%	0.29%[7]	0.70	% [7]
Ratio of total expenses to average net assets (excluding waivers)	0.65%[7]	0.70%	0.77%	0.78%	0.47%[7]	0.87	% [7]
Ratio of net investment income to average net assets	5.10%[7]	4.65%	4.35%	4.25%	2.95%[5,7]	4.87	% [7]
Ratio of net investment income to average net assets (excluding waivers)	4.91%[7]	4.40%	4.03%	3.92%	2.76%[5,7]	4.71	% [7]
Portfolio turnover rate	597%	551%	662%	345%	1,981%[8]	597%

	SERVICE CLASS			INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	PERIOD ENDED 9/30/05[9]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
					2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.74	$10.90	$11.21	$10.75	$10.91	$11.18	$11.33	$11.40	$10.99

Net investment income	0.25 [4]	0.46 [4]	0.40 [4]	0.25 [4]	0.45 [4]	0.43 [4]	0.40 [4]	0.34 [4,5]	0.45 [4,5]
Net realized and unrealized gain (loss) on investments	(0.05)	(0.19)	(0.24)	(0.05)	(0.19)	(0.21)	(0.03)	0.14 [5]	0.74 [5]

Net increase from investment operations	0.20	0.27	0.16	0.20	0.26	0.22	0.37	0.48	1.19

Dividends and distributions from:
Net investment income	(0.24)	(0.43)	(0.45)	(0.24)	(0.42)	(0.47)	(0.36)	(0.46)	(0.51)
Tax return of capital	—	—	(0.02)	—	—	(0.02)	—	—	—
Net realized gains	—	—	—	—	—	—	(0.16)	(0.09)	(0.27)

Total dividends and distributions	(0.24)	(0.43)	(0.47)	(0.24)	(0.42)	(0.49)	(0.52)	(0.55)	(0.78)

Net asset value, end of period	$10.70	$10.74	$10.90	$10.71	$10.75	$10.91	$11.18	$11.33	$11.40

Total return	1.92%[6]	2.57%	1.46%[6]	1.91%[6,10]	2.52%[10]	2.01%[10]	3.34%[10]	4.34%[10]	11.47%[10]
Ratios/Supplemental data:
Net assets, end of period (000)	$495	$133	$212,963	$1,104,947	$310,258	$247,380	$126,332	$86,559	$42,845
Ratio of net expenses to average net assets	0.91%[7]	0.82%	0.85%[7]	0.92%[7]	0.89%	0.86%	0.98%	1.07%	1.11%
Ratio of net expenses to average net assets (excluding interest expense)	0.90%[7]	0.82%	0.85%[7]	0.91%[7]	0.89%	0.86%	0.98%	1.07%	1.07%
Ratio of total expenses to average net assets (excluding waivers)	24.41%[7]	1.05%	1.15%[7]	1.07%[7]	1.20%	1.26%	1.38%	1.34%	1.41%
Ratio of net investment income to average net assets	4.68%[7]	4.28%	3.95%[7]	4.63%[7]	4.22%	3.92%	3.63%	3.05%[5]	4.26%[5]
Ratio of net investment income to average net assets (excluding waivers)	(18.82)%[7]	4.05%	3.65%[7]	4.48%[7]	3.91%	3.52%	3.23%	2.78%[5]	3.97%[5]
Portfolio turnover rate	597%	551%	662%	597%	551%	662%	345%	1,981%[8]	615%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

146

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR B1 CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[3] (UNAUDITED)
GOVERNMENT INCOME PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.75	$10.91	$11.18	$11.33	$11.40	$10.98	$10.74

Net investment income	0.20 [4]	0.36 [4]	0.35 [4]	0.31 [4]	0.30 [4,5]	0.39 [4,5]	0.22 [4]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.18)	(0.21)	(0.03)	0.10 [5]	0.73 [5]	(0.04)

Net increase from investment operations	0.16	0.18	0.14	0.28	0.40	1.12	0.18

Dividends and distributions from:
Net investment income	(0.20)	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)	(0.21)
Tax return of capital	—	—	(0.02)	—	—	—	—
Net realized gains	—	—	—	(0.16)	(0.09)	(0.27)	—

Total dividends and distributions	(0.20)	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)	(0.21)

Net asset value, end of period	$10.71	$10.75	$10.91	$11.18	$11.33	$11.40	$10.71

Total return	1.47%[6,11]	1.67%[11]	1.25%[11]	2.57%[11]	3.56%[11]	10.74%[11]	1.63%[6,11]
Ratios/Supplemental data:
Net assets, end of period (000)	$28,868	$32,098	$42,479	$44,786	$53,897	$48,240	$195,374
Ratio of net expenses to average net assets	1.76%[7]	1.72%	1.61%	1.73%	1.82%	1.87%	1.48%[7]
Ratio of net expenses to average net assets (excluding interest expense)	1.75%[7]	1.72%	1.61%	1.73%	1.82%	1.82%	1.47%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.93%[7]	1.94%	1.90%	2.03%	2.09%	2.17%	1.78%[7]
Ratio of net investment income to average net assets	3.80%[7]	3.37%	3.20%	2.81%	2.62%[5]	3.69%[5]	4.11%[7]
Ratio of net investment income to average net assets (excluding waivers)	3.63%[7]	3.15%	2.91%	2.51%	2.35%[5]	3.40%[5]	3.81%[7]
Portfolio turnover rate	597%	551%	662%	345%	1,981%[8]	615%	597%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 2/10/03.
[3]	Commencement of operations of share class effective 10/02/06.
[4]	Calculated using the average shares outstanding method.
[5]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[6]	Not annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.
[9]	Commencement of operations of share class effective 10/27/04.
[10]	Sales load not reflected in total return.
[11]	Contingent deferred sales load not reflected in total return.

147

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
GOVERNMENT INCOME PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.73	$10.89	$11.16	$11.31	$11.38	$10.97

Net investment income	0.21 [2]	0.37 [2]	0.35 [2]	0.31 [2]	0.30 [2,3]	0.36 [2,3]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.19)	(0.21)	(0.03)	0.10 [3]	0.75 [3]

Net increase from investment operations	0.17	0.18	0.14	0.28	0.40	1.11

Dividends and distributions from:
Net investment income	(0.20)	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Tax return of capital	—	—	(0.02)	—	—	—
Net realized gains	—	—	—	(0.16)	(0.09)	(0.27)

Total dividends and distributions	(0.20)	(0.34)	(0.41)	(0.43)	(0.47)	(0.70)

Net asset value, end of period	$10.69	$10.73	$10.89	$11.16	$11.31	$11.38

Total return	1.54%[4,5]	1.76%[5]	1.25%[5]	2.57%[5]	3.56%[5]	10.66%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$35,321	$34,062	$31,840	$26,036	$29,537	$18,378
Ratio of net expenses to average net assets	1.65%[6]	1.63%	1.61%	1.73%	1.82%	1.84%
Ratio of net expenses to average net assets (excluding interest expense)	1.64%[6]	1.63%	1.61%	1.73%	1.82%	1.81%
Ratio of total expenses to average net assets (excluding waivers)	1.82%[6]	1.85%	1.90%	2.03%	2.09%	2.13%
Ratio of net investment income to average net assets	3.92%[6]	3.48%	3.19%	2.81%	2.61%[3]	3.42%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.75%[6]	3.26%	2.90%	2.51%	2.34%[3]	3.13%[3]
Portfolio turnover rate	597%	551%	662%	345%	1,981%[7]	615%

INVESTOR C1 CLASS
PERIOD ENDED 3/31/07[8] (UNAUDITED)
Net asset value, beginning of period	$10.72

Net investment income	0.21 [2]
Net realized and unrealized loss on investments	(0.03)

Net increase from investment operations	0.18

Dividends and distributions from:
Net investment income	(0.21)
Tax return of capital	—
Net realized gains	—

Total dividends and distributions	(0.21)

Net asset value, end of period	$10.69

Total return	1.60%[4,5]
Ratios/Supplemental data:
Net assets, end of period (000)	$205,778
Ratio of net expenses to average net assets	1.54%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.53%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.82%[6]
Ratio of net investment income to average net assets	4.07%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.79%[6]
Portfolio turnover rate	597%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

148

BLACKROCK FUNDS

R CLASS
GOVERNMENT INCOME PORTFOLIO	PERIOD ENDED 3/31/07[8] (UNAUDITED)
Net asset value, beginning of period	$10.74

Net investment income	0.23 [2]
Net realized and unrealized loss on investments	(0.04)

Net increase from investment operations	0.19

Dividends and distributions from:
Net investment income	(0.23)
Tax return of capital	—
Net realized gains	—

Total dividends and distributions	(0.23)

Net asset value, end of period	$10.70

Total return	1.66%[4]
Ratios/Supplemental data:
Net assets, end of period (000)	$38,398
Ratio of net expenses to average net assets	1.22%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.21%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.49%[6]
Ratio of net investment income to average net assets	4.39%[6]
Ratio of net investment income to average net assets (excluding waivers)	4.12%[6]
Portfolio turnover rate	597%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Not annualized.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Annualized.
[7]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.
[8]	Commencement of operations of share class effective 10/02/06.

149

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS				INSTITUTIONAL CLASS
INFLATION PROTECTED BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
		2006	2005			2006	2005
Net asset value, beginning of period	$9.84	$10.35	$10.38	$10.00	$10.02	$10.54	$10.54	$10.00

Net investment income[2]	0.04	0.55	0.41	0.12	0.08	0.50	0.42	0.16
Net realized and unrealized gain (loss) on investments	0.06	(0.26)	0.19	0.38	0.04	(0.23)	0.18	0.38

Net increase from investment operations	0.10	0.29	0.60	0.50	0.12	0.27	0.60	0.54

Dividends and distributions from:
Net investment income	(0.09)	(0.67)	(0.53)	(0.12)	(0.09)	(0.66)	(0.50)	—
Net realized gains	(0.03)	(0.13)	(0.10)	—	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.12)	(0.80)	(0.63)	(0.12)	(0.12)	(0.79)	(0.60)	—

Net asset value, end of period	$9.82	$9.84	$10.35	$10.38	$10.02	$10.02	$10.54	$10.54

Total return	1.02%[3]	3.00%	5.91%	5.05%[3]	1.17%[3]	2.78%	5.90%	5.40%[3]
Ratios/Supplemental data:
Net assets, end of period (000)	$2,962	$17,890	$22,975	$20,763	$19,534	$15,069	$5,788	$— [4]
Ratio of net expenses to average net assets	0.30%[5]	0.30%	0.30%	0.30%[5,6]	0.35%[5]	0.35%	0.40%	0.40%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.30%[5]	0.30%	0.30%	0.30%[5,6]	0.35%[5]	0.35%	0.40%	0.40%[5]
Ratio of total expenses to average net assets (excluding waivers)	0.67%[5]	0.85%	0.97%	2.61%[5,6]	0.70%[5]	0.85%	1.06%	2.73%[5]
Ratio of net investment income to average net assets	0.91%[5]	5.59%	4.01%	4.29%[5,6]	1.63%[5]	4.96%	4.00%	4.19%[5]
Ratio of net investment income to average net assets (excluding waivers)	0.54%[5]	5.04%	3.34%	1.98%[5,6]	1.28%[5]	4.46%	3.34%	1.86%[5]
Portfolio turnover rate	130%	235%	419%	96%	130%	235%	419%	96%

	SERVICE CLASS				INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
		2006	2005			2006	2005
Net asset value, beginning of period	$10.03	$10.56	$10.39	$10.00	$9.95	$10.47	$10.50	$10.00

Net investment income (loss)[2]	0.09	0.49	0.43	(0.02)	0.03	0.50	0.42	0.01
Net realized and unrealized gain (loss) on investments	0.04	(0.27)	0.14	0.41	0.08	(0.26)	0.13	0.51

Net increase from investment operations	0.13	0.22	0.57	0.39	0.11	0.24	0.55	0.52

Dividends and distributions from:
Net investment income	(0.08)	(0.62)	(0.30)	—	(0.07)	(0.63)	(0.48)	(0.02)
Net realized gains	(0.03)	(0.13)	(0.10)	—	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.11)	(0.75)	(0.40)	—	(0.10)	(0.76)	(0.58)	(0.02)

Net asset value, end of period	$10.05	$10.03	$10.56	$10.39	$9.96	$9.95	$10.47	$10.50

Total return	1.26%[3]	2.26%	5.52%	3.90%[3]	1.13%[3,7]	2.43%[7]	5.42%[7]	5.21%[3,7]
Ratios/Supplemental data:
Net assets, end of period (000)	$2,306	$4	$2	$— [4]	$14,312	$4,079	$3,994	$93
Ratio of net expenses to average net assets	0.54%[5]	0.74%	0.69%	0.71%[5]	0.66%[5]	0.71%	0.69%	0.71%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.54%[5]	0.74%	0.69%	0.71%[5]	0.66%[5]	0.71%	0.69%	0.71%[5]
Ratio of total expenses to average net assets (excluding waivers)	0.87%[5]	4.40%	1.29%	2.98%[5]	1.03%[5]	1.34%	1.39%	3.08%[5]
Ratio of net investment income to average net assets	1.82%[5]	4.84%	3.71%	3.88%[5]	0.68%[5]	5.00%	4.06%	3.88%[5]
Ratio of net investment income to average net assets (excluding waivers)	1.49%[5]	1.18%	3.11%	1.61%[5]	0.31%[5]	4.37%	3.36%	1.51%[5]
Portfolio turnover rate	130%	235%	419%	96%	130%	235%	419%	96%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

150

BLACKROCK FUNDS

INFLATION PROTECTED BOND PORTFOLIO	INVESTOR B CLASS				INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]
		2006	2005			2006	2005

Net asset value, beginning of period	$9.97	$10.48	$10.51	$10.00	$10.01	$10.53	$10.55	$10.00

Net investment income (loss)[2]	—	0.40	0.38	(0.01)	—	0.43	0.36	(0.01)
Net realized and unrealized gain (loss) on investments	0.07	(0.22)	0.09	0.53	0.08	(0.26)	0.12	0.56

Net increase from investment operations	0.07	0.18	0.47	0.52	0.08	0.17	0.48	0.55

Dividends and distributions from:
Net investment income	(0.04)	(0.56)	(0.40)	(0.01)	(0.04)	(0.56)	(0.40)	—
Net realized gains	(0.03)	(0.13)	(0.10)	—	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.07)	(0.69)	(0.50)	(0.01)	(0.07)	(0.69)	(0.50)	—

Net asset value, end of period	$9.97	$9.97	$10.48	$10.51	$10.02	$10.01	$10.53	$10.55

Total return	0.63%[3,8]	1.78%[8]	4.62%[8]	5.21%[3,8]	0.74%[3,8]	1.72%[8]	4.70%[8]	5.51%[3,8]
Ratios/Supplemental data:
Net assets, end of period (000)	$10,077	$10,077	$2,045	$61	$38,540	$38,540	$3,749	$6
Ratio of net expenses to average net assets	1.41%[5]	1.44%	1.44%	1.44%[5]	1.41%[5]	1.39%	1.42%	1.44%[5]
Ratio of net expenses to average net assets (excluding interest expense)	1.41%[5]	1.44%	1.44%	1.44%[5]	1.41%[5]	1.39%	1.42%	1.44%[5]
Ratio of total expenses to average net assets (excluding waivers)	1.82%[5]	1.96%	2.07%	3.73%[5]	1.78%[5]	1.89%	2.04%	3.73%[5]
Ratio of net investment income (loss) to average net assets	0.01%[5]	3.98%	3.65%	3.15%[5]	(0.01)%[5]	4.25%	3.46%	3.15%[5]
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.40)%[5]	3.46%	3.02%	0.86%[5]	(0.38)%[5]	3.75%	2.84%	0.86%[5]
Portfolio turnover rate	130%	235%	419%	96%	130%	235%	419%	96%

[1]	Commencement of operations of share class effective 6/28/04.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Net assets end of period are less than $500.
[5]	Annualized.
[6]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.

151

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GNMA PORTFOLIO	BLACKROCK CLASS						INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30			PERIOD ENDED 9/30/03[1,2]		PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004				2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.53	$9.69	$9.87	$10.02	$10.27		$9.54	$9.70	$9.88	$10.02	$10.23	$10.28

Net investment income	0.243	0.453	0.443	0.483	0.414		0.233	0.443	0.433	0.473	0.484	0.614
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.20)	(0.14)	(0.18	) [4]	0.02	(0.08)	(0.21)	(0.09)	(0.08)[4]	0.184

Net increase from investment operations	0.25	0.37	0.24	0.34	0.23		0.25	0.36	0.22	0.38	0.40	0.79

Dividends and distributions from:
Net investment income	(0.25)	(0.53)	(0.42)	(0.49)	(0.48)		(0.25)	(0.52)	(0.40)	(0.52)	(0.61)	(0.63)
Net realized gains	—	—	—	—	—		—	—	—	—	—	(0.21)

Total dividends and distributions	(0.25)	(0.53)	(0.42)	(0.49)	(0.48)		(0.25)	(0.52)	(0.40)	(0.52)	(0.61)	(0.84)

Net asset value, end of period	$9.53	$9.53	$9.69	$9.87	$10.02		$9.54	$9.54	$9.70	$9.88	$10.02	$10.23

Total return	2.67%[5]	3.93%	2.44%	4.02%	2.33%[5]		2.65%[5]	3.84%	2.28%	3.97%	4.00%	8.03%
Ratios/Supplemental data:
Net assets, end of period (000)	$11,946	$11,632	$10,915	$10,659	$59,935		$116,400	$108,286	$121,571	$151,558	$172,358	$183,328
Ratio of net expenses to average net assets	0.45%[6]	0.45%	0.45%	0.50%	0.35%[6]		0.48%[6]	0.53%	0.61%	0.66%	0.64%	0.95%
Ratio of net expenses to average net assets (excluding interest expense)	0.45%[6]	0.45%	0.45%	0.45%	0.35%[6]		0.48%[6]	0.53%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.76%[6]	0.78%	0.85%	0.83%	0.61%[6]		0.76%[6]	0.83%	0.97%	0.97%	0.95%	1.24%
Ratio of net investment income to average net assets	4.96%[6]	4.71%	4.53%	4.85%	3.32%[4,6]		4.92%[6]	4.62%	4.40%	4.74%	4.89%[4]	5.99%[4]
Ratio of net investment income to average net assets (excluding waivers)	4.65%[6]	4.38%	4.13%	4.51%	3.05%[4,6]		4.64%[6]	4.32%	4.04%	4.43%	4.58%[4]	5.70%[4]
Portfolio turnover rate	216%	320%	521%	228%	1,365%[7]		216%	320%	521%	228%	1,365%[7]	401%

	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.53	$9.69	$9.87	$10.01	$10.23	$10.29	$9.58	$9.74	$9.92	$10.06	$10.27	$10.32

Net investment income	0.22 [3]	0.41 [3]	0.39 [3]	0.44 [3]	0.50 [4]	0.56 [4]	0.22 [3]	0.41 [3]	0.41 [3]	0.43 [3]	0.46 [4]	0.54 [4]
Net realized and unrealized gain (loss) on investments	0.02	(0.08)	(0.19)	(0.08)	(0.14)[4]	0.194	0.01	(0.08)	(0.21)	(0.09)	(0.11)[4]	0.20 [4]

Net increase from investment operations	0.24	0.33	0.20	0.36	0.36	0.75	0.23	0.33	0.20	0.34	0.35	0.74

Dividends and distributions from:
Net investment income	(0.24)	(0.49)	(0.38)	(0.50)	(0.58)	(0.60)	(0.23)	(0.49)	(0.38)	(0.48)	(0.56)	(0.58)
Net realized gains	—	—	—	—	—	(0.21)	—	—	—	—	—	(0.21)

Total dividends and distributions	(0.24)	(0.49)	(0.38)	(0.50)	(0.58)	(0.81)	(0.23)	(0.49)	(0.38)	(0.48)	(0.56)	(0.79)

Net asset value, end of period	$9.53	$9.53	$9.69	$9.87	$10.01	$10.23	$9.58	$9.58	$9.74	$9.92	$10.06	$10.27

Total return	2.51%[5]	3.55%	2.02%	3.67%	3.58%	7.61%	2.46%[5,8]	3.47%[8]	2.01%[8]	3.50%[8]	3.50%[8]	7.50%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$7,935	$7,712	$8,129	$2,271	$1,554	$1,069	$15,042	$14,122	$15,288	$18,080	$18,978	$13,620
Ratio of net expenses to average net assets	0.76%[6]	0.80%	0.86%	0.94%	0.93%	1.14%	0.84%[6]	0.87%	0.86%	1.05%	1.11%	1.36%
Ratio of net expenses to average net assets (excluding interest expense)	0.76%[6]	0.80%	0.86%	0.89%	0.90%	0.90%	0.84%[6]	0.87%	0.86%	0.99%	1.07%	1.07%
Ratio of total expenses to average net assets (excluding waivers)	1.04%[6]	1.10%	1.23%	1.25%	1.25%	1.44%	1.12%[6]	1.27%	1.32%	1.46%	1.42%	1.65%
Ratio of net investment income to average net assets	4.64%[6]	4.36%	3.97%	4.45%	4.70%[4]	5.37%[4]	4.54%[6]	4.26%	4.13%	4.34%	4.27%[4]	5.18%[4]
Ratio of net investment income to average net assets (excluding waivers)	4.36%[6]	4.06%	3.60%	4.13%	4.39%[4]	5.07%[4]	4.26%[6]	3.86%	3.67%	3.93%	3.96%[4]	4.89%[4]
Portfolio turnover rate	216%	320%	521%	228%	1,365%[7]	401%	216%	320%	521%	228%	1,365%[7]	401%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

152

BLACKROCK FUNDS

GNMA PORTFOLIO	INVESTOR B CLASS						INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]

Net asset value, beginning of period	$9.54	$9.71	$9.89	$10.03	$10.24	$10.29	$9.53	$9.70	$9.88	$10.01	$10.23	$10.27

Net investment income	0.18 [3]	0.33 [3]	0.33 [3]	0.36 [3]	0.38 [4]	0.47 [4]	0.18 [3]	0.34 [3]	0.34 [3]	0.36 [3]	0.38 [4]	0.45 [4]
Net realized and unrealized gain (loss) on investments	0.02	(0.09)	(0.21)	(0.09)	(0.11)[4]	0.194	0.03	(0.10)	(0.22)	(0.08)	(0.12)[4]	0.22 [4]

Net increase from investment operations	0.20	0.24	0.12	0.27	0.27	0.66	0.21	0.24	0.12	0.28	0.26	0.67

Dividends and distributions from:
Net investment income	(0.19)	(0.41)	(0.30)	(0.41)	(0.48)	(0.50)	(0.20)	(0.41)	(0.30)	(0.41)	(0.48)	(0.50)
Net realized gains	—	—	—	—	—	(0.21)	—	—	—	—	—	(0.21)

Total dividends and distributions	(0.19)	(0.41)	(0.30)	(0.41)	(0.48)	(0.71)	(0.20)	(0.41)	(0.30)	(0.41)	(0.48)	(0.71)

Net asset value, end of period	$9.55	$9.54	$9.71	$9.89	$10.03	$10.24	$9.54	$9.53	$9.70	$9.88	$10.01	$10.23

Total return	2.15%[5,9]	2.58%[9]	1.25%[9]	2.74%[9]	2.74%[9]	6.72%[9]	2.17%[5,9]	2.59%[9]	1.26%[9]	2.85%[9]	2.64%[9]	6.84%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$12,593	$14,627	$19,792	$25,439	$32,486	$23,928	$18,661	$19,497	$26,691	$39,542	$51,109	$36,220
Ratio of net expenses to average net assets	1.66%[6]	1.65%	1.62%	1.80%	1.85%	2.07%	1.62%[6]	1.65%	1.62%	1.80%	1.85%	1.94%
Ratio of net expenses to average net assets (excluding interest expense)	1.66%[6]	1.65%	1.61%	1.74%	1.82%	1.80%	1.62%[6]	1.65%	1.61%	1.74%	1.82%	1.79%
Ratio of total expenses to average net assets (excluding waivers)	1.94%[6]	1.96%	1.97%	2.11%	2.16%	2.36%	1.90%[6]	1.95%	1.98%	2.11%	2.16%	2.23%
Ratio of net investment income to average net assets	3.74%[6]	3.50%	3.40%	3.62%	3.56%[4]	4.44%[4]	3.79%[6]	3.51%	3.44%	3.62%	3.55%[4]	4.13%[4]
Ratio of net investment income to average net assets (excluding waivers)	3.46%[6]	3.19%	3.05%	3.31%	3.25%[4]	4.15%[4]	3.51%[6]	3.21%	3.08%	3.31%	3.24%[4]	3.84%[4]
Portfolio turnover rate	216%	320%	521%	228%	1,365%[7]	401%	216%	320%	521%	228%	1,365%[7]	401%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 2/19/02.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

153

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MANAGED INCOME PORTFOLIO	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.99	$10.20	$10.41	$10.80	$10.71	$10.60	$9.99	$10.20	$10.41	$10.80	$10.71	$10.60

Net investment income	0.22 [2]	0.44 [2]	0.46 [2]	0.47 [2]	0.55 [3]	0.60 [3]	0.21 [2]	0.41 [2]	0.43 [2]	0.44 [2]	0.54 [3]	0.57 [3]
Net realized and unrealized gain (loss) on investments	0.02	(0.12)	(0.18)	(0.10)	0.17 [3]	0.10 [3]	0.02	(0.12)	(0.18)	(0.10)	0.15 [3]	0.10 [3]

Net increase from investment operations	0.24	0.32	0.28	0.37	0.72	0.70	0.23	0.29	0.25	0.34	0.69	0.67

Dividends and distributions from:
Net investment income	(0.22)	(0.48)	(0.45)	(0.48)	(0.63)	(0.59)	(0.21)	(0.45)	(0.42)	(0.45)	(0.60)	(0.56)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—	—	—	(0.05)	(0.04)	(0.28)	—	—

Total dividends and distributions	(0.22)	(0.53)	(0.49)	(0.76)	(0.63)	(0.59)	(0.21)	(0.50)	(0.46)	(0.73)	(0.60)	(0.56)

Net asset value, end of period	$10.01	$9.99	$10.20	$10.41	$10.80	$10.71	$10.01	$9.99	$10.20	$10.41	$10.80	$10.71

Total return	2.42%[4]	3.24%	2.76%	3.60%	6.91%	6.82%	2.28%[4]	2.93%	2.45%	3.29%	6.58%	6.50%
Net assets, end of period (000)	$540,511	$557,787	$587,061	$644,083	$810,452	$924,211	$174,332	$150,085	$81,337	$80,253	$92,336	$137,084
Ratios/Supplemental data:
Ratio of net expenses to average net assets	0.66%[5]	0.65%	0.65%	0.65%	0.65%	0.75%	0.95%[5]	0.94%	0.95%	0.95%	0.95%	1.06%
Ratio of net expenses to average net assets (excluding interest expense)	0.65%[5]	0.65%	0.65%	0.65%	0.65%	0.65%	0.94%[5]	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of total expenses to average net assets (excluding waivers)	0.67%[5]	0.73%	0.83%	0.81%	0.82%	0.90%	0.95%[5]	0.98%	1.08%	1.11%	1.13%	1.19%
Ratio of net investment income to average net assets	4.43%[5]	4.42%	4.45%	4.50%	5.06%[3]	5.63%[3]	4.14%[5]	4.12%	4.13%	4.21%	4.74%[3]	5.30%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.42%[5]	4.34%	4.27%	4.34%	4.89%[3]	5.50%[3]	4.14%[5]	4.08%	4.00%	4.05%	4.56%[3]	5.17%[3]
Portfolio turnover rate	77%	184%	252%	284%	613%[6]	290%	77%	184%	252%	284%	613%[6]	290%

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.00	$10.21	$10.41	$10.80	$10.71	$10.60

Net investment income	0.212	0.412	0.422	0.422	0.493	0.533
Net realized and unrealized gain (loss) on investments	0.01	(0.12)	(0.17)	(0.10)	0.183	0.123

Net increase from investment operations	0.22	0.29	0.25	0.32	0.67	0.65

Dividends and distributions from:
Net investment income	(0.20)	(0.45)	(0.41)	(0.43)	(0.58)	(0.54)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—	—

Total dividends and distributions	(0.20)	(0.50)	(0.45)	(0.71)	(0.58)	(0.54)

Net asset value, end of period	$10.02	$10.00	$10.21	$10.41	$10.80	$10.71

Total return	2.26%[4,7]	2.86%[7]	2.45%[7]	3.13%[7]	6.41%[7]	6.32%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$21,768	$23,921	$29,462	$35,462	$49,870	$52,794
Ratio of net expenses to average net assets	0.98%[5]	1.01%	1.05%	1.10%	1.13%	1.23%
Ratio of net expenses to average net assets (excluding interest expense)	0.97%[5]	1.01%	1.05%	1.10%	1.12%	1.12%
Ratio of total expenses to average net assets (excluding waivers)	0.98%[5]	1.13%	1.18%	1.30%	1.30%	1.38%
Ratio of net investment income to average net assets	4.12%[5]	4.07%	4.06%	4.06%	4.57%[3]	5.14%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.12%[5]	3.95%	3.93%	3.86%	4.40%[3]	5.00%[3]
Portfolio turnover rate	77%	184%	252%	284%	613%[6]	290%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

154

BLACKROCK FUNDS

MANAGED INCOME PORTFOLIO	INVESTOR B CLASS						INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.00	$10.21	$10.41	$10.80	$10.71	$10.60	$9.97	$10.18	$10.38	$10.78	$10.68	$10.57

Net investment income	0.16 [2]	0.32 [2]	0.35 [2]	0.35 [2]	0.41 [3]	0.46 [3]	0.16 [2]	0.33 [2]	0.34 [2]	0.35 [2]	0.41 [3]	0.46 [3]
Net realized and unrealized gain (loss) on investments	0.02	(0.12)	(0.17)	(0.11)	0.18 [3]	0.11 [3]	0.02	(0.12)	(0.16)	(0.12)	0.19 [3]	0.11 [3]

Net increase from investment operations	0.18	0.20	0.18	0.24	0.59	0.57	0.18	0.21	0.18	0.23	0.60	0.57

Dividends and distributions from:
Net investment income	(0.16)	(0.36)	(0.34)	(0.35)	(0.50)	(0.46)	(0.16)	(0.37)	(0.34)	(0.35)	(0.50)	(0.46)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—	—	—	(0.05)	(0.04)	(0.28)	—	—

Total dividends and distributions	(0.16)	(0.41)	(0.38)	(0.63)	(0.50)	(0.46)	(0.16)	(0.42)	(0.38)	(0.63)	(0.50)	(0.46)

Net asset value, end of period	$10.02	$10.00	$10.21	$10.41	$10.80	$10.71	$9.99	$9.97	$10.18	$10.38	$10.78	$10.68

Total return	1.81%[4,8]	1.91%[8]	1.69%[8]	2.36%[8]	5.61%[8]	5.53%[8]	1.85%[4,8]	2.07%[8]	1.69%[8]	2.26%[8]	5.73%[8]	5.54%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$4,538	$5,127	$6,625	$9,136	$10,425	$9,582	$1,428	$1,144	$1,187	$870	$763	$554
Ratio of net expenses to average net assets	1.87%[5]	1.85%	1.80%	1.85%	1.87%	1.99%	1.79%[5]	1.78%	1.79%	1.84%	1.87%	2.00%
Ratio of net expenses to average net assets (excluding interest expense)	1.86%[5]	1.85%	1.80%	1.85%	1.87%	1.87%	1.78%[5]	1.78%	1.79%	1.84%	1.87%	1.87%
Ratio of total expenses to average net assets (excluding waivers)	1.87%[5]	1.88%	1.84%	1.95%	2.05%	2.11%	1.79%[5]	1.80%	1.83%	1.95%	2.05%	2.14%
Ratio of net investment income to average net assets	3.23%[5]	3.24%	3.34%	3.31%	3.80%[3]	4.43%[3]	3.32%[5]	3.32%	3.27%	3.34%	3.77%[3]	4.44%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.23%[5]	3.21%	3.30%	3.21%	3.63%[3]	4.30%[3]	3.32%[5]	3.30%	3.23%	3.24%	3.60%[3]	4.30%[3]
Portfolio turnover rate	77%	184%	252%	284%	613%[6]	290%	77%	184%	252%	284%	613%[6]	290%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.

155

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL BOND PORTFOLIO	BLACK ROCK CLASS					INSTITUTIONAL C LASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]		PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005				2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$10.98	$11.13	$11.41	$10.96		$10.96	$11.13	$11.41	$11.07	$10.54	$10.53

Net investment income	0.17 [3]	0.33 [3]	0.30 [3]	0.11	[3]	0.17 [3]	0.32 [3]	0.28 [3]	0.28 [3]	0.29 [3]	0.42 [3]
Net realized and unrealized gain (loss) on investments	0.15	(0.18)	0.03	0.51		0.16	(0.20)	0.03	0.51	0.81	0.17

Net increase from investment operations	0.32	0.15	0.33	0.62		0.33	0.12	0.31	0.79	1.10	0.59

Dividends and distributions from:
Net investment income	(0.14)	(0.30)	(0.60)	(0.17)		(0.14)	(0.29)	(0.58)	(0.45)	(0.33)	(0.58)
Tax return of capital	—	—	—	—		—	—	—	—	(0.17)	—
Net realized gains	—	—	(0.01)	—		—	—	(0.01)	—	(0.07)	—

Total dividends and distributions	(0.14)	(0.30)	(0.61)	(0.17)		(0.14)	(0.29)	(0.59)	(0.45)	(0.57)	(0.58)

Redemption fees added to paid-in capital	—	— [4]	— [4]	—	[4]	—	— [4]	— [4]	— [4]	—	—

Net asset value, end of period	$11.16	$10.98	$11.13	$11.41		$11.15	$10.96	$11.13	$11.41	$11.07	$10.54

Total return	2.96%[5]	1.44%[6]	2.62%[6]	5.71%[5,6]		3.03%[5]	1.15%[6]	2.46%[6]	7.20%[6]	10.78%	5.79%
Ratios/Supplemental data:
Net assets, end of period (000)	$110,568	$144,623	$98,721	$35,748		$230,531	$229,648	$346,746	$133,544	$64,038	$35,425
Ratio of net expenses to average net assets	0.74%[7]	0.77%	0.78%	0.78	% [7]	0.77%[7]	0.87%	0.94%	0.94%	0.94%	1.05%
Ratio of net expenses to average net assets (excluding interest expense)	0.74%[7]	0.77%	0.78%	0.78%[7]		0.77%[7]	0.87%	0.94%	0.94%	0.94%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	0.74%[7]	0.81%	0.83%	0.89%[7]		0.77%[7]	0.89%	0.95%	0.96%	0.94%	1.05%
Ratio of net investment income to average net assets	3.03%[7]	3.05%	2.59%	2.58%[7]		3.05%[7]	2.93%	2.43%	2.44%	2.69%	3.89%
Ratio of net investment income to average net assets (excluding waivers)	3.03%[7]	3.01%	2.54%	2.47%[7]		3.05%[7]	2.91%	2.42%	2.41%	2.69%	3.89%
Portfolio turnover rate	44%	148%	164%	240%		44%	148%	164%	240%	209%	206%

	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$10.98	$11.14	$11.42	$11.08	$10.54	$10.53	$11.15	$11.14	$11.42	$11.07	$10.54	$10.53

Net investment income	0.15 [3]	0.29 [3]	0.26 [3]	0.25 [3]	0.26 [3]	0.37 [3]	0.15 [3]	0.29 [3]	0.25 [3]	0.23 [3]	0.24 [3]	0.35 [3]
Net realized and unrealized gain (loss) on investments	0.16	(0.19)	0.02	0.50	0.81	0.19	0.16	(0.19)	0.03	0.52	0.81	0.19

Net increase from investment operations	0.31	0.10	0.28	0.75	1.07	0.56	0.31	0.10	0.28	0.75	1.05	0.54

Dividends and distributions from:
Net investment income	(0.12)	(0.26)	(0.55)	(0.41)	(0.29)	(0.55)	(0.12)	(0.26)	(0.55)	(0.40)	(0.28)	(0.53)
Tax return of capital	—	—	—	—	(0.17)	—	—	—	—	—	(0.17)	—
Net realized gains	—	—	(0.01)	—	(0.07)	—	—	—	(0.01)	—	(0.07)	—

Total dividends and distributions	(0.12)	(0.26)	(0.56)	(0.41)	(0.53)	(0.55)	(0.12)	(0.26)	(0.56)	(0.40)	(0.52)	(0.53)

Redemption fees added to paid-in capital	—	— [4]	— [4]	— [4]	—	—	—	— [4]	— [4]	— [4]	—	—

Net asset value, end of period	$11.17	$10.98	$11.14	$11.42	$11.08	$10.54	$11.17	$11.15	$11.14	$11.42	$11.07	$10.54

Total return	2.85%[5]	0.93%[6]	2.21%[6]	6.89%[6]	10.55%	5.47%	2.82%[5,8]	0.93%[6,8]	2.21%[6,8]	6.84%[6,8]	10.27%[8]	5.29%[8]
Ratios/Supplemental data:
Net assets, end of period (000)	$69,391	$73,139	$107,402	$80,024	$48,584	$27,131	$121,340	$141,130	$182,321	$123,145	$74,821	$39,727
Ratio of net expenses to average net assets	1.10%[7]	1.18%	1.19%	1.23%	1.24%	1.30%	1.19%[7]	1.18%	1.18%	1.31%	1.41%	1.47%
Ratio of net expenses to average net assets (excluding interest expense)	1.10%[7]	1.18%	1.19%	1.23%	1.24%	1.20%	1.19%[7]	1.18%	1.18%	1.31%	1.41%	1.37%
Ratio of total expenses to average net assets (excluding waivers)	1.10%[7]	1.20%	1.20%	1.25%	1.24%	1.30%	1.25%[7]	1.39%	1.29%	1.43%	1.41%	1.47%
Ratio of net investment income to average net assets	2.71%[7]	2.62%	2.19%	2.18%	2.41%	3.55%	2.62%[7]	2.64%	2.17%	2.06%	2.21%	3.36%
Ratio of net investment income to average net assets (excluding waivers)	2.71%[7]	2.60%	2.18%	2.15%	2.41%	3.55%	2.56%[7]	2.43%	2.06%	1.93%	2.21%	3.36%
Portfolio turnover rate	44%	148%	164%	240%	209%	206%	44%	148%	164%	240%	209%	206%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

156

BLACKROCK FUNDS

INTERNATIONAL BOND PORTFOLIO	INVESTOR B CLASS						INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$10.98	$11.14	$11.42	$11.07	$10.54	$10.53	$11.01	$11.17	$11.45	$11.10	$10.56	$10.55

Net investment income	0.10 [3]	0.20 [3]	0.17 [3]	0.15 [3]	0.16 [3]	0.27 [3]	0.11 [3]	0.21 [3]	0.17 [3]	0.15 [3]	0.15 [3]	0.27 [3]
Net realized and unrealized gain (loss) on investments	0.16	(0.19)	0.02	0.51	0.81	0.19	0.16	(0.19)	0.02	0.51	0.83	0.19

Net increase from investment operations	0.26	0.01	0.19	0.66	0.97	0.46	0.27	0.02	0.19	0.66	0.98	0.46

Dividends and distributions from:
Net investment income	(0.07)	(0.17)	(0.46)	(0.31)	(0.20)	(0.45)	(0.08)	(0.18)	(0.46)	(0.31)	(0.20)	(0.45)
Tax return of capital	—	—	—	—	(0.17)	—	—	—	—	—	(0.17)	—
Net realized gains	—	—	(0.01)	—	(0.07)	—	—	—	(0.01)	—	(0.07)	—

Total dividends and distributions	(0.07)	(0.17)	(0.47)	(0.31)	(0.44)	(0.45)	(0.08)	(0.18)	(0.47)	(0.31)	(0.44)	(0.45)

Redemption fees added to paid-in capital	—	— [4]	— [4]	— [4]	—	—	—	— [4]	— [4]	— [4]	—	—

Net asset value, end of period	$11.17	$10.98	$11.14	$11.42	$11.07	$10.54	$11.20	$11.01	$11.17	$11.45	$11.10	$10.56

Total return	2.38%[5,9]	0.10%[6,9]	1.45%[6,9]	6.04%[6,9]	9.45%[9]	4.51%[9]	2.44%[5,9]	0.17%[6,9]	1.45%[6,9]	6.03%[6,9]	9.53%[9]	4.50%[9]
Ratios/Supplemental data:
Net assets, end of period (000)	$13,867	$15,475	$19,705	$16,780	$13,087	$11,470	$49,300	$50,795	$65,555	$36,947	$17,777	$8,427
Ratio of net expenses to average net assets	2.03%[7]	2.02%	1.93%	2.06%	2.16%	2.25%	1.90%[7]	1.94%	1.93%	2.04%	2.15%	2.23%
Ratio of net expenses to average net assets (excluding interest expense)	2.03%[7]	2.02%	1.93%	2.06%	2.16%	2.11%	1.90%[7]	1.94%	1.93%	2.04%	2.15%	2.11%
Ratio of total expenses to average net assets (excluding waivers)	2.03%[7]	2.03%	1.95%	2.09%	2.16%	2.25%	1.90%[7]	1.95%	1.94%	2.07%	2.15%	2.23%
Ratio of net investment income to average net assets	1.78%[7]	1.79%	1.43%	1.32%	1.51%	2.64%	2.01%[7]	1.88%	1.42%	1.32%	1.44%	2.62%
Ratio of net investment income to average net assets (excluding waivers)	1.78%[7]	1.78%	1.41%	1.29%	1.51%	2.64%	2.01%[7]	1.87%	1.41%	1.29%	1.44%	2.62%
Portfolio turnover rate	44%	148%	164%	240%	209%	206%	44%	148%	164%	240%	209%	206%

[1]	Commencement of operations of share class effective 5/18/04.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Not annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

157

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD BOND PORTFOLIO	BLACKROCK CLASS							INSTITUTIONAL CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30						PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004		2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.92	$8.09	$8.14	$7.74		$6.75	$7.39	$7.92	$8.09	$8.14	$7.74	$6.75	$7.39

Net investment income	0.32 [2]	0.58 [2]	0.64 [2]	0.62	[2]	0.71	0.85	0.31 [2]	0.58 [2]	0.63 [2]	0.61 [2]	0.73	0.82
Net realized and unrealized gain (loss) on investments	0.30	—	0.05	0.37		1.03	(0.66)	0.31	(0.01)	0.04	0.37	1.00	(0.64)

Net increase from investment operations	0.62	0.58	0.69	0.99		1.74	0.19	0.62	0.57	0.67	0.98	1.73	0.18

Dividends and distributions from:
Net investment income	(0.30)	(0.61)	(0.60)	(0.59)		(0.75)	(0.83)	(0.30)	(0.60)	(0.58)	(0.58)	(0.74)	(0.82)
Net realized gains	—	(0.14)	(0.14)	—		—	—	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.30)	(0.75)	(0.74)	(0.59)		(0.75)	(0.83)	(0.30)	(0.74)	(0.72)	(0.58)	(0.74)	(0.82)

Redemption fees added to paid-in capital	—	— [3]	— [3]	—	[3]	—	—	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$8.24	$7.92	$8.09	$8.14		$7.74	$6.75	$8.24	$7.92	$8.09	$8.14	$7.74	$6.75

Total return	7.94%[4,5]	7.67%[5]	8.69%[5]	13.20	% [5]	27.17%	2.15%	7.91%[4,5]	7.57%[5]	8.53%[5]	13.03%[5]	26.98%	2.00%
Ratios/Supplemental data:
Net assets, end of period (000)	$319,056	$219,996	$169,532	$126,976		$57,207	$32,240	$208,112	$174,190	$165,805	$162,166	$170,902	$94,065
Ratio of net expenses to average net assets	0.55%[6]	0.55%	0.55%	0.55%		0.61%	0.73%	0.60%[6]	0.64%	0.70%	0.70%	0.76%	0.87%
Ratio of net expenses to average net assets (excluding interest expense)	0.55%[6]	0.55%	0.55%	0.55%		0.55%	0.55%	0.60%[6]	0.63%	0.70%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets (excluding waivers)	0.66%[6]	0.71%	0.77%	0.73%		0.77%	0.89%	0.67%[6]	0.76%	0.89%	0.85%	0.90%	1.01%
Ratio of net investment income to average net assets	7.80%[6]	7.41%	7.91%	7.71%		9.83%	11.15%	7.72%[6]	7.35%	7.75%	7.63%	9.63%	10.94%
Ratio of net investment income to average net assets (excluding waivers)	7.69%[6]	7.25%	7.69%	7.53%		9.67%	11.01%	7.65%[6]	7.23%	7.56%	7.48%	9.49%	10.80%
Portfolio turnover rate	40%	105%	129%	172%		212%	301%	40%	105%	129%	172%	212%	301%

	SERVICE CLASS							INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30						PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004		2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.93	$8.09	$8.14	$7.74		$6.75	$7.39	$7.92	$8.09	$8.14	$7.73	$6.75	$7.40

Net investment income	0.30 [2]	0.56 [2]	0.61 [2]	0.59	[2]	0.73	0.86	0.30 [2]	0.55 [2]	0.60 [2]	0.58 [2]	0.73	0.82
Net realized and unrealized gain (loss) on investments	0.30	—	0.04	0.37		0.98	(0.71)	0.30	—	0.05	0.38	0.96	(0.69)

Net increase from investment operations	0.60	0.56	0.65	0.96		1.71	0.15	0.60	0.55	0.65	0.96	1.69	0.13

Dividends and distributions from:
Net investment income	(0.29)	(0.58)	(0.56)	(0.56)		(0.72)	(0.79)	(0.28)	(0.58)	(0.56)	(0.55)	(0.71)	(0.78)
Net realized gains	—	(0.14)	(0.14)	—		—	—	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.29)	(0.72)	(0.70)	(0.56)		(0.72)	(0.79)	(0.28)	(0.72)	(0.70)	(0.55)	(0.71)	(0.78)

Redemption fees added to paid-in capital	—	— [3]	— [3]	—	[3]	—	—	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$8.24	$7.93	$8.09	$8.14		$7.74	$6.75	$8.24	$7.92	$8.09	$8.14	$7.73	$6.75

Total return	7.64%[4,5]	7.43%[5]	8.24%[5]	12.71	% [5]	26.61%	1.69%	7.73%[4,5,7]	7.22%[5,7]	8.24%[5,7]	12.70%[5,7]	26.25%[7]	1.38%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$274,886	$231,543	$158,083	$112,004		$85,247	$29,344	$556,634	$423,297	$262,920	$72,806	$82,391	$18,932
Ratio of net expenses to average net assets	0.87%[6]	0.88%	0.96%	0.99%		1.06%	1.17%	0.96%[6]	0.96%	0.96%	1.10%	1.22%	1.33%
Ratio of net expenses to average net assets (excluding interest expense)	0.87%[6]	0.88%	0.96%	0.99%		1.00%	1.00%	0.96%[6]	0.96%	0.96%	1.09%	1.17%	1.17%
Ratio of total expenses to average net assets (excluding waivers)	0.93%[6]	1.00%	1.14%	1.14%		1.20%	1.34%	1.06%[6]	1.24%	1.25%	1.34%	1.36%	1.48%
Ratio of net investment income to average net assets	7.42%[6]	7.09%	7.51%	7.30%		9.31%	11.37%	7.36%[6]	6.98%	7.41%	7.29%	8.81%	10.42%
Ratio of net investment income to average net assets (excluding waivers)	7.36%[6]	6.97%	7.33%	7.16%		9.17%	11.20%	7.26%[6]	6.70%	7.12%	7.05%	8.68%	10.28%
Portfolio turnover rate	40%	105%	129%	172%		212%	301%	40%	105%	129%	172%	212%	301%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

158

BLACKROCK FUNDS

HIGH YIELD BOND PORTFOLIO	INVESTOR B CLASS						INVESTOR B1 CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07[8] (UNAUDITED)
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.92	$8.09	$8.14	$7.73	$6.75	$7.39	$7.92

Net investment income	0.27 [2]	0.50 [2]	0.55 [2]	0.52 [2]	0.65	0.74	0.28
Net realized and unrealized gain (loss) on investments	0.30	(0.01)	0.04	0.38	0.98	(0.66)	0.30

Net increase from investment operations	0.57	0.49	0.59	0.90	1.63	0.08	0.58

Dividends and distributions from:
Net investment income	(0.25)	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)	(0.26)
Net realized gains	—	(0.14)	(0.14)	—	—	—	—

Total dividends and distributions	(0.25)	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)	(0.26)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$8.24	$7.92	$8.09	$8.14	$7.73	$6.75	$8.24

Total return	7.33%[4,5,9]	6.43%[5,9]	7.44%[5,9]	11.87%[5,9]	25.34%[9]	0.75%[9]	7.47%[4,5,9]
Ratios/Supplemental data:
Net assets, end of period (000)	$80,229	$87,651	$110,420	$92,243	$107,078	$57,612	$101,134
Ratio of net expenses to average net assets	1.71%[6]	1.71%	1.71%	1.85%	1.98%	2.09%	1.44%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.71%[6]	1.71%	1.71%	1.84%	1.92%	1.92%	1.44%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.82%[6]	1.89%	1.89%	1.99%	2.12%	2.23%	1.54%[6]
Ratio of net investment income to average net assets	6.62%[6]	6.31%	6.74%	6.49%	8.39%	9.81%	6.95%[6]
Ratio of net investment income to average net assets (excluding waivers)	6.51%[6]	6.13%	6.56%	6.35%	8.25%	9.66%	6.85%[6]
Portfolio turnover rate	40%	105%	129%	172%	212%	301%	40%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Not annualized.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.
[7]	Sales load not reflected in total return.
[8]	Commencement of operations of share class effective 10/02/06.
[9]	Contingent deferred sales load not reflected in total return.

159

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INVESTOR C CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
HIGH YIELD BOND PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$7.93	$8.10	$8.15	$7.74	$6.75	$7.40

Net investment income	0.27 [2]	0.50 [2]	0.55 [2]	0.52 [2]	0.67	0.76
Net realized and unrealized gain (loss) on investments	0.30	(0.01)	0.04	0.38	0.97	(0.69)

Net increase from investment operations	0.57	0.49	0.59	0.90	1.64	0.07

Dividends and distributions from:
Net investment income	(0.25)	(0.52)	(0.50)	(0.49)	(0.65)	(0.72)
Net realized gains	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.25)	(0.66)	(0.64)	(0.49)	(0.65)	(0.72)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$8.25	$7.93	$8.10	$8.15	$7.74	$6.75

Total return	7.33%[4,5,6]	6.42%[5,6]	7.44%[5,6]	11.86%[5,6]	25.48%[5]	0.61%[5]
Ratios/Supplemental data:
Net assets, end of period (000)	$66,088	$51,917	$49,939	$61,983	$73,246	$21,939
Ratio of net expenses to average net assets	1.68%[7]	1.71%	1.72%	1.85%	1.97%	2.08%
Ratio of net expenses to average net assets (excluding interest expense)	1.68%[7]	1.71%	1.72%	1.85%	1.92%	1.91%
Ratio of total expenses to average net assets (excluding waivers)	1.74%[7]	1.86%	1.89%	1.99%	2.11%	2.23%
Ratio of net investment income to average net assets	6.63%[7]	6.28%	6.77%	6.50%	8.14%	9.73%
Ratio of net investment income to average net assets (excluding waivers)	6.57%[7]	6.13%	6.60%	6.35%	8.00%	9.59%
Portfolio turnover rate	40%	105%	129%	172%	212%	301%

INVESTOR C1 CLASS
PERIOD ENDED 3/31/07[8] (UNAUDITED)
Net asset value, beginning of period	$7.93

Net investment income	0.28 [2]
Net realized and unrealized gain on investments	0.30

Net increase from investment operations	0.58

Dividends and distributions from:
Net investment income	(0.26)
Net realized gains	—

Total dividends and distributions	(0.26)

Redemption fees added to paid-in capital	—

Net asset value, end of period	$8.25

Total return	7.44%[4,5,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$50,180
Ratio of net expenses to average net assets	1.49%[7]
Ratio of net expenses to average net assets (excluding interest expense)	1.49%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.60%[7]
Ratio of net investment income to average net assets	6.88%[7]
Ratio of net investment income to average net assets (excluding waivers)	6.77%[7]
Portfolio turnover rate	40%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

160

BLACKROCK FUNDS

R CLASS
HIGH YIELD BOND PORTFOLIO	PERIOD ENDED 3/31/07[8] (UNAUDITED)
Net asset value, beginning of period	$7.92

Net investment income	0.29 [2]
Net realized and unrealized gain on investments	0.30

Net increase from investment operations	0.59

Dividends and distributions from:
Net investment income	(0.27)
Net realized gains	—

Total dividends and distributions	(0.27)

Redemption fees added to paid-in capital	—

Net asset value, end of period	$8.24

Total return	7.62%[4,6]
Ratios/Supplemental data:
Net assets, end of period (000)	$5,027
Ratio of net expenses to average net assets	1.17%[7]
Ratio of net expenses to average net assets (excluding interest expense)	1.17%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.43%[7]
Ratio of net investment income to average net assets	7.22%[7]
Ratio of net investment income to average net assets (excluding waivers)	6.96%[7]
Portfolio turnover rate	40%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Not annualized.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Commencement of operations of share class effective 10/02/06.

161

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, 13 of which are included in these financial statements (the “Portfolios”). Each Portfolio may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Fund Reorganization

The board of trustees (the “Board”) and shareholders of the below BlackRock Funds approved a reorganization with similarly-managed BlackRock Portfolios (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on October 16, 2006.

BLACKROCK FUND	BLACKROCK PORTFOLIO
BlackRock Short-Term U.S. Government Fund	BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Fund	BlackRock Government Income Portfolio
BlackRock Inflation Protected Fund	BlackRock Inflation Protected Bond Portfolio
BlackRock U.S. High Yield Fund	BlackRock High Yield Bond Portfolio

Under the Agreements and Plans of Reorganizations with respect to the Reorganization, for the Short-Term U.S. Government, U.S. Government and U.S. High Yield Fund Class A Shares, Class A1 Shares, Class B Shares, Class B1 Shares, Class C Shares, Class C1 Shares, Class I Shares and Class R Shares were exchanged for BlackRock Portfolio Investor A Shares, Investor A1 Shares, Investor B1 Shares, Investor B2 Shares, Investor C1 Shares, Investor C2 Shares, Institutional Shares and R Shares, respectively. For the Inflation Protected Fund Class A Shares, Class B Shares, Class C Shares and Class I Shares were exchanged for Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares, respectively. The conversion ratios for each Share Class mentioned above were as follows:

BLACKROCK FUNDS	SHORT-TERM U.S. GOVERNMENT	U.S. GOVERNMENT	INFLATION PROTECTED	U.S. HIGH YIELD
Class A	0.96952149	0.93142589	0.97119215	0.80005033
Class A1	0.92058495	—	—	—
Class B	0.97102775	0.93160068	0.96960424	—
Class B1	0.92121582	—	—	0.80025173
Class C	0.97072278	0.93317041	0.96517766	—
Class C1	0.92202907	—	—	0.79912005
Class I	0.92521085	0.93257583	0.96620319	0.80118284
Class R	—	0.93081112	—	0.80075519

162

BLACKROCK FUNDS

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BLACKROCK PORTFOLIOS	NET ASSETS COMBINED AFTER REORGANIZATION AS OF OCTOBER 13, 2006	NET ASSETS PRIOR TO REORGANIZATION AS OF OCTOBER 13, 2006	BLACKROCK PORTFOLIO’S SHARES ISSUED	BLACKROCK FUND’S SHARES REDEEMED
Low Duration Bond	$1,280,734,178	$1,143,390,693	13,929,657	14,972,357
Government Income	1,831,920,855	389,278,969	135,126,950	144,995,138
Inflation Protected Bond	109,690,593	43,604,179	6,708,545	6,937,965
High Yield Bond	1,414,523,411	1,197,794,400	27,199,953	34,000,506

Included in the net assets from the BlackRock Funds were the following components:

BLACKROCK FUNDS	PAID IN CAPITAL	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED REALIZED GAIN (LOSS)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	NET ASSETS
Short-Term U.S. Government	$158,356,180	$(13,450)	$(19,579,722)	$(1,419,523)	$137,343,485
U.S. Government	1,487,598,091	(2,974,289)	(29,455,310)	(12,526,606)	1,442,641,886
Inflation Protected	70,898,681	75,620	(3,339,099)	(1,548,788)	66,086,414
U.S. High Yield	468,872,642	(858,160)	(246,282,521)	(5,002,950)	216,729,011

(C) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt securities with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a Committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

(III)	The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded, as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2007, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	NET UNREALIZED FOREIGN EXCHANGE (GAIN)/LOSS
Enhanced Income
04/18/07	135,000	Singapore Dollar	$88,244	$89,087	$(843)
04/18/07	1,995,000	Japanese Yen	16,914	16,976	(62)
04/20/07	776,226	Singapore Dollar	509,384	512,302	(2,918)
04/20/07	445,000	Euro	578,877	594,952	(16,075)

			$1,193,419	$1,213,317	$(19,898)

Low Duration Bond
04/18/07	5,701,251	New Zealand Dollar	$3,885,328	$4,067,515	$(182,187)
04/18/07	57,760,000	Japanese Yen	489,689	491,520	(1,831)
04/20/07	19,822,729	Singapore Dollar	13,008,479	13,082,820	(74,341)
04/20/07	14,410,000	Euro	18,745,203	19,265,736	(520,533)

			$36,128,699	$36,907,591	$(778,892)

Intermediate Bond
04/18/07	79,249	New Zealand Dollar	$54,007	$56,539	$(2,532)

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SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY SOLD	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	NET UNREALIZED FOREIGN EXCHANGE (GAIN)/LOSS
Total Return
04/18/07	1,296,466	New Zealand Dollar	$883,525	$924,954	$(41,429)

Total Return II
04/18/07	8,316,602	New Zealand Dollar	$5,667,656	$5,933,418	$(265,762)

Inflation Protected Bond
04/18/07	82,118,000	Japanese Yen	$703,790	$698,800	$4,990
04/18/07	4,093,620	Euro	5,358,665	5,472,608	(113,943)
04/20/07	37,980,000	Japanese Yen	314,668	323,293	(8,625)
04/20/07	1,685,000	Euro	2,191,927	2,252,794	(60,867)

			$8,569,050	$8,747,495	$(178,445)

International Bond
04/02/07	15,218,287	Swedish Krone Spot	$2,173,420	$2,179,396	$(5,976)
04/02/07	15,849,300	Iceland Krona Spot	239,741	240,779	(1,038)
04/18/07	20,036,862	Canadian Dollar	17,073,059	17,365,248	(292,189)
04/18/07	1,402,029	Australian Dollar	1,097,399	1,133,761	(36,362)
04/18/07	57,905,868	Danish Krone	10,211,732	10,388,647	(176,915)
04/18/07	5,300,000	Norwegian Krone	837,993	872,432	(34,439)
04/18/07	41,750,554	Euro	54,621,025	55,814,756	(1,193,731)
04/18/07	1,025,000	Swiss Francs	829,984	844,895	(14,911)
04/18/07	271,142,221	Swedish Krone	39,275,439	38,871,016	404,423
04/18/07	20,038,000	Singapore Dollar	13,095,756	13,223,252	(127,496)
04/18/07	262,662,000	Iceland Krona	3,611,110	3,973,067	(361,957)
04/18/07	18,726,542	New Zealand Dollar	12,784,811	13,360,313	(575,502)
04/18/07	3,387,935,955	Japanese Yen	44,529,089	44,421,099	107,990
04/18/07	9,715,755	British Pound	18,815,339	19,118,388	(303,049)
04/18/07	42,860,000	South Africa Rand Dollar	5,922,499	5,896,218	26,281
04/18/07	10,080,498	Polish Zloty	3,393,354	3,484,868	(91,514)
04/20/07	9,859,000	Singapore Dollar	6,469,876	6,506,850	(36,974)
04/20/07	19,740,000	Euro	25,764,907	26,391,786	(626,879)
04/23/07	4,520,000	Euro	6,034,924	6,043,831	(8,907)

			$266,781,457	$270,130,602	$(3,349,145)

High Yield Bond
04/18/07	8,038,040	Euro	$10,504,257	$10,745,756	$(241,499)
04/18/07	2,379,000	British Pound	4,587,497	4,681,329	(93,832)

			$15,091,754	$15,427,085	$(335,331)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	NET UNREALIZED FOREIGN EXCHANGE GAIN/(LOSS)
Enhanced Income
04/20/07	1,860,870	Norwegian Krone	$292,691	$306,335	$13,644
04/20/07	1,990,780	Swedish Krone	286,186	285,430	(756)
04/20/07	776,226	Singapore Dollar	507,288	512,302	5,014

			$1,086,165	$1,104,067	$17,902

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SETTLEMENT DATE	CURRENCY AMOUNT	CURRENCY BOUGHT	CONTRACT AMOUNT	VALUE AT MARCH 31, 2007	NET UNREALIZED FOREIGN EXCHANGE GAIN/(LOSS)
Low Duration Bond
04/20/07	59,547,845	Norwegian Krone	$9,366,097	$9,802,730	$436,633
04/20/07	65,243,290	Swedish Krone	9,379,106	9,354,334	(24,772)
04/20/07	19,822,729	Singapore Dollar	12,954,762	13,082,820	128,058

			$31,699,965	$32,239,884	$539,919

Inflation Protected Bond
04/18/07	129,955,000	Japanese Yen	$1,104,768	$1,105,877	$1,109
04/18/07	3,392,100	Euro	4,478,604	4,534,772	56,168
04/20/07	15,247,565	Swedish Krone	2,191,927	2,186,138	(5,789)

			$7,775,299	$7,826,787	$51,488

International Bond
04/18/07	5,651,500	British Pound	$11,076,883	$11,120,862	$43,979
04/18/07	101,454,944	Euro	133,228,090	135,631,325	2,403,235
04/18/07	5,153,153	Swiss Francs	4,220,236	4,247,682	27,446
04/18/07	12,535,000	Swedish Krone	1,778,207	1,797,020	18,813
04/18/07	6,309,909	Mexican Peso	575,341	571,106	(4,235)
04/18/07	11,078,456	Norwegian Krone	1,759,044	1,823,623	64,579
04/18/07	1,633,900	Danish Krone	285,198	293,131	7,933
04/18/07	21,123,016,413	Japanese Yen	179,561,711	179,750,450	188,739
04/18/07	18,962,800	Singapore Dollar	12,412,286	12,513,719	101,433
04/18/07	42,068,715	South Africa Rand Dollar	5,701,021	5,787,361	86,340
04/18/07	16,141,200	Polish Zloty	5,494,543	5,580,077	85,534
04/18/07	20,624,000	Canadian Dollar	17,587,434	17,874,100	286,666
04/18/07	15,849,300	Iceland Krona	238,882	239,739	857
04/20/07	42,097,018	Norwegian Krone	6,621,310	6,929,985	308,675
04/20/07	13,924,000	Singapore Dollar	9,099,761	9,189,712	89,951
04/20/07	7,239,242	Swiss Francs	5,953,009	5,968,246	15,237
04/20/07	46,873,820	Swedish Krone	6,738,387	6,720,590	(17,797)
04/20/07	3,873,721,200	Japanese Yen	33,014,067	32,973,848	(40,219)

			$435,345,410	$439,012,576	$3,667,166

Credit Default Swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

Total Return Swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a

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realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

Interest Rate Swaps — In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

At March 31, 2007, the following Portfolios had the following swap agreements outstanding:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Enhanced Income	Deutsche Bank	10/30/07	5.36%[1]	4.90%	$1,900,000		$(16,435)
	Deutsche Bank	07/10/09	5.37%[1]	5.69%	2,600,000		(41,410)
	Barclays Bank	08/10/09	5.36%	5.37%[1]	2,100,000		17,881
	Goldmans Sachs	10/06/10	4.97%	5.37%[1]	4,000,000		49,814
	Deutsche Bank	10/25/10	4.74%	5.36%[1]	1,300,000		5,164
	Goldmans Sachs	02/07/11	5.37%[1]	5.05%	2,300,000		(5,791)
	Barclays Bank	03/07/11	5.33%[1]	4.91%	600,000		1,333
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	600,000		8,485
	JP Morgan Chase	03/07/12	5.33%[1]	4.93%	1,900,000		5,358
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	720,000	AUD	(1,030)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	720,000	AUD	(767)
Low Duration Bond	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	$42,575,000		$(31,378)
	Lehman Brothers	10/01/07	3.71%[5]	0.49%	30,000,000		19,707
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	30,000,000		19,707
	Deutsche Bank	10/30/07	5.36%[1]	4.90%	51,400,000		(444,600)
	Barclays Bank	08/10/09	5.36%	5.37%[1]	51,000,000		434,245
	Goldmans Sachs	10/06/10	4.97%	5.37%[1]	35,000,000		435,876
	Barclays Bank	03/07/11	5.33%[1]	4.91%	18,500,000		41,101
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	17,500,000		247,466
	Goldmans Sachs	11/21/11	5.02%	5.38%[1]	11,000,000		152,929
	JP Morgan Chase	03/07/12	5.33%[1]	4.93%	58,100,000		163,842
	Deutsche Bank	10/14/15	4.92%	5.36%[1]	12,900,000		(32,369)
	Barclays Bank	02/06/16	5.36%[1]	5.08%	28,200,000		119,844
	Deutsche Bank	03/06/16	5.19%	5.35%[1]	700,000		2,297
	Deutsche Bank	04/05/16	5.36%[1]	5.45%	11,800,000		(422,113)
	Deutsche Bank	05/15/16	5.37%[1]	5.67%	9,500,000		(498,970)
	Deutsche Bank	05/24/16	5.57%	5.36%[1]	4,100,000		186,733
	Deutsche Bank	07/10/16	5.37%[1]	5.80%	8,200,000		(398,519)
	Bank of America	08/30/16	5.35%	5.37%[1]	27,200,000		392,768
	JP Morgan Chase	10/25/35	TBD [6]	2.75%	9,000,000		1,498,212
	Morgan Stanley	11/25/35	TBD [7]	2.35%	5,000,000		813,431
	Union Bank of Switzerland	11/25/35	TBD [7]	2.40%	4,000,000		463,434
	Bank of America	12/25/35	TBD [8]	2.84%	7,000,000		891,979
	JP Morgan Chase	02/25/36	TBD [9]	2.85%	9,000,000		1,035,394
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	24,050,000	AUD	(34,392)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	24,050,000	AUD	(25,635)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Intermediate Government Bond	Union Bank of Switzerland	04/22/07	5.36%[1]	3.04%	$24,000,000		$(39,600)
	Morgan Stanley	07/01/10	4.17%	5.36%[1]	32,600,000		(843,313)
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	7,700,000		103,990
	Lehman Brothers	03/22/11	5.35%[1]	4.92%	18,500,000		29,415
	Goldman Sachs	11/21/11	5.02%	5.38%[1]	2,000,000		27,805
	Union Bank of Switzerland	11/29/11	4.95%	5.36%[1]	1,300,000		13,447
	Union Bank of Switzerland	01/08/12	5.36%[1]	5.00%	15,000,000		10,350
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	4,900,000		147,346
	Morgan Stanley	07/01/15	5.36%[1]	4.39%	17,000,000		854,718
	Morgan Stanley	07/01/15	5.36%[1]	4.39%	21,100,000		909,273
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	7,300,000		309,031
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	4,300,000		58,032
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	12,035,000		116,378

Intermediate Bond	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	$1,070,000		$(789)
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	2,200,000		(3,535)
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	400,000		5,402
	Deutsche Bank	06/20/11	TBD [10]	0.75%	1,110,000		(1,214)
	Bank of America	11/10/11	5.08%	5.37%[1]	1,400,000		23,199
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	400,000		5,656
	JP Morgan Chase	04/08/12	5.36%[1]	4.72%	700,000		1,542
	Union Bank of Switzerland	11/26/14	5.36%[1]	4.58%	1,000,000		22,121
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	200,000		6,014
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	400,000		16,933
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	100,000		1,350
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	330,000		3,191
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	270,000	AUD	(458)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	270,000	AUD	(216)

Intermediate Bond II	Union Bank of Switzerland	04/22/07	5.36%[1]	3.04%	$76,000,000		$(125,400)
	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	31,780,000		(23,422)
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	22,000,000		14,452
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	24,600,000		(374,980)
	Lehman Brothers	10/10/10	5.01%	5.37%[1]	30,000,000		406,800
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	10,300,000		139,104
	Deutsche Bank	06/20/11	TBD [10]	0.75%	33,370,000		(36,494)
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	10,000,000		141,409
	Goldman Sachs	11/21/11	5.02%	5.38%[1]	17,000,000		236,344
	Union Bank of Switzerland	11/29/11	4.95%	5.36%[1]	3,000,000		31,031
	Wachovia Bank N.A.	11/29/11	4.95%	5.36%[1]	6,400,000		68,672
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	6,400,000		192,452
	Morgan Stanley	07/01/15	5.36%[1]	4.39%	22,000,000		1,106,104
	Morgan Stanley	08/02/15	4.73%	5.37%[1]	7,700,000		(212,289)
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	11,300,000		478,363
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	7,500,000		101,218
	Union Bank of Switzerland	03/26/17	5.35%[1]	5.07%	12,000,000		102,120
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	21,010,000		203,167

Total Return	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	$12,770,000		$(9,411)
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	10,000,000		6,569
	Bank of America	07/26/09	5.50%	5.36%[1]	10,000,000		116,300
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	5,600,000		(85,361)
	Goldman Sachs	11/07/10	5.16%	5.37%[1]	5,700,000		110,091
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	4,000,000		54,021
	Citibank	03/24/11	5.17%	5.37%[1]	4,500,000		33,678
	Deutsche Bank	06/20/11	TBD [10]	0.75%	13,210,000		(14,447)
	Bank of America	11/10/11	5.08%	5.37%[1]	18,700,000		309,859
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	2,700,000		38,180
	Union Bank of Switzerland	11/29/11	4.95%	5.36%[1]	900,000		9,309
	Wachovia Bank N.A.	11/29/11	4.95%	5.36%[1]	6,200,000		66,526
	Union Bank of Switzerland	01/08/12	5.36%[1]	5.00%	6,000,000		4,140
	Deutsche Bank	02/16/12	5.36%[1]	5.21%	25,000,000		(233,618)
	Goldman Sachs	04/22/14	5.36%[1]	4.89%	8,000,000		(5,295)
	Deutsche Bank	04/01/15	5.36%[1]	5.03%	3,500,000		15,890
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	2,400,000		72,170
	Morgan Stanley	08/02/15	4.73%	5.37%[1]	4,700,000		(129,579)
	Union Bank of Switzerland	12/07/15	5.94%	5.33%[1]	1,400,000		99,848
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	4,800,000		203,198
	Deutsche Bank	10/19/16	5.28%	5.36%[1]	2,200,000		47,987
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	3,700,000		49,934
	Union Bank of Switzerland	02/08/17	5.30%	5.36%[1]	9,600,000		86,976
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	10,420,000		100,761
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	8,640,000	AUD	(12,355)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	8,640,000	AUD	(9,209)
	Citibank	12/23/15	6.65%	5.61%[11]	2,000,000	NZD	(35,684)

168

BLACKROCK FUNDS

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Total Return II	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	$101,550,000		$(74,842)
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	75,000,000		49,268
	Bank of America	07/12/09	5.63%	5.37%[1]	67,000,000		974,850
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	32,200,000		434,867
	Citibank	03/24/11	5.17%	5.37%[1]	15,500,000		116,000
	Deutsche Bank	06/20/11	TBD [10]	0.75%	114,050,000		(124,729)
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	19,000,000		268,677
	Union Bank of Switzerland	11/29/11	4.95%	5.36%[1]	11,900,000		123,091
	Wachovia Bank N.A.	11/29/11	4.95%	5.36%[1]	45,800,000		491,434
	Barclays Bank	12/12/11	4.95%	5.34%[1]	90,700,000		957,756
	JP Morgan Chase	12/12/11	4.90%	5.34%[1]	30,800,000		254,716
	Union Bank of Switzerland	01/08/12	5.36%[1]	5.00%	80,000,000		55,200
	Deutsche Bank	02/16/12	5.36%[1]	5.21%	168,000,000		(1,569,910)
	Goldman Sachs	04/22/14	5.36%[1]	4.89%	30,000,000		(19,857)
	Citibank	06/10/14	5.34%[1]	5.24%	29,000,000		(671,579)
	Goldman Sachs	10/01/14	5.36%[1]	4.51%	10,200,000		270,764
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	18,400,000		553,301
	Union Bank of Switzerland	12/07/15	5.94%	5.33%[1]	14,900,000		1,062,668
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	35,000,000		1,481,656
	Deutsche Bank	10/19/16	5.28%	5.36%[1]	15,000,000		327,182
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	24,900,000		336,043
	Union Bank of Switzerland	02/08/17	5.30%	5.36%[1]	75,000,000		679,500
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	69,420,000		671,291
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	57,300,000	AUD	(81,939)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	57,300,000	AUD	(61,077)
	Citibank	12/23/15	6.65%	5.61%[11]	7,850,000	NZD	(140,059)

Government Income	Union Bank of Switzerland	04/16/07	5.36%[1]	3.00%	$10,000,000		$(15,956)
	Deutsche Bank	05/01/07	6.84%[5]	0.06%	51,975,000		(38,306)
	Deutsche Bank	05/01/07	4.61%[3]	5.32%[4]	51,975,000		(5,047)
	Union Bank of Switzerland	08/01/07	0.26%[12]	5.26%[4]	234,000,000		(387,410)
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	45,000,000		29,561
	Morgan Stanley	06/17/10	4.31%	5.35%[1]	5,900,000		(50,327)
	Union Bank of Switzerland	06/22/10	5.64%	5.37%[1]	28,900,000		981,360
	Union Bank of Switzerland	08/16/10	5.36%[1]	4.56%	7,400,000		98,864
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	1,500,000		(22,865)
	Deutsche Bank	01/09/11	4.78%	5.36%[1]	31,200,000		(229,464)
	JP Morgan Chase	01/22/11	5.22%	5.36%[1]	296,685,000		2,504,021
	Union Bank of Switzerland	06/07/11	5.41%	5.35%[1]	20,000,000		594,000
	Citibank	10/24/11	5.23%	5.38%[1]	254,500,000		5,894,220
	Morgan Stanley	11/02/11	5.04%	5.37%[1]	20,800,000		298,480
	Lehman Brothers	11/07/11	5.36%[1]	5.03%	429,000,000		(6,070,350)
	Union Bank of Switzerland	11/07/11	5.36%[1]	5.17%	214,500,000		(4,270,009)
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	3,500,000		49,493
	Citibank	12/12/11	4.95%	5.34%[1]	110,800,000		1,176,696
	Citibank	12/13/11	4.91%	5.36%[1]	150,000,000		1,345,500
	Deutsche Bank	12/15/11	5.36%[1]	4.96%	195,700,000		(2,196,282)
	Bank of America	12/20/11	5.35%[1]	4.99%	644,500,000		(7,927,350)
	Morgan Stanley	01/17/12	5.16%	5.36%[1]	117,600,000		818,496
	JP Morgan Chase	02/08/12	5.36%[1]	5.22%	225,000,000		(2,189,250)
	Bank of America	02/27/12	5.10%	5.36%[1]	164,500,000		732,025
	Morgan Stanley	10/01/14	5.36%[1]	4.52%	3,400,000		86,445
	Union Bank of Switzerland	11/26/14	5.36%[1]	4.58%	50,000,000		1,106,045
	JP Morgan Chase	12/30/14	5.37%[1]	4.89%	93,000,000		99,073
	Union Bank of Switzerland	03/21/15	4.88%	5.37%[1]	6,000,000		(88,080)
	Deutsche Bank	03/24/15	5.08%	5.35%[1]	11,100,000		(18,036)
	Deutsche Bank	03/29/15	5.11%	5.35%[1]	11,000,000		5,574
	Morgan Stanley	07/11/15	4.44%	5.36%[1]	4,000,000		(189,280)
	Morgan Stanley	08/02/15	4.73%	5.37%[1]	3,100,000		(85,467)
	Deutsche Bank	01/17/16	4.94%	5.36%[1]	6,200,000		(91,498)
	JP Morgan Chase	03/30/16	5.37%[1]	5.15%	19,000,000		330,410
	Goldman Sachs	09/13/16	5.34%[1]	5.34%	5,800,000		(75,848)
	Deutsche Bank	11/07/16	5.36%[1]	5.21%	78,000,000		(1,285,401)
	Bank of America	01/31/17	5.36%[1]	5.42%	126,300,000		(2,369,388)
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	227,000,000		3,063,524
	JP Morgan Chase	02/07/17	5.36%[1]	5.30%	187,000,000		(1,690,480)
	Goldman Sachs	02/27/17	5.36%[1]	5.22%	5,900,000		(20,778)
	Deutsche Bank	03/07/17	5.07%	5.33%[1]	60,000,000		(522,000)
	Lehman Brothers	03/09/17	5.06%	5.34%[1]	237,200,000		(2,307,956)
	Barclays Bank	03/13/17	5.11%	5.34%[1]	50,000,000		(270,300)

169

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Inflation Protected Bond	Credit Suisse	03/20/10	0.18%	TBD [13]	$5,000,000		$17,450
	Deutsche Bank	06/20/10	0.48%	TBD [14]	3,000,000		36,472
	Lehman Brothers	06/20/10	0.15%	TBD [15]	6,000,000		16,380
	Deutsche Bank	06/20/10	5.57%	5.35%[1]	6,200,000		199,087
	Goldman Sachs	11/07/10	5.03%	5.37%[1]	500,000		7,390
	Morgan Stanley	12/20/10	0.41%	TBD [16]	305,296		(12)
	Lehman Brothers	03/22/11	5.35%[1]	4.92%	3,200,000		5,088
	Barclays	12/13/11	4.91%	5.36%[1]	10,500,000		93,707
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	300,000		9,021
	Deutsche Bank	08/03/16	5.55%	5.37%[1]	700,000		20,835
	Union Bank of Switzerland	02/08/17	5.30%	5.36%[1]	1,200,000		10,872
	Deutsche Bank	02/28/17	5.16%	5.36%[1]	900,000		(1,224)
	Union Bank of Switzerland	03/26/17	5.35%[1]	5.07%	1,200,000		10,212
	Citibank	12/23/15	6.65%	5.61%[11]	450,000	NZD	(8,029)

GNMA	Union Bank of Switzerland	04/16/07	5.36%[1]	3.00%	$15,000,000		$(23,934)
	Bank of America	04/30/07	6.84%[4]	5.32%[3]	4,125,000		(3,040)
	Union Bank of Switzerland	06/22/10	5.64%	5.37%[1]	8,200,000		278,448
	Union Bank of Switzerland	08/16/10	5.36%[1]	4.56%	4,900,000		65,464
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	3,000,000		(45,729)
	Deutsche Bank	01/09/11	4.78%	5.36%[1]	24,500,000		(172,332)
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	1,500,000		21,211
	Citibank	12/12/11	4.95%	5.34%[1]	10,900,000		115,758
	Citibank	12/13/11	4.91%	5.36%[1]	16,000,000		143,520
	Bank of America	12/20/11	5.35%[1]	4.99%	33,100,000		(407,130)
	Morgan Stanley	01/17/12	5.16%	5.36%[1]	11,300,000		78,648
	Bank of America	02/27/12	5.10%	5.36%[1]	7,700,000		34,265
	Union Bank of Switzerland	03/27/12	5.35%[1]	4.92%	16,000,000		55,200
	Morgan Stanley	10/01/14	5.36%[1]	4.52%	4,100,000		104,244
	Morgan Stanley	07/11/15	4.44%	5.36%[1]	1,800,000		(85,176)
	Morgan Stanley	08/02/15	4.73%	5.37%[1]	4,100,000		(113,037)
	Deutsche Bank	01/17/16	4.94%	5.36%[1]	2,200,000		(32,467)
	Barclays Bank	03/10/16	5.34%[1]	5.28%	7,500,000		(92,627)
	Goldman Sachs	09/13/16	5.34%[1]	5.34%	1,600,000		(20,924)
	Bank of America	01/31/17	5.36%[1]	5.42%	1,600,000		(30,016)
	Goldman Sachs	02/27/17	5.36%[1]	5.22%	1,700,000		(5,987)
	Deutsche Bank	03/07/17	5.07%	5.33%[1]	6,000,000		(52,200)

Managed Income	Union Bank of Switzerland	04/16/07	5.36%[1]	3.00%	$50,000,000		$(79,780)
	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	25,060,000		(18,469)
	Wachovia Bank N.A.	10/01/07	3.71%[5]	0.49%	18,000,000		11,824
	Union Bank of Switzerland	09/27/10	4.51%	5.37%[1]	2,300,000		(35,059)
	Deutsche Bank	11/07/10	5.00%	5.37%[1]	8,400,000		113,444
	Deutsche Bank	06/20/11	TBD [10]	0.75%	25,985,000		(28,418)
	Deutsche Bank	11/21/11	5.03%	5.38%[1]	5,000,000		70,705
	Wachovia Bank N.A.	11/29/11	4.95%	5.36%[1]	11,600,000		124,468
	Union Bank of Switzerland	01/08/12	5.36%[1]	5.00%	14,000,000		9,660
	Deutsche Bank	02/16/12	5.36%[1]	5.21%	45,000,000		(420,512)
	Goldman Sachs	04/22/14	5.36%[1]	4.89%	20,000,000		(13,238)
	Citibank	06/10/14	5.34%[1]	5.24%	9,500,000		(220,000)
	Union Bank of Switzerland	03/21/15	4.88%	5.37%[1]	10,000,000		(146,800)
	JP Morgan Chase	05/26/15	5.37%[1]	4.50%	4,900,000		147,346
	Morgan Stanley	08/02/15	4.73%	5.37%[1]	12,500,000		(344,625)
	Union Bank of Switzerland	12/07/15	5.94%	5.33%[1]	5,900,000		420,789
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	9,000,000		380,997
	Deutsche Bank	10/19/16	5.28%	5.36%[1]	4,400,000		95,973
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	6,200,000		83,673
	Union Bank of Switzerland	02/08/17	5.30%	5.36%[1]	19,800,000		179,388
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	17,265,000		166,953
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	14,060,000	AUD	(20,106)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	14,060,000	AUD	(14,987)
	Citibank	12/23/15	6.65%	5.61%[11]	6,800,000	NZD	(121,325)

170

BLACKROCK FUNDS

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
International Bond	Wachovia Bank N.A.	04/30/07	6.84%[3]	5.32%[4]	$22,055,000		$(16,255)
	Barclays Bank	09/26/10	5.14%	5.35%[1]	45,000,000		262,926
	Goldman Sachs	11/21/11	5.02%	5.38%[1]	9,500,000		132,075
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	8,500,000		359,831
	Union Bank of Switzerland	02/08/17	5.30%	5.36%[1]	22,500,000		203,850
	Deutsche Bank	04/01/07	4.28%	5.36%[1]	20,000,000		2
	Citibank	03/20/08	4.94%	5.60%[11]	103,000,000		(751,756)
	Morgan Stanley	07/01/10	4.17%	5.36%[1]	36,900,000		(954,548)
	Morgan Stanley	02/17/14	5.37%[1]	4.41%	4,100,000		159,080
	Deutsche Bank	04/01/15	5.36%[1]	5.03%	11,000,000		49,941
	Morgan Stanley	07/01/15	5.36%[1]	4.39%	20,500,000		1,025,718
	Goldman Sachs	02/05/17	5.35%	5.36%[1]	4,900,000		66,129
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	13,670,000		132,189
	Deutsche Bank	01/12/11	6.53%	6.50%[2]	11,310,000	AUD	(16,173)
	Deutsche Bank	01/22/11	6.54%	6.53%[2]	11,310,000	AUD	(12,055)
	Goldman Sachs	01/04/11	5.14%[17]	2.86%	29,000,000	EUR	1,455,489
	Deutsche Bank	11/02/16	3.71%[17]	3.97%	30,900,000	EUR	1,005,890
	JP Morgan Chase	12/15/16	3.97%	3.78%[7]	15,000,000	EUR	(498,337)
	Citibank	02/15/12	5.63%[18]	5.52%	4,435,000	GBP	30,197
	Bank of America	11/10/16	4.90%	5.32%[18]	700,000	GBP	(49,080)
	Citibank	03/02/09	7.73%	7.75%[11]	14,330,000	NZD	(35,419)
	Deutsche Bank	03/29/09	7.85%[11]	7.94%	47,000,000	NZD	(13,430)
	Deutsche Bank	08/02/12	6.42%	5.43%[11]	3,100,000	NZD	(114,009)
	Citibank	03/21/16	5.60%[11]	6.60%	26,200,000	NZD	817,501
	Deutsche Bank	03/29/17	7.29%	7.85%[11]	12,300,000	NZD	51,753
	Deutsche Bank	12/13/10	0.49%[19]	3.39%	125,000,000	SEK	357,335
	Goldman Sachs	02/23/11	0.49%[19]	3.31%	200,000,000	SEK	965,667

High Yield Bond	JP Morgan Chase	01/11/08	1.40%	TBD [20]	$5,000,000		$17,700
	Citibank	12/20/09	3.75%	TBD [21]	6,000,000		436,560
	JP Morgan Chase	03/20/10	3.80%	TBD [22]	6,000,000		(116,700)
	Bank of America	03/20/10	3.80%	TBD [22]	5,000,000		(97,250)
	Citibank	03/20/10	4.74%	TBD [23]	6,000,000		555,300
	Bank of America	12/20/10	5.10%	TBD [22]	7,500,000		(23,700)
	Goldman Sachs	03/20/11	TBD [24]	3.25%	1,000,000		(37,353)
	Union Bank of Switzerland	03/20/11	TBD [25]	1.50%	1,000,000		(32,350)
	Morgan Stanley	09/20/11	TBD [26]	3.29%	3,500,000		(140,980)
	JP Morgan Chase	09/20/11	TBD [27]	0.54%	3,000,000		(5,280)
	Morgan Stanley	09/20/11	TBD [28]	2.90%	1,000,000		4,400
	Deutsche Bank	12/20/11	5.35%	TBD [22]	10,000,000		(243,459)
	Goldman Sachs	12/20/11	3.25%	TBD [29]	2,500,000		(45,445)
	Lehman Brothers	12/20/11	TBD [28]	3.24%	2,000,000		(3,540)
	Citibank	12/20/11	TBD [30]	2.25%	4,000,000		32,240
	Lehman Brothers	03/20/12	2.45%	TBD [31]	4,000,000		103,600
	Lehman Brothers	03/20/12	TBD [32]	1.50%	5,000,000		23,600
	JP Morgan Chase	03/20/12	4.65%	TBD [22]	3,000,000		(156,420)
	JP Morgan Chase	09/20/13	TBD [33]	5.15%	5,000,000		(392,850)
	Citibank	06/20/16	2.05%	TBD [34]	3,000,000		(69,330)
	JP Morgan Chase	09/20/11	TBD [35]	3.75%	2,500,000	EUR	(113,346)
	Goldman Sachs	09/20/11	TBD [35]	3.82%	3,000,000	EUR	(117,773)

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.
[2]	Rate shown is based on the 6 month BBA AUD LIBOR as of the most recent payment date.
[3]	Rate shown is based on Bank of America CMBS 10 year index as of most recent payment date.
[4]	Rate shown is based on the 1 month LIBOR as of most recent payment date.
[5]	Rate shown is based on Lehman CMBS AAA 8.5+ year index as of most recent payment date.
[6]	Rate to be determined upon notice of event of default by Argent Securities, Inc. on floating rate bond issue maturing 10/25/2035.
[7]	Rate to be determined upon notice of event of default by Ace Securities Corp. on floating rate bond issue maturing 11/25/2035.
[8]	Rate to be determined upon notice of event of default by Residential Assets Securities Corp. on floating rate bond issue maturing 12/25/2035.
[9]	Rate to be determined upon notice of event of default by Home Equity Asset Trust Heat on floating rate bond issue maturing 02/25/2036.
[10]	Rate to be determined upon notice of event of default by DJ CDX:NA.IG.HVOL.4.
[11]	Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.
[12]	Rate shown is based on Lehman MBS Index as of most recent payment date.
[13]	Rate to be determined upon notice of event of default by Federal National Mortgage Association on 4.38% bond issue maturing 09/15/2012.
[14]	Rate to be determined upon notice of event of default by Federal National Mortgage Association on 5.25% bond issue maturing 08/01/2012.
[15]	Rate to be determined upon notice of event of default by Federal Home Loan Mortgage Corp. on 5.50% bond issue maturing 09/15/2011.
[16]	Rate to be determined upon notice of event of default by WFS Financial Owner Trust on 3.05% bond issue maturing 12/20/2010.

171

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

[17]	Rate shown is based on the 6 month EURIBOR as of the most recent payment date.
[18]	Rate shown is based on the 6 month BBA GBP LIBOR as of the most recent payment date.
[19]	Rate shown is based on the 3 month STIBOR as of the most recent payment date.
[20]	Rate to be determined upon notice of event of default by Novelis, Inc. on floating rate bond issue maturing 02/15/2015.
[21]	Rate to be determined upon notice of event of default by The Goodyear Tire & Rubber Co. on 7.86% bond issue maturing 08/15/2011.
[22]	Rate to be determined upon notice of event of default by Ford Motor Co. on 7.45% bond issue maturing 07/16/2031.
[23]	Rate to be determined upon notice of event of default by Levi Strauss & Co. on 12.25% bond issue maturing 12/15/2012.
[24]	Rate to be determined upon notice of event of default by Quebecor World Capital Corp. on 6.13% bond issue maturing 11/15/2013.
[25]	Rate to be determined upon notice of event of default by Universal Corp. on 5.20% bond issue maturing 10/15/2013.
[26]	Rate to be determined upon notice of event of default by Dynergy Holdings, Inc. on 6.88% bond issue maturing 04/01/2011.
[27]	Rate to be determined upon notice of event of default by RR Donnelley & Sons Co. on 4.95% bond issue maturing 04/01/2014.
[28]	Rate to be determined upon notice of event of default by Freescale Semiconductor, Inc. on 7.13% bond issue maturing 07/15/2014.
[29]	Rate to be determined upon notice of event of default by Lear Corp. on 5.75% bond issue maturing 08/01/2014.
[30]	Rate to be determined upon notice of event of default by Affiliated Computer Services, Inc. on 5.20% bond issue maturing 06/01/2015.
[31]	Rate to be determined upon notice of event of default by Primedia, Inc. on 8.88% bond issue maturing 06/15/2011.
[32]	Rate to be determined upon notice of event of default by Smithfield Foods, Inc. on 7.75% bond issue maturing 05/15/2013.
[33]	Rate to be determined upon notice of event of default by HCA, Inc. on 6.95% bond issue maturing 05/01/2012.
[34]	Rate to be determined upon notice of event of default by Lyondell Chemical Co. on 10.50% bond issue maturing 06/01/2013.
[35]	Rate to be determined upon notice of event of default by VNU NV on 5.63% bond issue maturing 05/20/2010.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and disposition of securities by the Portfolio may be inhibited.

Preferred Stock — The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Asset-Backed Securities — The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage Pass-Through Securities — The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Mortgage Obligations — The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — The Portfolios may invest in Bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers, Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Portfolios may also use these instruments for leverage. These futures contracts obligate the Portfolios, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (IO class), while the other class will receive all of the principal (PO class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including pre-payments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Portfolio’s limit on illiquid securities.

Investing in Government Sponsored Enterprises — The Portfolios invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the United States Government.

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Option Puts and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Puts and Calls — The Portfolios may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock. The Portfolios bear the market risk arising from any change in index values or interest rates.

Purchased or written option and swaption transactions entered into during the six months ended March 31, 2007 are summarized as follows:

	LOW DURATION BOND		INTERMEDIATE GOVERNMENT BOND		INTERMEDIATE BOND
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/06	2,600	$1,776,070	(1,315)	$(372,276)	(63)	$(19,307)
Purchased	470	210,466	26,252	1,110,480	1,450	35,290
Written	(4,960)	(1,860,000)	(16,840)	(1,260,205)	(940)	(71,370)
Expired	—	—	—	(25,640)	—	(1,480)
Closed	(417)	(186,733)	(10,615)	(171,464)	(642)	(9,976)

Balance at 3/31/07	(2,307)	$(60,197)	(2,518)	$(719,105)	(195)	$(66,843)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	INTERMEDIATE BOND II		TOTAL RETURN		TOTAL RETURN II
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/06	(2,512)	$(837,856)	(3,921)	$(1,432,222)	(29,688)	$(10,935,342)
Purchased	45,342	1,950,161	19,512	956,725	146,249	6,539,613
Written	(29,700)	(2,432,276)	(13,520)	(1,333,877)	(105,240)	(10,134,080)
Expired	—	(44,080)	—	(17,560)	—	(139,840)
Closed	(18,358)	(298,334)	(5,078)	1,088,617	(36,065)	8,162,366

Balance at 3/31/07	(5,228)	$(1,662,385)	(3,007)	$(738,317)	(24,744)	$(6,507,283)

	GOVERNMENT INCOME		INFLATION PROTECTED BOND		GNMA
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/06	(6,320)	$(1,655,140)	(508)	$(143,251)	(2,080)	$(587,800)
Purchased	70,517	8,473,698	6,223	1,403,223	670	123,446
Written	(25,800)	(4,140,900)	(6,172)	(1,154,159)	(600)	(96,300)
Expired	1,000	166,805	(299)	(41,676)	—	—
Closed	(40,526)	(3,517,453)	(344)	(21,296)	1,416	296,941

Balance at 3/31/07	(1,129)	$(672,990)	(1,100)	$42,841	(594)	$(263,713)

	MANAGED INCOME		INTERNATIONAL BOND		HIGH YIELD BOND
	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at 9/30/06	(8,447)	$(3,170,703)	3,303	$(786,601)	—	$—
Purchased	36,191	1,593,019	32,020	1,217,743	—	—
Written	(26,280)	(2,537,001)	(24,800)	(2,821,516)	(2,034)	(1,090,844)
Expired	—	(34,840)	(4,343)	(178,106)	316	217,050
Closed	(8,283)	2,243,683	(8,390)	1,876,831	—	—

Balance at 3/31/07	(6,819)	$(1,905,842)	(2,210)	$(691,649)	(1,718)	$(873,794)

TBA Purchase Commitments — The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios receive compensation, in either “fee” or “drop”, as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financing Transactions — The Portfolios may enter into financing transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the

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selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Bridge Debt Commitments — The High Yield Bond Portfolio may invest in and is entitled to a fee upon the expiration of the commitment period, generally within six months of the initial commitment date. The bridge debt terms approximate market rates at the time the commitment is entered into. At March 31, 2007, the High Yield Bond Portfolio had no investments in commitments outstanding to fund high yield bridge debt.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(D) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	EACH PORTFOLIO EXCEPT THE ENHANCED INCOME, INTERNATIONAL BOND, INFLATION PROTECTED BOND & GNMA	INTERNATIONAL BOND & GNMA	INFLATION PROTECTED BOND
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	.500%	.550%	.400%
$1 billion — $2 billion	.450	.500	.375
$2 billion — $3 billion	.425	.475	.350
greater than $3 billion	.400	.450	.325

The investment advisory fee for the Enhanced Income Portfolio is 0.40%. BlackRock pays BFM fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”) an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock Shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B, and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons, an indirect wholly-owned subsidiary of PNC, provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2007, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
Enhanced Income	$4	$7
Low Duration Bond	97,732	4,886
Intermediate Government Bond	50,643	1,908
Intermediate Bond Portfolio	3,187	—
Intermediate Bond Portfolio II.	8,707	1,557
Total Return Portfolio	749	84
Total Return Portfolio II	234,903	7,484
Government Income	1,290,334	4,593
Inflation Protected Bond	32,596	166
GNMA	9,044	2,029
Managed Income	2,490	35,448

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006 the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

178

BLACKROCK FUNDS

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (the “BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangements

		Portfolio
Share Classes		Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond	Intermediate Bond II	Total Return	Total Return II
BlackRock	Contractual Fees	None	None	N/A	None	None	None	None
	Actual Fees(3)	None	None	N/A	None	None	None	None
Institutional	Contractual Fees	None	None	None	None	None	None	None
	Actual Fees(3)	None	None	None	None	None	None	None
Service	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A1	Contractual Fees(4)	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
	Actual Fees(3)	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Investor B	Contractual Fees(2)	N/A	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	N/A	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor B1	Contractual Fees(5)	N/A	0.75%	N/A	N/A	N/A	N/A	N/A
	Actual Fees(3)	N/A	0.75%	N/A	N/A	N/A	N/A	N/A
Investor B2	Contractual Fees(6)	N/A	0.40%	N/A	N/A	N/A	N/A	N/A
	Actual Fees(3)	N/A	0.40%	N/A	N/A	N/A	N/A	N/A
Investor C	Contractual Fees(2)	N/A	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	N/A	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor C1	Contractual Fees(7)	N/A	0.80%	N/A	N/A	N/A	N/A	N/A
	Actual Fees(3)	N/A	0.80%	N/A	N/A	N/A	N/A	N/A
Investor C2	Contractual Fees(6)	N/A	0.40%	N/A	N/A	N/A	N/A	N/A
	Actual Fees(3)	N/A	0.40%	N/A	N/A	N/A	N/A	N/A
R	Contractual Fees(8)	N/A	N/A	N/A	N/A	N/A	0.50%	0.50%
	Actual Fees(3)	N/A	N/A	N/A	N/A	N/A	0.50%	0.50%

179

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Class Specific Fee Arrangements

		Portfolio
Share Classes		Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	Contractual Fees	None	None	None	N/A	None	None
	Actual Fees(3)	None	None	None	N/A	None	None
Institutional	Contractual Fees	N/A	None	None	None	None	None
	Actual Fees(3)	N/A	None	None	None	None	None
Service	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor B	Contractual Fees(2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor B1	Contractual Fees(5)	0.75%	N/A	N/A	N/A	N/A	0.75%
	Actual Fees(3)	0.75%	N/A	N/A	N/A	N/A	0.75%
Investor C	Contractual Fees(2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor C1	Contractual Fees(7)	0.80%	N/A	N/A	N/A	N/A	0.80%
	Actual Fees(3)	0.80%	N/A	N/A	N/A	N/A	0.80%
R	Contractual Fees(8)	0.50%	N/A	N/A	N/A	N/A	0.50%
	Actual Fees(3)	0.50%	N/A	N/A	N/A	N/A	0.50%

(1) — The maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — The maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3) — The actual fees are for the six months ended March 31, 2007.

(4) — The maximum annual contractual fees are comprised of a 0.10% service fee.

(5) — The maximum annual contractual fees are comprised of a 0.50% distribution fee and a 0.25% service fee.

(6) — The maximum annual contractual fees are comprised of a 0.30% distribution fee and a 0.10% service fee.

(7) — The maximum annual contractual fees are comprised of a 0.55% distribution fee and a 0.25% service fee.

(8) — The maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

180

BLACKROCK FUNDS

For the six months ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	HILLIARD LYONS	BLACKROCK
Enhanced Income	$3	$70	$2
Low Duration Bond	309,952	15,920	1,544
Intermediate Government Bond.	145,139	5,554	10,071
Intermediate Bond	31,613	5,021	180
Intermediate Bond II	2,568	—	45
Total Return	333,833	20,306	27,989
Total Return II	6,065	157	83
Government Income	2,201,610	13,939	38,556
Inflation Protected Bond	198,329	566	2,237
GNMA	66,895	5,723	514
Managed Income	7,603	14,664	308
International Bond	109,312	11,275	10,051
High Yield Bond	522,559	30,198	13,230

BlackRock maintains a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2007, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$77	$6,118	$—	$124	$1,503	$1,544	$6,086
Institutional	121	1,507	1,157	9	1,295	24	3,178
Service	10	2,284	47	4	1,489	2	1,386
Investor A	8	6,193	19,379	9	1,227	47	11,354
Investor A1	—	535	—	—	—	—	—
Investor B	—	1,385	7,089	8	386	40	1,671
Investor B1	—	24	—	—	—	—	—
Investor B2	—	371	—	—	—	—	—
Investor C	—	1,800	1,204	4	307	25	1,435
Investor C1	—	117	—	—	—	—	—
Investor C2	—	358	—	—	—	—	—
R	—	—	—	—	—	2	2

Total	$216	$20,692	$28,876	$158	$6,207	$1,684	$25,112

181

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$39	$89	$49	$—	$1,615	$3,536
Institutional	1,087	40	634	2,099	3,474	1,925
Service	787	—	113	1,030	2,299	2,141
Investor A	20,610	134	768	731	18,644	77,077
Investor B	2,646	100	905	205	1,827	6,390
Investor B1	2,687	—	—	—	—	1,587
Investor C	2,506	197	694	20	2,912	2,229
Investor C1	2,017	—	—	—	—	588
R	207	—	—	—	—	30

Total	$32,586	$560	$3,163	$4,085	$30,771	$95,503

For the six months ended March 31, 2007, the following shows the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

	ADMINISTRATION FEES
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$2,392	$65,317	$—	$2,406	$48,525	$53,026	$114,032
Institutional	2,805	25,978	23,493	122	35,929	636	98,047
Service	4	30,429	247	2	24,040	2	10,015
Investor A	11	9,059	34,263	15	3,465	101	30,377
Investor A1	—	5,320	—	—	—	—	—
Investor B	—	3,563	5,780	27	929	57	4,597
Investor B1	—	223	—	—	—	—	—
Investor B2	—	1,902	—	—	—	—	—
Investor C	—	5,565	1,712	63	1,018	141	8,253
Investor C1	—	1,414	—	—	—	—	—
Investor C2	—	3,790	—	—	—	—	—
R	—	—	—	—	—	2	2

Total	$5,212	$152,560	$65,495	$2,635	$113,906	$53,965	$265,323

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$1,190	$1,894	$1,478	$—	$15,662	$34,158
Institutional	34,333	2,382	14,185	66,063	28,754	24,234
Service	28	184	932	20,078	8,919	32,263
Investor A	94,831	1,888	1,794	2,906	16,318	61,735
Investor B	3,763	1,284	1,692	590	1,827	10,466
Investor B1	24,108	—	—	—	—	12,274
Investor C	4,328	4,800	2,369	138	6,176	7,302
Investor C1	24,120	—	—	—	—	5,985
R	4,116	—	—	—	—	498

Total	$190,817	$12,432	$22,450	$89,775	$77,656	$188,915

BLACKROCK FUNDS

	ADMINISTRATION FEES WAIVED
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$2,391	$65,317	$—	$2,406	$48,496	$53,026	$114,032
Institutional	286	15,125	23,110	122	—	3	—
Service	3	2,001	139	2	—	1	—
Investor A	4	9,059	—	15	—	13	21,483
Investor A1	—	5,320	—	—	—	—	—
Investor B	—	3,563	5,751	27	430	1	134
Investor B1	—	223	—	—	—	—	—
Investor B2	—	1,902	—	—	—	—	—
Investor C	—	5,565	1,372	63	—	—	—
Investor C1	—	298	—	—	—	—	—
Investor C2	—	3,790	—	—	—	—	—
R	—	—	—	—	—	2	2

Total	$2,684	$112,163	$30,372	$2,635	$48,926	$53,046	$135,651

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$1,190	$1,867	$1,478	$—	$212	$33,945
Institutional	12,298	—	—	36,558	—	—
Service	28	—	—	260	—	—
Investor A	—	1,012	—	—	15,625	52,471
Investor B	—	1,284	—	15	—	10,409
Investor B1	24,108	—	—	—	—	12,202
Investor C	—	2,434	—	—	—	—
Investor C1	24,120	—	—	—	—	5,949
R.	4,116	—	—	—	—	498

Total	$65,860	$6,597	$1,478	$36,833	$15,837	$115,474

	TRANSFER AGENT FEES
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$131	$45,066	$—	$125	$3,057	$3,841	$12,384
Institutional	1,154	41,189	19,504	825	12,130	417	63,766
Service	177	216,115	489	49	80,422	20	13,969
Investor A	83	71,671	202,866	1,294	13,305	1,090	185,746
Investor A1	—	34,416	—	—	—	—	—
Investor B	—	29,689	66,964	1,331	8,683	288	39,100
Investor B1	—	3,100	—	—	—	—	—
Investor B2	—	31,847	—	—	—	—	—
Investor C	—	38,170	14,859	676	5,783	180	47,887
Investor C1	—	6,005	—	—	—	—	—
Investor C2	—	24,536	—	—	—	—	—
R	—	—	—	—	—	20	20

Total	$1,545	$541,804	$304,682	$4,300	$123,380	$5,856	$362,872

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	TRANSFER AGENT FEES (CONT )
SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$123	$90	$151	$—	$10,336	$30,076
Institutional	320,936	4,208	5,345	18,337	42,616	33,510
Service	26,407	6	1,470	25,362	43,147	63,730
Investor A	920,837	10,121	7,910	6,883	175,914	437,361
Investor B	41,565	9,828	12,461	4,744	22,287	75,318
Investor B1	373,896	—	—	—	—	71,850
Investor C	28,586	26,236	13,316	639	37,303	32,457
Investor C1	368,980	—	—	—	—	38,668
Investor C2	57,401	—	—	—	—	—
R		—	—	—	—	5,908

Total	$2,138,731	$50,489	$40,653	$55,965	$331,603	$788,878

	TRANSFER AGENT FEES WAIVED
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$71	$6,117	$—	$124	$1,487	$1,544	$6,086
Institutional	13	—	1,133	2	—	—	—
Service	10	—	18	4	—	1	—
Investor A	3	6,192	—	1	—	6	—
Investor A1	—	535	—	—	—	—	—
Investor B	—	1,385	7,038	2	10	3	—
Investor B1	—	24	—	—	—	—	—
Investor B2	—	371	—	—	—	—	—
Investor C	—	1,798	235	—	—	2	—
Investor C2	—	354	—	—	—	—	—

Total	$97	$16,776	$8,424	$133	$1,497	$1,556	$6,086

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$39	$65	$49	$—	$25	$3,518
Institutional	202	—	—	284	—	—
Service	787	—	—	—	—	—
Investor A	—	36	—	—	17,358	19,826
Investor B	—	100	—	1	—	6,356
Investor B1	2,687	—	—	—	—	1,577
Investor C	—	65	—	—	—	—
Investor C1	2,017	—	—	—	—	584
R	207	—	—	—	—	30

Total	$5,939	$266	$49	$285	$17,383	$31,891

BLACKROCK FUNDS

	TRANSFER AGENT FEES REIMBURSED
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	$53	$38,583	$—	$—	$1,481	$2,223	$6,026
Institutional	78	—	17,924	564	—	—	—
Service	133	—	90	23	—	2	—
Investor A	20	8,641	—	1,198	—	699	—
Investor A1	—	8,485	—	—	—	—	—
Investor B	—	6,016	9,229	1,215	2	19	—
Investor B1	—	1,863	—	—	—	—	—
Investor B2	—	21,004	—	—	—	—	—
Investor C	—	1,892	32	475	—	12	—
Investor C2	—	3,153	—	—	—	—	—

Total	$284	$89,637	$27,275	$3,475	$1,483	$2,955	$6,026

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	$83	$—	$91	$—	$26,250
Institutional	662	—	—	—	—
Service	25,389	—	—	—	—
Investor A	—	897	—	6,634	14,773
Investor B	—	2,129	—	—	3,901
Investor B1	99,118	—	—	—	3,089
Investor C	—	2,619	—	—	—
Investor C1	87,008	—	—	—	5,054
R	12,621	—	—	—	3,469

Total	$224,881	$5,645	$91	$6,634	$56,536

	SHAREHOLDER SERVICE FEES
SHARE CLASSES	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
Service	$41	$304,293	$2,424	$25	$240,401	$25	$100,138
Investor A	105	90,469	341,942	152	34,649	1,009	303,619
Investor A1	—	21,279	—	—	—	—	—
Investor B	—	35,630	57,571	266	9,292	567	45,978
Investor B1	—	2,234	—	—	—	—	—
Investor B2	—	7,607	—	—	—	—	—
Investor C	—	55,648	17,121	633	10,179	1,416	82,526
Investor C1	—	14,141	—	—	—	—	—
Investor C2	—	15,158	—	—	—	—	—
R	—	—	—	—	—	25	25

Total	$146	$546,459	$419,058	$1,076	$294,521	$3,042	$532,286

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	SHAREHOLDER SERVICE FEES (CONT)
SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
Service	$278	$1,842	$9,328	$200,707	$88,963	$322,632
Investor A	1,190,109	18,884	17,880	29,064	163,145	624,146
Investor B	37,601	12,183	16,917	5,901	18,270	104,612
Investor B1	241,078	—	—	—	—	122,673
Investor C	43,278	48,001	23,690	1,376	61,755	73,001
Investor C1	241,174	—	—	—	—	59,852
R	41,154	—	—	—	—	4,984

Total	$1,794,672	$80,910	$67,815	$237,048	$332,133	$1,311,900

	DISTRIBUTION FEES
SHARE CLASSES	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
Investor B	$106,890	$173,414	$798	$27,876	$643	$137,953
Investor B1	4,467	—	—	—	—	—
Investor B2	22,820	—	—	—	—	—
Investor C	166,942	51,363	1,900	30,538	4,246	247,577
Investor C1	31,111	—	—	—	—	—
Investor C2	45,474	—	—	—	—	—
R	—	—	—	—	25	25

Total	$377,704	$224,777	$2,698	$58,414	$4,914	$385,555

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
Investor B	$112,817	$38,528	$50,750	$17,703	$54,812	$313,972
Investor B1	482,156	—	—	—	—	245,491
Investor C	129,835	144,004	71,069	4,129	185,265	218,717
Investor C1	530,632	—	—	—	—	131,673
R	41,157	—	—	—	—	4,984

Total	$1,296,597	$182,532	$121,819	$21,832	$240,077	$914,837

BLACKROCK FUNDS

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	ENHANCED INCOME	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
BlackRock	0.30%	0.40%	NA	0.40%	0.45%	0.40%	0.40%
Institutional	0.40%	0.55%	0.60%	0.55%	0.60%	0.55%	0.55%
Service	0.75%	0.85%	0.90%	0.85%	0.90%	0.85%	0.85%
Investor A	0.80%	0.81%	1.07%	0.90%	0.95%	0.90%	0.81%
Investor A1	NA	0.62%[1]	NA	NA	NA	NA	NA
Investor B	NA	1.56%	1.82%	1.65%	1.70%	1.65%	1.65%
Investor B1	NA	1.29%[1]	NA	NA	NA	NA	NA
Investor B2	NA	0.94%[1]	NA	NA	NA	NA	NA
Investor C	NA	1.56%	1.82%	1.65%	1.70%	1.65%	1.65%
Investor C1	NA	1.33%[1]	NA	NA	NA	NA	NA
Investor C2	NA	0.94%[1]	NA	NA	NA	NA	NA
R	NA	NA	NA	NA	NA	1.10%	1.10%

	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
BlackRock	0.45%	0.30%	0.45%	NA	0.78%	0.55%
Institutional	0.70%[1]	0.40%	0.60%	0.65%	1.03%	0.70%
Service	0.90%	0.75%	0.90%	0.95%	1.33%	1.00%
Investor A	1.07%	0.85%	1.07%	1.12%	1.19%	0.96%
Investor A1	NA	NA	NA	NA	NA	NA
Investor B	1.82%	1.60%	1.82%	1.87%	2.25%	1.71%
Investor B1	1.47%[1]	NA	NA	NA	NA	1.44%[1]
Investor B2	NA	NA	NA	NA	NA	NA
Investor C	1.82%	1.60%	1.82%	1.87%	2.25%	1.71%
Investor C1	1.53%[1]	NA	NA	NA	NA	1.49%[1]
Investor C2	NA	NA	NA	NA	NA	NA
R	1.21%[1]	NA	NA	NA	NA	1.17%[1]

[1]

BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses to limit expenses as stated above. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Under terms of the Agreement and Plan of Reorganization of the State Street Government Income Fund and the State Street High Income Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B, and Investor C Share classes of the Intermediate Government Bond Portfolio and the High Yield Bond Portfolio are not subject to future recoupment by BlackRock.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement were as follows:

	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
Enhanced Income	$237,516	$166,825	$24,248	$428,589
Low Duration Bond	3,977,877	2,571,371	294,544	6,843,792
Intermediate Government Bond	—	—	40,501	40,501
Intermediate Bond	178,282	141,601	34,171	354,054
Intermediate Bond II	2,101,789	1,296,977	191,803	3,590,569
Total Return	1,116,993	1,032,894	195,165	2,345,052
Total Return II	5,856,434	3,912,240	644,834	10,413,508
Government Income	787,864	319,873	300	1,108,037
Inflation Protected Bond	256,149	187,402	27,580	471,131
GNMA	661,884	220,588	76,480	958,952
Managed Income	1,200,201	102,081	5,195	1,307,477
International Bond	55,064	195,677	9,606	260,347
High Yield Bond	—	—	140,580	140,580

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

Enhanced Income	$271,986
Low Duration Bond	4,373,486
Intermediate Bond	146,763
Intermediate Bond II	2,070,723
Total Return	941,716
Total Return II	5,428,876
Government Income	363,760
Inflation Protected Bond	182,698
GNMA	696,440
Managed Income	1,236,727
International Bond	26,818

For the six months ended March 31, 2007, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Enhanced Income	$68
Intermediate Government Bond	51
Intermediate Bond	84
Intermediate Bond II	2,983
Total Return II	6,455
GNMA	449

BLACKROCK FUNDS

For the six months ended March 31, 2007, the Distributor and its affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Portfolio’s Investor A Shares as follows:

Enhanced Income	$13
Low Duration Bond	8,019
Intermediate Government Bond	510
Intermediate Bond	494
Intermediate Bond II	5,509
Total Return	12,410
Total Return II	117,792
Government Income	34,243
Inflation Protected Bond	8,611
GNMA	2,401
Managed Income	3,146
International Bond	5,670
High Yield Bond	129,180

For the six months ended March 31, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor B, B1, B2, C, C1 and C2 Classes:

SHARE CLASSES	LOW DURATION BOND	INTERMEDIATE GOVERNMENT BOND	INTERMEDIATE BOND	INTERMEDIATE BOND II	TOTAL RETURN	TOTAL RETURN II
Investor B	$26,259	$3,183	$—	$4,027	$—	$27,327
Investor B1	2,708	—	—	—	—	—
Investor B2	761	—	—	—	—	—
Investor C	252	720	43	70	21	2,488
Investor C1	1,381	—	—	—	—	—
Investor C2	103	—	—	—	—	—

SHARE CLASSES	GOVERNMENT INCOME	INFLATION PROTECTED BOND	GNMA	MANAGED INCOME	INTERNATIONAL BOND	HIGH YIELD BOND
Investor B	$4,905	$18,717	$6,692	$2,221	$4,576	$16,330
Investor B1	37,564	—	—	—	—	33,281
Investor C	1,372	1,752	61	28	1,148	1,215
Investor C1	2,660	—	—	—	—	252

For the six months ended March 31, 2007, short term investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	NET ACTIVITY	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
Enhanced Income	Institutional Money Market Trust	$(45,900)	$—
Low Duration	Institutional Money Market Trust	1,408,500	5,871,000
Intermediate Bond II	Institutional Money Market Trust	(17,558,650)	1,162,800
Total Return	Institutional Money Market Trust	(2,013,300)	—
Total Return II	Institutional Money Market Trust	(9,365,811)	1,690,000
Managed Income	Institutional Money Market Trust	(2,576,100)	—
High Yield	Institutional Money Market Trust	30,213,758	129,766,175

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

For the six months ended March 31, 2007, long term investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	BEGINNING PAR/NOTIONAL AMOUNT	PURCHASES	SALES	ENDING PAR/NOTIONAL AMOUNT	NET REALIZED GAIN (LOSS)	INTEREST/ AMORTIZATION INCOME	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
Enhanced Income	Merrill Lynch Mortgage Investors Trust, Series 05-FF6, Class N1	$—	$82,299	$(8,168)	$74,131	$219	$316	$73,514
	Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A	455,830	—	(91,257)	364,573	560	8,722	364,830
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	414,501	—	(16,900)	397,601	—	4,544	395,704
	Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	182,860	—	(51,006)	131,854	128	11,752	132,121
	Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)	2,187,846	—	—	2,187,846	—	1,495	67,562
Low Duration	Federal Housing Authority, Merrill Lynch Project, Pool 42	5,174	—	(105)	5,069	2	176	5,132
	Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A	1,177,344	—	(235,705)	941,639	10,112	216,481	942,303
	Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A	616,909	—	(140,403)	476,506	390	30,401	477,806
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	10,283,915	—	(419,304)	9,864,611	(25)	15,629	9,817,545
Intermediate Government	Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1	426,214	—	(7,943)	418,271	(110)	15,538	423,253
Total Return	Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A	1,361,255	—	(393,523)	967,732	—	32,579	967,878
Total Return II	Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4	7,100,000	—	—	7,100,000	—	170,759	7,089,621
Government Income	Federal Housing Authority, Merrill Lynch Project, Pool 42	627	—	(13)	614	—	24	622
GNMA	Federal Housing Authority, Merrill Lynch Project, Pool 42	3,282	—	(56)	3,226	—	119	3,265
Managed Income	Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A	2,829,275	—	(817,911)	2,011,364	—	67,714	2,011,667

BLACKROCK FUNDS

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2007 is as follows:

Enhanced Income	$4
Low Duration Bond	1,545
Intermediate Government Bond	2,708
Intermediate Bond	6
Intermediate Bond II	238
Total Return	31
Total Return II	1,520
Government Income	1,639
Inflation Protected Bond	104
GNMA	267
Managed Income	113
International Bond	3,063
High Yield Bond	9,260

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At March 31, 2007, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	MARKET VALUE OF SECURITIES ON LOAN	MARKET VALUE OF CASH COLLATERAL INVESTED IN AFFILIATE	TOTAL MARKET VALUE OF COLLATERAL RECEIVED
Low Duration Bond	$5,735,160	$5,871,000	$5,871,000
Intermediate Bond II	1,128,686	1,162,800	1,162,800
Total Return II	1,633,125	1,690,000	1,690,000
High Yield Bond	123,475,242	129,766,175	129,766,175

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In October of 2006, BlackRock determined that the International Bond Portfolio violated a fundamental investment policy. The Portfolio invested in a security and, as a result, over 25% of the Portfolio’s assets were invested in such securities. The Portfolio sold the securities so that its total investments were below 25% and BlackRock reimbursed the Portfolio for the realized losses incurred from the date of the violation (September 25, 2006) through October 5, 2006. The amount of the reimbursement for the realized losses was $17,441.

(E) Purchases and Sales of Securities

For the six months ended March 31, 2007 purchases and sales of securities, but excluding short-term investments, dollar rolls and U.S. government securities, were as follows:

	PURCHASES	SALES
Enhanced Income	$8,666,188	$17,967,732
Low Duration Bond	644,272,111	787,588,543
Intermediate Government Bond	71,235,858	176,228,684
Intermediate Bond	3,867,765	24,410,164
Intermediate Bond II	191,640,885	439,736,528
Total Return	351,708,276	382,648,060
Total Return II	2,536,661,533	2,519,111,623
Government Income	5,460,519,295	5,234,950,095
Inflation Protected Bond	10,076,503	9,148,289
GNMA	212,666,096	172,012,854
Managed Income	454,234,777	506,959,724
International Bond	207,390,214	273,986,667
High Yield Bond	985,965,682	555,953,067

For the six months ended March 31, 2007, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
Enhanced Income	$1,898,508	$2,240,399
Low Duration Bond	138,123,899	143,380,403
Intermediate Government Bond	59,147,041	61,136,039
Intermediate Bond	5,346,916	5,765,673
Intermediate Bond II	107,128,945	119,235,955
Total Return	147,290,051	112,944,220
Total Return II	1,620,438,074	1,017,891,524
Government Income	5,113,357,327	5,174,522,925
Inflation Protected Bond	112,381,611	121,163,200
GNMA	119,763,453	115,138,836
Managed Income	155,557,686	130,532,311
International Bond	46,319,382	45,749,582

BLACKROCK FUNDS

(F) Capital Shares

Transactions in capital shares for each period were as follows:

	ENHANCED INCOME
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	294,922	$2,900,000	396,648	$3,904,172
Institutional Class	401,190	3,948,861	2,153,375	21,175,941
Service Class	3,397	32,920	9,634	93,220
Investor A Class	33,651	331,345	5,517	54,214
Shares issued in reinvestment of dividends:
BlackRock Class	10,438	102,841	16,156	158,868
Institutional Class	24	229	105	1,030
Service Class	67	651	39	375
Investor A Class	152	1,495	17	169
Shares redeemed:
BlackRock Class	(1,611)	(15,858)	(965,738)	(9,479,437)
Institutional Class	(1,617,664)	(15,932,795)	(2,246,692)	(22,082,627)
Service Class	(863)	(8,382)	(12,478)	(120,624)
Investor A Class	(28,235)	(278,106)	(531)	(5,195)

Net decrease	(904,532)	$(8,916,799)	(643,948)	$(6,299,894)

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	LOW DURATION BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:
Institutional Class	880,899	$8,430,504	—	$—
Investor A Class	1,048,985	10,470,319	—	—
Investor A1 Class	4,829,200	47,601,726	—	—
Investor B1 Class	214,159	2,137,645	—	—
Investor B2 Class	1,986,574	19,681,724	—	—
Investor C1 Class	1,371,898	13,776,204	—	—
Investor C2 Class	3,597,942	36,664,887	—	—
Shares sold:
BlackRock Class	9,445,740	93,283,797	15,488,105	152,493,902
Institutional Class	2,932,140	28,932,438	5,215,267	51,427,952
Service Class	2,750,664	27,141,505	9,800,073	96,621,097
Investor A Class	1,177,884	11,622,586	4,422,863	43,620,306
Investor A1 Class	394,160	3,789,593	—	—
Investor B Class	123,316	1,218,881	331,107	3,261,726
Investor B1 Class	32,347	315,389	—	—
Investor B2 Class	71,112	649,634	—	—
Investor C Class	264,218	2,609,645	952,613	9,386,370
Investor C1 Class	18,741	158,073	—	—
Investor C2 Class	8,072	15,621	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	902,612	8,905,897	1,799,615	17,717,827
Institutional Class	103,353	1,020,975	102,576	1,010,990
Service Class	482,185	4,762,277	1,301,299	12,821,898
Investor A Class	126,463	1,249,166	233,499	2,301,653
Investor A1 Class	1,978	19,553	—	—
Investor B Class	37,015	365,545	67,707	667,252
Investor B1 Class	2,730	26,947	—	—
Investor B2 Class	22,233	229,314	—	—
Investor C Class	59,413	586,470	76,278	751,247
Investor C1 Class	15,511	153,157	—	—
Investor C2 Class	32,919	324,985	—	—
Shares redeemed:
BlackRock Class	(18,797,933)	(185,887,454)	(17,191,663)	(169,317,426)
Institutional Class	(6,346,660)	(62,658,535)	(21,351,057)	(210,515,375)
Service Class	(3,837,026)	(37,866,122)	(24,089,426)	(237,219,746)
Investor A Class	(2,808,422)	(27,745,564)	(4,972,464)	(48,996,302)
Investor A1	(707,303)	(6,988,041)	—	—
Investor B Class	(762,652)	(7,527,575)	(1,789,881)	(17,641,110)
Investor B1 Class	(90,421)	(894,597)	—	—
Investor B2 Class	(589,310)	(5,809,741)	—	—
Investor C Class	(1,270,087)	(12,527,515)	(3,217,310)	(31,694,419)
Investor C1 Class	(254,288)	(2,507,987)	—	—
Investor C2 Class	(472,405)	(4,660,848)	—	—

Net decrease	(3,002,044)	$(28,929,522)	(32,820,799)	$(323,302,158)

BLACKROCK FUNDS

	INTERMEDIATE GOVERNMENT BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	1,747,274	$17,751,259	2,637,806	$26,657,837
Service Class	222,159	2,262,113	39,098	396,044
Investor A Class	1,004,039	10,233,679	2,444,179	24,574,587
Investor B Class	40,930	416,501	234,020	2,359,921
Investor C Class	79,890	814,399	204,347	2,063,312
Shares issued in reinvestment of dividends:
Institutional Class	84,076	855,932	132,395	1,335,843
Service Class	2,908	29,573	1,585	15,970
Investor A Class	377,649	3,853,937	626,165	6,333,864
Investor B Class	57,228	582,573	134,744	1,360,044
Investor C Class	15,659	159,488	23,762	239,940
Shares redeemed:
Institutional Class	(1,883,743)	(19,164,525)	(5,100,812)	(51,493,023)
Service Class	(186,332)	(1,893,200)	(41,316)	(418,680)
Investor A Class	(3,517,799)	(35,851,387)	(8,766,570)	(88,580,775)
Investor B Class	(1,070,833)	(10,888,543)	(2,680,709)	(27,044,983)
Investor C Class	(228,132)	(2,321,290)	(781,367)	(7,896,279)

Net decrease	(3,255,027)	$(33,159,491)	(10,892,673)	$(110,096,378)

	INTERMEDIATE BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	70,701	$690,000	42,059	$410,084
Institutional Class	41,099	414,920	3,284	33,004
Service Class	1,967	20,002	—	—
Investor A Class	19,909	198,047	2,491	24,647
Investor B Class	42,539	422,635	—	—
Investor C Class	122,166	1,233,569	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	20,952	204,517	101,130	979,126
Institutional Class	459	4,622	—	—
Investor A Class	246	2,442	157	1,546
Investor B Class	349	3,459	—	—
Investor C Class	578	5,828	—	—
Shares redeemed:
BlackRock Class	(2,303,779)	(22,526,927)	(91,514)	(889,355)
Institutional Class	(77,534)	(784,121)	(5,114)	(51,590)
Investor A Class	(812)	(8,039)	—	—
Investor B Class	(4,133)	(40,949)	—	—
Investor C Class	(17,647)	(178,464)	—	—

Net increase (decrease)	(2,082,940)	$(20,338,459)	52,493	$507,462

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	INTERMEDIATE BOND II
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	1,724,184	$15,986,108	15,127,094	$138,742,996
Institutional Class	4,214,775	38,969,006	10,491,748	96,435,757
Service Class	3,771,703	34,848,612	12,683,707	115,919,423
Investor A Class	851,553	7,861,612	1,152,420	10,582,185
Investor B Class	42,528	393,424	124,901	1,146,363
Investor C Class	123,118	1,138,741	272,672	2,508,469
Shares issued in reinvestment of dividends:
BlackRock Class	732,689	6,773,508	1,371,020	12,592,788
Institutional Class	197,823	1,828,275	187,286	1,718,393
Service Class	473,812	4,380,819	468,809	4,308,204
Investor A Class	63,918	590,524	97,052	891,770
Investor B Class	11,556	106,788	15,571	143,130
Investor C Class	14,724	136,165	13,774	126,687
Shares redeemed:
BlackRock Class	(4,208,997)	(38,995,509)	(20,186,388)	(185,384,030)
Institutional Class	(7,076,507)	(65,473,760)	(11,584,459)	(106,496,157)
Service Class	(2,359,459)	(21,801,965)	(3,354,369)	(30,841,057)
Investor A Class	(938,563)	(8,677,477)	(1,622,858)	(14,953,573)
Investor B Class	(147,999)	(1,368,009)	(417,817)	(3,834,644)
Investor C Class	(209,419)	(1,938,240)	(363,761)	(3,345,291)

Net increase (decrease)	(2,718,561)	$(25,241,378)	4,476,402	$40,261,413

	TOTAL RETURN
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	10,196,921	$103,587,981	5,049,078	$50,837,050
Institutional Class	209,011	2,110,885	440,163	4,430,195
Service Class	1,959	20,000	—	—
Investor A Class	96,165	976,542	27,739	277,273
Investor B Class	56,170	570,021	10,232	103,086
Investor C Class	219,855	2,230,378	7,331	73,530
R Class	2,000	20,300	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	905,634	9,179,588	1,462,174	14,732,053
Institutional Class	2,656	26,750	565	5,629
Investor A Class	1,655	16,781	598	6,029
Investor B Class	824	8,356	538	5,426
Investor C Class	1,826	18,494	257	2,588
Shares redeemed:
BlackRock Class	(719,578)	(7,298,229)	(2,122,689)	(21,359,972)
Institutional Class	(56,794)	(573,015)	(4,233)	(42,349)
Investor A Class	(12,285)	(124,436)	(7,489)	(75,802)
Investor B Class	(6,743)	(68,335)	(1,761)	(17,707)
Investor C Class	(12,892)	(130,126)	(2,621)	(26,129)
R Class	(30)	(300)	—	—

Net increase	10,886,354	$110,571,635	4,859,882	$48,950,900

BLACKROCK FUNDS

	TOTAL RETURN II
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	23,436,019	$223,254,565	30,190,637	$285,487,123
Institutional Class	45,993,969	436,719,034	30,416,873	286,818,541
Service Class	9,919,603	94,332,792	2,527,980	23,887,104
Investor A Class	4,618,584	43,937,272	9,305,497	87,890,151
Investor B Class	382,203	3,634,140	653,078	6,161,904
Investor C Class	2,215,191	21,091,700	1,433,563	13,528,099
R Class	2,127	20,225	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	2,908,205	27,702,178	6,194,001	58,563,751
Institutional Class	939,158	8,923,126	656,793	6,205,258
Service Class	133,010	1,265,783	545,060	5,142,052
Investor A Class	472,300	4,493,800	864,274	8,159,129
Investor B Class	52,128	495,794	76,464	721,298
Investor C Class	80,742	767,813	47,237	446,099
Shares redeemed:
BlackRock Class	(27,657,630)	(263,420,921)	(26,289,700)	(248,375,426)
Institutional Class	(8,712,957)	(82,801,073)	(13,429,768)	(126,492,800)
Service Class	(17,882,708)	(170,096,346)	(6,041,148)	(57,036,078)
Investor A Class	(3,405,094)	(32,365,170)	(7,504,999)	(70,823,431)
Investor B Class	(788,708)	(7,491,186)	(1,775,248)	(16,736,501)
Investor C Class	(950,624)	(9,039,347)	(2,505,788)	(23,652,978)
Investor R Class	(16)	(150)	—	—

Net increase	31,755,502	$301,424,029	25,364,806	$239,893,295

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	GOVERNMENT INCOME
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:
Institutional Class	28,675,353	$302,162,946	—	$—
Investor A Class	62,249,281	657,659,815	—	—
Investor B1 Class	21,093,933	241,675,355	—	—
Investor C1 Class	20,028,287	220,637,708	—	—
R Class	3,080,096	33,032,973	—	—
Shares sold:
BlackRock Class	2,215	21,446	—	—
Institutional Class	6,144,773	65,098,033	—	—
Service Class	34,399	470,258	4,555,613	48,762,544
Investor A Class	24,436,854	260,843,874	13,481,578	144,020,281
Investor B Class	167,737	1,795,772	498,709	5,343,424
Investor B1 Class	924,829	9,534,482	—	—
Investor C Class	587,806	6,297,449	1,015,508	10,833,488
Investor C1 Class	3,307,451	34,941,149	—	—
R Class	942,462	10,033,131	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	22,165	238,077	37,744	403,136
Institutional Class	591,110	6,347,176	—	—
Service Class	200	2,146	806,401	8,595,924
Investor A Class	1,691,550	18,177,189	699,831	7,472,465
Investor B Class	41,404	445,060	64,331	687,599
Investor B1 Class	278,366	2,991,970	—	—
Investor C Class	49,498	531,035	53,604	571,501
Investor C1 Class	291,342	3,125,222	—	—
R Class	65,008	697,879	—	—
Shares redeemed:
BlackRock Class	(373)	(4,002)	—	—
Institutional Class	(9,248,226)	(99,388,975)	—	—
Service Class	(740)	(7,967)	(24,888,899)	(266,066,459)
Investor A Class	(14,055,264)	(150,854,335)	(8,006,454)	(85,301,603)
Investor B Class	(499,720)	(5,370,873)	(1,472,006)	(15,718,597)
Investor B1 Class	(4,055,716)	(43,581,263)	—	—
Investor C Class	(507,590)	(5,447,364)	(819,858)	(8,716,183)
Investor C1 Class	(4,380,169)	(46,837,589)	—	—
R Class	(500,401)	(5,373,467)	—	—

Net increase (decrease)	141,457,920	$1,519,894,310	(13,973,898)	$(149,112,480)

BLACKROCK FUNDS

	INFLATION PROTECTED BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:
Institutional Class	448,788	$4,552,814	—	$—
Investor A Class	1,084,642	10,916,124	—	—
Investor B Class	1,091,714	11,002,141	—	—
Investor C Class	4,083,401	41,164,123	—	—
Shares sold:
BlackRock Class	149	1,448	7,416	74,450
Institutional Class	256,522	2,525,362	1,227,899	12,555,817
Service Class	242,009	2,410,300	258	2,600
Investor A Class	471,605	4,616,588	348,929	3,474,988
Investor B Class	24,646	225,976	141,888	1,429,351
Investor C Class	266,983	2,576,163	268,102	2,691,598
Shares issued in reinvestment of dividends:
BlackRock Class	822	7,972	21,987	218,426
Institutional Class	6,380	63,210	19,141	194,247
Service Class	4	66	19	194
Investor A Class	8,299	82,036	19,729	198,238
Investor B Class	2,390	23,714	9,487	95,621
Investor C Class	9,079	90,361	12,414	125,682
Shares redeemed:
BlackRock Class	(1,517,541)	(14,917,264)	(431,257)	(4,268,345)
Institutional Class	(267,496)	(2,646,201)	(291,786)	(2,929,436)
Service Class	(12,888)	(129,800)	—	—
Investor A Class	(537,281)	(5,266,356)	(340,239)	(3,382,320)
Investor B Class	(320,104)	(3,148,722)	(134,779)	(1,329,350)
Investor C Class	(974,658)	(9,661,407)	(175,178)	(1,752,622)

Net increase	4,367,465	$44,488,648	704,030	$7,399,139

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	GNMA
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	13,089	$125,000	31,153	$300,000
Institutional Class	1,516,779	14,480,934	1,654,540	15,739,253
Service Class	167,094	1,594,831	241,056	2,295,620
Investor A Class	298,281	2,861,529	595,974	5,687,757
Investor B Class	21,941	209,604	121,814	1,162,042
Investor C Class	160,849	1,535,579	127,177	1,210,789
Shares issued in reinvestment of dividends:
BlackRock Class	32,746	312,558	64,953	618,599
Institutional Class	7,152	68,088	9,581	91,446
Service Class	1,391	13,275	6,981	66,659
Investor A Class	30,413	291,651	58,888	563,898
Investor B Class	22,003	210,313	49,838	476,137
Investor C Class	23,978	228,991	28,217	269,220
Shares redeemed:
BlackRock Class	(13,253)	(126,431)	(1,653)	(15,800)
Institutional Class	(676,009)	(6,457,424)	(2,844,785)	(27,137,128)
Service Class	(145,297)	(1,385,225)	(277,586)	(2,625,522)
Investor A Class	(233,037)	(2,235,126)	(749,895)	(7,164,096)
Investor B Class	(257,417)	(2,462,658)	(678,075)	(6,471,525)
Investor C Class	(273,215)	(2,609,502)	(863,182)	(8,231,218)

Net increase (decrease)	697,488	$6,655,987	(2,425,004)	$(23,163,869)

	MANAGED INCOME
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	3,310,538	$33,068,168	8,330,504	$82,997,933
Service Class	3,994,654	39,954,428	9,338,375	92,895,852
Investor A Class	170,917	1,710,585	442,473	4,395,880
Investor B Class	20,872	209,642	167,320	1,654,895
Investor C Class	64,415	644,273	53,253	526,759
Shares issued in reinvestment of dividends:
Institutional Class	26,036	260,766	306,794	3,076,633
Service Class	270,807	2,712,215	361,367	3,596,263
Investor A Class	43,818	439,014	118,934	1,186,039
Investor B Class	6,001	60,116	12,049	120,150
Investor C Class	1,464	14,629	1,744	17,319
Shares redeemed:
Institutional Class	(5,177,094)	(51,773,495)	(10,346,995)	(103,148,189)
Service Class	(1,874,847)	(18,770,780)	(2,650,327)	(26,388,726)
Investor A Class	(434,659)	(4,360,937)	(1,054,827)	(10,526,418)
Investor B Class	(86,712)	(867,198)	(315,485)	(3,134,548)
Investor C Class	(37,700)	(374,963)	(56,825)	(562,819)

Net increase	298,510	$2,926,463	4,708,354	$46,707,023

BLACKROCK FUNDS

	INTERNATIONAL BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	7,867,501	$87,272,494	8,926,593	$97,755,494
Institutional Class	2,301,549	25,363,965	7,491,506	81,872,709
Service Class	1,165,055	12,966,750	2,778,377	30,072,436
Investor A Class	1,471,808	16,224,807	4,201,513	45,909,414
Investor B Class	24,608	273,435	204,847	2,237,539
Investor C Class	475,261	5,260,283	1,084,469	11,823,215
Shares issued in reinvestment of dividends:
BlackRock Class	50,230	560,959	137,615	1,498,351
Institutional Class	69,405	772,405	145,049	1,575,719
Service Class	64,104	714,180	171,917	1,868,726
Investor A Class	110,636	1,233,013	274,553	2,986,268
Investor B Class	6,978	77,770	17,979	195,243
Investor C Class	24,164	269,955	49,160	535,287
Shares redeemed:
BlackRock Class	(11,185,885)	(124,167,606)	(4,758,353)	(51,446,541)
Institutional Class	(2,639,955)	(29,253,686)	(17,841,077)	(192,461,113)
Service Class	(1,675,900)	(18,519,533)	(5,929,575)	(63,889,539)
Investor A Class	(3,566,943)	(39,483,045)	(7,989,804)	(86,721,213)
Investor B Class	(198,907)	(2,195,697)	(582,201)	(6,325,843)
Investor C Class	(712,268)	(7,896,092)	(2,387,560)	(25,890,328)

Net decrease	(6,348,559)	$(70,525,643)	(14,004,992)	$(148,404,176)

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	HIGH YIELD BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares issued from the reorganization:
Institutional Class	1,160,158	$(6,757,092)	—	$—
Investor A Class	4,678,862	31,638,531	—	—
Investor B1 Class	14,157,075	144,704,083	—	—
Investor C1 Class	6,704,800	48,328,493	—	—
Investor R Class	499,058	3,817,947	—	—
Shares sold:
BlackRock Class	16,201,024	131,474,197	12,594,569	99,376,124
Institutional Class	6,394,689	51,982,069	8,418,634	66,508,208
Service Class	8,343,301	67,580,623	19,370,000	152,729,927
Investor A Class	14,665,056	119,397,687	28,105,445	220,891,352
Investor B Class	276,953	2,245,652	1,285,186	10,131,938
Investor B1 Class	61,446	205,527	—	—
Investor C Class	1,974,643	16,074,587	1,893,002	14,940,964
Investor C1 Class	135,277	948,256	—	—
R Class	208,379	1,675,753	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	985,276	8,031,085	1,862,212	14,685,047
Institutional Class	211,140	1,720,988	474,871	3,740,980
Service Class	556,395	4,533,799	1,037,633	8,176,339
Investor A Class	1,594,682	12,988,182	2,406,865	18,974,594
Investor B Class	227,009	1,846,819	695,634	5,486,675
Investor B1 Class	160,451	1,307,693	—	—
Investor C Class	154,441	1,258,995	270,824	2,137,143
Investor C1 Class	98,286	802,244	—	—
R Class	16,638	135,744	—	—
Shares redeemed:
BlackRock Class	(6,236,533)	(50,856,870)	(7,646,440)	(60,731,519)
Institutional Class	(4,499,801)	(36,552,021)	(7,399,495)	(58,510,517)
Service Class	(4,762,566)	(38,745,017)	(10,726,431)	(84,773,733)
Investor A Class	(6,821,168)	(55,550,532)	(9,581,567)	(75,673,141)
Investor B Class	(1,832,105)	(14,849,330)	(4,565,496)	(36,037,431)
Investor B1 Class	(2,104,721)	(17,097,190)	—	—
Investor C Class	(663,398)	(5,396,082)	(1,782,575)	(14,098,034)
Investor C1 Class	(855,935)	(6,979,645)	—	—
Investor R Class	(114,009)	(927,519)	—	—

Net increase	51,574,803	$418,987,656	36,712,871	$287,954,916

There is a 2% redemption fee on shares of the High Yield Bond and International Bond Portfolios redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

On March 31, 2007, two shareholders held approximately 95% of the outstanding shares of the Enhanced Income Portfolio, two shareholders held approximately 31% of the outstanding shares of the Low Duration Bond Portfolio, two shareholders held approximately 41% of the outstanding shares of the Intermediate Government Bond Portfolio, four shareholders held approximately 90% of the outstanding shares of the Intermediate Bond Portfolio, five shareholders held approximately 70% of the Intermediate Bond Portfolio II, eight shareholders held approximately 72% of the outstanding shares of the Total Return Portfolio, two shareholders held approximately 39% of the outstanding shares of the Total Return Portfolio II, one shareholder held approximately 79% of the outstanding shares of the Government Income Portfolio, two shareholders held approximately 86% of the outstanding shares of the Inflation Protected Bond Portfolio, three shareholders held approximately 74% of the outstanding shares of the GNMA Portfolio, two

BLACKROCK FUNDS

shareholders held approximately 90% of the outstanding shares of the Managed Income Portfolio, one shareholder held approximately 16% of the outstanding shares of the International Bond Portfolio and four shareholders held approximately 26% of the outstanding shares of the High Yield Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(G) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(H) Federal Tax Information

No provision is made for Federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

The tax character of distributions paid during the year ended September 30, 2006 was as follows:

	ORDINARY INCOME	TAX RETURN OF CAPITAL	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Enhanced Income 9/30/06	$2,332,061	$—	$—	$2,332,061
Low Duration Bond 9/30/06	53,997,505	—	—	53,997,505
Intermediate Government Bond 9/30/06	20,929,635	—	—	20,929,635
Intermediate Bond 9/30/06	1,388,371	—	—	1,388,371
Intermediate Bond II 9/30/06	37,013,354	—	—	37,013,354
Total Return 9/30/06	16,705,888	—	606,211	17,312,099
Total Return II 9/30/06	123,744,916	—	7,736,766	131,481,682
Government Income 9/30/06	22,605,864	—	—	22,605,864
Inflation Protected Bond 9/30/06	3,216,010	—	242,638	3,458,648
GNMA 9/30/06	9,516,440	—	—	9,516,440
Managed Income 9/30/06	36,846,489	—	—	36,846,489
International Bond 9/30/06	—	16,671,770	—	16,671,770
High Yield Bond 9/30/06	76,073,277	—	11,248,690	87,321,967

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2007	2009	2010	2011	2012	2013	2014	TOTAL
Enhanced Income	$—	$—	$—	$—	$240,751	$71,246	$91,650	$403,647
Low Duration Bond	—	—	—	—	440,690	11,041,413	17,070,108	28,552,211
Intermediate Government Bond	6,442,166	2,367,580	—	9,601,882	34,783	—	—	18,446,411
Intermediate Bond	—	—	—	—	—	9,328	160,364	169,692
Intermediate Bond II	—	—	—	—	—	—	159,577	159,577
Total Return	—	—	—	—	—	—	71,451	71,451
Total Return II	—	—	—	—	—	—	688,405	688,405
Government Income	—	—	—	—	74,687	1,723,107	6,365,947	8,163,741
GNMA	—	—	603,989	1,576,264	2,473,978	2,063,521	3,097,933	9,815,685
Managed Income	—	—	—	—	—	—	333,749	333,749
High Yield Bond	—	—	60,670,785	—	—	—	3,818,701	64,489,486

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(I) Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

(J) Subsequent Event

On March 16, 2007, the Board of Trustees of BlackRock Funds voted to close the Intermediate Bond Portfolio to new purchases and exchanges and to terminate and wind up the affairs of the fund on or about June 7, 2007.

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BLACKROCK FUNDS

Investment Advisor	Co-Administrator
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Wilmington, Delaware 19809	Wilmington, Delaware 19809

Sub-Advisor	Distributor
BlackRock Financial Management, Inc.	BlackRock Distributors, Inc.
New York, New York 10022	King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company	Simpson Thacher & Bartlett LLP
Philadelphia, Pennsylvania 19153	New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc.	Deloitte & Touche LLP
Wilmington, Delaware 19809	Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Portfolios
BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios
BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

TAXABLE-3/07-SAR

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Funds
Municipal Bond Portfolios

SEMI-ANNUAL REPORT | MARCH 31, 2007 (UNAUDITED)

AMT-Free Municipal Bond

Ohio Municipal Bond

Delaware Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK FUNDS

Shareholder Letter	1
Portfolio Summaries
AMT-Free Municipal Bond	2-3
Ohio Municipal Bond	4-5
Delaware Municipal Bond	6-7
Kentucky Municipal Bond	8-9
Note on Performance Information	10
Schedules of Investments	11-20
Key to Investment Abbreviations	21
Portfolio Financial Statements
Statements of Assets and Liabilities	22-23
Statements of Operations	24
Statements of Changes in Net Assets	25-26
Statements of Cash Flows	27-29
Financial Highlights	30-37
Notes to Financial Statements	38-53

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS

March 31, 2007

Dear Shareholder:

For most financial markets, 2007 opened just as 2006 ended — on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (Fed) left the target short-term interest rate on hold at 5.25% since first pausing in its rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the semi-annual reporting period ended March 31, 2007:

Total returns as of March 31, 2007

SIX-MONTH PERIOD
U.S. equities (Standard & Poor’s 500 Index)	+7.38%
Small cap U.S. equities (Russell 2000 Index)	+11.02%
International equities (MSCI Europe, Australasia, Far East Index)	+14.85%
Fixed income (Lehman Brothers Aggregate Bond Index)	+2.76%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.93%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+7.02%

If recent market movements are any guide, 2007 could be a year of enhanced volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of “What’s Ahead in 2007: First Quarter Update,” or view it online at www.blackrock.com/funds.

We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Frank Porcelli

Managing Director and Head of BlackRock Private Client Group

THIS PAGE NOT PART OF YOUR FUND REPORT

1

AMT-FREE MUNICIPAL BOND PORTFOLIO

Total Net Assets (3/31/07): $363.6 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in municipal securities; the interest on which the Portfolio manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax. The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers, the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The Portfolio emphasizes municipal securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•

All share classes of the Portfolio underperformed the Lipper General Municipal Debt Funds peer group average for the semiannual period. The Portfolio benefited from its above-average income accrual, which serves the fund well in a period of stable to slightly rising interest rates. Detracting from performance somewhat was the portion of Portfolio assets committed to intermediate maturities. A flattening tax-exempt yield curve resulted in shorter maturities underperforming longer maturities. The Portfolio had focused on higher-quality, sometimes non-callable, securities, which proved to be more volatile as the curve flattened.

•

During the six-month period, municipal bonds underperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 1.93%, versus the 2.76% return of the Lehman Brothers Aggregate Bond Index. Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period little changed. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range.

•

Thirty-year U.S. Treasury bond yields rose seven basis points (0.07%) during the period to 4.84%, while 10-year Treasury note yields rose one basis point to 4.65%. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data, while yields on 10-year, AAA-rated municipal bonds rose nine basis points to 3.77%.

•

Investor demand for municipal securities continued to strengthen over the past six months, while issuance also increased more than 30% compared to the same six months a year ago. We believe investor demand will be critical in maintaining the tax-exempt market’s strong technical position.

•

We have taken steps aimed at creating a less volatile, higher-yielding portfolio. To that end, selective sales were made of higher-duration securities to lower the Portfolio’s interest rate volatility. Our efforts have been aimed at increasing income accrual by maximizing coupon structure, but doing so while protecting the Portfolio’s underlying value. Purchases are made with the idea of limiting the net asset value erosion that could occur if rates were to rise further. In the latter three months of the period, weaker seasonal factors and less attractive valuations weighed on the municipal market, causing rates to increase between 10 and 15 basis points for long-maturity municipal bonds.

•

As changes have been made to enhance yield, the Portfolio’s high credit quality was lowered somewhat. However, we have been careful to uncover higher-yielding situations while staying within the Portfolio’s credit-quality parameters as outlined in its prospectus.

•

At period-end, the Portfolio’s interest rate position was neutral relative to its Lipper peers. If interest rates were to rise further, we would consider returning the fund to a more aggressive stance. We are looking for the bulk of the Portfolio’s return to be generated from coupon accrual. Longer-term, we would like to establish a core position of higher-yielding securities, which will require the team to be alert to any significant rise in tax-exempt rates and any widening in credit-quality spreads that could restore valuation to that sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AMT-FREE MUNICIPAL BOND PORTFOLIO,

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER GENERAL MUNICIPAL DEBT FUNDS

FOR THE PAST TEN YEARS.

	Average Annual Total Return
	6 Months	1 Year	5 Year	10 Year
BlackRock Class	1.64%	5.18%	4.23%	5.03%
Institutional Class	1.72%	5.24%	4.10%	4.89%
Service Class	1.53%	4.84%	3.76%	4.57%
Investor A Class (Load Adjusted)	(2.80)%	0.35%	2.84%	4.01%
Investor A Class (NAV)	1.55%	4.81%	3.73%	4.46%
Investor B Class (Load Adjusted)	(3.24)%	(0.32)%	2.62%	3.92%

	Average Annual Total Return
	6 Months	1 Year	5 Year	10 Year
Investor B Class (NAV)	1.15%	4.18%	2.97%	3.92%
Investor C Class (Load Adjusted)	0.18%	3.14%	2.96%	3.68%
Investor C Class (NAV)	1.18%	4.14%	2.96%	3.68%
Lehman Brothers Municipal Bond Index	1.93%	5.43%	5.50%	5.87%
Lipper General Municipal Debt Funds	1.87%	5.38%	5.35%	5.35%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER GENERAL MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 1/21/93; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 7/18/96, INVESTOR C SHARES, 2/28/97 AND BLACKROCK SHARES, 12/22/03. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

AMT-FREE MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	69.3%
AA	10.0
A	8.7
BBB	8.2
Unrated	3.8

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.22
Modified Duration[2]	5.26

Largest State Concentration (% of long-term investments)
California	9.9%
Florida	9.8
New Jersey	9.8
Washington	7.1
New York	6.6
Pennsylvania	5.6
Puerto Rico	5.5
Illinois	5.1
Multi-State	4.7
Alabama	3.6

Total	67.7%

1	Using the highest of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio is required to report interest expense associated with certain investments. However, the Portfolio did not actually pay such interest expense, and therefore the Portfolio’s actual “Net expenses” are shown in the table “Excluding interest expense & fees” below.

	Actual Expenses (Including interest expense & fees)						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.40	1,017.20	1,015.30	1,015.50	1,012.50	1,011.80	1,021.77	1,021.62	1,019.95	1,020.05	1,017.17	1,016.32
Expenses Incurred During Period (10/01/06 -3/31/07)	3.22	3.37	5.02	4.92	7.78	8.63	3.23	3.38	5.05	4.95	7.83	8.68

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.64%, 0.67%, 1.00%, 0.98%, 1.55% and 1.72% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Actual Expenses (Excluding interest expense & fees)						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,016.40	1,017.20	1,015.30	1,015.50	1,012.50	1,011.80	1,022.73	1,022.58	1,020.91	1,021.01	1,018.13	1,017.28
Expenses Incurred During Period (10/01/06 - 3/31/07)	2.26	2.41	4.07	3.97	6.82	7.67	2.27	2.42	4.09	3.99	6.87	7.72

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.48%, 0.81%, 0.79%, 1.36% and 1.53% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

3

OHIO MUNICIPAL BOND PORTFOLIO

Total Net Assets (3/31/07): $107.0 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Ohio state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The Portfolio emphasizes municipal securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•

All share classes of the Portfolio underperformed the Lipper Ohio Municipal Debt Funds peer group average for the semiannual period. During the six months under review, the Portfolio’s total return was hindered by its defensive interest rate positioning and overall higher-credit-quality profile. Lower-rated bonds outperformed as investors continued to favor higher-yielding issues; as such, the Portfolio’s higher quality was a relative disadvantage.

•

During the six-month period, municipal bonds underperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 1.93%, versus the 2.76% return of the Lehman Brothers Aggregate Bond Index. Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed is expected to maintain its current “balanced” economic assessment at least into mid-year.

•

At the end of March, 30-year U.S. Treasury bond yields stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. Ten-year U.S. Treasury note yields rose one basis point to 4.65% over the same period. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data. Yields on 10-year, AAA-rated municipal bonds rose nine basis points to end the reporting period at 3.77%.

•

Investor demand for municipal product continued to strengthen throughout the reporting period. Meanwhile, issuance of long-term municipal bonds increased over the past six months, with $225 billion in new tax-exempt bonds issued, an increase of more than 30% compared to the same six months a year ago. We believe investor demand will be critical in maintaining the tax-exempt market’s strong technical position.

•

The State of Ohio is rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s (S&P) and Fitch, respectively, with stable trends from S&P and Fitch. In February, Moody’s revised its outlook to negative based on the state’s long-running economic underperformance. Ohio ranks 20th in debt per capita and 21st in debt as a percent of personal income, according to Moody’s. The state’s 2006 per capita personal income of $33,338 was 29th in the nation, according to the U.S. Department of Commerce and approximated the national average of $36,276. The February 2007 unemployment rate was 5.0%, versus the U.S. rate of 4.5%. Collections through March for fiscal year 2007 show personal income tax receipts 2% over estimates, while actual sales tax collections remain weak at 2.5% below estimates. Key credit issues include a manufacturing-based economy, exposure to downsizing in the automotive industry and recent tax cuts that may limit revenue growth.

•

Portfolio activity during the semiannual period was largely limited to maintaining a fully invested position given the relative scarcity of attractively priced longer-duration Ohio issues. In the second half of the period, we did add a longer-maturity, noncallable issue to the Portfolio to increase the fund’s duration and bring it closer to that of its peers.

•

At period-end, the Portfolio was positioned with a duration slightly shorter than that of its Lipper peers. We intend to look to adopt a more neutral position as attractively priced issues become available.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OHIO MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER OHIO MUNICIPAL DEBT FUNDS

FOR THE PAST TEN YEARS.

	Average Annual Total Return
	6 Months	1 Year	5 Year	10 Year
Institutional Class	1.44%	4.31%	4.62%	5.31%
Service Class	1.29%	3.90%	4.33%	5.01%
Investor A Class (Load Adjusted)	(3.02)%	(0.43)%	3.30%	4.40%
Investor A Class (NAV)	1.32%	3.95%	4.21%	4.86%
Investor B Class (Load Adjusted)	(3.49)%	(1.33)%	3.08%	4.31%

	Average Annual Total Return
	6 Months	1 Year	5 Year	10 Year
Investor B Class (NAV)	0.98%	3.17%	3.43%	4.31%
Investor C Class (Load Adjusted)	(0.10)%	2.20%	3.43%	4.04%
Investor C Class (NAV)	0.90%	3.20%	3.43%	4.04%
Lehman Brothers Municipal Bond Index	1.93%	5.43%	5.50%	5.87%
Lipper Ohio Municipal Debt Funds	1.75%	4.89%	4.91%	5.12%

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER OHIO MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO’S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL AND INVESTOR A SHARES, 12/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/13/94 AND INVESTOR C SHARES, 8/26/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

OHIO MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	73.0%
AA	13.4
A	5.2
BBB	7.0
Unrated	1.4

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.00
Modified Duration[2]	4.31

1	Using the higher of S&P’s or Moody’s ratings.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio is required to report interest expense associated with certain investments. However, the Portfolio did not actually pay such interest expense, and therefore the Portfolio’s actual “Net expenses” are shown in the table “Excluding interest expense & fees” below.

	Actual Expenses (Including interest expense & fees)					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,014.40	1,012.90	1,013.20	1,009.80	1,009.00	1,017.83	1,016.32	1,016.57	1,012.28	1,012.38
Expenses Incurred During Period (10/01/06 - 3/31/07)	7.13	8.63	8.38	12.63	12.52	7.17	8.68	8.43	12.72	12.62

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.42%, 1.72%, 1.67%, 2.52% and 2.50% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Actual Expenses (Excluding interest expense & fees)					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,014.40	1,012.90	1,013.20	1,009.80	1,009.00	1,021.97	1,020.46	1,020.71	1,016.42	1,016.52
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.01	4.52	4.27	8.52	8.41	3.03	4.54	4.29	8.58	8.48

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.85%, 1.70% and 1.68% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

DELAWARE MUNICIPAL BOND PORTFOLIO

Total Net Assets (3/31/07): $61.3 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Delaware state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The Portfolio emphasizes municipal securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•

All share classes of the Portfolio underperformed the Lipper Other States Municipal Debt Funds peer group average for the semiannual period. Detracting from relative performance was the Portfolio’s somewhat defensive stance, which negatively impacted yield. In addition, a dearth of new issuance in the Delaware municipal market limited management’s ability to restructure and diversify the Portfolio. Notably, the Portfolio is the only Delaware tax-exempt fund in its broad Lipper category. As such, performance comparisons can be difficult, as each municipal market is influenced by technical conditions in its home state.

•

During the six-month period, municipal bonds underperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 1.93%, versus the 2.76% return of the Lehman Brothers Aggregate Bond Index. Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed is expected to maintain its current “balanced” economic assessment at least into mid-year.

•

At the end of March, 30-year U.S. Treasury bond yields stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. Ten-year U.S. Treasury note yields rose one basis point to 4.65% over the same period. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data. Yields on 10-year, AAA-rated municipal bonds rose nine basis points to end the reporting period at 3.77%.

•

Investor demand for municipal product continued to strengthen throughout the reporting period. Meanwhile, issuance of long-term municipal bonds increased over the past six months, with $225 billion in new tax-exempt bonds issued, an increase of more than 30% compared to the same six months a year ago. We believe investor demand will be critical in maintaining the tax-exempt market’s strong technical position. Notably, new-issue volume in Delaware countered the national trend, having declined significantly. New issuance of $500 million during the six-month period was down from $2.5 billion during the same six months a year ago.

•

The State of Delaware is rated Aaa, AAA and AAA by Moody’s, Standard & Poor’s and Fitch, respectively, all with stable trends. Delaware ranks 7th in debt per capita and 7th in debt as a percent of personal income, according to Moody’s. Delaware’s 2006 (preliminary) per capita personal income of $39,022 was 10th in the nation, according to the U.S. Department of Commerce. The February 2007 unemployment rate was 3.4%, versus the national rate of 4.5%. The budget for fiscal year 2007 increases spending to $3 billion with significant growth in Medicaid costs. Officials expect to end fiscal year 2007 with a $523 million cash balance. Governor Minner’s proposed 2008 general fund budget totals $3.25 billion. Though economic growth has been steady, some pressure could arise from continued consolidation in the financial services and chemical industries, two primary employers in Delaware.

•

Portfolio activity during the semiannual period was largely limited due to lack of new municipal issuance in the state of Delaware. In addition, much of the issuance that did come to market did not present diversification or structural-enhancement opportunities for the Portfolio. For that reason, we found little incentive to make significant changes. Having said that, we did participate in select opportunities that enabled the Portfolio to move out further on the yield curve. One issue was a large Puerto Rico bond that offered an attractive yield and came with a maturity in the 25-year range.

•	At period-end, the Portfolio was essentially fully invested with a modestly defensive interest rate stance. We continue to focus on maximizing tax-exempt income for shareholders.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DELAWARE MUNICIPAL BOND PORTFOLIO, THE LEHMANBROTHERS MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS SINCE INCEPTION.

	Average Annual Total Return
	6 Months	1 Year	5 Year	From Inception
Institutional Class	1.43%	4.90%	4.46%	4.67%
Investor A Class (Load Adjusted)	(3.14)%	0.07%	3.14%	3.71%
Investor A Class (NAV)	1.20%	4.50%	4.04%	4.22%
Investor B Class (Load Adjusted)	(3.53)%	0.62)%	(2.95%	3.60%
Investor B Class (NAV)	0.94%	3.89%	3.30%	3.60%

	Average Annual Total Return
	6 Months	1 Year	5 Year	From Inception
Investor C Class (Load Adjusted)	(0.15)%	2.78%	3.27%	3.45%
Investor C Class (NAV)	0.84%	3.78%	3.27%	3.45%
Lehman Brothers Municipal Bond Index**	1.93%	5.43%	5.50%	5.31%
Lipper Other States Municipal Debt Funds	1.54%	4.65%	4.40%	4.37%

**	THE PERFORMANCE FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE CHART STARTS ON JUNE 1, 1998.

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 05/11/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

DELAWARE MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	59.8%
AA	4.3
A	21.6
BBB	13.8
Unrated	0.5

Total	100.0%

Portfolio Statistics
Average maturity (years)	5.20
Modified Duration[2]	5.92

1	Using the higher of S&P’s or Moody’s ratings.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio is required to report interest expense associated with certain investments. However, the Portfolio did not actually pay such interest expense, and therefore the Portfolio’s actual “Net expenses” are shown in the table “Excluding interest expense & fees” below.

	Actual Expenses (Including interest expense & fees)				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,014.30	1,012.00	1,009.40	1,008.40	1,014.80	1,013.44	1,009.90	1,009.90
Expenses Incurred During Period (10/01/06 - 3/31/07)	10.14	11.49	14.98	14.97	10.20	11.56	15.10	15.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 2.02%, 2.29%, 2.99% and 2.99% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Actual Expenses (Excluding interest expense & fees)				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,014.30	1,012.00	1,009.40	1,008.40	1,021.57	1,020.20	1,016.67	1,016.67
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.41	4.77	8.27	8.26	3.43	4.80	8.33	8.33

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.68%, 0.95%, 1.65% and 1.65% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

KENTUCKY MUNICIPAL BOND PORTFOLIO

Total Net Assets (3/31/07): $114.5 million

Investment Approach:

Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Kentucky state income tax (“municipal securities”). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Portfolio emphasizes municipal securities in the 10- to 20-year maturity range.

Recent Portfolio Management Activity:

•

All share classes of the Portfolio underperformed the Lipper Kentucky Municipal Debt Funds peer group average for the semiannual period. Detracting from performance was the Portfolio’s defensive positioning, especially early in the reporting period as the market rallied. Despite the underperformance on a total-return basis, the Portfolio continued to provide an above-average distribution yield.

•

During the six-month period, municipal bonds underperformed taxable bonds, with the Lehman Brothers Municipal Bond Index advancing 1.93%, versus the 2.76% return of the Lehman Brothers Aggregate Bond Index. Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period with little change. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (Fed) has supported the narrow trading range. The Fed is expected to maintain its current “balanced” economic assessment at least into mid-year.

•

At the end of March, 30-year U.S. Treasury bond yields stood at 4.84%, an increase of seven basis points (0.07%) over the past six months. Ten-year U.S. Treasury note yields rose one basis point to 4.65% over the same period. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data. Yields on 10-year, AAA-rated municipal bonds rose nine basis points to end the reporting period at 3.77%.

•

Investor demand for municipal product continued to strengthen throughout the reporting period. Meanwhile, issuance of long-term municipal bonds increased over the past six months, with $225 billion in new tax-exempt bonds issued, an increase of more than 30% compared to the same six months a year ago. We believe investor demand will be critical in maintaining the tax-exempt market’s strong technical position.

•

The Commonwealth of Kentucky is rated Aa2 by Moody’s and AA- by Standard & Poor’s (S&P). In early 2007, S&P assigned the Commonwealth a positive outlook, while Moody’s raised its outlook from negative to stable. Fitch rates the Commonwealth’s appropriation-backed debt AA-, with a stable trend. Kentucky ranks 13th in debt per capita and 12th in debt as a percent of personal income, according to Moody’s. The Commonwealth’s 2005 per capita personal income of $29,352 was 46th in the nation according to the U.S. Department of Commerce. The February 2007 unemployment rate was 5.7%, which compared to the national rate of 4.5%. General Fund revenue growth for fiscal year 2007 remains ahead of budget and should allow for unrestricted reserves to reach almost 10% of revenue by mid-year. The Commonwealth’s $18 billion General Fund budget for the 2007-2008 Biennium increases spending by about 12% over the prior biennium, with much of the increase related to education and Medicaid. Key credit issues include rising long-term debt and pension liabilities, as well as economic growth that has lagged the nation.

•	Portfolio activity has been driven by the material cash inflows the fund has seen. The Portfolio’s net assets grew from $71.8 million at September 30, 2006, to $114.5 million at the end of March.

•

We selectively added longer-duration issues to the Portfolio as opportunities presented themselves. This proved fairly challenging given the scarcity of Kentucky offerings with our desired investment characteristics. Pre-refunded issues also have been added to the Portfolio to prevent the accumulation of significant cash reserves, as we want to avoid any dilution in the Portfolio’s dividend amid the growing asset base.

•	At period-end, the Portfolio’s interest rate position was neutral relative to its Lipper peers, reflecting our view that the Fed will remain on hold in the near future.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KENTUCKY MUNICIPAL BOND PORTFOLIO, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER KENTUCKY MUNICIPAL DEBT FUNDS SINCE INCEPTION.

	Average Annual Total Return
	6 Months	1 Year	5 Year	From Inception
Institutional Class	1.39%	3.88%	4.02%	4.23%
Service Class	1.22%	3.66%	3.72%	3.93%
Investor A Class (Load Adjusted)	(3.10)%	(0.76)%	2.73%	3.28%
Investor A Class (NAV)	1.25%	3.60%	3.62%	3.78%
Investor B Class (Load Adjusted)	(3.54)%	(1.56)%	2.51%	3.17%

	Average Annual Total Return
	6 Months	1 Year	5 Year	From Inception
Investor B Class (NAV)	0.90%	2.88%	2.86%	3.17%
Investor C Class (Load Adjusted)	(0.09)%	1.99%	2.85%	3.04%
Investor C Class (NAV)	0.90%	2.98%	2.85%	3.04%
Lehman Brothers Municipal Bond Index**	1.93%	5.43%	5.50%	5.31%
Lipper Kentucky Municipal Debt Funds	1.41%	4.30%	4.34%	3.93%

**	THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE CHART STARTS ON JUNE 1, 1998.

THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE “BENCHMARK”) IS PRESENTED FOR COMPARATIVE PURPOSES IN RESPONSE TO REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, BLACKROCK BELIEVES THAT DIFFERENCES BETWEEN THE WAYS IN WHICH THE PORTFOLIO IS MANAGED AND THE BENCHMARK IS CONSTRUCTED MAY MAKE COMPARISONS BETWEEN THE PORTFOLIO AND BENCHMARK PERFORMANCE LESS MEANINGFUL TO INVESTORS. THEREFORE, THE PERFORMANCE OF THE LIPPER KENTUCKY MUNICIPAL DEBT FUNDS IS ALSO PRESENTED.

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 05/11/98. SEE “NOTE ON PERFORMANCE INFORMATION” ON PAGE 10 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED, INCLUDING IMPORTANT INFORMATION ON THE LINE GRAPH ABOVE.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

KENTUCKY MUNICIPAL BOND PORTFOLIO

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	64.8%
AA	10.8
A	5.3
BBB	9.5
Unrated	9.6

Total	100.0%

Portfolio Statistics
Average maturity (years)	7.30
Modified Duration[2]	5.34

1	Using the higher of S&P’s or Moody’s ratings.
2	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio is required to report interest expense associated with certain investments. However, the Portfolio did not actually pay such interest expense, and therefore the Portfolio’s actual “Net expenses” are shown in the table “Excluding interest expense & fees” below.

	Actual Expenses (Including interest expense & fees)					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,013.90	1,012.20	1,012.50	1,009.00	1,009.00	1,019.19	1,017.58	1,017.83	1,014.30	1,014.70
Expenses Incurred During Period (10/01/06 - 3/31/07)	5.77	7.37	7.12	10.62	10.22	5.81	7.42	7.17	10.70	10.30

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.15%, 1.47%, 1.42%, 2.12% and 2.04% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Actual Expenses (Excluding interest expense & fees)					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (10/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	1,013.90	1,012.20	1,012.50	1,009.00	1,009.00	1,021.82	1,020.20	1,020.46	1,016.92	1,017.33
Expenses Incurred During Period (10/01/06 - 3/31/07)	3.16	4.77	4.52	8.01	7.61	3.18	4.80	4.54	8.08	7.67

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.63%, 0.95%, 0.90%, 1.60% and 1.52% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

9

BLACKROCK FUNDS

NOTE ON PERFORMANCE INFORMATION

The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of such share class’s launch. This information may be considered when assessing the fund’s performance, but does not represent the actual performance of this share class.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares of all of the Portfolios is 4.25%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008, as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance information for the Lipper General Municipal Debt Funds, Lipper Ohio Municipal Debt Funds, Lipper Other States Municipal Debt Funds and Lipper Kentucky Municipal Debt Funds represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

10

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 93.7%
Alabama — 3.6%
Alabama St. Pub. Sch. & Coll. Auth. Cap. Imp. Rev., Ser. 99C
5.75%	07/01/18	$3,000	$3,168,300
Jefferson Cnty. Swr. Rev., Warrants, Ser. 03B-8
5.25%	02/01/13	7,725	8,039,948
Tuscaloosa Spec. Care Fac. Rev., Capstone Vlg. Prj., Ser. 05A
5.12%	08/01/15	2,000	1,976,920

Arizona — 0.4%			13,185,168

Pima Cnty. Ind. Dev. Auth. Ed. Rev., Arizona Charter Sch. Prj., Ser. 07O
5.25%	07/01/31	1,285	1,319,965

California — 10.1%
Bay Area Toll Auth. Rev., San Francisco Bay Area Prj., Ser. 06F
5.00%	04/01/31	2,000	2,117,380
California St. GO, Ser. 05
5.00%	06/01/33	8,505	8,946,920
California St. GO, Ser. 07
5.00%	12/01/25	5,000	5,294,500
Foothill Eastern Corridor Agcy. Toll Rd. Rev., Ser. 99
5.75%	01/15/40	8,500	8,914,120
Golden St. Tob. Securitization Corp. Rev., Ser. 07A-1
5.75%	06/01/47	2,400	2,549,808
Infra. & Econ. Dev. Rev., Salvation Army Western Prj., Ser. 06
5.00%	09/01/28	3,065	3,256,470
Los Altos Sch. Dist. Cap. Apprec. GO, Ser. 01B
5.87%(b)(c)	08/01/13	3,380	1,702,269
Los Angeles Uni. Sch. Dist. GO, Ser. 06F
5.00%	07/01/30	2,000	2,126,220
Sacramento Mun. Util. Dist. Elec. Rev., Ser. 92C
5.75%	11/15/09	430	430,757
Stockton-East Wtr. Dist. Rev., Ser. 02B
6.12%(c)	04/01/28	4,495	1,379,426

			36,717,870

Colorado — 2.2%
Colorado Hlth. Fac. Auth. Rev., Adventist Hlth./Sunbelt Prj., Ser. 06
5.12%	11/15/29	5,000	5,253,650
5.25%	11/15/35	2,000	2,117,620
Colorado Hlth. Fac. Auth. Rev., Christian Living Cmnty’s. Prj., Ser. 06A
5.75%	01/01/37	550	575,476

			7,946,746

District of Columbia — 0.0%
District of Columbia GO, Ser. 93A-1
6.00%(b)	06/01/11	50	54,443

Florida — 10.0%
Ave Maria Stewardship Cmnty. Dev. Dist. GO, Ser. 06
4.80%	11/01/12	1,000	997,010
Florida St. Bd. of Ed. Cap. Outlay GO, Ser. 00D
5.75%	06/01/22	7,800	8,318,934
Florida St. Bd. of Ed. GO, Ser. 05A
5.00%	01/01/16	5,000	5,419,150
Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist Hlth. Sys. Prj., Ser. 06G
5.12%	11/15/32	4,300	4,483,954
Jacksonville Econ. Dev. Cmnty. Hlth. Care Fac. Rev., Mayo Clinic Prj., Ser. 06
5.00%	11/15/36	2,500	2,609,700
Northern Palm Beach Cnty. Imp. Dist. Rev., Wtr. Ctl. & Impt.-Unit Dev. Prj., Ser. 05-9B
5.00%	08/01/29	2,835	3,011,195
Orange Cnty. Hlth. Fac. Auth. Rev., Orlando Hosp. Regl. Hlth. Care Prj., Ser. 06B
5.12%	11/15/39	4,000	4,160,600
Riviera Beach Util. Spl. Dist. Wtr. & Swr. Rev., Ser. 04
5.00%	10/01/29	4,245	4,458,821
Tampa Wtr. & Swr. Rev., Ser. 02
6.00%	10/01/14 - 10/01/16	2,455	2,847,536

			36,306,900

Georgia — 1.8%
Atlanta Arpt. Fac. Rev., Ser. 94A
6.50%	01/01/10	1,000	1,074,470
Cobb Cnty. & Marietta Wtr. Auth. Rev., Ser. 02
5.50%	11/01/14	1,000	1,106,890
Forsyth Cnty. Sch. Dist. GO, Ser. 92
6.70%	07/01/12	1,000	1,092,010
Fulton Cnty. Fac. Corp. COP, Fulton Cnty. Pub. Purp. Prj., Ser. 99
5.50%	11/01/18	1,000	1,065,540
Gainesville Redev. Auth. Edl. Fac. Rev., Riverside Military Academy Prj., Ser. 07
5.12%	03/01/27	1,100	1,130,965
Mun. Elec. Auth. Pwr. Rev., Ser. 93B
5.70%	01/01/19	1,000	1,110,770

			6,580,645

Hawaii — 1.9%
Hawaii St. Hwy. Rev., Ser. 05B
5.00%	07/01/16	6,495	7,008,884

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Illinois — 5.2%
Chicago O’Hare Intl. Arpt. Rev., Gen. Arpt. Third Lien Prj., Ser. 05B
5.25%	01/01/15	$7,720	$8,421,825
Chicago Wtr. Rev., Ser. 97
5.50%(b)	11/01/07	8,885	9,151,905
5.50%	11/01/22	1,020	1,049,448
Illinois Hsg. Dev. Auth. Rev., Multi-Fam. Prj., Ser. 94-5
6.65%	09/01/14	250	250,298

			18,873,476

Indiana — 0.4%
Indiana Hlth. Fac. Fing. Auth. Hosp. Rev., Methodist Hosp., Inc. Prj., Ser. 01
5.50%	09/15/31	1,320	1,336,170

Louisiana — 0.5%
Orleans Rev., Levee Dist. Pub. Imp. Prj., Ser. 86
5.95%	11/01/15	1,885	1,934,915

Maryland — 2.9%
Howard Cnty. GO, Cons. Pub. Imp. Prj., Ser. 04A
5.00%	08/15/19	6,695	7,412,168
Howard Cnty. Retirement Rev., Vantage House Fac. Prj., Ser. 07A
5.25%	06/15/27	2,000	2,054,820
Maryland St. Hlth. & Hgr. Edl. Fac. Auth. Rev., Ser. 07B
5.00%	01/01/17	1,000	1,004,920

			10,471,908

Massachusetts — 1.8%
Massachusetts St. GO, Ser. 04B
5.25%	08/01/15	5,000	5,509,100
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Newton-Wellesley Hosp. Prj., Ser. 97G
6.12%	07/01/15	1,000	1,024,870

			6,533,970

Michigan — 0.5%
Huron Vy. Sch. Dist. GO, Ser. 96
5.88%(b)	05/01/07	2,000	2,003,660

Minnesota — 2.3%
Pub. Facs. Auth. Wtr. Poll. Ctl. Rev., Ser. 05C
5.00%	03/01/17	7,500	8,216,325

Missouri — 2.4%
Jackson Cnty. Spl. Oblig. Rev., Ser. 06
5.00%	12/01/22	5,000	5,356,000
Kansas City Mun. Assistance Corp. Rev., Ser. 06
5.00%	04/15/20	3,165	3,393,165

			8,749,165

Montana — 1.5%
Montana St. Dept. Trans. Rev., Hwy. 93 Const. Prj., Ser. 05
5.25%	06/01/16	5,000	5,505,550

Multi-State — 4.7%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(d)	06/30/09	3,000	3,145,140
Charter Mac Equity Issue Tr., Ser. 00
7.60%(d)	11/30/10	9,000	9,895,050
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(d)	06/30/09	4,000	4,210,360

			17,250,550

Nebraska — 0.3%
Omaha Pub. Pwr. Dist. Elec. Rev., Ser. 92B
6.15%	02/01/12	1,000	1,073,770

Nevada — 1.5%
Clark Cnty. Sch. Dist. GO, Ser. 04A
5.00%	06/15/16	5,000	5,352,500

New Jersey — 9.9%
New Jersey Hlth. Care Fac. Fing. Auth. Rev., St. Barnabas Hlth. Care Sys. Prj., Ser. 06A
5.00%	07/01/29	3,575	3,671,954
New Jersey St. Edl. Facs. Auth. Hgr. Ed. Cap. Imp. Rev., Ser. 05A
5.00%	09/01/14	5,000	5,394,650
New Jersey St. GO, Ser. 05L
5.25%	07/15/16	5,000	5,556,600
New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy. Prj., Ser. 92
6.20%	01/01/10	6,225	6,508,611
New Jersey St. Tpke. Auth. Rev., Ser. 00A
5.75%(b)	01/01/10	4,000	4,221,080
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 00A
6.00%(b)	06/15/10	10,000	10,698,500

			36,051,395

New York — 6.7%
New York City GO, Ser. 03I
5.75%(b)	03/01/13 - 03/01/19	4,480	4,961,896
New York City GO, Ser. 04G
5.00%	12/01/23	5,000	5,296,650
New York City Mun. Fin. Auth. Wtr. & Swr. Sys. Rev., Ser. 07A
4.25%	06/15/39	4,400	4,185,588
New York City Transl. Fin. Auth. Rev., Ser. 02A
5.25%	11/01/11	3,300	3,523,872
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONTINUED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
New York (Continued)
Tobacco Settlement Fin. Corp. Rev., Ser. 03A-1
5.50%	06/01/14	$6,075	$6,287,747

			24,255,753

North Carolina — 2.9%
Mun. Pwr. Agcy. Rev., Catawba Elec. Prj., Ser. 92A
6.00%	01/01/10	300	318,447
North Carolina St. Hwy. GO, Ser. 04
5.00%	05/01/15	9,325	10,064,006

			10,382,453

Oregon — 2.4%
Clackamas Cnty. Unltd. GO, Sch. Dist. No. 62 Oregon City Prj., Ser. 00C
5.50%(b)	06/15/10	3,185	3,364,666
Port Portland Arpt. Rev., Ser. 99
5.50%	07/01/24	5,000	5,203,250

			8,567,916

Pennsylvania — 2.4%
Delaware Cnty. Auth. Rev., Mercy Hlth. Corp. Prj., Ser. 96
5.75%	12/15/20	2,400	2,543,664
Philadelphia Ind. Dev. Auth. Rev., PGH Dev. Corp. Prj., Ser. 93
5.25%	07/01/17	1,935	1,936,625
Philadelphia Sch. Dist. GO, Ser. 99C
5.75%	03/01/10	4,000	4,224,800

			8,705,089

Puerto Rico — 0.9%
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(b)	02/01/12	2,990	3,228,901

Rhode Island — 0.7%
Rhode Island Depositors Econ. Protection Corp. SO, Ser. 93
5.62%	08/01/09	355	363,680
5.62%(b)	08/01/09	190	194,697
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing.-Lifespan Prj., Ser. 97
5.50%(b)	05/15/07	1,800	1,839,762
5.50%	05/15/16	200	204,366

			2,602,505

South Carolina — 0.4%
South Carolina Jobs Econ. Dev. Auth. Hlth. Fac. Rev., First Mtg. Episcopal Church Prj., Ser. 07
5.00%	04/01/24	1,500	1,543,890

Texas — 3.0%
Grand Prairie Indpt. Sch. Dist. GO, Ser. 00A
5.80%(b)	08/15/11	4,925	5,338,996
Texas Wtr. Fin. Assist. GO, Ser. 00
5.75%	08/01/22	3,445	3,651,218
Texas (Continued)
Travis Cnty. Hlth. Fac. Dev. Corp. Rev., Ascension Hlth. Credit Prj., Ser. 99A
5.88%(b)	11/15/09	1,980	2,105,195

			11,095,409

Utah — 0.0%
Salt Lake City Hosp. Rev., Ser. 88A
8.12%(b)	05/15/15	100	116,675

Virginia — 3.1%
Pocahontas Pkwy. Toll Rd. Rev., Ser. 98B
5.85%(b)(c)	08/15/08	14,300	5,835,258
Virginia St. GO, Ser. 05A
5.00%	06/01/19	5,000	5,372,850

			11,208,108

Washington — 7.3%
Douglas Cnty. Pub. Util. Dist. Wells Hydroelectric Rev., Ser. 05B
5.00%	09/01/30	5,000	5,270,150
King Cnty. Unltd. GO, Sch. Dist. No. 414 Lake Washington Prj., Ser. 00
5.75%(b)	12/01/10	500	535,725
Pierce Cnty. Unltd. GO, Sch. Dist. No. 416 White River Prj., Ser. 00
6.00%(b)	12/01/10	5,345	5,772,440
Washington St. GO, Ser. 00B
6.00%(b)	01/01/10	14,000	14,853,300

			26,431,615

TOTAL MUNICIPAL BONDS (Cost $331,116,023)			340,612,289

MORTGAGE PASS-THROUGHS — 0.0%
Government National Mortgage Assoc. I
6.00%
(Cost $2,848)	11/15/31	3	2,794

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 93.7% (Cost $331,118,871)			340,615,083

AFFILIATED INVESTMENTS - LONG TERM — 8.0%
Delaware Vy. Regl. Fin. Auth. Loc. Govt. Rev., Ser. 02B
5.75%(e)	07/01/32	10,000	12,063,431
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.50%(e)	10/01/40	15,950	17,057,193

TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $26,948,003)			29,120,624

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

AMT-FREE MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENTS - SHORT TERM — 2.0%
Merrill Lynch Institutional Tax-Exempt Fund, 3.48%(f)
(Cost $7,300,000)	7,300,000	$7,300,000

TOTAL INVESTMENTS IN SECURITIES — 103.7% (Cost $365,366,874(a))		377,035,707
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%		5,514,325
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (5.2)%		(18,918,978)

NET ASSETS — 100.0%		$363,631,054

(a)	Cost for federal income tax purposes is $346,736,874. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$12,040,002
Gross unrealized depreciation	(371,169)

$11,668,833

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 4.7% of its net assets, with a current market value of $17,250,550, in securities restricted as to resale.
(e)	Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.
(f)	Represents current yield as of March 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 86.0%
Multi-State — 6.0%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)	06/30/09	$1,000	$1,048,380
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)	11/30/10	1,000	1,099,450
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)	06/30/09	2,000	2,105,180
7.75%(b)	11/01/10	2,000	2,209,220

			6,462,230

Ohio — 70.4%
Akron GO, Ser. 01
5.50%	12/01/21	1,000	1,072,770
Brunswick GO, Ser. 94
6.30%	12/01/14	180	180,745
Butler Cnty. Trans. Imp. Dist. Rev., Ser. 97A
6.00%(c)	04/01/08	600	625,512
Cleveland COP, Cleveland Stadium Prj., Ser. 97
5.25%	11/15/10	2,500	2,572,475
Cleveland St. Univ. Gen. Receipts Rev., Ser. 04
5.00%	06/01/34	3,000	3,147,090
Columbus GO, Ser. 02
5.00%(c)	06/15/09	2,975	3,088,050
Cuyahoga Cnty. Multi-Fam. Rev., Ser. 02 AMT
5.35%	09/20/27	945	982,715
Fairfield City Sch. Dist. GO, Ser. 94
7.45%	12/01/14	1,000	1,159,500
Greater Cleveland Regl. Trans. Auth. Cap. Imp. Rev., Ser. 01A
5.12%(c)	12/01/11	1,000	1,063,630
Hamilton Cnty. Sales Tax Rev., Ser. 00B
5.25%(c)	12/01/10	3,985	4,206,128
5.25%	12/01/32	1,015	1,060,665
Hamilton Cnty. Swr. Sys. Rev., Ser. 05B
5.00%	12/01/16	2,720	2,942,741
Hsg. Fin. Agcy. Rev., Wind River Prj., Ser. 94A AMT
5.55%	11/01/18	300	306,972
Lakota Loc. Sch. Dist. GO, Ser. 05
5.00%	12/01/16	2,115	2,293,062
Marysville Sch. Dist. GO, Ser. 98
6.00%(c)	12/01/10	1,910	2,081,518
Mason City Sch. Dist. GO, Ser. 01
5.38%(c)	12/01/11	3,000	3,222,840
Mason City Sch. Dist. GO, Ser. 05
5.00%	12/01/15	3,000	3,264,090
New Albany Cmnty. Auth. Fac. Rev., Ser. 01B
5.12%	10/01/21	2,750	2,913,295
Northwestern Sch. Dist. Rev., Wayne & Ashland Cntys. Prj., Ser. 94
7.20%	12/01/10	300	317,409
Ohio St. Bldg. Auth. Data Ctr. Rev., Ser. 93A
5.90%	10/01/07	450	455,022
Ohio St. Comm. Sch. Capital Fac. Rev., Ser. 94A
5.75%(c)	06/15/09	1,000	1,044,540
Ohio St. Env. Imp. Rev., USX Corp. Prj., Ser. 99
5.62%	05/01/29	1,000	1,048,020
Ohio St. Hgr. Ed. Fac. Rev., Denison Univ. Prj., Ser. 01
5.12%(c)	11/01/11	3,000	3,213,240
Ohio St. Hgr. Edl. Fac. Rev., Univ. Hosp. Hlth. Sys. Prj., Ser. 07
4.50%	01/15/31	2,000	1,942,940
Ohio St. Infra. Imp. GO, Ser. 97
5.35%	08/01/14	2,380	2,621,808
Ohio St. Major New St. Rev., Ser. 05
5.00%	12/15/14	2,660	2,877,136
Ohio St. Univ. GO, Ser. 02A
5.25%	12/01/18	3,290	3,529,347
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Fac. Rev., Republic Steel Prj., Ser. 95
6.38%	06/01/07	415	416,847
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Rev., Ser. 02
5.25%(c)	06/01/12	3,415	3,667,300
Ohio St. Wtr. Dev. Auth. Rev., Steel-Cargill North Star Broken Hill Prj., Ser. 95 AMT
6.30%	09/01/20	500	510,720
Pickerington Loc. Sch. Dist. Fac. Const. & Imp. Rev., Ser. 01
5.25%(c)	12/01/11	1,000	1,068,960
Scioto Cnty. Rev., Marine Term. Norfolk Southern Corp. Prj., Ser. 98
5.30%	08/15/13	3,000	3,087,090
Springboro Wtr. Sys. Rev., Ser. 98
5.00%	12/01/18	2,500	2,573,475
Trotwood-Madison City Sch. Dist. GO, Ser. 02
5.00%(c)	12/01/12	2,000	2,134,100
Univ. of Cincinnati Rev., Ser. 01A
5.00%	06/01/31	2,000	2,072,600
Univ. of Toledo Rev., Ser. 02
5.25%(c)	06/01/11	1,195	1,268,743
Univ. of Toledo Rev., Ser. 07A
4.50%	06/01/30	1,000	1,001,500
West Muskingum Loc. Sch. Dist. Sch. Fac. Const. & Imp. GO, Ser. 03
5.00%	12/01/24	3,000	3,175,740
Westlake GO, Ser. 96
6.40%	12/01/08	1,095	1,114,228

			75,324,563

Puerto Rico — 9.6%
Cmwlth. GO, Ser. 02
5.50%	07/01/11	5,000	5,371,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

OHIO MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(c)	02/01/12	$2,990	$3,228,901
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. 07N
5.25%	07/01/39	1,400	1,633,506

			10,233,607

TOTAL MUNICIPAL BONDS (Cost $88,114,975)			92,020,400

		NUMBER OF SHARES
SHORT TERM INVESTMENTS(D) — 0.1%
Wilmington Trust Tax-Free Money Market Fund, 3.13%(d) (Cost $95,452)		95,452	95,452

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 86.1% (Cost $88,210,427)			92,115,852

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 33.8%
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Rev.
5.00%(e)	07/01/18	$12,745	13,005,100
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(e)	10/01/16	1,600	1,706,256
5.50%(e)	10/01/17	2,000	2,138,920
5.50%(e)	10/01/18	2,000	2,140,300
5.50%(e)	10/01/19	2,630	2,811,506
5.50%(e)	10/01/20	1,000	1,069,810
5.38%(e)	10/01/24	1,000	1,065,730
Puerto Rico Pub. Bldgs. Auth. Govt. Facs. Rev., Ser. 97B
5.00%(e)	07/01/27	12,000	12,220,080

TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $34,103,697)			36,157,702

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 0.8%
CMA Ohio Municipal Money Fund, 2.99%(d) (Cost $900,000)		900,000	900,000

VALUE
TOTAL INVESTMENTS IN SECURITIES — 120.7% (Cost $123,214,124(a))	$129,173,554
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.5%	1,581,761
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (22.2)%	(23,715,560)

NET ASSETS — 100.0%	$107,039,755

(a)	Cost for federal income tax purposes is $99,789,124. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,979,170
Gross unrealized depreciation	(19,740)

$5,959,430

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 6.0% of its net assets, with a current market value of $6,462,230, in securities restricted as to resale.
(c)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(d)	Represents current yield as of March 31, 2007.
(e)	Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DELAWARE MUNICIPAL BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 74.6%
Delaware — 62.1%
Delaware River & Bay Auth. Rev., Ser. 03
5.25%(b)	01/01/13	$1,000	$1,078,520
Delaware River & Bay Auth. Rev., Ser. 05
5.00%	01/01/24	1,000	1,060,560
Delaware St. Econ. Dev. Auth. Poll. Ctrl. Rev., Delmarva Pwr. Prj., Ser. 02B
5.20%	02/01/19	1,000	1,050,040
Delaware St. Econ. Dev. Auth. Rev., Del. Tech. Pk. Univ. Del. Prj., Ser. 00
6.00%	02/01/21	1,000	1,068,940
Delaware St. Econ. Dev. Auth. Rev., Delmarva Pwr. Prj., Ser. 00 AMT
5.65%	07/01/28	3,850	4,005,925
Delaware St. Econ. Dev. Auth. Rev., First Mtg. Gilpin Prj., Ser. 98
5.62%	07/01/19	2,000	2,051,300
Delaware St. Econ. Dev. Auth. Rev., United Wtr. Delaware, Inc. Prj., Ser. 95 AMT
6.20%	06/01/25	2,000	2,007,240
Delaware St. Econ. Dev. Auth. Rev., Wtr. Dev. Prj., Ser. 92B
6.45%	12/01/07	1,165	1,184,828
Delaware St. GO, Ser. 04A
5.00%	01/01/09	1,000	1,024,200
Delaware St. Hlth. Fac. Auth. Rev., Beebe Med. Ctr. Prj., Ser. 04A
5.50%	06/01/24	1,000	1,066,310
Delaware St. Hlth. Fac. Auth. Rev., Catholic Hlth. East Prj., Ser. 03D
5.12%	11/15/24	1,750	1,829,292
5.25%	11/15/28	2,225	2,346,930
Delaware St. Hlth. Fac. Auth. Rev., Christiana Care Hlth. Svcs. Prj., Ser. 03
5.25%	10/01/12	2,250	2,412,945
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 92C
7.38%	01/01/15	1,420	1,417,288
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 01A
5.40%	07/01/24	2,555	2,631,446
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 00 AMT
5.90%	07/01/20	830	842,375
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 02A AMT
5.40%	01/01/34	525	537,758
Delaware St. Sld. Wst. Auth. Poll. Ctrl. Rev., Ser. 06
5.00%	06/01/23	2,000	2,119,040
Delaware Trans. Auth. Sys. Rev., Ser. 05
5.00%	07/01/12	1,500	1,594,440
New Castle Cnty. GO, Ser. 02A
5.25%	10/01/12	1,745	1,883,047
Wilmington GO, Ser. 02
5.38%	06/01/17	1,500	1,605,495
Wilmington Pk. Auth. Gtd. Pkg. Rev., Ser. 02
5.25%	09/15/14-09/15/15	2,965	3,255,536

			38,073,455

Multi-State — 10.5%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(c)	06/30/09	1,000	1,048,380
Charter Mac Equity Issue Tr., Ser. 00
7.60%(c)	11/30/10	1,000	1,099,450
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(c)	06/30/09	2,000	2,105,180
7.75%(c)	11/01/10	2,000	2,209,220

			6,462,230

Puerto Rico — 2.0%
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A
5.38%	06/01/14	50	55,196
Puerto Rico Cmwlth. Hwy. Trans. Auth. Rev., Ser. 07CC
5.50%	07/01/31	1,000	1,154,740

			1,209,936

TOTAL MUNICIPAL BONDS (Cost $44,389,852)			45,745,621

		NUMBER OF SHARES
SHORT TERM INVESTMENTS — 0.0%
Wilmington Trust Tax-Free Money Market Fund, 3.13%(d) (Cost $6,407)		6,407	6,407

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 74.6% (Cost $44,396,259)			45,752,028

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 60.0%
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(e)	10/01/16	$1,600	1,706,256
5.50%(e)	10/01/17	2,000	2,138,920
5.50%(e)	10/01/18	2,000	2,140,300
5.50%(e)	10/01/19	2,630	2,811,506
5.50%(e)	10/01/20	1,000	1,069,810
5.38%(e)	10/01/24	1,000	1,065,730

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

DELAWARE MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
AFFILIATED INVESTMENTS - LONG TERM (Continued)
Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A
5.38%(e)	06/01/12	$12,200	$13,192,600
5.38%(e)	06/01/14	11,500	12,692,084

TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $34,486,771)			36,817,206

		NUMBER OF SHARES
AFFILIATED INVESTMENTS - SHORT TERM — 0.5%
Merrill Lynch Institutional Tax-Exempt Fund, 3.48%(d) (Cost $300,000)		300,000	300,000

TOTAL INVESTMENTS IN SECURITIES — 135.1% (Cost $79,183,030(a))			82,869,234
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.9%			1,153,267
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (37.0)%			(22,685,834)

NET ASSETS — 100.0%			$61,336,667

(a)	Cost for federal income tax purposes is $56,890,970. The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of loses on wash sales and the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,758,927
Gross unrealized depreciation	(135,663)

$3,623,264

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 10.5% of its net assets, with a current market value of $6,462,230, in securities restricted as to resale.
(d)	Represents current yield as of March 31, 2007.
(e)	Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

KENTUCKY MUNICIPAL BOND PORTFOLIO

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS — 84.6%
Kentucky — 66.6%
Boone Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00B
5.38%(b)	08/01/10	$2,500	$2,656,325
Bowling Green Sch. Dist. Fin. Corp. Rev., Ser. 00
5.75%	01/01/18-01/01/20	2,185	2,315,510
Bullitt Cnty. Sch. Dist. Fin. Corp. Rev., Ser. 06
4.12%	12/01/24	1,300	1,261,000
Campbell & Kenton Cnty. Sant. Dist. Rev., Ser. 06
4.38%	08/01/30	1,500	1,477,260
4.38%	08/01/31	2,115	2,076,021
4.38%	08/01/32	2,275	2,228,772
4.38%	08/01/34	1,050	1,024,580
Frankfort Elec. & Wtr. Plant Bd. Rev., Ser. 99
5.60%	12/01/19	1,045	1,103,624
Hardin Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00
5.50%(b)	02/01/10	1,675	1,772,803
Hopkins Cnty. GO, Detention Fac. Prj., Ser. 00
5.75%(b)	02/01/10	1,800	1,917,108
Hsg. Corp. Hsg. Rev., Ser. 01F AMT
5.45%	01/01/32	1,365	1,400,667
Hsg. Corp. Hsg. Rev., Ser. 06U AMT
4.85%	07/01/27	5,305	5,378,899
Jefferson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 99A
5.25%	01/01/14	2,000	2,084,720
Jefferson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 06B
4.12%	12/01/25	1,500	1,447,770
Kenton Cnty. Arpt. Bd. Arpt. Rev., Cincinnati Northern Kentucky Prj., Ser. 97A AMT
6.30%	03/01/15	1,000	1,021,880
Kenton Cnty. Pub. Pptys. Corp. Rev., First Mtg. Court Facs. Prj., Ser. 07
4.38%	03/01/29	1,750	1,726,865
Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton Healthcare, Inc. Prj., Ser. 00A
6.62%(b)	10/01/10	1,370	1,511,617
6.62%	10/01/28	380	417,704
Kentucky Hsg. Corp. Hsg. Rev., Ser. 07C AMT
4.80%	07/01/37	1,000	994,240
Kentucky Rural. Wtr. Fin. Corp. Rev., Ser. 07A
4.38%	02/01/32	585	573,241
Kentucky St. Ppty. & Bldg. Comm. Rev., Prj. 65, Ser. 00
5.95%(b)	02/01/10	2,325	2,467,708
Kentucky St. Ppty. & Bldg. Comm. Rev., Prj. 71, Ser. 01
5.50%	08/01/11	1,000	1,072,280
Kentucky St. Ppty. & Bldg. Comm. Rev., Prj. 74, Ser. 02
5.00%(b)	02/01/12-10/01/13	$4,825	$5,126,149
Kentucky St. Ppty. & Bldg. Comm. Rev., Prj. 79, Ser. 03
5.12%(b)	10/01/13	2,350	2,539,152
Kentucky St. Ppty. & Bldg. Comm. Rev., Prj. 85, Ser. 05
5.00%	08/01/15	1,000	1,084,850
Kentucky St. Tpke. Auth. Econ. Dev. Rev., Revitalization Prj., Ser. 95
6.50%	07/01/08	3,000	3,103,560
Kentucky St. Tpke. Auth. Econ. Dev. Rev., Revitalization Prj., Ser. 01A
5.50%	07/01/15	1,000	1,119,400
Lexington-Fayette Urban Cnty. Govt. GO, Ser. 00A
5.75%	02/01/20	1,500	1,593,420
Lexington-Fayette Urban Cnty. Govt. Pub. Facs. Corp. Rev., Ser. 06
4.12%	10/01/22	930	911,726
4.25%	10/01/28	1,300	1,264,250
Lexington-Fayette Urban Cnty. Govt. Swr. Sys. Rev., Ser. 01A
5.00%	07/01/20-07/01/21	3,775	3,981,757
Louisville & Jefferson Cnty. Met. Gov. Hlth. Sys. Rev., Norton Hlth. Care, Inc. Prj., Ser. 06
5.25%	10/01/36	2,750	2,899,352
Louisville & Jefferson Cnty. Met. Swr. & Drain Sys. Rev., Ser. 97A
6.25%(b)	05/15/07	1,015	1,028,276
Louisville & Jefferson Cnty. Met. Swr. & Drain Sys. Rev., Ser. 99A
5.75%	05/15/33	3,750	3,962,925
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Arpt. Sys. Rev., Ser. 01A AMT
5.75%	07/01/15	1,755	1,889,082
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Spec. Fac. Rev., Ser. 99 AMT
5.50%	03/01/19	3,000	3,073,680
Louisville Wtrwks. Brd. Wtr. Sys. Rev., Louisville Wtr. Co. Prj., Ser. 00
5.25%	11/15/16	2,590	2,723,100
Taylor Cnty. GO, Detention Fac. Prj., Ser. 07
4.50%	09/01/32	1,000	998,460
Warren Cnty. Hosp. Fac. Rev., Cmnty. Hosp. Corp. Prj., Ser. 07A
5.00%	08/01/29	1,000	1,029,230

			76,258,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19

BLACKROCK FUNDS

SCHEDULE OF INVESTMENTS

KENTUCKY MUNICIPAL BOND PORTFOLIO (CONCLUDED)

AS OF MARCH 31, 2007 (UNAUDITED)

(PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

	MATURITY	PAR (000)	VALUE
MUNICIPAL BONDS (Continued)
Multi-State — 6.7%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(c)	06/30/09	$1,000	$1,048,380
Charter Mac Equity Issue Tr., Ser. 00
7.60%(c)	11/30/10	4,000	4,397,800
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
7.75%(c)	11/01/10	2,000	2,209,220

			7,655,400

Puerto Rico — 11.3%
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 00C
6.00%(b)	07/01/10	5,000	5,404,650
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(b)	02/01/12	3,740	4,038,826
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. 07N
5.25%	07/01/39	3,000	3,500,370

			12,943,846

TOTAL MUNICIPAL BONDS (Cost $93,336,864)			96,858,209

		NUMBER OF SHARES
SHORT TERM INVESTMENTS — 0.1%
Wilmington Trust Tax-Free Money Market Fund, 3.13%(d) (Cost $55,243)		55,243	55,243

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 84.7% (Cost $93,392,107)			96,913,452

		PAR (000)
AFFILIATED INVESTMENTS - LONG TERM — 14.0%
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 97A
6.11%(e)	07/01/12	$5,000	5,103,300
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(e)	10/01/16	1,600	1,706,256
5.50%(e)	10/01/17	2,000	2,138,920
5.50%(e)	10/01/18	2,000	2,140,300
5.50%(e)	10/01/19	2,630	2,811,506
5.50%(e)	10/01/20	1,000	1,069,810
5.38%(e)	10/01/24	1,000	1,065,730
TOTAL AFFILIATED INVESTMENTS - LONG TERM (Cost $15,302,522)			16,035,822

	NUMBER OF SHARES	VALUE
AFFILIATED INVESTMENTS - SHORT TERM — 9.5%
Merrill Lynch Institutional Tax-Exempt Fund, 3.48%(d) (Cost $10,900,000)	10,900,000	$10,900,000

TOTAL INVESTMENTS IN SECURITIES — 108.2% (Cost $119,594,629(a))		123,849,274
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.9%		2,184,516
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (10.1)%		(11,548,738)

NET ASSETS — 100.0%		$114,485,052

(a)	Cost for federal income tax purposes is $108,256,789. The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of loses on wash sales and the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$4,463,007
Gross unrealized depreciation	(236,079)

$4,226,928

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2007, the Portfolio held 6.7% of its net assets, with a current market value of $7,655,400, in securities restricted as to resale.
(d)	Represents current yield as of March 31, 2007.
(e)	Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

BLACKROCK FUNDS

Key to Investment Abbreviations

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligations
SO	Special Obligations

21

BLACKROCK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2007 (UNAUDITED)

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
ASSETS
Investments at value - unaffiliated[1]	$340,615,083	$92,115,852	$45,752,028	$96,913,452
Investments at value - affiliated long term[2]	29,120,624	36,157,702	36,817,206	16,035,822
Investments at value - affiliated short term[3]	7,300,000	900,000	300,000	10,900,000
Interest receivable	5,122,647	1,988,478	1,384,331	1,590,870
Investments sold receivable	5,543,971	—	—	—
Receivable from advisor	46	661	742	199
Capital shares sold receivable	32,052	48,058	35,858	1,105,463
Prepaid expenses	44,224	10,325	10,612	24,050

TOTAL ASSETS	387,778,647	131,221,076	84,300,777	126,569,856

LIABILITIES
Trust certificates	18,630,000	23,425,000	22,355,000	11,365,557
Interest expense and fees payable	288,978	290,560	330,834	183,181
Cash overdraft	43,697	—	—	—
Investments purchased payable	3,600,130	—	—	—
Capital shares redeemed payable	385,282	35,002	43,474	14,800
Distributions payable	974,548	336,164	164,619	446,788
Advisory fees payable	98,677	40,798	23,701	37,493
Administration fees payable	29,828	7,444	4,720	8,837
Custodian fees payable	6,758	4,445	3,598	4,699
Transfer agent fees payable	14,937	4,250	4,768	2,919
Distribution fees payable	—	8,189	9,304	3,670
Officers’ and trustees’ fees payable	55	33	30	22
Other accrued expenses payable	74,703	29,436	24,062	16,838

TOTAL LIABILITIES	24,147,593	24,181,321	22,964,110	12,084,804

NET ASSETS	$363,631,054	$107,039,755	$61,336,667	$114,485,052

[1] Cost of investments - unaffiliated	$331,118,871	$88,210,427	$44,396,259	$93,392,107
[2] Cost of investments - affiliated long term	26,948,003	34,103,697	34,486,771	15,302,522
[3] Cost of investments - affiliated short term	7,300,000	900,000	300,000	10,900,000

AT MARCH 31, 2007, NET ASSETS CONSISTED OF:
Capital Paid in	$372,251,118	$104,324,123	$60,695,164	$114,370,817
Undistributed net investment income (distributions in excess of net investmentincome)	719,110	510,959	(21,245)	560,285
Accumulated net realized loss oninvestment transactions	(21,008,007)	(3,754,757)	(3,023,456)	(4,700,695)
Net unrealized appreciation on investments	11,668,833	5,959,430	3,686,204	4,254,645

	$363,631,054	$107,039,755	$61,336,667	$114,485,052

22

BLACKROCK FUNDS

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
BlackRock Shares:
Net Assets	$67,203,680	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,181,727	—	—	—
Net Asset Value, offering and redemption price per share	$10.87	$—	$—	$—
Institutional Shares:
Net Assets	$279,371,595	$86,344,015	$36,745,391	$92,552,997
Shares outstanding, unlimited number of shares authorized, $0.001 par value	25,688,355	8,259,719	3,765,570	9,801,413
Net Asset Value, offering and redemption price per share	$10.88	$10.45	$9.76	$9.44
Service Shares:
Net Assets	$1,167,101	$964,131	$—	$273,098
Shares outstanding, unlimited number of shares authorized, $0.001 par value	107,398	92,134	—	28,904
Net Asset Value, offering and redemption price per share	$10.87	$10.46	$—	$9.45
Investor A Shares:
Net Assets	$9,445,819	$7,285,029	$10,838,916	$12,315,173
Shares outstanding, unlimited number of shares authorized, $0.001 par value	868,273	696,834	1,110,069	1,304,213
Net Asset Value and redemption price per share	$10.88	$10.45	$9.76	$9.44
Maximum Sales Charge	4.25%	4.25%	4.25%	4.25%
Maximum offering price per share	$11.36	$10.91	$10.19	$9.86
Investor B Shares:
Net Assets	$3,423,428	$5,758,911	$5,413,325	$2,099,493
Shares outstanding, unlimited number of shares authorized, $0.001 par value	314,354	550,716	554,260	222,306
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 4.50%)	$10.89	$10.46	$9.77	$9.44
Investor C Shares:
Net Assets	$3,019,431	$6,687,669	$8,339,035	$7,244,291
Shares outstanding, unlimited number of shares authorized, $0.001 par value	277,605	639,250	854,043	765,222
Net Asset Value, offering and redemption price per share (maximum contingent deferred sales charge of 1.00%)	$10.88	$10.46	$9.76	$9.47

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23

BLACKROCK FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

	AMT-FREE MUNICIPAL BOND PORTFOLIO	OHIO MUNICIPAL BOND PORTFOLIO	DELAWARE MUNICIPAL BOND PORTFOLIO	KENTUCKY MUNICIPAL BOND PORTFOLIO
Investment income:
Interest	$8,093,670	$2,243,286	$1,122,217	$1,908,193
Dividends	46,653	20,987	10,840	38,057
Interest from affiliates	623,682	922,642	873,326	430,990
Dividends from affiliates	30,741	3,383	1,646	27,333

Total Investment Income	8,794,746	3,190,298	2,008,029	2,404,573

Expenses:
Investment advisory fees	906,481	268,906	174,306	234,776
Administration fees	135,972	40,336	23,769	32,015
Administration fees - class specific	45,331	13,451	7,929	10,649
Custodian fees	16,840	8,881	4,075	4,740
Transfer agent fees - class specific	15,142	12,021	9,461	4,795
Shareholder servicing fees - class specific	21,268	27,661	32,277	14,716
Distribution fees - class specific	19,702	51,615	55,662	14,537
Legal and audit fees	25,771	18,238	18,229	18,787
Printing fees	18,114	6,616	3,816	4,565
Registration fees and expenses	24,086	6,211	6,934	6,997
Officers’ and trustees’ fees	15,010	4,502	2,647	2,428
Other	13,594	5,452	3,539	3,942

Total expenses excluding interest expense and fees	1,257,311	463,890	342,644	352,947
Interest expense and fees	350,544	440,925	423,716	221,196

Total expenses	1,607,855	904,815	766,360	574,143

Less investment advisory fees waived	(340,570)	(37,921)	(33,288)	(53,135)
Less fees waived by advisor	(469)	(601)	(23)	(421)
Less administration fees waived - class specific	(8,652)	(11,320)	(2,614)	(392)
Less transfer agent fees waived - class specific	(264)	(688)	(317)	(35)
Less transfer agent fees reimbursed - class specific	(367)	(5,615)	(4,770)	(963)
Less fees paid indirectly (Note C)	(28)	(24)	(20)	(6)

Net expenses	1,257,505	848,646	725,328	519,191

Net investment income	7,537,241	2,341,652	1,282,701	1,885,382

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment transactions	1,582,070	(8,055)	(145,960)	(750)

Change in unrealized appreciation/depreciation from:
Investments - unaffiliated	(3,087,743)	(407,148)	(80,617)	(713,791)
Investments - affiliated	(13,803)	(396,789)	(242,956)	(91,649)

	(3,101,546)	(803,937)	(323,573)	(805,440)

Net loss on investments	(1,519,476)	(811,992)	(469,533)	(806,190)

Net increase in net assets resulting from operations	$6,017,765	$1,529,660	$813,168	$1,079,192

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	AMT-FREE BOND MUNICIPAL PORTFOLIO		OHIO MUNICIPAL BOND PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase in net assets:
Operations:
Net investment income	$7,537,241	$16,110,604	$2,341,652	$5,336,455
Net realized gain (loss)	1,582,070	(4,247)	(8,055)	101,076
Net change in unrealized appreciation/depreciation	(3,101,546)	(2,884,383)	(803,937)	(1,822,507)

Net increase in net assets resulting from operations	6,017,765	13,221,974	1,529,660	3,615,024

Distributions to shareholders from:
Net investment income:
BlackRock Class	(1,531,748)	(3,475,086)	—	—
Institutional Class	(5,980,780)	(11,882,404)	(1,802,966)	(4,350,150)
Service Class	(23,908)	(56,532)	(19,916)	(38,325)
Investor A Class	(190,600)	(359,666)	(146,328)	(307,822)
Investor B Class	(59,216)	(140,467)	(98,718)	(283,695)
Investor C Class	(43,969)	(84,593)	(116,187)	(249,319)

Total distributions from net investment income	(7,830,221)	(15,998,748)	(2,184,115)	(5,229,311)

Capital share transactions (Note E)	4,121,112	(35,607,848)	(3,433,956)	(13,854,272)

Total increase (decrease) in net assets	2,308,656	(38,384,622)	(4,088,411)	(15,468,559)
Net assets:
Beginning of period	361,322,398	399,707,020	111,128,166	126,596,725

End of period	$363,631,054	$361,322,398	$107,039,755	$111,128,166

End of period undistributed net investment income	$719,110	$1,012,090	$510,959	$353,422

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25

BLACKROCK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	DELAWARE MUNICIPAL BOND PORTFOLIO		KENTUCKY MUNICIPAL BOND PORTFOLIO
	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06	FOR THE SIX MONTHS ENDED 3/31/07 (UNAUDITED)	FOR THE YEAR ENDED 9/30/06
Increase in net assets:
Operations:
Net investment income	$1,282,701	$2,897,754	$1,885,382	$3,471,984
Net realized gain (loss)	(145,960)	(220,565)	(750)	261,796
Net change in unrealized appreciation/depreciation	(323,573)	(822,016)	(805,440)	(1,676,375)

Net increase in net assets resulting from operations	813,168	1,855,173	1,079,192	2,057,405

Distributions to shareholders from:
Net investment income:
Institutional Class	(766,573)	(1,754,372)	(2,116,206)	(2,598,714)
Service Class	—	—	(7,120)	(9,756)
Investor A Class	(212,207)	(482,604)	(208,860)	(235,933)
Investor B Class	(93,057)	(221,242)	(51,654)	(78,190)
Investor C Class	(138,254)	(354,034)	(39,835)	(28,120)

Total distributions from net investment income	(1,210,091)	(2,812,252)	(2,423,675)	(2,950,713)

Capital share transactions (Note E)	(3,635,477)	(15,693,449)	44,060,812	(9,666,669)

Total increase (decrease) in net assets	(4,032,400)	(16,650,528)	42,716,329	(10,559,977)
Net assets:
Beginning of period	65,369,067	82,019,595	71,768,723	82,328,700

End of period	$61,336,667	$65,369,067	$114,485,052	$71,768,723

End of period undistributed net investment income	$(21,245)	$(93,855)	$560,285	$1,098,578

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

BLACKROCK FUNDS

STATEMENT OF CASH FLOWS

OHIO MUNICIPAL BOND PORTFOLIO

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Increase (decrease)in cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,529,660

Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchase of long-term investment securities	(9,763,580)
Proceeds from disposition and maturities of long-term investment securities	12,309,595
Net sale of short-term investment securities	779,693
Net decrease in unrealized appreciation on investment securities	803,937
Net realized loss on investment securities	8,055
Net amortization of premium (discount)	(137,913)
Decrease in interest receivable	94,565
Increase in prepaid expenses	(1,454)
Decrease in receivable from advisor	964
Decrease in interest and fees payable	(3,449)
Increase in accrued expenses	2,302

Net cash provided by operating activities	5,622,375

Cash flows used for financing activities:
Proceeds from shares sold	8,808,648
Shares redeemed	(12,527,268)
Cash distributions paid	(1,903,755)

Net cash used for financing activities	(5,622,375)

Net increase (decrease) in cash	—

Cash and cash equivalents:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity)	$168,453
Cash (paid during the year for interest)	444,374

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27

BLACKROCK FUNDS

STATEMENT OF CASH FLOWS

DELAWARE MUNICIPAL BOND PORTFOLIO

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Increase (decrease) in cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$813,168

Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchase of long-term investment securities	(4,364,820)
Proceeds from disposition and maturities of long-term investment securities	6,840,855
Net sale of short-term investment securities	845,643
Net decrease in unrealized appreciation on investment securities	323,573
Net realized loss on investment securities	145,960
Net amortization of premium (discount)	204,468
Decrease in interest receivable	65,138
Increase in prepaid expenses	(3,480)
Increase in receivable from advisor	(76)
Decrease in interest and fees payable	(268)
Decrease in accrued expenses	(10,440)

Net cash provided by operating activities	4,859,721

Cash flows used for financing activities:
Increase in secured borrowings, including interest payable and fees
Proceeds from shares sold	2,256,728
Shares redeemed	(6,079,762)
Cash distributions paid	(1,036,687)

Net cash used for financing activities	(4,859,721)

Net increase (decrease) in cash	—

Cash and cash equivalents:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity)	$184,725
Cash (paid during the year for interest)	423,984

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

BLACKROCK FUNDS

STATEMENT OF CASH FLOWS

KENTUCKY MUNICIPAL BOND PORTFOLIO

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

Increase (decrease)in cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,079,192

Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchase of long-term investment securities	(40,234,828)
Proceeds from disposition and maturities of long-term investment securities	6,953,196
Net purchase of short-term investment securities	(8,999,800)
Net decrease in unrealized appreciation on investment securities	805,440
Net realized loss on investment securities	750
Net amortization of premium (discount)	62,404
Increase in interest receivable	(403,239)
Increase in prepaid expenses	(17,982)
Increase in receivable from advisor	(43)
Increase in interest and fees payable	561
Increase in accrued expenses	15,939

Net cash provided by operating activities	(40,738,410)

Cash flows used for financing activities:
Proceeds from shares sold	50,270,529
Shares redeemed	(7,586,330)
Cash distributions paid	(1,945,789)

Net cash used for financing activities	40,738,410

Net increase (decrease) in cash	—

Cash and cash equivalents:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity)	$297,233
Cash (paid during the year for interest)	220,635

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	BLACKROCK CLASS			INSTITUTIONAL CLASS
AMT-FREE MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30		PERIOD ENDED 9/30/04[1]	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005			2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$10.93	$10.99	$11.11	$11.22	$10.93	$11.00	$11.11	$11.22	$11.38	$11.38

Net investment income	0.23 [3]	0.47 [3]	0.49 [3]	0.37 [3]	0.23 [3]	0.46 [3]	0.47 [3]	0.48 [3]	0.54	0.57
Net realized and unrealized loss on investments	(0.05)	(0.06)	(0.17)	(0.10)	(0.04)	(0.07)	(0.12)	(0.10)	(0.17)	(0.01)

Net increase from investment operations	0.18	0.41	0.32	0.27	0.19	0.39	0.35	0.38	0.37	0.56

Distributions from net investment income	(0.24)	(0.47)	(0.44)	(0.38)	(0.24)	(0.46)	(0.46)	(0.49)	(0.53)	(0.56)

Net asset value, end of period	$10.87	$10.93	$10.99	$11.11	$10.88	$10.93	$11.00	$11.11	$11.22	$11.38

Total return	1.64%[4]	3.83%	3.23%	2.46%[4]	1.72%[4]	3.65%	3.17%	3.46%	3.40%	5.08%
Ratios/Supplemental data:
Net assets, end of period (000)	$67,204	$71,890	$85,552	$100,489	$279,372	$271,641	$295,737	$308,122	$334,685	$360,392
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.45%[5]	0.45%	0.45%	0.45%[5]	0.48%[5]	0.52%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (including interest expense and fees)	0.64%[5]	0.64%[6]	0.57%[6]	0.51%[5,6]	0.67%[5]	0.71%[6]	0.72%[6]	0.66%[6]	0.69%[6]	0.67%[6]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	0.86%[5]	0.88%[6]	0.83%[6]	0.75%[5,6]	0.86%[5]	0.92%[6]	0.95%[6]	0.88%[6]	0.92%[6]	0.88%[6]
Ratio of net investment income to average net assets	4.21%[5]	4.35%	4.39%	4.34%[5]	4.18%[5]	4.26%	4.24%	4.34%	4.80%	5.10%
Ratio of net investment income to average net assets (excluding waivers)	3.99%[5]	4.11%	4.13%	4.10%[5]	3.99%[5]	4.05%	4.01%	4.12%	4.57%	4.89%
Portfolio turnover rate	44%	66%[6]	87%[6]	69%[6]	44%	66%[6]	87%[6]	69%[6]	72%[6]	45%[6]

	SERVICE CLASS						INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	20032	2002[2]
Net asset value, beginning of period	$10.92	$10.99	$11.10	$11.21	$11.38	$11.38	$10.93	$11.00	$11.12	$11.22	$11.38	$11.38

Net investment income	0.213	0.433	0.443	0.453	0.49	0.55	0.213	0.433	0.443	0.443	0.48	0.52
Net realized and unrealized loss on investments	(0.04)	(0.08)	(0.12)	(0.10)	(0.16)	(0.02)	(0.04)	(0.07)	(0.13)	(0.10)	(0.16)	(0.01)

Net increase from investment operations	0.17	0.35	0.32	0.35	0.33	0.53	0.17	0.36	0.31	0.34	0.32	0.51

Distributions from net investment income	(0.22)	(0.42)	(0.43)	(0.46)	(0.50)	(0.53)	(0.22)	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)

Net asset value, end of period	$10.87	$10.92	$10.99	$11.10	$11.21	$11.38	$10.88	$10.93	$11.00	$11.12	$11.22	$11.38

Total return	1.53%[4]	3.29%	2.91%	3.16%	2.99%	4.77%	1.55%[4,7]	3.35%[7]	2.81%[7]	3.10%[7]	2.91%[7]	4.59%[7]
Ratios/Supplemental data:
Net assets, end of period (000)	$1,167	$1,249	$2,312	$2,702	$2,971	$3,103	$9,446	$9,713	$8,965	$7,711	$8,573	$8,179
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.81%[5]	0.88%	0.86%	0.86%	0.90%	0.90%	0.79%[5]	0.82%	0.86%	1.00%	1.07%	1.07%
Ratio of net expenses to average net assets (including interest expense and fees)	1.00%[5]	1.07%[6]	0.98%[6]	0.92%[6]	0.99%[6]	0.97%[6]	0.98%[5]	1.01%[6]	0.98%[6]	1.06%[6]	1.16%[6]	1.14%[6]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.19%[5]	1.62%[6]	1.20%[6]	1.14%[6]	1.22%[6]	1.18%[6]	1.17%[5]	1.31%[6]	1.30%[6]	1.37%[6]	1.39%[6]	1.36%[6]
Ratio of net investment income to average net assets	3.85%[5]	3.91%	3.99%	4.09%	4.46%	4.81%	3.86%[5]	3.97%	3.99%	3.95%	4.31%	4.62%
Ratio of net investment income to average net assets (excluding waivers)	3.66%[5]	3.36%	3.77%	3.87%	4.23%	4.60%	3.67%[5]	3.67%	3.67%	3.64%	4.08%	4.41%
Portfolio turnover rate	44%	66%[6]	87%[6]	69%[6]	72%[6]	45%[6]	44%	66%[6]	87%[6]	69%[6]	72%[6]	45%[6]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
AMT-FREE MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[2]	2002[2]		2006	2005	2004	2003[2]	2002[2]
Net asset value, beginning of period	$10.93	$11.00	$11.11	$11.22	$11.38	$11.38	$10.93	$11.00	$11.12	$11.21	$11.38	$11.38

Net investment income	0.18 [3]	0.35 [3]	0.36 [3]	0.36 [3]	0.40	0.43	0.17 [3]	0.35 [3]	0.36 [3]	0.35 [3]	0.41	0.43
Net realized and unrealized loss on investments	(0.04)	(0.08)	(0.12)	(0.11)	(0.16)	(0.01)	(0.04)	(0.07)	(0.13)	(0.08)	(0.18)	(0.01)

Net increase from investment operations	0.14	0.27	0.24	0.25	0.24	0.42	0.13	0.28	0.23	0.27	0.23	0.42

Distributions from net investment income	(0.18)	(0.34)	(0.35)	(0.36)	(0.40)	(0.42)	(0.18)	(0.35)	(0.35)	(0.36)	(0.40)	(0.42)

Net asset value, end of period	$10.89	$10.93	$11.00	$11.11	$11.22	$11.38	$10.88	$10.93	$11.00	$11.12	$11.21	$11.38

Total return[8]	1.25%[4]	2.55%	2.14%	2.24%	2.14%	3.81%	1.18%[4]	2.59%	2.05%	2.33%	2.05%	3.81%
Ratios/Supplemental data:
Net assets, end of period (000)	$3,423	$4,168	$4,839	$5,869	$7,161	$6,211	$3,019	$2,662	$2,303	$2,918	$2,559	$2,857
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.36%[5]	1.60%	1.61%	1.75%	1.82%	1.82%	1.53%[5]	1.56%	1.62%	1.73%	1.82%	1.82%
Ratio of net expenses to average net assets (including interest expense and fees)	1.55%[5]	1.79%[6]	1.73%[6]	1.81%[6]	1.91%[6]	1.89%[6]	1.72%[5]	1.75%[6]	1.74%[6]	1.79%[6]	1.91%[6]	1.89%[6]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.74%[5]	1.99%[6]	1.96%[6]	2.03%[6]	2.14%[6]	2.10%[6]	1.91%[5]	1.95%[6]	1.97%[6]	2.01%[6]	2.14%[6]	2.10%[6]
Ratio of net investment income to average net assets	3.31%[5]	3.20%	3.24%	3.21%	3.57%	3.87%	3.12%[5]	3.22%	3.26%	3.17%	3.59%	3.89%
Ratio of net investment income to average net assets (excluding waivers)	3.12%[5]	3.00%	3.01%	2.99%	3.34%	3.66%	2.93%[5]	3.02%	3.03%	2.96%	3.36%	3.68%
Portfolio turnover rate	44%	66%[6]	87%[6]	69%[6]	72%[6]	45%[6]	44%	66%[6]	87%[6]	69%[6]	72%[6]	45%[6]

[1]	Commencement of operations of share class effective 12/22/03.
[2]	Audited by other auditors prior to the effect of the restatement discussed in Note H.
[3]	Calculated using the average shares outstanding method.
[4]	Not annualized.
[5]	Annualized.
[6]	As restated (See Note H).
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.

31

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

OHIO MUNICIPAL BOND PORTFOLIO	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30

		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.52	$10.64	$10.88	$10.87	$11.09	$10.80	$10.53	$10.65	$10.89	$10.87	$11.09	$10.80

Net investment income	0.24 [2]	0.48 [2]	0.48 [2]	0.54 [2]	0.52	0.52	0.22 [2]	0.44 [2]	0.45 [2]	0.51 [2]	0.52	0.48
Net realized and unrealized gain (loss) on investments	(0.09)	(0.13)	(0.21)	(0.03)	(0.22)	0.35	(0.09)	(0.12)	(0.21)	(0.02)	(0.26)	0.36

Net increase from investment operations	0.15	0.35	0.27	0.51	0.30	0.87	0.13	0.32	0.24	0.49	0.26	0.84

Distributions from net investment income	(0.22)	(0.47)	(0.51)	(0.50)	(0.52)	(0.58)	(0.20)	(0.44)	(0.48)	(0.47)	(0.48)	(0.55)

Net asset value, end of period	$10.45	$10.52	$10.64	$10.88	$10.87	$11.09	$10.46	$10.53	$10.65	$10.89	$10.87	$11.09

Total return	1.44%[3]	3.37%	2.55%	4.82%	2.79%	8.40%	1.29%[3]	3.06%	2.24%	4.60%	2.48%	8.08%
Ratios/Supplemental data:
Net assets, end of period (000)	$86,344	$87,546	$100,501	$96,730	$97,589	$96,974	$964	$1,122	$736	$700	$727	$205
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.60%[4]	0.60%	0.60%	0.60%	0.60%	0.60%	0.90%[4]	0.90%	0.90%	0.81%	0.90%	0.90%
Ratio of net expenses to average net assets (including interest expense and fees)	1.42%[4]	1.27%[5]	1.04%[5]	0.84%[5]	0.93%[5]	0.96%[5]	1.72%[4]	1.57%[5]	1.34%[5]	1.05%[5]	1.23%[5]	1.26%[5]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.52%[4]	1.42%[5]	1.29%[5]	1.08%[5]	1.16%[5]	1.17%[5]	1.79%[4]	1.67%[5]	1.54%[5]	1.26%[5]	1.45%[5]	1.48%[5]
Ratio of net investment income to average net assets	4.51%[4]	4.56%	4.47%	4.97%	4.78%	4.93%	4.21%[4]	4.25%	4.16%	4.74%	4.58%	4.59%
Ratio of net investment income to average net assets (excluding waivers)	4.41%[4]	4.41%	4.22%	4.73%	4.55%	4.71%	4.14%[4]	4.15%	3.96%	4.52%	4.36%	4.37%
Portfolio turnover rate	6%	13%[5]	9%[5]	5%[5]	15%[5]	22%[5]	6%	13%[5]	9%[5]	5%[5]	15%[5]	22%[5]

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30

		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.52	$10.64	$10.88	$10.87	$11.09	$10.80

Net investment income	0.22 [2]	0.45 [2]	0.44 [2]	0.49 [2]	0.46	0.46
Net realized and unrealized gain (loss) on investments	(0.08)	(0.14)	(0.21)	(0.03)	(0.21)	0.36

Net increase from investment operations	0.14	0.31	0.23	0.46	0.25	0.82

Distributions from net investment income	(0.21)	(0.43)	(0.47)	(0.45)	(0.47)	(0.53)

Net asset value, end of period	$10.45	$10.52	$10.64	$10.88	$10.87	$11.09

Total return[6]	1.32%[3]	3.05%	2.14%	4.34%	2.31%	7.90%
Ratios/Supplemental data:
Net assets, end of period (000)	$7,285	$7,557	$8,873	$5,043	$7,494	$15,587
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.85%[4]	0.90%	0.99%	1.07%	1.08%	1.06%
Ratio of net expenses to average net assets (including interest expense and fees)	1.67%[4]	1.57%[5]	1.43%[5]	1.31%[5]	1.41%[5]	1.42%[5]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.84%[4]	1.81%[5]	1.64%[5]	1.58%[5]	1.64%[5]	1.64%[5]
Ratio of net investment income to average net assets	4.27%[4]	4.26%	4.05%	4.56%	4.32%	4.37%
Ratio of net investment income to average net assets (excluding waivers)	4.10%[4]	4.02%	3.84%	4.29%	4.09%	4.16%
Portfolio turnover rate	6%	13%[5]	9%[5]	5%[5]	15%[5]	22%[5]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
OHIO MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30

		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$10.52	$10.64	$10.88	$10.87	$11.09	$10.80	$10.53	$10.65	$10.89	$10.87	$11.09	$10.80

Net investment income	0.18 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.39	0.39	0.18 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.40	0.39
Net realized and unrealized gain (loss) on investments	(0.08)	(0.13)	(0.21)	(0.03)	(0.23)	0.35	(0.09)	(0.13)	(0.21)	(0.02)	(0.24)	0.35

Net increase from investment operations	0.10	0.23	0.15	0.38	0.16	0.74	0.09	0.23	0.15	0.39	0.16	0.74

Distributions from net investment income	(0.16)	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)	(0.16)	(0.35)	(0.39)	(0.37)	(0.38)	(0.45)

Net asset value, end of period	$10.46	$10.52	$10.64	$10.88	$10.87	$11.09	$10.46	$10.53	$10.65	$10.89	$10.87	$11.09

Total return[7]	0.98%[3]	2.22%	1.38%	3.57%	1.54%	7.10%	0.90%[3]	2.24%	1.38%	3.66%	1.54%	7.09%
Ratios/Supplemental data:
Net assets, end of period (000)	$5,759	$7,070	$9,424	$10,280	$10,453	$8,740	$6,688	$7,832	$7,063	$5,411	$5,740	$3,632
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.70%[4]	1.72%	1.75%	1.79%	1.82%	1.81%	1.68%[4]	1.69%	1.74%	1.77%	1.82%	1.80%
Ratio of net expenses to average net assets (including interest expense and fees)	2.52%[4]	2.39%[5]	2.19%[5]	2.03%[5]	2.15%[5]	2.17%[5]	2.50%[4]	2.36%[5]	2.18%[5]	2.01%[5]	2.15%[5]	2.16%[5]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.60%[4]	2.46%[5]	2.29%[5]	2.21%[5]	2.38%[5]	2.39%[5]	2.58%[4]	2.44%[5]	2.28%[5]	2.19%[5]	2.38%[5]	2.37%[5]
Ratio of net investment income to average net assets	3.42%[4]	3.46%	3.32%	3.78%	3.55%	3.65%	3.44%[4]	3.46%	3.30%	3.80%	3.55%	3.60%
Ratio of net investment income to average net assets (excluding waivers)	3.34%[4]	3.39%	3.22%	3.60%	3.32%	3.44%	3.36%[4]	3.38%	3.20%	3.62%	3.32%	3.39%
Portfolio turnover rate	6%	13%[5]	9%[5]	5%[5]	15%[5]	22%[5]	6%	13%[5]	9%[5]	5%[5]	15%[5]	22%[5]

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note H.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	As restated (See Note H).
[6]	Sales load not reflected in total return.
[7]	Contingent deferred sales load not reflected in total return.

33

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 5/02/02[1,2]
DELAWARE MUNICIPAL BOND PORTFOLIO		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.82	$9.92	$10.13	$10.23	$10.54	$10.20	$10.20

Net investment income	0.21 [3]	0.43 [3]	0.43 [3]	0.47 [3]	0.52	0.55	0.29 [3]
Net realized and unrealized gain (loss) on investments	(0.07)	(0.11)	(0.21)	(0.08)	(0.27)	0.31	(0.09)

Net increase from investment operations	0.14	0.32	0.22	0.39	0.25	0.86	0.20

Distributions from net investment income	(0.20)	(0.42)	(0.43)	(0.49)	(0.56)	(0.52)	(0.28)

Net asset value, end of period	$9.76	$9.82	$9.92	$10.13	$10.23	$10.54	$10.12

Total return	1.43%[4]	3.34%	2.16%	3.92%	2.53%	8.75%	1.95%[4]
Ratios/Supplemental data:
Net assets, end of period (000)	$36,745	$38,044	$46,782	$54,451	$54,512	$71,516	$— [5]
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.68%[6]	0.69%	0.70%	0.70%	0.70%	0.70%	1.00%[6]
Ratio of net expenses to average net assets (including interest expense and fees)	2.02%[6]	1.95%[7]	1.45%[7]	1.17%[7]	1.36%[7]	1.33%[7]	1.63%[6]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.12%[6]	2.11%[7]	1.67%[7]	1.36%[7]	1.56%[7]	1.52%[7]	1.80%[6]
Ratio of net investment income to average net assets	4.32%[6]	4.43%	4.24%	4.61%	5.06%	5.40%	5.32%[6]
Ratio of net investment income to average net assets (excluding waivers)	4.22%[6]	4.27%	4.02%	4.42%	4.86%	5.22%	5.14%[6]
Portfolio turnover rate	5%	5%[7]	8%[7]	3%[7]	26%[7]	13%[7]	13%

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.83	$9.93	$10.13	$10.24	$10.54	$10.20

Net investment income	0.20 [3]	0.40 [3]	0.39 [3]	0.42 [3]	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	(0.20)	(0.09)	(0.24)	0.32

Net increase from investment operations	0.12	0.29	0.19	0.33	0.21	0.81

Distributions from net investment income	(0.19)	(0.39)	(0.39)	(0.44)	(0.51)	(0.47)

Net asset value, end of period	$9.76	$9.83	$9.93	$10.13	$10.24	$10.54

Total return[8]	1.20%[4]	3.01%	1.85%	3.35%	2.15%	8.25%
Ratios/Supplemental data:
Net assets, end of period (000)	$10,839	$11,560	$14,421	$12,895	$8,634	$5,106
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.95%[6]	1.00%	1.09%	1.14%	1.17%	1.18%
Ratio of net expenses to average net assets (including interest expense and fees)	2.29%[6]	2.26%[7]	1.84%[7]	1.61%[7]	1.83%[7]	1.81%[7]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.41%[6]	2.47%[7]	2.01%[7]	1.87%[7]	2.02%[7]	1.99%[7]
Ratio of net investment income to average net assets	4.06%[6]	4.11%	3.86%	4.16%	4.48%	4.90%
Ratio of net investment income to average net assets (excluding waivers)	3.94%[6]	3.90%	3.69%	3.90%	4.30%	4.71%
Portfolio turnover rate	5%	5%[7]	8%[7]	3%[7]	26%[7]	13%[7]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
DELAWARE MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.83	$9.93	$10.14	$10.24	$10.54	$10.20	$9.83	$9.93	$10.13	$10.24	$10.54	$10.20

Net investment income	0.16 [3]	0.33 [3]	0.31 [3]	0.35 [3]	0.37	0.42	0.16 [3]	0.33 [3]	0.31 [3]	0.35 [3]	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.07)	(0.11)	(0.21)	(0.08)	(0.23)	0.32	(0.08)	(0.11)	(0.20)	(0.09)	(0.23)	0.36

Net increase from investment operations	0.09	0.22	0.10	0.27	0.14	0.74	0.08	0.22	0.11	0.26	0.14	0.74

Distributions from net investment income	(0.15)	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)	(0.15)	(0.32)	(0.31)	(0.37)	(0.44)	(0.40)

Net asset value, end of period	$9.77	$9.83	$9.93	$10.14	$10.24	$10.54	$9.76	$9.83	$9.93	$10.13	$10.24	$10.54

Total return[9]	0.94%[4]	2.26%	0.99%	2.68%	1.38%	7.45%	0.84%[4]	2.26%	1.10%	2.58%	1.38%	7.45%
Ratios/Supplemental data:
Net assets, end of period (000)	$5,413	$6,213	$7,524	$8,606	$8,528	$3,130	$8,339	$9,551	$13,293	$14,500	$14,529	$3,149
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.65%[6]	1.72%	1.84%	1.89%	1.92%	1.92%	1.65%[6]	1.73%	1.85%	1.89%	1.91%	1.90%
Ratio of net expenses to average net assets (including interest expense and fees)	2.99%[6]	2.98%[7]	2.59%[7]	2.36%[7]	2.58%[7]	2.55%[7]	2.99%[6]	2.99%[7]	2.60%[7]	2.36%[7]	2.57%[7]	2.53%[7]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	3.19%[6]	3.16%[7]	2.67%[7]	2.49%[7]	2.75%[7]	2.74%[7]	3.19%[6]	3.15%[7]	2.67%[7]	2.49%[7]	2.74%[7]	2.72%[7]
Ratio of net investment income to average net assets	3.35%[6]	3.40%	3.10%	3.42%	3.70%	4.14%	3.35%[6]	3.41%	3.11%	3.43%	3.56%	3.96%
Ratio of net investment income to average net assets (excluding waivers)	3.15%[6]	3.22%	3.02%	3.29%	3.52%	3.96%	3.15%[6]	3.25%	3.04%	3.30%	3.40%	3.77%
Portfolio turnover rate	5%	5%[7]	8%[7]	3%[7]	26%[7]	13%[7]	5%	5%[7]	8%[7]	3%[7]	26%[7]	13%[7]

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note H.
[2]	Commencement of operations of share class effective 10/01/01.
[3]	Calculated using the average shares outstanding method.
[4]	Not annualized.
[5]	There were no Service shares outstanding as of September 30, 2002.
[6]	Annualized.
[7]	As restated (See Note H).
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.

35

BLACKROCK FUNDS

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	INSTITUTIONAL CLASS						SERVICE CLASS
KENTUCKY MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.58	$9.69	$9.73	$9.77	$9.99	$9.94	$9.59	$9.70	$9.74	$9.78	$9.99	$9.95

Net investment income	0.212	0.462	0.462	0.452	0.48	0.49	0.202	0.432	0.432	0.432	0.45	0.46
Net realized and unrealized gain (loss) on investments	(0.08)	(0.18)	(0.14)	(0.07)	(0.20)	0.07	(0.08)	(0.18)	(0.14)	(0.08)	(0.19)	0.06

Net increase from investment operations	0.13	0.28	0.32	0.38	0.28	0.56	0.12	0.25	0.29	0.35	0.26	0.52

Distributions from net investment income	(0.27)	(0.39)	(0.36)	(0.42)	(0.50)	(0.51)	(0.26)	(0.36)	(0.33)	(0.39)	(0.47)	(0.48)

Net asset value, end of period	$9.44	$9.58	$9.69	$9.73	$9.77	$9.99	$9.45	$9.59	$9.70	$9.74	$9.78	$9.99

Total return	1.39%[3]	3.01%	3.35%	4.01%	2.95%	5.82%	1.22%[3]	2.69%	3.04%	3.69%	2.74%	5.40%
Ratios/Supplemental data:
Net assets, end of period (000)	$92,553	$61,918	$71,188	$78,549	$115,104	$135,938	$273	$263	$248	$247	$103	$92
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.63%[4]	0.66%	0.70%	0.70%	0.70%	0.70%	0.95%[4]	0.97%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets (including interest expense and fees)	1.15%[4]	1.22%[5]	1.05%[5]	0.86%[5]	0.88%[5]	0.86%[5]	1.47%[4]	1.53%[5]	1.35%[5]	1.16%[5]	1.18%[5]	1.16%[5]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.28%[4]	1.39%[5]	1.26%[5]	1.05%[5]	1.06%[5]	1.03%[5]	1.60%[4]	1.68%[5]	1.52%[5]	1.33%[5]	1.36%[5]	1.33%[5]
Ratio of net investment income to average net assets	4.50%[4]	4.81%	4.69%	4.61%	4.94%	4.99%	4.19%[4]	4.50%	4.38%	4.40%	4.57%	4.69%
Ratio of net investment income to average net assets (excluding waivers)	4.37%[4]	4.64%	4.48%	4.42%	4.76%	4.81%	4.06%[4]	4.35%	4.21%	4.22%	4.39%	4.52%
Portfolio turnover rate	7%	8%[5]	4%[5]	7%[5]	34%[5]	11%[5]	7%	8%[5]	4%[5]	7%[5]	34%[5]	11%[5]

	INVESTOR A CLASS
	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.58	$9.69	$9.73	$9.77	$9.99	$9.94

Net investment income	0.19 [2]	0.43 [2]	0.42 [2]	0.41 [2]	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.07)	(0.18)	(0.14)	(0.07)	(0.20)	0.07

Net increase from investment operations	0.12	0.25	0.28	0.34	0.24	0.51

Distributions from net investment income	(0.26)	(0.36)	(0.32)	(0.38)	(0.46)	(0.46)

Net asset value, end of period	$9.44	$9.58	$9.69	$9.73	$9.77	$9.99

Total return[6]	1.25%[3]	2.68%	2.95%	3.53%	2.46%	5.33%
Ratios/Supplemental data:
Net assets, end of period (000)	$12,315	$6,240	$6,377	$5,482	$4,701	$3,612
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.90%[4]	0.97%	1.09%	1.15%	1.17%	1.18%
Ratio of net expenses to average net assets (including interest expense andfees)	1.42%[4]	1.53%[5]	1.44%[5]	1.31%[5]	1.35%[5]	1.34%[5]
Ratio of total expenses to average net assets (including interest expense andfees and excluding waivers)	1.54%[4]	1.75%[5]	1.61%[5]	1.52%[5]	1.53%[5]	1.51%[5]
Ratio of net investment income to average net assets	4.14%[4]	4.50%	4.28%	4.19%	4.42%	4.52%
Ratio of net investment income to average net assets (excluding waivers)	4.02%[4]	4.28%	4.11%	3.97%	4.24%	4.35%
Portfolio turnover rate	7%	8%[5]	4%[5]	7%[5]	34%[5]	11%[5]

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

BLACKROCK FUNDS

	INVESTOR B CLASS						INVESTOR C CLASS
KENTUCKY MUNICIPAL BOND PORTFOLIO	PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30					PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30
		2006	2005	2004	2003[1]	2002[1]		2006	2005	2004	2003[1]	2002[1]
Net asset value, beginning of period	$9.58	$9.69	$9.73	$9.77	$9.99	$9.94	$9.61	$9.71	$9.76	$9.79	$10.02	$9.97

Net investment income	0.17 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36	0.37	0.15 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.08)	(0.18)	(0.14)	(0.07)	(0.20)	0.07	(0.06)	(0.17)	(0.15)	(0.06)	(0.21)	0.07

Net increase from investment operations	0.09	0.18	0.21	0.26	0.16	0.44	0.09	0.19	0.20	0.27	0.15	0.44

Distributions from net investment income	(0.23)	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)	(0.23)	(0.29)	(0.25)	(0.30)	(0.38)	(0.39)

Net asset value, end of period	$9.44	$9.58	$9.69	$9.73	$9.77	$9.99	$9.47	$9.61	$9.71	$9.76	$9.79	$10.02

Total return[7]	0.90%[3]	1.94%	2.18%	2.76%	1.70%	4.55%	0.90%[3]	2.04%	2.07%	2.86%	1.59%	4.53%
Ratios/Supplemental data:
Net assets, end of period (000)	$2,099	$2,233	$3,578	$3,897	$3,795	$2,311	$7,244	$1,115	$938	$1,399	$1,179	$1,036
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.60%[4]	1.71%	1.85%	1.89%	1.92%	1.91%	1.52%[4]	1.68%	1.86%	1.88%	1.92%	1.90%
Ratio of net expenses to average net assets (including interest expense and fees)	2.12%[4]	2.27%[5]	2.20%[5]	2.05%[5]	2.10%[5]	2.07%[5]	2.04%[4]	2.24%[5]	2.21%[5]	2.04%[5]	2.10%[5]	2.06%[5]
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.35%[4]	2.47%[5]	2.27%[5]	2.18%[5]	2.27%[5]	2.24%[5]	2.19%[4]	2.41%[5]	2.27%[5]	2.16%[5]	2.28%[5]	2.24%[5]
Ratio of net investment income to average net assets	3.55%[4]	3.78%	3.55%	3.44%	3.64%	3.71%	3.24%[4]	3.75%	3.55%	3.43%	3.69%	3.61%
Ratio of net investment income to average net assets (excluding waivers)	3.32%[4]	3.58%	3.48%	3.31%	3.46%	3.54%	3.09%[4]	3.58%	3.49%	3.31%	3.50%	3.44%
Portfolio turnover rate	7%	8%[5]	4%[5]	7%[5]	34%[5]	11%[5]	7%	8%[5]	4%[5]	7%[5]	34%[5]	11%[5]

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note H.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	As restated (See Note H).
[6]	Sales load not reflected in total return.
[7]	Contingent deferred sales load not reflected in total return.

37

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2007, the Fund had 49 registered portfolios, four of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees (the “Board”); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof. As of March 31, 2007, there were no Fair Valued Assets.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and

38

BLACKROCK FUNDS

liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Municipal Bonds held in Trust — The Portfolios invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which a Portfolio, or an agent on behalf of a Portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to a Portfolio which made the transfer or to affiliates of a Portfolio. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting standards No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” therefore the municipal securities deposited into a TOB are presented in the Portfolios’ schedules of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Portfolios. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Portfolios on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Portfolios include the right of the Portfolios (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates a par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Portfolios. At March 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and range of interest rates on the liability for trust certificates are as follows:

	AGGREGATE VALUE OF THE UNDERLYING MUNICIPAL SECURITIES TRANSFERRED TO TOB	TRUST CERTIFICATES INCLUDING INTEREST AND FEES PAYABLE	RANGE OF INTEREST RATES
AMT-Free Municipal Bond	$29,120,624	$18,918,978	3.36% - 3.94%
Ohio Municipal Bond	$36,157,702	$23,715,560	3.36% - 3.89%
Delaware Municipal Bond	$36,817,206	$22,685,834	3.36% - 3.89%
Kentucky Municipal Bond	$16,035,822	$11,548,738	3.36% - 3.89%

Financial transactions executed through TOBs generally will under-perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Portfolios’ investments in TOB Residuals likely will adversely affect the Portfolios’ net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Portfolios’ net asset value per share.

While the Portfolios’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Portfolios to borrow money for purposes of making investments. The Portfolios’ management believes that the Portfolios’ restrictions on borrowings does not apply to the secured borrowings deemed to have occurred for accounting purposes.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally,

39

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	AMT-FREE MUNICIPAL BOND AND OHIO MUNICIPAL BOND PORTFOLIOS	DELAWARE MUNICIPAL BOND AND KENTUCKY MUNICIPAL BOND PORTFOLIOS
AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
first $1 billion	0.500%	0.550%
$1 billion — $2 billion	0.450	0.500
$2 billion — $3 billion	0.425	0.475
greater than $ 3 billion	0.400	0.450

BlackRock has voluntarily agreed to reduce its fees for advisory services by the amount of advisory fees earned by companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, on short term investments in those companies by the portfolios. The amount of these voluntary reductions are shown on the Statements of Operations as “fees waived by advisory”.

BlackRock pays BFM fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a custodian fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to February 1, 2006, the fee was paid at the following annual rates: 0.01% of the first $250 million of average gross assets, 0.009% of the next $250 million of average gross assets, 0.0075% of the next $250 million of average gross assets, 0.007% of the next $250 million of average of gross assets, 0.006% of the next $250 million of average gross assets and 0.005% of average gross assets in excess of $1.25 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective February 1, 2006, the fee was paid at the following annual rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent.

40

BLACKROCK FUNDS

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Prior to February 1, 2006, the BlackRock shares bore a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C share classes each bore a transfer agent fee at an annual rate not to exceed 0.018% of the annual average net assets of such respective classes plus per account fees and disbursements. Certain other transfer agency fees were allocated on relative net assets of each class of each Portfolio.

Effective February 1, 2006, each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and Hilliard Lyons, an indirect wholly-owned subsidiary of PNC, provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2007, the Portfolios paid to Merrill Lynch and Hilliard Lyons the following fees in return for these services:

	MERRILL LYNCH	HILLIARD LYONS
AMT-Free Municipal Bond	$994	$585
Ohio Municipal Bond	3,801	549
Delaware Municipal Bond	2,980	687
Kentucky Municipal Bond	175	1,085

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. Prior to February 1, 2006, the fee was paid at the following annual rates: 0.085% of the first $500 million of net assets of each Portfolio, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, was charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class was charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion. Effective February 1, 2006, the combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% of assets in excess of $1 billion. In addition, each of the classes, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (the “BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) (“service organizations”) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

41

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Class-Specific Fee Arrangements
Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees(3)	Contractual Fees	Actual Fees(3)	Contractual Fees(1)	Actual Fees(3)	Contractual Fees(1)	Actual Fees(3)	Contractual Fees(2)	Actual Fees(3)	Contractual Fees(2)	Actual Fees(3)
AMT-Free Municipal Bond	None	None	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	0.28%	1.00%	1.00%
Ohio Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Delaware Municipal Bond	N/A	N/A	None	None	0.25%	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Kentucky Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	— the actual fees are for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Fund paid to affiliates the following fees in return for distribution and sales support services:

	MERRILL LYNCH	HILLIARD LYONS	BLACKROCK
AMT-Free Municipal Bond	$7,097	$5,898	$1,764
Ohio Municipal Bond	40,070	3,176	258
Delaware Municipal Bond	39,562	8,368	679
Kentucky Municipal Bond	5,564	10,205	1,175

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are acomponent of the transfer agent fees in the accompanying Statement of Operations.

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$272	$1,044	$51	$355	$180	$58	$1,960
Ohio Municipal Bond	—	434	15	289	162	131	1,031
Delaware Municipal Bond	—	193	—	273	140	168	774
Kentucky Municipal Bond	—	266	9	102	27	11	415

For the six months ended March 31, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ADMINISTRATION FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	8,755	34,446	150	1,186	458	336	45,331
Ohio Municipal Bond	—	10,682	127	921	794	927	13,451
Delaware Municipal Bond	—	4,684	—	1,389	747	1,109	7,929
Kentucky Municipal Bond	—	9,178	33	954	272	212	10,649

ADMINISTRATION FEES WAIVED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$8,651	$—	$1	$—	$—	$—	$8,652
Ohio Municipal Bond	—	10,389	25	906	—	—	11,320
Delaware Municipal Bond	—	—	—	785	734	1,095	2,614
Kentucky Municipal Bond	—	—	—	20	271	101	392

42

BLACKROCK FUNDS

TRANSFER AGENT FEES	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$680	$7,973	$512	$3,239	$1,931	$807	$15,142
Ohio Municipal Bond	—	4,493	153	2,687	2,530	2,158	12,021
Delaware Municipal Bond	—	1,580	—	2,510	2,270	3,101	9,461
Kentucky Municipal Bond	—	2,112	104	1,501	845	233	4,795

TRANSFER AGENT FEES WAIVED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$264	$—	$—	$—	$—	$—	$264
Ohio Municipal Bond	—	404	—	284	—	—	688
Delaware Municipal Bond	—	—	—	14	137	166	317
Kentucky Municipal Bond	—	—	—	1	27	7	35

TRANSFER AGENT FEES REIMBURSED	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$365	$—	$2	$—	$—	$—	$367
Ohio Municipal Bond	—	3,305	—	2,310	—	—	5,615
Delaware Municipal Bond	—	—	—	14	1,984	2,772	4,770
Kentucky Municipal Bond	—	—	—	—	806	157	963

SHAREHOLDER SERVICE FEES	SHARE CLASSES
	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$1,501	$11,822	$4,584	$3,361	$21,268
Ohio Municipal Bond	1,271	9,185	7,939	9,266	27,661
Delaware Municipal Bond	—	13,727	7,462	11,088	32,277
Kentucky Municipal Bond	330	9,541	2,723	2,122	14,716

DISTRIBUTION FEES	SHARE CLASSES
	INVESTOR B	INVESTOR C	TOTAL
AMT-Free Municipal Bond	$9,620	$10,082	$19,702
Ohio Municipal Bond	23,816	27,799	51,615
Delaware Municipal Bond	22,396	33,266	55,662
Kentucky Municipal Bond	8,170	6,367	14,537

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	SHARE CLASSES
	BLACKROCK	INSTITUTIONAL	SERVICE	INVESTOR A	INVESTOR B	INVESTOR C
AMT-Free Municipal Bond	0.45%	0.60%	0.90%	1.07%	1.82%	1.82%
Ohio Municipal Bond	N/A	0.60%	0.90%	0.85%	1.82%	1.82%
Delaware Municipal Bond	N/A	0.70%	1.00%[1]	0.95%	1.65%	1.65%
Kentucky Municipal Bond	N/A	0.65%	1.00%	0.95%	1.60%	1.60%

[1]	There were no shares outstanding as of March 31, 2007.

If within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1)

43

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At March 31, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	EXPIRING JANUARY 31, 2008	EXPIRING JANUARY 31, 2009	EXPIRING JANUARY 31, 2010	TOTAL WAIVERS SUBJECT TO REIMBURSEMENT
AMT-Free Municipal Bond	$936,352	$373,746	$48,154	$1,358,252
Ohio Municipal Bond	259,109	101,109	13,301	373,519
Delaware Municipal Bond	107,843	80,336	9,729	197,908
Kentucky Municipal Bond	162,538	88,982	14,268	265,788

The following waivers previously incurred on the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2007:

AMT-Free Municipal Bond	$983,261
Ohio Municipal Bond	259,458
Delaware Municipal Bond	138,287
Kentucky Municipal Bond	171,865

For the six months ended March 31, 2007, BDI earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Inc. earned dealer concessions on sales of Portfolio’s Investor A Class as follows:

AMT-Free Municipal Bond	$4,627
Ohio Municipal Bond	6,612
Delaware Municipal Bond	8,131
Kentucky Municipal Bond	43,572

For the six months ended March 31, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor B Class and Investor C Class:

	INVESTOR B CLASS	INVESTOR C CLASS
AMT-Free Municipal Bond	$3,080	$48
Ohio Municipal Bond	11,324	2,777
Delaware Municipal Bond	5,361	1
Kentucky Municipal Bond	2,502	1

For the six months ended March 31, 2007, short term investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	NET ACTIVITY	DIVIDEND INCOME	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
AMT-Free Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	$7,300,000	$30,741	$7,300,000
Ohio Municipal Bond	CMA Ohio Municipal Money Fund	900,000	3,383	900,000
Delaware Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	300,000	1,646	300,000
Kentucky Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	10,900,000	27,333	10,900,000

44

BLACKROCK FUNDS

Certain issuers of investments held by the Portfolios have financial relationships with one or more affiliates of BlackRock. For the six months ended March 31, 2007, investments in companies assumed to be an affiliate of the Portfolios were as follows:

	AFFILIATED INVESTMENTS	BEGINNING PAR	ENDING PAR	INTEREST INCOME	INTEREST EXPENSE AND FEES	MARKET VALUE OF AFFILIATES AT MARCH 31, 2007
AMT-Free Municipal Bond	Delaware Vy. Regl. Fin. Auth. Govt. Loc. Govt. Rev.	$10,000,000	$10,000,000	$159,257	$124,164	$12,063,431
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	15,950,000	15,950,000	433,613	226,380	17,057,193
Ohio Municipal Bond	Puerto Rico Cmwlth. Hwy. & Trans. Auth. Rev.	12,745,000	12,745,000	321,418	145,862	13,005,100
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	1,600,000	42,228	22,693	1,706,256
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	53,730	28,370	2,138,920
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	54,032	28,370	2,140,300
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	2,630,000	71,417	37,705	2,811,506
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,292	14,185	1,069,810
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,198	14,183	1,065,730
	Puerto Rico Pub. Bldgs. Auth. Govt. Facs. Rev., Ser. 97B	12,000,000	12,000,000	321,883	149,557	12,220,080
Delaware Municipal Bond	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	1,600,000	42,228	22,693	1,706,256
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	53,730	28,370	2,138,920
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	54,032	28,370	2,140,300
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	2,630,000	71,417	37,705	2,811,506
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,292	14,185	1,069,810
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,198	14,183	1,065,730
	Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A	12,200,000	12,200,000	290,388	135,831	13,192,600
	Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A	11,500,000	11,500,000	305,343	142,379	12,692,084
Kentucky Municipal Bond	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 97A	5,000,000	5,000,000	127,746	75,690	5,103,300
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	1,600,000	42,228	22,693	1,706,256
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	53,730	28,370	2,138,920
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	2,000,000	54,032	28,370	2,140,300
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	2,630,000	71,417	37,705	2,811,506
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,292	14,185	1,069,810
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	1,000,000	27,198	14,183	1,065,730

45

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2007 is as follows:

AMT-Free Municipal Bond	$71
Ohio Municipal Bond	61
Delaware Municipal Bond	52
Kentucky Municipal Bond	14

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

(D) Purchases and Sales of Securities

For the six months ended March 31, 2007, purchases and sales of securities, but excluding short-term and U.S. government securities, were as follows:

	PURCHASES	SALES
AMT-Free Municipal Bond	$165,735,272	$164,722,475
Ohio Municipal Bond	9,763,580	12,309,595
Delaware Municipal Bond	4,364,820	6,840,855
Kentucky Municipal Bond	40,234,828	6,953,196

There were no purchases or sales of U.S. government securities for the six months ended March 31, 2007.

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	AMT-FREE MUNICIPAL BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
BlackRock Class	45,566	$498,036	352,539	$3,819,547
Institutional Class	2,613,464	28,501,215	4,280,196	46,448,314
Service Class	98	1,064	1,946	21,227
Investor A Class	101,196	1,104,449	290,414	3,145,094
Investor B Class	16,432	179,484	98,997	1,073,196
Investor C Class	69,716	762,079	124,289	1,349,403
Shares issued in reinvestment of dividends:
BlackRock Class	140,402	1,531,688	308,683	3,345,930
Institutional Class	8,571	93,528	13,690	148,426
Service Class	1,450	15,820	3,350	36,270
Investor A Class	12,547	137,005	23,302	252,721
Investor B Class	3,521	38,450	6,560	71,142
Investor C Class	3,043	33,208	3,961	42,930
Shares redeemed:
BlackRock Class	(584,278)	(6,361,713)	(1,862,759)	(20,169,441)
Institutional Class	(1,787,914)	(19,489,058)	(6,332,378)	(68,690,589)
Service Class	(8,512)	(92,786)	(101,315)	(1,102,123)
Investor A Class	(133,933)	(1,460,615)	(240,181)	(2,601,745)
Investor B Class	(86,924)	(948,455)	(164,160)	(1,779,964)
Investor C Class	(38,697)	(422,287)	(94,078)	(1,018,186)

Net increase (decrease)	375,748	$4,121,112	(3,286,944)	$(35,607,848)

46

BLACKROCK FUNDS

	OHIO MUNICIPAL BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	637,424	$6,672,281	1,048,946	$11,004,646
Service Class	9,385	98,132	53,634	563,988
Investor A Class	122,692	1,286,026	184,206	1,927,624
Investor B Class	1,621	16,990	54,504	574,058
Investor C Class	53,971	566,917	255,376	2,677,363
Shares issued in reinvestment of dividends:
Institutional Class	8,569	89,778	4,702	49,332
Service Class	1,740	18,253	3,269	34,248
Investor A Class	10,180	106,658	21,548	225,665
Investor B Class	5,334	55,912	4,870	51,051
Investor C Class	7,381	77,396	3,127	32,741
Shares redeemed:
Institutional Class	(710,122)	(7,444,182)	(2,174,086)	(22,687,300)
Service Class	(25,594)	(268,976)	(19,351)	(203,972)
Investor A Class	(154,493)	(1,618,693)	(321,021)	(3,378,468)
Investor B Class	(128,250)	(1,346,853)	(272,781)	(2,862,878)
Investor C Class	(166,211)	(1,743,595)	(177,691)	(1,862,370)

Net decrease	(326,373)	$(3,433,956)	(1,330,748)	$(13,854,272)

	DELAWARE MUNICIPAL BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	149,141	$1,461,536	754,757	$7,384,112
Investor A Class	53,479	523,211	143,010	1,394,334
Investor B Class	204	2,011	23,970	234,927
Investor C Class	22,976	225,437	95,024	929,382
Shares issued in reinvestment of dividends:
Institutional Class	1,609	15,761	2,738	26,696
Investor A Class	13,709	134,300	28,886	281,660
Investor B Class	4,027	39,469	5,294	51,637
Investor C Class	6,437	63,068	5,263	51,307
Shares redeemed:
Institutional Class	(259,258)	(2,540,096)	(1,597,259)	(15,598,804)
Investor A Class	(133,578)	(1,309,399)	(447,705)	(4,379,429)
Investor B Class	(82,151)	(803,042)	(154,754)	(1,510,944)
Investor C Class	(147,447)	(1,447,733)	(467,187)	(4,558,327)

Net decrease	(370,852)	$(3,635,477)	(1,607,963)	$(15,693,449)

47

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

	KENTUCKY MUNICIPAL BOND
	FOR THE SIX MONTHS ENDED 3/31/07		FOR THE YEAR ENDED 9/30/06
	SHARES	VALUE	SHARES	VALUE
Shares sold:
Institutional Class	3,882,614	$36,951,591	970,234	$9,287,039
Service Class	1,016	9,624	1,124	10,802
Investor A Class	861,650	8,188,487	48,621	466,358
Investor B Class	2,719	26,001	6,199	59,508
Investor C Class	646,676	6,148,379	28,401	272,499
Shares issued in reinvestment of dividends:
Institutional Class	7,549	71,793	8,068	77,246
Service Class	501	4,775	670	6,418
Investor A Class	17,864	169,776	18,075	173,078
Investor B Class	5,126	48,787	7,500	71,847
Investor C Class	3,746	35,680	988	9,483
Shares redeemed:
Institutional Class	(550,068)	(5,246,992)	(1,861,035)	(17,859,884)
Service Class	—	—	(1)	(12)
Investor A Class	(226,535)	(2,158,423)	(73,476)	(705,686)
Investor B Class	(18,501)	(176,405)	(149,840)	(1,440,785)
Investor C Class	(1,288)	(12,261)	(9,858)	(94,580)

Net increase (decrease)	4,633,069	$44,060,812	(1,004,330)	$(9,666,669)

On March 31, 2007, two shareholders held approximately 93% of the outstanding shares of the AMT-Free Municipal Bond Portfolio, two shareholders held approximately 77% of the outstanding shares of the Ohio Municipal Bond Portfolio, three shareholders held approximately 76% of the outstanding shares of the Delaware Municipal Bond Portfolio and two shareholders held approximately 76% of the outstanding shares of the Kentucky Municipal Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Short-Term Borrowings

Effective November 29, 2006, the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2007.

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income, net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

48

BLACKROCK FUNDS

The tax character of distributions paid during the year ended September 30, 2006 were as follows:

	TAX-FREE INCOME	ORDINARY INCOME	TOTAL DISTRIBUTIONS
AMT-Free Municipal Bond
9/30/06	$15,981,571	$17,177	$15,998,748
Ohio Municipal Bond
9/30/06	5,049,285	180,026	5,229,311
Delaware Municipal Bond
9/30/06	2,812,252	—	2,812,252
Kentucky Municipal Bond
9/30/06	2,947,491	3,222	2,950,713

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2008	2009	2010	2011	2012	2013	2014	TOTAL
AMT-Free Municipal Bond	$3,717,571	$1,756,215	$—	$3,984,021	$6,841,418	$5,736,698	$554,154	$22,590,077
Ohio Municipal Bond	41,989	—	—	1,883,560	825,006	783,368	212,779	3,746,702
Delaware Municipal Bond	83,140	—	—	1,312,264	493,468	623,721	149,343	2,661,936
Kentucky Municipal Bond	542,789	1,556,368	129,603	2,443,468	—	—	—	4,672,228

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(H) Concentration of Credit Risk

The Portfolios concentrate their investments in securities issued by state agencies, other governmental entities and U.S. territories. The Portfolios are more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these states, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments, than if the Portfolios were not concentrated in securities issued by state agencies, other governmental entities and U.S. territories.

(I) Restatement Information

During the six months ended March 31, 2007, the Portfolios determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transactions should have been accounted for as secured borrowings rather than as sales. Accordingly, the Portfolios have restated the financial highlights for September 30, 2006, 2005, 2004, 2003 and 2002. The effects of the restatement were recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense in the statement of operations.

49

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Financial Highlights throughout each period:

	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND FEES AND EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
	PREVIOUSLY REPORTED	AS RESTATED	PREVIOUSLY REPORTED	AS RESTATED
AMT-Free Municipal Bond Portfolio
BlackRock Class
9/30/06	0.69%	0.88%	70%	66%
9/30/05	0.71%	0.83%	91%	87%
12/22/03 - 9/30/04	0.69%	0.75%	73%	69%

Institutional Class
9/30/06	0.73%	0.92%	70%	66%
9/30/05	0.83%	0.95%	91%	87%
9/30/04	0.82%	0.88%	73%	69%
9/30/03	0.83%	0.92%	76%	72%
9/30/02	0.81%	0.88%	47%	45%

Service Class
9/30/06	1.43%	1.62%	70%	66%
9/30/05	1.08%	1.20%	91%	87%
9/30/04	1.08%	1.14%	73%	69%
9/30/03	1.13%	1.22%	76%	72%
9/30/02	1.11%	1.18%	47%	45%

Investor A Class
9/30/06	1.12%	1.31%	70%	66%
9/30/05	1.18%	1.30%	91%	87%
9/30/04	1.31%	1.37%	73%	69%
9/30/03	1.30%	1.39%	76%	72%
9/30/02	1.29%	1.36%	47%	45%

Investor B Class
9/30/06	1.80%	1.99%	70%	66%
9/30/05	1.84%	1.96%	91%	87%
9/30/04	1.97%	2.03%	73%	69%
9/30/03	2.05%	2.14%	76%	72%
9/30/02	2.03%	2.10%	47%	45%

Investor C Class
9/30/06	1.76%	1.95%	70%	66%
9/30/05	1.85%	1.97%	91%	87%
9/30/04	1.95%	2.01%	73%	69%
9/30/03	2.05%	2.14%	76%	72%
9/30/02	2.03%	2.10%	47%	45%

50

BLACKROCK FUNDS

	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND FEES AND EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
	PREVIOUSLY REPORTED	AS RESTATED	PREVIOUSLY REPORTED	AS RESTATED
Ohio Municipal Bond Portfolio
Institutional Class
9/30/06	0.75%	1.42%	16%	13%
9/30/05	0.85%	1.29%	10%	9%
9/30/04	0.84%	1.08%	6%	5%
9/30/03	0.83%	1.16%	18%	15%
9/30/02	0.81%	1.17%	28%	22%
Service Class
9/30/06	1.00%	1.67%	16%	13%
9/30/05	1.10%	1.54%	10%	9%
9/30/04	1.02%	1.26%	6%	5%
9/30/03	1.12%	1.45%	18%	15%
9/30/02	1.12%	1.48%	28%	22%
Investor A Class
9/30/06	1.14%	1.81%	16%	13%
9/30/05	1.20%	1.64%	10%	9%
9/30/04	1.34%	1.58%	6%	5%
9/30/03	1.31%	1.64%	18%	15%
9/30/02	1.28%	1.64%	28%	22%
Investor B Class
9/30/06	1.79%	2.46%	16%	13%
9/30/05	1.85%	2.29%	10%	9%
9/30/04	1.97%	2.21%	6%	5%
9/30/03	2.05%	2.38%	18%	15%
9/30/02	2.03%	2.39%	28%	22%
Investor C Class
9/30/06	1.77%	2.44%	16%	13%
9/30/05	1.84%	2.28%	10%	9%
9/30/04	1.95%	2.19%	6%	5%
9/30/03	2.05%	2.38%	18%	15%
9/30/02	2.01%	2.37%	28%	22%

51

BLACKROCK FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONCLUDED)

	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND FEES AND EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
	PREVIOUSLY REPORTED	AS RESTATED	PREVIOUSLY REPORTED	AS RESTATED
Delaware Municipal Bond Portfolio
Institutional Class
9/30/06	0.85%	2.11%	6%	5%
9/30/05	0.92%	1.67%	10%	8%
9/30/04	0.89%	1.36%	3%	3%
9/30/03	0.90%	1.56%	34%	26%
9/30/02	0.89%	1.52%	17%	13%
Service Class
10/1/01 - 5/2/02	1.17%	1.80%	17%	13%
Investor A Class
9/30/06	1.21%	2.43%	6%	5%
9/30/05	1.26%	2.01%	10%	8%
9/30/04	1.40%	1.87%	3%	3%
9/30/03	1.36%	2.02%	34%	26%
9/30/02	1.36%	1.99%	17%	13%
Investor B Class
9/30/06	1.90%	3.16%	6%	5%
9/30/05	1.92%	2.67%	10%	8%
9/30/04	2.02%	2.49%	3%	3%
9/30/03	2.09%	2.75%	34%	26%
9/30/02	2.11%	2.74%	17%	13%
Investor C Class
9/30/06	1.89%	3.15%	6%	5%
9/30/05	1.92%	2.67%	10%	8%
9/30/04	2.02%	2.49%	3%	3%
9/30/03	2.08%	2.74%	34%	26%
9/30/02	2.09%	2.72%	17%	13%

52

BLACKROCK FUNDS

	RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND FEES AND EXCLUDING WAIVERS)		PORTFOLIO TURNOVER RATE
	PREVIOUSLY REPORTED	AS RESTATED	PREVIOUSLY REPORTED	AS RESTATED
Kentucky Municipal Bond Portfolio
Institutional Class
9/30/06	0.83%	1.39%	9%	8%
9/30/05	0.91%	1.26%	4%	4%
9/30/04	0.89%	1.05%	8%	7%
9/30/03	0.88%	1.06%	37%	34%
9/30/02	0.87%	1.03%	12%	11%
Service Class
9/30/06	1.12%	1.68%	9%	8%
9/30/05	1.17%	1.52%	4%	4%
9/30/04	1.17%	1.33%	8%	7%
9/30/03	1.18%	1.36%	37%	34%
9/30/02	1.17%	1.33%	12%	11%
Investor A Class
9/30/06	1.19%	1.75%	9%	8%
9/30/05	1.26%	1.61%	4%	4%
9/30/04	1.36%	1.52%	8%	7%
9/30/03	1.35%	1.53%	37%	34%
9/30/02	1.35%	1.51%	12%	11%
Investor B Class
9/30/06	1.91%	2.47%	9%	8%
9/30/05	1.92%	2.27%	4%	4%
9/30/04	2.02%	2.18%	8%	7%
9/30/03	2.09%	2.27%	37%	34%
9/30/02	2.08%	2.24%	12%	11%
Investor C Class
9/30/06	1.85%	2.41%	9%	8%
9/30/05	1.92%	2.27%	4%	4%
9/30/04	2.00%	2.16%	8%	7%
9/30/03	2.10%	2.28%	37%	34%
9/30/02	2.08%	2.24%	12%	11%

While the Statements of Assets and Liabilities as of September 30, 2006, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatements, the principal effects of the restatements would be to increase investments and liability for trust certificates and interest and fees payable by corresponding amounts each year, with no effect on previously reported net assets. The Statements of Operations for the years ended September 30, 2006, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

53

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BLACKROCK FUNDS

Investment Advisor	Co-Administrator
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Wilmington, Delaware 19809	Wilmington, Delaware 19809

Sub-Advisor	Distributor
BlackRock Financial Management, Inc.	BlackRock Distributors, Inc.
New York, New York 10022	King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company	Simpson Thacher & Bartlett LLP
Philadelphia, Pennsylvania 19153	New York, New York 10017

Co-Administrator and Transfer Agent	Independent Registered Public Accounting Firm
PFPC Inc.	Deloitte & Touche LLP
Wilmington, Delaware 19809	Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

BLACKROCK FUNDS

AVAILABILITY OF SHAREHOLDER DOCUMENTS AND STATEMENTS

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

SHAREHOLDER PRIVILEGES

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

BLACKROCK FUNDS

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio*	BlackRock Lifecycle Prepared Portfolios†
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Technology Fund	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Prepared Portfolios†
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Investment Trust	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Growth Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Opportunities Portfolio	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Portfolios
BlackRock Bond Fund	BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund

Municipal Bond Portfolios
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Money Market Portfolios
BlackRock Money Market Portfolio	BlackRock NJ Municipal MM Portfolio	BlackRock Summit Cash Reserves Fund*
BlackRock Municipal Money Market Portfolio	BlackRock OH Municipal MM Portfolio	BlackRock U.S. Treasury MM Portfolio
BlackRock NC Municipal MM Portfolio	BlackRock PA Municipal MM Portfolio	BlackRock VA Municipal MM Portfolio

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance and Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures since the Registrant last provided disclosure pursuant to this item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 filed as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BlackRock FundsSM

By (Signature and Title)* /s/ Henry Gabbay
Henry Gabbay, President and Principal Executive Officer

Date June 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Henry Gabbay
Henry Gabbay, President and Principal Executive Officer
Date June 4, 2007

By (Signature and Title)* /s/ Donald C. Burke
Donald C. Burke, Treasurer and Principal Financial Officer

Date June 4, 2007

*	Print the name and title of each signing officer under his or her signature.